UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: APRIL 30

Date of reporting period: APRIL 30, 2021

Item 1.	REPORTS TO SHAREHOLDERS

ANNUAL REPORT April 30, 2021

VANECK VECTORS®

CEF Municipal Income ETF	XMPT®

High Yield Muni ETF	HYD®

Intermediate Muni ETF	ITM®

Long Muni ETF	MLN®

Muni Allocation ETF	MAAXTM

Short High Yield Muni ETF	SHYD®

Short Muni ETF	SMB®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2021.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

April 30, 2021 (unaudited)

Dear Fellow Shareholders:

The way we think about the financial markets—since no one knows the future for sure—is to identify potential scenarios. Last year, we said that roaring global growth would push interest rates to 1.5%-2.0% during 2021. This already happened in the first quarter! Now what?

The mainstream, high-probability scenario (“Goldilocks”) is that the rate increases pause and stock markets continue to make new highs. To support this idea of strong-but-tapering growth, the first major country that went through the COVID-19 cycle is now leveling off after its boom. Following some temporary weakness in February, China’s manufacturing PMI (Purchasing Managers’ Index) rose more than expected in March and the services PMI soared, only confirming that the recovery is getting more balanced. For updates on this, please follow Natalia Gurushina’s daily emails or our monthly China updates.

Another scenario is the “Wage Inflation” scenario. I like to distinguish between commodity price inflation and wage inflation. Commodity prices have been rallying strongly since last summer with almost all commodity prices at multi-year highs. But wage inflation is more important for financial markets. Wage inflation is the driver of a longer-lasting inflation and can be hard to extinguish. The level of stimulus from the U.S. Federal Reserve we saw in 2020 was unprecedented, as is the spending planned by the new Biden administration. We may find that we are witnessing a paradigm change in the “environment” of the financial markets and a new “dynamic” compared with the last 10 years. And a burst of commodity price inflation isn’t the concern in this “Wage Inflation” scenario, rather the concern is that investment consequences could endure not only through 2021, but also well into 2022. This, then, is the risk that wage inflation takes off, triggered by super-heated growth and rising rates. After all, the U.S. economy hasn’t seen GDP growth rates like this since the 1950s. My investment colleagues are divided on whether wage inflation is possible in an over-stimulated yet deflationary world. We’ll see in 2022.

The final scenario remains that, with this tremendous stimulus, we expect to see interest rates rise unexpectedly further in the second half of 2021. In fact, I believe there is a chance that 10-year U.S. interest rates can exceed 2.5% by the end of 2021—“Rate Surprise”—and that investors should have this scenario on their radar screens. This could lead to turbulence in financial markets. By definition, bonds will fall further. But again, this may be okay for equities.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended April 30, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

PS The investing outlook can change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

May 3, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

April 30, 2021 (unaudited)

Market Review

Following the immediate market impact sparked by the COVID-19 pandemic, monetary and fiscal stimulus implemented in most major economies resulted in a strong and sustained recovery in financial markets that began in April 2020. Short-term U.S. interest rates remained anchored near zero, while long-term rates began to move meaningfully upwards following the U.S. election results in late-2020 and into 2021. The U.S. dollar’s strength faded through most of the year following a sharp rally in March 2020, but found support later in the year as yields increased. Risk appetite returned following a wave of credit deterioration early in the pandemic, with spreads tightening to below pre-pandemic levels by April 2021 as the search for yield continued.

CEF Municipal Income ETF

The CEF Municipal Income ETF gained 24.38% over the 12 months under review due both to tightening municipal closed-end fund (CEF) discounts and price increases in the underlying bonds themselves. During the period the discount at which CEFs traded fluctuated hugely. Starting the fund’s fiscal year at –8.36% on May 1, 2020, the discount widened to –9.28% on May 19, 2020 and, thereafter, tightened in fits and starts to –2.71% on April 30, 2021—only a little more than its lowest of –2.59% on April 13, 2021.

High Yield Muni ETF/Short High Yield Muni ETF

In the High Yield Municipal Index ETF, the industrial revenue, healthcare and special tax sectors contributed the most to the fund’s gain of 15.84%. No one sector detracted from performance. In terms of state/U.S. territory, the top three contributing states to performance were California, Illinois and New Jersey. Also grouped by states/U.S. territories, municipal bonds from the Northern Mariana Islands, Maine, West Virginia and Oregon detracted the most from performance.

The industrial revenue and leasing sectors were the largest contributors to the 11.89% gain recorded by the Short High Yield Municipal Index ETF. Only the housing sector detracted from performance and then only minimally. Grouped by state/U.S. territory, Illinois was the greatest contributor to the fund’s total return, while municipal bonds from Tennessee and Oregon detracted the most from performance.

Intermediate Muni ETF

In terms of state/U.S. territory, municipal bonds from New York and California contributed the most to the fund’s positive total return of 7.59%. While neither any state nor U.S. territory detracted from performance, bonds from Montana contributed the least. The transportation and state sectors were the two largest contributing sectors to the fund’s performance.

Long Muni ETF

The healthcare and transportation sectors contributed most to the fund’s gain of 10.31% for the 12 month period. No one sector detracted from performance. In terms of state/U.S. territory, municipal bonds issued by New York and California contributed the most to performance and Minnesota was the only state or U.S. territory to detract from performance.

Muni Allocation ETF

The Municipal Allocation ETF returned +11.70% over the 12 month period versus +7.75% for the Bloomberg Barclays Municipal Bond Index. The largest contributors to performance were high yield, with a return of +12.48%, long-duration investment grade, with a return of +11.20%, and intermediate-term investment grade, with a return of +8.93%. The smallest contributors to performance were the Fund’s exposures to short-duration investment grade and short-duration high yield, which returned +2.61% and +12.15%, respectively.

Tactically, the Fund made one successful duration call. At the end of February, 2021, the Fund reduced its exposure to long-duration due to the rapid surge in interest rates, increased correlations between stocks and bonds and an uptick in the volatility of interest rates. The Fund cut duration on February 26, 2021 when the yield on the U.S. 10-year Treasury note was 1.40%. The yield on the U.S. 10-year Treasury note eventually reached a near-term high of 1.74%. The Fund added to duration on April 6, 2021 when the U.S. 10-year Treasury note yield was 1.66%. Since then, the U.S. 10-year Treasury note yield has been in the range of 1.50% to 1.60%.

Short Muni ETF

Among short municipal bonds, the transportation and state sectors contributed the greatest positive return to the fund, which overall gained 4.27% for the year. No one sector detracted from performance. In terms of state/U.S. territory, New York and California contributed the most to the total return of the fund. Three states detracted from performance, with Louisiana detracting the most, but then only minimally.

2

VANECK VECTORS CEF MUNICIPAL INCOME ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	CEFMXTR[1]	LBUSTRUU[2]
One Year	24.10%	24.38%	24.86%	(0.27)%
Five Year	5.02%	5.04%	5.38%	3.19%
Life*	6.72%	6.73%	7.12%	3.25%

*	Commencement of Fund: 7/12/2011; First Day of Secondary Market Trading: 7/13/2011
[1]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

3

VANECK VECTORS HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	LMEHTR[1]	LBUSTRUU[2]
One Year	19.13%	15.84%	19.54%	(0.27)%
Five Year	4.09%	4.07%	6.11%	3.19%
Ten Year	5.84%	5.86%	7.39%	3.39%

[1]	Bloomberg Barclays Municipal Custom High Yield Composite Index (LMEHTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. The majority of the Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 fiscal years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

4

VANECK VECTORS INTERMEDIATE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	LMT2TR1	LBUSTRUU[2]
One Year	9.86%	7.59%	8.78%	(0.27)%
Five Year	3.38%	3.39%	3.93%	3.19%
Ten Year	4.38%	4.38%	5.03%	3.39%

[1]	Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 fiscal years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

5

VANECK VECTORS LONG MUNI ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	LMT3TR1	LBUSTRUU[2]
One Year	12.17%	10.31%	11.50%	(0.27)%
Five Year	4.02%	4.17%	4.82%	3.19%
Ten Year	5.76%	5.73%	6.49%	3.39%

[1]	Bloomberg Barclays AMT-Free Long Continuous Municipal Index (LMT3TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 fiscal years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

6

VANECK VECTORS MUNI ALLOCATION ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	LMBITR[1]	SPTR[2]
One Year	12.41%	11.70%	7.75%	45.98%
Life*	2.46%	2.45%	4.52%	23.77%

*	Commencement of Fund: 5/15/2019; First Day of Secondary Market Trading: 5/16/2019.
[1]	Bloomberg Barclays Municipal Bond Index (LMBITR) is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

7

VANECK VECTORS SHORT HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	BMHYTR[1]	LBUSTRUU[2]
One Year	17.61%	11.89%	12.78%	(0.27)%
Five Year	3.09%	3.04%	4.27%	3.19%
Life*	3.23%	3.17%	4.80%	3.42%

*	Commencement of Fund: 1/13/2014; First Day of Secondary Market Trading: 1/14/2014.
[1]	Bloomberg Barclays Municipal High Yield Short Duration Index (BMHYTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

8

VANECK VECTORS SHORT MUNI ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
	Share Price	NAV	LMT1TR1	LBUSTRUU[2]
One Year	4.25%	4.27%	4.88%	(0.27)%
Five Year	1.85%	1.81%	2.17%	3.19%
Ten Year	1.84%	1.80%	2.30%	3.39%

[1]	Bloomberg Barclays AMT-Free Short Continuous Municipal Index (LMT1TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. It is a total return benchmark designed for high quality and tax efficient investments.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 fiscal years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 10 for more information.

9

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the Net Asset Value (NAV) of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund, except for a Fund with unitary fees, reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The LMEHTR Index, LMT2TR Index, LMT3TR Index, LMBITR Index, BMHYTR Index, LMT1TR Index and LBUSTRUU are published by Bloomberg Finance L.P. and its affiliates (Bloomberg). CEFMX Index is published by S-Network Global Indexes, LLC (S-Network).

Bloomberg and S-Network are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

10

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2020 to April 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2020 – April 30, 2021
CEF Municipal Income ETF
Actual	$1,000.00	$1,108.90	0.40%	$2.09
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
High Yield Muni ETF
Actual	$1,000.00	$1,066.50	0.35%	$1.79
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Intermediate Muni ETF
Actual	$1,000.00	$1,022.00	0.24%	$1.20
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Long Muni ETF
Actual	$1,000.00	$1,036.50	0.24%	$1.21
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Muni Allocation ETF
Actual	$1,000.00	$1,040.60	0.08%	$0.40
Hypothetical**	$1,000.00	$1,024.40	0.08%	$0.40
Short High Yield Muni ETF
Actual	$1,000.00	$1,048.30	0.35%	$1.78
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Short Muni ETF
Actual	$1,000.00	$1,009.40	0.20%	$1.00
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2021) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
11

VANECK VECTORS CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Number of Shares		Value

CLOSED-END FUNDS: 100.3% (a)
143,285	AllianceBernstein National Municipal Income Fund, Inc.	$2,064,737
43,161	BlackRock Investment Quality Municipal Trust, Inc.	828,691
49,102	BlackRock Long-Term Municipal Advantage Trust	648,146
191,988	BlackRock Muni Intermediate Duration Fund, Inc.	2,897,099
113,520	BlackRock MuniAssets Fund, Inc.	1,732,315
316,294	BlackRock Municipal 2030 Target Term Trust	8,223,644
119,111	BlackRock Municipal Income Quality Trust	1,879,572
139,505	BlackRock Municipal Income Trust	2,099,550
73,280	BlackRock Municipal Income Trust II	1,107,261
267,535	BlackRock MuniHoldings Fund, Inc.	4,368,846
187,258	BlackRock MuniHoldings Investment Quality Fund	2,698,388
111,910	BlackRock MuniHoldings Quality Fund II, Inc.	1,517,500
94,826	BlackRock MuniVest Fund II, Inc.	1,436,614
325,255	BlackRock MuniVest Fund, Inc.	3,060,650
211,782	BlackRock MuniYield Fund, Inc.	3,096,253
99,574	BlackRock MuniYield Quality Fund II, Inc.	1,386,070
346,129	BlackRock MuniYield Quality Fund III, Inc.	4,960,029
266,227	BlackRock MuniYield Quality Fund, Inc.	4,238,334
65,881	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	956,592
94,963	BNY Mellon Municipal Income, Inc.	848,969
245,018	BNY Mellon Strategic Municipal Bond Fund, Inc.	1,950,343
224,309	BNY Mellon Strategic Municipals, Inc.	1,944,759
217,818	DWS Municipal Income Trust	2,589,856
359,087	Eaton Vance Municipal Bond Fund	4,833,311
26,900	Eaton Vance Municipal Income 2028 Term Trust	595,835
174,452	Eaton Vance Municipal Income Trust	2,395,226
62,884	Eaton Vance National Municipal Opportunities Trust	1,427,467
194,698	Invesco Advantage Municipal Income Trust II	2,344,164
145,345	Invesco Municipal Income Opportunities Trust	1,158,400
297,467	Invesco Municipal Opportunity Trust	4,012,830
246,243	Invesco Municipal Trust	3,275,032
260,717	Invesco Quality Municipal Income Trust	3,431,036
Number of Shares		Value

CLOSED-END FUNDS: (continued)
242,694	Invesco Trust for Investment Grade Municipals	$3,332,189
234,023	Invesco Value Municipal Income Trust	3,730,327
72,972	MainStay MacKay DefinedTerm Municipal Opportunities Fund	1,619,978
141,879	MFS High Income Municipal Trust	747,702
228,429	MFS Municipal Income Trust	1,576,160
54,124	Neuberger Berman Municipal Fund, Inc.	902,247
830,794	Nuveen AMT-Free Municipal Credit Income Fund	14,289,657
80,951	Nuveen AMT-Free Municipal Value Fund	1,355,929
942,555	Nuveen AMT-Free Quality Municipal Income Fund	14,185,453
76,536	Nuveen Enhanced Municipal Value Fund	1,318,715
167,943	Nuveen Intermediate Duration Municipal Term Fund	2,411,661
47,192	Nuveen Intermediate Duration Quality Municipal Term Fund	694,666
629,753	Nuveen Municipal Credit Income Fund	10,428,710
236,067	Nuveen Municipal Credit Opportunities Fund	3,491,431
261,031	Nuveen Municipal High Income Opportunity Fund	3,873,700
543,845	Nuveen Municipal Value Fund, Inc.	6,129,133
924,161	Nuveen Quality Municipal Income Fund	14,158,146
42,014	Nuveen Select Tax-Free Income Portfolio	713,818
53,379	Nuveen Select Tax-Free Income Portfolio 2	845,523
63,098	PIMCO Municipal Income Fund	915,552
81,566	PIMCO Municipal Income Fund III	1,008,156
104,160	Pioneer Municipal High Income Advantage Fund, Inc.	1,261,378
101,364	Pioneer Municipal High Income Fund, Inc.	1,278,200
174,982	Putnam Managed Municipal Income Trust	1,445,351
122,818	Putnam Municipal Opportunities Trust	1,685,063
218,874	Western Asset Managed Municipals Fund, Inc.	2,884,759
42,518	Western Asset Municipal Defined Opportunity Trust, Inc.	900,956
Total Closed-End Funds: 100.3% (Cost: $167,029,305)		177,192,079
Liabilities in excess of other assets: (0.3)%		(613,947)
NET ASSETS: 100.0%		$176,578,132

See Notes to Financial Statements

12

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.

Summary of Investments By Sector	% of Investments	Value
Financials	100.0%	$177,192,079

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$177,192,079	$—	$—	$177,192,079

See Notes to Financial Statements

13

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

MUNICIPAL BONDS: 98.5%
Alabama: 1.9%
$615,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/01/21 (c)	$615,825
	Alabama Special Care Facilities Financing Authority, Methodist Home for Aging, Series 1 (RB)
500,000	5.25%, 06/01/25	517,637
2,000,000	5.75%, 06/01/26 (c)	2,085,512
1,400,000	5.75%, 06/01/26 (c)	1,484,421
5,900,000	6.00%, 06/01/26 (c)	6,196,337
	Hoover Industrial Development Board, United States Steel Corp. Project (RB) (SD CRED PROG)
4,025,000	5.75%, 10/01/29 (c)	4,705,151
1,500,000	6.38%, 11/01/30 (p)	1,895,622
	Jefferson County, Sewer Revenue, Series D (RB)
10,000,000	6.00%, 10/01/23 (c)	11,680,064
9,000,000	6.50%, 10/01/23 (c)	10,620,192
	Jefferson County, Sewer Revenue, Series E (RB)
60,000	0.00%, 10/01/23 (c) ^	23,941
100,000	0.00%, 10/01/23 (c) ^	47,096
	Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB)
12,000,000	4.50%, 05/01/29 (c)	13,719,436
10,000,000	5.25%, 05/01/29 (c)	11,642,310
		65,233,544
Alaska: 0.2%
	Northern Tobacco Securitization Corp., Series A (RB)
4,460,000	5.00%, 05/17/21 (c)	4,516,093
760,000	5.00%, 05/17/21 (c)	772,336
		5,288,429
American Samoa: 0.1%
	American Samoa Economic Development Authority, Series A (RB)
250,000	6.50%, 09/01/28	301,433
1,000,000	6.63%, 09/01/25 (c)	1,152,707
500,000	7.13%, 09/01/28 (c)	620,634
		2,074,774
Arizona: 2.7%
200,000	Arizona Industrial Development Authority, Academies of Math and Science, Series B (RB) 5.00%, 01/01/27 (c)	231,248
	Arizona Industrial Development Authority, American Charter School Foundation Project (RB)
2,940,000	6.00%, 07/01/27 (c)	3,548,065
1,320,000	6.00%, 07/01/27 (c)	1,620,169
Principal Amount		Value

Arizona: (continued)
	Arizona Industrial Development Authority, Basis School Project, Series A (RB)
$250,000	5.13%, 07/01/26 (c)	$282,083
500,000	5.25%, 07/01/26 (c)	559,204
	Arizona Industrial Development Authority, Basis School Project, Series D (RB)
515,000	5.00%, 07/01/27 (c)	578,353
270,000	5.00%, 07/01/27 (c)	303,864
500,000	Arizona Industrial Development Authority, Basis School Project, Series G (RB) (AGM) 5.00%, 07/01/27 (c)	562,712
	Arizona Industrial Development Authority, Doral Academy - Fire Mesa and Red Rock Campus, Series A (RB)
300,000	5.00%, 07/15/27 (c)	337,480
400,000	5.00%, 07/15/27 (c)	456,080
	Arizona Industrial Development Authority, Economic Development, Legacy Cares, Inc., Series A (RB) (AGM)
1,000,000	6.63%, 07/01/27	1,081,838
5,500,000	7.75%, 07/01/27 (c)	6,097,456
	Arizona Industrial Development Authority, Education Facility, Series A (RB)
1,000,000	4.00%, 12/15/29 (c)	1,069,898
1,050,000	5.25%, 07/01/23 (c)	1,140,225
2,100,000	5.50%, 07/01/23 (c)	2,274,584
3,005,000	Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project, Series B (RB) 5.13%, 07/01/29 (c)	2,887,503
	Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project, Third Tier, Series C (RB)
3,160,000	5.00%, 07/01/29 (c)	2,825,501
1,420,000	5.00%, 07/01/29 (c)	1,269,543
3,465,000	5.50%, 07/01/29 (c)	3,135,659
1,000,000	Arizona Industrial Development Authority, Kazen Education Project (RB) 5.70%, 07/01/26 (c)	1,124,033
5,000,000	Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c)	5,468,291
	Arizona Industrial Development Authority, Leman Academy of Excellence - East Tucson and Central Tucson Projects, Series A (RB)
500,000	4.00%, 07/01/24 (c)	525,065
500,000	5.00%, 07/01/24 (c)	528,547
445,000	Arizona Industrial Development Authority, Pinecrest Academy of Nevada-Cadence Campus Project, Series A (RB) 4.00%, 07/15/28 (c)	475,979
5,855,957	Arizona Industrial Development Authority, Series A (RB) 3.63%, 05/20/33	6,723,901

See Notes to Financial Statements

14

Principal Amount		Value

Arizona: (continued)
$250,000	Glendale Industrial Development Authority, Beatitudes Campus Project (RB) 4.00%, 11/15/24 (c)	$265,321
	Glendale Industrial Development Authority, Glencroft Retirement Community Project (RB)
600,000	5.00%, 11/15/26 (c)	603,154
700,000	5.25%, 11/15/26 (c)	700,319
	Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB)
500,000	4.00%, 07/01/25	526,115
1,000,000	5.00%, 07/01/25 (c)	1,087,395
900,000	5.00%, 07/01/25 (c)	992,804
500,000	5.00%, 07/01/25 (c)	543,903
750,000	Industrial Development Authority of the City of Phoenix, Downtown Student Housing, Series A (RB) 5.00%, 07/01/28 (c)	858,422
675,000	Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project (RB) 5.00%, 07/01/25 (c)	722,742
750,000	Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project, Series A (RB) 5.00%, 07/01/26 (c)	835,576
1,000,000	Industrial Development Authority of the City of Phoenix, Oro Valley Project, Series A (RB) 5.25%, 07/01/22 (c)	1,030,178
1,000,000	Maricopa County Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 6.00%, 07/01/28 (c)	1,182,732
	Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series A (RB) (SD CRED PROG)
125,000	5.00%, 07/01/29 (c)	149,533
1,300,000	5.00%, 07/01/29 (c)	1,558,868
	Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB)
500,000	5.00%, 07/01/29 (c)	568,770
500,000	5.00%, 07/01/29 (c)	570,706
500,000	5.00%, 07/01/29 (c)	582,093
1,750,000	Maricopa County Industrial Development Authority, Paradise School Project (RB) 5.00%, 07/01/26 (c)	1,918,650
330,000	Peoria Industrial Development Authority, Sierra Winds Life Care Community Project, Series A (RB) 5.00%, 11/15/24	336,547
	Pima County Industrial Development Authority, American Leadership Academy Project (RB)
1,250,000	4.13%, 06/15/22 (c)	1,268,559
Principal Amount		Value

Arizona: (continued)
$2,000,000	4.75%, 06/15/22 (c)	$2,034,913
2,000,000	5.00%, 06/15/22 (c)	2,035,495
500,000	5.00%, 06/15/25 (c)	528,975
750,000	5.00%, 06/15/25 (c)	792,434
1,250,000	5.63%, 06/15/25 (c)	1,361,399
	Pima County Industrial Development Authority, Edkey Charter Schools Project (RB)
250,000	5.25%, 07/01/26 (c)	267,320
250,000	5.38%, 07/01/26 (c)	263,841
250,000	5.50%, 07/01/26 (c)	264,333
5,520,000	Pinal County Industrial Development Authority, WOF SW GGP 1 LLC Project (RB) 7.25%, 10/01/23 (c)	6,117,225
	Salt Verde Financial Corp. (RB)
7,590,000	5.00%, 12/01/37	10,681,287
290,000	5.25%, 12/01/23	323,185
305,000	5.25%, 12/01/24	351,803
265,000	5.25%, 12/01/25	315,028
215,000	5.25%, 12/01/27	268,326
245,000	5.25%, 12/01/28	311,598
	Tempe Industrial Development Authority, Friendship Village of Tempe (RB)
355,000	5.00%, 12/01/26 (c)	363,439
250,000	5.00%, 12/01/26 (c)	256,574
	Tempe Industrial Development Authority, Mirabella at ASU Project, Series A (RB)
600,000	6.13%, 10/01/27 (c)	649,220
3,900,000	6.13%, 10/01/27 (c)	4,231,174
		92,827,237
Arkansas: 0.4%
	Arkansas Development Finance Authority, Academics Plus Charter Schools Project (RB)
815,000	4.00%, 12/01/27 (c)	838,714
635,000	4.00%, 12/01/27 (c)	657,928
12,095,000	Arkansas Development Finance Authority, Big River Steel Project (RB) 4.50%, 09/01/26 (c)	13,227,998
		14,724,640
California: 13.3%
	Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB)
2,055,000	5.00%, 10/01/26 (c)	2,428,939
5,000,000	5.00%, 10/01/26 (c)	5,892,716
3,000,000	5.00%, 10/01/26 (c)	3,558,730
1,650,000	5.00%, 10/01/26 (c)	1,954,225
	Anaheim Community Facilities District No. 08-1 (ST)
420,000	4.00%, 09/01/23 (c)	447,629
615,000	4.00%, 09/01/23 (c)	657,412
160,000	4.00%, 09/01/23 (c)	171,653
	Antelope Valley Healthcare District, Series A (RB)
300,000	5.00%, 03/01/26 (c)	303,545
1,480,000	5.25%, 03/01/26 (c)	1,535,962

See Notes to Financial Statements

15

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$500,000	California Community College Financing Authority, Orange Coast College Project (RB) 5.25%, 05/01/28 (c)	$551,243
9,235,000	California Community Housing Agency, Essential Housing, Creekwood, Series A (RB) 4.00%, 08/01/31 (c)	9,858,581
19,650,000	California Community Housing Agency, Essential Housing, Serenity at Larkspur, Series A (RB) 5.00%, 02/01/30 (c)	22,521,209
3,100,000	California Community Housing Agency, Essential Housing, The Arbors, Series A (RB) 5.00%, 08/01/30 (c)	3,575,401
5,250,000	California Community Housing Agency, Essential Housing, Verdant at Green Valley, Series A (RB) 5.00%, 08/01/29 (c)	6,003,181
10,000,000	California Community Housing Agency, Stoneridge Apartments, Series A (RB) 4.00%, 02/01/31 (c)	10,647,390
8,250,000	California Community Housing Agency, Workforce Housing, Series A (RB) 5.00%, 04/01/29 (c)	9,323,158
30,000	California County Tobacco Securitization Agency, Alameda County Tobacco Asset Securitization Corp. (RB) 5.88%, 06/01/21 (c)	30,043
	California County Tobacco Securitization Agency, Golden Gate Tobacco, Series A (RB)
4,115,000	5.00%, 05/17/21 (c)	4,116,616
15,000	5.00%, 05/17/21 (c)	15,006
2,965,000	California County Tobacco Securitization Agency, Los Angeles County Securitization Corp., Series A (RB) 4.00%, 06/01/30 (c)	3,438,859
18,250,000	California County Tobacco Securitization Agency, Stanislaus County Tobacco, Series D (RB) 0.00%, 05/17/21 (c) ^	1,612,163
	California Health Facilities Financing Authority, Children’s Hospital, Series A (RB)
250,000	4.00%, 08/15/27 (c)	275,953
500,000	4.20%, 08/15/27 (c)	560,624
80,000	4.25%, 11/15/22 (c)	83,041
460,000	5.00%, 08/15/27 (c)	546,694
990,000	5.00%, 08/15/27 (c)	1,165,920
	California Health Facilities Financing Authority, CommonSpirit Health, Series A (RB)
1,000,000	3.00%, 04/01/30 (c)	1,051,568
1,715,000	4.00%, 04/01/30 (c)	2,009,644
	California Housing Finance Agency, Series A (RB)
998,825	3.50%, 11/20/35	1,162,440
979,680	4.00%, 03/20/33	1,148,854
Principal Amount		Value

California: (continued)
	California Municipal Finance Authority, California Baptist University, Series A (RB)
$500,000	5.50%, 11/01/25 (c)	$561,998
1,000,000	6.13%, 11/01/23 (c)	1,108,023
	California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB)
150,000	4.00%, 11/15/28 (c)	168,989
500,000	5.00%, 11/15/28 (c)	601,279
	California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB)
250,000	5.00%, 07/01/27 (c)	299,909
200,000	5.00%, 07/01/27 (c)	240,770
3,500,000	California Municipal Finance Authority, Holy Names University (RB) 7.00%, 10/01/29 (c)	4,246,024
	California Municipal Finance Authority, John Adams Academies Lincoln Project, Series A (RB)
500,000	5.00%, 10/01/27 (c)	530,322
500,000	5.00%, 10/01/27 (c)	532,655
500,000	5.00%, 10/01/27 (c)	540,320
2,900,000	California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.63%, 03/01/25 (c)	2,995,162
	California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM)
1,950,000	3.00%, 06/30/28 (c)	2,123,708
650,000	3.25%, 06/30/28 (c)	709,438
975,000	3.50%, 06/30/28 (c)	1,071,773
2,040,000	4.00%, 06/30/28 (c)	2,291,261
2,490,000	5.00%, 06/30/28 (c)	3,010,176
2,040,000	5.00%, 06/30/28 (c)	2,500,363
3,405,000	5.00%, 06/30/28 (c)	4,096,790
500,000	5.00%, 06/30/28 (c)	626,043
600,000	5.00%, 06/30/28 (c)	754,003
1,035,000	5.00%, 06/30/28 (c)	1,281,133
1,000,000	5.00%, 06/30/28 (c)	1,219,567
700,000	5.00%, 06/30/28 (c)	859,900
1,600,000	California Municipal Finance Authority, LINXS APM Project, Series B (RB) (AGM) 5.00%, 06/01/28 (c)	1,921,076
230,000	California Municipal Finance Authority, Northbay Healthcare Group, Series A (RB) 5.25%, 11/01/26 (c)	261,981
	California Municipal Finance Authority, Palmdale Aerospace Academy, Series A (RB)
500,000	5.00%, 07/01/26 (c)	551,716
1,000,000	5.00%, 07/01/28 (c)	1,127,253
130,000	5.00%, 07/01/28 (c)	149,248

See Notes to Financial Statements

16

Principal Amount		Value

California: (continued)
$930,000	California Municipal Finance Authority, Rocketship Education, Series A (RB) 7.00%, 06/01/22 (c)	$999,800
1,500,000	California Municipal Finance Authority, Santa Rosa Academy Project, Series A (RB) 6.00%, 07/01/22 (c)	1,564,786
250,000	California Municipal Finance Authority, UCR Dundee-Glasgow Student Housing Project (RB) 4.00%, 11/15/28 (c)	281,648
15,000,000	California Municipal Finance Authority, United Airlines, Inc. Los Angeles International Airport Project (RB) 4.00%, 07/15/29	17,296,438
	California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB)
1,000,000	7.00%, 07/01/22 (d) *	650,000
10,500,000	7.50%, 07/01/22 (c) (d) *	6,825,000
7,000,000	7.50%, 12/01/29 (c) (d) *	2,135,000
1,000,000	7.50%, 07/01/32	927,365
6,635,000	8.00%, 07/01/27 (c) (d) *	4,312,750
2,350,000	California Pollution Control Financing Authority, Solid Waste Disposal, Rialto Bioenergy Facility LLC Project (RB) 7.50%, 12/01/24 (c)	2,438,923
	California Public Finance Authority, NCCD-Claremont Properties LLC, Series A (RB)
300,000	5.00%, 07/01/27 (c)	252,000
1,000,000	5.00%, 07/01/27 (c)	840,000
310,000	5.00%, 07/01/27	260,400
485,000	5.00%, 07/01/27 (c)	407,400
1,000,000	California School Finance Authority Educational Facility, River Spring School, Series A (RB) 5.00%, 07/01/27 (c)	1,088,184
400,000	California School Finance Authority, Bright Star Schools Obligated Group (RB) 5.00%, 06/01/27 (c)	442,480
2,000,000	California School Finance Authority, River Springs Charter School Project, Series A (RB) 6.38%, 07/01/25 (c)	2,257,768
	California School Finance Authority, Rocketship Education Obligated Group, Series A (RB)
250,000	5.13%, 06/01/26 (c)	275,945
250,000	5.25%, 06/01/26 (c)	276,788
	California Statewide Communities Development Authority, California Baptist University, Series A (RB)
2,500,000	3.50%, 11/01/27	2,719,501
1,000,000	5.00%, 11/01/27 (c)	1,147,657
1,000,000	6.38%, 11/01/23 (c)	1,103,764
Principal Amount		Value

California: (continued)
$250,000	California Statewide Communities Development Authority, College Housing (RB) 5.25%, 07/01/29 (c)	$262,670
	California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB)
648,015	5.50%, 06/01/21 (c)	615,615
123,983	5.75%, 06/01/21 (c)	117,783
324,008	5.75%, 06/01/21 (c)	307,807
18,184	California Statewide Communities Development Authority, Daughters of Charity Health System, Series H (RB) 5.75%, 06/01/21 (c)	17,275
920,000	California Statewide Communities Development Authority, Infrastructure Program, Series B (SA) 5.00%, 09/02/28 (c)	1,084,976
385,000	California Statewide Communities Development Authority, Irvine East Campus Apartments (RB) 5.00%, 05/15/26 (c)	453,326
	California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB)
500,000	5.00%, 06/01/29 (c)	565,487
435,000	5.00%, 06/01/29 (c)	501,350
75,000	California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.63%, 11/01/23 (c)	81,176
	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
350,000	5.00%, 06/01/26 (c)	414,049
1,100,000	5.00%, 06/01/26 (c)	1,293,828
1,595,000	5.00%, 06/01/26 (c)	1,815,475
2,090,000	5.00%, 06/01/26 (c)	2,358,429
1,740,000	5.25%, 12/01/24 (c)	1,967,883
8,380,000	5.25%, 06/01/26 (c)	9,445,857
1,000,000	5.25%, 06/01/28 (c)	1,175,301
9,360,000	5.50%, 12/01/24 (c)	10,488,141
6,500,000	5.50%, 06/01/28 (c)	7,705,809
	California Statewide Communities Development Authority, Provident Group Pomona Properties LLC, Series A (RB)
3,230,000	5.00%, 06/01/26 (c)	3,623,751
125,000	5.75%, 01/15/23 (c)	130,324
3,170,000	California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments, Phase IV-A (RB) 5.00%, 05/15/27 (c)	3,705,759

See Notes to Financial Statements

17

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	California Statewide Financing Authority, Pooled Tobacco Securitization Program (RB)
$23,000,000	0.00%, 05/17/21 (c) ^	$2,204,230
24,250,000	0.00%, 06/01/21 (c) ^	1,553,322
3,175,000	6.00%, 06/01/21 (c)	3,203,655
900,000	6.00%, 06/01/21 (c)	908,123
	City of Dublin, Community Facilities District No. 2015-1 (ST)
500,000	5.00%, 09/01/26 (c)	576,714
500,000	5.00%, 09/01/26 (c)	579,237
500,000	5.00%, 09/01/26 (c)	584,708
1,150,000	5.00%, 09/01/27 (c)	1,360,524
1,840,000	5.00%, 09/01/27 (c)	2,146,055
250,000	City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/25 (c)	280,823
	City of Irvine, Community Facilities District No. 2013-3 (ST)
1,000,000	4.00%, 09/01/23 (c)	1,074,687
1,800,000	4.00%, 09/01/23 (c)	1,924,312
250,000	4.00%, 09/01/23 (c)	271,052
230,000	4.00%, 09/01/23 (c)	250,245
250,000	4.00%, 09/01/23 (c)	271,590
750,000	City of Irvine, Reassessment District No. 15-2 (SA) 5.00%, 09/02/25 (c)	857,607
6,000,000	City of Oroville Hospital (RB) 5.25%, 04/01/29 (c)	6,869,515
840,000	City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/25 (c)	948,727
	City of Roseville, Fiddyment Ranch Community Facilities District No. 1 (ST)
500,000	3.75%, 09/01/27 (c)	547,617
155,000	5.00%, 09/01/27 (c)	184,433
135,000	5.00%, 09/01/27 (c)	160,181
200,000	City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/25 (c)	226,931
1,050,000	City of San Clemente, Facilities District No. 2006-1 (ST) 5.00%, 09/01/25 (c)	1,186,902
4,750,000	CMFA Special Finance Agency, Essential Housing, Series A (RB) 4.00%, 04/01/31 (c)	5,037,207
	Compton Public Finance Authority (RB)
1,000,000	4.00%, 09/01/24 (c)	1,071,345
1,585,000	4.50%, 09/01/24 (c)	1,702,281
	CSCDA Community Improvement Authority, Atlanta-Glendale, Series A (RB)
1,000,000	3.50%, 10/01/31 (c)	1,034,431
1,000,000	4.00%, 10/01/31 (c)	1,071,697
	CSCDA Community Improvement Authority, Jefferson-Anaheim, Series A (RB)
1,000,000	2.88%, 08/01/31 (c)	996,167
5,000,000	3.13%, 08/01/31 (c)	4,820,376
Principal Amount		Value

California: (continued)
$7,075,000	CSCDA Community Improvement Authority, Moda at Monrovia Station, Series A (RB) 4.00%, 10/01/31 (c)	$7,565,802
2,000,000	CSCDA Community Improvement Authority, Oceanaire-Long Beach, Series A (RB) 4.00%, 09/01/31 (c)	2,153,227
	CSCDA Community Improvement Authority, Parallel-Anaheim, Series A (RB)
3,450,000	4.00%, 08/01/31 (c)	3,709,821
11,800,000	5.00%, 01/01/31 (c)	13,754,931
5,085,000	El Centro Financing Authority, El Centro Regional Medical Center Project (RB) 5.50%, 07/01/26 (c)	5,614,571
1,300,000	Elk Grove Finance Authority (ST) 5.00%, 09/01/26 (c)	1,503,548
	Folsom Ranch Financing Authority (ST)
1,000,000	5.00%, 09/01/27 (c)	1,160,562
2,000,000	5.00%, 09/01/27 (c)	2,358,296
1,100,000	5.00%, 09/01/27 (c)	1,315,955
	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series A (RB)
2,650,000	4.00%, 01/15/31 (c)	3,117,595
1,000,000	5.75%, 01/15/24 (c)	1,150,680
2,860,000	6.00%, 01/15/24 (c)	3,306,819
	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-1 (RB)
100,000	3.95%, 07/15/27 (c)	112,502
1,115,000	6.00%, 01/15/24 (c)	1,289,197
350,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB) 3.50%, 07/15/29 (c)	391,243
6,525,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	6,910,643
1,000,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series C (RB) 6.50%, 01/15/24 (c)	1,153,816
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1 (RB)
1,500,000	3.50%, 06/01/22 (c)	1,526,833
2,585,000	5.00%, 06/01/27	3,201,561
3,000,000	5.00%, 06/01/27 (c)	3,683,719
4,000,000	5.00%, 06/01/28 (c)	4,924,165
3,815,000	5.25%, 06/01/22 (c)	3,953,204
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-2 (RB)
12,750,000	5.00%, 06/01/22 (c)	13,173,964
14,585,000	5.30%, 06/01/22 (c)	15,136,988

See Notes to Financial Statements

18

Principal Amount		Value

California: (continued)
$40,470,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series B (RB) 0.00%, 05/17/21 (c) ^	$8,974,959
	Hastings Campus Housing Finance Authority, Series A (RB)
3,000,000	5.00%, 07/01/30 (c)	3,438,441
4,350,000	5.00%, 07/01/30 (c)	5,057,111
250,000	Independent Cities Finance Authority, Mobil Home Park, Series A (RB) 3.75%, 10/15/26 (c)	258,211
9,410,000	Inland Empire Tobacco Securitization Authority, Series C-2 (RB) 0.00%, 05/17/21 (c) ^	1,667,264
51,150,000	Inland Empire Tobacco Securitization Authority, Series D (RB) 0.00%, 05/17/21 (c) ^	4,255,122
25,000,000	Inland Empire Tobacco Securitization Authority, Series E (RB) 0.00%, 05/17/21 (c) ^	1,598,737
50,500,000	Inland Empire Tobacco Securitization Authority, Series F (RB) 0.00%, 05/17/21 (c) ^	2,596,877
1,000,000	Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/27 (c)	1,179,271
405,000	Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/25 (c)	457,445
47,000	Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 09/02/21 (c)	47,823
	MSR Energy Authority, Series A (RB)
505,000	6.13%, 11/01/29	645,821
1,575,000	6.50%, 11/01/39	2,581,632
1,500,000	7.00%, 11/01/34	2,370,560
	Orange County Community Facilities District No. 1, Series A (ST)
975,000	4.25%, 08/15/25 (c)	1,060,914
455,000	5.25%, 08/15/25 (c)	517,085
250,000	Palomar Health (RB) 5.00%, 11/01/26 (c)	290,651
125,000	Palomar Pomerado Health, Series A (GO) 0.00%, 08/01/25 ^	120,079
1,000,000	Perris Union High School District Financing Authority (ST) 5.00%, 03/01/25 (c)	1,115,216
750,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/25 (c)	863,295
180,000	Rancho Cordova Community Facilities District No. 2003-1 (ST) 4.00%, 09/01/26 (c)	197,590
	River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (AGM) (ST)
500,000	5.00%, 09/01/26 (c)	570,286
500,000	5.00%, 09/01/26 (c)	567,416
Principal Amount		Value

California: (continued)
$500,000	5.00%, 09/01/26 (c)	$575,949
3,000,000	5.50%, 09/01/22 (c)	3,169,049
	River Islands Public Financing Authority, Phase 2 Public Improvements (ST)
1,000,000	4.00%, 09/01/26 (c)	1,075,561
750,000	5.00%, 09/01/26 (c)	859,826
500,000	Romoland School District No. 2004-1 (ST) 5.00%, 09/01/25 (c)	571,901
	Sacramento County, Community Facilities District No. 2005-2 (ST)
495,000	5.00%, 09/01/26 (c)	566,022
345,000	5.00%, 09/01/26 (c)	397,426
3,120,000	San Buenaventura, Community Memorial Health System (RB) 7.50%, 12/01/21 (c)	3,225,186
	San Diego County, Area No. 2, Series A (ST)
635,000	4.00%, 09/01/26 (c)	697,415
665,000	4.00%, 09/01/26 (c)	733,154
300,000	San Jacinto Unified School District Financing Authority (ST) 5.00%, 09/01/26 (c)	347,508
	San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series A (RB)
145,000	0.00%, 01/15/32 ^	115,099
105,000	0.00%, 01/15/36 ^	74,101
1,750,000	5.00%, 01/15/25 (c)	1,962,845
3,780,000	5.00%, 01/15/25 (c)	4,215,605
500,000	5.00%, 01/15/25 (c)	572,732
2,300,000	5.00%, 01/15/25 (c)	2,602,900
200,000	San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series B (RB) 5.25%, 01/15/25 (c)	223,728
1,815,000	San Mateo Union High School District, Series A (GO) 5.00%, 09/01/23 (c)	2,015,181
	Saugus Hart School Facilities Financing Authority, Community Facilities District No. 2006-1 (ST)
500,000	5.00%, 03/01/26 (c)	565,247
500,000	5.00%, 03/01/26 (c)	568,543
9,000,000	Silicon Valley Tobacco Securitization Authority, Series A (RB) 0.00%, 06/01/21 (c) ^	3,902,035
8,015,000	Silicon Valley Tobacco Securitization Authority, Series C (RB) 0.00%, 05/17/21 (c) ^	910,217
18,050,000	South California Tobacco Securitization Authority, Series C (RB) 0.00%, 05/17/21 (c) ^	3,719,818
1,035,000	Thousand Oaks Community Facilities District No. 1994-1 (ST) 5.38%, 09/01/22 (c)	1,080,804
2,250,000	Tobacco Securitization Authority of Southern California, Series A (RB) 4.00%, 12/01/30 (c)	2,626,264

See Notes to Financial Statements

19

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$10,485,000	Tobacco Securitization Authority of Southern California, Series B (RB) 0.00%, 05/17/21 (c) ^	$2,241,362
16,440,000	Tobacco Securitization Authority of Southern California, Series D (RB) 0.00%, 05/17/21 (c) ^	2,859,168
	Tustin Community Facilities District, Series A (ST)
100,000	5.00%, 09/01/25 (c)	112,968
100,000	5.00%, 09/01/25 (c)	113,574
750,000	Val Verde Unified School District (ST) 5.00%, 03/01/25 (c)	842,365
	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST)
850,000	4.00%, 09/01/21 (d) *	578,000
530,000	5.30%, 09/01/22 (c) (d) *	360,400
445,000	William S. Hart Union High School District No. 2015-1 (ST) 5.00%, 09/01/26 (c)	507,559
		461,160,601
Colorado: 3.4%
	Arista Metropolitan District in the City and County of Broomfield, Series A (GO)
500,000	5.00%, 12/01/23 (c)	540,234
750,000	5.13%, 12/01/23 (c)	806,942
2,010,000	Arkansas River Power Authority, Power Supply System, Series A (RB) 5.00%, 10/01/28 (c)	2,331,707
	Aurora Adams County, Transport Metropolitan District No. 3, Series A (GO)
1,000,000	5.00%, 03/01/26 (c)	1,098,469
500,000	5.00%, 03/01/26 (c)	554,462
1,000,000	Aviation Station North Metropolitan District No. 2, Series A (GO) 5.00%, 09/01/24 (c)	1,074,063
1,000,000	Base Village Metropolitan District No. 2, Series A (GO) 5.75%, 12/01/21 (c)	1,043,962
	Brighton Crossing Metropolitan District No. 6 Series A-3 (GO)
1,000,000	5.00%, 12/01/25 (c)	1,098,346
500,000	5.00%, 12/01/25 (c)	554,500
500,000	5.00%, 12/01/25 (c)	559,433
	Broadway Station Metropolitan District No. 3, Series A (GO)
3,500,000	5.00%, 06/01/24 (c)	3,840,341
1,250,000	5.00%, 06/01/24 (c)	1,377,842
	Centerra Metropolitan District No. 1 (TA)
500,000	5.00%, 12/01/22 (c)	527,502
500,000	5.00%, 12/01/22 (c)	529,651
500,000	5.00%, 12/01/22 (c)	532,919
5,195,000	City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/23 (c)	5,550,441
Principal Amount		Value

Colorado: (continued)
$4,250,000	City of Fruita, Colorado Healthcare Canyons Hospital and Medical Center, Series B (RB) 5.50%, 01/01/28 (c)	$4,612,943
1,035,000	City of Lakewood, Colorado Plaza Metropolitan District No. 1 (TA) 5.00%, 12/01/22 (c)	1,068,058
1,000,000	Colorado Educational and Cultural Facilities Authority, Loveland Classical Schools Project, Thompson School District R2-J (RB) 5.00%, 07/01/26 (c)	1,084,925
500,000	Colorado Educational and Cultural Facilities Authority, Rocky Mountain Classical Academy Project (RB) 5.00%, 10/01/27 (c)	550,238
2,000,000	Colorado Health Facilities Authority, Capella of Grand Junction Project (RB) 5.00%, 12/01/26 (c)	2,019,369
500,000	Colorado Health Facilities Authority, Christian Living Neighborhoods Project (RB) 5.00%, 01/01/26 (c)	555,049
	Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB)
3,120,000	4.00%, 08/01/29 (c)	3,584,761
1,400,000	4.00%, 08/01/29 (c)	1,586,095
1,100,000	4.00%, 08/01/29 (c)	1,273,625
1,270,000	4.00%, 08/01/29 (c)	1,464,652
	Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
315,000	3.25%, 08/01/29 (c)	334,203
7,000,000	4.00%, 08/01/29 (c)	7,900,345
2,420,000	5.00%, 08/01/29 (c)	2,982,388
1,160,000	Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB) 5.30%, 06/01/21 (c)	1,126,823
	Colorado Health Facilities Authority, Ralston Creek at Arvada Project, Series A (RB)
2,900,000	5.75%, 11/01/25 (c)	2,563,788
3,835,000	6.00%, 11/01/25 (c)	3,466,122
2,650,000	Colorado Health Facilities Authority, Sunny Vista Living Center Project (RB) 6.13%, 12/01/25 (c)	2,731,156
	Colorado High Performance Transportation Enterprise (RB)
250,000	5.00%, 12/31/24 (c)	286,385
350,000	5.00%, 12/31/24 (c)	401,620
2,500,000	Colorado International Center, Metropolitan District No. 14 (GO) 5.88%, 12/01/23 (c)	2,715,063
1,000,000	County of Larimer, Kinston Metropolitan District No. 5, Series A (GO) 5.13%, 12/01/25 (c)	1,110,890

See Notes to Financial Statements

20

Principal Amount		Value

Colorado: (continued)
	Creekwalk Marketplace Business Improvement District, Series A (RB)
$500,000	5.50%, 12/01/26 (c)	$555,915
500,000	5.75%, 12/01/26 (c)	555,616
	Crowfoot Valley Ranch Metropolitan District No. 2, Series A (GO)
1,000,000	5.63%, 12/01/23 (c)	1,090,767
1,500,000	5.75%, 12/01/23 (c)	1,629,765
	Dominion Water and Sanitation District (RB)
895,000	5.25%, 12/01/21 (c)	934,347
3,500,000	5.75%, 12/01/21 (c)	3,652,533
485,000	6.00%, 12/01/21 (c)	506,077
1,000,000	Elbert County, Elbert and Highway 86 Commercial Metropolitan District, Series A (GO) 5.00%, 06/01/26 (c)	1,076,713
	Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA)
910,000	4.50%, 11/01/25 (c)	934,182
2,345,000	5.25%, 11/01/25 (c)	2,471,314
1,865,000	5.50%, 11/01/25 (c)	1,980,543
1,000,000	Green Valley Ranch East Metropolitan District No. 6, Series A (GO) 5.88%, 09/01/25 (c)	1,104,487
1,000,000	Independence Metropolitan District No. 3, Series A (GO) 6.25%, 06/01/24 (c)	1,084,835
1,000,000	Jefferson Center Metropolitan District No. 1, Series A-2 (RB) 4.38%, 12/01/23 (c)	1,062,154
1,000,000	Jefferson County, Verve Metropolitan District No. 1 (GO) 5.00%, 03/01/26 (c)	1,089,046
	Lambertson Farms Metropolitan District No. 1 (GO)
500,000	5.75%, 12/15/23 (c)	410,429
500,000	6.00%, 12/15/23 (c)	420,965
	Mirabelle Metropolitan District No. 2, Series A (GO) (SAW)
1,000,000	5.00%, 03/01/25 (c)	1,079,112
700,000	5.00%, 03/01/25 (c)	762,335
	North Range Metropolitan District No. 3, Series A (GO)
1,000,000	5.00%, 12/01/25 (c)	1,110,344
1,500,000	5.25%, 12/01/25 (c)	1,664,690
	Painted Prairie Public Improvement Authority (RB)
1,500,000	5.00%, 12/01/24 (c)	1,631,726
1,000,000	5.00%, 12/01/24 (c)	1,097,510
1,000,000	Peak Metropolitan District No. 1, Series A (GO) 5.00%, 03/01/26 (c)	1,094,212
4,030,000	Pueblo Urban Renewal Authority Tax Increment, Evraz Project, Series A (TA) 4.75%, 12/01/30 (c)	4,511,784
Principal Amount		Value

Colorado: (continued)
$880,000	Raindance Metropolitan District No. 2, Series A (GO) 5.00%, 12/01/24 (c)	$953,709
1,000,000	Southglenn Metropolitan District (GO) 5.00%, 12/01/21 (c)	1,038,667
500,000	Southlands Metropolitan District No. 1, Series A-1 (GO) 5.00%, 12/01/27 (c)	562,115
	STC Metropolitan District No. 2, Series A (GO)
1,000,000	4.00%, 12/01/24 (c)	1,083,130
1,000,000	5.00%, 12/01/24 (c)	1,084,969
2,000,000	5.00%, 12/01/24 (c)	2,188,538
	Sterling Ranch Community Authority Board, Colorado Limited Tax, Series A (RB)
1,000,000	4.25%, 12/01/25 (c)	1,112,413
1,000,000	5.00%, 12/01/22 (c)	1,070,206
5,000,000	5.00%, 12/01/22 (c)	5,307,245
500,000	5.00%, 12/01/22 (c)	532,664
	Velocity Metropolitan District No. 3 (GO)
500,000	5.13%, 12/01/23 (c)	540,414
500,000	5.38%, 12/01/23 (c)	540,928
1,500,000	5.50%, 12/01/23 (c)	1,617,086
1,000,000	Westerly Metropolitan District No. 4, Series A (GO) 5.00%, 03/01/26 (c)	1,092,335
		117,675,132
Connecticut: 0.7%
630,000	Bridgeport Housing Authority, Energy Performance Equipment (RB) 5.60%, 05/11/21 (c)	630,078
2,000,000	Connecticut Airport Authority, Customer Facility, Ground Transportation Center Project, Series A (RB) (AMBAC) 4.00%, 07/01/29 (c)	2,240,840
	Connecticut State Health and Educational Facilities Authority, Church Home of Harford, Series A (RB)
3,000,000	5.00%, 09/01/26 (c)	3,293,136
2,500,000	5.00%, 09/01/26 (c)	2,753,332
3,000,000	Connecticut State Health and Educational Facilities Authority, Mary Wade Home Issue, Series A-1 (RB) 5.00%, 10/01/24 (c)	3,133,845
2,000,000	Connecticut State Health and Educational Facilities Authority, McLean Issue, Series A (RB) 5.00%, 01/01/26 (c)	2,200,986
	Connecticut State Health and Educational Facilities Authority, Stamford Hospital, Series J (RB)
935,000	4.25%, 07/01/22 (c)	967,096
655,000	4.50%, 07/01/22 (c)	677,143
380,000	5.00%, 07/01/22 (c)	396,131

See Notes to Financial Statements

21

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Connecticut: (continued)
$470,000	5.00%, 07/01/22 (c)	$488,404
100,000	5.00%, 07/01/22 (c)	104,112
	Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) (SD CRED PROG)
250,000	4.00%, 07/01/29 (c)	268,381
250,000	4.00%, 07/01/29 (c)	269,604
1,040,000	Hartford Stadium Authority, Series A (RB) 4.00%, 02/01/25 (c)	845,811
	Mohegan Tribe of Indians of Connecticut, Gaming Authority, Series C (RB)
250,000	5.75%, 02/01/24	262,695
1,000,000	6.25%, 02/01/26 (c)	1,099,403
	Town of Hamden (RB)
2,720,000	5.00%, 01/01/26 (c)	2,881,194
500,000	5.00%, 01/01/26 (c)	536,395
		23,048,586
Delaware: 0.0%
	Delaware Economic Development Authority, Aspira Chapter School, Series A (RB)
1,000,000	5.00%, 06/01/26 (c)	1,076,878
250,000	5.00%, 06/01/26 (c)	273,493
		1,350,371
District of Columbia: 1.0%
	District of Columbia Tobacco Settlement Financing Corp. (RB)
29,055,000	0.00%, 06/01/21 (c) ^	6,194,357
39,000	6.50%, 05/15/33	43,302
	District of Columbia, Ingleside at Rock Creek Project, Series A (RB)
1,180,000	5.00%, 07/01/24 (c)	1,245,104
250,000	5.00%, 07/01/24 (c)	267,518
	District of Columbia, Latin American Montessori Bilingual Public Charter School (RB)
1,000,000	5.00%, 06/01/30 (c)	1,160,425
500,000	5.00%, 06/01/30 (c)	590,238
395,000	District of Columbia, Provident Group - Howard Properties, LLC Issue (RB) 5.00%, 10/01/22 (c)	404,264
	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series A (RB)
13,825,000	0.00%, 10/01/37 ^	8,098,778
1,895,000	5.00%, 04/01/22 (c)	1,965,198
	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B (RB)
5,520,000	0.00%, 10/01/37 ^	3,728,404
7,750,000	4.00%, 10/01/29 (c)	8,891,755
1,675,000	4.00%, 10/01/29 (c)	1,901,805
250,000	4.00%, 10/01/29 (c)	293,252
245,000	6.50%, 10/01/28 (c)	328,532
		35,112,932
Principal Amount		Value

Florida: 5.2%
$805,000	Alachua County, Health Facilities Authority, East Ridge Retirement Village, Inc. (RB) 6.00%, 11/15/24 (c)	$804,926
300,000	Alachua County, Health Facilities Authority, Oak Hammock at the University of Florida Project, Series A (RB) 8.00%, 10/01/22 (c)	325,051
295,000	Cape Coral Health Facilities Authority, Gulf Care, Inc. Project (RB) 6.00%, 07/01/25 (c)	314,353
	Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) (SD CRED PROG)
500,000	5.00%, 07/15/26 (c)	547,395
250,000	5.00%, 07/15/26 (c)	276,234
	Capital Trust Agency, Educational Facilities, Pineapple Cove Classical Academy, Inc., Series A (RB)
500,000	4.50%, 01/01/29 (c)	543,976
500,000	5.13%, 01/01/29 (c)	561,285
500,000	5.25%, 01/01/29 (c)	556,182
500,000	5.38%, 01/01/29 (c)	558,563
	Capital Trust Agency, Educational Facilities, Renaissance Charter School, Inc., Series A (RB)
480,000	4.38%, 06/15/27	507,119
500,000	5.25%, 06/15/27 (c)	553,657
1,000,000	Capital Trust Agency, Educational Growth LLC Chatter School, Series A (RB) 5.00%, 07/01/31 (c)	1,127,980
1,000,000	Capital Trust Agency, First Mortgage, American Eagle Portfolio Project, Series B (RB) 6.00%, 07/01/25 (c)	277,500
1,000,000	Capital Trust Agency, Senior Living Facilities, Elim Senior Housing, Inc. (RB) (AMBAC) 7.50%, 05/21/21 (c)	301,832
	Capital Trust Agency, University Bridge, LLC Student Housing Project, Series A (RB)
2,200,000	4.00%, 12/01/28	2,397,126
3,700,000	5.25%, 12/01/28 (c)	4,211,786
4,500,000	5.25%, 12/01/28 (c)	5,181,411
2,250,000	Capital Trust Agency, Wonderful Foundations Charter School Portfolio Projects, Series A-1 (RB) 5.00%, 07/01/30 (c)	2,511,654
750,000	City of Jacksonville, Educational Facilities, Series B (RB) 5.00%, 06/01/28 (c)	876,178
500,000	City of Orlando, Senior Tourist Development Tax, 6th Cent Contract Payments, Series A (RB) (AGM) 5.00%, 11/01/27	620,398

See Notes to Financial Statements

22

Principal Amount		Value

Florida: (continued)
	City of Tallahassee, Health Facilities Authority, Memorial Healthcare, Inc. Project (RB)
$230,000	4.00%, 06/01/25 (c)	$245,212
300,000	5.00%, 06/01/25 (c)	334,471
460,000	5.00%, 06/01/25 (c)	515,320
	Collier County Industrial Development Authority, Arlington of Naples Project, Series A (RB)
590,000	7.00%, 05/15/24 (d) *	401,200
460,000	8.13%, 05/15/24 (c) (d) *	312,800
	Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Series A (RB)
550,000	4.00%, 02/15/30 (c)	625,664
2,020,000	4.00%, 02/15/30 (c)	2,306,403
23,750,000	Florida Development Finance Corp., Brightline Passenger Rail Project, Series B (RB) 7.38%, 01/01/24 (c)	24,700,000
1,000,000	Florida Development Finance Corp., Florida Charter Foundation, Inc., Series A (RB) 6.13%, 06/15/27 (c)	1,071,065
360,000	Florida Development Finance Corp., Miami Arts Charter School Project, Series A (RB) 5.63%, 06/15/24 (c)	349,156
	Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series A (RB)
1,000,000	5.75%, 06/15/24 (c)	1,094,863
500,000	6.00%, 06/15/25 (c)	569,045
3,000,000	6.13%, 06/15/22 (c)	3,099,138
685,000	6.13%, 06/15/25 (c)	771,845
1,000,000	Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series C (RB) 5.00%, 09/15/27 (c)	1,116,275
1,000,000	Florida Development Finance Corp., The Mayflower Retirement Community Project, Series A (RB) 5.25%, 06/01/27 (c)	1,120,471
	Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
15,000,000	6.25%, 06/01/21 (c) (p)	15,063,628
18,195,000	6.38%, 06/01/21 (c) (p)	18,245,840
29,125,000	6.50%, 06/01/21 (c) (p)	29,161,365
	Florida Higher Educational Facilities Financial Authority, Jacksonville University Project, Series A-1 (RB)
2,710,000	4.50%, 06/01/28 (c)	3,186,713
750,000	5.00%, 06/01/28 (c)	878,839
	FRERC Community Development District (AGM) (SA)
1,500,000	5.38%, 11/01/29 (c)	1,607,666
2,450,000	5.50%, 11/01/29 (c)	2,630,947
Principal Amount		Value

Florida: (continued)
$2,000,000	Lake County, Lakeside at Waterman Village Project, Series A (RB) 5.75%, 08/15/27 (c)	$2,139,241
3,500,000	Lake County, Lakeside at Waterman Village Project, Series B-1 (RB) 4.25%, 05/15/22 (c)	3,528,428
2,700,000	Lake County, Village Veranda at Lady Lake Project, Series A-1 (RB) 7.13%, 01/01/27 (c)	2,436,576
500,000	Lee County Industrial Development Authority, Community Charter Schools, LLC Projects, Series A (RB) 5.75%, 06/15/22 (c)	508,268
1,000,000	Lee County Industrial Development Authority, Health Care Facility, Series A (RB) 5.75%, 12/01/22 (c)	1,025,242
300,000	Leon County Educational Facilities Authority, Heritage Grove Project (RB) (ACA) 5.13%, 06/01/21 (c)	299,984
380,000	Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB) 5.00%, 11/15/24 (c)	419,009
250,000	Miami World Center Community Development District (SA) 5.25%, 11/01/27 (c)	277,969
665,000	Miami-Dade County Industrial Development Authority, NCCD- Biscayne Properties LLC Project, Series A (RB) 5.00%, 06/01/25 (c)	672,296
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
500,000	5.00%, 10/01/25 (c)	569,520
500,000	5.00%, 10/01/25 (c)	573,603
1,000,000	Mid-Bay Bridge Authority, Second Senior Lien, Series C (RB) 5.00%, 10/01/25 (c)	1,129,954
445,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 4.25%, 05/01/23 (c)	464,255
	Midtown Miami Community Development District, Parking Garage Project, Series A (SA)
1,350,000	4.25%, 05/01/23 (c)	1,408,415
1,480,000	5.00%, 05/01/23 (c)	1,535,937
155,000	North Broward Hospital District, Series B (RB) 5.00%, 01/01/28 (c)	187,409
	Northern Palm Beach County Improvement District, Unit of Development No. 2C (RB)
200,000	5.00%, 08/01/27 (c)	224,858
200,000	5.00%, 08/01/27 (c)	227,797
500,000	Palm Beach County Health Facilities Authority, Lifespace Communities, Inc., Series B (RB) (AGM) 5.00%, 11/15/26 (c)	577,545

See Notes to Financial Statements

23

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
$310,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series A (RB) 7.50%, 06/01/22 (c)	$332,541
	Palm Beach County, Palm Beach Atlantic University Housing Project, Series A (RB)
2,500,000	5.00%, 04/01/29 (c)	2,746,159
1,000,000	5.00%, 04/01/29 (c)	1,118,192
185,000	Palm Cost Park Community Development District (SA) 5.70%, 06/01/21 (c)	185,206
	Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series A (RB)
500,000	5.50%, 11/15/26 (c)	488,039
1,000,000	5.75%, 11/15/26 (c)	1,001,980
	Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series B-1 (RB)
3,600,000	4.25%, 05/15/22 (c)	3,554,585
2,000,000	5.25%, 11/15/26 (c)	1,965,101
785,000	Sumter County, Florida Village Community Development District No. 9 (SA) 5.50%, 05/01/22 (c)	809,018
	Village Community Development District No. 12 (SA)
245,000	3.25%, 05/01/26	258,031
2,410,000	3.63%, 05/01/26 (c)	2,595,926
2,410,000	3.88%, 05/01/26 (c)	2,558,660
965,000	4.25%, 05/01/28 (c)	1,072,712
1,210,000	4.38%, 05/01/28 (c)	1,344,861
	Village Community Development District No. 13 (SA)
750,000	3.00%, 05/01/29	799,550
1,000,000	3.38%, 05/01/29 (c)	1,080,149
2,885,000	3.55%, 05/01/29 (c)	3,101,101
4,730,000	3.70%, 05/01/29 (c)	5,034,728
		180,715,377
Georgia: 1.1%
	Atlanta Development Authorities Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB)
2,250,000	6.50%, 01/01/28 (c)	1,458,021
2,000,000	6.75%, 01/01/28 (c)	1,290,492
6,000,000	7.00%, 01/01/28 (c)	3,876,020
1,000,000	Burke County Development Authority, Series C (RB) (SAW) 4.13%, 02/01/28 (c)	1,120,174
720,000	Burke County Development Authority, Series D (RB) 4.13%, 02/01/28 (c)	806,525
	Cobb County Development Authority, Provident Village at Creekside Project, Series A (RB)
1,000,000	6.00%, 07/01/23 (c) (d) *	703,224
1,000,000	6.00%, 07/01/23 (c) (d) *	753,020
Principal Amount		Value

Georgia: (continued)
$1,000,000	DeKalb County Housing Authority, Baptist Retirement Communities of Georgia, Inc. and Clairmont Crest, Inc., Series A (RB) 5.00%, 01/01/29 (c)	$863,535
	Floyd County Development Authority, The Spires at Berry College Project, Series A (RB) (SBG)
1,250,000	5.50%, 12/01/24 (c)	1,240,788
1,500,000	5.75%, 12/01/24 (c)	1,468,431
4,000,000	6.25%, 12/01/24 (c)	3,872,264
1,000,000	6.50%, 12/01/24 (c)	993,235
	Fulton County Residential Care Facilities for the Elderly Authority, Canterbury Court Project, Series A (RB) (SD CRED PROG)
500,000	5.00%, 04/01/26 (c)	509,460
500,000	5.00%, 04/01/26 (c)	511,781
3,000,000	GEO. L. Smith II Georgia World Congress Center Authority, Convention Center Hotel, Series A (RB) 4.00%, 01/01/31 (c)	3,412,176
416,000	Georgia Local Government (CP) (NATL) 4.75%, 06/01/28	468,158
	Macon-Bibb County Urban Development Authority, Academy for Classical Education, Inc., Series A (RB)
250,000	5.75%, 06/15/27 (c)	272,801
1,000,000	6.00%, 06/15/27 (c)	1,084,900
	Marietta Development Authority, Life University, Inc. Project, Series A (RB)
1,000,000	5.00%, 11/01/27 (c)	1,073,814
2,750,000	5.00%, 11/01/27 (c)	3,006,046
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series A (RB)
375,000	5.00%, 07/01/25 (c)	423,973
1,000,000	5.00%, 07/01/28 (c)	1,182,234
1,000,000	Oconee County Industrial Development Authority, Series A-1 (RB) 6.25%, 12/01/25 (c)	1,003,524
500,000	Oconee County Industrial Development Authority, Series A-3 (RB) 5.50%, 12/01/21 (c)	494,799
3,850,000	Rockdale County Development Authority, Pratt Paper LLC Project (RB) 4.00%, 01/01/28 (c)	4,307,322
	White County Development Authority, Truett McConnell University Project, Series A (RB)
500,000	5.13%, 10/01/26 (c)	527,385
500,000	5.25%, 10/01/26 (c)	522,784
		37,246,886
Guam: 0.5%
200,000	A. B. Won Pat International Airport Authority, Series C (RB) 6.25%, 10/01/23 (c)	215,369

See Notes to Financial Statements

24

Principal Amount		Value

Guam: (continued)
$500,000	Guam Government Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/30	$637,410
	Guam Government, Business Privilege Tax, Series A (RB)
500,000	5.00%, 01/01/22 (c)	513,803
1,390,000	5.13%, 01/01/22 (c)	1,430,160
	Guam Government, Business Privilege Tax, Series B (RB)
1,280,000	5.00%, 01/01/22 (c)	1,315,761
330,000	5.00%, 01/01/22 (c)	339,264
	Guam Government, Business Privilege Tax, Series D (RB)
600,000	4.00%, 11/15/25 (c)	633,435
585,000	5.00%, 11/15/25 (c)	655,655
500,000	5.00%, 11/15/25 (c)	565,138
1,100,000	5.00%, 11/15/25 (c)	1,240,281
	Guam Government, Department of Education, John F. Kennedy Project, Series A (CP)
500,000	4.25%, 02/01/30	530,760
500,000	5.00%, 02/01/30 (c)	542,673
620,000	Guam Government, Limited Obligation, Series A (RB) 5.00%, 12/01/26 (c)	700,812
	Guam Government, Waterworks Authority, Water and Wastewater System (RB)
1,375,000	5.00%, 07/01/26 (c)	1,552,470
550,000	5.25%, 07/01/23 (c)	608,273
1,000,000	5.50%, 07/01/23 (c)	1,111,323
3,205,000	Guam Government, Waterworks Authority, Water and Wastewater System, Series A (RB) 5.00%, 07/01/30 (c)	3,905,449
	Guam Power Authority, Series A (RB)
345,000	5.00%, 10/01/22 (c)	358,655
500,000	5.00%, 10/01/27 (c)	578,014
		17,434,705
Hawaii: 0.2%
1,775,000	Kuakini, Hawaii Health System, Series A (RB) 6.38%, 06/01/21 (c)	1,769,908
	State of Hawaii, Department of Budget and Finance, Series A (RB)
1,400,000	6.25%, 07/01/23 (c)	1,526,275
2,085,000	6.63%, 07/01/23 (c)	2,269,126
		5,565,309
Idaho: 0.1%
	Idaho Health Facilities Authority, Madison Memorial Hospital Project (RB)
450,000	3.50%, 09/01/26 (c)	470,011
1,135,000	5.00%, 09/01/26 (c)	1,264,056
	Idaho Health Facilities Authority, Terraces of Boise Project, Series A (RB)
100,000	7.00%, 10/01/24	85,657
900,000	7.38%, 10/01/24 (c)	772,235
		2,591,959
Principal Amount		Value

Illinois: 11.9%
$435,000	Board of Trustees of Northeastern Illinois University, Certificates of Participation, Capital Improvement Projects (CP) 4.00%, 10/01/22 (c)	$376,573
	Chicago Board of Education, Series A (GO)
760,000	0.00%, 12/01/27 ^	675,900
390,000	0.00%, 12/01/28 ^	335,476
55,000	0.00%, 12/01/30 ^	44,151
6,230,000	5.00%, 12/01/21 (c)	6,339,001
10,000,000	5.00%, 12/01/22 (c)	10,433,255
300,000	5.00%, 12/01/23	333,154
1,000,000	5.00%, 12/01/25	1,181,570
250,000	5.00%, 12/01/28 (c)	305,315
250,000	5.00%, 12/01/28 (c)	301,279
100,000	5.00%, 12/01/30 (c)	123,859
150,000	5.00%, 12/01/30 (c)	186,528
145,000	5.00%, 12/01/30 (c)	179,817
600,000	5.00%, 12/01/30 (c)	748,961
7,850,000	5.00%, 12/01/30 (c)	9,624,225
5,750,000	5.00%, 12/01/30 (c)	7,066,202
1,600,000	5.00%, 12/01/30 (c)	1,963,165
2,860,000	5.00%, 12/01/30 (c)	3,525,720
100,000	5.00%, 12/01/30 (c)	123,657
1,100,000	5.00%, 12/01/30 (c)	1,344,394
435,000	5.25%, 12/01/21 (c)	443,245
5,730,000	5.50%, 12/01/21 (c)	5,849,449
145,000	5.50%, 12/01/25	173,631
355,000	5.50%, 12/01/26	417,588
175,000	5.50%, 12/01/26	215,402
2,500,000	5.50%, 12/01/30	3,331,462
14,210,000	7.00%, 12/01/25 (c)	17,148,655
5,200,000	7.00%, 12/01/25 (c)	6,519,135
2,250,000	7.00%, 12/01/27 (c)	2,885,736
	Chicago Board of Education, Series B (GO)
150,000	4.00%, 12/01/22 (c)	154,984
100,000	5.00%, 12/01/21	102,664
3,235,000	5.00%, 12/01/22 (c)	3,394,653
100,000	5.00%, 12/01/22	106,621
1,105,000	5.00%, 12/01/22 (c)	1,160,121
1,500,000	5.00%, 12/01/27	1,811,511
500,000	5.00%, 12/01/29 (c)	620,202
200,000	5.00%, 12/01/29 (c)	245,018
100,000	5.00%, 12/01/30 (c)	125,313
1,650,000	5.00%, 12/01/30	2,079,871
100,000	5.00%, 12/01/30 (c)	123,657
1,100,000	6.50%, 12/01/26 (c)	1,339,882
	Chicago Board of Education, Series C (GO)
500,000	5.00%, 12/01/23	551,361
2,000,000	5.00%, 12/01/27	2,415,347
2,625,000	5.00%, 12/01/27 (c)	3,109,661
3,485,000	5.25%, 12/01/24 (c)	3,868,202
4,430,000	5.25%, 12/01/24 (c)	4,897,097
1,160,000	6.00%, 12/01/24 (c)	1,319,118
750,000	Chicago Board of Education, Series D (GO) (AGM) 5.00%, 12/01/23 (c)	800,744

See Notes to Financial Statements

25

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$2,415,000	Chicago Board of Education, Series E (GO) 5.13%, 12/01/24 (c)	$2,686,464
1,100,000	Chicago Board of Education, Series G (GO) 5.00%, 12/01/27 (c)	1,302,784
8,500,000	Chicago Board of Education, Series H (GO) 5.00%, 12/01/27 (c)	9,796,825
400,000	Chicago O’Hare International Airport (RB) 5.50%, 01/01/23 (c)	430,877
	Chicago School Reform Board of Trustees, Series A (GO)
300,000	0.00%, 12/01/23 ^	292,661
355,000	0.00%, 12/01/25 ^	333,258
1,460,000	0.00%, 12/01/29 ^	1,213,395
	Chicago School Reform Board of Trustees, Series B-1 (GO)
180,000	0.00%, 12/01/22 ^	177,748
1,165,000	0.00%, 12/01/24 ^	1,117,408
1,650,000	0.00%, 12/01/25 ^	1,548,947
1,630,000	0.00%, 12/01/26 ^	1,492,625
1,030,000	0.00%, 12/01/27 ^	916,023
690,000	0.00%, 12/01/28 ^	593,535
645,000	0.00%, 12/01/29 ^	536,055
1,025,000	0.00%, 12/01/30 ^	822,809
520,000	0.00%, 12/01/31 ^	403,436
100,000	Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB) 5.00%, 06/01/26	121,107
	City of Chicago (GO)
345,000	0.00%, 01/01/28 ^	301,943
1,180,000	0.00%, 01/01/33 ^	867,336
290,000	0.00%, 01/01/34 ^	205,619
420,000	City of Chicago, City Colleges of Chicago Capital Improvement Project, Series 1999 (GO) 0.00%, 01/01/30 ^	342,815
	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO)
235,000	5.00%, 01/01/25	268,302
1,910,000	5.25%, 01/01/25 (c)	2,158,255
945,000	5.25%, 01/01/25 (c)	1,072,560
3,980,000	5.50%, 01/01/25 (c)	4,459,756
855,000	5.50%, 01/01/25 (c)	967,619
115,000	5.50%, 01/01/25 (c)	130,515
1,585,000	City of Chicago, O’Hare International Airport, Senior Lien (RB) 5.75%, 01/01/23 (c)	1,712,492
	City of Chicago, Series A (GO)
140,000	0.00%, 01/01/29 ^	118,505
905,000	4.63%, 06/01/21 (c)	906,599
4,160,000	5.00%, 06/01/21 (c)	4,168,046
865,000	5.00%, 01/01/22 (c)	882,965
3,540,000	5.00%, 01/01/22 (c)	3,614,786
395,000	5.00%, 01/01/23	422,025
640,000	5.00%, 01/01/24 (c)	691,898
Principal Amount		Value

Illinois: (continued)
$1,920,000	5.00%, 01/01/24 (c)	$2,073,761
2,935,000	5.00%, 01/01/24 (c)	3,166,673
200,000	5.00%, 01/01/27	238,561
1,000,000	5.00%, 01/01/27	1,192,803
2,775,000	5.00%, 01/01/29	3,431,629
2,000,000	5.00%, 01/01/29 (c)	2,357,216
2,110,000	5.25%, 06/01/21 (c)	2,114,776
3,340,000	5.25%, 01/01/24 (c)	3,646,476
150,000	5.25%, 01/01/24 (c)	164,277
1,120,000	5.25%, 01/01/24 (c)	1,221,392
600,000	5.25%, 01/01/24 (c)	653,405
1,150,000	5.25%, 01/01/24 (c)	1,263,604
880,000	5.38%, 01/01/25 (c)	998,274
905,000	5.50%, 01/01/25 (c)	1,011,408
475,000	5.50%, 01/01/25 (c)	534,534
1,320,000	5.50%, 01/01/25 (c)	1,488,115
750,000	5.63%, 01/01/27 (c)	902,966
1,000,000	5.63%, 01/01/27 (c)	1,216,468
1,000,000	5.75%, 01/01/27 (c)	1,204,227
1,180,000	5.75%, 01/01/27 (c)	1,424,540
3,750,000	6.00%, 01/01/27 (c)	4,550,837
870,000	City of Chicago, Series B (GO) 5.00%, 01/01/23	929,524
	City of Chicago, Series C (GO)
195,000	0.00%, 01/01/32 ^	142,740
1,800,000	5.00%, 01/01/22 (c)	1,849,656
195,000	5.00%, 01/01/22 (c)	199,962
110,000	5.00%, 01/01/22 (c)	112,886
1,110,000	5.00%, 01/01/24	1,229,249
1,760,000	5.00%, 01/01/25	2,009,409
3,800,000	5.00%, 01/01/26 (c)	4,285,652
250,000	5.00%, 01/01/26 (c)	290,333
380,000	5.00%, 01/01/26	443,510
	City of Chicago, Series D (GO)
1,045,000	5.50%, 01/01/25 (c)	1,170,966
1,135,000	5.50%, 01/01/25 (c)	1,267,135
520,000	5.50%, 01/01/25 (c)	586,227
2,715,000	5.50%, 01/01/25 (c)	3,055,282
	City of Chicago, Series E (GO)
1,680,000	5.50%, 01/01/25 (c)	1,870,780
915,000	5.50%, 01/01/25 (c)	1,028,413
1,635,000	City of Chicago, Series F (GO) 5.50%, 01/01/25 (c)	1,837,655
1,020,000	City of Chicago, Water Revenue, Second Lien (RB) (AMBAC) 5.75%, 11/01/30	1,251,631
	City of Harvey, Series A (GO)
465,000	5.50%, 06/01/21 (c) (d) *	318,525
3,600,000	5.63%, 06/01/21 (c) (d) *	2,466,000
625,000	Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	690,164
	Illinois Finance Authority, Admiral Lake Project (RB)
1,120,000	5.00%, 05/15/24 (c)	1,127,511
390,000	5.13%, 05/15/24 (c)	391,698
1,350,000	5.25%, 05/15/24 (c)	1,331,211
2,000,000	5.50%, 05/15/24 (c)	2,016,273

See Notes to Financial Statements

26

Principal Amount		Value

Illinois: (continued)
$35,000	Illinois Finance Authority, Central Baptist Village (RB) 5.38%, 06/01/21 (c)	$35,012
	Illinois Finance Authority, CHF - Cook, LLC - Northeastern Illinois University Project, Series A (RB)
1,000,000	5.00%, 07/01/25 (c)	932,533
1,000,000	5.00%, 07/01/25 (c)	956,700
500,000	Illinois Finance Authority, Clare Oaks, Series A (RB) 4.00%, 11/15/24 (c)	503,585
	Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
615,000	4.75%, 05/15/23 (c)	640,983
230,000	5.13%, 05/15/23 (c)	240,019
750,000	5.25%, 05/15/23 (c)	784,051
	Illinois Finance Authority, Friendship Village of Schaumburg (RB)
6,500,000	5.00%, 02/15/27 (c)	4,754,250
3,000,000	5.00%, 02/15/27	2,184,394
6,130,000	5.13%, 02/15/27 (c)	4,494,743
100,000	Illinois Finance Authority, Greenfields of Geneva Project (RB) 7.10%, 11/01/27 (c)	94,920
500,000	Illinois Finance Authority, Intrinsic School Project, Series A (RB) 6.00%, 12/01/25 (c)	557,551
	Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB)
1,525,000	5.00%, 11/01/26 (c)	1,701,490
4,210,000	5.00%, 11/01/26 (c)	4,649,793
500,000	5.00%, 11/01/26 (c)	563,294
500,000	5.00%, 11/01/26 (c)	577,137
250,000	5.00%, 11/01/26 (c)	287,029
6,750,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 4.75%, 08/01/30 (p)	7,157,887
475,000	Illinois Finance Authority, Roosevelt University (RB) 5.50%, 06/01/21 (c)	475,973
	Illinois Finance Authority, Roosevelt University, Series A (RB)
1,600,000	6.00%, 10/01/28 (c)	1,945,676
8,000,000	6.13%, 10/01/28 (c)	9,616,592
3,000,000	6.13%, 10/01/28 (c)	3,586,453
	Illinois Finance Authority, Silver Cross Hospital and Medical Center, Series C (RB)
230,000	5.00%, 08/15/25 (c)	261,424
525,000	5.00%, 08/15/25 (c)	589,594
100,000	Illinois Finance Authority, Uno Chapter School Network, Inc. Project, Series B (RB) 7.13%, 10/01/21 (c)	101,697
2,695,000	Illinois Finance Authority, Westminster Village, Series A (RB) (AGM) 5.25%, 05/01/25 (c)	2,824,969
Principal Amount		Value

Illinois: (continued)
	Illinois Sports Facilities Authority (RB) (AMBAC)
$690,000	0.00%, 06/15/26 ^	$626,455
1,000,000	5.00%, 06/15/24 (c)	1,118,930
1,000,000	5.00%, 06/15/28	1,207,549
3,055,000	5.00%, 06/15/29 (c)	3,690,728
1,000,000	5.00%, 06/15/29	1,219,857
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
840,000	0.00%, 06/15/29 ^	714,449
555,000	0.00%, 06/15/30 ^	456,027
475,000	0.00%, 12/15/30 ^	383,770
125,000	0.00%, 06/15/31 ^	99,364
190,000	0.00%, 06/15/34 ^	136,932
590,000	0.00%, 12/15/34 ^	418,073
185,000	0.00%, 06/15/37 ^	119,031
115,000	0.00%, 06/15/39 ^	68,452
1,500,000	0.00%, 06/15/40 ^	858,432
3,000,000	4.00%, 12/15/29 (c)	3,368,978
3,210,000	5.00%, 06/15/22 (c)	3,330,324
250,000	5.00%, 12/15/27 (c)	294,546
5,625,000	5.00%, 12/15/29 (c)	6,766,646
1,400,000	5.50%, 12/15/25 (c)	1,613,894
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
1,080,000	0.00%, 06/15/28 ^	948,717
740,000	0.00%, 12/15/54 ^	240,861
290,000	5.00%, 06/15/22 (c)	303,113
1,450,000	5.00%, 06/15/22 (c)	1,518,892
3,765,000	5.00%, 06/15/22 (c)	3,925,356
335,000	5.00%, 12/15/22	357,118
410,000	5.70%, 06/15/23	455,725
230,000	Southwestern Illinois Development Authority (RB) 5.35%, 06/01/21 (c)	152,503
1,500,000	Southwestern Illinois Development Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	1,553,930
	State of Illinois (RB)
100,000	3.00%, 06/15/26 (c)	103,778
175,000	3.50%, 06/01/26 (c)	188,605
935,000	3.50%, 06/01/26 (c)	1,024,263
150,000	4.00%, 08/01/22 (c)	156,108
660,000	4.00%, 05/01/24	724,782
500,000	4.00%, 01/01/26 (c)	549,132
1,000,000	4.00%, 06/01/26 (c)	1,098,606
360,000	4.00%, 06/01/26 (c)	394,484
460,000	4.00%, 06/01/26 (c)	499,612
270,000	4.00%, 06/01/26 (c)	295,348
220,000	4.00%, 06/01/26 (c)	241,896
160,000	4.13%, 03/01/22 (c)	164,406
485,000	4.13%, 11/01/26 (c)	542,403
305,000	5.00%, 03/01/22 (c)	315,925
100,000	5.00%, 03/01/22 (c)	103,599
250,000	5.00%, 03/01/22 (c)	258,997
140,000	5.00%, 03/01/22 (c)	144,836

See Notes to Financial Statements

27

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$55,000	5.00%, 06/01/22	$57,705
100,000	5.00%, 07/01/22	105,286
1,465,000	5.00%, 08/01/22	1,547,810
1,830,000	5.00%, 08/01/22 (c)	1,930,617
335,000	5.00%, 05/01/23	364,698
475,000	5.00%, 07/01/23	520,395
1,915,000	5.00%, 02/01/24	2,141,196
350,000	5.00%, 02/01/24 (c)	388,140
375,000	5.00%, 02/01/24 (c)	416,655
1,100,000	5.00%, 02/01/24 (c)	1,226,616
1,105,000	5.00%, 02/01/24	1,235,520
585,000	5.00%, 04/01/24 (c)	652,194
2,000,000	5.00%, 04/01/24 (c)	2,213,567
100,000	5.00%, 05/01/24 (c)	109,994
275,000	5.00%, 05/01/24 (c)	303,691
1,025,000	5.00%, 05/01/24 (c)	1,145,723
2,005,000	5.00%, 05/01/24 (c)	2,231,750
175,000	5.00%, 05/01/24 (c)	192,631
5,035,000	5.00%, 05/01/24 (c)	5,515,863
200,000	5.00%, 11/01/24	227,680
2,750,000	5.00%, 02/01/26	3,261,031
125,000	5.00%, 06/01/26	149,287
1,040,000	5.00%, 06/01/26 (c)	1,228,023
800,000	5.00%, 06/01/26 (c)	950,319
500,000	5.00%, 02/01/27	604,408
1,615,500	5.13%, 05/15/26 (c)	1,618,777
290,000	5.25%, 07/01/23 (c)	314,664
510,000	5.25%, 07/01/23 (c)	555,019
550,000	5.25%, 07/01/23 (c)	599,843
700,000	5.25%, 02/01/24 (c)	775,454
560,000	5.50%, 07/01/23 (c)	607,760
1,165,000	5.50%, 07/01/23 (c)	1,284,567
4,000,000	5.75%, 05/01/30 (c)	5,134,796
500,000	6.00%, 05/01/25	601,505
880,000	6.00%, 05/01/26	1,091,927
	State of Illinois, Series A (GO)
100,000	4.00%, 01/01/22 (c)	102,070
320,000	4.00%, 01/01/22 (c)	326,857
190,000	4.00%, 01/01/22 (c)	194,390
110,000	5.00%, 04/01/23 (c)	117,164
820,000	5.00%, 12/01/24	942,388
100,000	5.00%, 12/01/27 (c)	118,948
270,000	5.00%, 05/01/28 (c)	319,244
365,000	5.00%, 05/01/28 (c)	430,641
1,000,000	5.00%, 05/01/28 (c)	1,192,287
3,000,000	5.00%, 03/01/31 (c)	3,823,674
1,500,000	5.00%, 03/01/31 (c)	1,920,316
1,000,000	5.00%, 03/01/31 (c)	1,229,401
215,000	5.25%, 05/01/22	225,321
5,425,000	State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	6,465,786
	State of Illinois, Series D (GO)
1,755,000	3.25%, 11/01/26	1,931,901
3,270,000	5.00%, 11/01/23	3,614,139
3,955,000	5.00%, 11/01/25	4,612,153
1,690,000	5.00%, 11/01/26	2,016,429
9,700,000	5.00%, 11/01/27 (c)	11,659,543
7,000,000	5.00%, 11/01/27	8,490,783
Principal Amount		Value

Illinois: (continued)
$500,000	Village of Bolingbrook, Special Service Area No. 1 (ST) 5.25%, 03/01/28 (c)	$524,790
360,000	Village of Bridgeview (GO) 5.00%, 12/01/22 (c)	344,629
	Village of Bridgeview, Series A (GO)
1,175,000	5.50%, 06/01/21 (c)	1,174,919
1,600,000	5.50%, 06/01/24 (c)	1,601,505
	Will County Community High School District No. 210, Series B (GO)
90,000	0.00%, 01/01/29 ^	74,753
245,000	0.00%, 01/01/31 ^	188,306
540,000	0.00%, 01/01/33 ^	385,669
		412,865,157
Indiana: 0.8%
	City of Anderson, Anderson University (RB)
215,000	4.75%, 10/01/22 (c)	216,994
1,000,000	6.00%, 10/01/22 (c)	1,023,621
2,065,000	6.00%, 10/01/22 (c)	2,113,777
1,000,000	City of Rockport, Indiana Steel Corp. Project, Series A (RB) 7.00%, 02/01/22 (c)	1,024,512
600,000	City of Valparaiso, Pratt Paper, LLC Project (RB) 5.88%, 01/01/24	643,272
1,105,000	Indiana Finance Authority, Earlham College Project (RB) 5.00%, 10/01/23 (c)	1,153,068
50,000	Indiana Finance Authority, Earlham College Project, Series A (RB) 5.00%, 10/01/23 (c)	52,591
	Indiana Finance Authority, King’s Daughters’ Hospital and Health Services (RB)
765,000	5.13%, 06/01/21 (c)	767,185
725,000	5.50%, 06/01/21 (c)	726,399
600,000	5.50%, 06/01/21 (c)	601,161
250,000	Indiana Finance Authority, Ohio River Bridges East End Crossing Project, Series A (RB) 5.00%, 07/01/23 (c)	272,123
	Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB)
1,000,000	3.00%, 11/01/30	1,050,457
3,500,000	3.00%, 11/01/30	3,676,599
1,620,000	5.00%, 06/01/22 (c)	1,672,305
11,000,000	Indiana Finance Authority, Res Polyflow Indiana Project (RB) 7.00%, 03/01/26 (c)	10,383,300
1,370,000	Indiana Finance Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	1,419,256
		26,796,620

See Notes to Financial Statements

28

Principal Amount		Value

Iowa: 1.4%
$25,000	City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	$24,408
1,500,000	Iowa Finance Authority, Drake West Village Project, Series A (RB) 4.50%, 06/01/26 (c)	1,280,347
5,195,000	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB) 5.25%, 12/01/23 (c)	5,694,898
8,550,000	Iowa Finance Authority, Iowa Fertilizer Co. Project, Series B (RB) 5.25%, 12/01/22 (c) (p)	9,453,140
	Iowa Finance Authority, Lifespace Communities, Inc., Series A (RB)
1,000,000	5.00%, 11/15/26 (c)	1,152,265
505,000	5.00%, 05/15/27 (c)	578,306
5,960,000	5.00%, 05/15/27 (c)	6,792,832
	Iowa Higher Education Loan Authority, Wartburg College Project (RB)
2,225,000	4.00%, 10/01/25	2,299,138
3,615,000	5.00%, 10/01/25 (c)	3,799,918
990,000	5.00%, 10/01/25 (c)	1,051,393
1,000,000	Tobacco Settlement Authority, Series A (RB) 4.00%, 06/01/31 (c)	1,142,422
	Tobacco Settlement Authority, Series B (RB)
550,000	4.00%, 06/01/31 (c)	631,516
180,000	5.60%, 05/06/21 (c)	180,055
	Tobacco Settlement Authority, Series C (RB)
3,190,000	5.38%, 05/06/21 (c)	3,190,938
5,585,000	5.50%, 05/06/21 (c)	5,586,681
4,650,000	5.63%, 05/06/21 (c)	4,651,432
800,000	Tobacco Settlement Authority, Series D (RB) 0.00%, 05/06/21 (c) ^	171,013
		47,680,702
Kansas: 0.5%
250,000	City of Hutchinson, Hutchinson Regional Medical Center, Inc. (RB) 5.00%, 12/01/26 (c)	273,693
255,000	City of Wichita, Health Care Facilities, Series II-A (RB) 5.25%, 12/01/26 (c)	265,348
250,000	City of Wichita, Health Care Facilities, Series III (RB) 5.00%, 05/15/26 (c)	263,510
1,000,000	Kansas Development Finance Authority, Village Shalom Project, Series A (RB) 5.25%, 11/15/23 (c)	1,026,235
2,500,000	Overland Park Development Corp., Overland Park Convention Center Hotel (RB) 5.00%, 03/01/29 (c)	2,574,466
2,550,000	Overland Park, Prairiefire at LionsGate Project (RB) 6.00%, 12/15/22 (c)	1,441,241
Principal Amount		Value

Kansas: (continued)
$900,000	Wyandotte County, Kansas City Unified Government, Legends Apartments Garage and West Lawn Project (RB) 4.50%, 12/01/26 (c)	$937,330
	Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 1 and 2A, Series A (RB)
365,000	5.00%, 09/01/25 (c)	368,109
4,565,000	5.75%, 09/01/25 (c)	4,611,841
2,125,000	6.00%, 09/01/25 (c)	2,146,664
10,000,000	Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 4 (RB) 0.00%, 09/01/34 ^	3,150,773
		17,059,210
Kentucky: 0.6%
1,000,000	Christian County, Jennie Stuart Medical Center (RB) 5.50%, 02/01/26 (c)	1,105,968
	Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB)
250,000	5.00%, 05/15/26 (c)	252,986
350,000	5.00%, 05/15/26 (c)	359,220
545,000	5.00%, 05/15/26 (c)	568,092
	Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB)
400,000	5.38%, 11/15/22 (c)	405,055
250,000	5.50%, 11/15/22 (c)	252,071
	Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Series A (RB)
7,365,000	4.25%, 07/01/25 (c)	8,023,627
2,585,000	5.00%, 07/01/25 (c)	2,884,614
1,525,000	5.00%, 07/01/25 (c)	1,692,366
	Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series A (RB)
175,000	5.00%, 06/01/26	202,106
990,000	5.00%, 06/01/27 (c)	1,111,742
750,000	5.25%, 06/01/27 (c)	854,889
500,000	Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series B (RB) 5.00%, 06/01/27 (c)	562,538
	Kentucky Economic Development Finance Authority, Rosedale Green Project (RB)
515,000	5.50%, 11/15/25 (c)	525,524
500,000	5.75%, 11/15/25 (c)	508,947
265,000	Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) 5.00%, 09/01/23	291,661

See Notes to Financial Statements

29

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Kentucky: (continued)
$335,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.75%, 07/01/23 (c)	$369,617
	Louisville and Jefferson County, Metro Government, Catholic Health Initiatives, Series A (RB)
150,000	5.00%, 06/01/22 (c)	157,728
220,000	5.00%, 06/01/22 (c)	231,334
		20,360,085
Louisiana: 0.7%
	Calcasieu Parish Memorial Hospital Service District (RB)
500,000	5.00%, 12/01/29 (c)	542,922
1,000,000	5.00%, 12/01/29 (c)	1,107,509
	City of Shreveport, Water and Sewer Revenue, Series C (RB)
1,470,000	4.00%, 12/01/28 (c)	1,707,606
3,235,000	4.00%, 12/01/28 (c)	3,771,416
100,000	5.00%, 12/01/25	119,795
345,000	Louisiana Housing Finance Agency, Chateau Project, Series A (RB) 7.25%, 06/01/21 (c)	316,882
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, CDF Healthcare of Louisiana, LLC Project, Series A (RB) 5.63%, 06/01/25 (c)	1,044,828
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Gomesa Project (RB) 4.00%, 11/01/30 (c)	1,038,443
175,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Parc Fontaine Apartments, Series A (RB) 4.25%, 12/01/22 (c)	137,561
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 6.25%, 11/15/25 (c)	1,088,920
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, The Glen Retirement System Project, Series A (RB) 5.00%, 01/01/26 (c)	936,019
	Louisiana Local Government Environmental Facilities and Community Development Authority, University of Louisiana at Monroe Project, Series A (RB)
500,000	5.00%, 07/01/29 (c)	514,475
500,000	5.00%, 07/01/29 (c)	505,812
Principal Amount		Value

Louisiana: (continued)
$5,260,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/27 (c)	$5,832,767
1,647,254	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.75%, 07/01/24 (c) (d) *	16
	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB)
2,259,041	7.50%, 07/01/23 (d) *	23
1,389,436	8.38%, 07/01/24 (c) (d) *	14
350,000	Parish of St. Charles, Gulf Opportunity Zone, Valero Project (RB) 4.00%, 06/01/22 (p)	363,492
	Parish of St. James, NuStar Logistics, L.P. Project (RB)
750,000	5.85%, 06/01/25 (p)	856,127
1,000,000	6.35%, 06/01/30 (c)	1,292,015
3,000,000	Parish of St. James, NuStar Logistics, L.P. Project, Series A (RB) 6.35%, 06/01/30 (c)	3,876,044
		25,052,686
Maine: 0.3%
4,500,000	Maine Finance Authority, Solid Disposal Facility (RB) 5.38%, 12/15/26 (c) (d) *	2,475,000
	Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue, Series A (RB)
1,270,000	4.00%, 07/01/26 (c)	1,295,697
2,710,000	5.00%, 07/01/23 (c)	2,829,171
645,000	5.00%, 07/01/26 (c)	697,982
1,000,000	5.00%, 07/01/26 (c)	1,088,980
2,000,000	Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 06/01/21 (c)	2,002,683
		10,389,513
Maryland: 1.4%
1,000,000	Anne Arundel County Consolidated Special Taxing District, The Village at Two Rivers Project (ST) 5.25%, 07/01/24 (c)	1,041,510
	City of Baltimore, Convention Center Hotel (RB)
1,500,000	5.00%, 09/01/27 (c)	1,574,461
1,425,000	5.00%, 09/01/27 (c)	1,495,887
3,000,000	5.00%, 09/01/27 (c)	3,150,891
500,000	5.00%, 09/01/27 (c)	524,760
655,000	5.00%, 09/01/27 (c)	686,734
1,400,000	5.00%, 09/01/27 (c)	1,467,713
1,000,000	5.00%, 09/01/27 (c)	1,048,425

See Notes to Financial Statements

30

Principal Amount		Value

Maryland: (continued)
$500,000	City of Baltimore, East Baltimore Research Park Project, Series A (RB) 5.00%, 09/01/27 (c)	$545,757
250,000	City of Baltimore, Harbor Point Project (RB) 5.13%, 06/01/26 (c)	270,303
2,000,000	Frederick County, Education Facilities Project, Series A (RB) 5.00%, 09/01/27 (c)	2,192,572
500,000	Howard County, Series A (TA) 4.50%, 02/15/26 (c)	524,961
7,785,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 06/01/21 (c)	7,865,585
	Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA)
100,000	3.75%, 01/01/27 (c)	108,313
470,000	4.38%, 01/01/27 (c)	502,881
530,000	4.50%, 01/01/27 (c)	567,366
	Maryland Economic Development Corp., Port Covington Project (TA)
1,000,000	4.00%, 09/01/30 (c)	1,103,036
500,000	4.00%, 09/01/30 (c)	562,469
3,600,000	Maryland Economic Development Corp., Purple Line Light Rail Project, Series A (RB) 5.00%, 11/30/21 (c)	3,690,543
3,820,000	Maryland Economic Development Corp., Purple Line Light Rail Project, Series B (RB) 5.00%, 11/30/21 (c)	3,916,076
	Maryland Economic Development Corp., Purple Line Light Rail Project, Series C (RB)
1,640,000	5.00%, 11/30/21 (c)	1,681,247
1,500,000	5.00%, 11/30/21 (c)	1,537,726
	Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center, Series A (RB)
400,000	4.00%, 07/01/26 (c)	438,533
250,000	5.00%, 07/01/26 (c)	294,055
	Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB)
210,000	4.00%, 07/01/25 (c)	230,020
145,000	4.25%, 07/01/25 (c)	157,934
1,500,000	5.00%, 07/01/25 (c)	1,697,097
500,000	5.00%, 07/01/25 (c)	569,138
625,000	5.00%, 07/01/25 (c)	718,241
750,000	Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue, Series A (RB) 4.00%, 06/01/31 (c)	842,163
	Mayor and Council of Rockville, Ingleside at King Farm Project, Series B (RB)
1,000,000	5.00%, 11/01/24 (c)	1,039,281
2,705,000	5.00%, 11/01/24 (c)	2,828,400
Principal Amount		Value

Maryland: (continued)
	Prince George’s County, Collington Episcopal Life Care Community, Inc. (RB)
$1,000,000	5.25%, 04/01/27 (c)	$1,031,686
1,000,000	5.25%, 04/01/27 (c)	1,048,000
500,000	Prince George’s County, Maryland Chesapeake Lighthouse Chapter School project, Series A (RB) 7.00%, 11/01/25 (c)	576,192
	Prince George’s County, Suitland-Naylor Road Project (TA)
500,000	4.75%, 01/01/26 (c)	540,017
500,000	5.00%, 01/01/26 (c)	542,044
		48,612,017
Massachusetts: 1.0%
365,000	Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	403,002
1,220,000	Commonwealth of Massachusetts (RB) 5.50%, 01/01/25	1,437,908
	Massachusetts Development Finance Agency, Boston Medical Center Issue , Series D (RB)
285,000	4.00%, 07/01/25 (c)	299,562
2,105,000	5.00%, 07/01/25 (c)	2,375,224
1,000,000	Massachusetts Development Finance Agency, Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	1,075,847
500,000	Massachusetts Development Finance Agency, Emerson College (RB) 5.00%, 01/01/25 (c)	559,076
	Massachusetts Development Finance Agency, Emmanuel College, Series A (RB)
445,000	5.00%, 07/01/22 (c)	469,968
1,035,000	5.00%, 10/01/26 (c)	1,196,293
100,000	Massachusetts Development Finance Agency, Lasell College Issue (RB) 6.00%, 07/01/21 (c)	100,287
	Massachusetts Development Finance Agency, Lawrence General Hospital (RB)
2,000,000	5.00%, 07/01/27 (c)	1,883,570
1,900,000	5.00%, 07/01/27 (c)	1,808,868
1,000,000	5.00%, 07/01/27 (c)	984,770
	Massachusetts Development Finance Agency, Lawrence General Hospital, Series A (RB)
350,000	5.25%, 07/01/24 (c)	350,880
550,000	5.50%, 07/01/24 (c)	550,754
	Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility (RB)
500,000	5.00%, 11/15/25 (c)	551,336
500,000	5.13%, 11/15/25 (c)	549,025
	Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB)
1,000,000	4.00%, 10/01/22 (c)	1,079,644

See Notes to Financial Statements

31

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Massachusetts: (continued)
$3,820,000	5.00%, 10/01/22 (c)	$4,171,991
1,400,000	5.00%, 10/01/22 (c)	1,531,095
1,930,000	Massachusetts Development Finance Agency, Provident Commonwealth Education Resources Issue, UMass Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	2,092,238
4,000,000	Massachusetts Development Finance Agency, Provident Commonwealth Education Resources Issue, UMass Dartmouth Student Housing Project (RB) 5.00%, 10/01/28 (c)	4,361,189
	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB)
510,000	5.00%, 07/01/26 (c)	604,787
190,000	5.00%, 07/01/26 (c)	226,951
	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series L (RB)
290,000	3.63%, 07/01/27 (c)	314,598
1,550,000	4.00%, 07/01/27 (c)	1,719,949
1,000,000	Massachusetts Development Finance Agency, Wellforce Issue, Series A (RB) 5.00%, 01/01/29 (c)	1,227,484
1,510,000	Massachusetts Educational Financing Authority, Series C (RB) 4.13%, 07/01/28 (c)	1,591,133
		33,517,429
Michigan: 1.2%
290,000	Calhoun County Hospital Finance Authority, Oaklawn Hospital (RB) 5.00%, 02/15/27 (c)	316,776
1,000,000	City of Detroit, Series A (GO) 5.00%, 04/01/31 (c)	1,211,459
425,000	City of Flint Hospital Building Authority, Hurley Medical Center, Series B (RB) 4.75%, 07/01/23 (c)	449,971
500,000	Flint Hospital Building Authority, Hurley Medical Center (RB) 4.00%, 07/01/30 (c)	539,835
	Grand Rapids Economic Development Corp., Beacon Hill at EastGate Project, Series A (RB)
500,000	5.00%, 11/01/24 (c)	527,460
500,000	5.00%, 11/01/24 (c)	528,923
	Grand Rapids Economic Development Corp., Clark Retirement Community, Inc., Series A (RB) (AGM)
3,000,000	5.50%, 04/01/26 (c)	3,015,106
1,000,000	5.75%, 04/01/26 (c)	1,001,197
2,000,000	5.75%, 04/01/26 (c)	2,008,700
	Michigan Finance Authority, Lawrence Technological University Project (RB)
2,000,000	5.00%, 02/01/27 (c)	2,114,188
1,000,000	5.00%, 02/01/27 (c)	1,074,129
900,000	5.25%, 02/01/27 (c)	990,167
Principal Amount		Value

Michigan: (continued)
	Michigan Finance Authority, Presbyterian Villages of Michigan (RB)
$670,000	4.75%, 11/15/25	$722,263
250,000	5.25%, 11/15/25 (c)	265,810
300,000	5.50%, 11/15/25 (c)	318,474
	Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
110,000	5.00%, 07/01/23	119,518
3,575,000	5.00%, 07/01/24 (c)	3,829,749
215,000	5.00%, 07/01/24 (c)	231,655
165,000	5.00%, 07/01/24 (c)	183,538
	Michigan Finance Authority, Thomas M. Cooley Law School Project (RB)
795,000	5.00%, 07/01/24 (c)	862,678
1,200,000	6.00%, 07/01/24	1,251,189
2,000,000	6.25%, 07/01/24 (c)	2,134,591
4,030,000	6.75%, 07/01/24 (c)	4,270,070
1,000,000	Michigan Municipal Bond Authority, Series C (RB) (AMBAC) 4.75%, 06/01/21 (c)	1,001,471
100,000	Michigan State Building Authority, Series F (RB) 4.00%, 10/01/24	104,738
	Michigan Strategic Fund, Canterbury Health Care, Inc. Project (RB)
1,000,000	5.00%, 07/01/24 (c)	946,554
1,080,000	5.00%, 07/01/24 (c)	1,009,878
	Michigan Strategic Fund, Evangelical Homes Project (RB)
2,735,000	5.25%, 06/01/22 (c)	2,800,724
2,000,000	5.50%, 06/01/22 (c)	2,041,144
	Michigan Strategic Fund, I-75 Improvement Project (RB)
1,250,000	5.00%, 12/31/28 (c)	1,504,099
700,000	5.00%, 12/31/28 (c)	872,712
600,000	5.00%, 12/31/28 (c)	752,649
260,000	Michigan Tobacco Settlement Finance Authority, Series B (RB) 0.00%, 05/17/21 (c) ^	28,440
2,895,000	Waterford Township Economic Development Corp., Canterbury Health Care, Inc. Project, Series A (RB) 5.00%, 07/01/24 (c)	2,740,274
		41,770,129
Minnesota: 1.1%
135,000	Chippewa County, Chippewa County-Montevideo Hospital Project (RB) 4.00%, 03/01/26 (c)	142,299
500,000	City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	518,937
	City of Apple Valley, Minnesota Senior Living LLC Project, Series B (RB)
1,000,000	5.00%, 01/01/22 (c)	665,286
1,015,000	5.00%, 01/01/22 (c)	695,823

See Notes to Financial Statements

32

Principal Amount		Value

Minnesota: (continued)
	City of Apple Valley, PHS Apple Valley Senior Housing, Inc. Orchard Path Project (RB)
$2,920,000	4.38%, 09/01/23 (c)	$3,000,330
940,000	4.50%, 09/01/23 (c)	966,727
	City of Bethel, The Lodge at the Lakes at Stillwater Project (RB)
500,000	5.00%, 06/01/23 (c)	511,251
750,000	5.00%, 06/01/23 (c)	768,282
350,000	5.00%, 06/01/23 (c)	362,630
	City of Blaine, Crest View Senior Communities Project, Series A (RB)
1,355,000	5.75%, 07/01/25 (c)	1,280,881
1,055,000	6.13%, 07/01/25 (c)	987,810
400,000	6.13%, 07/01/25 (c)	378,548
2,000,000	City of Brooklyn Center, Sanctuary at Brooklyn Center Project, Series A (RB) 5.50%, 11/01/21 (c)	1,906,310
	City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB)
245,000	5.50%, 07/01/25 (c)	262,035
250,000	5.50%, 07/01/25 (c)	269,482
500,000	5.75%, 07/01/25 (c)	535,956
	City of Crookston, Health Care Facilities, Riverview Health Project (RB)
2,000,000	5.00%, 05/01/29 (c)	2,065,141
3,000,000	5.00%, 05/01/29 (c)	3,140,112
	City of Deephaven, Charter School, Eagle Ridge Academy Project, Series A (RB)
500,000	5.25%, 07/01/25 (c)	553,135
1,000,000	5.50%, 07/01/25 (c)	1,106,907
500,000	City of Forest Lake, International Language Academy, Series A (RB) (SAW) 5.38%, 08/01/27 (c)	570,795
750,000	City of Ham Lake, Charter School, DaVinci Academy Project, Series A (RB) 5.00%, 07/01/24 (c)	808,503
115,000	City of Maple Grove, Minnesota Health Care Facilities (RB) 3.38%, 05/01/27 (c)	121,653
500,000	City of Minneapolis, Charter School, Hiawatha Academies Project, Series A (RB) 5.00%, 07/01/24 (c)	530,096
2,000,000	City of St. Louis, Minnesota Housing, Place Via Sol Project (RB) (AMBAC) 6.00%, 07/01/27 (p)	2,119,911
1,000,000	City of St. Paul Park, Health Care Facilities, Presbyterian Homes Interlude Transitional Care (RB) 5.00%, 05/01/23 (c)	1,066,095
	City of St. Paul, Housing and Redevelopment Authority, Series A (RB)
325,000	5.75%, 09/01/26 (c)	378,754
500,000	6.00%, 09/01/26 (c)	587,542
Principal Amount		Value

Minnesota: (continued)
	City of Wayzata, Folkestone Senior Living Community (RB)
$350,000	4.00%, 08/01/24 (c)	$356,953
500,000	5.00%, 08/01/24 (c)	528,378
500,000	City of West St. Paul, Housing and Health Care Facilities, Walker Westwood Ridge Campus Project (RB) 5.00%, 11/01/25 (c)	508,031
990,000	Duluth Economic Development Authority, Cambia Hills of East Bethel Project (RB) 5.63%, 12/01/23 (c) (d) *	792,000
665,000	Duluth Independent School District No. 709, Series A (CP) 4.20%, 03/01/27 (c)	706,604
3,730,000	Minnesota Higher Education Facilities Authority, Augsburg College, Series A (RB) 5.00%, 05/01/26 (c)	3,880,098
1,000,000	Minnesota Higher Education Facilities Authority, Augsburg College, Series B (RB) 4.25%, 05/21/21 (c)	994,836
750,000	Rice County, Educational Facilities, Shattuck-St. Mary’s School Project (RB) 5.00%, 08/01/22	768,780
2,500,000	Saint Paul, Minnesota Housing and Redevelopment Authority, Episcopal Homes Project (RB) 5.00%, 05/01/23 (c)	2,523,549
250,000	Township of Baytown, St. Croix Preparatory Academy Project, Series A (RB) 4.00%, 08/01/26 (c)	266,155
		37,626,615
Mississippi: 0.0%
1,000,000	Mississippi Development Bank, Water and Sewer System (RB) (AGM) 6.88%, 12/01/23 (c)	1,148,858
Missouri: 1.1%
	Boone County, Boone Hospital Center (RB)
410,000	3.00%, 08/01/26 (c)	407,920
565,000	4.00%, 08/01/26 (c)	583,999
1,000,000	Cape Girardeau County Industrial Development Authority, South Eastern Health, Series A (RB) 5.00%, 03/01/27 (c)	1,149,937
1,000,000	Citizens Memorial Hospital District of Polk County (RB) 5.00%, 06/01/21 (c)	1,001,360
340,000	City of Blue Springs, Adams Farm Project, Series A (TA) 4.00%, 06/01/24 (c)	346,577
2,500,000	City of Lees Summit, Summit Project (TA) 4.88%, 11/01/27 (c)	2,488,497

See Notes to Financial Statements

33

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Missouri: (continued)
	City of Liberty, Liberty Commons Project, Series A (TA)
$500,000	5.75%, 06/01/25 (c)	$518,494
500,000	6.00%, 06/01/25 (c)	521,008
	City of St. Ann, Northwest Plaza Development Project, Series A (TA)
1,600,000	4.63%, 11/01/27 (c)	1,627,363
1,625,000	5.38%, 11/01/27 (c)	1,653,893
	City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB)
250,000	4.38%, 11/15/26 (c)	251,838
500,000	4.75%, 11/15/26 (c)	509,361
	Grandview Industrial Development Authority, Truman’s Marketplace Project, Series A (TA)
1,075,000	4.25%, 05/01/25 (c)	1,074,461
930,000	5.00%, 05/01/25 (c)	941,904
475,000	Health and Educational Facilities Authority, Lutheran Senior Services Projects, Series C (RB) 4.00%, 02/01/29 (c)	520,298
	I-470 Western Gateway Transportation Development District, Series A (RB)
400,000	4.50%, 12/01/26 (c)	424,419
1,100,000	5.25%, 12/01/26 (c)	1,163,562
	Kansas City Industrial Development Authority, Kingswood Project (RB)
2,400,000	5.75%, 11/15/25 (c) (d) *	841,200
4,910,000	6.00%, 11/15/25 (c) (d) *	1,720,955
2,810,000	6.00%, 11/15/25 (c) (d) *	984,905
	Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (AGM) (TA)
5,975,000	5.00%, 02/01/28 (c)	6,397,561
4,500,000	5.00%, 02/01/28 (c)	4,848,761
	Kirkwood Industrial Development Authority, Missouri Retirement Community, Series A (RB)
1,000,000	5.25%, 05/15/27 (c)	1,088,718
500,000	5.25%, 05/15/27 (c)	556,675
	Lees Summit Industrial Development Authority, John Knox Village, Series A (RB)
1,550,000	5.00%, 08/15/24 (c)	1,699,319
2,000,000	5.00%, 08/15/25 (c)	2,229,518
40,000	Nevada City, Regional Medical Center (RB) (ACA) 4.30%, 06/01/21 (c)	39,766
860,000	Rolla Industrial Development Authority, Westside Marketplace Redevelopment Project, Series A (TA) 5.38%, 05/01/25 (c)	887,528
500,000	St. Louis County, Industrial Development Authority, Friendship Village St. Louis Obligated Group, Series A (RB) 5.00%, 09/01/25 (c)	561,965
Principal Amount		Value

Missouri: (continued)
$150,000	St. Louis County, Industrial Development Authority, St. Andrew’s Resources, Series A (RB) 5.00%, 12/01/25 (c)	$160,874
		37,202,636
Montana: 0.0%
500,000	Montana Facility Finance Authority, Kalispell Regional Medical Center, Series B (RB) 4.13%, 07/01/28 (c)	541,593
Nebraska: 0.1%
2,185,000	Central Plains Energy Project, Gas Project Crossover, Series A (RB) 5.00%, 09/01/42	3,138,804
Nevada: 0.5%
	City of Las Vegas, Special Improvement District No. 814 (SA)
560,000	4.00%, 06/01/29 (c)	596,739
250,000	4.00%, 06/01/29 (c)	267,788
10,000,000	City of Reno, Sales Tax, Transportation Rail Access Corridor Project (RB) (AGM) 0.00%, 07/01/38 (c) ^	1,632,262
1,570,000	City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 06/01/21 (c)	1,470,152
2,750,000	City of Sparks, Tourism Improvement District No. 1, Legends at Sparks Marina (RB) 2.75%, 06/15/28	2,832,940
175,000	Clark County, Special Improvement District No. 159 (SA) 5.00%, 08/01/25 (c)	190,227
625,000	Henderson Local Improvement District No. T-18 (SA) 4.00%, 09/01/26 (c)	657,968
	North Las Vegas, Special Improvement District No. 64 (SA)
245,000	4.63%, 12/01/28 (c)	272,495
500,000	4.63%, 12/01/28 (c)	560,102
4,045,000	State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 6.25%, 12/15/27 (c)	4,003,498
2,125,000	State of Nevada, Department of Business and Industry, Fulcrum Sierra Holdings, LLC Project (RB) 6.95%, 08/15/28 (c)	2,186,918
	State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB)
400,000	5.00%, 12/15/25 (c)	443,864
500,000	5.00%, 12/15/25 (c)	546,833
1,000,000	5.00%, 12/15/25 (c)	1,115,207
1,000,000	5.13%, 12/15/25 (c)	1,100,402
		17,877,395

See Notes to Financial Statements

34

Principal Amount		Value

New Hampshire: 0.5%
	New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB)
$1,000,000	6.13%, 07/01/24 (c) (d) *	$750,000
1,500,000	6.13%, 07/01/24 (c) (d) *	1,125,000
500,000	6.25%, 07/01/24 (c) (d) *	375,000
	New Hampshire National Finance Authority Resource Recovery, Covanta Project, Series B (RB)
1,000,000	3.75%, 07/01/25 (c) (p)	1,037,816
4,000,000	4.63%, 07/01/23 (c)	4,175,677
2,275,000	New Hampshire National Finance Authority, Series A (RB) 3.63%, 07/01/25 (c) (p)	2,359,007
	New Hampshire National Finance Authority, Springpoint Senior Living Project (RB)
2,000,000	4.00%, 01/01/26 (c)	2,191,072
975,000	4.00%, 01/01/26 (c)	1,079,155
	New Hampshire National Finance Authority, The Vista Project, Series A (RB)
1,600,000	5.63%, 07/01/25 (c)	1,677,083
2,750,000	5.75%, 07/01/25 (c)	2,889,500
		17,659,310
New Jersey: 8.2%
	Atlantic City (GO)
115,000	5.00%, 11/01/22	117,363
65,000	5.00%, 12/01/23 (c)	67,015
150,000	Camden County, New Jersey Improvement Authority, Series A (RB) 5.00%, 02/15/24 (c)	165,998
	Casino Reinvestment Development Authority (RB)
2,450,000	5.25%, 11/01/24 (c)	2,607,706
1,410,000	5.25%, 11/01/24 (c)	1,507,939
1,815,000	Gloucester County, Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	1,903,726
470,000	New Jersey Economic Development Authority, Bancroft Neurohealth Project, Series A (RB) 5.00%, 06/01/26 (c)	524,956
500,000	New Jersey Economic Development Authority, Black Horse EHT Urban Renewal LLC Project, Series A (RB) (SAW) 5.00%, 10/01/27 (c)	502,363
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
1,665,000	4.25%, 06/15/22 (c)	1,711,748
535,000	5.00%, 06/15/22 (c)	553,996
520,000	5.00%, 06/15/22 (c)	539,197
1,150,000	5.00%, 06/15/22 (c)	1,198,650
110,000	5.00%, 06/15/22	115,120
1,020,000	5.00%, 06/15/22 (c)	1,066,626
160,000	5.00%, 06/15/22 (c)	167,100
Principal Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
$7,090,000	5.13%, 08/20/22 (c)	$7,522,163
9,075,000	5.25%, 08/20/22 (c)	9,632,882
2,215,000	5.50%, 06/01/21 (c)	2,222,731
60,000	5.50%, 06/20/23 (c)	65,423
2,035,000	5.63%, 03/05/24 (c)	2,283,989
285,000	5.63%, 03/05/24 (c)	319,871
4,825,000	5.75%, 09/15/22 (c)	5,019,585
	New Jersey Economic Development Authority, Health Department and Taxation Division Office Project, Series A (RB)
500,000	5.00%, 12/15/27 (c)	595,931
1,130,000	5.00%, 12/15/27 (c)	1,356,386
55,000	New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	58,994
	New Jersey Economic Development Authority, Lions Gate Project (RB)
655,000	4.88%, 01/01/24 (c)	667,627
500,000	5.00%, 01/01/24 (c)	505,419
2,000,000	5.25%, 01/01/24 (c)	2,019,097
	New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4,025,000	4.00%, 07/01/22	4,195,145
2,000,000	4.00%, 07/01/27 (c)	2,241,353
1,640,000	4.00%, 07/01/27 (c)	1,847,338
1,275,000	5.00%, 07/01/27 (c)	1,502,029
	New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series B (RB) (XLCA)
515,000	0.00%, 07/01/26 ^	482,606
1,000,000	0.00%, 07/01/27 ^	915,499
	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB)
1,115,000	4.00%, 11/01/27	1,321,669
780,000	5.00%, 11/01/27	973,417
	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB)
120,000	4.00%, 11/01/25	137,608
4,000,000	5.00%, 11/01/22	4,282,712
500,000	5.00%, 11/01/24	577,870
2,000,000	New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	2,517,691
1,000,000	New Jersey Economic Development Authority, Provident Group - Rowan University Student Housing Project, Series A (RB) 5.00%, 01/01/25 (c)	1,060,916

See Notes to Financial Statements

35

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
$1,740,000	5.00%, 12/15/26 (c)	$2,042,189
305,000	5.00%, 12/15/26 (c)	360,495
725,000	5.00%, 12/15/26 (c)	859,059
	New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB)
1,830,000	4.75%, 12/15/26 (c)	2,153,416
165,000	5.50%, 12/15/26 (c)	203,720
	New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
3,500,000	4.00%, 06/15/27 (c)	3,919,886
780,000	5.00%, 06/15/27 (c)	946,568
	New Jersey Economic Development Authority, School Facilities Construction, Series II (RB)
470,000	5.00%, 03/01/22 (c)	488,216
435,000	5.00%, 03/01/22 (c)	451,943
290,000	5.00%, 03/01/22 (c)	301,253
	New Jersey Economic Development Authority, School Facilities Construction, Series KK (RB)
1,680,000	4.00%, 12/15/27 (c)	1,878,433
685,000	5.00%, 09/01/22 (c)	729,432
125,000	5.00%, 09/01/22 (c)	131,884
	New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB)
1,000,000	5.00%, 12/15/29 (c)	1,212,897
1,485,000	5.00%, 12/15/29 (c)	1,832,860
600,000	5.00%, 12/15/29 (c)	743,426
500,000	New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	581,873
	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
320,000	4.00%, 03/01/23 (c)	337,095
300,000	5.00%, 03/01/23 (c)	324,932
230,000	5.00%, 03/01/23 (c)	248,727
265,000	5.00%, 03/01/23 (c)	286,066
1,275,000	5.00%, 03/01/23 (c)	1,373,369
1,750,000	5.00%, 03/01/23 (c)	1,898,500
970,000	5.00%, 03/01/23 (c)	1,051,984
1,565,000	5.00%, 03/01/23 (c)	1,698,715
	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
140,000	5.00%, 06/15/24 (c)	158,309
580,000	5.00%, 06/15/24 (c)	653,776
920,000	5.00%, 06/15/24 (c)	1,048,127
100,000	5.00%, 06/15/24 (c)	113,800
	New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB)
580,000	4.00%, 12/15/30 (c)	672,861
Principal Amount		Value

New Jersey: (continued)
$600,000	4.00%, 12/15/30 (c)	$694,014
2,715,000	4.00%, 12/15/30 (c)	3,081,208
700,000	4.00%, 12/15/30 (c)	825,960
2,290,000	4.00%, 12/15/30 (c)	2,692,964
600,000	4.00%, 12/15/30 (c)	699,001
120,000	New Jersey Economic Development Authority, School Facilities Construction, Series RR (RB) 5.00%, 06/15/24 (c)	135,059
	New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB)
875,000	5.00%, 06/15/24 (c)	981,231
2,500,000	5.00%, 06/15/24 (c)	2,784,317
	New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
505,000	5.00%, 06/15/25 (c)	577,029
630,000	5.00%, 06/15/25 (c)	719,100
1,235,000	5.00%, 06/15/25 (c)	1,413,249
680,000	5.00%, 06/15/25 (c)	777,873
435,000	5.25%, 06/15/25 (c)	510,189
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
220,000	4.00%, 06/15/24	244,110
595,000	4.25%, 06/15/25 (c)	679,835
125,000	4.38%, 06/15/25 (c)	142,583
1,000,000	5.00%, 06/15/22	1,052,800
1,000,000	5.00%, 06/15/23	1,098,696
1,080,000	5.00%, 06/15/24	1,231,714
105,000	5.00%, 06/15/25 (c)	123,157
	New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
350,000	5.13%, 01/01/24 (c)	390,323
1,000,000	5.25%, 01/01/24 (c)	1,127,063
900,000	5.38%, 01/01/24 (c)	1,008,077
500,000	5.50%, 01/01/24 (c)	565,364
150,000	New Jersey Economic Development Authority, West Campus Housing, LLC - New Jersey City University Student Housing Project, Series A (RB) 4.13%, 07/01/25 (c)	151,106
	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
550,000	5.00%, 06/15/22	579,040
515,000	5.00%, 06/15/23	565,828
1,090,000	5.00%, 06/15/24	1,243,118
330,000	New Jersey Educational Facilities Authority, Higher Educational Capital Improvement, Series A (RB) 5.00%, 09/01/24 (c)	378,298
1,000,000	New Jersey Educational Facilities Authority, Rider University, Series A (RB) 5.00%, 07/01/21 (c)	1,002,059

See Notes to Financial Statements

36

Principal Amount		Value

New Jersey: (continued)
$2,490,000	New Jersey Educational Facilities Authority, Rider University, Series F (RB) 5.00%, 07/01/27 (c)	$2,595,598
	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB)
940,000	5.00%, 04/01/28 (c)	1,123,553
630,000	5.00%, 04/01/28 (c)	751,409
500,000	5.00%, 04/01/28 (c)	624,427
1,000,000	5.00%, 04/01/28 (c)	1,198,161
170,000	New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB) 6.00%, 07/01/21 (c)	171,072
	New Jersey Transportation Trust Fund Authority, Series A (RB)
270,000	0.00%, 12/15/25 ^	256,784
230,000	0.00%, 12/15/25 ^	218,742
575,000	0.00%, 12/15/26 ^	533,747
4,440,000	0.00%, 12/15/28 ^	3,890,413
1,450,000	0.00%, 12/15/28 ^	1,270,518
1,905,000	0.00%, 12/15/29 ^	1,616,710
3,210,000	0.00%, 12/15/30 ^	2,638,263
1,880,000	0.00%, 12/15/31 ^	1,497,216
3,020,000	0.00%, 12/15/32 ^	2,332,691
1,190,000	0.00%, 12/15/33 ^	890,357
705,000	0.00%, 12/15/33 ^	527,480
915,000	0.00%, 12/15/34 ^	663,361
1,265,000	0.00%, 12/15/34 ^	917,106
1,535,000	0.00%, 12/15/35 ^	1,076,599
1,780,000	0.00%, 12/15/37 ^	1,158,252
1,115,000	0.00%, 12/15/37 ^	725,534
605,000	0.00%, 12/15/38 ^	379,300
4,000,000	0.00%, 12/15/38 ^	2,507,766
930,000	0.00%, 12/15/40 ^	541,248
695,000	4.00%, 12/15/28 (c)	815,476
2,295,000	4.00%, 12/15/29 (c)	2,628,849
1,180,000	4.25%, 12/15/28 (c)	1,366,127
360,000	5.00%, 06/15/21 (c)	361,942
5,875,000	5.00%, 06/15/22 (c)	6,141,730
1,100,000	5.00%, 06/15/24	1,254,523
600,000	5.00%, 12/15/26	735,861
200,000	5.00%, 12/15/28	254,190
1,000,000	5.00%, 12/15/28 (c)	1,243,082
6,400,000	5.00%, 12/15/28 (c)	7,903,661
385,000	5.00%, 12/15/29 (c)	474,752
370,000	5.25%, 06/15/21 (c)	372,099
100,000	5.25%, 12/15/23	112,741
205,000	5.50%, 12/15/23	232,452
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
525,000	3.75%, 12/15/28 (c)	589,650
220,000	4.00%, 06/15/22 (c)	227,431
5,100,000	4.00%, 12/15/30 (c)	5,787,904
5,000,000	4.00%, 12/15/30 (c)	5,705,357
695,000	4.25%, 06/15/24 (c)	749,975
150,000	4.75%, 06/15/25 (c)	168,947
1,375,000	4.75%, 06/15/25 (c)	1,540,916
Principal Amount		Value

New Jersey: (continued)
$345,000	5.00%, 06/15/22	$363,216
265,000	5.00%, 06/15/22 (c)	278,319
425,000	5.00%, 06/15/22 (c)	444,974
4,710,000	5.00%, 06/15/22 (c)	4,926,347
1,940,000	5.00%, 06/15/22 (c)	2,030,377
135,000	5.00%, 06/15/23 (c)	147,876
640,000	5.00%, 06/15/23 (c)	693,573
200,000	5.00%, 06/15/23 (c)	219,418
1,115,000	5.00%, 06/15/23 (c)	1,203,186
1,195,000	5.00%, 06/15/24 (c)	1,325,309
1,620,000	5.00%, 06/15/24 (c)	1,807,803
340,000	5.00%, 06/15/25 (c)	385,922
665,000	5.00%, 06/15/25 (c)	755,194
2,000,000	5.00%, 12/15/30 (c)	2,467,316
130,000	5.25%, 06/15/23 (c)	141,818
925,000	5.25%, 06/15/23 (c)	1,011,890
505,000	5.25%, 06/15/25 (c)	579,185
5,040,000	5.25%, 12/15/28 (c)	6,200,312
	New Jersey Transportation Trust Fund Authority, Series B (RB)
835,000	5.25%, 06/15/21 (c)	839,541
5,000,000	5.50%, 06/15/21 (c)	5,029,786
	New Jersey Transportation Trust Fund Authority, Series BB (RB)
1,985,000	3.25%, 12/15/28 (c)	2,105,382
5,000,000	3.50%, 12/15/28 (c)	5,318,620
1,140,000	4.00%, 12/15/28 (c)	1,310,016
505,000	5.00%, 12/15/28 (c)	640,087
1,000,000	5.00%, 12/15/28 (c)	1,260,843
	New Jersey Transportation Trust Fund Authority, Series C (RB) (AMBAC)
430,000	0.00%, 12/15/24 ^	419,956
250,000	0.00%, 12/15/25 ^	239,956
985,000	0.00%, 12/15/26 ^	924,592
185,000	0.00%, 12/15/28 ^	164,443
365,000	0.00%, 12/15/31 ^	295,299
5,475,000	0.00%, 12/15/35 ^	3,924,087
2,245,000	5.25%, 12/15/24 (c)	2,591,151
	New Jersey Transportation Trust Fund Authority, Series D (RB)
325,000	5.00%, 12/15/24	377,187
1,470,000	5.00%, 12/15/24 (c)	1,683,619
295,000	5.25%, 12/15/23	332,586
100,000	Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) 5.25%, 01/01/27	117,035
	South Jersey Port Corp., Marine Terminal, Series B (RB)
4,000,000	5.00%, 01/01/28 (c)	4,658,789
1,000,000	5.00%, 01/01/28 (c)	1,155,984
360,000	5.00%, 01/01/28 (c)	426,643
750,000	5.00%, 01/01/28 (c)	885,074
	South Jersey Transportation Authority, Series A (RB)
3,000,000	5.00%, 11/01/30 (c)	3,751,894
500,000	5.00%, 11/01/30 (c)	637,001

See Notes to Financial Statements

37

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
	Tobacco Settlement Financing Corp., Series A (RB)
$9,400,000	5.00%, 06/01/28 (c)	$11,149,424
4,000,000	5.25%, 06/01/28 (c)	4,838,933
	Tobacco Settlement Financing Corp., Series B (RB)
1,705,000	3.20%, 06/01/27	1,748,376
8,510,000	5.00%, 06/01/28 (c)	9,971,898
		283,807,839
New Mexico: 0.2%
5,480,000	New Mexico Hospital Equipment Loan Council, La Vida Expansion Project, Series A (RB) 5.00%, 07/01/26 (c)	6,102,336
1,000,000	Winrock Town Center Tax Increment Development District No. 1 (TA) 5.75%, 06/01/21 (c)	1,020,785
		7,123,121
New York: 8.4%
	Brooklyn Arena Local Development Corp., Barclays Center (RB)
395,000	0.00%, 07/15/32 ^	298,743
370,000	0.00%, 07/15/33 ^	271,630
180,000	0.00%, 07/15/47 ^	79,170
	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
345,000	5.00%, 07/15/26	416,465
5,040,000	5.00%, 01/15/27 (c)	5,876,773
	Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB)
5,700,000	5.00%, 12/31/28	6,277,816
9,700,000	5.25%, 12/31/28 (c)	10,572,658
4,700,000	5.50%, 12/31/28 (c)	5,070,779
250,000	Build NYC Resource Corp., Metropolitan College of New York Project (RB) 5.25%, 11/01/24 (c)	275,758
1,560,000	Build NYC Resource Corp., Pratt Paper, Inc. Project (RB) 5.00%, 11/01/24 (c)	1,682,572
5,700,000	Build NYC Resource Corp., Richmond University Medical Center Project, Series A (RB) 5.63%, 12/01/28 (c)	6,505,800
1,000,000	Chautauqua Tobacco Asset Securitization Corp. (RB) 5.00%, 06/01/24 (c)	1,031,904
	Dutchess County Local Development Corp., Bard College Project, Series A (RB)
7,575,000	5.00%, 07/01/30 (c)	9,007,025
1,000,000	5.00%, 07/01/30 (c)	1,194,438
1,500,000	5.00%, 07/01/30 (c)	1,814,774
	Erie Tobacco Asset Securitization Corp., Series A (RB)
1,295,000	5.00%, 06/01/21 (c)	1,296,451
335,000	5.00%, 06/01/21 (c)	335,377
Principal Amount		Value

New York: (continued)
$20,250,000	Erie Tobacco Asset Securitization Corp., Series C (RB) 0.00%, 06/01/21 (c) ^	$2,966,153
10,000,000	Erie Tobacco Asset Securitization Corp., Series D (RB) 0.00%, 06/01/21 (c) ^	997,649
500,000	Monroe County Industrial Development Agency, Rochester Regional Health Project, Series A (RB) 5.00%, 12/01/30 (c)	648,578
	Monroe County Industrial Development Corp., St. Ann’s Community Project (RB)
1,650,000	4.00%, 01/01/26 (c)	1,777,834
2,000,000	5.00%, 01/01/26 (c)	2,174,341
1,230,000	5.00%, 01/01/26 (c)	1,350,106
3,285,000	Nassau County Tobacco Settlement Corp., Series A-2 (RB) 5.25%, 05/17/21 (c)	3,367,372
	Nassau County Tobacco Settlement Corp., Series A-3 (RB)
3,655,000	5.00%, 05/17/21 (c)	3,703,396
3,905,000	5.13%, 05/17/21 (c)	3,978,136
	New Rochelle Industrial Development Agency (RB)
1,421,884	5.25%, 07/01/21 (c) (d) *	28,438
65,098	5.50%, 07/01/19 (c) (d) *	1,302
4,500,000	New York City Housing Development Corp., Multi-Family Mortgage, Series F (RB) 4.50%, 05/15/24 (c)	4,684,070
	New York Counties Tobacco Trust IV (RB)
10,525,000	0.00%, 05/17/21 (c) ^	1,060,455
745,000	5.00%, 05/17/21 (c)	751,564
	New York Counties Tobacco Trust V (RB)
1,640,000	0.00%, 05/17/21 (c) ^	598,017
64,000,000	0.00%, 05/17/21 (c) ^	6,448,166
	New York Counties Tobacco Trust VI (RB)
1,160,000	3.75%, 06/01/26 (c)	1,173,354
5,500,000	5.00%, 06/01/26 (c)	5,835,759
1,175,000	New York Counties Tobacco Trust VI, Series C (RB) 2.45%, 06/01/26 (c)	1,170,650
	New York Liberty Development Corp., 3 World Trade Center Project (RB)
22,275,000	5.00%, 11/15/24 (c)	24,382,360
5,710,000	5.15%, 11/15/24 (c)	6,382,237
3,700,000	5.38%, 11/15/24 (c)	4,130,305
10,000,000	7.25%, 11/15/24 (c)	11,112,218
255,000	New York Liberty Development Corp., 7 World Trade Center Project (RB) 5.00%, 03/15/22 (c)	264,156
7,000,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Series 3 (RB) 2.80%, 03/15/29 (c)	7,009,757

See Notes to Financial Statements

38

Principal Amount		Value

New York: (continued)
$480,000	New York State Dormitory Authority, CUNY Student Housing Project (RB) (AMBAC) 5.50%, 07/01/35	$622,548
150,000	New York State Dormitory Authority, Fit Student Housing Corp. (RB) 5.25%, 07/01/31	174,662
200,000	New York State Dormitory Authority, Pace University, Series A (RB) 4.25%, 05/01/23 (c)	207,594
1,370,000	New York State Dormitory Authority, The New School, Series A (RB) 5.00%, 01/01/27 (c)	1,645,279
50,000	New York State Dormitory Authority, Yeshiva University, Series A (RB) 5.00%, 11/01/21 (c)	50,321
	New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
8,640,000	5.00%, 08/01/21 (c)	8,728,209
7,350,000	5.00%, 08/01/21 (c)	7,427,662
3,250,000	5.25%, 08/01/30 (c)	4,067,203
2,650,000	5.38%, 08/01/30 (c)	3,277,569
	New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
8,665,000	4.00%, 10/01/30	10,261,895
3,000,000	4.38%, 10/01/30 (c)	3,516,134
1,600,000	5.00%, 01/01/28 (c)	1,963,676
160,000	5.00%, 01/01/28 (c)	195,890
8,650,000	5.00%, 10/01/30 (c)	11,046,593
8,500,000	5.00%, 10/01/30 (c)	10,672,485
	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Series A (RB)
1,000,000	4.00%, 07/01/24 (c)	1,092,233
420,000	5.00%, 07/01/24 (c)	477,591
3,130,000	5.00%, 07/01/24 (c)	3,526,981
230,000	5.00%, 07/01/24 (c)	260,340
2,225,000	5.25%, 07/01/24 (c)	2,518,600
1,000,000	New York Transportation Development Corp., New York State Thruway Service Areas (RB) 4.00%, 10/31/31 (c)	1,143,568
3,355,000	New York Transportation Development Corp., Terminal One Group Association, L.P. Project (RB) 5.00%, 01/01/23	3,603,768
4,000,000	Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series A (RB) 4.75%, 07/01/23 (c)	4,188,694
355,000	Otsego County Capital Resource Corp., Hartwick College Project, Series A (RB) 5.00%, 10/01/25 (c)	362,581
Principal Amount		Value

New York: (continued)
	Suffolk Tobacco Asset Securitization Corp., Series B (RB)
$65,000	5.38%, 06/01/21 (c)	$65,073
4,150,000	6.00%, 06/01/21 (c)	4,156,759
6,150,000	Suffolk Tobacco Asset Securitization Corp., Series C (RB) 6.63%, 06/01/22 (c)	6,331,931
	Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB)
550,000	5.00%, 01/01/26 (c)	552,003
200,000	5.00%, 01/01/26 (c)	200,481
945,000	5.00%, 01/01/26 (c)	956,284
2,465,000	5.00%, 01/01/26 (c)	2,483,158
1,500,000	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/23	1,542,493
	TSASC, Inc., Tobacco Settlement Bonds, Series B (RB)
13,285,000	5.00%, 06/01/27 (c)	14,419,697
16,980,000	5.00%, 06/01/27 (c)	18,586,198
	Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
855,000	4.00%, 09/15/24 (c)	837,532
400,000	5.00%, 09/15/24 (c)	396,010
180,000	5.25%, 09/15/24 (c)	174,807
1,000,000	5.25%, 09/15/24 (c)	1,001,004
3,390,000	Westchester County Industrial Development Agency, Million Air Two LLC General Aviation Facilities Project, Series A (RB) 7.00%, 06/01/24 (c)	3,623,201
255,000	Westchester County Local Development Corp., Medical Center (RB) 5.00%, 11/01/25 (c)	286,765
4,575,000	Westchester Tobacco Asset Securitization Corp., Series C (RB) 5.00%, 06/01/23 (c)	4,795,312
	Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB)
275,000	5.00%, 10/15/29 (c)	310,296
315,000	5.00%, 10/15/29 (c)	363,985
		290,119,571
North Carolina: 0.5%
1,000,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, Series C (RB) 2.10%, 10/01/24 (p)	1,050,182
	North Carolina Department of Transportation, I-77 Hot Lanes Project (RB)
1,000,000	5.00%, 06/30/25 (c)	1,115,443
1,430,000	5.00%, 06/30/25 (c)	1,573,038
	North Carolina Medical Care Commission, Lutheran Services for the Aging, Series A (RB)
245,000	4.75%, 03/01/22 (c)	247,717

See Notes to Financial Statements

39

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

North Carolina: (continued)
$1,330,000	5.00%, 03/01/22 (c)	$1,343,312
820,000	5.00%, 03/01/22 (c)	829,476
150,000	North Carolina Medical Care Commission, Pennybyrn at Maryfield (RB) 5.00%, 10/01/25	159,630
	North Carolina Medical Care Commission, Retirement Facilities (RB)
550,000	4.70%, 07/01/25 (c)	569,063
250,000	5.00%, 10/01/24 (c)	270,511
250,000	5.00%, 10/01/24 (c)	272,989
	North Carolina Medical Care Commission, Retirement Facilities, Series A (RB)
165,000	5.00%, 10/01/24 (c)	178,425
385,000	5.00%, 07/01/26 (c)	426,329
250,000	5.00%, 07/01/26 (c)	277,725
465,000	North Carolina Medical Care Commission, Salemtowne Project (RB) 5.25%, 10/01/25 (c)	500,322
1,225,000	North Carolina Medical Care Commission, Wake Forest University (RB) 5.00%, 01/01/27 (c)	1,373,723
	North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM)
1,150,000	3.00%, 01/01/30 (c)	1,221,535
1,250,000	4.00%, 01/01/30 (c)	1,410,947
1,000,000	5.00%, 01/01/27 (c)	1,202,461
100,000	5.00%, 01/01/29 (c)	127,483
1,705,000	5.00%, 01/01/30 (c)	2,079,513
		16,229,824
North Dakota: 0.2%
25,000	City of Grand Forks, Altru Health System Obligated Group (RB) 4.00%, 12/01/21 (c)	25,238
	City of Williston, Eagle Crest Apartments LLC Project (RB)
615,000	6.25%, 09/01/23 (d) *	370,538
1,285,000	7.75%, 09/01/23 (c) (d) *	774,213
750,000	County of Ward, Health Care Facilities, Trinity Obligated Group, Series C (RB) 5.00%, 06/01/28 (c)	857,833
	Grand Forks County, Solid Waste Disposal, Red River Biorefinery LLC (RB)
1,000,000	5.75%, 09/15/26 (c)	954,879
3,500,000	6.38%, 09/15/26 (c)	3,208,707
		6,191,408
Northern Mariana Islands: 0.1%
5,320,000	Commonwealth of the Northern Mariana Islands, Series A (GO) (AGM) 5.00%, 06/01/21 (c)	4,907,968
Principal Amount		Value

Ohio: 4.7%
$500,000	Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group (RB) 5.25%, 11/15/26 (c)	$584,618
	Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
4,300,000	3.00%, 06/01/30 (c)	4,420,637
4,000,000	4.00%, 06/01/30 (c)	4,522,544
78,450,000	Buckeye Tobacco Settlement Financing Authority, Series B-2 (RB) 5.00%, 06/01/30 (c)	88,191,733
25,000,000	Buckeye Tobacco Settlement Financing Authority, Series B-3 (RB) 0.00%, 06/01/30 (c) ^	3,902,717
1,000,000	Cleveland-Cuyahoga County Port Authority, Playhouse Square Foundation Project (RB) 5.00%, 12/01/28	1,086,404
	Columbus-Franklin County Finance Authority, Ohio Dominican University Project (RB) (SBG)
1,000,000	6.50%, 03/01/25 (c)	1,075,655
4,000,000	6.50%, 03/01/25 (c)	4,309,910
	County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
340,000	4.75%, 02/15/27 (c)	377,166
1,750,000	5.25%, 02/15/27 (c)	2,039,782
	County of Montgomery, Premier Health Partners Obligated Group, Series A (RB)
550,000	3.00%, 11/15/29 (c)	566,049
2,250,000	4.00%, 11/15/29 (c)	2,495,489
3,940,000	4.00%, 11/15/29 (c)	4,396,587
	Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project (RB)
1,000,000	5.00%, 12/01/29 (c)	1,160,308
2,500,000	5.00%, 12/01/29 (c)	2,923,646
400,000	Franklin County, First Community Village Obligated Group (RB) 5.63%, 06/01/21 (c)	400,569
	Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Obligated Group Project (RB)
490,000	5.00%, 02/15/23 (c)	509,435
1,530,000	5.00%, 02/15/23 (c)	1,588,658
490,000	5.00%, 02/15/23 (c)	512,633
2,270,000	Ohio Air Quality Development Authority, AK Steel Corp. Project, Series A (RB) 6.75%, 02/01/22 (c)	2,321,533
2,500,000	Ohio Air Quality Development Authority, American Electric Co. Project, Series B (RB) 2.60%, 10/01/24 (c) (p)	2,658,365
6,000,000	Ohio Air Quality Development Authority, AMG Vanadium Project (RB) 5.00%, 07/01/29 (c)	6,647,135

See Notes to Financial Statements

40

Principal Amount		Value

Ohio: (continued)
	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB)
$4,000,000	2.88%, 02/01/26	$4,189,932
4,500,000	3.25%, 09/01/29	4,829,260
	Ohio Air Quality Development Authority, Pratt Paper LLC Project (RB)
500,000	4.25%, 01/15/28 (c)	562,497
4,000,000	4.50%, 01/15/28 (c)	4,529,929
1,100,000	Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 06/01/21 (c)	1,103,753
500,000	Ohio Housing Finance Agency, Sanctuary at Springboro Project (RB) 5.45%, 10/01/25 (c)	501,649
795,000	Ohio Water Development Authority, United States Steel Corp. Project (RB) 6.60%, 11/01/21 (c)	813,157
3,000,000	Port of Greater Cincinnati Development Authority, Convention Center Hotel Acquisition and Demolition Project, Series A (RB) 3.00%, 05/01/22 (c)	3,004,762
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
250,000	5.00%, 12/01/24 (c)	265,824
245,000	5.00%, 12/01/24 (c)	263,639
70,000	5.50%, 12/01/24 (c)	76,225
710,000	5.75%, 12/01/22 (c)	747,957
570,000	6.00%, 12/01/22 (c)	588,136
4,000,000	Southeastern Ohio Port Authority, Purecycle Project, Series A (RB) 7.00%, 12/01/27 (c)	4,532,546
		162,700,839
Oklahoma: 0.9%
	Comanche County Hospital Authority, Series A (RB)
300,000	4.25%, 07/01/22 (c)	303,258
210,000	5.00%, 07/01/22 (c)	216,650
	Holdenville Public Works Authority, Series A (RB) (AGM)
780,000	4.30%, 11/01/24 (c)	708,545
605,000	4.38%, 11/01/24 (c)	542,172
	Norman Regional Hospital Authority (RB)
340,000	3.25%, 09/01/29 (c)	365,720
150,000	4.00%, 09/01/26 (c)	164,579
	Oklahoma County Finance Authority, Epworth Villa Project, Series A (RB)
825,000	5.00%, 04/01/22 (c)	768,763
90,000	5.00%, 04/01/23	90,245
	Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
700,000	5.00%, 08/15/28 (c)	853,372
6,000,000	5.25%, 08/15/28 (c)	7,275,499
2,900,000	5.25%, 08/15/28 (c)	3,534,264
8,320,000	5.50%, 08/15/28 (c)	10,194,512
1,300,000	5.50%, 08/15/28 (c)	1,596,539
Principal Amount		Value

Oklahoma: (continued)
$1,000,000	Oklahoma Development Finance Authority, Proton Center, Series A (RB) (AGM) 7.25%, 03/01/31 (c)	$1,010,336
375,000	Rogers County Industrial Development Authority (RB) 3.63%, 04/01/25 (c)	389,406
2,125,000	Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	2,375,803
		30,389,663
Pennsylvania: 3.7%
	Allegheny County Industrial Development Authority, United States Steel Corp. Project (RB)
200,000	4.88%, 11/01/24	218,168
475,000	5.75%, 08/01/22 (c)	492,078
500,000	6.75%, 12/01/21 (c)	513,763
	Allentown Neighborhood Improvement Zone Development Authority (RB)
2,000,000	5.00%, 05/01/27 (c)	2,310,319
250,000	5.00%, 05/01/27 (c)	293,075
1,000,000	5.00%, 05/01/28	1,201,352
500,000	5.00%, 05/01/28 (c)	591,690
250,000	5.00%, 05/01/28 (c)	297,990
1,000,000	5.38%, 05/01/28 (c)	1,174,265
	Allentown Neighborhood Improvement Zone Development Authority, Series A (RB)
1,915,000	5.00%, 05/01/22 (c)	1,985,240
150,000	5.00%, 05/01/22 (c)	155,686
2,500,000	5.00%, 05/01/22 (c)	2,585,083
	Berks County Industrial Development Authority, Tower Health Project (RB)
1,075,000	3.75%, 11/01/27 (c)	1,010,903
4,845,000	4.00%, 11/01/27 (c)	4,711,671
120,000	5.00%, 11/01/26	131,781
7,270,000	5.00%, 11/01/27 (c)	7,333,052
500,000	5.00%, 11/01/27 (c)	535,647
110,000	5.00%, 11/01/27 (c)	116,214
1,195,000	5.00%, 11/01/27 (c)	1,244,085
	Berks County Municipal Authority, The Reading Hospital and Medical Center Project, Series A (RB)
305,000	4.25%, 05/01/22 (c)	302,915
1,000,000	5.00%, 05/01/22 (c)	1,002,547
860,000	Berks County Municipal Authority, Tower Health Project, Series A (RB) 5.00%, 02/01/30	954,404
1,000,000	Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 08/01/26 (c) (p)	1,033,130
670,000	Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 08/01/29 (c) (p)	698,867
1,565,000	Blythe Township Solid Waste Authority (RB) 7.75%, 12/01/27 (c)	1,797,890

See Notes to Financial Statements

41

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
$1,000,000	Bucks County Industrial Development Authority Hospital (RB) 4.00%, 07/01/31 (c)	$1,096,502
1,000,000	Chambersburg Area Municipal Authority Education Facility, Wilson College (RB) 6.00%, 10/01/24 (c)	1,107,771
	Chester County Health and Education Facilities Authority, Immaculata University Project (RB)
430,000	5.00%, 11/01/27 (c)	388,726
1,000,000	5.00%, 11/01/27 (c)	930,858
3,650,000	Chester County Health and Education Facilities Authority, Simpson Senior Services Project (RB) 5.00%, 12/01/25 (c)	3,679,620
440,000	Chester County Health and Education Facilities Authority, Simpson Senior Services Project, Series A (RB) 5.25%, 12/01/25 (c)	449,660
1,250,000	Chester County Industrial Development Authority, University Student Housing, LLC Project, Series A (RB) 5.00%, 08/01/23 (c)	1,287,296
	Chester County Industrial Development Authority, Woodland at Greystone Project (SA)
400,000	5.00%, 03/01/28 (c)	462,646
400,000	5.13%, 03/01/28 (c)	461,424
	Crawford County Hospital Authority, Meadville Medical Center Project, Series A (RB)
1,440,000	6.00%, 06/01/26 (c)	1,559,922
440,000	6.00%, 06/01/26 (c)	478,039
400,000	Cumberland County Municipal Authority, Asbury Pennsylvania (RB) 5.25%, 01/01/22 (c)	406,702
430,000	Cumberland County Municipal Authority, Diakon Lutheran Social Ministries (RB) 4.00%, 01/01/25 (c)	458,928
	Dauphin County General Authority, The Harrisburg University of Science and Technology Project (RB)
500,000	5.00%, 10/15/27	543,845
2,000,000	5.13%, 10/15/27 (c)	2,003,310
1,000,000	6.25%, 10/15/28 (c)	1,060,311
315,000	Delaware County Authority, Eastern University (RB) 5.25%, 10/01/22 (c)	320,761
	Delaware County Industrial Development Authority, Chester Community Charter School Project, Series A (RB)
395,000	5.13%, 06/01/26 (c)	434,428
720,000	5.25%, 05/21/21 (c)	720,288
800,000	6.13%, 05/21/21 (c)	800,545
Principal Amount		Value

Pennsylvania: (continued)
	Delaware River Port Authority, Port District Project (RB)
$840,000	5.00%, 01/01/23 (c)	$888,451
1,080,000	5.00%, 01/01/23 (c)	1,144,955
2,000,000	Doylestown Hospital Authority, Series A (RB) 5.00%, 07/01/29 (c)	2,316,051
	Franklin County Industrial Development Authority, Menno-Haven, Inc. Project (RB)
215,000	5.00%, 12/01/25 (c)	228,347
500,000	5.00%, 12/01/25 (c)	532,719
1,900,000	5.00%, 12/01/25 (c)	2,019,181
1,000,000	Fulton County Industrial Development Authority, The Fulton County Medical Center Project (RB) 5.00%, 07/01/26 (c)	1,078,370
1,000,000	Lancaster County Hospital Authority, Brethren Village Project (RB) 5.13%, 07/01/27 (c)	1,097,988
	Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project (RB)
425,000	5.00%, 03/01/27 (c)	459,858
310,000	5.00%, 03/01/27 (c)	337,644
425,000	5.00%, 03/01/27 (c)	467,150
1,000,000	Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project, Series A (RB) 5.00%, 04/01/22 (c)	1,021,837
1,100,000	Lehigh County General Purpose Authority, Bible Fellowship Church Homes, Inc. (RB) 5.25%, 07/01/22 (c)	1,126,531
	Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network Issue, Series A (RB)
635,000	4.25%, 01/15/25 (c)	693,405
4,235,000	5.25%, 01/15/25 (c)	4,706,985
	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
150,000	5.00%, 01/01/25 (c)	158,713
870,000	5.25%, 01/01/25 (c)	913,269
820,000	5.38%, 01/01/25 (c)	857,973
	Moon Industrial Development Authority, Baptist Homes Society (RB)
300,000	5.63%, 07/01/25 (c)	322,772
2,000,000	5.75%, 07/01/25 (c)	2,141,443
590,000	6.00%, 07/01/25 (c)	629,864
912,969	Pennsylvania Economic Development Financing Authority, CarbonLite P, LLC Project (RB) 5.25%, 06/01/26	547,781

See Notes to Financial Statements

42

Principal Amount		Value

Pennsylvania: (continued)
$2,000,000	Pennsylvania Economic Development Financing Authority, Energy Supply LLC Project, Series A (RB) 6.40%, 09/01/25 (c)	$1,809,125
	Pennsylvania Economic Development Financing Authority, Tapestry Moon Senior Housing Project, Series A (RB)
3,040,000	6.50%, 12/01/28 (c)	1,793,600
6,470,000	6.75%, 12/01/28 (c)	3,817,300
	Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
1,685,000	4.13%, 06/30/26 (c)	1,879,678
45,000	5.00%, 12/31/22	48,426
125,000	5.00%, 12/31/23	139,726
550,000	5.00%, 12/31/24	636,775
1,105,000	5.00%, 12/31/25	1,319,837
575,000	5.00%, 06/30/26 (c)	686,818
1,485,000	5.00%, 06/30/26 (c)	1,794,707
500,000	5.00%, 06/30/26 (c)	580,208
410,000	5.00%, 06/30/26 (c)	485,096
	Pennsylvania Higher Educational Facilities Authority, Delaware Valley College of Science and Agriculture Project, Series LL (RB)
425,000	4.00%, 11/01/22 (c)	428,000
250,000	5.00%, 11/01/22 (c)	257,721
	Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
2,995,000	5.00%, 11/01/22 (c)	3,065,434
1,915,000	5.00%, 11/01/22 (c)	1,965,661
1,000,000	Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 7.25%, 06/15/24 (c)	1,150,171
	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB)
440,000	6.38%, 06/01/25 (c)	470,048
440,000	6.50%, 06/01/25 (c)	469,210
415,000	6.63%, 06/01/25 (c)	443,502
	Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) (SAW)
350,000	4.00%, 12/15/26 (c)	378,858
355,000	5.00%, 12/15/26 (c)	391,035
	Philadelphia Authority for Industrial Development, Philadelphia Performing Arts: A String Theory Charter School Project (RB)
1,000,000	5.00%, 06/15/28 (c)	1,152,244
500,000	5.00%, 06/15/28 (c)	584,183
Principal Amount		Value

Pennsylvania: (continued)
$5,240,000	Philadelphia Authority for Industrial Development, The University of the Arts (RB) 5.00%, 03/15/28 (c)	$5,580,593
2,000,000	Philadelphia Authority for Industrial Development, University Square Apartments Project (RB) 5.50%, 12/01/26 (c)	2,137,163
	Philadelphia Authority for Industrial Development, Wesley Enhanced Living Obligation Group, Series A (RB)
2,500,000	5.00%, 07/01/27 (c)	2,597,773
735,000	5.00%, 07/01/27 (c)	789,249
2,000,000	5.00%, 07/01/27 (c)	2,123,809
2,000,000	5.00%, 07/01/27 (c)	2,101,424
1,000,000	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group (RB) 5.00%, 07/01/27 (c)	1,163,399
	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB)
1,240,000	5.00%, 07/01/27 (c)	1,450,246
220,000	5.00%, 07/01/27 (c)	256,627
5,020,000	5.63%, 07/01/22 (c)	5,272,679
2,190,000	5.63%, 07/01/22 (c)	2,303,845
250,000	Scranton Redevelopment Authority, Series A (RB) 5.00%, 05/15/24 (c)	256,491
1,650,000	Susquehanna Area Regional Airport Authority, Series A (RB) 5.00%, 01/01/23 (c)	1,719,122
1,210,000	Susquehanna Area Regional Airport Authority, Series B (RB) 4.00%, 01/01/23 (c)	1,227,077
		129,761,544
Puerto Rico: 3.8%
	Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
25,000	4.00%, 07/01/22	26,088
5,365,000	5.00%, 07/01/22 (c)	5,662,179
100,000	5.00%, 07/01/22	105,539
1,050,000	5.13%, 07/01/22 (c)	1,109,721
5,520,000	5.25%, 07/01/22 (c)	5,842,147
3,895,000	5.75%, 07/01/22 (c)	4,145,461
4,425,000	6.00%, 07/01/22 (c)	4,722,576
200,000	6.13%, 07/01/24	220,368
100,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, AES Puerto Rico Project (RB) 6.63%, 06/01/21 (c)	103,500

See Notes to Financial Statements

43

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Puerto Rico: (continued)
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Ana G. Mendez University System Project (RB)
$100,000	5.13%, 04/01/22 (c)	$101,575
100,000	5.38%, 04/01/22 (c)	101,750
20,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, University Plaza Project, Series A (RB) 5.00%, 07/01/21 (c)	20,175
80,064	Puerto Rico Sales Tax Financing Corp. (RB) (AMBAC) 0.00%, 08/01/47 ^	24,273
	Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
2,127,000	0.00%, 07/01/24 ^	2,017,545
3,400,000	0.00%, 07/01/28 (c) ^	2,463,457
500,000	0.00%, 07/01/28 (c) ^	114,993
2,000,000	4.50%, 07/01/25 (c)	2,187,240
6,662,000	4.55%, 07/01/28 (c)	7,393,647
20,174,000	4.75%, 07/01/28 (c)	22,441,558
25,714,000	5.00%, 07/01/28 (c)	29,032,649
	Puerto Rico Sales Tax Financing Corp., Series A-2 (RB)
10,185,000	4.33%, 07/01/28 (c)	11,158,712
14,358,000	4.33%, 07/01/28 (c)	15,730,409
4,537,000	4.54%, 07/01/28 (c)	4,978,872
11,034,000	4.78%, 07/01/28 (c)	12,305,233
		132,009,667
Rhode Island: 0.4%
100,000	Rhode Island Health and Educational Building Corp., Care New England Issue, Series B (RB) 5.00%, 09/01/26	115,768
	Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB)
250,000	5.00%, 05/15/23	271,267
690,000	5.00%, 05/15/26 (c)	789,925
1,000,000	5.00%, 05/15/26 (c)	1,148,231
	Tobacco Settlement Financing Corp., Series A (RB)
24,580,000	0.00%, 05/17/21 (c) ^	3,987,075
1,650,000	5.00%, 06/01/25 (c)	1,849,154
	Tobacco Settlement Financing Corp., Series B (RB)
2,000,000	4.50%, 06/01/25 (c)	2,166,135
2,000,000	5.00%, 06/01/25 (c)	2,216,766
		12,544,321
South Carolina: 0.5%
800,000	Berkeley County (SA) 4.38%, 11/01/29 (c)	891,439
4,878,170	Connector 2000 Association, Inc., Series A-1 (RB) 0.00%, 04/01/26 (c) ^	577,671
Principal Amount		Value

South Carolina: (continued)
	South Carolina Jobs-Economic Development Authority, Hampton Medical Center Project (RB)
$500,000	5.00%, 11/01/24 (c)	$554,712
650,000	5.00%, 11/01/24 (c)	724,717
500,000	5.00%, 11/01/24 (c)	560,387
	South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB)
500,000	5.75%, 12/15/26 (c)	563,107
500,000	5.75%, 12/15/26 (c)	569,983
	South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes (RB)
1,750,000	5.00%, 04/01/25 (c)	1,874,285
5,000,000	5.00%, 04/01/25 (c)	5,360,808
1,000,000	South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes, Series A (RB) (AGM) 5.00%, 04/01/24 (c)	1,068,225
320,000	South Carolina Jobs-Economic Development Authority, The Lutheran Homes of South Carolina, Inc. (RB) 5.00%, 05/01/23 (c)	324,109
	South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB)
795,000	4.00%, 11/15/24 (c)	815,682
350,000	4.00%, 11/15/24 (c)	363,241
3,755,000	5.25%, 11/15/24 (c)	4,026,702
		18,275,068
South Dakota: 0.0%
	City of Sioux Falls, Dow Rummel Village Project (RB)
750,000	5.00%, 11/01/26 (c)	803,440
500,000	5.00%, 11/01/26 (c)	509,607
		1,313,047
Tennessee: 0.9%
240,000	Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c)	180,387
	Bristol Industrial Development Board, Pinnacle Project, Series A (RB)
2,000,000	5.00%, 12/01/26 (c)	2,008,609
8,100,000	5.13%, 12/01/26 (c)	8,063,024
310,000	Chattanooga Health, Educational and Housing Facility Board, Series A-2 (RB) 5.00%, 08/01/29 (c)	382,041
540,000	Chattanooga-Hamilton County, Tennessee Hospital Authority, Series A (RB) 5.00%, 10/01/24 (c)	591,410
	Knox County Health Educational and Housing Facility Board (RB)
295,000	4.00%, 09/01/26 (c)	315,880

See Notes to Financial Statements

44

Principal Amount		Value

Tennessee: (continued)
$290,000	4.00%, 09/01/26 (c)	$304,883
380,000	5.00%, 04/01/27 (c)	443,586
	Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA)
635,000	4.75%, 07/01/27	634,221
1,100,000	5.50%, 07/01/27 (c)	1,106,152
1,500,000	5.63%, 07/01/27 (c)	1,510,454
	Shelby County, Tennessee Health, Educational and Housing Facility Board, The Farms at Bailey Station, Series A (RB)
250,000	5.50%, 10/01/25 (c)	255,043
5,755,000	5.75%, 10/01/25 (c)	5,792,756
1,595,000	5.75%, 10/01/25 (c)	1,632,241
	Shelby County, Tennessee Health, Educational and Housing Facility Board, Trezevant Manor Project, Series A (RB)
475,000	5.00%, 09/01/26 (c)	438,277
205,000	5.38%, 09/01/23 (c)	195,230
200,000	5.50%, 09/01/23 (c)	188,562
4,200,000	Tennessee Energy Acquisition Corp., Series B (RB) 5.63%, 09/01/26	5,162,113
160,000	Tennessee Energy Acquisition Corp., Series C (RB) 5.00%, 02/01/23	172,565
200,000	The Health, Educational and Housing Facility Board of the City of Chattanooga, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	231,568
		29,609,002
Texas: 4.6%
	Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB) (AGM)
800,000	5.00%, 01/01/23	817,654
715,000	5.00%, 01/01/26	744,291
500,000	5.00%, 01/01/27 (c)	501,311
	Board of Managers, Joint Guadalupe County, City of Seguin Hospital (RB)
215,000	5.00%, 12/01/25 (c)	224,558
610,000	5.00%, 12/01/25 (c)	643,143
700,000	5.25%, 12/01/25 (c)	766,206
5,550,000	Brazoria County Industrial Development Corp., Gladieux Metal Recycling, LLC Project (RB) (SAW) 8.50%, 03/01/26 (c)	5,543,839
1,850,000	Brazoria County Industrial Development Corp., Gladieux Metal Recycling, LLC Project, Series B (RB) (SBG) 7.00%, 03/01/26 (c)	1,991,512
	Central Texas Regional Mobility Authority, Senior Lien (RB)
200,000	5.00%, 01/01/26 (c)	232,167
400,000	5.00%, 01/01/26 (c)	464,547
850,000	5.00%, 01/01/26 (c)	998,466
285,000	5.00%, 01/01/26 (c)	331,423
Principal Amount		Value

Texas: (continued)
	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB)
$1,305,000	5.00%, 01/01/23 (c)	$1,410,926
1,270,000	5.00%, 01/01/23 (c)	1,373,085
565,000	5.00%, 07/01/25 (c)	647,640
805,000	5.00%, 07/01/25 (c)	923,116
120,000	5.00%, 07/01/25 (c)	138,975
	Central Texas Regional Mobility Authority, Senior Lien, Series B (RB)
4,000,000	4.00%, 01/01/31 (c)	4,662,174
1,000,000	5.00%, 01/01/31 (c)	1,267,359
	Central Texas Regional Mobility Authority, Senior Lien, Series E (RB)
2,525,000	4.00%, 01/01/30 (c)	2,908,306
1,635,000	5.00%, 01/01/30 (c)	2,036,518
	Central Texas Regional Mobility Authority, Subordinated Lien (RB)
360,000	5.00%, 01/01/23 (c)	389,221
400,000	5.00%, 01/01/23 (c)	432,468
775,000	Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	896,186
	City of Houston, Airport System, United Airlines, Inc. Airport Improvement Projects, Series C (RB)
3,140,000	5.00%, 07/15/27	3,717,799
2,000,000	5.00%, 07/15/28	2,407,550
2,050,000	City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	2,082,405
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
3,630,000	4.75%, 07/01/24	3,810,913
1,000,000	5.00%, 07/15/28	1,177,316
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB)
650,000	5.00%, 07/15/25 (c)	719,868
2,600,000	5.00%, 07/15/25 (c)	2,907,809
	Clifton Higher Education Finance Corp., Series A (RB)
730,000	5.13%, 08/15/25 (c)	836,686
610,000	5.50%, 08/15/25 (c)	700,664
	Clifton Higher Education Finance Corp., Series D (RB)
500,000	5.75%, 08/15/25 (c)	581,449
500,000	6.00%, 08/15/25 (c)	581,640
850,000	Dallas County Flood Control District No. 1 (GO) 5.00%, 04/01/23 (c)	878,868
2,265,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	2,319,923
	Harris County, Houston Sports Authority, Junior Lien, Series H (RB)
250,000	0.00%, 11/15/23 ^	239,152

See Notes to Financial Statements

45

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
$675,000	0.00%, 11/15/23 ^	$667,703
495,000	0.00%, 11/15/25 ^	449,461
590,000	0.00%, 11/15/27 ^	502,077
1,405,000	0.00%, 11/15/29 ^	1,105,113
115,000	0.00%, 11/15/30 ^	86,788
705,000	0.00%, 11/15/31 (c) ^	477,998
350,000	0.00%, 11/15/31 (c) ^	171,829
120,000	0.00%, 11/15/31 (c) ^	67,095
145,000	0.00%, 11/15/31 (c) ^	62,475
1,140,000	0.00%, 11/15/31 (c) ^	431,113
170,000	0.00%, 11/15/31 (c) ^	68,576
	Harris County, Houston Sports Authority, Third Lien, Series A-3 (RB)
335,000	0.00%, 11/15/24 (c) ^	159,474
100,000	0.00%, 11/15/24 (c) ^	60,603
675,000	La Vernia Higher Education Finance Corp., Meridian World School, Series A (RB) 5.50%, 08/15/24 (c)	728,412
280,000	Love Field Airport Modernization Corp., Southwest Airlines Co. (RB) 5.00%, 11/01/22	299,180
3,000,000	Matagorda County Navigation District No. 1, Central Power and Light Company Project, Series A (RB) 2.60%, 11/01/29	3,227,560
	Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB)
2,680,000	5.13%, 02/15/24 (c)	2,090,400
700,000	5.13%, 02/15/24 (c)	546,000
10,000,000	Mission Economic Development Corp., Natgasoline Project (RB) 4.63%, 10/01/21 (c)	10,612,715
1,000,000	New Hope Cultural Education Facilities Finance Corp., 4-K Housing, Inc. Stoney Brook Project, Series A-1 (RB) 5.00%, 07/01/25 (c)	895,373
235,000	New Hope Cultural Education Facilities Finance Corp., 4-K Housing, Inc. Stoney Brook Project, Series B (RB) 5.00%, 07/01/25 (c)	155,475
5,935,000	New Hope Cultural Education Facilities Finance Corp., Bridgemoor Plano Project, Series A (RB) 7.25%, 12/01/25 (c)	5,367,861
750,000	New Hope Cultural Education Facilities Finance Corp., Bridgemoor Plano Project, Series D (RB) 12.00%, 12/01/25 (c)	533,973
	New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series B (RB)
1,030,000	4.00%, 07/01/26 (c)	831,978
1,700,000	4.25%, 07/01/26 (c)	1,266,074
1,000,000	5.00%, 07/01/26 (c)	732,188
Principal Amount		Value

Texas: (continued)
$1,595,000	New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series C (RB) 5.50%, 07/01/26 (c)	$1,201,536
230,000	New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 5.00%, 07/01/24 (c)	240,394
1,150,000	New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Island Campus, LLC, Series A (RB) 5.00%, 04/01/27 (c)	1,432,694
	New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Series A (RB)
250,000	4.25%, 08/15/21 (c)	251,153
1,000,000	5.00%, 08/15/21 (c)	1,004,484
1,000,000	5.13%, 08/15/21 (c)	1,004,801
250,000	New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 02/15/23 (c)	273,077
100,000	New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project (RB) (SAW) 6.25%, 01/01/23 (c)	105,715
	New Hope Cultural Education Facilities Finance Corp., MRC Crestview Project (RB)
1,610,000	5.00%, 11/15/24 (c)	1,697,055
100,000	5.00%, 11/15/24 (c)	107,542
	New Hope Cultural Education Facilities Finance Corp., MRC Senior Living - The Langford Project, Series A (RB)
975,000	5.38%, 11/15/26 (c)	913,030
750,000	5.50%, 11/15/26 (c)	671,674
	New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
115,000	5.00%, 07/01/24	99,475
440,000	5.00%, 07/01/25 (c)	378,400
100,000	5.00%, 07/01/25 (c)	86,500
500,000	5.00%, 07/01/25 (c)	432,500
200,000	New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project (RB) 5.25%, 10/01/25 (c)	209,353
	New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation, Series A-1 (RB)
1,000,000	5.00%, 12/01/26 (c)	1,086,326
2,045,000	5.00%, 12/01/26 (c)	2,221,256
	New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. Project (RB)
250,000	5.00%, 01/01/26 (c)	257,680
250,000	5.00%, 01/01/26 (c)	258,498

See Notes to Financial Statements

46

Principal Amount		Value

Texas: (continued)
$1,050,000	North East Texas Regional Mobility Authority, Series A (RB) 5.00%, 01/01/26 (c)	$1,190,451
	North East Texas Regional Mobility Authority, Series B (RB)
600,000	5.00%, 01/01/26 (c)	677,404
400,000	5.00%, 01/01/26 (c)	454,630
500,000	Port Beaumont Navigation District, Allegiant Industrial Island Park Project (RB) 8.00%, 02/01/26 (c)	550,908
10,260,000	Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Series A (RB) (SAW) 4.00%, 01/01/22 (c)	10,634,083
	Pottsboro Higher Education Finance Corp., Imagine International Academy of North Texas LLC, Series A (RB)
400,000	5.00%, 08/15/26 (c)	433,090
400,000	5.00%, 08/15/26 (c)	440,219
2,425,000	Red River Health Facilities Development Corp., MRC The Crossings Project, Series A (RB) 8.00%, 11/15/24 (c)	2,705,868
9,900,000	Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/22 (c) (d) *	2,475,000
125,000	Tarrant County Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project (RB) 5.00%, 05/15/24 (c)	134,853
	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc. Project, Series A (RB)
100,000	5.25%, 11/15/25 (c) (d) *	45,250
800,000	5.50%, 11/15/25 (c) (d) *	362,000
690,000	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc. Project, Series B-1 (RB) 4.50%, 06/01/21 (c) (d) *	312,225
	Tarrant County Cultural Education Facilities Finance Corp., Buckner Senior Living, Ventana Project, Series A (RB)
3,850,000	6.63%, 05/15/27 (c)	4,310,160
2,100,000	6.75%, 05/15/27 (c)	2,333,057
535,000	Tarrant County Cultural Education Facilities Finance Corp., C.C. Young Memorial Home Project, Series A (RB) 6.38%, 02/15/27 (c)	434,148
2,180,000	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp. Edgemere Project (RB) 5.25%, 05/15/27 (c)	1,999,310
Principal Amount		Value

Texas: (continued)
	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp. Edgemere Project, Series A (RB)
$1,100,000	5.00%, 11/15/25 (c)	$978,996
1,000,000	5.00%, 11/15/25 (c)	988,055
	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp. Edgemere Project, Series B (RB)
100,000	4.00%, 11/15/25	97,530
1,405,000	5.00%, 11/15/25 (c)	1,330,836
	Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC Project (RB)
250,000	5.00%, 12/31/25 (c)	281,683
460,000	5.00%, 12/31/25 (c)	519,780
230,000	5.00%, 12/31/25 (c)	261,522
	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project (RB)
5,420,000	5.00%, 06/30/29 (c)	6,524,761
515,000	7.00%, 09/01/23 (c)	587,883
	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB)
500,000	4.00%, 12/31/29 (c)	581,515
1,000,000	5.00%, 12/31/29 (c)	1,259,439
	Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
7,100,000	5.00%, 08/15/24 (c)	7,945,418
1,500,000	5.00%, 08/15/24 (c)	1,670,122
600,000	5.00%, 08/15/24 (c)	676,027
850,000	5.00%, 08/15/24 (c)	955,115
	Town of Westlake, Solana Public Improvement District (SA)
1,000,000	6.13%, 09/01/25 (c)	1,038,856
1,000,000	6.25%, 09/01/25 (c)	1,038,937
1,000,000	6.38%, 09/01/25 (c)	1,040,242
4,980,000	Woodloch Health Facilities Development Corp., Series A-1 (RB) 6.75%, 12/01/24 (c) (d) *	3,448,748
		159,555,891
Utah: 0.5%
5,000,000	Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area No. 2 (SA) 4.00%, 08/01/31 (c)	5,155,260
	Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area, Series A (SA)
2,500,000	4.50%, 08/01/30 (c)	2,807,396
4,000,000	5.00%, 08/01/30 (c)	4,498,059

See Notes to Financial Statements

47

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Utah: (continued)
	Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB)
$1,500,000	5.25%, 06/15/27 (c)	$1,682,746
3,195,000	5.38%, 06/15/27 (c)	3,544,294
		17,687,755
Vermont: 0.1%
1,100,000	Vermont Economic Development Authority, Wake Robin Corp. Project (RB) 5.40%, 05/01/22 (c)	1,132,365
910,000	Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) 5.00%, 05/01/27 (c)	977,604
		2,109,969
Virgin Islands: 0.9%
720,000	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) 4.25%, 06/01/21 (c)	727,997
	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB)
550,000	4.50%, 10/01/24 (c)	475,314
1,700,000	5.00%, 10/01/24 (c)	1,624,442
4,250,000	5.00%, 10/01/24 (c)	3,935,450
180,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Cruzan Project, Series A (RB) 6.00%, 06/01/21 (c)	180,412
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB)
240,000	6.63%, 06/01/21 (c)	241,955
1,840,000	6.75%, 06/01/21 (c)	1,854,988
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A (RB)
4,365,000	5.00%, 06/01/21 (c)	4,375,239
3,870,000	5.00%, 06/01/21 (c)	3,879,077
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A-1 (RB)
130,000	4.50%, 06/01/21 (c)	128,541
1,125,000	5.00%, 06/01/21 (c)	1,127,639
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series B (RB)
465,000	5.00%, 06/01/21 (c)	458,070
970,000	5.00%, 06/01/21 (c)	972,275
1,120,000	5.00%, 06/01/21 (c)	1,122,627
3,180,000	5.25%, 06/01/21 (c)	3,130,608
200,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Subordinate Lien, Series C (RB) 5.00%, 06/01/21 (c)	199,293

Principal Amount		Value

Virgin Islands: (continued)
	Virgin Islands Water and Power Authority, Series A (RB)
$65,000	5.00%, 06/01/21 (c)	$63,807
330,000	5.00%, 06/01/21 (c)	325,871
	Virgin Islands Water and Power Authority, Series B (RB)
170,000	5.00%, 06/01/21 (c)	164,050
5,560,000	5.00%, 06/01/21 (c)	5,270,772
1,170,000	5.00%, 06/01/21 (c)	1,141,653
1,070,000	5.00%, 06/01/21 (c)	1,037,776
		32,437,856
Virginia: 1.4%
	Albemarle County, Virginia Economic Development Authority, Series A (RB)
640,000	4.63%, 01/01/23 (c)	650,234
1,000,000	5.00%, 01/01/23 (c)	1,015,035
500,000	Ballston Quarter Community Development Authority, Series A (TA) 5.50%, 03/01/27 (c)	454,146
250,000	Bristol Industrial Development Authority, Series B (RB) 6.35%, 11/01/24 (c)	175,459
	Cherry Hill Community Development Authority, Potomac Shores Project (SA)
200,000	5.15%, 03/01/25 (c)	211,708
495,000	5.40%, 03/01/25 (c)	523,825
	Chesapeake Bay Bridge and Tunnel District, First Tier (RB)
1,000,000	5.00%, 11/01/23	1,112,947
1,000,000	5.00%, 07/01/26 (c)	1,159,276
1,025,000	5.00%, 07/01/26 (c)	1,184,076
380,000	City of Chesapeake, Chesapeake Transportation System, Series A (RB) 5.00%, 07/15/22 (c)	399,164
240,000	City of Hopewell, Sewer System, Series A (RB) 5.00%, 07/15/21 (c)	241,871
	Farmville Industrial Development Authority, Longwood University Student Housing Projects, Series A (RB)
2,800,000	5.00%, 07/01/30 (c)	3,287,076
3,655,000	5.00%, 07/01/30 (c)	4,318,653
	Hanover County, Economic Development Authority (RB)
500,000	5.00%, 07/01/24 (c)	540,696
500,000	5.00%, 07/01/24 (c)	541,171
	Hanover County, Economic Development Authority, Series A (RB)
1,500,000	5.00%, 07/01/22 (c)	1,534,879
1,500,000	5.00%, 07/01/22 (c)	1,536,780
2,400,000	Norfolk Redevelopment and Housing Authority, Series A (RB) 5.25%, 01/01/24 (c)	2,552,364

See Notes to Financial Statements

48

Principal Amount		Value

Virginia: (continued)
	Peninsula Town Center Community Development Authority (RB)
$3,850,000	5.00%, 09/01/27 (c)	$4,190,798
500,000	5.00%, 09/01/27 (c)	545,786
3,000,000	Riverside County Transportation Commission, Series A (RB) 5.38%, 09/01/26 (c)	3,032,857
1,000,000	Roanoke County Economic Development Authority, Series B (RB) 4.63%, 09/01/24 (c) (p)	977,314
500,000	Roanoke Economic Development Authority, Residential Care Facility (RB) 5.00%, 09/01/27 (c)	503,673
	Virginia College Building Authority, Marymount University Project, Series A (RB)
2,400,000	5.00%, 07/01/25 (c)	2,519,116
1,000,000	5.00%, 07/01/25 (c)	1,061,911
	Virginia College Building Authority, Marymount University Project, Series B (RB)
3,500,000	5.00%, 07/01/25 (c)	3,673,710
2,300,000	5.25%, 07/01/25 (c)	2,494,244
1,760,000	Virginia College Building Authority, Regent University Project (RB) 5.00%, 06/01/21 (c)	1,763,062
	Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB)
760,000	5.50%, 07/01/22 (c)	800,367
1,550,000	6.00%, 07/01/22 (c)	1,644,030
	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB)
1,070,000	5.00%, 01/01/22 (c)	1,099,725
300,000	5.00%, 01/01/22 (c)	308,415
2,000,000	Virginia Small Business Financing Authority, Solid Waste Disposal Facility (RB) 5.00%, 07/01/23 (c) (p)	2,090,602
1,000,000	Wise County Industrial Development Authority, Solid Waste and Sewage Disposal, Virginia Electric and Power Company, Series A (RB) 0.75%, 09/02/25 (p)	1,006,327
		49,151,297
Washington: 1.4%
1,000,000	Greater Wenatchee Regional Events Center, Public Facilities District, Series A (RB) 5.50%, 09/01/22 (c)	1,021,447
	Kalispel Tribe Indians Priority, Series A (RB)
250,000	5.00%, 01/01/28 (c)	288,109
250,000	5.25%, 01/01/28 (c)	286,308
Principal Amount		Value

Washington: (continued)
	King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (GO)
$1,000,000	5.00%, 12/01/25 (c)	$1,037,293
500,000	5.75%, 12/01/25 (c)	552,326
500,000	6.00%, 12/01/25 (c)	553,733
250,000	6.25%, 12/01/25 (c)	277,394
	Klickitat County Public Hospital District No. 2 (RB)
1,230,000	5.00%, 12/01/27 (c)	1,272,996
1,170,000	5.00%, 12/01/27 (c)	1,227,244
1,415,000	5.00%, 12/01/27 (c)	1,504,137
100,000	Washington Health Care Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	113,293
205,000	Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/27 (c)	243,283
	Washington State Convention Center Public Facilities District (RB)
5,035,000	4.00%, 07/01/28 (c)	5,468,245
1,000,000	4.00%, 07/01/31	1,140,128
475,000	5.00%, 07/01/28 (c)	554,377
5,500,000	5.00%, 07/01/28 (c)	6,379,930
	Washington State Housing Finance Commission, Bayview Manor Senior Project, Series A (RB)
1,000,000	5.00%, 07/01/24 (c)	1,054,949
2,000,000	5.00%, 07/01/24 (c)	2,112,975
150,000	5.00%, 07/01/24 (c)	160,054
500,000	Washington State Housing Finance Commission, Hearthstone Project, Series A (RB) 5.00%, 07/01/26 (c)	514,817
	Washington State Housing Finance Commission, Herons Key Senior Living, Series A (RB)
200,000	6.00%, 07/01/25	219,183
1,640,000	6.75%, 07/01/25 (c)	1,797,924
2,000,000	7.00%, 07/01/25 (c)	2,181,999
1,350,000	Washington State Housing Finance Commission, Herons Key Senior Living, Series B (RB) 6.50%, 07/01/25 (c)	1,478,025
	Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
150,000	3.75%, 07/01/26	152,094
825,000	5.00%, 01/01/25 (c)	893,828
2,495,000	5.00%, 01/01/25 (c)	2,668,086
1,500,000	5.00%, 01/01/25 (c)	1,606,744
1,000,000	Washington State Housing Finance Commission, Rockwood Retirement Communities Project (RB) 5.00%, 01/01/26 (c)	1,033,993

See Notes to Financial Statements

49

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Washington: (continued)
	Washington State Housing Finance Commission, Transforming Age Projects, Series A (RB)
$7,000,000	5.00%, 07/01/26 (c)	$7,659,892
1,250,000	5.00%, 07/01/26 (c)	1,371,590
1,395,000	5.00%, 07/01/26 (c)	1,535,598
	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project (RB)
1,250,000	5.00%, 07/01/26 (c)	1,284,784
500,000	5.00%, 07/01/26 (c)	515,077
		50,161,855
West Virginia: 0.5%
325,000	Brooke County Commission, Bethany College, Series A (RB) 6.75%, 06/01/21 (c)	318,979
2,250,000	County Commission of Harrison County, Charles Point Economic Opportunity Development District, Series A (RB) 5.75%, 06/01/29 (c)	2,543,547
	County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA)
280,000	3.00%, 06/01/22 (c)	283,487
760,000	4.00%, 06/01/22 (c)	768,852
2,550,000	Glenville State College Board of Governors (RB) 5.25%, 06/01/27 (c)	2,657,872
	Harrison County Building Commission, General Services Administration Building Project (RB)
700,000	3.13%, 10/01/27 (c)	700,997
820,000	3.25%, 10/01/27 (c)	816,132
1,000,000	3.50%, 10/01/27 (c)	1,062,516
2,130,000	Ohio County Development Authority, Ohio County Sports Complex Project (RB) 4.60%, 09/01/28 (c)	2,133,814
	West Virginia Economic Development Authority, Arch Resources Project (RB) (SAW)
1,500,000	4.13%, 01/01/25 (c) (p)	1,540,179
5,000,000	5.00%, 01/01/25 (c) (p)	5,283,379
		18,109,754
Wisconsin: 2.7%
	Public Finance Authority, American Dream at Meadowlands Project (RB)
500,000	6.75%, 12/01/27 (c)	573,497
9,000,000	7.00%, 12/01/27 (c)	10,395,230
7,825,000	Public Finance Authority, American Dream at Meadowlands Project, Series A (RB) 6.75%, 08/01/31	8,751,480
1,000,000	Public Finance Authority, American Preparatory Academy (RB) 5.38%, 07/15/27 (c)	1,104,767
Principal Amount		Value

Wisconsin: (continued)
$250,000	Public Finance Authority, Bancroft Neurohealth Project, Series A (RB) 5.13%, 06/01/26 (c)	$274,707
	Public Finance Authority, Cedars Obligated Group (RB)
455,000	4.25%, 05/01/27 (c)	445,938
2,000,000	5.50%, 05/01/27 (c)	2,030,980
	Public Finance Authority, Charter Day School, Inc. Project, Series A (RB)
500,000	5.00%, 12/01/27 (c)	558,470
500,000	5.00%, 12/01/27 (c)	560,051
500,000	5.00%, 12/01/27 (c)	572,241
	Public Finance Authority, Cornerstone Charter Academy, Series A (RB)
495,000	5.00%, 02/01/26 (c)	532,307
500,000	5.13%, 02/01/26 (c)	533,162
	Public Finance Authority, Corvian Community School Project, Series A (RB)
540,000	4.25%, 06/15/24 (c)	560,236
500,000	5.00%, 06/15/26 (c)	535,789
500,000	5.00%, 06/15/26 (c)	529,535
1,000,000	5.13%, 06/15/24 (c)	1,041,509
1,000,000	Public Finance Authority, Educational Facilities, Lake Erie College Project, Series A (RB) 5.88%, 10/01/29 (c)	1,046,836
100,000	Public Finance Authority, Healthcare Facility Expansion, Church Home of Hartford, Inc. Project, Series A (RB) 5.00%, 09/01/25	107,698
2,500,000	Public Finance Authority, Higher Educational Facilities, Wittenberg University Project (RB) 5.25%, 12/01/24 (c)	2,635,428
5,790,000	Public Finance Authority, Irving Convention Center Hotel Project, First-Tier, Series A (RB) 7.00%, 01/01/32 (c)	5,449,948
889,711	Public Finance Authority, Lombard Conference and Hotel Center, Second-Tier (RB) (ACA) 3.75%, 03/15/28 (c)	612,643
	Public Finance Authority, Maryland Proton Treatment Center, Series A-1 (RB)
500,000	6.25%, 01/01/28 (c)	425,481
2,000,000	6.38%, 01/01/28 (c)	1,663,626
1,000,000	Public Finance Authority, Marys Woods at Marylhurst Project, Series A (RB) 5.25%, 05/15/25 (c)	1,075,567
	Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB)
1,250,000	5.00%, 06/15/26 (c)	1,281,076
6,000,000	5.00%, 06/15/26 (c)	6,238,166

See Notes to Financial Statements

50

Principal Amount		Value

Wisconsin: (continued)
	Public Finance Authority, Penick Village (RB)
$485,000	4.00%, 09/01/26 (c)	$489,774
500,000	5.00%, 09/01/26 (c)	514,369
500,000	5.00%, 09/01/26 (c)	516,116
500,000	5.00%, 09/01/26 (c)	524,081
500,000	Public Finance Authority, Phoenix Academy Project, Series A (RB) 5.88%, 06/15/24 (c)	512,296
300,000	Public Finance Authority, Triad Educational Services, Inc., Series A (RB) 5.50%, 06/15/25 (c)	327,477
4,265,000	Public Finance Authority, Trinity Regional Hospital Sachse, Series A-1 (RB) 7.38%, 01/01/30 (c)	4,302,276
	Public Finance Authority, Ultimate Medical Academy Project, Series A (RB)
1,950,000	5.00%, 10/01/29 (c)	2,333,923
2,000,000	5.00%, 10/01/29 (c)	2,417,463
1,250,000	Public Finance Authority, Whitestone (RB) 5.00%, 03/01/28 (c)	1,364,484
11,695,000	Public Finance Authority, Wonderful Foundations Charter School Portfolio Projects, Series A-1 (RB) 5.00%, 07/01/30 (c)	13,055,019
750,000	Wisconsin Health and Educational Facilities Authority, American Baptist Homes of the Midwest (RB) 5.00%, 08/01/24 (c)	810,304
Principal Amount		Value

Wisconsin: (continued)
	Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series A-1 (RB) (SAW)
$105,000	4.00%, 07/01/23 (c)	$111,157
2,315,000	4.13%, 07/01/23 (c)	2,454,251
1,900,000	5.00%, 07/01/23 (c)	2,076,083
1,150,000	Wisconsin Health and Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Series A (RB) 5.25%, 02/01/23 (c)	1,175,046
	Wisconsin Health and Educational Facilities Authority, St. Camillus Health System, Inc., Series A (RB)
2,725,000	5.00%, 11/01/26 (c)	2,857,517
1,950,000	5.00%, 11/01/26 (c)	2,095,034
3,950,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.13%, 02/01/23 (c)	4,027,802
1,750,000	Wisconsin Public Finance Authority, Continuing Care Retirement Community, The Glenridge on Palmer Ranch, Inc. Project, Series A (RB) 8.25%, 06/01/21 (c)	1,791,174
		93,292,014
Total Municipal Bonds: 98.5% (Cost: $3,305,094,729)		3,408,838,514
Other assets less liabilities: 1.5%		52,483,850
NET ASSETS: 100.0%		$3,461,322,364

Definitions:
ACA	Credit Agricole SA
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond
*	Non-income producing

See Notes to Financial Statements

51

VANECK VECTORS HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments By Sector	% of Investments	Value
Education	9.9%	$337,355,609
Health Care	19.1	651,717,398
Housing	3.8	128,309,806
Industrial Revenue	16.2	552,285,570
Leasing	7.8	265,132,134
Local	8.0	272,577,269
Power	0.4	15,096,872
Solid Waste/Resource Recovery	0.1	3,932,943
Special Tax	11.6	395,676,885
State	3.0	101,030,739
Tobacco	10.2	348,720,117
Transportation	8.0	272,286,151
Water & Sewer	1.9	64,717,021
	100.0%	$3,408,838,514

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Total Municipal Bonds*	$—	$3,408,838,514	$—	$3,408,838,514

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

52

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

MUNICIPAL BONDS: 98.7%
Alabama: 1.3%
	Alabama Federal Aid Highway Finance Authority, Series A (RB)
$340,000	5.00%, 09/01/26 (c)	$414,863
340,000	5.00%, 09/01/26 (c)	412,078
10,000	5.00%, 09/01/26 (c)	12,203
250,000	5.00%, 09/01/27 (c)	311,143
460,000	5.00%, 09/01/27 (c)	574,338
150,000	5.00%, 09/01/27	190,263
	Alabama Public School and College Authority, Series A (RB)
2,000,000	4.00%, 11/01/30 (c)	2,460,803
715,000	5.00%, 11/01/30 (c)	955,549
525,000	5.00%, 11/01/30 (c)	710,719
1,500,000	5.00%, 11/01/30 (c)	2,021,120
1,750,000	5.00%, 11/01/30 (c)	2,347,232
	Auburn University, Series A (RB)
10,000	5.00%, 06/01/26 (c)	12,134
25,000	5.00%, 06/01/26 (c)	30,399
2,000,000	Black Belt Energy Gas District, Series A (RB) 4.00%, 09/01/31 (c) (p)	2,480,975
860,000	Board of Trustees of the University of Alabama, Series B (RB) 3.00%, 07/01/27 (c)	932,845
	County of Jefferson (RB)
1,250,000	4.00%, 03/15/27 (c)	1,451,907
100,000	5.00%, 03/15/27 (c)	122,470
250,000	5.00%, 03/15/27 (c)	309,138
525,000	5.00%, 03/15/27 (c)	644,920
800,000	5.00%, 03/15/27 (c)	980,024
	Lower Alabama Gas District, Series A (RB)
290,000	5.00%, 09/01/28	365,509
305,000	5.00%, 09/01/29	389,348
100,000	5.00%, 09/01/34	135,373
675,000	State of Alabama, Series A (GO) 5.00%, 11/01/28 (c)	867,184
	UAB Medicine Finance Authority, Series B (RB)
150,000	5.00%, 09/01/26 (c)	179,732
225,000	5.00%, 09/01/26 (c)	271,024
280,000	UAB Medicine Finance Authority, Series B-1 (RB) 5.00%, 03/01/27 (c)	341,606
	University of Alabama, Board of Trustee, Series A (RB)
415,000	3.00%, 07/01/29 (c)	451,803
820,000	4.00%, 07/01/29 (c)	971,795
	Water Works Board of the City of Birmingham, Series A (RB)
595,000	5.00%, 01/01/27 (c)	726,776
250,000	5.00%, 01/01/27 (c)	305,359
775,000	5.00%, 01/01/27 (c)	953,822
		23,334,454
Principal Amount		Value

Alaska: 0.2%
	Alaska Housing Finance Corp., Series A (RB)
$900,000	4.00%, 06/01/27 (c)	$1,042,984
125,000	4.00%, 06/01/27 (c)	145,251
590,000	5.00%, 06/01/27 (c)	721,013
305,000	State of Alaska, International Airports System, Series A (RB) 5.00%, 10/01/25 (c)	359,539
635,000	State of Alaska, International Airports System, Series B (RB) 5.00%, 10/01/25 (c)	744,037
130,000	State of Alaska, Series A (GO) 5.00%, 08/01/25 (c)	153,028
	State of Alaska, Series B (GO)
205,000	5.00%, 08/01/25 (c)	241,313
525,000	5.00%, 08/01/25 (c)	619,201
250,000	5.00%, 08/01/25 (c)	295,548
		4,321,914
Arizona: 1.0%
	Arizona Transportation Board, Highway Revenue (RB)
1,050,000	5.00%, 07/01/26 (c)	1,272,204
835,000	5.00%, 07/01/26 (c)	1,014,534
	City of Mesa, Utility System Revenue (RB)
1,590,000	4.00%, 07/01/26 (c)	1,816,037
705,000	5.00%, 07/01/26 (c)	857,779
270,000	5.00%, 07/01/26 (c)	327,290
355,000	City of Phoenix (GO) 5.00%, 07/01/26 (c)	434,758
	City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System (RB)
860,000	5.00%, 07/01/26 (c)	1,050,764
120,000	5.00%, 07/01/26 (c)	145,733
620,000	5.00%, 07/01/26 (c)	754,008
150,000	5.00%, 07/01/26 (c)	181,406
	City of Phoenix Civic Improvement Corp., Rental Car Facility Charge, Series A (RB)
275,000	5.00%, 07/01/29 (c)	330,063
1,000,000	5.00%, 07/01/29 (c)	1,207,778
	City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series B (RB)
250,000	5.00%, 07/01/27 (c)	304,662
100,000	5.00%, 07/01/27 (c)	122,471
250,000	5.00%, 07/01/27 (c)	308,071
	City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series D (RB)
550,000	5.00%, 07/01/27 (c)	669,971
120,000	5.00%, 07/01/27 (c)	148,354
320,000	City of Phoenix Civic Improvement Corp., Subordinated Excise Tax, Series B (RB) 5.00%, 07/01/26	392,809

See Notes to Financial Statements

53

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Arizona: (continued)
$250,000	Maricopa County High School District No. 210 (GO) 5.00%, 07/01/27 (c)	$307,860
	Maricopa County Industrial Development Authority, Banner Health, Series A (RB)
20,000	3.13%, 01/01/27 (c)	21,477
215,000	5.00%, 01/01/28	273,881
710,000	5.00%, 01/01/29	922,603
	Maricopa County Special Health Care District, Series C (GO)
190,000	5.00%, 07/01/25	223,511
240,000	5.00%, 07/01/26	290,789
295,000	5.00%, 07/01/27	365,725
	Salt River Project Agricultural Improvement and Power District, Series A (RB)
1,150,000	5.00%, 01/01/27 (c)	1,431,651
250,000	5.00%, 01/01/28 (c)	311,975
2,000,000	5.00%, 01/01/28 (c)	2,509,862
		17,998,026
Arkansas: 0.1%
305,000	City of Fayetteville, Sales and Use Tax Capital Improvements, Series A (RB) 2.00%, 11/01/26 (c)	313,019
280,000	City of Fort Worth, Water and Sewer Construction (RB) 5.00%, 10/01/28 (c)	353,823
1,000,000	City of Rogers, Sales and Use Tax, Series B (RB) 5.00%, 11/01/26 (c)	1,221,787
		1,888,629
California: 16.3%
	Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB) (AGM)
125,000	3.00%, 10/01/26 (c)	134,025
705,000	4.00%, 10/01/26 (c)	794,912
815,000	Alameda County Joint Powers Authority (RB) 5.00%, 12/01/26 (c)	1,002,042
270,000	Anaheim Housing and Public Improvements Authority, Series B (RB) 5.00%, 04/01/23 (c)	293,461
1,085,000	Bay Area Toll Authority, Series S-7 (RB) 4.00%, 04/01/27 (c)	1,274,654
	California Department of Water Resources, Central Valley Project Water System, Series AV (RB)
750,000	4.00%, 06/01/26 (c)	866,136
725,000	4.00%, 06/01/26 (c)	838,410
90,000	California Health Facilities Financing Authority, Adventist Health System West, Series A (RB) 4.00%, 03/01/26 (c)	102,854
Principal Amount		Value

California: (continued)
$310,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series A (RB) 5.00%, 08/15/26 (c)	$378,103
400,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series B (RB) 3.00%, 08/15/26 (c)	431,664
1,060,000	California Health Facilities Financing Authority, CommonSpirit Health, Series A (RB) 4.00%, 04/01/30 (c)	1,251,389
175,000	California Health Facilities Financing Authority, El Camino Hospital (RB) 3.75%, 02/01/27 (c)	195,226
140,000	California Health Facilities Financing Authority, Kaiser Permanente, Series A-1 (RB) 5.00%, 11/01/27	178,844
880,000	California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-3 (RB) 5.00%, 10/01/26 (c)	1,060,921
750,000	California Health Facilities Financing Authority, Stanford Health Care, Series A (RB) 5.00%, 11/15/27 (c)	948,811
	California Health Facilities Financing Authority, Sutter Health, Series A (RB)
450,000	5.00%, 11/15/27 (c)	563,783
825,000	5.00%, 11/15/27 (c)	1,027,878
150,000	5.00%, 11/15/27 (c)	187,257
	California Infrastructure and Economic Development Bank, Clean Water State (RB)
100,000	5.00%, 10/01/25	120,432
100,000	5.00%, 10/01/25	120,432
550,000	5.00%, 04/01/26 (c)	668,562
130,000	5.00%, 04/01/26 (c)	157,251
935,000	5.00%, 04/01/26 (c)	1,135,542
55,000	5.00%, 04/01/26 (c)	66,737
150,000	5.00%, 10/01/26	186,474
170,000	5.00%, 04/01/27 (c)	210,197
775,000	5.00%, 08/01/29 (c)	1,003,429
840,000	California Municipal Finance Authority, Community Medical Centers, Series A (RB) 5.00%, 02/01/27 (c)	1,021,837
925,000	California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB) 5.00%, 07/01/27 (c)	1,113,562
515,000	California State Educational Facilities Authority, Santa Clara University, Series B (RB) 5.00%, 04/01/27 (c)	633,400

See Notes to Financial Statements

54

Principal Amount		Value

California: (continued)
	California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
$360,000	3.00%, 09/01/27 (c)	$397,700
500,000	3.00%, 09/01/27 (c)	553,934
270,000	5.00%, 09/01/24 (c)	311,472
	California State Public Works Board, Department of Corrections and Rehabilitation, Series E (RB)
655,000	2.50%, 10/01/26 (c)	706,611
500,000	4.00%, 10/01/26 (c)	585,195
110,000	California State Public Works Board, Department of Corrections and Rehabilitation, Series H (RB) 4.00%, 12/01/25 (c)	125,434
330,000	California State Public Works Board, Department of General Services, Series F (RB) 5.00%, 05/01/25 (c)	389,602
	California State Public Works Board, Various Capital Projects, Series B (RB)
120,000	5.00%, 10/01/27 (c)	150,598
340,000	5.00%, 10/01/27 (c)	429,038
445,000	5.00%, 10/01/27 (c)	562,573
	California State Public Works Board, Various Capital Projects, Series C (RB)
100,000	3.38%, 03/01/27 (c)	111,387
425,000	4.00%, 11/01/26 (c)	496,688
30,000	5.00%, 11/01/26 (c)	37,001
45,000	5.00%, 11/01/26 (c)	55,530
30,000	5.00%, 11/01/26 (c)	37,056
400,000	California State Public Works Board, Various Capital Projects, Series D (RB) 5.00%, 10/01/26 (c)	493,887
950,000	California State Public Works Board, Various Correctional Facilities, Series C (RB) 5.00%, 11/01/28 (c)	1,226,610
	California State University, Series A (RB)
910,000	3.00%, 05/01/26 (c)	976,892
400,000	4.00%, 05/01/26 (c)	457,092
35,000	5.00%, 11/01/25 (c)	41,786
160,000	5.00%, 05/01/26 (c)	195,429
220,000	5.00%, 05/01/26 (c)	265,215
10,000	5.00%, 05/01/26 (c)	12,066
225,000	5.00%, 05/01/27 (c)	277,758
510,000	5.00%, 05/01/27 (c)	632,719
1,500,000	California Statewide Communities Development Authority, Kaiser Permanente, Series L (RB) 5.00%, 11/01/29 (p)	1,988,812
1,000,000	California Statewide Communities Development Authority, Kaiser Permanente,, Series C-3 (RB) 5.00%, 11/01/29 (p)	1,325,875
	California Statewide Communities Development Authority, Methodist Hospital of Southern California (RB)
1,000,000	5.00%, 01/01/28 (c)	1,199,406
760,000	5.00%, 01/01/28 (c)	915,750
315,000	5.00%, 01/01/28 (c)	380,864
Principal Amount		Value

California: (continued)
$300,000	Campbell Union High School District, Series B (GO) 5.00%, 08/01/26 (c)	$363,281
140,000	Chabot-Las Positas Community College District (GO) 4.00%, 08/01/26 (c)	160,880
480,000	City and County of San Francisco, Multiple Capital Improvement Projects, Series R-1 (CP) 5.00%, 04/01/27	605,048
255,000	City and County of San Francisco, Series B (CP) 3.00%, 10/01/25 (c)	272,600
15,000	City of Bakersfield, Wastewater Revenue, Series A (RB) 5.00%, 09/15/25 (c)	17,865
	City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB)
1,000,000	4.00%, 05/15/30 (c)	1,217,991
1,400,000	5.00%, 05/15/31 (c)	1,862,033
500,000	5.00%, 05/15/31 (c)	671,338
405,000	City of Los Angeles, Solid Waste Resources, Series A (RB) 4.00%, 02/01/28 (c)	476,712
565,000	City of Los Angeles, Wastewater System, Series A (RB) 5.00%, 06/01/27 (c)	703,526
200,000	City of San Jose, Refunding, Libraries, Parks and Public Safety Projects, Series C (GO) (AGM) 5.00%, 03/01/29 (c)	258,996
20,000	Contra Costa Transportation Authority (RB) 5.00%, 03/01/25 (c)	23,338
250,000	Corona-Norco Unified School District, Series A (GO) 4.00%, 08/01/26 (c)	288,535
	County of Sacramento, Airport System, Series E (RB)
275,000	5.00%, 07/01/27	345,419
150,000	5.00%, 07/01/28 (c)	187,325
	County of Santa Clara, Series C (GO)
245,000	3.00%, 08/01/27 (c)	266,686
125,000	5.00%, 08/01/27 (c)	157,944
525,000	5.00%, 08/01/27 (c)	656,222
145,000	Desert Community College District (GO) 5.00%, 08/01/27 (c)	180,843
460,000	East Bay Municipal Utility District, Water System, Series A (RB) 5.00%, 06/01/27 (c)	574,075
	East Bay Municipal Utility District, Water System, Series B (RB)
220,000	5.00%, 06/01/27 (c)	275,568
145,000	5.00%, 06/01/27 (c)	183,252
2,590,000	East Side Union High School District, Series B (GO) (AGM) 3.00%, 08/01/27 (c)	2,816,337

See Notes to Financial Statements

55

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$1,070,000	Eastern Municipal Water District Financing Authority, Water and Wastewater, Series A (RB) 5.00%, 07/01/30 (c)	$1,423,063
	Eastern Municipal Water District Financing Authority, Water and Wastewater, Series B (RB)
560,000	5.00%, 07/01/26 (c)	680,089
145,000	5.00%, 07/01/26 (c)	176,259
	Eastern Municipal Water District, Water and Wastewater, Series A (RB)
625,000	5.00%, 07/01/26 (c)	759,028
250,000	5.00%, 07/01/26 (c)	303,188
435,000	5.00%, 07/01/26 (c)	529,022
25,000	5.00%, 07/01/26 (c)	30,574
100,000	5.00%, 07/01/26 (c)	121,898
250,000	El Camino Healthcare District (GO) 4.00%, 02/01/27 (c)	285,646
250,000	El Dorado Irrigation District, Series C (RB) 5.00%, 03/01/26 (c)	304,632
	Fontana Redevelopment Agency Successor Agency (TA)
205,000	5.00%, 10/01/26	253,487
760,000	5.00%, 10/01/27 (c)	944,741
220,000	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) 5.00%, 06/01/25 (c)	258,337
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1 (RB)
1,420,000	5.00%, 06/01/27 (c)	1,726,909
2,380,000	5.00%, 06/01/28 (c)	2,915,661
1,000,000	5.00%, 06/01/28 (c)	1,238,638
3,000,000	Kern High School District, Series A (GO) (AGM) 2.00%, 08/01/30 (c)	3,087,743
1,600,000	Kern High School District, Series C (GO) (AGM) 2.00%, 08/01/30 (c)	1,656,383
105,000	Long Beach Unified School District (GO) 5.00%, 08/01/26 (c)	129,513
	Los Angeles Community College District, Series A (GO)
175,000	5.00%, 08/01/24 (c)	202,128
265,000	5.00%, 08/01/24 (c)	306,079
330,000	5.00%, 08/01/24 (c)	381,155
170,000	Los Angeles Community College District, Series G (GO) 5.00%, 08/01/24 (c)	196,353
	Los Angeles Community College District, Series I (GO)
775,000	2.13%, 08/01/26 (c)	811,497
170,000	4.00%, 08/01/26 (c)	198,759
25,000	4.00%, 08/01/26	29,601
135,000	4.00%, 08/01/26 (c)	159,727
	Los Angeles Community College District, Series J (GO)
750,000	4.00%, 08/01/27 (c)	892,004
400,000	4.00%, 08/01/27 (c)	476,239
100,000	5.00%, 08/01/27 (c)	126,663
Principal Amount		Value

California: (continued)
	Los Angeles County Metropolitan Transportation Authority, Series A (RB)
$50,000	4.00%, 07/01/26 (c)	$58,015
820,000	5.00%, 07/01/25 (c)	979,150
165,000	5.00%, 06/01/26 (c)	201,855
375,000	5.00%, 06/01/26 (c)	459,183
115,000	5.00%, 06/01/26 (c)	141,140
795,000	5.00%, 07/01/27 (c)	1,000,998
285,000	5.00%, 07/01/27 (c)	360,989
435,000	Los Angeles County Public Works Financing Authority, Series B (RB) 5.00%, 12/01/25 (c)	522,200
450,000	Los Angeles County Public Works Financing Authority, Series E-1 (RB) 5.00%, 12/01/29 (c)	586,258
	Los Angeles Department of Water and Power, Series A (RB)
245,000	5.00%, 01/01/26 (c)	295,632
155,000	5.00%, 01/01/26 (c)	187,271
1,010,000	5.00%, 01/01/27 (c)	1,251,588
500,000	5.00%, 01/01/28 (c)	630,267
500,000	5.00%, 01/01/28 (c)	631,341
115,000	5.00%, 01/01/28 (c)	147,584
1,000,000	5.00%, 07/01/29	1,327,332
	Los Angeles Department of Water and Power, Series B (RB)
180,000	5.00%, 06/01/25 (c)	214,153
225,000	5.00%, 01/01/26 (c)	271,845
35,000	5.00%, 01/01/26 (c)	42,305
1,000,000	5.00%, 01/01/27 (c)	1,236,690
275,000	5.00%, 01/01/27 (c)	339,416
110,000	5.00%, 07/01/27	139,685
110,000	5.00%, 07/01/28 (c)	140,994
	Los Angeles Department of Water and Power, Series C (RB)
100,000	5.00%, 07/01/24 (c)	114,903
250,000	5.00%, 07/01/24 (c)	287,514
1,100,000	5.00%, 07/01/27 (c)	1,394,459
500,000	5.00%, 07/01/27 (c)	627,230
200,000	5.00%, 07/01/27 (c)	250,452
1,420,000	5.00%, 07/01/29 (c)	1,845,430
1,500,000	5.00%, 07/01/30 (c)	1,989,131
1,125,000	5.00%, 07/01/30 (c)	1,499,949
125,000	Los Angeles Department of Water and Power, Series D (RB) 5.00%, 07/01/28 (c)	159,214
	Los Angeles Unified School District, Series A (GO)
1,580,000	4.00%, 07/01/29 (c)	1,932,129
20,000	5.00%, 07/01/21 (c)	20,155
175,000	5.00%, 07/01/21 (c)	176,354
695,000	5.00%, 07/01/25 (c)	823,866
135,000	5.00%, 07/01/25 (c)	160,769
25,000	5.00%, 07/01/25 (c)	29,681
120,000	5.00%, 07/01/26	147,716
820,000	5.00%, 07/01/27	1,037,314
250,000	5.00%, 07/01/28	324,006
1,720,000	5.00%, 07/01/29 (c)	2,265,636

See Notes to Financial Statements

56

Principal Amount		Value

California: (continued)
	Los Angeles Unified School District, Series B (GO)
$270,000	2.00%, 07/01/26 (c)	$282,011
780,000	3.00%, 07/01/26 (c)	853,934
1,055,000	3.00%, 07/01/26 (c)	1,146,772
885,000	5.00%, 07/01/26 (c)	1,086,868
915,000	5.00%, 07/01/26 (c)	1,119,528
	Los Angeles Unified School District, Series B-1 (GO)
295,000	5.00%, 01/01/28 (c)	369,030
585,000	5.00%, 01/01/28 (c)	736,086
645,000	5.00%, 01/01/28 (c)	816,976
	Los Angeles Unified School District, Series C (GO)
1,880,000	3.00%, 07/01/30 (c)	2,099,439
2,000,000	4.00%, 07/01/30 (c)	2,458,028
	Los Angeles Unified School District, Series RYQ (GO)
1,000,000	4.00%, 07/01/30 (c)	1,223,038
3,675,000	5.00%, 07/01/29	4,867,740
	Metropolitan Water District of Southern California, Series A (RB)
1,005,000	2.50%, 07/01/27	1,102,460
100,000	5.00%, 01/01/26 (c)	119,392
100,000	Metropolitan Water District of Southern California, Series B (RB) 5.00%, 07/01/28 (c)	129,093
	Monterey Peninsula Community College District (GO)
730,000	0.00%, 02/01/26 (c) ^	576,274
865,000	0.00%, 02/01/26 (c) ^	710,375
865,000	0.00%, 02/01/26 (c) ^	737,697
200,000	Municipal Improvement Corp. of Los Angeles, Series A (RB) 5.00%, 11/01/26 (c)	243,660
	Municipal Improvement Corp. of Los Angeles, Series B (RB)
615,000	5.00%, 11/01/26 (c)	752,948
135,000	5.00%, 11/01/26 (c)	166,097
265,000	5.00%, 11/01/26 (c)	327,653
325,000	Norman Y Mineta San Jose International Airport (RB) 4.00%, 03/01/31 (c)	403,232
	Northern California Transmission Agency Project, Series A (RB)
40,000	5.00%, 05/01/26 (c)	48,501
45,000	5.00%, 05/01/26 (c)	54,704
	Oakland Unified School District (GO)
175,000	5.00%, 08/01/26 (c)	212,353
625,000	5.00%, 08/01/26 (c)	756,316
975,000	5.00%, 08/01/26 (c)	1,188,185
385,000	5.00%, 08/01/26 (c)	468,370
400,000	Oakland Unified School District, Series C (GO) 5.00%, 08/01/27 (c)	493,668
325,000	Palm Springs Unified School District (GO) 4.00%, 08/01/26 (c)	373,817

Principal Amount		Value

California: (continued)
	Palm Springs Unified School District, Series A (GO) (AGM)
$1,265,000	1.25%, 08/01/29 (c)	$1,231,723
4,000,000	1.25%, 08/01/29 (c)	3,960,064
3,000,000	1.50%, 08/01/29 (c)	2,918,940
2,500,000	1.50%, 08/01/29 (c)	2,459,812
3,000,000	1.75%, 08/01/29 (c)	2,983,569
	Palm Springs Unified School District, Series D (GO)
550,000	2.50%, 08/01/26 (c)	577,413
160,000	3.00%, 08/01/26 (c)	175,481
775,000	Palomar Health, Series B (GO) 5.00%, 08/01/26 (c)	914,228
260,000	Placentia-Yorba Linda Unified School District, Series A (CP) (AGM) 4.00%, 10/01/25 (c)	295,522
	Public Utilities Commission of the City and County of San Francisco, Wastewater Revenue, Series A (RB)
440,000	5.00%, 10/01/25 (c)	524,149
475,000	5.00%, 10/01/25 (c)	566,300
	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series A (RB)
100,000	4.00%, 11/01/26 (c)	117,440
230,000	5.00%, 05/01/25 (c)	271,541
1,215,000	5.00%, 11/01/26 (c)	1,482,418
25,000	5.00%, 11/01/26 (c)	30,608
170,000	5.00%, 11/01/26 (c)	210,400
	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series D (RB)
785,000	5.00%, 11/01/27 (c)	983,955
255,000	5.00%, 11/01/27 (c)	323,590
650,000	Regents of the University of California, Medical Center Pooled Revenue, Series L (RB) 5.00%, 05/15/26 (c)	781,974
	Regents of the University of California, Series AR (RB)
500,000	5.00%, 05/15/26 (c)	608,923
750,000	5.00%, 05/15/26 (c)	915,467
455,000	Regents of the University of California, Series K (RB) 5.00%, 05/15/26 (c)	554,372
170,000	Riverside Community College District (GO) 5.00%, 08/01/25 (c)	201,443
160,000	Riverside County Public Financing Authority, Project Area No. 1, Desert Communities and Interstate 215 Corridor Projects (TA) 3.00%, 10/01/25 (c)	168,215
730,000	Riverside County Transportation Commission, Series A (RB) 2.00%, 06/01/24 (c)	746,011
250,000	Riverside County Transportation Commission, Series B (RB) 5.00%, 12/01/27 (c)	315,405

See Notes to Financial Statements

57

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$125,000	Riverside Redevelopment Agency Successor Agency, Series A (AGM) (TA) 5.00%, 09/01/26	$154,045
	Sacramento City Financing Authority, Master Lease Program Facilities (RB)
110,000	5.00%, 12/01/25 (c)	132,272
210,000	5.00%, 12/01/25 (c)	253,577
	Sacramento County Sanitation Districts Financing Authority, Series A (RB)
170,000	5.00%, 06/01/24 (c)	194,276
250,000	5.00%, 06/01/24 (c)	284,462
1,000,000	Sacramento Municipal Utility District, Series D (RB) 5.00%, 08/15/28	1,298,017
	San Diego Association of Governments, South Bay Expressway, Series A (RB)
705,000	5.00%, 07/01/27 (c)	863,458
500,000	5.00%, 07/01/27 (c)	613,978
	San Diego Community College District (GO)
855,000	5.00%, 08/01/26 (c)	1,047,648
65,000	5.00%, 08/01/26 (c)	79,834
535,000	San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	682,781
	San Diego County Regional Airport Authority, Series B (RB)
1,295,000	5.00%, 07/01/30 (c)	1,679,305
2,075,000	5.00%, 07/01/30 (c)	2,714,034
1,630,000	5.00%, 07/01/30 (c)	2,151,900
	San Diego County Regional Transportation Commission, Series A (RB)
700,000	5.00%, 04/01/26 (c)	847,114
105,000	5.00%, 04/01/26 (c)	127,180
75,000	San Diego County Water Authority, Series A (RB) 5.00%, 05/01/25 (c)	88,775
2,000,000	San Diego County Water Authority, Series B (RB) 4.00%, 05/01/31 (c)	2,520,188
150,000	San Diego County, Edgemoor and RCS Refunding, Series A (CP) 5.00%, 10/15/24 (c)	173,126
	San Diego Public Facilities Financing Authority (RB)
365,000	5.00%, 10/15/25 (c)	432,119
445,000	5.00%, 10/15/25 (c)	526,081
150,000	5.00%, 10/15/25 (c)	178,081
410,000	5.00%, 10/15/25 (c)	486,032
	San Diego Public Facilities Financing Authority, Series A (RB)
210,000	5.00%, 05/15/26 (c)	256,564
135,000	5.00%, 05/15/26 (c)	165,311
185,000	San Diego Public Facilities Financing Authority, Series B (RB) 5.00%, 08/01/26	228,190
Principal Amount		Value

California: (continued)
$555,000	San Diego Regional Building Authority, Series A (RB) 5.00%, 10/15/25 (c)	$656,171
650,000	San Diego Unified School District, Series I (GO) 5.00%, 07/01/27 (c)	817,144
	San Diego Unified School District, Series R-5 (GO)
20,000	4.00%, 07/01/26 (c)	23,305
520,000	5.00%, 07/01/26 (c)	638,016
575,000	San Diego Unified School District, Series SR-1 (GO) 4.00%, 07/01/26 (c)	663,944
210,000	San Francisco Bay Area Rapid Transit District, Series D (GO) 5.00%, 08/01/25 (c)	249,912
	San Francisco Bay Area Rapid Transit District, Series F-1 (GO)
900,000	5.00%, 08/01/28	1,173,832
140,000	5.00%, 08/01/29 (c)	183,464
110,000	5.00%, 08/01/29 (c)	145,364
140,000	San Francisco Community College District (GO) 5.00%, 06/15/25	165,902
	San Francisco County Transportation Authority (RB)
135,000	3.00%, 02/01/27 (c)	148,447
500,000	3.00%, 02/01/27 (c)	541,716
105,000	4.00%, 02/01/27	125,208
325,000	4.00%, 02/01/27 (c)	382,068
2,000,000	San Francisco Unified School District, Series B (GO) 4.00%, 06/15/28 (c)	2,365,272
165,000	San Joaquin County Transportation Authority (RB) 5.00%, 03/01/27 (c)	203,551
	San Joaquin County, Administration Building Project (CP) (AGM)
520,000	5.00%, 11/15/27 (c)	655,511
500,000	5.00%, 11/15/27 (c)	635,448
25,000	San Joaquin Delta Community College District, Series A (GO) 5.00%, 08/01/25 (c)	29,636
230,000	San Jose Redevelopment Agency, Series A (TA) 5.00%, 08/01/27 (c)	282,302
	San Marcos Unified School District (GO)
400,000	4.00%, 08/01/27 (c)	468,044
350,000	5.00%, 08/01/27 (c)	435,543
515,000	5.00%, 08/01/27 (c)	644,104
360,000	5.00%, 08/01/27 (c)	449,923
770,000	San Mateo Union High School District, Series C (GO) 4.00%, 09/01/26 (c)	896,454
	Santa Clara County Financing Authority, Multiple Facilities Projects, Series Q (RB)
400,000	4.00%, 05/15/25 (c)	449,202
760,000	4.00%, 05/15/25 (c)	855,406

See Notes to Financial Statements

58

Principal Amount		Value

California: (continued)
	Santa Clara Unified School District (GO)
$1,535,000	3.00%, 07/01/26 (c)	$1,662,922
100,000	3.00%, 07/01/26 (c)	108,744
25,000	Santa Clara Valley Water District, Series A (RB) 5.00%, 12/01/25 (c)	29,986
500,000	Sequoia Union High School District (GO) 3.00%, 07/01/26 (c)	546,868
100,000	Southern California Public Power Authority, Milford Wind Corridor Phase I Project (RB) 5.00%, 07/01/29	132,641
	State of California, Department of Water Resources, Central Valley Project, Series AW (RB)
275,000	5.00%, 12/01/26 (c)	338,772
50,000	5.00%, 12/01/26 (c)	61,841
	State of California, Department of Water Resources, Central Valley Project, Series AX (RB)
100,000	5.00%, 12/01/27 (c)	127,113
915,000	5.00%, 12/01/27 (c)	1,165,063
365,000	State of California, Department of Water Resources, Central Valley Project, Series BA (RB) (AGM) 5.00%, 06/01/29 (c)	477,483
10,000	State of California, Series CL (GO) 3.75%, 12/01/24 (c)	10,340
	State of California, Various Purpose (GO)
400,000	2.00%, 09/01/26 (c)	426,127
150,000	3.00%, 09/01/26 (c)	161,057
350,000	3.00%, 10/01/29 (c)	388,236
1,575,000	3.13%, 04/01/29 (c)	1,772,184
605,000	3.50%, 08/01/27	710,728
130,000	4.00%, 08/01/26 (c)	150,756
700,000	4.00%, 08/01/26 (c)	812,955
2,110,000	4.00%, 09/01/26 (c)	2,463,395
600,000	4.00%, 11/01/27	726,672
100,000	4.00%, 11/01/27 (c)	119,154
2,000,000	4.00%, 03/01/29	2,472,619
9,500,000	4.00%, 03/01/30 (c)	11,534,151
2,000,000	4.00%, 03/01/30 (c)	2,420,316
3,445,000	4.00%, 11/01/30 (c)	4,258,115
345,000	5.00%, 09/01/23 (c)	383,190
500,000	5.00%, 04/01/24 (c)	565,170
30,000	5.00%, 09/01/25 (c)	35,942
1,075,000	5.00%, 04/01/26 (c)	1,303,245
1,050,000	5.00%, 08/01/26 (c)	1,293,295
955,000	5.00%, 08/01/26 (c)	1,172,395
600,000	5.00%, 08/01/26 (c)	732,763
150,000	5.00%, 08/01/26 (c)	184,320
1,165,000	5.00%, 08/01/26 (c)	1,430,199
115,000	5.00%, 08/01/26 (c)	139,389
190,000	5.00%, 08/01/26 (c)	230,839
510,000	5.00%, 08/01/26 (c)	625,504
915,000	5.00%, 08/01/26 (c)	1,115,355
185,000	5.00%, 08/01/26 (c)	227,866
390,000	5.00%, 09/01/26 (c)	476,491
1,615,000	5.00%, 09/01/26 (c)	1,981,689

Principal Amount		Value

California: (continued)
$2,260,000	5.00%, 09/01/26 (c)	$2,767,827
320,000	5.00%, 09/01/26 (c)	392,657
770,000	5.00%, 09/01/26 (c)	948,462
150,000	5.00%, 09/01/26 (c)	184,765
250,000	5.00%, 09/01/26 (c)	307,352
1,000,000	5.00%, 09/01/26 (c)	1,230,587
125,000	5.00%, 09/01/26 (c)	153,676
2,000,000	5.00%, 09/01/26 (c)	2,461,175
1,920,000	5.00%, 08/01/27 (c)	2,417,991
3,395,000	5.00%, 08/01/27 (c)	4,283,603
950,000	5.00%, 08/01/27 (c)	1,189,465
285,000	5.00%, 10/01/27	362,476
2,645,000	5.00%, 11/01/27 (c)	3,327,228
1,000,000	5.00%, 11/01/27 (c)	1,267,385
2,480,000	5.00%, 11/01/27 (c)	3,148,867
1,020,000	5.00%, 11/01/27 (c)	1,285,892
2,000,000	5.00%, 11/01/27	2,549,077
710,000	5.00%, 04/01/28	912,562
2,445,000	5.00%, 08/01/28 (c)	3,111,142
275,000	5.00%, 08/01/28 (c)	353,753
750,000	5.00%, 08/01/28	971,440
300,000	5.00%, 10/01/28 (c)	388,964
400,000	5.00%, 11/01/28	520,997
150,000	5.00%, 04/01/29 (c)	194,840
3,500,000	5.00%, 04/01/29 (c)	4,514,584
1,735,000	5.00%, 04/01/29	2,279,912
2,340,000	5.00%, 10/01/29 (c)	3,091,547
1,000,000	5.00%, 10/01/29	1,327,524
3,000,000	5.00%, 10/01/29 (c)	3,955,076
2,590,000	5.00%, 04/01/30	3,466,013
1,000,000	5.00%, 11/01/30	1,354,632
1,610,000	5.00%, 11/01/30 (c)	2,144,861
380,000	5.00%, 04/01/31	518,729
3,500,000	5.00%, 04/01/32	4,855,711
	Stockton Unified School District (GO)
100,000	5.00%, 02/01/26 (c)	119,736
100,000	5.00%, 02/01/26 (c)	120,357
335,000	Successor Agency to the Redevelopment Agency of the City of San Diego, Series A (TA) 5.00%, 09/01/25 (c)	398,874
	Trustees of the California State University, Series A (RB)
250,000	4.00%, 05/01/26 (c)	293,015
410,000	5.00%, 05/01/26 (c)	497,850
750,000	5.00%, 05/01/26 (c)	905,366
830,000	5.00%, 05/01/26 (c)	1,011,037
	Tuolumne Wind Project Authority, Series A (RB)
405,000	5.00%, 01/01/27 (c)	502,915
125,000	5.00%, 01/01/27	156,454
	Turlock Irrigation District (RB)
500,000	5.00%, 01/01/30 (c)	648,897
1,000,000	5.00%, 01/01/30 (c)	1,305,485
130,000	University of California, Series AO (RB) 5.00%, 05/15/25 (c)	153,967
10,000	University of California, Series AR (RB) 5.00%, 05/15/26 (c)	12,195
385,000	University of California, Series AY (RB) 5.00%, 05/15/27 (c)	482,305

See Notes to Financial Statements

59

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	University of California, Series AZ (RB)
$310,000	5.00%, 05/15/28 (c)	$395,273
275,000	5.00%, 05/15/28 (c)	354,563
1,500,000	University of California, Series BE (RB) 5.00%, 05/15/30 (c)	1,989,543
1,170,000	University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,478,847
	West Basin Municipal Water District, Series A (RB)
155,000	5.00%, 02/01/26 (c)	187,119
100,000	5.00%, 02/01/26 (c)	121,035
20,000	West Contra Costa Unified School District, Series A (GO) 5.00%, 08/01/25 (c)	23,617
		293,812,391
Colorado: 1.6%
250,000	Adams 12 Five Star Schools, Series B (GO) 5.00%, 12/15/26 (c)	309,533
540,000	Adams and Arapahoe Joint School District No. 28J, Series A (GO) (SAW) 5.00%, 12/01/26 (c)	664,893
	Board of Governors of Colorado State University System (RB)
935,000	5.00%, 03/01/28 (c)	1,171,552
510,000	5.00%, 03/01/28 (c)	648,515
1,050,000	Boulder Valley School District No. RE-2, Series B (GO) (SAW) 4.00%, 06/01/27 (c)	1,251,046
1,000,000	Cherry Creek School District No. 5 (GO) (SAW) 5.00%, 12/15/25 (c)	1,198,880
150,000	City and County of Denver, Series A (RB) 5.00%, 08/01/26 (c)	183,277
200,000	City and County of Denver, Series A-2 (RB) 0.00%, 08/01/26 (c) ^	134,087
	City of Aurora, Water Revenue, First Lien (RB)
1,015,000	5.00%, 08/01/26 (c)	1,236,083
500,000	5.00%, 08/01/26 (c)	610,348
	City of Colorado Springs, Utilities System, Series A-1 (RB)
100,000	5.00%, 11/15/27 (c)	125,784
120,000	5.00%, 11/15/27 (c)	151,439
110,000	5.00%, 11/15/27 (c)	139,464
545,000	Colorado Health Facilities Authority, Adventist Health System, Series B (RB) 5.00%, 05/15/26 (c)	651,244
155,000	Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 5.00%, 08/01/29 (c)	194,604
115,000	Colorado Higher Education, Series A (CP) 5.00%, 11/01/26	141,281
2,000,000	Denver City and County School District No. 1 (GO) (SAW) 4.00%, 12/01/30 (c)	2,470,131
Principal Amount		Value

Colorado: (continued)
	Denver Convention Center Hotel Authority (RB)
$680,000	5.00%, 12/01/26 (c)	$791,186
570,000	5.00%, 12/01/26 (c)	677,385
250,000	5.00%, 12/01/26 (c)	299,117
295,000	El Paso County School District No. 20 (GO) (SAW) 5.00%, 12/15/26 (c)	363,602
1,110,000	Jefferson County School District R-1 (GO) 5.00%, 12/15/28 (c)	1,437,474
	Mesa County Valley School District No. 51 (GO) (SAW)
500,000	5.00%, 12/01/27 (c)	631,756
500,000	5.00%, 12/01/27 (c)	634,635
200,000	5.25%, 12/01/27 (c)	255,110
500,000	Pueblo City Schools (GO) (SAW) 3.00%, 12/15/29 (c)	561,540
	Regents of the University of Colorado, Series B-1 (RB)
600,000	2.75%, 06/01/26 (c)	648,723
1,000,000	4.00%, 06/01/26 (c)	1,137,534
540,000	4.00%, 06/01/26 (c)	615,685
1,000,000	Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series A (RB) 4.00%, 07/15/39	1,306,150
	Regional Transportation District, Series B (RB)
1,995,000	5.00%, 11/01/27 (c)	2,473,686
100,000	5.00%, 11/01/27 (c)	124,247
410,000	State of Colorado, Series K (CP) 5.00%, 03/15/27 (c)	499,835
190,000	State of Colorado, Series M (CP) 5.00%, 03/15/28 (c)	238,664
	University of Colorado, Series A-2 (RB)
800,000	3.00%, 06/01/24 (c)	837,193
500,000	4.00%, 06/01/28 (c)	589,403
250,000	5.00%, 06/01/27	314,705
155,000	5.00%, 06/01/28	199,630
860,000	University of Colorado, Series B-1 (RB) 2.25%, 06/01/26 (c)	921,087
1,480,000	Weld County School District No. 6 (GO) (SAW) 5.00%, 12/01/29 (c)	1,932,338
		28,772,846
Connecticut: 2.1%
160,000	City of Hartford, Series C (GO) (AGM) 4.00%, 07/15/25 (c)	178,951
	Connecticut Housing Finance Authority, Series A-1 (RB)
260,000	2.88%, 05/15/25 (c)	273,773
270,000	3.65%, 11/15/26 (c)	293,926
110,000	3.88%, 11/15/26 (c)	120,748
500,000	Connecticut Housing Finance Authority, Series D-1 (RB) 3.20%, 11/15/26 (c)	537,460
200,000	Connecticut Housing Finance Authority, Series F-1 (RB) 3.05%, 05/15/26 (c)	212,442

See Notes to Financial Statements

60

Principal Amount		Value

Connecticut: (continued)
$335,000	Connecticut State Health and Educational Facilities Authority, Hardford Health Issue, Series A (RB) (SD CRED PROG) 5.00%, 01/01/30 (c)	$420,448
	Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB)
525,000	4.00%, 07/01/29 (c)	602,256
315,000	4.00%, 07/01/29 (c)	362,343
2,200,000	5.00%, 07/01/29 (c)	2,761,671
1,000,000	Connecticut State Health and Educational Facilities Authority, Yale University Issue, Series B-1 (RB) (AGM) 5.00%, 07/01/29	1,325,480
	South Central Connecticut Regional Water Authority, Series B (RB)
310,000	4.00%, 08/01/26 (c)	350,986
500,000	4.00%, 08/01/26 (c)	566,919
25,000	5.00%, 08/01/26 (c)	30,460
250,000	State of Connecticut, Health & Educational Facilities Authority, Series F (RB) 4.00%, 07/01/26 (c)	268,915
	State of Connecticut, Series A (GO)
1,000,000	3.00%, 01/15/31 (c)	1,114,282
1,655,000	4.00%, 01/15/31	2,058,065
680,000	5.00%, 04/15/27 (c)	840,861
350,000	5.00%, 05/01/27 (c)	430,992
1,000,000	5.00%, 04/15/28 (c)	1,240,577
1,000,000	5.00%, 04/15/29	1,310,619
	State of Connecticut, Series B (GO)
785,000	5.00%, 04/15/27	983,763
135,000	5.00%, 04/15/27	169,182
	State of Connecticut, Series C (GO)
1,205,000	4.00%, 06/15/28 (c)	1,404,603
850,000	4.00%, 06/01/30 (c)	1,023,158
710,000	State of Connecticut, Series D (GO) 4.00%, 08/15/26 (c)	813,011
	State of Connecticut, Series E (GO)
395,000	3.00%, 10/15/26 (c)	428,735
400,000	5.00%, 09/15/27	506,723
1,335,000	5.00%, 09/15/28 (c)	1,706,225
	State of Connecticut, Special Tax Obligation, Series A (RB)
785,000	4.00%, 09/01/26 (c)	896,734
200,000	5.00%, 09/01/26 (c)	240,297
475,000	5.00%, 09/01/26 (c)	573,166
190,000	5.00%, 01/01/28 (c)	236,094
2,000,000	5.00%, 05/01/30 (c)	2,586,578
	State of Connecticut, Special Tax Obligation, Series B (RB)
335,000	5.00%, 09/01/26 (c)	408,706
275,000	5.00%, 09/01/26 (c)	337,116
1,025,000	5.00%, 10/01/28	1,324,929
	State of Connecticut, State Revolving Fund, Series A (RB)
1,000,000	5.00%, 05/01/27 (c)	1,233,068
275,000	5.00%, 02/01/29 (c)	352,742

Principal Amount		Value

Connecticut: (continued)
	University of Connecticut, Series A (RB)
$210,000	3.00%, 03/15/26 (c)	$224,839
265,000	5.00%, 03/15/26 (c)	317,028
380,000	5.00%, 03/15/26 (c)	455,712
280,000	5.00%, 03/15/26 (c)	336,457
435,000	5.00%, 03/15/26 (c)	521,647
745,000	5.00%, 01/15/27 (c)	913,146
335,000	5.00%, 01/15/27 (c)	411,792
460,000	5.00%, 01/15/27	569,091
1,000,000	5.00%, 04/15/28 (c)	1,265,869
500,000	5.00%, 11/01/28 (c)	628,123
730,000	5.00%, 11/01/28 (c)	921,180
		37,091,888
Delaware: 0.5%
180,000	Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Series A (RB) 3.00%, 07/01/27 (c)	195,900
	State of Delaware (GO)
1,000,000	2.00%, 02/01/31 (c)	1,036,890
1,000,000	2.00%, 02/01/31 (c)	1,033,437
1,000,000	3.00%, 02/01/31 (c)	1,161,798
505,000	3.13%, 03/01/27 (c)	558,438
500,000	4.00%, 03/01/27 (c)	587,492
	State of Delaware, Series A (GO)
650,000	2.00%, 01/01/30 (c)	669,667
500,000	5.00%, 02/01/28	643,128
500,000	5.00%, 02/01/28 (c)	634,585
810,000	5.00%, 10/01/28	1,058,506
1,000,000	5.00%, 01/01/30 (c)	1,332,556
		8,912,397
District of Columbia: 1.6%
2,250,000	District of Columbia (RB) (SAW) 5.00%, 12/01/29 (c)	2,903,323
	District of Columbia, Georgetown University Issue (RB)
645,000	5.00%, 04/01/27 (c)	773,848
105,000	5.00%, 04/01/27 (c)	127,732
	District of Columbia, Series A (GO)
250,000	5.00%, 06/01/26 (c)	302,352
290,000	5.00%, 06/01/26 (c)	350,247
210,000	5.00%, 06/01/26 (c)	255,143
30,000	5.00%, 06/01/26 (c)	36,349
2,500,000	5.00%, 06/01/27 (c)	3,097,583
580,000	5.00%, 06/01/27 (c)	719,172
170,000	5.00%, 06/01/27 (c)	210,900
750,000	5.00%, 06/01/28 (c)	946,255
1,000,000	5.00%, 09/01/29 (c)	1,297,360
	District of Columbia, Series C (RB)
225,000	5.00%, 10/01/27	286,489
1,000,000	5.00%, 05/01/30 (c)	1,314,242
250,000	5.00%, 05/01/30	336,595
	District of Columbia, Series D (GO)
500,000	4.00%, 06/01/27 (c)	583,428
125,000	5.00%, 12/01/26 (c)	155,689
20,000	5.00%, 12/01/26 (c)	24,613
160,000	5.00%, 12/01/26 (c)	197,695
1,500,000	5.00%, 06/01/27 (c)	1,885,505

See Notes to Financial Statements

61

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

District of Columbia: (continued)
$500,000	5.00%, 06/01/27 (c)	$620,294
25,000	District of Columbia, Series E (GO) 5.00%, 12/01/26 (c)	30,767
560,000	Metropolitan Washington Airports Authority, Airport System, Series B (RB) 5.00%, 10/01/28	727,122
	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B (RB)
250,000	4.00%, 10/01/29 (c)	293,252
250,000	4.00%, 10/01/29 (c)	294,368
2,545,000	Washington Convention and Sports Authority, Senior Lien, Series A (RB) 5.00%, 10/01/27 (c)	3,138,603
	Washington Metropolitan Area Transit Authority (RB)
175,000	5.00%, 07/01/27 (c)	219,373
275,000	5.00%, 07/01/27	345,796
	Washington Metropolitan Area Transit Authority, Series A-1 (RB)
140,000	5.00%, 07/01/27 (c)	173,228
330,000	5.00%, 07/01/27	414,956
	Washington Metropolitan Area Transit Authority, Series A-2 (RB)
810,000	5.00%, 07/01/27 (c)	994,642
550,000	5.00%, 07/01/27 (c)	676,924
300,000	5.00%, 07/01/27 (c)	370,220
	Washington Metropolitan Area Transit Authority, Series B (RB)
1,205,000	5.00%, 07/01/27 (c)	1,483,079
880,000	5.00%, 07/01/27 (c)	1,080,599
650,000	5.00%, 07/01/27 (c)	804,273
240,000	5.00%, 07/01/27	301,786
555,000	5.00%, 07/01/27 (c)	689,150
		28,462,952
Florida: 4.4%
490,000	Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinics, Inc., Series B-1 (RB) 5.00%, 12/01/29 (c)	625,006
520,000	Central Florida Expressway Authority (RB) 3.00%, 07/01/27 (c)	564,296
	Central Florida Expressway Authority, Series A (RB)
815,000	3.00%, 07/01/26 (c)	882,073
395,000	3.25%, 07/01/26 (c)	425,009
175,000	City of Cape Coral, Water and Sewer (RB) 5.00%, 10/01/27 (c)	219,252
	City of Gainesville, Utilities System, Series A (RB)
500,000	5.00%, 10/01/27 (c)	623,106
195,000	5.00%, 10/01/27 (c)	243,497
	City of Jacksonville, Series A (RB)
1,095,000	5.00%, 10/01/29 (c)	1,437,519
1,000,000	5.00%, 10/01/29	1,316,179
	City of Jacksonville, Series B (RB)
250,000	5.00%, 10/01/26 (c)	307,481
585,000	5.00%, 10/01/27	737,746

Principal Amount		Value

Florida: (continued)
$210,000	City of Jacksonville, Transportation Revenue (RB) 5.00%, 10/01/25 (c)	$249,657
540,000	City of Lakeland, Lakeland Regional Health System (RB) 5.00%, 11/15/26 (c)	653,903
560,000	City of Orlando, Senior Tourist Development Tax, 6th Cent Contract Payments, Series A (RB) (AGM) 5.00%, 11/01/27 (c)	691,777
	City of Port St. Lucie, Utility System (RB)
500,000	4.00%, 09/01/26 (c)	581,514
585,000	5.00%, 09/01/26 (c)	716,107
	County of Miami-Dade (RB)
565,000	0.00%, 10/01/26 (c) ^	441,358
400,000	0.00%, 10/01/26 (c) ^	299,352
640,000	5.00%, 10/01/26	780,678
690,000	5.00%, 10/01/26 (c)	841,717
510,000	5.00%, 10/01/26 (c)	625,588
1,115,000	5.00%, 10/01/26 (c)	1,362,318
	County of Miami-Dade, Aviation Revenue, Series A (RB)
750,000	5.00%, 10/01/26 (c)	899,516
460,000	5.00%, 10/01/26 (c)	558,335
100,000	5.00%, 10/01/26 (c)	121,769
	County of Miami-Dade, Building Better Communities Program, Series A (GO) (SAW)
1,600,000	4.00%, 07/01/30 (c)	1,957,163
100,000	5.00%, 07/01/25 (c)	118,315
555,000	5.00%, 07/01/26 (c)	671,825
520,000	5.00%, 07/01/26 (c)	633,573
100,000	5.00%, 07/01/26 (c)	122,925
280,000	5.00%, 07/01/26 (c)	339,570
	County of Miami-Dade, Capital Asset Acquisition, Series B (RB)
260,000	3.13%, 04/01/26 (c)	278,804
520,000	5.00%, 04/01/26 (c)	629,565
1,000,000	County of Miami-Dade, Expressway Authority Toll System, Series 4B (RB) 5.00%, 07/01/24 (c)	1,138,160
	County of Miami-Dade, Expressway Authority Toll System, Series A (RB)
25,000	5.00%, 07/01/26 (c)	30,024
105,000	5.00%, 07/01/26 (c)	126,512
250,000	County of Miami-Dade, Florida Transit System (RB) 4.00%, 07/01/26 (c)	288,915
2,000,000	County of Miami-Dade, Public Health Trust Program, Series A (GO) 5.00%, 07/01/30 (c)	2,561,231
	County of Miami-Dade, Water and Sewer System (RB)
800,000	5.00%, 10/01/27 (c)	1,016,526
3,500,000	5.00%, 04/01/31 (c)	4,736,779
	County of Miami-Dade, Water and Sewer System, Series B (RB)
370,000	3.00%, 10/01/27 (c)	402,583
605,000	5.00%, 10/01/25 (c)	718,961

See Notes to Financial Statements

62

Principal Amount		Value

Florida: (continued)
	County of Orange, Water and Wastewater Utility System (RB)
$1,000,000	5.00%, 10/01/30 (c)	$1,332,307
1,000,000	5.00%, 10/01/30 (c)	1,333,361
125,000	Florida Department of Environmental Protection, Series A (RB) 5.00%, 07/01/27	157,094
	Florida Department of Management Services, Series A (CP)
105,000	5.00%, 08/01/25	124,810
425,000	5.00%, 09/01/27 (c)	537,677
175,000	5.00%, 11/01/27	221,519
500,000	Florida Higher Educational Facilities Financial Authority, Nova Southeastern University Project (RB) 5.00%, 04/01/26 (c)	573,048
	Florida Housing Finance Corp., Series 1 (RB)
245,000	3.25%, 01/01/27 (c)	261,474
445,000	3.60%, 01/01/27 (c)	475,443
	Florida Housing Finance Corp., Series 2 (RB)
1,000,000	2.10%, 01/01/30 (c)	1,023,690
375,000	3.20%, 07/01/25 (c)	390,022
	Florida Municipal Power Agency, All-Requirements Power Supply, Series A (RB)
635,000	3.00%, 10/01/26 (c)	678,615
125,000	5.00%, 10/01/26 (c)	152,389
195,000	5.00%, 10/01/26 (c)	237,921
470,000	5.00%, 10/01/27	593,054
	Hernando County School District, Series A (CP) (AGM)
245,000	3.00%, 07/01/26 (c)	260,358
450,000	3.00%, 07/01/26 (c)	479,405
470,000	3.00%, 07/01/26 (c)	501,412
	JEA Electric System, Series B (RB)
175,000	3.38%, 10/01/22 (c)	178,812
885,000	5.00%, 10/01/27 (c)	1,093,331
	JEA Electric System, Series Three B (RB)
850,000	5.00%, 10/01/27 (c)	1,061,331
610,000	5.00%, 10/01/27 (c)	764,978
650,000	5.00%, 10/01/27	818,792
605,000	Lee Memorial Health System, Series A-1 (RB) 5.00%, 04/01/29 (c)	760,480
160,000	Manatee County School District (RB) (AGM) 5.00%, 04/01/27 (c)	197,666
	Miami Beach Redevelopment Agency, City Center and Historical Convention Village, Series A (TA)
815,000	5.00%, 02/01/24 (c)	913,124
610,000	5.00%, 02/01/24 (c)	682,555
860,000	5.00%, 02/01/24 (c)	964,544
640,000	5.00%, 02/01/24 (c)	720,044
145,000	5.00%, 02/01/24 (c)	162,881
Principal Amount		Value

Florida: (continued)
	Miami Beach Redevelopment Agency, City Center and Historical Convention Village, Series B (TA)
$355,000	5.00%, 02/01/24 (c)	$396,915
320,000	5.00%, 02/01/24 (c)	358,248
425,000	5.00%, 02/01/24 (c)	476,169
420,000	Orange County Health Facilities Authority (RB) 5.00%, 08/01/23 (c)	464,179
410,000	Orange County School Board, Series C (CP) 5.00%, 08/01/26 (c)	495,081
310,000	Orange County School Board, Series D (CP) 5.00%, 08/01/25 (c)	365,196
	Orange County, Tourist Development Tax (RB)
100,000	5.00%, 10/01/25 (c)	117,745
190,000	5.00%, 10/01/26	233,458
360,000	5.00%, 10/01/27	453,229
280,000	5.00%, 10/01/29	365,125
490,000	5.00%, 10/01/30	648,195
500,000	Orange County, Tourist Development Tax, Series B (RB) 5.00%, 10/01/26 (c)	605,430
120,000	Orlando Utilities Commission, Series A (RB) 5.00%, 10/01/27 (c)	150,183
350,000	Palm Beach County Health Facilities Authority, Act Retirement - Life Communities, Inc. (RB) 5.00%, 11/15/26 (c)	413,557
	Palm Beach County School Board, Series A (CP)
120,000	5.00%, 08/01/27	151,213
275,000	5.00%, 08/01/30 (c)	361,466
695,000	Palm Beach County School Board, Series C (CP) 5.00%, 08/01/28 (c)	887,611
1,000,000	Pasco County School Board, Series C (CP) (AGM) 5.00%, 08/01/30 (c)	1,283,405
	Polk County School District (RB)
100,000	5.00%, 10/01/29 (c)	131,272
1,000,000	5.00%, 10/01/29 (c)	1,320,230
175,000	Reedy Creek Improvement District, Series A (GO) 5.00%, 06/01/27 (c)	218,259
125,000	School Board of Miami-Dade County (GO) 3.25%, 03/15/27 (c)	135,999
720,000	School Board of Miami-Dade County, Series B (CP) (AGM) 5.00%, 05/01/25 (c)	843,172
	School Board of Miami-Dade County, Series C (CP)
540,000	3.25%, 06/01/21 (c)	540,662
265,000	3.25%, 06/01/21 (c)	265,337

See Notes to Financial Statements

63

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
	School Board of Miami-Dade County, Series D (CP)
$265,000	5.00%, 02/01/26 (c)	$317,711
165,000	5.00%, 02/01/26	198,418
200,000	School District of Broward County, Series A (CP) 5.00%, 07/01/26 (c)	240,082
	South Broward Hospital District (RB)
500,000	4.00%, 05/01/26 (c)	557,740
435,000	5.00%, 05/01/26 (c)	519,881
	South Miami Health Facilities Authority (RB)
800,000	5.00%, 08/15/27 (c)	980,151
710,000	5.00%, 08/15/27 (c)	880,271
	State of Florida, Board of Education, Public Education Capital Outlay, Series A (GO)
650,000	4.00%, 06/01/28 (c)	780,466
815,000	5.00%, 06/01/25 (c)	967,087
795,000	5.00%, 06/01/28 (c)	1,020,422
400,000	State of Florida, Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/27 (c)	504,704
	State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AMBAC)
510,000	3.00%, 06/01/29 (c)	580,040
500,000	4.00%, 06/01/26 (c)	580,661
725,000	4.00%, 06/01/26 (c)	840,532
780,000	4.00%, 06/01/27 (c)	917,569
585,000	5.00%, 06/01/27	738,797
145,000	5.00%, 06/01/28 (c)	186,878
	State of Florida, Board of Education, Public Education Capital Outlay, Series D (GO)
10,000	5.00%, 06/01/26 (c)	12,194
105,000	5.00%, 06/01/28	135,986
590,000	State of Florida, Board of Education, Public Education Capital Outlay, Series E (GO) 2.38%, 06/01/26 (c)	624,022
135,000	State of Florida, Board of Education, Public Education Capital Outlay, Series F (GO) 5.00%, 06/01/26 (c)	164,624
1,000,000	State of Florida, Department of Transportation Financing Corp. (RB) 3.00%, 07/01/30 (c)	1,140,471
115,000	State of Florida, Department of Transportation Financing Corp., Series B (RB) 5.00%, 07/01/28 (c)	146,489
880,000	State of Florida, Department of Transportation, Federal Highway Reimbursement, Series A (RB) 5.00%, 07/01/30	1,170,123
Principal Amount		Value

Florida: (continued)
	State of Florida, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series A (GO)
$600,000	3.00%, 07/01/27 (c)	$654,431
555,000	3.00%, 07/01/27 (c)	616,232
40,000	5.00%, 07/01/26 (c)	49,538
750,000	State of Florida, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B (GO) 5.00%, 07/01/28 (c)	973,905
580,000	State of Florida, Department of Transportation, Turnpike, Series A (RB) 5.00%, 07/01/28 (c)	740,596
555,000	State of Florida, Department of Transportation, Turnpike, Series B (RB) 2.63%, 07/01/25 (c)	598,027
740,000	State of Florida, Department of Transportation, Turnpike, Series C (RB) 5.00%, 07/01/26 (c)	899,526
280,000	Volusia County School Board, Master Lease Program, Series B (CP) 5.00%, 08/01/24 (c)	320,375
		80,367,606
Georgia: 2.1%
420,000	Augusta, Water and Sewer (RB) 3.00%, 10/01/27 (c)	462,223
500,000	City of Atlanta, Airport Passenger Facility Charge (RB) 5.00%, 07/01/29 (c)	637,286
200,000	City of Atlanta, Water and Wastewater (RB) 4.00%, 11/01/29 (c)	243,516
250,000	Clarke County Hospital Authority, Series A (RB) 5.00%, 07/01/26 (c)	300,574
750,000	Cobb County Kennestone Hospital Authority, Series A (RB) 5.00%, 04/01/27 (c)	905,869
3,000,000	County of Fulton, Water and Sewerage, Series A (RB) 3.00%, 01/01/30 (c)	3,370,151
	Forsyth County School District (GO)
1,000,000	5.00%, 02/01/28 (c)	1,260,184
1,000,000	5.00%, 02/01/28 (c)	1,275,179
1,045,000	5.00%, 02/01/29	1,373,001
	Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB)
225,000	5.00%, 02/15/27 (c)	270,528
100,000	5.00%, 02/15/27 (c)	122,070
925,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 2.90%, 12/01/25 (c)	976,390

See Notes to Financial Statements

64

Principal Amount		Value

Georgia: (continued)
	Georgia State Road and Tollway Authority (RB)
$2,000,000	5.00%, 06/01/30 (c)	$2,661,945
2,550,000	5.00%, 06/01/30 (c)	3,406,583
500,000	Georgia State Road and Tollway Authority, Highway Grant Anticipation (RB) 5.00%, 06/01/28	644,366
200,000	Municipal Electric Authority of Georgia, Series A (RB) 5.00%, 07/01/26 (c)	240,766
500,000	Private Colleges and Universities Authority, Emory University, Series A (RB) 5.00%, 09/01/29 (c)	650,030
350,000	Private Colleges and Universities Authority, Emory University, Series B (RB) 4.00%, 09/01/30 (c)	427,503
	Richmond County Hospital Authority, University Health Services, Inc. Project (RB)
345,000	3.00%, 07/01/26 (c)	368,500
835,000	5.00%, 07/01/26 (c)	1,018,200
375,000	5.00%, 07/01/26 (c)	450,244
250,000	5.00%, 07/01/26 (c)	303,629
	State of Georgia, Series A (GO)
985,000	2.50%, 02/01/26 (c)	1,033,039
935,000	4.00%, 08/01/30 (c)	1,165,520
680,000	5.00%, 02/01/26 (c)	818,988
125,000	5.00%, 02/01/26	152,081
150,000	5.00%, 02/01/27 (c)	186,437
1,200,000	5.00%, 02/01/27 (c)	1,479,825
350,000	5.00%, 02/01/27 (c)	433,905
2,815,000	5.00%, 08/01/28	3,657,633
2,500,000	5.00%, 08/01/29	3,319,418
	State of Georgia, Series C (GO)
3,000,000	5.00%, 07/01/27 (c)	3,768,030
130,000	5.00%, 07/01/27	164,722
		37,548,335
Hawaii: 1.1%
	City and County of Honolulu, Rail Transit Project, Series B (GO)
1,275,000	5.00%, 03/01/30 (c)	1,691,457
350,000	5.00%, 03/01/30	467,663
1,015,000	City and County of Honolulu, Series B (GO) 5.00%, 09/01/27 (c)	1,258,912
	City and County of Honolulu, Series C (GO)
750,000	4.00%, 08/01/29 (c)	900,078
120,000	4.00%, 08/01/29 (c)	144,966
1,000,000	5.00%, 10/01/29	1,325,625
	City and County of Honolulu, Wastewater System, Series A (RB)
970,000	4.00%, 07/01/26 (c)	1,107,940
1,015,000	5.00%, 07/01/26 (c)	1,228,082
Principal Amount		Value

Hawaii: (continued)
	City and County of Honolulu, Wastewater System, Series B (RB)
$100,000	4.00%, 07/01/26 (c)	$113,994
395,000	5.00%, 07/01/29 (c)	515,445
175,000	State of Hawaii, Department of Budget and Finance, Series A (RB) 5.00%, 07/01/25	207,051
295,000	State of Hawaii, Series B (RB) 5.00%, 07/01/26 (c)	357,595
	State of Hawaii, Series FB (GO)
150,000	3.00%, 04/01/26 (c)	158,026
200,000	4.00%, 04/01/26 (c)	231,016
	State of Hawaii, Series FH (GO)
15,000	5.00%, 10/01/26 (c)	18,440
375,000	5.00%, 10/01/26 (c)	462,344
	State of Hawaii, Series FK (GO)
690,000	5.00%, 05/01/27 (c)	846,069
130,000	5.00%, 05/01/27 (c)	159,789
	State of Hawaii, Series FN (GO)
500,000	5.00%, 10/01/27 (c)	627,137
105,000	5.00%, 10/01/27 (c)	132,367
	State of Hawaii, Series FT (GO)
295,000	4.00%, 01/01/28 (c)	347,112
1,020,000	5.00%, 10/01/27 (c)	1,275,047
150,000	5.00%, 01/01/28 (c)	188,240
280,000	5.00%, 01/01/28 (c)	354,680
1,150,000	5.00%, 01/01/28 (c)	1,447,804
	State of Hawaii, Series FW (GO)
1,300,000	5.00%, 01/01/28	1,656,992
1,180,000	5.00%, 01/01/29	1,535,366
	University of Hawaii, Series E (RB)
285,000	5.00%, 10/01/26 (c)	346,770
240,000	5.00%, 10/01/26 (c)	292,019
		19,398,026
Idaho: 0.0%
500,000	Ada and Boise Counties Independent School District (GO) 5.00%, 02/01/27 (c)	612,659
Illinois: 4.0%
235,000	Chicago Board of Education (ST) 5.75%, 04/01/27 (c)	284,419
	Chicago O’Hare International Airport, Series A (RB)
175,000	5.00%, 01/01/27 (c)	213,207
1,000,000	5.00%, 01/01/30 (c)	1,282,477
	Chicago O’Hare International Airport, Series B (RB)
495,000	5.00%, 01/01/25 (c)	575,638
470,000	5.00%, 01/01/27 (c)	570,050
365,000	5.00%, 01/01/27 (c)	442,767
135,000	Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26 (c)	160,611
100,000	City of Chicago, Board of Education, Dedicated Capital Improvement Tax (ST) 5.75%, 04/01/27 (c)	121,328
	City of Chicago, Series A (GO) (SAW)
200,000	5.00%, 01/01/29	247,325
390,000	5.50%, 01/01/29 (c)	484,252

See Notes to Financial Statements

65

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$845,000	5.63%, 01/01/27 (c)	$1,017,342
340,000	5.63%, 01/01/27 (c)	411,052
750,000	City of Chicago, Wastewater Transmission, Series B (RB) 5.00%, 01/01/27 (c)	905,270
	City of Chicago, Water Revenue, Second Lien (RB)
1,140,000	5.00%, 11/01/27 (c)	1,433,310
180,000	5.25%, 11/01/27 (c)	227,540
	City of Chicago, Water Revenue, Second Lien, Series A-1 (RB)
405,000	5.00%, 11/01/26 (c)	494,980
420,000	5.00%, 11/01/26 (c)	513,520
	City of Springfield, Electric Revenue, Senior Lien (RB) (AGM)
15,000	5.00%, 03/01/25 (c)	17,349
425,000	5.00%, 03/01/25 (c)	495,414
1,000,000	Community College District No. 512, Counties of Cook, Kane, Lake, and McHenry, Series B (GO) 5.00%, 12/01/27	1,260,333
210,000	Community Unit School District No. 300, Kane, McHenry, Cook and DeKalb Counties (GO) 5.00%, 01/01/25 (c)	244,377
	Cook County, Series A (GO)
325,000	5.00%, 11/15/26 (c)	397,272
250,000	5.00%, 11/15/26 (c)	306,475
	Illinois Finance Authority, Clean Water Initiative (RB)
165,000	4.00%, 01/01/26 (c)	189,506
100,000	4.00%, 01/01/26 (c)	116,329
750,000	4.00%, 01/01/31 (c)	927,626
685,000	5.00%, 01/01/26 (c)	826,562
135,000	5.00%, 01/01/26	163,176
435,000	5.00%, 01/01/27 (c)	534,187
400,000	5.00%, 01/01/27 (c)	496,540
140,000	5.00%, 01/01/27 (c)	173,084
1,400,000	5.00%, 07/01/29 (c)	1,830,708
1,155,000	5.00%, 07/01/29 (c)	1,501,893
750,000	5.00%, 01/01/31 (c)	1,003,155
	Illinois Finance Authority, Mercy Health Corp. (RB)
1,000,000	4.00%, 06/01/26 (c)	1,102,460
160,000	4.00%, 06/01/26 (c)	177,260
90,000	4.00%, 06/01/26 (c)	99,448
250,000	5.00%, 06/01/26 (c)	300,169
130,000	5.00%, 06/01/26 (c)	157,161
1,365,000	Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB) 5.00%, 08/15/30 (c)	1,802,479
	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB)
1,325,000	3.00%, 01/15/28 (c)	1,439,231
535,000	5.00%, 07/15/27	675,243
1,010,000	Illinois Finance Authority, Presence Health Network, Series C (RB) 4.00%, 02/15/27 (c)	1,151,429
Principal Amount		Value

Illinois: (continued)
	Illinois Finance Authority, Rush University Medical Center Obligated Group, Series A (RB)
$125,000	5.00%, 05/15/25 (c)	$144,297
195,000	5.00%, 05/15/25 (c)	227,370
500,000	Illinois Housing Development Authority, Series B (RB) 3.45%, 04/01/27 (c)	538,366
	Illinois Housing Development Authority, Series C (RB)
540,000	2.80%, 10/01/28 (c)	578,806
695,000	3.10%, 02/01/26 (c)	729,097
	Illinois State Toll Highway Authority, Series A (RB)
510,000	5.00%, 01/01/28 (c)	637,057
175,000	5.00%, 01/01/29	226,205
1,000,000	Illinois State Toll Highway Authority, Series C (RB) 5.00%, 01/01/30 (c)	1,314,131
	Kane, Cook, and Dupage Counties, School District No. U-46, Series A (GO)
215,000	5.00%, 01/01/24 (c)	240,328
120,000	5.00%, 01/01/24 (c)	134,272
	Kane, Cook, and Dupage Counties, School District No. U-46, Series D (GO)
190,000	5.00%, 01/01/24 (c)	212,651
450,000	5.00%, 01/01/24 (c)	503,267
410,000	5.00%, 01/01/24 (c)	460,738
335,000	5.00%, 01/01/24 (c)	375,412
	Metropolitan Water Reclamation District of Greater Chicago, Series A (GO)
780,000	5.00%, 12/01/26 (c)	963,281
115,000	5.00%, 12/01/26 (c)	143,019
	Northern Illinois Municipal Power Agency, Series A (RB)
1,235,000	4.00%, 12/01/26 (c)	1,428,589
365,000	5.00%, 12/01/26 (c)	448,298
990,000	5.00%, 12/01/26 (c)	1,213,508
565,000	Railsplitter Tobacco Settlement Authority (RB) 5.00%, 06/01/26 (c)	674,758
	Regional Transportation Authority of Illinois, Series A (RB)
500,000	5.00%, 07/01/27 (c)	626,961
1,335,000	5.00%, 07/01/27 (c)	1,679,904
	Sales Tax Securitization Corp., Series A (RB)
250,000	5.00%, 01/01/28 (c)	303,512
570,000	5.00%, 01/01/28 (c)	690,127
250,000	5.00%, 01/01/28 (c)	304,384
585,000	5.00%, 01/01/28 (c)	723,105
1,150,000	5.00%, 01/01/28 (c)	1,411,553
155,000	5.00%, 01/01/30 (c)	194,647
	State of Illinois (RB)
710,000	3.00%, 06/15/26 (c)	736,820
680,000	3.00%, 06/15/26 (c)	703,410

See Notes to Financial Statements

66

Principal Amount		Value

Illinois: (continued)
$495,000	3.00%, 06/15/26 (c)	$510,411
320,000	3.00%, 06/15/26 (c)	329,267
300,000	3.00%, 06/15/26 (c)	308,697
685,000	3.50%, 06/01/26 (c)	750,396
380,000	4.00%, 06/15/26 (c)	427,830
360,000	4.13%, 11/01/26 (c)	402,609
1,100,000	5.00%, 06/01/26 (c)	1,306,688
370,000	5.00%, 06/01/26 (c)	436,893
400,000	5.00%, 06/15/26 (c)	472,169
305,000	5.00%, 11/01/26 (c)	354,668
1,890,000	5.00%, 02/01/27 (c)	2,261,786
800,000	5.50%, 05/01/30	1,037,015
	State of Illinois, Series A (RB)
100,000	5.00%, 06/15/26 (c)	118,042
1,000,000	5.00%, 12/01/27 (c)	1,187,048
2,250,000	5.00%, 05/01/28 (c)	2,689,401
1,000,000	5.00%, 03/01/31 (c)	1,269,115
500,000	5.00%, 03/01/31	642,962
1,200,000	5.25%, 12/01/27 (c)	1,463,247
	State of Illinois, Series B (GO)
515,000	5.00%, 09/01/27	629,386
1,000,000	5.00%, 11/01/29 (c)	1,252,738
4,105,000	State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	4,892,544
	State of Illinois, Series D (GO)
275,000	3.25%, 11/01/26	302,720
620,000	5.00%, 06/15/26 (c)	723,470
2,910,000	5.00%, 11/01/27 (c)	3,497,863
		72,608,792
Indiana: 0.7%
585,000	Ball State University, Series R (RB) 5.00%, 07/01/27	731,202
15,000	Carmel Local Public Improvement Bond Bank (RB) 5.00%, 07/15/26 (c)	18,284
	Indiana Finance Authority Highway, Series C (RB)
340,000	5.00%, 12/01/26 (c)	421,796
160,000	5.00%, 12/01/26 (c)	198,758
420,000	5.00%, 06/01/28	541,268
250,000	Indiana Finance Authority, Parkview Health, Series A (RB) 5.00%, 11/01/27	317,362
	Indiana Finance Authority, Series A (RB)
200,000	5.00%, 02/01/28 (c)	253,336
220,000	5.00%, 02/01/29 (c)	283,176
175,000	5.00%, 02/01/29 (c)	225,819
130,000	Indiana Finance Authority, Series B (RB) 5.00%, 02/01/26 (c)	157,675
	Indiana Finance Authority, Series C (RB)
610,000	5.00%, 02/01/28 (c)	779,242
1,000,000	5.00%, 02/01/28 (c)	1,281,983
	Indiana Finance Authority, Series E (RB)
160,000	5.00%, 08/01/26 (c)	197,610
100,000	5.00%, 08/01/26 (c)	122,850
1,000,000	5.00%, 08/01/26 (c)	1,226,762
105,000	5.00%, 02/01/29 (c)	136,282
750,000	5.00%, 02/01/29 (c)	965,374
935,000	5.00%, 06/01/29	1,229,492
Principal Amount		Value

Indiana: (continued)
$280,000	Indiana Housing and Community Development Authority, Single Family Mortgage, Series A-1 (RB) 2.85%, 07/01/25 (c)	$294,319
250,000	Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/28 (c)	312,829
	Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project, Series A (RB)
1,715,000	5.00%, 02/01/29 (c)	2,216,023
710,000	5.00%, 02/01/29	929,746
160,000	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series C (RB) 4.00%, 01/01/28 (c)	185,090
185,000	Trustees of the Indiana State University, Series A (RB) 5.00%, 06/01/26 (c)	225,803
		13,252,081
Iowa: 0.2%
	Iowa Finance Authority (RB)
110,000	5.00%, 08/01/26	135,745
1,000,000	5.00%, 08/01/27 (c)	1,256,007
1,000,000	5.00%, 08/01/27 (c)	1,268,732
1,000,000	Southeast Polk Community School District, Series A (GO) 2.00%, 05/01/28 (c)	1,010,701
125,000	State of Iowa, IJob Program, Series A (RB) 5.00%, 06/01/26 (c)	152,276
		3,823,461
Kansas: 0.4%
	Butler County Unified School District No. 385 (GO)
300,000	4.00%, 09/01/27 (c)	351,563
500,000	4.00%, 09/01/27 (c)	590,668
500,000	5.00%, 09/01/27 (c)	636,338
250,000	5.00%, 09/01/27 (c)	318,169
210,000	Johnson and Miami Counties Unified School District No. 230 (GO) 4.00%, 09/01/26 (c)	241,661
750,000	Johnson County, Internal Improvement, Series A (GO) 4.00%, 09/01/27 (c)	888,637
380,000	Kansas Development Finance Authority, State of Kansas Projects, Series A (RB) 5.00%, 05/01/23 (c)	415,308
125,000	Seward County Unified School District No. 480, Series B (GO) 5.00%, 09/01/25 (c)	149,511
	State of Kansas, Department of Transportation, Highway Revenue, Series A (RB)
775,000	5.00%, 09/01/27 (c)	965,619
150,000	5.00%, 09/01/27 (c)	186,489
400,000	5.00%, 09/01/27	504,822
630,000	5.00%, 09/01/27 (c)	785,761

See Notes to Financial Statements

67

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Kansas: (continued)
$295,000	State of Kansas, Department of Transportation, Highway Revenue, Series B (RB) 5.00%, 09/01/25 (c)	$351,588
250,000	Wyandotte County, Unified School District No. 500, Series A (GO) 4.00%, 09/01/26 (c)	288,392
		6,674,526
Kentucky: 0.3%
695,000	Kentucky Bond Development Corp., Saint Elizabeth Medical Center, Inc. (RB) 3.00%, 05/01/26 (c)	734,642
200,000	Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) 5.00%, 09/01/25 (c)	238,418
	Kentucky State Property and Building Commission No. 119 (RB)
1,000,000	5.00%, 05/01/28 (c)	1,247,271
100,000	5.00%, 05/01/28	126,758
165,000	Kentucky Turnpike Authority, Series A (RB) 5.00%, 07/01/26 (c)	199,021
380,000	Kentucky Turnpike Authority, Series B (RB) 5.00%, 07/01/27	473,160
	Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series A (RB)
975,000	4.00%, 10/01/26 (c)	1,083,807
55,000	5.00%, 10/01/26 (c)	66,426
290,000	5.00%, 10/01/26 (c)	349,114
20,000	Paducah Electric Plant Board, Series A (RB) (AGM) 5.00%, 10/01/26	24,161
	University of Kentucky, Series A (RB)
770,000	3.00%, 04/01/26 (c)	814,572
500,000	4.00%, 04/01/26 (c)	568,924
		5,926,274
Louisiana: 0.7%
250,000	City of Shreveport, Water and Sewer Revenue, Series C (RB) 4.00%, 12/01/28 (c)	291,454
	Jefferson Sales Tax District, Series B (RB) (AGM)
500,000	4.00%, 12/01/29 (c)	604,227
280,000	5.00%, 12/01/27 (c)	351,073
620,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/27 (c)	687,512
	Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB)
200,000	3.25%, 10/01/27 (c)	215,020
990,000	5.00%, 10/01/27 (c)	1,203,871
Principal Amount		Value

Louisiana: (continued)
$295,000	Louisiana Public Facilities Authority Hospital, Franciscan Missionaries of Our Lady Health System, Series A (RB) 5.00%, 07/01/25 (c)	$342,419
505,000	Louisiana Public Facilities Authority, Entergy Louisiana, LLC Project, Series B (RB) 3.50%, 06/01/21 (c)	506,268
1,000,000	Louisiana Public Facilities Authority, Tulane University, Series A (RB) (AGM) 5.00%, 04/01/30 (c)	1,276,056
340,000	Louisiana State Citizens Property Insurance Corp., Series A (RB) 5.00%, 06/01/26	408,009
350,000	State of Louisiana, Gasoline and Fuels Tax Revenue, Series B (RB) 5.00%, 05/01/24 (c)	399,972
	State of Louisiana, Series A (GO)
150,000	3.50%, 04/01/27 (c)	167,434
640,000	5.00%, 09/01/26 (c)	780,505
565,000	5.00%, 04/01/27 (c)	699,147
385,000	5.00%, 09/01/27	485,619
115,000	5.00%, 03/01/29 (c)	148,073
930,000	5.00%, 03/01/30 (c)	1,220,859
425,000	5.00%, 03/01/30 (c)	551,437
910,000	5.00%, 03/01/30 (c)	1,190,513
	State of Louisiana, Series B (GO)
200,000	5.00%, 08/01/26 (c)	243,723
205,000	5.00%, 08/01/26 (c)	251,363
150,000	5.00%, 10/01/27	190,777
	State of Louisiana, Series D (GO)
200,000	3.00%, 09/01/26 (c)	216,888
100,000	5.00%, 09/01/26 (c)	122,203
		12,554,422
Maryland: 3.4%
	City of Baltimore, Consolidated Public Improvement, Series B (GO)
250,000	5.00%, 10/15/27 (c)	316,532
280,000	5.00%, 10/15/27	356,668
	County of Baltimore (GO)
1,925,000	4.00%, 03/01/29 (c)	2,329,190
1,140,000	4.00%, 03/01/30 (c)	1,403,031
1,250,000	5.00%, 03/01/28	1,608,240
325,000	5.00%, 03/01/30 (c)	433,087
945,000	5.00%, 03/01/30	1,266,461
	County of Montgomery, Series A (GO)
750,000	3.00%, 08/01/30 (c)	870,794
20,000	5.00%, 12/01/24 (c)	23,238
1,070,000	County of Montgomery, Series C (GO) 4.00%, 10/01/27 (c)	1,279,286
15,000	Maryland Economic Development Corp., College Park Projects (RB) (AGM) 5.00%, 06/01/26 (c)	17,811
	Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program (RB)
250,000	5.00%, 05/01/26 (c)	297,301
750,000	5.00%, 05/01/26 (c)	896,595
250,000	5.00%, 05/01/26 (c)	299,781

See Notes to Financial Statements

68

Principal Amount		Value

Maryland: (continued)
$1,000,000	Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program, Series A (RB) 5.00%, 05/01/28 (c)	$1,259,868
	Maryland Transportation Authority (RB)
300,000	3.00%, 07/01/27 (c)	329,112
510,000	3.00%, 07/01/27 (c)	561,049
500,000	3.00%, 09/01/27 (c)	555,867
2,000,000	3.00%, 07/01/31 (c)	2,160,246
	Prince George’s County, Series A (GO) (SAW)
1,000,000	4.00%, 07/15/28 (c)	1,212,273
2,500,000	5.00%, 07/15/28 (c)	3,159,683
1,000,000	5.00%, 07/15/28	1,299,617
1,150,000	5.00%, 07/15/28 (c)	1,482,967
	State of Maryland, Department of Transportation (RB) (SAW)
2,340,000	2.13%, 10/01/27 (c)	2,470,670
1,000,000	3.00%, 11/01/24 (c)	1,093,806
520,000	3.00%, 11/01/24 (c)	564,333
855,000	3.13%, 05/01/25 (c)	920,825
780,000	4.00%, 05/01/25 (c)	881,661
750,000	4.00%, 05/01/28 (c)	899,987
	State of Maryland, State and Local Facilities Loan, First Series (GO)
350,000	3.00%, 06/01/24 (c)	374,885
485,000	4.00%, 06/01/24 (c)	539,598
2,385,000	5.00%, 03/15/28	3,069,538
1,000,000	5.00%, 03/15/28 (c)	1,280,375
3,000,000	5.00%, 03/15/29 (c)	3,889,886
	State of Maryland, State and Local Facilities Loan, First Series A (GO)
250,000	3.13%, 03/15/28 (c)	280,417
1,185,000	4.00%, 03/15/27 (c)	1,393,353
2,000,000	5.00%, 03/01/28	2,571,645
680,000	5.00%, 03/15/28	875,172
1,000,000	5.00%, 03/15/29	1,315,509
5,500,000	5.00%, 03/15/30 (c)	7,335,367
	State of Maryland, State and Local Facilities Loan, Second Series (GO)
530,000	4.00%, 08/01/28 (c)	641,736
125,000	5.00%, 08/01/27	158,387
1,000,000	5.00%, 08/01/28 (c)	1,284,756
1,000,000	State of Maryland, State and Local Facilities Loan, Second Series A (GO) 3.00%, 08/01/27 (c)	1,113,762
2,000,000	State of Maryland, State and Local Facilities Loan, Second Series B (GO) 5.00%, 08/01/28	2,597,037
	Washington Suburban Sanitary District, Second Series (RB)
525,000	4.00%, 12/01/30 (c)	661,161
750,000	5.00%, 06/01/26 (c)	904,597
550,000	5.00%, 06/01/27 (c)	686,696
		61,223,856
Principal Amount		Value

Massachusetts: 3.0%
$100,000	City of Boston, Series A (GO) 5.00%, 03/01/29	$131,711
980,000	Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/24 (c)	1,112,511
	Commonwealth of Massachusetts, Series B (GO)
600,000	5.00%, 07/01/26 (c)	730,673
1,860,000	5.00%, 07/01/26 (c)	2,254,563
155,000	5.00%, 07/01/26 (c)	189,146
1,925,000	5.00%, 07/01/28	2,493,294
	Commonwealth of Massachusetts, Series C (GO)
400,000	3.00%, 02/01/24 (c)	421,809
350,000	5.00%, 05/01/23 (c)	381,787
205,000	5.00%, 05/01/23 (c)	223,833
495,000	5.00%, 05/01/27	622,739
1,000,000	5.00%, 05/01/30	1,339,260
2,665,000	5.00%, 05/01/31	3,637,978
	Commonwealth of Massachusetts, Series D (GO)
2,000,000	4.00%, 11/01/30 (c)	2,452,945
365,000	5.00%, 07/01/30 (c)	480,324
	Commonwealth of Massachusetts, Series E (GO)
1,275,000	3.00%, 11/01/27 (c)	1,403,883
100,000	5.00%, 11/01/27 (c)	126,441
1,000,000	5.00%, 11/01/30 (c)	1,342,089
440,000	Commonwealth of Massachusetts, Series F (GO) 5.00%, 05/01/27	553,546
	Commonwealth of Massachusetts, Series I (GO)
500,000	5.00%, 12/01/26 (c)	614,547
10,000	5.00%, 12/01/26 (c)	12,389
	Commonwealth of Massachusetts, Transportation Fund Revenue, Series A (RB)
450,000	4.00%, 12/01/27 (c)	529,077
20,000	5.00%, 06/01/26 (c)	24,372
	Massachusetts Bay Transportation Authority, Series A (RB)
1,160,000	0.00%, 07/01/26 (c) ^	917,569
130,000	0.00%, 07/01/26 (c) ^	110,168
810,000	0.00%, 07/01/26 (c) ^	710,642
890,000	0.00%, 07/01/26 (c) ^	806,994
210,000	2.00%, 07/01/26 (c)	220,797
1,000,000	Massachusetts Clean Water Trust, Series 21 (RB) 5.00%, 08/01/28 (c)	1,267,030
	Massachusetts Department of Transportation, Metropolitan Highway System, Series A (RB) (SAW)
1,000,000	5.00%, 01/01/29 (c)	1,273,996
1,000,000	5.00%, 01/01/29	1,308,915
255,000	Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Series K (RB) 5.00%, 07/01/29 (c)	322,995

See Notes to Financial Statements

69

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Massachusetts: (continued)
$2,905,000	Massachusetts Development Finance Agency, Boston Medical Center, Series E (RB) 5.00%, 07/01/26 (c)	$3,399,462
530,000	Massachusetts Development Finance Agency, Brandeis University, Series S-1 (RB) 5.00%, 10/01/27	664,622
	Massachusetts Development Finance Agency, CareGroup Issue, Series I (RB)
910,000	3.00%, 07/01/26 (c)	953,779
200,000	3.25%, 07/01/26 (c)	210,853
1,860,000	5.00%, 07/01/26 (c)	2,264,623
200,000	5.00%, 07/01/26 (c)	242,302
130,000	Massachusetts Development Finance Agency, CareGroup Issue, Series J-2 (RB) (SBG) 5.00%, 07/01/28 (c)	161,425
	Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB)
2,065,000	4.00%, 07/15/26 (c)	2,401,095
700,000	5.00%, 07/15/26 (c)	861,648
480,000	5.00%, 07/15/26 (c)	584,186
750,000	Massachusetts Development Finance Agency, South Shore Hospital Issue, Series I (RB) 4.00%, 07/01/26 (c)	831,899
500,000	Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	600,834
100,000	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB) 5.00%, 07/01/26 (c)	119,863
330,000	Massachusetts Development Finance Agency, Wellforce Issue, Series A (RB) 5.00%, 07/01/27	408,004
450,000	Massachusetts Housing Finance Agency, Series 178 (RB) 3.70%, 06/01/25 (c)	481,043
150,000	Massachusetts Housing Finance Agency, Series B-1 (RB) (FHA) 2.75%, 12/01/28 (c)	159,990
125,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series C (RB) 5.00%, 11/15/26 (c)	152,368
1,500,000	Massachusetts Water Resources Authority, Series B (RB) 5.00%, 08/01/30 (c)	1,978,758
	Massachusetts Water Resources Authority, Series C (RB)
685,000	5.00%, 08/01/26 (c)	832,103
2,115,000	5.00%, 08/01/27 (c)	2,646,213
Principal Amount		Value

Massachusetts: (continued)
	University of Massachusetts Building Authority, Series 1 (RB)
$1,220,000	5.00%, 05/01/29 (c)	$1,573,344
750,000	5.00%, 11/01/29 (c)	979,218
475,000	5.00%, 11/01/29 (c)	621,767
500,000	5.00%, 11/01/29 (c)	656,742
1,020,000	University of Massachusetts Building Authority, Series 3 (RB) 5.00%, 11/01/27 (c)	1,285,892
		53,090,056
Michigan: 0.9%
285,000	Board of Governors of Wayne State University, Series A (RB) 5.00%, 05/15/26 (c)	343,367
340,000	Board of Trustees of Michigan State University, Series B (RB) 5.00%, 02/15/29 (c)	435,566
	Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C (RB)
250,000	5.00%, 07/01/26 (c)	301,921
250,000	5.00%, 07/01/26 (c)	302,061
	Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B (RB)
290,000	5.00%, 07/01/26 (c)	351,534
570,000	5.00%, 07/01/26 (c)	692,234
500,000	5.00%, 07/01/26 (c)	607,505
	Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series C (RB)
1,025,000	5.00%, 07/01/26 (c)	1,242,491
30,000	5.00%, 07/01/26 (c)	36,552
130,000	Great Lakes Water Authority, Water Supply System, Second Lien, Series D (RB) 5.00%, 07/01/26 (c)	156,999
	Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB)
155,000	5.00%, 07/01/26 (c)	189,382
875,000	5.00%, 07/01/26 (c)	1,071,086
1,000,000	Michigan Finance Authority, 2006 Sold Tobacco Receipts, Series A-2 (RB) 5.00%, 12/01/30 (c)	1,272,214
	Michigan Finance Authority, Clean Water, Series B (RB)
110,000	5.00%, 10/01/25	132,208
100,000	5.00%, 10/01/26	123,893
140,000	Michigan Finance Authority, Henry Ford Health System (RB) 3.00%, 11/15/26 (c)	149,956
	Michigan Finance Authority, Local Government Loan Program, Series H-1 (RB)
725,000	5.00%, 10/01/24 (c)	832,964
150,000	5.00%, 11/15/26 (c)	184,598

See Notes to Financial Statements

70

Principal Amount		Value

Michigan: (continued)
	Michigan Finance Authority, Trinity Health Credit Group, Series MI (RB)
$105,000	5.00%, 06/01/22 (c)	$110,526
75,000	5.00%, 06/01/27 (c)	92,467
260,000	5.00%, 12/01/27 (c)	320,610
	Michigan State Building Authority, Series I (RB)
5,000	5.00%, 10/15/25 (c)	6,008
25,000	5.00%, 10/15/25 (c)	30,040
10,000	5.00%, 10/15/25 (c)	11,912
540,000	5.00%, 10/15/26 (c)	657,121
120,000	5.00%, 10/15/26 (c)	145,104
515,000	5.00%, 10/15/26 (c)	626,087
570,000	5.00%, 10/15/26 (c)	692,275
125,000	5.00%, 10/15/26 (c)	151,667
100,000	Michigan State Hospital Finance Authority, Series C (RB) 5.00%, 12/01/27	127,204
480,000	Michigan State Housing Development Authority, Single-Family Mortgage, Series A (RB) 3.35%, 12/01/25 (c)	511,342
	Michigan State Housing Development Authority, Single-Family Mortgage, Series B (RB)
1,370,000	3.10%, 06/01/26 (c)	1,461,178
170,000	3.35%, 06/01/26 (c)	180,977
410,000	State of Michigan, Environmental Program (GO) 3.00%, 05/01/26 (c)	448,608
	State of Michigan, Environmental Program, Series A (GO)
750,000	3.00%, 05/15/30 (c)	846,744
10,000	5.00%, 12/01/25 (c)	12,040
560,000	Wayne County Airport Authority, Detroit Metropolitan Airport, Series A (RB) 5.00%, 12/01/28 (c)	719,283
		15,577,724
Minnesota: 1.4%
	City of Maple Grove, Minnesota Health Care Facilities (RB)
180,000	3.38%, 05/01/27 (c)	190,414
460,000	3.50%, 05/01/27 (c)	488,609
125,000	City of Minneapolis, Fairview Health Services, Series A (RB) 5.00%, 11/15/28 (c)	155,748
520,000	City of St. Cloud, Health Care, CentraCare Health System, Series A (RB) 3.00%, 05/01/26 (c)	545,223
760,000	County of Hennepin, First Lien, Sales Tax, Series A (RB) 5.00%, 12/15/23 (c)	854,048
1,000,000	County of Hennepin, Series B (GO) 5.00%, 12/15/28 (c)	1,301,560
200,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A (RB) 5.00%, 07/01/29 (c)	254,827
Principal Amount		Value

Minnesota: (continued)
	Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB)
$325,000	5.00%, 01/01/27 (c)	$393,873
515,000	5.00%, 01/01/27 (c)	626,805
125,000	Minnesota Housing Finance Agency, Series A (RB) 3.30%, 07/01/25 (c)	130,873
1,000,000	Regents of the University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	1,255,036
450,000	Rosemount-Apple Valley-Eagan Independent School District No. 196 (GO) (SD CRED PROG) 5.00%, 02/01/26 (c)	543,013
500,000	Roseville Independent School District No. 623 (GO) (SD CRED PROG) 5.00%, 02/01/27 (c)	611,354
750,000	Sartell-St. Stephen Independent School District No. 748 (GO) (SD CRED PROG) 5.00%, 02/01/25 (c)	877,060
	State of Minnesota, State Trunk Highway, Series B (GO)
555,000	2.25%, 08/01/26 (c)	581,419
500,000	3.00%, 08/01/26 (c)	557,553
585,000	4.00%, 08/01/26 (c)	688,163
100,000	5.00%, 08/01/28	130,261
120,000	State of Minnesota, State Trunk Highway, Series E (GO) 3.00%, 10/01/27 (c)	136,645
	State of Minnesota, Various Purpose, Series A (GO)
1,025,000	5.00%, 08/01/27	1,302,366
400,000	5.00%, 10/01/27 (c)	507,688
400,000	5.00%, 08/01/29	532,230
1,000,000	5.00%, 08/01/29 (c)	1,302,021
1,000,000	5.00%, 08/01/29 (c)	1,312,347
2,000,000	5.00%, 08/01/30 (c)	2,650,606
2,000,000	5.00%, 08/01/30 (c)	2,659,091
	State of Minnesota, Various Purpose, Series D (GO)
925,000	2.25%, 08/01/26 (c)	986,831
1,000,000	3.00%, 10/01/27 (c)	1,123,402
1,000,000	3.00%, 10/01/27 (c)	1,130,503
805,000	University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	1,019,480
1,000,000	Virginia Independent School District No. 706, Series A (GO) (SD CRED PROG) 3.00%, 02/01/28 (c)	1,097,023
		25,946,072
Mississippi: 0.4%
	State of Mississippi, Series A (GO)
500,000	5.00%, 10/01/27 (c)	623,646
405,000	5.00%, 10/01/27 (c)	504,071
300,000	5.00%, 10/01/27 (c)	373,653
430,000	5.00%, 10/01/27 (c)	540,771
880,000	5.00%, 10/01/27 (c)	1,100,651
650,000	5.00%, 10/01/27 (c)	812,530

See Notes to Financial Statements

71

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Mississippi: (continued)
$550,000	5.00%, 10/15/28 (c)	$679,160
1,000,000	5.00%, 10/15/28 (c)	1,235,270
400,000	5.00%, 10/15/28 (c)	495,196
	State of Mississippi, Series B (GO)
295,000	4.00%, 10/01/29 (c)	357,050
850,000	5.00%, 12/01/26 (c)	1,041,254
155,000	5.00%, 12/01/26 (c)	189,184
		7,952,436
Missouri: 0.6%
350,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District (RB) 5.00%, 10/01/27	442,385
	City of Kansas City, Downtown Arena Project, Series E (RB)
450,000	3.00%, 04/01/25 (c)	471,843
290,000	5.00%, 04/01/25 (c)	337,739
350,000	City of Kansas, Series C (RB) 5.00%, 09/01/27 (c)	441,804
1,000,000	Curators of the University of Missouri, Series B (RB) 5.00%, 11/01/30	1,354,632
250,000	Health and Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 12/01/28 (c)	315,486
15,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Series A (RB) 4.00%, 06/01/26 (c)	17,138
	Platte County Park Hill School District (GO) (SAW)
225,000	3.00%, 03/01/26 (c)	242,323
105,000	3.00%, 03/01/26 (c)	113,491
	Springfield School District No. R-12 (GO) (SAW)
1,035,000	4.00%, 03/01/28 (c)	1,245,492
615,000	4.00%, 03/01/28 (c)	745,024
1,415,000	4.00%, 03/01/29 (c)	1,701,645
650,000	4.00%, 03/01/29 (c)	784,322
450,000	5.00%, 03/01/29 (c)	575,769
	St. Louis County, Series A (RB)
1,045,000	2.00%, 12/01/28 (c)	1,052,247
1,000,000	4.00%, 12/01/28 (c)	1,229,026
		11,070,366
Montana: 0.0%
150,000	Montana Facility Finance Authority, SCL Health System, Series A (RB) 5.00%, 01/01/29	194,531
Nebraska: 0.4%
	Central Plains Energy Project, Gas Project Crossover, Series A (RB)
1,000,000	5.00%, 09/01/27	1,231,465
1,280,000	5.00%, 09/01/32	1,691,546
300,000	5.00%, 09/01/34	404,444
	Douglas County Hospital Authority No. 2 (RB)
500,000	3.00%, 05/15/26 (c)	524,845
115,000	4.00%, 05/15/26 (c)	130,632
Principal Amount		Value

Nebraska: (continued)
	Omaha Public Power District, Electric System, Series A (RB)
$100,000	5.00%, 12/01/27 (c)	$124,961
1,125,000	5.00%, 02/01/29 (c)	1,453,660
	Public Power Generation Agency, Whelan Energy Unit 2, Series A (RB)
1,295,000	3.00%, 07/01/26 (c)	1,368,711
560,000	3.13%, 07/01/26 (c)	591,922
		7,522,186
Nevada: 1.1%
525,000	Clark County Limited Tax Bond Bank, Series A (GO) 5.00%, 05/01/26 (c)	638,067
300,000	Clark County Limited Tax Bond Bank, Series B (GO) 5.00%, 11/01/26 (c)	363,876
	Clark County School District, Series A (GO) (AGM)
915,000	5.00%, 06/15/30 (c)	1,196,523
1,000,000	5.00%, 06/15/30 (c)	1,320,948
	Clark County School District, Series B (GO)
250,000	4.00%, 11/01/26 (c)	286,812
155,000	4.00%, 11/01/26 (c)	178,261
1,000,000	5.00%, 06/15/29	1,308,691
	Clark County School District, Series C (GO)
200,000	5.00%, 12/15/25 (c)	237,467
1,050,000	5.00%, 12/15/27 (c)	1,284,181
630,000	Clark County Water Reclamation District (GO) 3.00%, 07/01/26 (c)	699,715
	Clark County, Las Vegas McCarran International Airport Passenger Facility, Series E (RB)
1,200,000	5.00%, 07/01/29 (c)	1,537,023
470,000	5.00%, 07/01/29 (c)	606,160
1,000,000	Clark County, Limited Tax (GO) 4.00%, 06/01/29 (c)	1,191,994
	Clark County, Limited Tax, Series A (GO)
150,000	5.00%, 06/01/28 (c)	187,487
1,110,000	5.00%, 06/01/28 (c)	1,405,261
	Clark County, Limited Tax, Series C (GO)
270,000	3.00%, 07/01/27 (c)	292,525
500,000	3.00%, 07/01/27 (c)	542,592
305,000	3.00%, 07/01/27 (c)	331,770
275,000	Clark County, McCarran International Airport, Series B (RB) 5.00%, 07/01/29 (c)	354,668
	Las Vegas Valley Water District, Series A (GO)
500,000	4.00%, 02/01/27 (c)	576,478
190,000	5.00%, 06/01/26 (c)	232,226
	State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) (AGM)
325,000	3.38%, 06/01/28 (c)	363,319
1,000,000	4.00%, 06/01/27 (c)	1,155,877
760,000	4.00%, 06/01/28 (c)	894,268

See Notes to Financial Statements

72

Principal Amount		Value

Nevada: (continued)
$760,000	4.00%, 06/01/28 (c)	$896,923
795,000	5.00%, 06/01/27 (c)	981,026
	Truckee Meadows Water Authority (RB)
355,000	5.00%, 07/01/26 (c)	429,326
30,000	5.00%, 07/01/26 (c)	36,366
		19,529,830
New Jersey: 5.2%
500,000	Board of Education of the Toms River Regional School District (GO) 3.00%, 07/15/26 (c)	532,842
410,000	City of Newark, Series A (GO) (AGM) (SAW) 5.00%, 10/01/27	506,090
250,000	City of Ocean City (GO) 2.25%, 09/15/26 (c)	261,448
	County of Hudson (GO)
685,000	2.00%, 11/15/28 (c)	697,582
2,000,000	2.00%, 11/15/28 (c)	2,041,641
265,000	2.13%, 11/15/28 (c)	271,394
600,000	County of Union, Technical School Bonds, Series A (GO) 3.00%, 09/01/25 (c)	653,606
335,000	New Brunswick Parking Authority, Series A (RB) 3.00%, 09/01/26 (c)	353,595
275,000	New Jersey Economic Development Authority, Montclair State University Student Housing Project (RB) (AGM) 4.00%, 06/01/27 (c)	315,654
755,000	New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) 3.13%, 07/01/27 (c)	821,755
	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB)
755,000	4.00%, 11/01/27	894,942
260,000	5.00%, 11/01/29 (c)	329,151
1,000,000	New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	1,258,845
	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
380,000	5.50%, 12/15/26 (c)	461,962
1,000,000	5.50%, 12/15/26 (c)	1,250,042
	New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB)
420,000	4.75%, 12/15/26 (c)	494,227
275,000	5.50%, 12/15/26 (c)	337,681
	New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
935,000	5.00%, 06/15/27 (c)	1,123,578
615,000	5.00%, 06/15/27 (c)	737,106
Principal Amount		Value

New Jersey: (continued)
$340,000	5.00%, 06/15/27 (c)	$410,121
245,000	5.00%, 06/15/27	303,142
250,000	5.00%, 06/15/27 (c)	303,387
1,250,000	New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB) 5.00%, 12/15/29 (c)	1,561,844
1,080,000	New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	1,252,986
	New Jersey Economic Development Authority, State House Project, Series B (RB)
1,290,000	4.00%, 12/15/28 (c)	1,541,845
315,000	5.00%, 06/15/26	381,159
315,000	5.00%, 12/15/28 (c)	393,016
230,000	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB) 5.00%, 06/15/24 (c)	260,614
400,000	New Jersey Educational Facilities Authority, Montclair State University Issue, Series B (RB) 5.00%, 07/01/26 (c)	483,628
	New Jersey Educational Facilities Authority, Princeton University, Series C (RB)
6,000,000	2.00%, 03/01/31 (c)	6,096,333
1,975,000	2.00%, 03/01/31 (c)	2,013,314
1,000,000	2.00%, 03/01/31 (c)	1,023,305
500,000	New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/27 (c)	626,860
1,000,000	New Jersey Educational Facilities Authority, Stockton University Issue, Series A (RB) 5.00%, 07/01/26 (c)	1,185,645
1,000,000	New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health Obligated Group Issue, Series A (RB) 5.00%, 07/01/27 (c)	1,240,643
	New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, Series A (RB)
1,585,000	3.00%, 07/01/26 (c)	1,686,886
360,000	3.38%, 07/01/27 (c)	392,810
1,590,000	New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, Series A (RB) 4.00%, 07/01/26 (c)	1,805,784
	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue (RB)
115,000	3.00%, 07/01/26 (c)	121,749

See Notes to Financial Statements

73

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
$150,000	3.13%, 07/01/26 (c)	$159,349
970,000	New Jersey Housing and Mortgage Finance Agency, Series A (RB) 3.75%, 10/01/27 (c)	1,070,780
	New Jersey State Turnpike Authority, Series B (RB)
2,900,000	5.00%, 01/01/28 (c)	3,562,497
1,080,000	5.00%, 01/01/28 (c)	1,330,346
115,000	5.00%, 01/01/28 (c)	142,065
	New Jersey Transportation Trust Fund Authority, Series A (RB)
2,330,000	4.00%, 12/15/28 (c)	2,733,897
435,000	5.00%, 06/15/26 (c)	516,349
500,000	5.00%, 12/15/27	625,668
1,000,000	5.00%, 12/15/28 (c)	1,234,947
1,100,000	5.00%, 12/15/28 (c)	1,367,390
500,000	5.00%, 12/15/28	635,475
1,395,000	5.00%, 12/15/28 (c)	1,737,863
780,000	New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 4.10%, 06/15/26 (c)	883,478
	New Jersey Turnpike Authority, Series A (RB)
135,000	4.00%, 01/01/27 (c)	153,576
105,000	5.00%, 01/01/26 (c)	125,202
30,000	5.00%, 01/01/26 (c)	35,742
1,625,000	5.00%, 01/01/27 (c)	1,977,784
270,000	5.00%, 01/01/27 (c)	326,867
	New Jersey Turnpike Authority, Series E (RB)
200,000	5.00%, 01/01/28 (c)	247,070
115,000	5.00%, 01/01/28 (c)	144,234
	New Jersey Turnpike Authority, Series G (RB) (AGM)
2,130,000	4.00%, 01/01/28 (c)	2,473,807
1,000,000	5.00%, 01/01/28 (c)	1,223,539
250,000	State of New Jersey, Series A (GO) 3.00%, 06/01/32	283,790
	State of New Jersey, Various Purposes (GO)
3,000,000	2.00%, 12/01/29 (c)	3,119,287
3,000,000	2.00%, 12/01/29 (c)	2,949,414
3,000,000	2.00%, 12/01/29 (c)	2,958,305
625,000	5.00%, 06/01/27	779,585
400,000	5.00%, 06/01/27 (c)	495,541
5,000,000	5.00%, 12/01/29 (c)	6,340,888
5,000,000	5.00%, 12/01/29 (c)	6,373,762
5,000,000	5.00%, 12/01/29 (c)	6,394,105
	Tobacco Settlement Financing Corp., Series A (RB)
360,000	5.00%, 06/01/27	447,407
250,000	5.00%, 06/01/28 (c)	308,635
225,000	5.00%, 06/01/28 (c)	276,162
2,000,000	5.00%, 06/01/28 (c)	2,479,118
195,000	5.00%, 06/01/28 (c)	243,766
500,000	5.00%, 06/01/28 (c)	621,935
		93,207,837
Principal Amount		Value

New York: 14.6%
$1,555,000	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB) (AGM) 4.00%, 01/15/27 (c)	$1,736,304
500,000	City of New York Housing Development Corp., Series G-1 (RB) 3.10%, 11/01/25 (c)	539,150
	City of New York, Series A (GO)
485,000	4.00%, 08/01/26 (c)	558,671
380,000	5.00%, 08/01/25 (c)	452,398
1,810,000	5.00%, 08/01/26 (c)	2,198,012
540,000	5.00%, 08/01/27 (c)	678,335
550,000	5.00%, 08/01/27	690,006
1,000,000	City of New York, Series A-1 (GO) 5.00%, 08/01/29	1,307,385
	City of New York, Series B-1 (GO)
250,000	4.00%, 12/01/26 (c)	286,577
395,000	5.00%, 12/01/26 (c)	483,936
100,000	5.00%, 10/01/27 (c)	123,833
1,125,000	5.00%, 10/01/29 (c)	1,455,977
500,000	5.00%, 10/01/29 (c)	650,296
1,000,000	5.00%, 11/01/30	1,333,349
920,000	5.25%, 10/01/27 (c)	1,156,488
	City of New York, Series C (GO)
225,000	5.00%, 02/01/27 (c)	278,125
275,000	5.00%, 08/01/27	345,003
	City of New York, Series C and D (GO)
110,000	5.00%, 02/01/26 (c)	132,737
1,250,000	5.00%, 02/01/28 (c)	1,549,762
820,000	5.00%, 02/01/28 (c)	1,039,061
	City of New York, Series C-1 (GO) (SBG)
1,000,000	5.00%, 08/01/28	1,282,284
2,000,000	5.00%, 08/01/30	2,653,591
1,565,000	City of New York, Series D-1 (GO) 5.00%, 03/01/30 (c)	2,002,200
540,000	City of New York, Series E (GO) 5.00%, 08/01/26 (c)	655,760
	City of New York, Series E-1 (GO)
1,015,000	5.00%, 03/01/28 (c)	1,266,503
1,000,000	5.25%, 03/01/28 (c)	1,259,946
1,500,000	5.25%, 03/01/28 (c)	1,901,989
250,000	City of New York, Series F-1 (GO) 5.00%, 04/01/28 (c)	310,620
2,000,000	City of New York, Series I-A (GO) 4.00%, 10/01/30 (c)	2,393,704
400,000	City of New York, Series L (GO) 5.00%, 04/01/29 (c)	513,280
1,865,000	City of New York, Series L-5 (GO) 5.00%, 04/01/31 (c)	2,466,649
	City of New York, Series L-6 (GO)
175,000	5.00%, 04/01/28	222,765
1,000,000	5.00%, 04/01/29 (c)	1,293,852
	County of Nassau, Series C (GO)
1,000,000	5.00%, 04/01/26 (c)	1,177,808
600,000	5.00%, 10/01/27 (c)	737,459
310,000	5.00%, 10/01/27	389,840
345,000	County of Westchester, Series A (GO) 4.00%, 12/01/26 (c)	410,435

See Notes to Financial Statements

74

Principal Amount		Value

New York: (continued)
	Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
$325,000	3.00%, 07/01/26 (c)	$347,936
205,000	3.00%, 07/01/26 (c)	214,024
300,000	4.00%, 07/01/26 (c)	327,654
275,000	5.00%, 07/01/26 (c)	326,274
500,000	5.00%, 07/01/26 (c)	582,430
300,000	5.00%, 07/01/26 (c)	352,096
100,000	5.00%, 07/01/26 (c)	117,014
	Hudson Yards Infrastructure Corp., Series A (RB)
1,700,000	5.00%, 02/15/27 (c)	2,065,552
460,000	5.00%, 02/15/27 (c)	556,916
3,025,000	5.00%, 02/15/27 (c)	3,702,123
1,030,000	5.00%, 02/15/27 (c)	1,255,500
	Long Island Power Authority, Electric System (RB)
750,000	5.00%, 09/01/27 (c)	932,908
500,000	5.00%, 09/01/27 (c)	621,884
305,000	5.00%, 09/01/27 (c)	379,962
450,000	Long Island Power Authority, Electric System, Series A (RB) 3.00%, 09/01/28 (c)	488,116
40,000	Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/26 (c)	48,894
	Metropolitan Transportation Authority, Series A (RB)
340,000	4.00%, 11/15/26 (c)	381,176
125,000	5.25%, 11/15/26 (c)	154,196
155,000	Metropolitan Transportation Authority, Series A-2 (RB) 5.00%, 05/15/27 (c)	191,676
	Metropolitan Transportation Authority, Series B (RB)
215,000	4.00%, 11/15/26 (c)	240,608
1,825,000	4.00%, 11/15/26 (c)	2,034,425
310,000	5.00%, 11/15/26 (c)	378,405
865,000	5.00%, 11/15/27	1,086,220
380,000	5.00%, 11/15/28	485,254
380,000	5.00%, 11/15/28	485,254
	Metropolitan Transportation Authority, Series B-1 (RB)
225,000	5.00%, 11/15/26 (c)	269,740
470,000	5.00%, 11/15/26 (c)	564,663
	Metropolitan Transportation Authority, Series B-2 (RB)
15,000	5.00%, 11/15/26 (c)	18,204
1,185,000	5.00%, 11/15/27 (c)	1,464,429
200,000	5.00%, 11/15/27 (c)	248,292
400,000	5.00%, 11/15/27	507,190
	Metropolitan Transportation Authority, Series C-1 (RB)
1,240,000	4.00%, 05/15/28 (c)	1,429,350
395,000	4.00%, 05/15/28 (c)	451,803
410,000	4.00%, 05/15/28 (c)	467,651
155,000	5.00%, 11/15/26 (c)	189,203
900,000	5.00%, 11/15/26 (c)	1,092,784
Principal Amount		Value

New York: (continued)
$1,175,000	5.00%, 11/15/26 (c)	$1,408,025
500,000	5.00%, 11/15/27	627,873
470,000	5.00%, 05/15/28 (c)	587,214
810,000	5.00%, 05/15/28 (c)	992,331
1,445,000	5.00%, 05/15/28 (c)	1,784,518
1,260,000	5.00%, 05/15/28 (c)	1,589,663
2,540,000	5.00%, 05/15/28 (c)	3,116,569
1,035,000	Metropolitan Transportation Authority, Series C-2 (RB) 0.00%, 11/15/33 ^	770,483
	Metropolitan Transportation Authority, Series D (RB)
265,000	3.13%, 11/15/26 (c)	279,907
400,000	4.00%, 11/15/26 (c)	450,449
1,115,000	5.00%, 11/15/26 (c)	1,346,563
1,805,000	5.00%, 11/15/26 (c)	2,171,259
535,000	5.00%, 05/15/28 (c)	656,443
1,060,000	5.00%, 05/15/28 (c)	1,304,489
1,085,000	5.00%, 05/15/28 (c)	1,346,479
1,100,000	New York City Housing Development Corp., Multi-Family Housing, Series A-1-C (RB) 2.35%, 05/01/28 (c)	1,117,295
1,000,000	New York City Housing Development Corp., Multi-Family Housing, Series C-1 (RB) 2.10%, 05/01/29 (c)	993,527
600,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 5.00%, 07/15/21 (c)	605,506
	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2 (RB) (SAW)
135,000	5.00%, 07/15/25 (c)	160,856
1,010,000	5.00%, 07/15/28 (c)	1,284,531
	New York City Transitional Finance Authority, Building Aid Revenue, Series S-4 (RB) (SAW)
500,000	5.00%, 07/15/28 (c)	631,251
100,000	5.00%, 07/15/28 (c)	127,181
415,000	5.25%, 07/15/28 (c)	529,736
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
2,000,000	3.00%, 11/01/30 (c)	2,161,546
3,000,000	5.00%, 11/01/30 (c)	3,925,902
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
630,000	4.00%, 05/01/26 (c)	724,579
880,000	5.00%, 05/01/26 (c)	1,059,900
160,000	5.00%, 05/01/26 (c)	192,709
450,000	5.00%, 05/01/26 (c)	542,484
280,000	5.00%, 05/01/26 (c)	338,615
725,000	5.00%, 05/01/26 (c)	874,002
260,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB) 5.00%, 08/01/24 (c)	297,944

  See Notes to Financial Statements

75

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
$115,000	4.00%, 08/01/27 (c)	$132,909
895,000	5.00%, 08/01/26 (c)	1,086,349
540,000	5.00%, 08/01/26 (c)	655,451
530,000	5.00%, 08/01/26 (c)	645,442
690,000	5.00%, 08/01/26 (c)	838,707
350,000	5.00%, 08/01/27 (c)	434,584
125,000	5.00%, 08/01/27 (c)	156,555
1,000,000	5.00%, 08/01/27 (c)	1,243,677
500,000	5.00%, 08/01/28 (c)	625,627
1,000,000	5.00%, 08/01/30 (c)	1,329,559
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB)
20,000	5.00%, 11/01/25 (c)	24,055
2,280,000	5.00%, 05/01/27 (c)	2,819,228
610,000	5.00%, 05/01/27 (c)	751,663
4,500,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB) 5.00%, 11/01/30 (c)	5,878,840
100,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E (RB) 3.50%, 05/01/27 (c)	110,134
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
155,000	5.00%, 02/01/25 (c)	180,316
915,000	5.00%, 02/01/27 (c)	1,126,246
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F (RB)
685,000	4.00%, 02/01/26 (c)	779,170
715,000	5.00%, 02/01/26 (c)	857,590
830,000	5.00%, 02/01/26 (c)	994,666
6,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series G-1 (RB) 4.00%, 11/01/30	7,525,915
250,000	New York City Trust for Cultural Resources, Lincoln Center for the Performing Arts, Inc., Series A (RB) 5.00%, 12/01/26	305,374
	New York City Trust for Cultural Resources, The Museum of Modern Art, Series 1-E (RB)
745,000	4.00%, 10/01/26 (c)	857,681
850,000	4.00%, 10/01/26 (c)	989,276
1,000,000	New York City Water and Sewer System, Series AA (RB) 5.00%, 12/15/29 (c)	1,315,728
	New York City Water and Sewer System, Series BB (RB)
310,000	5.00%, 06/15/27 (c)	381,891
595,000	5.00%, 06/15/27 (c)	747,444
Principal Amount		Value

New York: (continued)
$1,865,000	New York City Water and Sewer System, Series DD (RB) 5.00%, 06/15/31	$2,563,148
215,000	New York City Water and Sewer System, Series EE (RB) 5.00%, 06/15/27 (c)	264,440
500,000	New York City Water and Sewer System, Series FF-2 (RB) 5.00%, 06/15/29 (c)	644,670
	New York State Dormitory Authority, Columbia University (RB)
170,000	5.00%, 04/01/26 (c)	207,107
510,000	5.00%, 04/01/26 (c)	622,154
115,000	New York State Dormitory Authority, Columbia University, Series A (RB) (FHA) 5.00%, 10/01/28	150,668
25,000	New York State Dormitory Authority, Columbia University, Series B (RB) 5.00%, 10/01/27	31,958
	New York State Dormitory Authority, Cornell University, Series A (RB)
200,000	4.00%, 07/01/26 (c)	229,933
230,000	5.00%, 07/01/26 (c)	280,234
	New York State Dormitory Authority, Cornell University, Series D (RB)
110,000	5.00%, 07/01/33	156,968
1,100,000	5.00%, 07/01/34	1,591,687
800,000	New York State Dormitory Authority, Fordham University (RB) 4.00%, 07/01/27 (c)	918,582
1,000,000	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Series 1 (RB) 4.00%, 07/01/29 (c)	1,181,442
315,000	New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB) 5.00%, 08/01/27	388,063
250,000	New York State Dormitory Authority, New School University, Series A (RB) 5.00%, 01/01/27 (c)	304,792
20,000	New York State Dormitory Authority, New York State University, Series B (RB) 5.00%, 07/01/25 (c)	23,233
	New York State Dormitory Authority, New York University, Series A (RB)
260,000	5.00%, 07/01/26 (c)	316,491
200,000	5.00%, 07/01/27 (c)	247,362
250,000	5.00%, 07/01/27 (c)	310,201
250,000	5.00%, 07/01/27 (c)	313,651
385,000	5.00%, 07/01/28 (c)	489,811
100,000	5.00%, 07/01/29 (c)	131,173
	New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (SAW)
200,000	5.00%, 10/01/26 (c)	241,959

See Notes to Financial Statements

76

Principal Amount		Value

New York: (continued)
$1,325,000	5.00%, 10/01/26 (c)	$1,610,768
370,000	5.00%, 10/01/26 (c)	451,549
635,000	5.00%, 10/01/27 (c)	802,318
100,000	5.00%, 10/01/27 (c)	124,581
	New York State Dormitory Authority, Sloan-Kettering Cancer Center, Series 1 (RB) (AGM)
850,000	2.00%, 07/01/29 (c)	875,094
525,000	4.00%, 07/01/27 (c)	606,793
1,330,000	5.00%, 07/01/27	1,677,885
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
475,000	4.00%, 02/15/27 (c)	544,455
195,000	5.00%, 03/15/25 (c)	227,837
150,000	5.00%, 03/15/25 (c)	175,950
1,040,000	5.00%, 08/15/26 (c)	1,273,310
1,375,000	5.00%, 02/15/27 (c)	1,695,795
1,000,000	5.00%, 02/15/27 (c)	1,224,589
595,000	5.00%, 02/15/27 (c)	727,792
3,910,000	5.00%, 03/15/29 (c)	4,943,847
100,000	5.00%, 03/15/29	130,181
1,500,000	5.00%, 03/15/29 (c)	1,910,446
1,645,000	5.00%, 03/15/29 (c)	2,089,707
3,000,000	5.00%, 03/15/30	3,965,074
4,000,000	5.00%, 03/15/31 (c)	5,320,414
	New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
420,000	5.00%, 02/15/27	523,041
2,000,000	5.00%, 08/15/27 (c)	2,486,838
640,000	5.00%, 08/15/27 (c)	805,743
385,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/24 (c)	435,403
	New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
940,000	5.00%, 08/15/26 (c)	1,144,873
315,000	5.00%, 08/15/26 (c)	384,933
540,000	5.00%, 08/15/26 (c)	661,142
2,000,000	5.00%, 02/15/30 (c)	2,601,640
115,000	5.00%, 02/15/30 (c)	150,367
320,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 02/15/25 (c)	374,305
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
115,000	5.00%, 03/15/24 (c)	130,232
340,000	5.00%, 03/15/24 (c)	385,138
60,000	5.00%, 09/15/26 (c)	73,242
140,000	5.00%, 09/15/26 (c)	171,227
2,380,000	5.00%, 09/15/26 (c)	2,916,487
250,000	5.00%, 01/01/27 (c)	296,771
1,405,000	5.00%, 03/15/27 (c)	1,720,301
515,000	5.00%, 03/15/27 (c)	634,418
305,000	5.00%, 03/15/27 (c)	376,984
Principal Amount		Value

New York: (continued)
$1,000,000	5.00%, 03/15/27 (c)	$1,226,711
	New York State Dormitory Authority, State Sales Tax, Series B (RB)
170,000	5.00%, 09/15/25 (c)	202,307
120,000	5.00%, 09/15/25 (c)	143,780
750,000	New York State Dormitory Authority, State Sales Tax, Series C (RB) 5.00%, 03/15/28 (c)	937,072
2,560,000	New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/27 (c)	3,203,861
1,000,000	New York State Dormitory Authority, Supported Debt Montefiore, Series A (RB) 5.00%, 08/01/28 (c)	1,224,192
385,000	New York State Dormitory Authority, The New School, Series A (RB) 5.00%, 01/01/27 (c)	461,227
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
1,415,000	5.00%, 06/15/26 (c)	1,721,849
765,000	5.00%, 06/15/26 (c)	932,185
500,000	5.00%, 06/15/26 (c)	610,681
150,000	5.00%, 06/15/27 (c)	186,187
405,000	5.00%, 06/15/27 (c)	509,731
1,250,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB) 5.00%, 06/15/29 (c)	1,616,949
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series E (RB)
495,000	3.00%, 06/15/27 (c)	542,740
500,000	5.00%, 06/15/27 (c)	621,566
1,000,000	5.00%, 06/15/27 (c)	1,244,679
500,000	5.00%, 06/15/27	633,469
1,000,000	New York State Housing Finance Agency, Series H (RB) (AGM) 2.10%, 05/01/29 (c)	1,004,627
	New York State Thruway Authority, Series A (RB)
600,000	5.00%, 01/01/26 (c)	719,318
650,000	5.00%, 01/01/26 (c)	780,069
800,000	New York State Thruway Authority, Series B (RB) (AGM) 4.00%, 01/01/30 (c)	933,071
	New York State Thruway Authority, Series L (RB)
1,120,000	3.50%, 01/01/28 (c)	1,236,984
1,500,000	5.00%, 01/01/28 (c)	1,874,729
1,300,000	5.00%, 01/01/28 (c)	1,619,147
	New York State Urban Development Corp., State Personal Income, Series A (RB)
325,000	5.00%, 03/15/27 (c)	399,508
750,000	5.00%, 03/15/27 (c)	927,977

See Notes to Financial Statements

77

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	New York State Urban Development Corp., State Personal Income, Series C (RB)
$1,000,000	4.00%, 09/15/30 (c)	$1,194,918
1,000,000	4.00%, 09/15/30 (c)	1,210,402
350,000	5.00%, 09/15/27 (c)	438,122
2,000,000	5.00%, 09/15/27 (c)	2,496,421
250,000	5.00%, 09/15/30 (c)	327,370
1,000,000	New York State Urban Development Corp., State Sales Tax, Series A (RB) 5.00%, 09/15/29 (c)	1,287,484
	New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB)
1,000,000	5.00%, 12/01/30 (c)	1,293,340
750,000	5.00%, 12/01/30 (c)	976,278
300,000	Port Authority of New York and New Jersey, Series 198 (RB) 5.00%, 11/15/26 (c)	367,116
	Port Authority of New York and New Jersey, Series 205 (RB)
2,500,000	5.00%, 11/15/27 (c)	3,112,891
1,000,000	5.00%, 11/15/27 (c)	1,250,645
840,000	5.00%, 11/15/27 (c)	1,059,510
	Port Authority of New York and New Jersey, Series 209 (RB)
500,000	5.00%, 07/15/28 (c)	626,447
255,000	5.00%, 07/15/28	327,075
500,000	Port Authority of New York and New Jersey, Series 211 (RB) 5.00%, 09/01/28 (c)	631,693
500,000	Port Authority of New York and New Jersey, Series 217 (RB) 5.00%, 11/01/29 (c)	644,596
	Port Authority of New York and New Jersey, Series 222 (RB)
3,500,000	4.00%, 07/15/30 (c)	4,179,914
2,000,000	4.00%, 07/15/30 (c)	2,400,134
1,000,000	5.00%, 07/15/30 (c)	1,297,146
470,000	State of New York Mortgage Agency, Series 192 (RB) 3.80%, 10/01/24 (c)	499,869
615,000	State of New York Mortgage Agency, Series 195 (RB) 3.00%, 04/01/25 (c)	645,186
735,000	State of New York Mortgage Agency, Series 197 (RB) 2.60%, 04/01/25 (c)	762,267
460,000	State of New York Mortgage Agency, Series 205 (RB) 3.13%, 10/01/26 (c)	490,890
825,000	State of New York Mortgage Agency, Series 208 (RB) 3.60%, 04/01/27 (c)	901,529
10,000	Suffolk County Water Authority (RB) 4.00%, 06/01/25 (c)	11,306
20,000	Triborough Bridge and Tunnel Authority, Series A (RB) 5.00%, 05/15/26 (c)	24,202
Principal Amount		Value

New York: (continued)
	Triborough Bridge and Tunnel Authority, Series B (RB)
$1,550,000	5.00%, 05/15/27 (c)	$1,901,520
1,070,000	5.00%, 05/15/27 (c)	1,308,517
1,255,000	5.00%, 05/15/27 (c)	1,530,875
1,000,000	5.00%, 05/15/27 (c)	1,254,400
1,035,000	5.00%, 05/15/27 (c)	1,279,814
1,350,000	5.00%, 05/15/27 (c)	1,661,246
1,000,000	5.00%, 11/15/31	1,365,088
	Triborough Bridge and Tunnel Authority, Series C (RB)
1,565,000	5.00%, 11/15/27	1,990,829
500,000	5.00%, 11/15/28	650,089
1,000,000	Triborough Bridge and Tunnel Authority, Series D (RB) 5.00%, 11/15/30 (c)	1,315,534
	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
500,000	5.00%, 06/01/27 (c)	605,695
845,000	5.00%, 06/01/27 (c)	1,018,354
1,140,000	5.00%, 06/01/27 (c)	1,385,597
130,000	5.00%, 06/01/27 (c)	160,920
285,000	5.00%, 06/01/27 (c)	350,895
200,000	Utility Debt Securitization Authority (RB) 5.00%, 12/15/25 (c)	241,398
	Utility Debt Securitization Authority, Series A (RB)
140,000	5.00%, 06/15/23 (c)	154,273
360,000	5.00%, 06/15/25 (c)	427,253
310,000	5.00%, 12/15/25 (c)	374,166
425,000	5.00%, 06/15/26 (c)	520,762
610,000	5.00%, 06/15/26 (c)	741,938
500,000	5.00%, 06/15/26 (c)	605,903
1,135,000	Utility Debt Securitization Authority, Series B (RB) 5.00%, 06/15/26 (c)	1,384,325
		263,649,757
North Carolina: 2.0%
450,000	Cape Fear Public Utility Authority, Water and Sewer System (RB) 4.00%, 08/01/26 (c)	523,386
100,000	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series A (RB) 4.00%, 01/15/26 (c)	111,699
250,000	City of Charlotte (GO) 5.00%, 06/01/27	316,237
590,000	County of Forsyth, Public Improvement, Series B (GO) 3.00%, 03/01/27 (c)	652,139
	County of Mecklenburg, Series A (GO)
900,000	4.00%, 04/01/27 (c)	1,061,963
1,000,000	4.00%, 04/01/27 (c)	1,184,303
250,000	County of Mecklenburg, Series B (GO) 2.00%, 12/01/26 (c)	258,725
	County of New Hanover, New Hanover Regional Medical Center (RB)
1,300,000	5.00%, 10/01/27 (c)	1,640,405
590,000	5.00%, 10/01/27	744,491

See Notes to Financial Statements

78

Principal Amount		Value

North Carolina: (continued)
$1,000,000	County of Union, Enterprise Systems (RB) 4.00%, 06/01/31 (c)	$1,268,330
	County of Wake, Series A (RB)
150,000	3.13%, 08/01/28 (c)	168,345
500,000	5.00%, 12/01/26 (c)	617,064
130,000	North Carolina Capital Facilities Finance Agency, Wake Forest University (RB) 5.00%, 07/01/26 (c)	157,961
10,000	North Carolina Medical Care Commission, Duke University Health System, Series D (RB) 4.00%, 06/01/26 (c)	11,301
365,000	North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 5.00%, 06/01/27	456,998
1,000,000	North Carolina Municipal Power Agency No. 1, Series A (RB) 5.00%, 01/01/30 (c)	1,296,481
	North Carolina Turnpike Authority, Triangle Expressway System (RB)
500,000	5.00%, 01/01/27 (c)	597,024
945,000	5.00%, 01/01/27 (c)	1,158,723
380,000	5.00%, 01/01/29 (c)	484,437
	North Carolina Turnpike Authority, Triangle Expressway System, Series A (RB)
800,000	4.00%, 01/01/28 (c)	942,504
360,000	4.00%, 01/01/28 (c)	424,947
890,000	4.00%, 01/01/28 (c)	1,053,501
1,500,000	State of North Carolina (RB) 5.00%, 03/01/28	1,919,533
625,000	State of North Carolina, Department of State Treasurer, Series B (GO) 2.13%, 06/01/29 (c)	646,812
2,500,000	State of North Carolina, Grant Anticipation (RB) 5.00%, 03/01/29 (c)	3,231,503
	State of North Carolina, Series A (GO)
1,000,000	3.00%, 06/01/28 (c)	1,118,214
380,000	3.00%, 06/01/28 (c)	422,381
1,440,000	5.00%, 05/01/28	1,855,602
1,140,000	5.00%, 06/01/28 (c)	1,461,116
1,000,000	5.00%, 05/01/29 (c)	1,297,916
1,100,000	5.00%, 06/01/30 (c)	1,479,634
	State of North Carolina, Series B (RB)
800,000	3.00%, 05/01/27 (c)	886,614
420,000	5.00%, 06/01/26 (c)	513,219
2,355,000	5.00%, 05/01/27	2,961,149
215,000	5.00%, 05/01/27	270,338
880,000	5.00%, 05/01/27 (c)	1,095,196
1,200,000	5.00%, 05/01/28	1,546,335
		35,836,526

Principal Amount		Value

North Dakota: 0.1%
$410,000	County of Ward, North Dakota Health Care Facilities, Series C (RB) 5.00%, 06/01/28 (c)	$480,659
305,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series A (RB) 3.55%, 07/01/27 (c)	331,663
390,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series D (RB) (SAW) 3.55%, 01/01/28 (c)	422,128
100,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series F (RB) 3.35%, 01/01/27 (c)	108,262
	North Dakota Public Finance Authority, Series A (RB)
365,000	5.00%, 10/01/24 (c)	421,113
300,000	5.00%, 10/01/24 (c)	346,452
		2,110,277
Ohio: 3.0%
	Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
3,000,000	5.00%, 06/01/30 (c)	3,840,670
2,000,000	5.00%, 06/01/30 (c)	2,573,596
500,000	City of Cleveland, Bridges and Roadways Improvements, Series B-2 (RB) 5.00%, 04/01/28 (c)	619,371
	City of Columbus, Series 1 (GO)
200,000	4.00%, 10/01/27 (c)	236,218
250,000	5.00%, 10/01/27 (c)	317,720
750,000	5.00%, 10/01/27 (c)	949,066
	City of Columbus, Various Purpose, Series A (GO)
960,000	3.00%, 08/15/25 (c)	1,031,449
380,000	4.00%, 08/15/25 (c)	434,614
1,000,000	5.00%, 04/01/30	1,342,259
1,245,000	City of Columbus, Various Purpose, Series B (GO) 5.00%, 04/01/29 (c)	1,623,775
	County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
1,030,000	5.00%, 02/01/28 (c)	1,286,869
115,000	5.00%, 02/01/28 (c)	145,636
1,250,000	5.00%, 12/01/29	1,645,562
1,000,000	5.00%, 06/01/30 (c)	1,318,958
	County of Butler (RB)
400,000	4.00%, 11/15/27 (c)	458,536
1,805,000	5.00%, 11/15/27 (c)	2,212,737
	County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
100,000	5.00%, 02/15/27 (c)	118,977
250,000	5.00%, 02/15/27 (c)	301,218
	County of Franklin, Nationwide Children’s Hospital Project, Series A (RB)
145,000	5.00%, 11/01/27 (c)	177,690
125,000	5.00%, 11/01/27 (c)	153,611
120,000	5.00%, 11/01/27 (c)	148,124

See Notes to Financial Statements

79

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Ohio: (continued)
$340,000	County of Hamilton, Sales Tax, Series A (RB) 5.00%, 12/01/26 (c)	$411,807
1,000,000	County of Hamilton, Sewer System, Series A (RB) 5.00%, 12/01/29 (c)	1,315,945
355,000	County of Montgomery, Premier Health Partners Obligated Group, Series A (RB) 5.00%, 11/15/27	441,600
165,000	County of Scioto, Southern Ohio Medical Center (RB) 3.38%, 02/15/26 (c)	173,589
	Cuyahoga Community College District (GO)
500,000	4.00%, 06/01/26 (c)	566,777
350,000	4.00%, 06/01/26 (c)	397,654
20,000	Kent State University (RB) 5.00%, 05/01/26 (c)	24,149
1,000,000	Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/29 (c)	1,129,200
	Ohio Turnpike and Infrastructure Commission, Series A (RB)
500,000	5.00%, 02/15/28 (c)	622,085
500,000	5.00%, 02/15/28 (c)	624,016
500,000	5.00%, 02/15/28 (c)	626,909
1,020,000	Ohio Water Development Authority, Fresh Water (RB) 5.00%, 03/01/28 (c)	1,312,195
125,000	Ohio Water Development Authority, Fresh Water, Series A (RB) 5.00%, 06/01/26 (c)	153,343
	Ohio Water Development Authority, Fresh Water, Series B (RB)
1,000,000	5.00%, 12/01/26 (c)	1,234,976
200,000	5.00%, 12/01/26 (c)	247,737
	Ohio Water Development Authority, Water Pollution Control, Series A (RB)
960,000	5.00%, 06/01/27 (c)	1,190,603
2,000,000	5.00%, 12/01/27	2,558,839
1,000,000	5.00%, 12/01/27	1,279,419
1,000,000	5.00%, 06/01/30 (c)	1,331,019
	Ohio Water Development Authority, Water Pollution Control, Series B (RB)
20,000	5.00%, 12/01/25 (c)	24,140
40,000	5.00%, 12/01/25 (c)	48,341
	State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB)
760,000	4.00%, 01/01/28 (c)	892,323
480,000	5.00%, 03/15/24 (c)	542,252
130,000	5.00%, 01/01/28 (c)	162,671
135,000	5.00%, 01/01/28 (c)	170,800
140,000	5.00%, 01/01/28 (c)	176,254
425,000	5.00%, 01/01/28 (c)	541,509
770,000	5.00%, 01/01/28	983,748
	State of Ohio, Capital Facilities Lease Appropriation Bonds, Series A (RB)
805,000	5.00%, 04/01/28 (c)	1,007,787
640,000	5.00%, 04/01/28 (c)	803,627
615,000	5.00%, 04/01/28 (c)	774,566
Principal Amount		Value

Ohio: (continued)
	State of Ohio, Common Schools, Series A (GO)
$660,000	5.00%, 03/15/23 (c)	$717,461
500,000	5.00%, 03/15/24 (c)	566,225
25,000	5.00%, 03/15/24 (c)	28,235
395,000	State of Ohio, Higher Education, Series C (GO) 5.00%, 08/01/27	500,225
165,000	State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 3.25%, 12/01/25 (c)	176,658
550,000	State of Ohio, Highway Capital Improvement, Series S (GO) 5.00%, 05/01/26 (c)	668,149
1,000,000	State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 05/01/27 (c)	1,238,980
1,000,000	State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/28	1,289,399
	State of Ohio, Infrastructure Project, Series 1 (RB)
200,000	5.00%, 12/15/30	271,609
750,000	5.00%, 12/15/31	1,038,943
225,000	State of Ohio, Major New State Infrastructure Improvement Bonds (RB) 5.00%, 06/15/26 (c)	273,666
100,000	State of Ohio, Parks and Recreation Improvement, Series A (RB) 5.00%, 12/01/27 (c)	125,905
500,000	State of Ohio, Parks and Recreation Improvement, Series C (RB) 5.00%, 12/01/26 (c)	611,357
2,225,000	The Ohio State University, Multiyear Debt Issuance Program, Series A (RB) 5.00%, 12/01/29	2,939,760
100,000	Village of Bluffton, Blanchard Valley Health System (RB) 4.00%, 12/01/27 (c)	112,716
		53,265,824
Oklahoma: 0.4%
	Canadian County Educational Facilities Authority, Mustang Public Schools (RB)
330,000	3.00%, 09/01/26 (c)	363,783
1,405,000	5.00%, 09/01/26 (c)	1,715,304
	Grand River Dam Authority, Series A (RB)
130,000	5.00%, 12/01/26 (c)	160,348
100,000	5.00%, 12/01/26 (c)	123,507
410,000	5.00%, 12/01/26 (c)	507,875
155,000	Oklahoma Capitol Improvement Authority (RB) 4.00%, 07/01/26 (c)	178,114
565,000	Oklahoma Turnpike Authority, Series C (RB) 5.00%, 01/01/27 (c)	686,331

See Notes to Financial Statements

80

Principal Amount		Value

Oklahoma: (continued)
	Oklahoma Turnpike Authority, Series E (RB)
$300,000	5.00%, 01/01/27 (c)	$367,905
155,000	5.00%, 01/01/27 (c)	191,502
530,000	Tulsa County Industrial Authority (RB) 5.00%, 09/01/25 (c)	629,554
	Tulsa Public Facilities Authority (RB)
1,075,000	4.00%, 10/01/26 (c)	1,266,045
250,000	4.00%, 10/01/26	293,205
		6,483,473
Oregon: 1.1%
	Asante Health System Obligated Group, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A
700,000	5.00%, 08/15/30 (c)	918,041
720,000	5.00%, 08/15/30 (c)	947,183
410,000	City of Eugene, Electric Utility System Revenue, Series A (RB) 4.00%, 08/01/26 (c)	472,464
1,285,000	Corvallis School District No. 509J, Series B (GO) (SBG) 5.00%, 06/15/28 (c)	1,619,845
	Hillsboro School District No. 1J (GO) (SBG)
590,000	5.00%, 06/15/27 (c)	722,893
1,000,000	5.00%, 06/15/27 (c)	1,236,489
375,000	Medford School District No. 549C (GO) (SBG) 5.00%, 06/15/25 (c)	442,865
1,045,000	Metro Oregon, Series A (GO) 5.00%, 06/01/30 (c)	1,401,367
	Multnomah and Clackamas Counties School District No. 10JT (GO) (SBG)
1,010,000	0.00%, 06/15/27 (c) ^	722,949
1,215,000	0.00%, 06/15/27 (c) ^	912,799
500,000	Multnomah and Clackamas Counties School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	581,833
1,280,000	Multnomah County School District No. 1J, Series B (GO) (SBG) 3.00%, 06/15/30 (c)	1,460,490
	Oregon State Facilities Authority, Samaritan Health Services Project, Series A (RB)
195,000	5.00%, 10/01/26 (c)	230,152
430,000	5.00%, 10/01/26 (c)	508,718
120,000	Oregon State Lottery, Department of Administrative Services, Series C (RB) 5.00%, 04/01/27 (c)	149,625
115,000	Portland Community College District (GO) 5.00%, 06/15/26 (c)	140,522
	Salem-Keizer School District No. 24J (GO) (SBG)
475,000	4.00%, 06/15/28 (c)	561,112
545,000	5.00%, 06/15/28 (c)	696,437
125,000	Sherwood School District No. 88J, Series B (GO) (SBG) 5.00%, 06/15/27 (c)	153,744
Principal Amount		Value

Oregon: (continued)
$690,000	State of Oregon, Department of Administrative Services, Lottery Revenue, Series A (RB) 5.00%, 04/01/27 (c)	$857,360
1,000,000	State of Oregon, Department of Transportation, Series A (RB) 5.00%, 11/15/30 (c)	1,327,366
450,000	State of Oregon, Higher Education, Series I (GO) 4.00%, 08/01/27 (c)	527,125
305,000	State of Oregon, Housing and Community Services Department, Series C (RB) (AGM) 3.55%, 07/01/27 (c)	329,459
905,000	State of Oregon, Housing and Community Services Department, Series D (RB) 3.80%, 01/01/28 (c)	1,000,447
145,000	State of Oregon, Seismic Project and Article XI-Q, Series A (GO) 5.00%, 05/01/27 (c)	179,174
10,000	State of Oregon, Seismic Project and Article XI-Q, Series F (GO) 5.00%, 05/01/26 (c)	12,099
	Tri-County Metropolitan Transportation District of Oregon, Series A (RB)
570,000	3.25%, 04/01/28 (c)	619,556
405,000	5.00%, 10/01/26	496,428
		19,228,542
Pennsylvania: 4.2%
	Allegheny County Hospital Development Authority, Series A (RB)
100,000	5.00%, 04/01/27	123,428
1,120,000	5.00%, 04/01/28 (c)	1,383,728
1,000,000	5.00%, 04/01/28 (c)	1,257,234
290,000	5.00%, 07/15/28	372,200
810,000	5.00%, 07/15/29 (c)	1,042,007
360,000	5.00%, 07/15/29 (c)	468,370
100,000	Allegheny County Sanitary Authority, Sewer Revenue (RB) (AGM) 4.00%, 12/01/26 (c)	115,926
	City of Philadelphia (GO) (AGM)
380,000	5.00%, 08/01/27 (c)	472,127
320,000	5.00%, 08/01/27	403,013
880,000	City of Philadelphia, Gas Works, Series 14 (RB) 5.00%, 10/01/26 (c)	1,066,684
	City of Philadelphia, Series A (RB)
1,000,000	4.00%, 07/01/30 (c)	1,197,570
750,000	5.00%, 08/01/27 (c)	935,708
100,000	5.00%, 08/01/27 (c)	123,616
750,000	5.00%, 08/01/27 (c)	931,830
	City of Philadelphia, Series B (GO)
415,000	5.00%, 02/01/28	525,656
1,500,000	5.00%, 08/01/29 (c)	1,904,198
100,000	5.00%, 08/01/29 (c)	128,478
300,000	5.00%, 08/01/29 (c)	391,418

See Notes to Financial Statements

81

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
	Commonwealth Financing Authority, Series A (RB)
$800,000	5.00%, 06/01/28	$1,009,012
1,000,000	5.00%, 06/01/29	1,281,838
250,000	5.00%, 06/01/30 (c)	329,681
	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB)
415,000	5.00%, 06/01/28 (c)	511,258
265,000	5.00%, 06/01/28 (c)	328,837
775,000	5.00%, 06/01/28 (c)	965,612
	Commonwealth of Pennsylvania, First Series (GO)
510,000	3.00%, 01/01/27 (c)	550,952
900,000	3.00%, 05/01/30 (c)	995,517
600,000	4.00%, 01/01/27 (c)	696,297
500,000	5.00%, 02/01/26 (c)	602,307
255,000	5.00%, 07/15/27	321,315
1,300,000	5.00%, 07/15/28	1,675,806
	Commonwealth of Pennsylvania, Second Series (GO)
1,055,000	3.00%, 09/15/26 (c)	1,127,153
395,000	3.00%, 09/15/26 (c)	429,214
170,000	4.00%, 09/15/26 (c)	195,419
610,000	4.00%, 09/15/26 (c)	709,362
400,000	5.00%, 09/15/26 (c)	492,061
430,000	5.00%, 01/15/27 (c)	534,793
695,000	County of Allegheny, Series C-75 (GO) 5.00%, 11/01/26 (c)	856,778
750,000	County of Chester, Series A (GO) 4.00%, 07/15/26 (c)	875,058
	Dauphin County General Authority, Pinnacle Health System Project, Series A (RB)
605,000	4.00%, 06/01/26 (c)	679,303
20,000	4.00%, 06/01/26 (c)	22,643
475,000	5.00%, 06/01/26 (c)	558,238
1,750,000	Geisinger Authority Health System, Series A (RB) 5.00%, 04/01/30 (c)	2,265,031
2,000,000	Geisinger Authority Health System, Series C (RB) 5.00%, 10/01/29 (c) (p)	2,593,195
630,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series A (RB) 5.00%, 09/01/28 (c)	790,861
	Pennsylvania Economic Development Financing Authority, UPMC (RB)
100,000	4.00%, 09/15/26 (c)	114,321
215,000	4.00%, 09/15/26 (c)	246,266
385,000	5.00%, 09/15/26 (c)	466,045
	Pennsylvania Economic Development Financing Authority, UPMC, Series A (RB)
1,000,000	3.38%, 11/15/27 (c)	1,107,076
205,000	4.00%, 11/15/27 (c)	238,790

Principal Amount		Value

Pennsylvania: (continued)
$125,000	Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania (RB) 5.00%, 05/01/26 (c)	$147,850
	Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania, Series AT-1 (RB)
775,000	4.00%, 06/15/26 (c)	880,528
785,000	5.00%, 06/15/26 (c)	947,581
	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Series A (RB)
150,000	3.13%, 08/15/27 (c)	164,468
725,000	4.00%, 08/15/26 (c)	841,007
1,000,000	5.00%, 08/15/27 (c)	1,258,776
270,000	5.00%, 08/15/27 (c)	335,993
275,000	5.00%, 08/15/27 (c)	343,923
425,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 119 (RB) 3.20%, 04/01/25 (c)	447,083
700,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 121 (RB) 2.80%, 10/01/25 (c)	735,108
590,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 122 (RB) 3.65%, 04/01/26 (c)	626,885
1,730,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123B (RB) 3.45%, 10/01/26 (c)	1,862,975
300,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 124-B (RB) 3.20%, 10/01/26 (c)	319,704
20,000	Pennsylvania State University, Series B (RB) 5.00%, 09/01/26 (c)	24,288
	Pennsylvania Turnpike Commission (RB)
720,000	3.00%, 06/01/26 (c)	761,708
550,000	5.00%, 12/01/25 (c)	655,068
430,000	5.00%, 12/01/25 (c)	513,145
1,000,000	5.00%, 12/01/27	1,241,577
300,000	5.00%, 12/01/27 (c)	371,995
250,000	5.00%, 12/01/27 (c)	311,297
450,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinate (RB) 5.00%, 12/01/26 (c)	554,563
	Pennsylvania Turnpike Commission, Second Series (RB)
965,000	3.00%, 06/01/26 (c)	1,018,564
690,000	4.00%, 06/01/26 (c)	774,399
	Pennsylvania Turnpike Commission, Series A (RB)
750,000	5.00%, 12/01/26 (c)	922,616
15,000	5.00%, 12/01/26 (c)	18,297
110,000	5.00%, 12/01/26 (c)	136,691

See Notes to Financial Statements

82

Principal Amount		Value

Pennsylvania: (continued)
$310,000	5.00%, 12/01/26 (c)	$381,651
500,000	5.00%, 12/01/29 (c)	652,105
	Pennsylvania Turnpike Commission, Series A-2 (RB)
790,000	5.00%, 06/01/26 (c)	948,571
175,000	5.00%, 12/01/27 (c)	220,987
100,000	5.00%, 12/01/27 (c)	127,378
510,000	Pennsylvania Turnpike Commission, Series B (RB) (AGM) 5.00%, 06/01/27 (c)	622,804
760,000	Pennsylvania Turnpike Commission, Series B-1 (RB) 5.00%, 06/01/27 (c)	934,515
205,000	Pennsylvania Turnpike Commission, Series B-2 (RB) 5.00%, 06/01/27 (c)	251,311
110,000	Philadelphia Authority for Industrial Development, Children’s Hospital of Philadelphia Project (RB) 4.00%, 07/01/27 (c)	127,640
10,000	Philadelphia Authority for Industrial Development, Temple University, Second Series (RB) 5.00%, 04/01/25 (c)	11,650
	Philadelphia Gas Works Co., Fourteenth Series (RB)
680,000	5.00%, 10/01/26 (c)	822,261
970,000	5.00%, 10/01/26 (c)	1,174,068
735,000	5.00%, 10/01/26 (c)	890,492
	Pittsburgh Water and Sewer Authority, Series B (RB) (AGM)
1,460,000	5.00%, 09/01/31	1,968,210
2,000,000	5.00%, 09/01/32	2,746,196
2,000,000	5.00%, 09/01/33	2,793,224
170,000	Reading School District of Berks County (GO) (AGM) (SAW) 5.00%, 03/01/27 (c)	206,335
	School District of Philadelphia, Series A (GO) (SAW)
410,000	5.00%, 09/01/28 (c)	515,665
450,000	5.00%, 09/01/28 (c)	569,833
250,000	5.00%, 09/01/28 (c)	317,607
485,000	School District of Philadelphia, Series F (GO) (SAW) 5.00%, 09/01/26 (c)	586,073
220,000	School District of the City of Erie, Series A (GO) (AGM) (SAW) 5.00%, 04/01/29 (c)	278,222
845,000	Southeastern Pennsylvania Transportation Authority (RB) 5.00%, 06/01/27 (c)	1,052,744
	State Public School Building Authority, The School District of Philadelphia Project, Series A (RB) (AGM) (SAW)
260,000	5.00%, 12/01/26 (c)	315,539
2,750,000	5.00%, 12/01/26 (c)	3,340,754
880,000	5.00%, 12/01/26 (c)	1,079,212
765,000	Westmoreland County Municipal Authority (RB) 5.00%, 08/15/25 (c)	906,903
		76,471,269
Principal Amount		Value

Rhode Island: 0.2%
	Rhode Island Commerce Corp., Department of Transportation, Series B (RB)
$380,000	5.00%, 06/15/26 (c)	$459,849
230,000	5.00%, 06/15/26 (c)	279,618
	Rhode Island Health and Educational Building Corp., Pooled Issue, Series A (RB)
880,000	4.00%, 05/15/26 (c)	1,007,830
110,000	5.00%, 05/15/26 (c)	133,841
1,000,000	Rhode Island Housing and Mortgage Finance Corp., Series 73-A (RB) (AGM) 2.10%, 10/01/29 (c)	1,018,320
345,000	State of Rhode Island and Providence Plantations, Series A (GO) 3.00%, 04/01/28 (c)	380,255
250,000	State of Rhode Island and Providence Plantations, Series B (GO) 5.00%, 08/01/27 (c)	311,930
180,000	State of Rhode Island and Providence Plantations, Series D (GO) 5.00%, 08/01/24 (c)	206,772
		3,798,415
South Carolina: 0.4%
	Aiken County Consolidated School District, Series A (GO)
535,000	4.00%, 04/01/29 (c)	639,481
1,000,000	4.00%, 04/01/29 (c)	1,198,627
185,000	County of York (GO) (SAW) 5.00%, 04/01/24 (c)	210,324
	Lancaster County School District (GO)
325,000	3.25%, 03/01/27 (c)	362,436
1,000,000	4.00%, 03/01/27 (c)	1,185,309
100,000	Lexington County Health Services District, Inc. (RB) (AGM) 5.00%, 11/01/27 (c)	123,527
250,000	Lexington County School District No. 2 (GO) 3.00%, 03/01/26 (c)	270,411
1,000,000	South Carolina State, Clemson University, Series A (GO) (SAW) 4.00%, 10/01/27 (c)	1,193,253
	South Carolina Transportation Infrastructure Bank, Series A (RB)
655,000	2.25%, 10/01/25 (c)	666,161
100,000	5.00%, 10/01/28 (c)	125,925
	York County, South Carolina Fort Mill School District No. 4, Series B (GO)
500,000	3.00%, 03/01/27 (c)	547,750
325,000	3.00%, 03/01/27 (c)	356,923
		6,880,127
South Dakota: 0.1%
	South Dakota Health and Educational Facilities Authority (RB)
1,075,000	4.00%, 09/01/27 (c)	1,215,620
255,000	5.00%, 09/01/27 (c)	309,328
100,000	5.00%, 09/01/27 (c)	120,892
400,000	South Dakota Housing Development Authority (RB) 3.70%, 11/01/26 (c)	430,247
		2,076,087

See Notes to Financial Statements

83

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Tennessee: 1.2%
$250,000	Chattanooga Health, Educational and Housing Facility Board, Series A-1 (RB) 5.00%, 08/01/28	$316,770
300,000	County of Hamilton, Series A (GO) 5.00%, 04/01/28	386,289
	Greeneville Health and Educational Facilities Board, Ballad Health, Series A (RB)
810,000	5.00%, 07/01/23 (c)	873,027
915,000	5.00%, 07/01/23 (c)	986,198
550,000	5.00%, 07/01/23 (c)	592,796
	Knox County Health Educational and Housing Facility Board (RB)
700,000	5.00%, 04/01/27 (c)	827,995
490,000	5.00%, 04/01/27 (c)	582,690
	Memphis-Shelby County Industrial Development Board, Series B (RB)
150,000	5.00%, 11/01/26 (c)	182,500
720,000	5.00%, 11/01/26 (c)	883,414
	Metropolitan Government of Nashville and Davidson County (GO)
915,000	2.50%, 07/01/26 (c)	976,759
580,000	4.00%, 07/01/26 (c)	671,102
545,000	4.00%, 07/01/26 (c)	631,648
590,000	4.00%, 07/01/27 (c)	704,971
275,000	4.00%, 07/01/27 (c)	325,735
335,000	4.00%, 07/01/27	402,441
235,000	5.00%, 07/01/26 (c)	285,524
	Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Vanderbilt University Center, Series A (RB)
130,000	5.00%, 07/01/26 (c)	156,491
600,000	5.00%, 07/01/26 (c)	725,412
	Shelby County, Public Improvement, Series B (GO)
1,000,000	4.00%, 04/01/30 (c)	1,227,707
3,000,000	4.00%, 04/01/30 (c)	3,696,112
1,000,000	4.00%, 04/01/30 (c)	1,225,100
200,000	Shelby County, Tennessee Health, Educational and Housing Facility Board, Methodist Le Bonheur Healthcare, Series A (RB) 5.00%, 05/01/27 (c)	242,388
	State of Tennessee, Series A (GO)
500,000	5.00%, 08/01/26 (c)	608,557
800,000	5.00%, 08/01/26 (c)	980,621
460,000	Tennessee Housing Development Agency, Series 2 (RB) 3.50%, 07/01/27 (c)	499,722
170,000	Tennessee Housing Development Agency, Series 2B (RB) 3.70%, 07/01/26 (c)	183,531
	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB)
285,000	5.00%, 11/01/27 (c)	355,877
Principal Amount		Value

Tennessee: (continued)
$395,000	5.00%, 11/01/27 (c)	$490,895
365,000	5.00%, 11/01/27	464,409
750,000	5.00%, 11/01/27 (c)	943,506
		21,430,187
Texas: 8.9%
	Aldine Independent School District, Series A (GO)
910,000	4.00%, 02/15/27 (c)	1,058,258
675,000	4.00%, 02/15/27 (c)	783,479
140,000	5.00%, 02/15/25 (c)	163,529
700,000	5.00%, 02/15/27 (c)	867,327
880,000	5.00%, 02/15/27 (c)	1,092,967
	Alvin Independent School District, Series A (GO)
500,000	5.00%, 02/15/26 (c)	601,956
645,000	5.00%, 02/15/26 (c)	779,908
	Arlington Independent School District (GO)
500,000	4.00%, 02/15/29 (c)	608,217
1,000,000	4.00%, 02/15/29 (c)	1,218,935
2,000,000	5.00%, 02/15/29	2,619,268
	Austin Independent School District (GO)
500,000	4.00%, 08/01/26 (c)	578,518
100,000	4.00%, 08/01/26 (c)	116,037
500,000	Austin Independent School District, Series B (GO) 5.00%, 08/01/26 (c)	615,564
100,000	Austin Independent School District, Series C (GO) 5.00%, 08/01/26 (c)	122,416
315,000	Beaumont Independent School District (GO) 3.00%, 02/15/26 (c)	341,657
	Bexar County Hospital District (GO)
385,000	3.00%, 02/15/26 (c)	413,155
250,000	4.00%, 02/15/26 (c)	284,049
115,000	4.00%, 02/15/26 (c)	131,703
1,315,000	5.00%, 02/15/26 (c)	1,577,649
305,000	5.00%, 02/15/28	388,957
250,000	Board of Regents of the University of North Texas System, Series A (RB) 5.00%, 04/15/27	312,472
575,000	Board of Regents of the University of Texas System, Series A (RB) 5.00%, 07/01/25 (c)	677,452
	Board of Regents of the University of Texas System, Series B (RB)
125,000	5.00%, 07/01/26 (c)	151,523
500,000	5.00%, 08/15/29	662,999
200,000	Board of Regents of the University of Texas System, Series D (RB) 5.00%, 08/15/25	238,972
520,000	Board of Regents of the University of Texas System, Series E (RB) 5.00%, 08/15/27	658,817
	Board of Regents of the University of Texas System, Series J (RB)
215,000	5.00%, 08/15/25	256,895
25,000	5.00%, 08/15/26 (c)	30,623

See Notes to Financial Statements

84

Principal Amount		Value

Texas: (continued)
	Central Texas Regional Mobility Authority, Senior Lien (RB)
$250,000	5.00%, 01/01/26 (c)	$292,990
625,000	5.00%, 01/01/26 (c)	734,166
	City of Arlington, Senior Lien Special Tax (AGM) (ST)
305,000	5.00%, 02/15/25 (c)	354,389
150,000	5.00%, 02/15/25 (c)	174,718
100,000	City of Austin, Airport System, Series A (RB) 5.00%, 11/15/26 (c)	120,045
15,000	City of Austin, Public Improvement (GO) 5.00%, 09/01/25 (c)	17,978
	City of Austin, Water and Wastewater System (RB)
360,000	5.00%, 11/15/26 (c)	448,474
995,000	5.00%, 11/15/26 (c)	1,235,232
2,180,000	5.00%, 11/15/26 (c)	2,702,313
235,000	5.00%, 11/15/27 (c)	297,804
500,000	City of Dallas (GO) 5.00%, 02/15/27 (c)	619,724
	City of Dallas, Series A (GO)
600,000	3.00%, 02/15/29 (c)	654,365
2,600,000	5.00%, 02/15/30	3,417,401
	City of Dallas, Series B (GO)
415,000	3.00%, 02/15/29 (c)	452,602
500,000	4.00%, 02/15/29 (c)	592,642
	City of Dallas, Waterworks and Sewer System, Series A (RB)
600,000	5.00%, 10/01/26 (c)	738,313
565,000	5.00%, 10/01/26 (c)	695,583
900,000	5.00%, 10/01/26 (c)	1,110,704
	City of Dallas, Waterworks and Sewer System, Series C (RB)
1,000,000	5.00%, 10/01/30 (c)	1,329,181
1,000,000	5.00%, 10/01/30 (c)	1,338,831
	City of Denton, Utility System (RB)
1,000,000	5.00%, 12/01/26 (c)	1,197,726
965,000	5.00%, 12/01/26 (c)	1,164,217
	City of El Paso (GO)
110,000	4.00%, 08/15/26 (c)	127,306
100,000	4.00%, 08/15/26 (c)	116,013
125,000	5.00%, 08/15/25 (c)	149,122
455,000	City of El Paso, Water and Sewer (RB) 5.00%, 03/01/24 (c)	515,801
235,000	City of Houston, Airport System, Series B (RB) 5.00%, 07/01/28 (c)	296,819
	City of Houston, Airport System, Series D (RB)
1,000,000	5.00%, 07/01/28 (c)	1,243,227
125,000	5.00%, 07/01/28 (c)	157,445
4,500,000	City of Houston, Combined Utility System, First Lien, Series A (RB) 5.00%, 11/15/30 (c)	6,007,285
	City of Houston, Combined Utility System, First Lien, Series B (RB)
105,000	5.00%, 11/15/26 (c)	129,193
220,000	5.00%, 11/15/26 (c)	271,227
Principal Amount		Value

Texas: (continued)
$555,000	5.00%, 11/15/26	$688,657
285,000	5.00%, 11/15/27	362,964
1,500,000	City of Houston, Combined Utility System, First Lien, Series C (RB) 4.00%, 11/15/30 (c)	1,846,651
	City of Houston, Combined Utility System, First Lien, Series D (RB)
750,000	5.00%, 11/15/28 (c)	959,047
1,000,000	5.00%, 11/15/28 (c)	1,280,340
	City of Houston, Public Improvement, Series A (GO)
2,000,000	4.00%, 03/01/27 (c)	2,260,714
500,000	5.00%, 03/01/27 (c)	614,004
520,000	5.00%, 03/01/27 (c)	637,186
1,000,000	5.00%, 03/01/27 (c)	1,236,667
1,000,000	5.00%, 03/01/29 (c)	1,297,820
1,000,000	5.00%, 03/01/29 (c)	1,284,999
	City of Houston, Series A (GO)
535,000	5.00%, 03/01/26 (c)	633,986
180,000	5.00%, 03/01/26 (c)	215,852
515,000	5.00%, 03/01/26 (c)	618,015
105,000	City of Lubbock (GO) 5.00%, 02/15/25 (c)	122,646
205,000	City of San Antonio (GO) 5.00%, 08/01/28 (c)	262,682
	City of San Antonio, Electric and Gas Systems (RB)
500,000	4.00%, 08/01/26 (c)	574,922
1,000,000	4.00%, 02/01/30	1,237,401
125,000	5.00%, 08/01/26 (c)	152,118
110,000	5.00%, 08/01/26 (c)	133,546
1,000,000	5.00%, 08/01/27 (c)	1,243,337
100,000	5.00%, 08/01/27 (c)	124,015
	City of San Antonio, General Improvement (GO)
350,000	5.00%, 02/01/24 (c)	396,013
325,000	5.00%, 08/01/29 (c)	426,742
	Collin County Community College District (GO)
500,000	3.25%, 08/15/27 (c)	555,172
925,000	4.00%, 08/15/27 (c)	1,087,937
190,000	Colorado River Municipal Water District (RB) 5.00%, 01/01/28	241,328
	Conroe Independent School District (GO)
665,000	5.00%, 02/15/27 (c)	820,165
100,000	5.00%, 02/15/28 (c)	125,827
320,000	Corpus Christi Independent School District (GO) 4.00%, 08/15/28 (c)	384,772
	County of Bexar (GO)
520,000	4.00%, 06/15/25 (c)	590,480
150,000	4.00%, 06/15/25 (c)	169,938
290,000	5.00%, 06/15/26 (c)	353,377
880,000	5.00%, 06/15/26 (c)	1,071,327
	County of Dallas (GO)
250,000	5.00%, 08/15/26 (c)	308,277
260,000	5.00%, 08/15/26 (c)	321,373

See Notes to Financial Statements

85

VANECK VECTORS INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
$615,000	County of Denton (GO) 4.00%, 07/15/25 (c)	$702,241
750,000	County of Denton, Series A (GO) 4.00%, 07/15/28 (c)	909,640
	County of Fort Bend, Series B (GO)
500,000	4.00%, 03/01/26 (c)	574,962
20,000	5.00%, 03/01/26 (c)	24,143
	County of Harris, Toll Road, Senior Lien, Series A (RB)
670,000	5.00%, 08/15/26 (c)	810,617
160,000	5.00%, 08/15/26 (c)	193,764
120,000	5.00%, 08/15/26 (c)	144,019
675,000	5.00%, 08/15/26 (c)	815,505
195,000	5.00%, 08/15/26 (c)	238,179
115,000	5.00%, 08/15/26	141,605
695,000	5.00%, 08/15/26 (c)	842,463
190,000	5.00%, 08/15/26 (c)	230,752
190,000	County of Harris, Toll Road, Senior Lien, Series B (RB) 5.00%, 08/15/25 (c)	224,802
	County of Harris, Unlimited Tax Road, Series A (GO)
645,000	5.00%, 10/01/25 (c)	769,597
395,000	5.00%, 10/01/25 (c)	472,257
	Cypress-Fairbanks Independent School District (GO)
360,000	3.00%, 02/15/26 (c)	393,627
125,000	5.00%, 02/15/26 (c)	150,228
	Cypress-Fairbanks Independent School District, Series A (GO)
500,000	3.00%, 02/15/31 (c)	580,275
1,805,000	5.00%, 02/15/29 (c)	2,339,070
835,000	Dallas Area Rapid Transit, Senior Lien (RB) 5.00%, 12/01/29 (c)	1,090,344
	Dallas Area Rapid Transit, Senior Lien, Series A (RB)
185,000	5.00%, 12/01/24 (c)	214,889
165,000	5.00%, 12/01/25 (c)	197,415
130,000	5.00%, 12/01/25 (c)	155,734
545,000	5.00%, 12/01/25 (c)	655,345
	Dallas County Hospital District (GO)
285,000	5.00%, 08/15/27	358,683
575,000	5.00%, 08/15/28	740,720
540,000	Dallas County Utility and Reclamation District (GO) 5.00%, 02/15/28	678,106
1,000,000	Dallas Independent School District (GO) 4.00%, 02/15/30 (c)	1,241,856
	Eagle Mountain and Saginaw Independent School District (GO)
335,000	4.00%, 02/15/26 (c)	386,205
10,000	5.00%, 02/15/26 (c)	12,076
250,000	El Paso County Hospital District (GO) 4.00%, 08/15/27 (c)	271,205
115,000	El Paso Independent School District (GO) 5.00%, 08/15/24 (c)	132,917
	Fort Bend Independent School District (GO)
635,000	4.00%, 08/15/27 (c)	752,787
Principal Amount		Value

Texas: (continued)
$100,000	5.00%, 08/15/27 (c)	$125,948
255,000	5.00%, 08/15/27 (c)	319,323
110,000	Fort Bend Independent School District, Series E (GO) 5.00%, 02/15/26	133,471
500,000	Fort Worth Independent School District (GO) 5.00%, 02/15/26 (c)	602,742
	Frisco Independent School District (GO)
500,000	4.00%, 02/15/27 (c)	583,450
880,000	4.00%, 02/15/27 (c)	1,029,510
1,350,000	4.00%, 08/15/30 (c)	1,680,385
2,000,000	5.00%, 02/15/29 (c)	2,554,330
	Garland Independent School District (GO)
165,000	4.00%, 02/15/25 (c)	186,493
120,000	5.00%, 02/15/25 (c)	140,364
200,000	Grand Parkway Transportation Corp., Series A (RB) 5.00%, 04/01/28 (c)	252,408
250,000	Grapevine-Colleyville Independent School District (GO) 5.00%, 08/15/25 (c)	297,542
480,000	Harris County Flood Control District, Series A (GO) 5.00%, 10/01/25 (c)	574,346
	Harris County Hospital District (RB)
365,000	3.00%, 02/15/26 (c)	383,525
570,000	3.13%, 02/15/26 (c)	599,109
100,000	4.00%, 02/15/26 (c)	110,366
100,000	4.00%, 02/15/26 (c)	110,221
	Harris County, Cultural Education Facilities Finance Corp., Baylor College of Medicine (RB)
385,000	3.00%, 05/15/26 (c)	401,973
730,000	3.00%, 05/15/26 (c)	758,661
210,000	4.00%, 05/15/26 (c)	234,776
245,000	5.00%, 11/15/27	301,126
640,000	Harris County, Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Series B-3 (RB) 5.00%, 09/01/26 (c) (p)	786,732
	Harris County, Cultural Education Facilities Finance Corp., TECO Project (RB)
950,000	4.00%, 11/15/27 (c)	1,111,923
300,000	5.00%, 11/15/27 (c)	377,312
850,000	5.00%, 11/15/27 (c)	1,064,719
330,000	Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 5.00%, 10/01/29	434,650
	Harris County, Flood Control District, Series A (GO)
275,000	5.00%, 10/01/25 (c)	329,319
630,000	5.00%, 10/01/25 (c)	756,272
210,000	5.00%, 10/01/27 (c)	263,740
250,000	5.00%, 10/01/27 (c)	317,617
400,000	Harris County, Flood Control District, Series B (GO) 5.00%, 10/01/25 (c)	479,009

See Notes to Financial Statements

86

Principal Amount		Value

Texas: (continued)
$260,000	Harris County, Toll Road, Senior Lien, Series A (RB) 5.00%, 02/15/28 (c)	$325,922
	Hays Consolidated Independent School District (GO)
800,000	4.00%, 02/15/27 (c)	920,822
500,000	4.00%, 02/15/27 (c)	576,911
	Houston Independent School District, Limited Tax School House (GO)
540,000	5.00%, 02/15/27 (c)	664,745
750,000	5.00%, 02/15/27 (c)	927,384
900,000	5.00%, 02/15/27	1,125,115
	Houston Independent School District, Limited Tax School House, Series A (GO)
215,000	4.00%, 02/15/26 (c)	245,685
350,000	4.00%, 02/15/26 (c)	400,836
270,000	5.00%, 02/15/26 (c)	326,331
400,000	5.00%, 02/15/26 (c)	482,193
135,000	5.00%, 02/15/26 (c)	161,964
605,000	Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/28 (c)	770,948
210,000	Humble Independent School District, Series C (GO) 4.00%, 02/15/26 (c)	239,338
120,000	Katy Independent School District, Fort Bend, Harris and Waller Counties, Series D (GO) 5.00%, 02/15/27 (c)	147,481
100,000	Lamar Consolidated Indecent School District, Unlimited Tax, Series A (GO) 5.00%, 02/15/25 (c)	116,970
400,000	Lewisville Independent School District, Series A (GO) 4.00%, 08/15/25 (c)	458,966
	Lewisville Independent School District, Series B (GO)
550,000	5.00%, 08/15/25 (c)	653,562
145,000	5.00%, 08/15/25 (c)	173,255
400,000	Lone Star College System (GO) 5.00%, 02/15/26 (c)	476,364
	Lower Colorado River Authority (RB)
1,000,000	5.00%, 05/15/30	1,316,187
750,000	5.00%, 05/15/30 (c)	964,901
	Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
320,000	5.00%, 05/15/26 (c)	384,428
275,000	5.00%, 05/15/26 (c)	333,386
90,000	Metropolitan Transit Authority of Harris County, Series A (RB) 5.00%, 11/01/26 (c)	111,773
100,000	Montgomery Independent School District (GO) 5.00%, 02/15/25 (c)	116,806
	New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB)
250,000	4.00%, 08/15/27 (c)	287,844
250,000	5.00%, 08/15/27 (c)	308,528
Principal Amount			Value

Texas: (continued)
$		North Harris County Regional Water Authority (RB)
	250,000	5.00%, 12/15/26 (c)	$307,828
	205,000	5.00%, 12/15/26 (c)	253,817
	245,000	5.00%, 12/15/26 (c)	304,259
		North Texas Municipal Water District, Water System (RB)
	500,000	5.00%, 09/01/26 (c)	610,009
	715,000	5.00%, 09/01/26 (c)	867,316
	400,000	5.00%, 09/01/26 (c)	488,709
	45,000	5.00%, 09/01/26 (c)	54,953
		North Texas Tollway Authority, First Tier, Series A (RB)
	500,000	5.00%, 01/01/26 (c)	591,101
	295,000	5.00%, 01/01/26 (c)	350,819
	425,000	5.00%, 01/01/26 (c)	504,974
	575,000	5.00%, 01/01/26 (c)	681,334
	640,000	5.00%, 01/01/26 (c)	764,538
	460,000	5.00%, 01/01/26 (c)	547,039
	635,000	5.00%, 01/01/26 (c)	754,491
		North Texas Tollway Authority, Second Tier, Series B (RB) (AGM)
	450,000	4.00%, 01/01/27 (c)	509,303
	185,000	5.00%, 01/01/26 (c)	221,715
	875,000	5.00%, 01/01/26 (c)	1,039,681
	880,000	Northside Independent School District (GO) 5.00%, 08/15/27 (c)	1,096,218
	105,000	Northwest Independent School District (GO) 5.00%, 02/15/25 (c)	123,598
	545,000	Northwest Independent School District, Series A (GO) 4.00%, 08/15/28 (c)	647,301
	100,000	Plano Independent School District, Series A (GO) 5.00%, 02/15/26 (c)	121,232
	740,000	Port of Houston Authority of Harris County, Series A-2 (GO) 5.00%, 10/01/30 (c)	991,361
	500,000	San Antonio Independent School District (GO) 4.00%, 08/15/28 (c)	596,638
		San Antonio Water System, Junior Lien, Series A (RB)
	500,000	5.00%, 05/15/28 (c)	630,942
	500,000	5.00%, 05/15/30 (c)	667,283
		Socorro Independent School District, Series B (GO)
	225,000	4.00%, 08/15/27 (c)	264,073
	780,000	5.00%, 08/15/27 (c)	976,754
	800,000	5.00%, 08/15/27 (c)	999,395
	45,000	Spring Independent School District (GO) 5.00%, 08/15/25 (c)	53,494
	15,000	State of Texas, Finance Authority (GO) 5.00%, 10/01/26	18,575
	130,000	State of Texas, Finance Authority, Series A (GO) 5.00%, 10/01/27 (c)	163,332

See Notes to Financial Statements

87

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
	State of Texas, Transportation Commission, Highway Improvement (GO)
$70,000	5.00%, 04/01/26 (c)	$84,561
125,000	5.00%, 04/01/26 (c)	151,136
	State of Texas, Transportation Commission, Highway Improvement, Series A (GO)
400,000	5.00%, 04/01/26 (c)	483,635
500,000	5.00%, 04/01/26 (c)	605,351
150,000	State of Texas, Transportation Commission, Mobility Fund, Series A (GO) 5.00%, 10/01/27 (c)	187,115
	State of Texas, Transportation Commission, Mobility Fund, Series B (GO)
240,000	5.00%, 10/01/27 (c)	299,383
465,000	5.00%, 10/01/27 (c)	581,629
105,000	State of Texas, Water Infrastructure Fund, Series B-1 (GO) 5.00%, 08/01/21 (c)	106,248
	Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health Project, Series A (RB)
80,000	5.00%, 05/15/26 (c)	96,121
855,000	5.00%, 05/15/26 (c)	1,030,178
140,000	Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series A (RB) 5.00%, 07/01/28	177,866
440,000	Tarrant Regional Water Control and Improvement District (RB) 5.00%, 03/01/25 (c)	518,573
820,000	Tarrant Regional Water District (RB) 2.00%, 03/01/30 (c)	862,700
	Texas A&M University, Series D (RB)
10,000	4.00%, 05/15/26 (c)	11,571
110,000	4.00%, 05/15/26 (c)	128,639
100,000	Texas A&M University, Series E (RB) 5.00%, 05/15/27 (c)	124,510
775,000	Texas Department of Housing and Community Affairs, Series A (RB) 2.70%, 09/01/28 (c)	815,637
	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series A (RB)
1,150,000	4.00%, 12/31/30 (c)	1,343,711
1,000,000	4.00%, 12/31/30 (c)	1,172,453
545,000	Texas Public Finance Authority (GO) 5.00%, 10/01/26 (c)	676,861
	Texas State University System, Board of Regents, Series A (RB) (FHA)
650,000	4.00%, 03/15/29 (c)	768,389
160,000	5.00%, 03/15/25 (c)	187,595
100,000	5.00%, 03/15/27 (c)	123,917
Principal Amount		Value

Texas: (continued)
	Texas Water Development Board (RB)
$500,000	3.00%, 10/15/30 (c)	$573,172
250,000	3.00%, 10/15/30 (c)	283,687
950,000	3.00%, 10/15/30 (c)	1,083,389
250,000	3.00%, 10/15/30 (c)	287,859
2,000,000	4.00%, 10/15/30 (c)	2,515,304
370,000	5.00%, 10/15/26 (c)	463,211
600,000	5.00%, 10/15/26 (c)	746,381
1,000,000	5.00%, 08/01/27 (c)	1,258,999
	Texas Water Development Board, Series A (RB)
45,000	4.00%, 10/15/25 (c)	51,572
400,000	4.00%, 10/15/27 (c)	475,418
180,000	4.00%, 04/15/28 (c)	215,018
600,000	4.00%, 04/15/28 (c)	719,378
165,000	5.00%, 10/15/25 (c)	198,648
250,000	5.00%, 10/15/27 (c)	316,687
200,000	5.00%, 10/15/27 (c)	251,986
	Texas Water Development Board, Series B (RB)
120,000	4.00%, 10/15/28 (c)	144,556
1,000,000	4.00%, 10/15/28 (c)	1,210,629
1,000,000	5.00%, 10/15/28 (c)	1,290,721
	Trinity River Authority, Regional Wastewater System (RB)
285,000	5.00%, 08/01/27 (c)	356,039
670,000	5.00%, 08/01/27 (c)	843,529
	University of North Texas, Series A (RB)
140,000	5.00%, 04/15/27 (c)	172,320
75,000	5.00%, 04/15/27 (c)	92,742
165,000	5.00%, 04/15/27 (c)	205,396
	Via Metropolitan Transit Authority, Sales Tax (RB)
645,000	5.00%, 01/15/27 (c)	784,137
135,000	5.00%, 01/15/27 (c)	165,161
		159,908,270
Utah: 0.4%
395,000	Central Utah Water Conservancy District (RB) 4.00%, 10/01/27 (c)	465,664
	State of Utah (GO)
1,140,000	5.00%, 01/01/27 (c)	1,420,166
250,000	5.00%, 01/01/29 (c)	322,431
	State of Utah, Series B (GO)
750,000	5.00%, 07/01/28	973,232
1,275,000	5.00%, 01/01/29 (c)	1,668,684
365,000	University of Utah, Series A (RB) 5.00%, 08/01/27 (c)	453,913
	Utah Transit Authority, Subordinated Sales Tax (RB)
130,000	0.00%, 06/15/26 (c) ^	96,367
865,000	3.00%, 06/15/26 (c)	941,413
850,000	4.00%, 06/15/26 (c)	963,902
		7,305,772
Virginia: 2.3%
650,000	Arlington County, Series B (GO) 5.00%, 08/15/26 (c)	804,582
1,520,000	City of Richmond, Public Utility Revenue, Series A (RB) 5.00%, 01/15/26 (c)	1,825,387

See Notes to Financial Statements

88

Principal Amount		Value

Virginia: (continued)
$1,020,000	Commonwealth of Virginia, Series A (GO) 2.00%, 06/01/31 (c)	$1,045,362
	County of Arlington (GO)
1,990,000	4.00%, 06/15/29 (c)	2,415,880
1,130,000	5.00%, 08/15/27 (c)	1,425,025
	County of Fairfax, Public Improvement, Series A (GO)
375,000	2.00%, 04/01/31 (c)	394,292
750,000	5.00%, 04/01/28 (c)	958,599
1,755,000	5.00%, 04/01/29 (c)	2,297,508
155,000	Fairfax County Industrial Development Authority, Inova Health System Project, Series A (RB) 5.00%, 05/15/26 (c)	186,178
550,000	Fairfax County Water Authority (RB) 4.00%, 04/01/27 (c)	656,841
1,500,000	Loudoun County Economic Development Authority, Loudon County Public Facilities Project, Series A (RB) 3.00%, 12/01/29 (c)	1,687,736
750,000	Loudoun County, Series A (GO) (SAW) 5.00%, 12/01/29 (c)	1,002,147
	Virginia Beach Development Authority, Series A (RB) (AGM)
1,000,000	3.00%, 04/15/30 (c)	1,112,214
1,000,000	3.00%, 04/15/30 (c)	1,115,821
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
1,500,000	4.00%, 02/01/30 (c)	1,825,686
130,000	5.00%, 02/01/26	157,686
110,000	5.00%, 02/01/26 (c)	133,196
2,500,000	5.00%, 02/01/28	3,202,351
250,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series B (RB) 5.00%, 02/01/28	320,235
110,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB) 3.00%, 02/01/27 (c)	120,359
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB)
450,000	5.00%, 02/01/28 (c)	567,752
880,000	5.00%, 02/01/28 (c)	1,115,551
120,000	5.00%, 02/01/28 (c)	153,203
	Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series A (RB)
775,000	3.00%, 09/01/27 (c)	854,307
1,020,000	5.00%, 09/01/26 (c)	1,252,794
970,000	5.00%, 09/01/26 (c)	1,190,241
Principal Amount		Value

Virginia: (continued)
$20,000	5.00%, 09/01/26 (c)	$24,581
30,000	5.00%, 09/01/26 (c)	36,872
	Virginia Commonwealth Transportation Board (RB)
100,000	5.00%, 05/15/26 (c)	122,062
20,000	5.00%, 09/15/26 (c)	24,532
400,000	5.00%, 05/15/27 (c)	501,137
	Virginia Commonwealth Transportation Board, Series A (RB)
180,000	4.00%, 11/15/27 (c)	212,047
250,000	5.00%, 05/15/27	315,177
120,000	5.00%, 11/15/27 (c)	151,151
800,000	5.00%, 11/15/27 (c)	999,127
	Virginia Public Building Authority, Series A (RB)
695,000	3.00%, 08/01/26 (c)	758,094
400,000	3.00%, 08/01/28 (c)	443,748
1,050,000	3.13%, 08/01/28 (c)	1,170,737
250,000	4.00%, 08/01/27 (c)	293,641
325,000	5.00%, 08/01/26	400,685
870,000	5.00%, 08/01/28	1,127,579
700,000	5.00%, 08/01/28 (c)	896,334
1,000,000	5.00%, 08/01/30 (c)	1,324,615
1,000,000	Virginia Public Building Authority, Series A-2 (RB) 4.00%, 08/01/31 (c)	1,250,868
	Virginia Public School Authority (RB) (SAW)
30,000	5.00%, 08/01/26 (c)	36,986
750,000	5.00%, 08/01/26 (c)	925,532
575,000	5.00%, 08/01/26 (c)	710,920
365,000	Virginia Public School Authority, Series A (RB) (SAW) 5.00%, 08/01/25 (c)	435,730
560,000	Virginia Resources Authority, Series C (RB) 4.00%, 11/01/26 (c)	651,407
		40,634,495
Washington: 2.9%
600,000	Auburn School District No. 408 of King and Pierce Counties (GO) (SBG) 4.00%, 06/01/26 (c)	681,800
	Central Puget Sound Regional Transit Authority, Series S-1 (RB)
590,000	5.00%, 11/01/25 (c)	703,519
815,000	5.00%, 11/01/25 (c)	971,411
110,000	5.00%, 11/01/25 (c)	131,218
110,000	5.00%, 11/01/26 (c)	136,074
	City of Seattle, Drainage and Wastewater System (RB)
640,000	4.00%, 04/01/26 (c)	730,728
500,000	4.00%, 07/01/27 (c)	583,043
915,000	City of Seattle, Municipal Light and Power Improvement, Series A (RB) 4.00%, 01/01/28 (c)	1,068,422
	City of Seattle, Water System Improvement (RB)
115,000	4.00%, 02/01/27 (c)	133,447
20,000	5.00%, 08/01/26	24,634
500,000	5.00%, 02/01/27 (c)	611,468

See Notes to Financial Statements

89

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Washington: (continued)
$750,000	County of King (GO) 5.00%, 01/01/29 (c)	$961,472
	Energy Northwest, Colombia Generating Station Electric, Series A (RB)
185,000	5.00%, 07/01/26 (c)	225,616
400,000	5.00%, 07/01/27 (c)	495,264
125,000	5.00%, 07/01/28 (c)	159,425
1,000,000	5.00%, 07/01/29 (c)	1,293,126
1,000,000	5.00%, 07/01/30 (c)	1,316,965
655,000	Energy Northwest, Project 1 Electric, Series A (RB) 5.00%, 07/01/27 (c)	824,223
130,000	Energy Northwest, Project 3 Electric, Series A (RB) 5.00%, 07/01/26 (c)	159,133
	Energy Northwest, Project 3 Electric, Series C (RB)
270,000	5.00%, 07/01/28	349,273
1,000,000	5.00%, 07/01/30 (c)	1,321,193
760,000	FYI Properties (RB) 5.00%, 06/01/27	935,308
	Grant and Douglas Counties School District No. 144-101 (GO) (SBG)
125,000	4.00%, 06/01/26 (c)	142,576
520,000	4.00%, 06/01/26 (c)	596,322
880,000	King County School District No. 210 (GO) (SBG) 4.00%, 12/01/27 (c)	1,031,005
	King County School District No. 401 (GO) (SBG)
690,000	3.13%, 12/01/26 (c)	750,755
700,000	5.00%, 12/01/26 (c)	859,750
515,000	King County School District No. 405 (GO) (SBG) 5.00%, 12/01/26 (c)	636,330
635,000	King County School District No. 411 (GO) (SBG) 4.00%, 06/01/26 (c)	728,201
835,000	King County School District No. 414 (GO) (SBG) 5.00%, 06/01/27 (c)	1,035,577
840,000	King County, Washington Limited Tax (GO) 4.00%, 07/01/27 (c)	993,461
570,000	King County, Washington Limited Tax, Series A (GO) 5.00%, 01/01/25 (c)	663,760
500,000	King County, Washington Limited Tax, Series E (GO) 5.00%, 12/01/25 (c)	601,989
	Kitsap County School District No. 401 (GO) (SBG)
250,000	4.00%, 06/01/26 (c)	284,083
15,000	4.00%, 06/01/26 (c)	17,336
845,000	Pasco School District No. 1, Franklin County (GO) (SBG) 5.00%, 12/01/27 (c)	1,067,667
	Pierce County School District No. 403 (GO) (SBG)
200,000	5.00%, 06/01/29 (c)	256,851
Principal Amount		Value

Washington: (continued)
$500,000	5.00%, 06/01/29 (c)	$649,202
175,000	Pierce County School District No. 416 (GO) (SBG) 4.00%, 06/01/26 (c)	202,092
	Port of Seattle, Intermediate Lien (RB)
30,000	5.00%, 02/01/26 (c)	36,014
130,000	5.00%, 02/01/26 (c)	156,330
	Port of Tacoma, Series A (GO)
110,000	5.00%, 12/01/26 (c)	135,171
500,000	5.00%, 12/01/26 (c)	615,949
	Puyallup School District No. 3 (GO) (SBG)
565,000	5.00%, 06/01/27 (c)	698,964
100,000	5.00%, 06/01/27 (c)	124,399
	State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO)
825,000	5.00%, 08/01/26 (c)	1,004,224
1,000,000	5.00%, 06/01/30 (c)	1,341,021
	State of Washington, Motor Vehicle Fuel Tax, Series R-B (GO)
135,000	5.00%, 08/01/26 (c)	164,872
835,000	5.00%, 08/01/26 (c)	1,026,048
	State of Washington, Series A (GO)
115,000	5.00%, 08/01/26 (c)	139,785
755,000	5.00%, 08/01/26 (c)	918,150
	State of Washington, Series C (GO)
175,000	5.00%, 02/01/25 (c)	204,861
1,545,000	5.00%, 08/01/27	1,956,577
880,000	5.00%, 08/01/27 (c)	1,096,852
170,000	5.00%, 02/01/28 (c)	215,504
	State of Washington, Series D (GO)
100,000	5.00%, 02/01/27 (c)	122,689
880,000	5.00%, 08/01/27 (c)	1,097,993
	State of Washington, Series E (GO)
1,000,000	5.00%, 06/01/31 (c)	1,355,947
750,000	5.00%, 06/01/31 (c)	1,019,822
	State of Washington, Various Purpose, Series A (GO)
580,000	5.00%, 08/01/26 (c)	712,704
245,000	5.00%, 08/01/26 (c)	299,212
495,000	5.00%, 08/01/26 (c)	602,534
200,000	5.00%, 08/01/26 (c)	244,254
500,000	5.00%, 08/01/27 (c)	623,211
500,000	5.00%, 08/01/27 (c)	622,547
1,000,000	State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/31 (c)	1,341,875
25,000	State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/26 (c)	30,402
	State of Washington, Various Purpose, Series R-B (GO)
105,000	5.00%, 01/01/26 (c)	126,538
145,000	5.00%, 08/01/26 (c)	178,429
	State of Washington, Various Purpose, Series R-C (GO)
360,000	5.00%, 01/01/25 (c)	419,359
880,000	5.00%, 08/01/27 (c)	1,095,684
420,000	5.00%, 08/01/27 (c)	524,042
1,000,000	5.00%, 08/01/27 (c)	1,255,898

See Notes to Financial Statements

90

Principal Amount		Value

Washington: (continued)
$720,000	State of Washington, Various Purpose, Series R-E (GO) 5.00%, 01/01/25 (c)	$841,294
1,250,000	University of Washington, Series C (RB) 5.00%, 04/01/30	1,684,145
2,000,000	Washington Health Care Facilities Authority, Multicare Health System, Series B (RB) 5.00%, 02/15/28 (c)	2,458,153
	Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB)
225,000	5.00%, 10/01/28 (c)	283,367
250,000	5.00%, 10/01/28 (c)	318,027
130,000	5.00%, 10/01/28	168,040
760,000	Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/27 (c)	903,900
		52,498,506
West Virginia: 0.3%
270,000	State of West Virginia, Commissioner of Highways, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/27 (c)	337,726
	State of West Virginia, Series A (GO)
500,000	5.00%, 06/01/29 (c)	644,857
1,000,000	5.00%, 06/01/29 (c)	1,307,334
	State of West Virginia, Series B (GO)
200,000	5.00%, 06/01/28 (c)	255,313
675,000	5.00%, 06/01/28 (c)	865,987
	West Virginia Hospital Finance Authority, West Virginia University Health System Obligated Group, Series A (RB)
1,055,000	3.00%, 06/01/26 (c)	1,104,183
240,000	4.00%, 06/01/26 (c)	265,623
240,000	5.00%, 06/01/26 (c)	286,665
		5,067,688
Wisconsin: 1.6%
1,000,000	City of Madison, Series A (GO) 2.00%, 10/01/27 (c)	1,050,487
	City of Milwaukee, Series N4 (GO)
200,000	5.00%, 04/01/26	241,387
100,000	5.00%, 04/01/27	124,012
1,500,000	5.00%, 04/01/28	1,904,818
350,000	Middleton-Cross Plains Area School District, Series A (GO) 3.25%, 03/01/27 (c)	377,521
	Public Finance Authority, KU Campus Development Corp.- Central District Development Project (RB)
165,000	5.00%, 03/01/26 (c)	197,431
180,000	5.00%, 03/01/26 (c)	215,344
390,000	5.00%, 03/01/26 (c)	466,564
1,155,000	Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.00%, 12/01/27	1,280,101
Principal Amount		Value

Wisconsin: (continued)
$375,000	Public Finance Authority, Renown Regional Medical Center Project, Series A (RB) 3.00%, 06/01/26 (c)	$397,453
1,000,000	State of West Virginia, Series B (GO) 5.00%, 05/01/28	1,289,399
	State of Wisconsin, Environmental Improvement Fund, Series A (RB)
185,000	5.00%, 06/01/25 (c)	218,124
100,000	5.00%, 06/01/25 (c)	117,772
220,000	5.00%, 06/01/25 (c)	260,074
185,000	5.00%, 06/01/25 (c)	218,781
150,000	5.00%, 06/01/25 (c)	177,390
	State of Wisconsin, General Fund Annual Appropriation, Series B (RB)
10,000	5.00%, 05/01/26 (c)	12,066
20,000	5.00%, 05/01/26 (c)	24,154
	State of Wisconsin, Series 1 (GO)
15,000	5.00%, 05/01/25 (c)	17,709
460,000	5.00%, 05/01/27 (c)	570,057
250,000	5.00%, 05/01/27 (c)	311,815
655,000	5.00%, 05/01/27 (c)	821,249
	State of Wisconsin, Series 2 (GO)
510,000	5.00%, 05/01/26 (c)	622,647
150,000	5.00%, 05/01/26 (c)	182,470
635,000	5.00%, 11/01/26	787,456
315,000	5.00%, 11/01/26	390,628
660,000	5.00%, 05/01/27 (c)	827,518
	State of Wisconsin, Series 3 (GO)
145,000	5.00%, 11/01/22 (c)	155,588
500,000	5.00%, 05/01/27 (c)	618,337
450,000	5.00%, 05/01/27 (c)	557,664
295,000	5.00%, 05/01/27 (c)	369,158
	State of Wisconsin, Series A (GO)
100,000	4.00%, 05/01/26 (c)	114,835
930,000	5.00%, 05/01/25 (c)	1,095,541
250,000	5.00%, 05/01/25 (c)	294,500
890,000	5.00%, 05/01/25 (c)	1,047,261
160,000	5.00%, 05/01/26	194,899
400,000	5.00%, 05/01/28	515,760
210,000	State of Wisconsin, Series B (GO) 5.00%, 05/01/25 (c)	247,380
500,000	State of Wisconsin, Series D (GO) 4.00%, 05/01/24 (c)	552,050
500,000	Sun Prairie Area School District (GO) 4.00%, 03/01/25 (c)	564,008
2,705,000	Wisconsin Center District, Series C (RB) (AGM) 0.00%, 12/15/30 (c) ^	2,187,098
565,000	Wisconsin Department of Transportation, Series 1 (RB) 5.00%, 07/01/24 (c)	642,488
	Wisconsin Department of Transportation, Series 2 (RB)
480,000	5.00%, 07/01/27 (c)	596,234
115,000	5.00%, 07/01/27 (c)	143,655
	Wisconsin Department of Transportation, Series A (RB)
940,000	5.00%, 07/01/24 (c)	1,073,051
510,000	5.00%, 07/01/24 (c)	583,226

See Notes to Financial Statements

91

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Wisconsin: (continued)
$140,000	5.00%, 07/01/24 (c)	$160,149
	Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
1,000,000	4.00%, 05/15/26 (c)	1,134,101
1,500,000	4.00%, 05/15/26 (c)	1,692,015
290,000	5.00%, 05/15/26 (c)	352,233
35,000	5.00%, 05/15/26 (c)	42,344
100,000	5.00%, 05/15/26 (c)	120,809
500,000	Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. (RB) 4.00%, 08/15/27 (c)	587,410
Principal Amount		Value

Wisconsin: (continued)
$125,000	Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 5.00%, 04/01/27 (c)	$151,724
155,000	Wisconsin Health and Educational Facilities Authority, Hospital Sisters Services, Inc., Series A (RB) 5.00%, 11/15/24 (c)	177,064
		29,075,009
Total Municipal Bonds: 98.7% (Cost: $1,689,816,657)		1,778,396,797
Other assets less liabilities: 1.3%		22,950,167
NET ASSETS: 100.0%		$1,801,346,964

Definitions:
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments
By Sector	% of Investments	Value
Education	6.6%	$117,117,387
Health Care	7.2	128,624,238
Housing	1.6	28,696,898
Industrial Revenue	1.0	17,124,531
Leasing	6.4	113,237,279
Local	19.2	341,749,095
Power	3.8	68,516,999
Solid Waste/Resource Recovery	0.1	1,113,125
Special Tax	10.4	185,314,896
State	20.8	369,460,050
Tobacco	1.4	24,204,974
Transportation	12.0	213,949,446
Water & Sewer	9.5	169,287,879
	100.0%	$1,778,396,797

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Total Municipal Bonds*	$—	$1,778,396,797	$—	$1,778,396,797

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

92

VANECK VECTORS LONG MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

MUNICIPAL BONDS: 98.8%
Alabama: 0.5%
$210,000	Tuscaloosa City Board of Education (RB) 4.00%, 08/01/26 (c)	$239,652
220,000	UAB Medicine Finance Authority, Series B (RB) 5.00%, 09/01/26 (c)	258,714
280,000	UAB Medicine Finance Authority, Series B2 (RB) 4.00%, 03/01/27 (c)	313,244
260,000	Water Works Board of the City of Birmingham, Series B (RB) 5.00%, 01/01/27 (c)	315,513
		1,127,123
Alaska: 0.1%
300,000	Alaska Housing Finance Corp., Series A (RB) 3.70%, 06/01/27 (c)	325,686
Arizona: 1.1%
1,000,000	City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series A (RB) 5.00%, 07/01/29 (c)	1,239,392
215,000	City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series D (RB) 4.00%, 07/01/27 (c)	245,512
325,000	City of Phoenix Civic Improvement Corp., Subordinated Excise Tax, Series A (RB) 4.00%, 07/01/30 (c)	390,209
625,000	Glendale Industrial Development Authority, Sun Health Services (RB) 5.00%, 11/15/26 (c)	728,970
		2,604,083
Arkansas: 0.0%
100,000	City of Rogers, Sales and Use Tax, Series B (RB) 3.25%, 11/01/26 (c)	104,509
California: 15.5%
300,000	Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series E (RB) 5.00%, 05/01/28 (c)	367,259
500,000	Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series F (RB) 5.00%, 05/01/29 (c)	619,855
230,000	Anaheim Elementary School District (GO) 3.00%, 08/01/26 (c)	239,901
315,000	Beverly Hills Unified School District (GO) 0.00%, 08/01/26 (c) ^	171,023
Principal Amount		Value

California: (continued)
$1,350,000	California County Tobacco Securitization Agency, Los Angeles County Securitization Corp., Series A (RB) 4.00%, 06/01/30 (c)	$1,565,754
320,000	California Health Facilities Financing Authority, Adventist Health System West, Series A (RB) 4.00%, 03/01/26 (c)	356,848
750,000	California Health Facilities Financing Authority, City of Hope (RB) 5.00%, 11/15/26 (c)	897,031
230,000	California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford, Series A (RB) 4.00%, 11/15/27 (c)	261,149
	California Health Facilities Financing Authority, Providence St. Joseph Health, Series A (RB)
570,000	3.00%, 10/01/26 (c)	592,483
680,000	3.00%, 10/01/26 (c)	713,351
	California Health Facilities Financing Authority, Sutter Health, Series B (RB)
300,000	4.00%, 11/15/26 (c)	340,420
155,000	4.00%, 11/15/26 (c)	175,035
160,000	California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB) 4.00%, 07/01/27 (c)	170,423
200,000	California Municipal Finance Authority, Orange County Civic Center Infrastructure Improvement Program - Phase I, Series A (RB) 4.00%, 06/01/27 (c)	222,553
250,000	California State Educational Facilities Authority, Stanford University, Series V-1 (RB) (SAW) 5.00%, 05/01/49	390,455
	California State University, Series A (RB)
250,000	4.00%, 05/01/26 (c)	282,431
410,000	5.00%, 05/01/26 (c)	486,743
800,000	5.00%, 05/01/27 (c)	985,961
330,000	California Statewide Communities Development Authority, Adventist Health System/West, Series A (RB) 5.00%, 03/01/28 (c)	396,441
	California Statewide Communities Development Authority, John Muir Health, Series A (RB)
150,000	4.00%, 08/15/26 (c)	166,598
385,000	4.00%, 08/15/26 (c)	428,958
20,000	4.00%, 08/15/26 (c)	22,429
200,000	California Statewide Communities Development Authority, Marin General Hospital, Series A (RB) 4.00%, 08/01/23 (c)	208,124

See Notes to Financial Statements

93

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(continued)

Principal Amount		Value

California: (continued)
$455,000	Centinela Valley Union High School District, Series B (GO) (AGM) 4.00%, 08/01/26 (c)	$505,330
300,000	Department of Veterans Affairs of the State of California, Home Purchase Program, Series B (RB) 3.38%, 06/01/26 (c)	316,045
390,000	Eastern Municipal Water District, Water and Wastewater, Series A (RB) 5.00%, 07/01/26 (c)	461,689
170,000	Elk Grove Unified School District (CP) 3.13%, 02/01/26 (c)	177,896
300,000	Fairfield-Suisun Unified School District (GO) 2.75%, 08/01/26 (c)	312,235
130,000	Glendale Community College District, Series A (GO) 4.00%, 08/01/27 (c)	147,902
325,000	Glendale Community College District, Series B (GO) 3.00%, 08/01/29 (c)	345,001
105,000	Grossmont Union High School District, Series B (GO) 3.00%, 08/01/26 (c)	109,647
185,000	Hayward Area Recreation and Park District, Series A (GO) 4.00%, 08/01/27 (c)	207,443
105,000	Imperial Irrigation District, Electric System, Series B-2 (RB) 5.00%, 11/01/26 (c)	126,298
140,000	Irvine Unified School District Community Facilities District No. 09-1, Series A (ST) 4.00%, 09/01/29 (c)	164,798
	Livermore Valley Joint Unified School District (GO)
215,000	3.00%, 08/01/26 (c)	224,255
250,000	4.00%, 08/01/26 (c)	281,235
440,000	Los Angeles County Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 07/01/28 (c)	551,861
	Los Angeles Department of Water and Power, Series A (RB)
340,000	5.00%, 01/01/26 (c)	405,415
300,000	5.00%, 01/01/26 (c)	355,602
105,000	5.00%, 01/01/26 (c)	124,989
500,000	5.00%, 01/01/27 (c)	611,827
250,000	5.00%, 01/01/28 (c)	309,855
775,000	5.00%, 01/01/29 (c)	969,760
800,000	5.00%, 07/01/30 (c)	1,042,864
275,000	Los Angeles Department of Water and Power, Series C (RB) 5.00%, 07/01/27 (c)	341,028
	Los Angeles Unified School District, Series A (GO)
200,000	4.00%, 07/01/25 (c)	220,482
335,000	5.00%, 07/01/25 (c)	391,831
Principal Amount		Value

California: (continued)
$500,000	Metropolitan Water District of Southern California, Series A (RB) 5.00%, 01/01/29 (c)	$639,217
530,000	Miracosta Community College District, Series A (GO) 4.00%, 08/01/27 (c)	616,697
100,000	Montebello Unified School District, Series A (GO) 4.00%, 08/01/26 (c)	109,447
380,000	Oxnard School District, Series A (GO) 4.00%, 08/01/27 (c)	433,298
110,000	Peralta Community College District, Series D (GO) 4.00%, 08/01/25 (c)	120,793
250,000	Public Utilities Commission of the City and County of San Francisco, Wastewater Revenue, Series B (RB) 4.00%, 10/01/25 (c)	281,663
325,000	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series A (RB) 5.00%, 11/01/30 (c)	421,433
500,000	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series D (RB) 3.00%, 11/01/30 (c)	535,624
265,000	Regents of the University of California, Medical Center Pooled Revenue, Series L (RB) 5.00%, 05/15/26 (c)	312,630
570,000	Riverside County, Perris Union High School District, Series A (GO) (AGM) 4.00%, 09/01/29 (c)	671,499
250,000	Sacramento Municipal Utility District, Series H (RB) 4.00%, 08/15/30 (c)	303,781
750,000	San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	935,019
	San Diego Unified School District, Series I (GO)
240,000	3.13%, 07/01/27 (c)	256,668
595,000	4.00%, 07/01/27 (c)	686,383
610,000	San Francisco Bay Area Rapid Transit District, Series C-1 (GO) 4.00%, 08/01/29 (c)	726,582
150,000	San Francisco Municipal Transportation Agency (RB) 4.00%, 03/01/27 (c)	169,750
825,000	San Jose Evergreen Community College District (GO) 3.00%, 09/01/28 (c)	897,113
1,000,000	Santa Ana Unified School District, Series A (GO) 4.00%, 08/01/28 (c)	1,144,164
250,000	Santa Monica Community College District, Series A (GO) 5.00%, 08/01/28 (c)	312,461

See Notes to Financial Statements

94

Principal Amount		Value

California: (continued)
$1,000,000	Saugus Union School District School Facilities Improvement District No. 2014-1, Series C (GO) 2.38%, 08/01/30 (c)	$998,130
110,000	State of California (GO) 4.00%, 10/01/29 (c)	132,300
	State of California, Various Purpose (GO)
500,000	3.00%, 10/01/29 (c)	533,262
105,000	4.00%, 09/01/26 (c)	119,780
515,000	5.00%, 11/01/27 (c)	632,800
935,000	5.00%, 10/01/28 (c)	1,172,923
1,000,000	University of California, Series BE (RB) 4.00%, 05/15/30 (c)	1,204,000
1,000,000	University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,231,136
240,000	Victor Valley Community College District (GO) 4.00%, 08/01/26 (c)	268,776
235,000	West Hollywood Public Financing Authority (RB) 4.00%, 04/01/26 (c)	258,914
250,000	West Valley-Mission Community College District, Series A (GO) 4.00%, 08/01/29 (c)	294,347
		35,187,103
Colorado: 2.5%
550,000	Board of Governors of Colorado State University System (RB) 4.00%, 03/01/28 (c)	627,943
230,000	City and County of Denver, Board of Water Commissioners, Series B (RB) 4.00%, 09/15/27 (c)	263,579
750,000	City of Loveland, Electric and Communications Enterprise, Series A (RB) 5.00%, 12/01/28 (c)	919,450
155,000	Colorado Educational and Cultural Facilities Authority, University of Denver Project, Series A (RB) 5.00%, 03/01/27 (c)	186,369
320,000	Colorado Health Facilities Authority, Adventist Health System Series A (RB) 4.00%, 05/15/28 (c)	364,539
280,000	Colorado Health Facilities Authority, Children Hospital, Series A (RB) 5.00%, 06/01/26 (c)	323,951
500,000	Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB) 3.25%, 08/01/29 (c)	530,481
500,000	Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/29 (c)	630,244
	Colorado High Performance Transportation Enterprise (RB)
250,000	5.00%, 12/31/24 (c)	286,385
250,000	5.00%, 12/31/24 (c)	286,871
160,000	Denver Health and Hospital Authority, Series A (RB) 4.00%, 12/01/29 (c)	184,860
Principal Amount		Value

Colorado: (continued)
$850,000	Regional Transportation District, Fastracks Project, Series B (RB) 2.00%, 05/01/31 (c)	$849,924
230,000	University of Colorado, Series A-2 (RB) 4.00%, 06/01/28 (c)	268,634
		5,723,230
Connecticut: 0.4%
10,000	Connecticut Housing Finance Authority, Series C-1 (RB) 3.50%, 11/15/24 (c)	10,547
300,000	Connecticut State Health and Educational Facilities Authority, Sacred Heart University Issue, Series K (RB) 4.00%, 07/01/30 (c)	342,899
	University of Connecticut, Series A (RB)
250,000	4.00%, 11/01/28 (c)	291,164
250,000	5.00%, 02/15/30 (c)	317,840
		962,450
Delaware: 0.1%
150,000	County of New Castle (GO) 4.00%, 04/01/27 (c)	168,989
115,000	Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Series A (RB) 4.00%, 07/01/27 (c)	128,248
		297,237
District of Columbia: 1.4%
	District of Columbia, Series A (RB)
575,000	2.63%, 03/01/30 (c)	591,954
275,000	3.00%, 03/01/30 (c)	303,079
100,000	4.00%, 04/15/29 (c)	119,215
1,000,000	4.00%, 04/15/29 (c)	1,178,251
750,000	District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien, Series B (RB) 5.00%, 04/01/28 (c)	929,440
100,000	District of Columbia, Water and Sewer Authority, Public Utility, Subordinated Lien, Series A (RB) 5.00%, 04/01/26 (c)	118,567
		3,240,506
Florida: 4.7%
345,000	Central Florida Expressway Authority (RB) 4.00%, 07/01/27 (c)	395,806
500,000	City of Jacksonville, Health Care Facilities, Brooks Rehabilitation (RB) 5.00%, 11/01/29 (c)	605,076
250,000	City of Jacksonville, Series A (RB) 5.25%, 10/01/27 (c)	314,171
	City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA)
180,000	3.00%, 07/01/26 (c)	190,152
200,000	3.25%, 07/01/26 (c)	211,766
345,000	City of Tampa, Baycare Health System, Series A (RB) 4.00%, 05/15/26 (c)	378,884

See Notes to Financial Statements

95

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
$275,000	City of Tampa, Central and Lower Basin Stormwater Improvements (SA) 5.25%, 05/01/28 (c)	$349,542
900,000	Collier County Water and Sewer District (RB) 3.00%, 07/01/29 (c)	982,132
275,000	County of Broward, Half-Cent Sales Tax (RB) 4.00%, 10/01/30 (c)	333,189
1,000,000	County of Broward, Port Facilities, Series A (RB) 5.00%, 09/01/29 (c)	1,212,735
210,000	County of Miami-Dade, Water and Sewer System, Series A (RB) 4.00%, 10/01/27 (c)	239,046
	County of Miami-Dade, Water and Sewer System, Series B (RB)
310,000	3.00%, 10/01/29 (c)	331,857
140,000	3.13%, 10/01/27 (c)	151,336
360,000	4.00%, 10/01/27 (c)	422,692
80,000	Florida Housing Finance Corp., Series 1 (RB) 3.20%, 07/01/28 (c)	84,009
205,000	Florida Housing Finance Corp., Series 2 (RB) 4.05%, 01/01/28 (c)	224,078
125,000	Greater Orlando Aviation Authority, Airport Facilities, Series B (RB) 5.00%, 10/01/26 (c)	149,507
1,000,000	Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A (RB) 3.50%, 02/01/31 (c)	1,072,221
265,000	Orange County Health Facilities Authority, Orlando Hospital, Series B (RB) 4.00%, 10/01/26 (c)	289,535
750,000	Orlando Utilities Commission, Series A (RB) 2.38%, 04/01/31 (c)	756,976
330,000	Palm Beach County Health Facilities Authority, Lifespace Communities, Inc., Series B (RB) 4.00%, 11/15/26 (c)	358,824
300,000	School District of Broward County (GO) 5.00%, 07/01/28 (c)	372,429
145,000	State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AGM) 3.00%, 06/01/29 (c)	164,080
500,000	State of Florida, Board of Education, Public Education Capital Outlay, Series D (GO) 3.00%, 06/01/29 (c)	566,856
500,000	State of Florida, Department of Transportation, Turnpike, Series B (RB) 2.00%, 07/01/30 (c)	493,335
		10,650,234
Principal Amount		Value

Georgia: 2.2%
$260,000	Burke County Development Authority, Series D (RB) 4.13%, 02/01/28 (c)	$291,245
	County of Fulton, Water and Sewerage, Series A (RB)
500,000	2.25%, 01/01/30 (c)	502,050
900,000	2.38%, 01/01/30 (c)	908,993
150,000	County of Paulding, Water and Sewerage Revenue (RB) 3.00%, 12/01/26 (c)	157,809
90,000	Dahlonega Downtown Development Authority (RB) 3.13%, 07/01/23 (c)	92,797
185,000	Dalton-Whitfield County Joint Development Authority (RB) 4.00%, 02/15/28 (c)	205,703
270,000	Development Authority of Rockdale County, Piedmont Healthcare, Inc. Project, Series A (RB) (SAW) 4.00%, 07/01/29 (c)	313,041
165,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series A (RB) (AGM) (SAW) 3.35%, 06/01/28 (c)	178,308
230,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series A-1 (RB) 3.35%, 12/01/25 (c)	241,106
150,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series B (RB) 3.55%, 12/01/26 (c)	159,633
215,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 3.35%, 12/01/25 (c)	225,382
335,000	Gwinnett County School District (GO) (SAW) 5.00%, 02/01/29 (c)	426,833
1,000,000	Metropolitan Atlanta Rapid Transit Authority, Series A (RB) 3.00%, 07/01/30 (c)	1,069,530
150,000	Private Colleges and Universities Authority, Emory University, Series B (RB) 3.00%, 10/01/24 (c)	154,869
		4,927,299
Hawaii: 0.5%
	City and County of Honolulu, Series C (GO)
750,000	4.00%, 08/01/29 (c)	884,991
200,000	5.00%, 08/01/29 (c)	253,616
		1,138,607
Illinois: 3.8%
100,000	Chicago Board of Education (ST) 6.00%, 04/01/27 (c)	120,208
250,000	Chicago Midway International Airport, Series B (RB) 5.00%, 01/01/26 (c)	293,539

See Notes to Financial Statements

96

Principal Amount		Value

Illinois: (continued)
$890,000	Chicago O’Hare International Airport, Series B (RB) (AGM) 4.00%, 01/01/29 (c)	$1,011,888
150,000	Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/27 (c)	180,721
	Chicago O’Hare International Airport, Series D (RB)
150,000	5.00%, 01/01/27 (c)	179,567
265,000	5.00%, 01/01/27 (c)	319,557
250,000	Chicago O’Hare International Airport, Series F (RB) 5.00%, 01/01/27 (c)	299,278
220,000	Chicago Transit Authority, Second Lien (RB) (AGM) 5.00%, 12/01/26 (c)	254,330
1,000,000	City of Chicago, Series A (GO) 5.00%, 01/01/29 (c)	1,188,966
160,000	Cook County, Sales Tax (RB) 4.00%, 11/15/27 (c)	181,751
500,000	Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB) 4.00%, 08/15/30 (c)	591,141
500,000	Illinois Finance Authority, OSF Healthcare System, Series A (RB) 3.00%, 11/15/30 (c)	522,789
170,000	Illinois Finance Authority, Presence Network, Series C (RB) 4.00%, 02/15/27 (c)	190,889
500,000	Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/31 (c)	636,726
165,000	Northern Illinois Municipal Power Agency, Series A (RB) 4.00%, 12/01/26 (c)	180,831
750,000	State of Illinois (GO) 5.75%, 05/01/30 (c)	962,774
	State of Illinois, Series A (GO)
500,000	4.00%, 03/01/31 (c)	573,182
250,000	5.00%, 05/01/28 (c)	295,596
630,000	5.00%, 05/01/28 (c)	743,299
		8,727,032
Iowa: 0.3%
	Iowa Higher Education Loan Authority (RB)
300,000	5.00%, 12/01/26 (c)	364,809
250,000	5.00%, 12/01/26 (c)	304,008
		668,817
Kansas: 0.2%
270,000	Lyon County Unified School District No. 253 (GO) 3.00%, 09/01/27 (c)	285,663
150,000	Sedgwick County Unified School District No. 260, Series B (GO) 4.00%, 10/01/26 (c)	169,558
		455,221
Principal Amount		Value

Kentucky: 0.7%
$920,000	Kentucky Bond Development Corp., Lexington Center Corp. Project (RB) 4.00%, 09/01/28 (c)	$1,020,022
	Louisville and Jefferson County, Metropolitan Sewer District, Series A (RB)
345,000	3.00%, 11/15/25 (c)	361,481
235,000	3.25%, 11/15/26 (c)	251,648
		1,633,151
Louisiana: 0.9%
230,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB) 4.00%, 10/01/27 (c)	256,108
500,000	Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project, Series A (RB) (AGM) 3.00%, 06/01/30 (c)	527,213
	Louisiana Public Facilities Authority, Louisiana State University Nicholson Gateway Project (RB)
315,000	5.00%, 07/01/26 (c)	358,438
340,000	5.00%, 07/01/26 (c)	387,777
230,000	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB) 4.00%, 05/15/27 (c)	259,637
240,000	New Orleans Aviation Board, North Terminal Project, Series A (RB) 5.00%, 01/01/27 (c)	286,344
		2,075,517
Maine: 0.3%
620,000	Maine Health and Higher Educational Facilities Authority, MaineHealth, Series A (RB) 5.00%, 07/01/28 (c)	759,563
Maryland: 0.9%
225,000	City of Baltimore, Water Projects, Series A (RB) (SAW) 4.00%, 07/01/29 (c)	262,068
250,000	County of Baltimore (GO) 4.00%, 03/01/28 (c)	293,718
220,000	Maryland Health and Higher Educational Facilities Authority, Charlestown Community Issue, Series A (RB) 5.00%, 07/01/26 (c)	250,119
260,000	Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue, Series A (RB) 4.00%, 05/15/27 (c)	290,379
150,000	Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Issue, Series D (RB) 4.00%, 01/01/28 (c)	165,062

See Notes to Financial Statements

97

VANECK VECTORS LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Maryland: (continued)
$100,000	Prince George’s County, Regional Medical Center (CP) 3.25%, 10/01/27 (c)	$107,784
275,000	Prince George’s County, Series A (GO) 5.00%, 07/15/28 (c)	345,897
270,000	Trinity Health Credit Group, Maryland Health and Higher Educational Facility, Series MD (RB) 4.00%, 06/01/27 (c)	304,006
		2,019,033
Massachusetts: 3.5%
160,000	Boston Water and Sewer Commission, Series B (RB) 3.00%, 11/01/23 (c)	167,127
315,000	Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/28 (c)	392,581
	Commonwealth of Massachusetts, Series A (GO)
275,000	5.00%, 04/01/27 (c)	337,852
1,000,000	5.00%, 01/01/28 (c)	1,240,361
200,000	5.00%, 01/01/28 (c)	248,243
750,000	Commonwealth of Massachusetts, Series B (GO) 2.50%, 03/01/30 (c)	763,576
360,000	Commonwealth of Massachusetts, Series C (GO) 3.00%, 03/01/30 (c)	384,584
	Commonwealth of Massachusetts, Series E (GO)
120,000	3.00%, 04/01/25 (c)	126,644
440,000	4.00%, 04/01/25 (c)	492,573
245,000	Commonwealth of Massachusetts, Series G (GO) 3.00%, 09/01/26 (c)	258,221
230,000	Commonwealth of Massachusetts, Series J (GO) 4.00%, 12/01/26 (c)	265,213
100,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/27 (c)	122,673
700,000	Massachusetts Clean Water Trust, Series 22 (RB) (AGM) 5.00%, 08/01/29 (c)	899,557
200,000	Massachusetts Development Finance Agency, Dana-Farber Cancer Institute, Series N (RB) 5.00%, 12/01/26 (c)	235,757
250,000	Massachusetts Development Finance Agency, Medical Center, Series E (RB) 4.00%, 07/01/26 (c)	268,633
250,000	Massachusetts Development Finance Agency, Suffolk University (RB) 4.00%, 07/01/27 (c)	281,831
250,000	Massachusetts Development Finance Agency, The Broad Institute Issue (RB) 4.00%, 10/01/27 (c)	282,510
Principal Amount		Value

Massachusetts: (continued)
$850,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A (RB) 5.00%, 02/15/26 (c)	$1,010,427
150,000	Massachusetts Water Resources Authority, Series D (RB) 3.00%, 08/01/26 (c)	157,611
		7,935,974
Michigan: 2.3%
700,000	Bloomfield Hills School District (GO) 4.00%, 05/01/30 (c)	819,709
390,000	Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/26 (c)	462,331
320,000	Great Lakes Water Authority, Water Supply System, Senior Lien, Series A (RB) 5.00%, 07/01/26 (c)	379,349
225,000	Michigan Finance Authority, Henry Ford Health System (RB) 4.00%, 11/15/26 (c)	251,434
	Michigan Finance Authority, Henry Ford Health System, Series A (RB)
250,000	4.00%, 11/02/29 (c)	283,739
135,000	5.00%, 11/02/29 (c)	167,597
150,000	Michigan Finance Authority, Trinity Health Credit Group, Series MI (RB) 4.00%, 06/01/27 (c)	168,433
500,000	Michigan State Housing Development Authority, Series A-1 (RB) 3.35%, 10/01/28 (c)	528,868
470,000	Michigan State Housing Development Authority, Single-Family Mortgage, Series A (RB) 4.00%, 06/01/28 (c)	498,622
	Michigan State Housing Development Authority, Single-Family Mortgage, Series B (RB)
425,000	2.95%, 12/01/28 (c)	449,063
145,000	3.50%, 06/01/26 (c)	153,608
750,000	Saginaw City School District (GO) (Q-SBLF) 4.00%, 05/01/31 (c)	897,234
190,000	Wayne County Airport Authority, Series A (RB) 5.00%, 12/01/27 (c)	230,754
		5,290,741
Minnesota: 0.7%
	Minnesota Housing Finance Agency, Series I (RB)
995,000	2.15%, 01/01/30 (c)	1,001,881
500,000	3.00%, 01/01/30 (c)	547,517
		1,549,398
Missouri: 1.0%
315,000	Health and Educational Facilities Authority, BJC Health System, Series C (RB) 4.00%, 07/01/26 (c) (p)	348,439

See Notes to Financial Statements

98

Principal Amount		Value

Missouri: (continued)
$250,000	Health and Educational Facilities Authority, Lutheran Senior Services Projects, Series A (RB) 5.00%, 02/01/24 (c)	$278,078
350,000	Health and Educational Facilities Authority, Mercy Health (RB) 3.00%, 06/01/30 (c)	366,685
100,000	Health and Educational Facilities Authority, Saint Louis University (RB) 5.00%, 04/01/29 (c)	122,830
750,000	Health and Educational Facilities Authority, Saint Luke’s Health System, Inc. (RB) 3.00%, 11/15/30 (c)	781,882
250,000	Missouri Housing Development Commission, First Place Homeowner Loan Program, Series C (RB) 3.05%, 05/01/29 (c)	258,936
		2,156,850
Montana: 0.1%
220,000	Montana Facility Finance Authority, Kalispell Regional Medical Center, Series B (RB) 4.13%, 07/01/28 (c)	238,301
Nebraska: 0.4%
500,000	Douglas County School District No. 0001 (GO) 2.00%, 03/30/31 (c)	486,546
480,000	Sarpy County Hospital Authority No. 1 (RB) 3.00%, 05/15/26 (c)	496,692
		983,238
Nevada: 1.5%
390,000	City of Carson, Tahoe Regional Healthcare Project (RB) 5.00%, 09/01/27 (c)	465,617
675,000	City of Henderson, Utility System, Series A-1 (GO) 4.00%, 06/01/30 (c)	796,894
120,000	Clark County, Detention Center (GO) 3.00%, 06/01/29 (c)	131,348
280,000	Clark County, Limited Tax, Series C (GO) 3.00%, 07/01/29 (c)	305,924
485,000	Clark County, Stadium Improvement, Series A (GO) 5.00%, 06/01/28 (c)	591,329
250,000	County of Washoe, Nevada Highway, Fuel Tax (RB) 5.00%, 02/01/29 (c)	310,428
275,000	Las Vegas Convention and Visitors Authority, Series B (RB) 5.00%, 07/01/28 (c)	327,699
200,000	Las Vegas Convention and Visitors Authority, Series C (RB) 4.00%, 07/01/26 (c)	216,685
100,000	Las Vegas Redevelopment Agency (TA) 5.00%, 06/15/26 (c)	112,534
Principal Amount		Value

Nevada: (continued)
$100,000	Washoe County School District, Series C (GO) (AGM) 3.13%, 10/01/27 (c)	$108,413
		3,366,871
New Hampshire: 0.5%
265,000	New Hampshire Municipal Bond Bank, Series B (RB) 4.00%, 08/15/27 (c)	303,759
200,000	New Hampshire Municipal Bond Bank, Series D (RB) 4.00%, 08/15/26 (c)	226,388
500,000	New Hampshire National Finance Authority, Springpoint Senior Living Project (RB) 4.00%, 01/01/26 (c)	553,413
		1,083,560
New Jersey: 2.6%
	Atlantic County Improvement Authority, Series A (RB) (AGM)
140,000	3.25%, 07/01/26 (c)	146,861
165,000	4.00%, 07/01/26 (c)	177,930
320,000	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 04/01/28 (c)	381,668
55,000	New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, Series A (RB) 5.00%, 07/01/26 (c)	65,843
500,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue (RB) 4.00%, 07/01/26 (c)	550,809
790,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 4.25%, 12/15/28 (c)	914,610
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
910,000	4.50%, 12/15/28 (c)	1,054,005
250,000	5.00%, 12/15/30 (c)	308,415
250,000	5.00%, 12/15/30 (c)	314,063
365,000	New Jersey Transportation Trust Fund Authority, Series BB (RB) 3.50%, 12/15/28 (c)	388,259
380,000	New Jersey Turnpike Authority, Series A (RB) 4.00%, 01/01/29 (c)	435,323
100,000	New Jersey Turnpike Authority, Series B (RB) 5.00%, 01/01/28 (c)	121,332
210,000	New Jersey Turnpike Authority, Series G (RB) 4.00%, 01/01/28 (c)	238,757
400,000	State of New Jersey, Various Purposes (GO) 5.00%, 12/01/27 (c)	491,456

See Notes to Financial Statements

99

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
$205,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/28 (c)	$243,152
		5,832,483
New Mexico: 0.4%
250,000	New Mexico Hospital Equipment, Presbyterian Healthcare Services, Series A (RB) 4.00%, 08/01/29 (c)	285,517
235,000	New Mexico Mortgage Finance Authority, Series C (RB) 3.60%, 07/01/28 (c)	253,237
370,000	New Mexico Mortgage Finance Authority, Series F (RB) 3.05%, 01/01/29 (c)	387,712
		926,466
New York: 19.8%
1,000,000	Battery Park City Authority, Series A (RB) 4.00%, 11/01/29 (c)	1,190,413
110,000	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB) (AGM) 3.00%, 01/15/27 (c)	112,177
	City of New York, Series B-1 (GO)
110,000	3.00%, 10/01/29 (c)	115,418
200,000	5.00%, 10/01/27 (c)	246,031
250,000	5.00%, 10/01/29 (c)	315,507
500,000	City of New York, Series C (GO) 5.00%, 08/01/30 (c)	632,993
	City of New York, Series D-1 (GO)
470,000	4.00%, 12/01/28 (c)	545,268
100,000	5.00%, 12/01/28 (c)	124,759
1,000,000	5.00%, 03/01/30 (c)	1,256,085
125,000	County of Nassau, Series C (GO) 5.00%, 04/01/26 (c)	145,928
255,000	Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB) 5.00%, 07/01/26 (c)	289,947
645,000	Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/27 (c)	765,165
330,000	Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Series A (RB) 4.00%, 11/01/27 (c)	350,678
300,000	Long Island Power Authority, Electric System (RB) 5.00%, 09/01/27 (c)	365,742
715,000	Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 11/15/28 (c)	867,600
350,000	Metropolitan Transportation Authority, Series B-1 (RB) 5.00%, 11/15/27 (c)	425,411
1,000,000	Metropolitan Transportation Authority, Series C (RB) (AGM) 4.00%, 11/15/29 (c)	1,141,807
Principal Amount		Value

New York: (continued)
$550,000	5.00%, 11/15/29 (c)	$680,545
	Metropolitan Transportation Authority, Series C-1 (RB)
400,000	4.00%, 05/15/27 (c)	442,746
500,000	4.00%, 05/15/28 (c)	564,822
225,000	5.00%, 11/15/26 (c)	265,343
370,000	5.25%, 11/15/26 (c)	436,288
1,245,000	Metropolitan Transportation Authority, Series D (RB) 4.00%, 05/15/28 (c)	1,397,673
900,000	Monroe County Industrial Development Agency, Rochester Regional Health Project, Series A (RB) 4.00%, 07/01/30 (c)	1,044,059
145,000	MTA Hudson Rail Yards Trust, Series A (RB) 5.00%, 11/15/23 (c)	157,213
275,000	New York City Housing Development Corp., Multi-Family Housing, Series A-1-C (RB) 3.00%, 05/01/28 (c)	282,772
275,000	New York City Housing Development Corp., Multi-Family Housing, Series D (RB) 3.65%, 02/01/25 (c)	291,780
500,000	New York City Housing Development Corp., Multi-Family Housing, Series E-1 (RB) 3.00%, 03/01/27 (c)	526,391
1,000,000	New York City Housing Development Corp., Sustainable Development Bonds, Series C (RB) 2.75%, 02/01/29 (c)	1,011,961
565,000	New York City Housing Development Corp., Sustainable Development Bonds, Series J (RB) 3.05%, 09/01/27 (c)	589,031
250,000	New York City Housing Development Corp., Sustainable Neighborhood Bonds, Series G-1 (RB) 3.75%, 11/01/25 (c)	266,420
190,000	New York City Municipal Water Finance Authority, Series CC-1 (RB) 4.00%, 12/15/26 (c)	219,121
175,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB) 4.00%, 06/15/27 (c)	201,407
350,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 3.00%, 07/15/29 (c)	365,578
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
155,000	4.00%, 05/01/26 (c)	172,080
225,000	5.00%, 05/01/26 (c)	270,264
260,000	5.00%, 08/01/28 (c)	319,698

See Notes to Financial Statements

100

Principal Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-2 (RB)
$200,000	5.00%, 08/01/27 (c)	$247,906
1,000,000	5.00%, 05/01/29 (c)	1,260,381
510,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-3 (RB) 5.00%, 08/01/27 (c)	632,234
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
400,000	4.00%, 08/01/27 (c)	455,378
115,000	5.00%, 08/01/26 (c)	139,061
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
1,120,000	4.00%, 05/01/29 (c)	1,305,102
250,000	4.00%, 05/01/29 (c)	294,144
500,000	4.00%, 11/01/30 (c)	591,170
1,775,000	4.00%, 11/01/30 (c)	2,106,324
420,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 05/01/27 (c)	515,903
200,000	New York City Water and Sewer System, Series AA (RB) 5.00%, 12/15/29 (c)	255,225
350,000	New York City Water and Sewer System, Series AA-1 (RB) 3.00%, 12/15/30 (c)	371,595
660,000	New York City Water and Sewer System, Series AA-2 (RB) 3.00%, 12/15/30 (c)	712,572
300,000	New York City Water and Sewer System, Series EE (RB) 5.00%, 06/15/29 (c)	378,065
	New York Convention Center Development Corp., Series A (RB)
230,000	0.00%, 11/15/47 ^	104,847
170,000	0.00%, 11/15/54 ^	59,878
285,000	New York State Dormitory Authority, Icahn School of Medicine at Mount Sinai, Series A (RB) 5.00%, 03/15/29 (c)	353,395
250,000	New York State Dormitory Authority, New York Columbia University, Series A (RB) 5.00%, 10/01/47	386,868
405,000	New York State Dormitory Authority, New York Columbia University, Series B (RB) (FHA) 5.00%, 04/01/28 (c)	508,225
	New York State Dormitory Authority, New York University, Series A (RB)
160,000	2.13%, 07/01/21 (c)	160,202
375,000	4.00%, 07/01/26 (c)	420,061
200,000	4.00%, 07/01/26 (c)	223,164
600,000	5.00%, 07/01/28 (c)	753,484
235,000	5.00%, 07/01/28 (c)	294,506
Principal Amount		Value

New York: (continued)
$400,000	5.00%, 07/01/28 (c)	$500,446
250,000	New York State Dormitory Authority, Rochester Institute of Technology, Series A (RB) 5.00%, 07/01/29 (c)	311,134
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
500,000	3.00%, 09/15/30 (c)	530,880
250,000	5.00%, 08/15/26 (c)	298,056
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
800,000	4.00%, 03/15/27 (c)	897,727
250,000	4.00%, 03/15/27 (c)	280,980
150,000	5.00%, 03/15/27 (c)	180,357
1,000,000	New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 09/15/28 (c)	1,235,539
	New York State Dormitory Authority, The New School, Series A (RB)
225,000	4.00%, 01/01/27 (c)	249,567
420,000	5.00%, 01/01/27 (c)	490,846
500,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB) 4.00%, 06/15/29 (c)	580,347
225,000	New York State Housing Finance Agency, Series D (RB) 3.70%, 05/01/28 (c)	244,273
195,000	New York State Housing Finance Agency, Series M (RB) 3.75%, 11/01/26 (c)	208,545
500,000	New York State Power Authority (RB) 4.00%, 05/15/30 (c)	584,223
500,000	New York State Thruway Authority, Series B (RB) (AGM) 4.00%, 01/01/30 (c)	584,826
	New York State Urban Development Corp., State Personal Income, Series A (RB)
950,000	3.00%, 09/15/30 (c)	997,676
500,000	5.00%, 09/15/28 (c)	617,506
550,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 3.00%, 09/15/30 (c)	579,092
925,000	New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB) 4.00%, 12/01/30 (c)	1,085,892
485,000	Port Authority of New York and New Jersey, Series 212 (RB) 4.00%, 09/01/29 (c)	572,552
700,000	Port Authority of New York and New Jersey, Series 213 (RB) 5.00%, 09/01/29 (c)	893,681

See Notes to Financial Statements

101

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$190,000	State of New York Mortgage Agency, Series 203 (RB) 3.50%, 04/01/26 (c)	$201,180
	Triborough Bridge and Tunnel Authority, Series C (RB)
1,000,000	3.00%, 11/15/29 (c)	1,060,504
250,000	3.38%, 11/15/28 (c)	275,104
550,000	Utility Debt Securitization Authority (RB) 5.00%, 12/15/27 (c)	688,160
		45,074,904
North Carolina: 1.7%
500,000	Board of Governors of the University of North Carolina (RB) 5.00%, 02/01/49	754,112
	North Carolina Housing Finance Agency Home Ownership, Series 39-B (RB)
125,000	3.85%, 07/01/27 (c)	137,023
295,000	4.00%, 07/01/27 (c)	319,675
350,000	North Carolina Medical Care Commission, Duke University Health System, Series D (RB) 4.00%, 06/01/26 (c)	385,197
220,000	North Carolina Medical Care Commission, Novant Health, Series A (RB) 3.13%, 11/01/29 (c)	233,009
	North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM)
500,000	3.00%, 01/01/30 (c)	531,102
500,000	5.00%, 01/01/30 (c)	613,915
750,000	5.00%, 01/01/30 (c)	914,742
		3,888,775
North Dakota: 0.5%
1,025,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series A (RB) 3.75%, 07/01/27 (c)	1,097,941
Ohio: 3.2%
	American Municipal Power, Inc., Series A (RB)
190,000	4.00%, 02/15/26 (c)	210,210
220,000	5.00%, 02/15/26 (c)	259,963
440,000	City of Chillicothe, Hospital Facilities, Adena Health System Obligated Group Project (RB) 4.00%, 12/01/27 (c)	491,509
100,000	City of Cleveland, Airport System Revenue, Series B (RB) 5.00%, 07/01/28 (c)	121,068
375,000	Columbus City School District (GO) 5.00%, 12/01/26 (c)	452,169
510,000	County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB) 4.00%, 02/01/28 (c)	578,498
1,000,000	County of Franklin, Nationwide Children’s Hospital Project, Series A (RB) 5.00%, 11/01/48	1,485,283
Principal Amount		Value

Ohio: (continued)
$260,000	County of Franklin, Trinity Health Credit Group (RB) 5.00%, 06/01/27 (c)	$310,451
1,000,000	County of Ross, Adena Health System Obligated Group Project (RB) 5.00%, 12/01/29 (c)	1,230,532
150,000	Euclid City School District, Series A (GO) (SD CRED PROG) 4.00%, 01/15/26 (c)	163,396
250,000	Gahanna-Jefferson City School District (GO) (AGM) 2.00%, 12/01/30 (c)	234,667
250,000	Hamilton County, Life Enriching Communities Project (RB) 5.00%, 01/01/26 (c)	270,108
190,000	North Royalton City School District (GO) 5.00%, 06/01/25 (c)	218,052
350,000	Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/29 (c)	387,887
150,000	Ohio Housing Finance Agency, Series D (RB) 3.63%, 09/01/26 (c)	158,585
500,000	Ohio Water Development Authority, Fresh Water (RB) 5.00%, 12/01/29 (c)	641,241
		7,213,619
Oklahoma: 0.7%
250,000	Edmond Public Works Authority (RB) 4.00%, 07/01/27 (c)	287,122
750,000	Norman Regional Hospital Authority (RB) 3.25%, 09/01/29 (c)	806,736
350,000	Oklahoma Turnpike Authority, Series A (RB) 4.00%, 01/01/26 (c)	389,676
		1,483,534
Oregon: 1.3%
190,000	Lake Oswego School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	218,390
	Multnomah County School District No. 1J, Series B (GO) (SBG)
550,000	2.00%, 06/15/30 (c)	538,598
295,000	3.25%, 06/15/27 (c)	318,372
	North Clackamas School District No. 12, Series A (GO) (SBG)
175,000	0.00%, 06/15/27 (c) ^	92,385
465,000	0.00%, 06/15/27 (c) ^	258,304
240,000	Salem Hospital Facility Authority, Series A (RB) 4.00%, 05/15/26 (c)	263,179
510,000	Sherwood School District No. 88J, Series A (GO) (SBG) 0.00%, 06/15/28 (c) ^	190,779
935,000	Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.00%, 09/01/29 (c)	1,014,724
		2,894,731

See Notes to Financial Statements

102

Principal Amount		Value

Pennsylvania: 4.8%
$685,000	Allegheny County Sanitary Authority, Sewer Revenue (RB) 5.00%, 06/01/28 (c)	$851,618
	Chester County Health and Education Facilities Authority, Main Line Health System, Series A (RB)
180,000	4.00%, 10/01/27 (c)	204,545
645,000	4.00%, 09/01/30 (c)	751,622
210,000	4.00%, 09/01/30 (c)	248,417
500,000	Commonwealth of Pennsylvania, First Series (GO) 2.00%, 05/01/30 (c)	503,638
1,170,000	Commonwealth of Pennsylvania, Series A (CP) (FHA) 4.00%, 01/30/28 (c)	1,309,271
220,000	County of Allegheny, Series C-77 (GO) 5.00%, 11/01/28 (c)	273,627
	Delaware County Authority, Commonwealth of Pennsylvania, Series A (RB)
140,000	3.75%, 04/01/27 (c)	151,317
170,000	5.00%, 04/01/27 (c)	204,260
280,000	DuBois Hospital Authority, Penn Highlands Healthcare (RB) 5.00%, 01/15/28 (c)	332,336
1,000,000	Geisinger Authority Health System, Series A (RB) 5.00%, 04/01/30 (c)	1,254,903
230,000	Geisinger Authority, Health System, Series A-2 (RB) 4.00%, 02/15/27 (c)	260,026
145,000	Montgomery County Higher Education and Health Authority, Presbytery Homes, Inc. Project (RB) 5.00%, 12/01/24 (c)	160,876
285,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 121 (RB) 3.20%, 10/01/25 (c)	295,965
175,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123 B (RB) 3.20%, 10/01/25 (c)	181,365
260,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 125 B (RB) 3.65%, 04/01/27 (c)	278,088
100,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 128 B (RB) 3.85%, 10/01/27 (c)	109,913
	Pennsylvania Turnpike Commission, Motor License, Third Series (RB)
250,000	4.00%, 12/01/27 (c)	285,173
155,000	5.00%, 12/01/27 (c)	189,458
290,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior, Series A (RB) (AGM) 5.00%, 12/01/28 (c)	360,117
Principal Amount		Value

Pennsylvania: (continued)
	Pennsylvania Turnpike Commission, Series A (RB)
$900,000	4.00%, 06/01/31 (c)	$1,056,608
220,000	5.00%, 12/01/29 (c)	273,014
150,000	Pennsylvania Turnpike Commission, Series A-1 (RB) 5.00%, 12/01/27 (c)	182,297
700,000	Pennsylvania Turnpike Commission, Series B-1 (RB) 5.25%, 06/01/27 (c)	861,551
305,000	Philadelphia Gas Works Co., Fifteenth Series (RB) 5.00%, 08/01/27 (c)	363,563
		10,943,568
South Carolina: 0.1%
100,000	Brookland-Cayce School District No. 2, Lexington County (GO) 3.00%, 03/01/26 (c)	107,751
100,000	Lexington County School District No. 2 (GO) 3.00%, 03/01/26 (c)	107,727
		215,478
Tennessee: 0.9%
	Sullivan County (GO)
250,000	3.75%, 05/01/26 (c)	277,755
230,000	4.00%, 05/01/26 (c)	259,446
280,000	Tennessee Housing Development Agency, Series 1 (RB) 4.00%, 07/01/26 (c)	300,415
	Tennessee Housing Development Agency, Series 3 (RB)
500,000	2.95%, 01/01/29 (c)	518,493
355,000	3.60%, 01/01/27 (c)	378,308
275,000	Tennessee Housing Development Agency, Series 4B (RB) 3.45%, 01/01/27 (c)	293,147
		2,027,564
Texas: 10.1%
350,000	Alvin Independent School District (GO) 3.38%, 02/15/28 (c)	392,354
675,000	Arlington Higher Education Finance Corp. (RB) 4.00%, 08/15/29 (c)	781,062
150,000	Board of Regents of the University of Houston System, Series C (RB) 4.00%, 02/15/26 (c)	167,496
650,000	Board of Regents of the University of Texas System, Series E (RB) 4.00%, 08/15/27 (c)	762,496
250,000	Central Texas Regional Mobility Authority, Senior Lien (RB) 5.00%, 01/01/26 (c)	290,342
750,000	Central Texas Regional Mobility Authority, Senior Lien, Series E (RB) 5.00%, 01/01/30 (c)	934,183
285,000	City and County of Denver, Series A (CP) 4.00%, 06/01/26 (c)	315,284

See Notes to Financial Statements

103

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
$165,000	City of Arlington, Senior Lien Special Tax, Series A (AGM) (ST) 4.00%, 02/15/28 (c)	$188,285
280,000	City of Austin, Airport System, Series A (RB) 5.00%, 11/15/26 (c)	335,906
500,000	City of Austin, Electric Utility System, Series A (RB) 5.00%, 11/15/30 (c)	643,716
1,375,000	City of Austin, Electric Utility System, Series B (RB) 5.00%, 11/15/29 (c)	1,734,724
295,000	City of Corpus Christi, Utility System (RB) (SBG) 4.00%, 07/15/30 (c)	349,976
120,000	City of Denton (GO) 4.00%, 02/15/27 (c)	135,100
	City of El Paso (GO)
125,000	4.00%, 08/15/26 (c)	139,802
950,000	4.00%, 08/15/29 (c)	1,118,571
220,000	City of Houston, Combined Utility System, First Lien, Series D (RB) 5.00%, 11/15/28 (c)	277,253
265,000	Cleburne Independent School District (GO) 5.00%, 02/15/26 (c)	313,545
250,000	College of the Mainland (GO) 3.75%, 08/15/28 (c)	278,430
250,000	Coppell Independent School District (GO) 4.00%, 08/15/28 (c)	288,232
220,000	County of Bexar (GO) 4.00%, 06/15/26 (c)	249,315
500,000	Crowley Independent School District (GO) 4.00%, 02/01/29 (c)	593,627
600,000	Cypress-Fairbanks Independent School District, Series A (GO) 2.25%, 02/15/31 (c)	613,731
460,000	Frisco Independent School District (GO) 4.00%, 02/15/27 (c)	524,252
250,000	Galena Park Independent School District (GO) 3.00%, 02/15/29 (c)	274,799
640,000	Grand Parkway Transportation Corp., Series A (RB) 5.00%, 04/01/28 (c)	787,164
770,000	Grand Parkway Transportation Corp., Series C (RB) 4.00%, 04/01/30 (c)	895,662
195,000	Harris County, Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Series A (RB) 3.13%, 07/01/26 (c)	205,674
350,000	Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 3.00%, 10/01/29 (c)	380,293
Principal Amount		Value

Texas: (continued)
$340,000	Harris County, Toll Road, Senior Lien, Series A (RB) 5.00%, 08/15/26 (c)	$403,441
200,000	Klein Independent School District (GO) 4.00%, 08/01/26 (c)	227,123
	Leander Independent School District, Series A (GO)
900,000	0.00%, 08/16/26 (c) ^	441,573
95,000	0.00%, 08/16/26 (c) ^	42,741
520,000	New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series A-1 (RB) 5.00%, 07/01/26 (c)	540,062
250,000	North Fort Bend Water Authority, Series A (RB) 4.00%, 12/15/29 (c)	298,787
290,000	North Texas Tollway Authority, First Tier, Series A (RB) 4.00%, 01/01/26 (c)	322,223
500,000	San Jacinto College District, Series A (GO) 5.00%, 02/15/29 (c)	623,021
115,000	Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health Project, Series A (RB) 4.00%, 05/15/26 (c)	127,912
250,000	Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series B (RB) 5.00%, 01/01/29 (c)	306,545
220,000	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System, Series A (RB) 4.00%, 08/15/26 (c)	241,079
	Tarrant Regional Water District (RB)
400,000	2.00%, 03/01/30 (c)	389,821
750,000	2.00%, 03/01/30 (c)	735,107
750,000	2.00%, 03/01/30 (c)	742,359
485,000	Texas Water Development Board (RB) 5.00%, 10/15/26 (c)	588,753
	Texas Water Development Board, Series A (RB)
500,000	3.00%, 10/15/29 (c)	558,741
325,000	4.00%, 04/15/28 (c)	378,701
840,000	5.00%, 04/15/28 (c)	1,051,460
	Texas Water Development Board, Series B (RB)
225,000	5.00%, 10/15/28 (c)	283,642
110,000	5.00%, 10/15/28 (c)	140,570
250,000	West Harris County Regional Water Authority (RB) 3.00%, 12/15/29 (c)	264,988
230,000	West Travis County Public Utility Agency (RB) 4.00%, 08/15/27 (c)	257,265
		22,937,188

See Notes to Financial Statements

104

Principal Amount		Value

Utah: 0.6%
$360,000	Salt Lake City, International Airport, Series B (RB) 5.00%, 07/01/28 (c)	$438,334
250,000	Utah County, IHC Health Services, Inc., Series A (RB) 5.00%, 05/15/30 (c)	315,914
	Utah County, IHC Health Services, Inc., Series B (RB)
210,000	3.00%, 05/15/26 (c)	219,309
350,000	4.00%, 05/15/24 (c)	374,884
		1,348,441
Vermont: 0.1%
220,000	Vermont Educational and Health Buildings Financing Agency, Series B (RB) 5.00%, 06/01/26 (c)	255,716
Virginia: 1.8%
260,000	Chesapeake Bay Bridge and Tunnel District, First Tier (RB) (AGM) 5.00%, 07/01/26 (c)	309,510
350,000	Chesterfield Economic Development Authority, County Projects, Series F (RB) 2.00%, 04/01/30 (c)	348,896
250,000	Fairfax County Industrial Development Authority, Inova Health System Project, Series B (RB) 4.00%, 05/15/28 (c)	285,126
	Hampton Roads Transportation Accountability Commission, Series A (RB)
665,000	4.00%, 07/01/30 (c)	799,644
500,000	5.00%, 07/01/30 (c)	628,234
250,000	Norfolk Economic Development Authority, Series B (RB) 4.00%, 11/01/28 (c)	282,829
380,000	Roanoke Economic Development Authority, Carilion Clinic Obligated Group, Series A (RB) 5.00%, 07/01/47	569,278
	Virginia Commonwealth Transportation Board (RB)
105,000	3.00%, 05/15/26 (c)	112,432
150,000	3.25%, 05/15/28 (c)	167,108
500,000	Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc., Series A (RB) 4.00%, 07/01/27 (c)	552,710
		4,055,767
Washington: 2.4%
450,000	City of Seattle, Municipal Light and Power Improvement, Series A (RB) 4.00%, 01/01/28 (c)	515,824
230,000	City of Seattle, Municipal Light and Power Improvement, Series C (RB) 4.00%, 09/01/27 (c)	265,346
Principal Amount		Value

Washington: (continued)
$500,000	King and Snohomish Counties, Northshore School District No. 417 (GO) (SBG) 4.00%, 06/01/29 (c)	$600,745
590,000	King County Housing Authority, Ballinger Commons Apartments (RB) 3.50%, 05/01/28 (c)	654,117
150,000	King County Public Hospital District No. 1, Valley Medical Center (GO) (SAW) 5.00%, 12/01/28 (c)	184,865
650,000	King County Public Hospital District No. 2, EvergreenHealth, Series A (GO) 4.00%, 12/01/29 (c)	750,959
340,000	State of Washington, Various Purpose, Series A (GO) 5.00%, 08/01/26 (c)	411,137
800,000	State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/28 (c)	989,890
475,000	University of Washington, Series A (RB) 4.00%, 12/01/26 (c)	540,910
100,000	Washington Health Care Facilities Authority, CommonSpirit Health, Series A-2 (RB) 5.00%, 08/01/29 (c)	124,880
205,000	Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 4.00%, 08/15/27 (c)	224,175
125,000	Washington State Convention Center Public Facilities District (RB) 4.00%, 07/01/28 (c)	137,294
		5,400,142
West Virginia: 0.5%
	State of West Virginia, Series B (GO)
150,000	4.00%, 06/01/28 (c)	175,087
100,000	5.00%, 06/01/28 (c)	125,856
	West Virginia Hospital Finance Authority, West Virginia University Health System Obligated Group, Series A (RB)
160,000	3.25%, 06/01/26 (c)	167,211
700,000	4.00%, 06/01/28 (c)	772,862
		1,241,016
Wisconsin: 1.1%
750,000	Public Finance Authority, Acts Retirement-Life Communities, Inc. Obligated Group, Series A (RB) 5.00%, 11/15/27 (c)	904,279
250,000	Village of Mount Pleasant, Series A (TA) 5.00%, 04/01/28 (c)	296,441
	Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
200,000	4.00%, 05/15/26 (c)	222,076
410,000	4.50%, 05/15/26 (c)	471,416

See Notes to Financial Statements

105

VANECK VECTORS LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Wisconsin: (continued)
$205,000	Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 4.00%, 04/01/27 (c)	$231,166
225,000	Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) 3.50%, 02/15/26 (c)	236,931
	Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series C (RB)
Principal Amount		Value

Wisconsin: (continued)
$115,000	4.00%, 02/15/27 (c)	$125,346
105,000	4.00%, 02/15/27 (c)	115,436
		2,603,091
Wyoming: 0.1%
160,000	Wyoming Municipal Power Agency, Inc., Series A (RB) 5.00%, 01/01/27 (c)	198,805
Total Municipal Bonds: 98.8% (Cost: $214,399,322)		224,870,563
Other assets less liabilities: 1.2%		2,783,153
NET ASSETS: 100.0%		$227,653,716

Definitions:

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

See Notes to Financial Statements

106

Summary of Investments
By Sector	% of Investments	Value
Education	7.6%	$17,135,724
Health Care	18.0	40,567,303
Housing	6.0	13,535,509
Industrial Revenue	0.7	1,480,579
Leasing	3.4	7,588,862
Local	15.5	34,761,009
Power	4.8	10,830,638
Special Tax	12.1	27,291,223
State	6.2	14,008,649
Tobacco	0.8	1,808,906
Transportation	14.5	32,602,289
Water & Sewer	10.4	23,259,872
	100.0%	$224,870,563

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Total Municipal Bonds*	$—	$224,870,563	$—	$224,870,563

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

107

VANECK VECTORS MUNI ALLOCATION ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Number of Shares		Value

EXCHANGE TRADED FUNDS: 99.9% (a)
24,243	VanEck Vectors High Yield Muni ETF ‡	$1,519,551
28,474	VanEck Vectors Intermediate Muni ETF ‡	1,470,825
80,484	VanEck Vectors Long Muni ETF ‡	1,740,869
10,089	VanEck Vectors Short High Yield Muni ETF ‡	253,940
Total Exchange Traded Funds (Cost: $4,695,763)		4,985,185
Other assets less liabilities: 0.1%		3,882
NET ASSETS: 100.0%		$4,989,067

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.

A summary of the Fund’s transactions in securities of affiliates for the period ended April 30, 2021 is set forth below:

Affiliates	Value 04/30/20	Purchases	Sales Proceeds	Realized Gain (Loss)		Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 04/30/21
VanEck Vectors High Yield Muni ETF	$—	$1,898,058	$(523,937)	$23,480		$51,308	$121,950	$1,519,551
VanEck Vectors Intermediate Muni ETF	—	2,339,639	(962,213)	39,529	*	24,646	55,903	1,470,825
VanEck Vectors Long Muni ETF	—	3,034,868	(1,421,889)	37,555	**	36,974	93,612	1,740,869
VanEck Vectors Short High Yield Muni ETF	—	474,817	(248,122)	9,287		7,486	17,958	253,940
VanEck Vectors Short Muni ETF	4,591,294	491,169	(5,090,979)	34,143		7,734	(25,627)	—
	$4,591,294	$8,238,551	$(8,247,140)	$143,994		$128,148	$263,796	$4,985,185

*	Includes $2,033 of capital gains distributions from the underlying affiliated investment company.
**	Includes $3,277 of capital gains distributions from the underlying affiliated investment company.

Summary of Investments
by Sector	% of Investments	Value
Exchange Traded Funds	100.0%	$4,985,185

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$4,985,185	$—	$—	$4,985,185

See Notes to Financial Statements

108

VANECK VECTORS SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

MUNICIPAL BONDS: 98.5%
Alabama: 1.9%
$500,000	Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 09/01/22 (c)	$532,432
	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB)
150,000	6.45%, 06/01/21 (c)	150,201
150,000	6.45%, 06/01/21 (c)	150,201
500,000	Alabama Special Care Facilities Financing Authority, Methodist Home for Aging, Series 1 (RB) 5.50%, 06/01/26 (c)	531,998
500,000	Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/30 (p)	631,874
500,000	Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 09/01/25 (c) (p)	572,358
1,000,000	Southeast Alabama Gas Supply District, Series A (RB) 4.00%, 01/01/24 (c) (p)	1,094,669
1,775,000	Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB) 4.50%, 05/01/29 (c)	2,029,333
		5,693,066
American Samoa: 0.2%
	American Samoa Economic Development Authority, Series A (RB)
400,000	6.00%, 09/01/23	423,613
250,000	6.50%, 09/01/28	301,433
		725,046
Arizona: 1.6%
	Arizona Industrial Development Authority, Basis School Projects, Series A (RB)
225,000	4.75%, 07/01/23 (c)	242,894
200,000	5.00%, 07/01/26	221,366
500,000	Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series A (RB) (AGM) 6.75%, 07/01/27 (c)	546,410
1,000,000	Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c)	1,093,658
500,000	Arizona Industrial Development Authority, Leman Academy of Excellence - East Tucson and Central Tucson Projects, Series A (RB) 4.00%, 07/01/24 (c)	525,065
520,000	Arizona Industrial Development Authority, Pinecrest Academy of Nevada- Cadence Campus Project, Series A (RB) 4.00%, 07/15/28 (c)	569,243
Principal Amount		Value

Arizona: (continued)
$500,000	Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB) 4.00%, 07/01/25	$525,988
240,000	Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB) 4.00%, 07/01/29	266,139
250,000	Pima County Industrial Development Authority, American Leadership Academy Project (RB) 4.13%, 06/15/22 (c)	253,712
	Salt Verde Financial Corp. (RB)
200,000	5.25%, 12/01/23	222,886
65,000	5.25%, 12/01/24	74,974
10,000	5.25%, 12/01/28	12,718
370,000	5.50%, 12/01/29	485,561
		5,040,614
California: 6.5%
250,000	Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series A (RB) 5.00%, 05/01/23	273,525
	Airport Commission of the City and County of San Francisco, San Francisco International Airport, Second Series, Series H (RB)
500,000	5.00%, 05/01/26	606,037
500,000	5.00%, 05/01/27	621,703
500,000	5.00%, 05/01/29	645,676
	Bay Area Toll Authority, Series S-4 (RB)
375,000	5.00%, 04/01/23 (c)	410,099
265,000	5.25%, 04/01/23 (c)	291,066
	California Municipal Finance Authority, Community Medical Centers, Series A (RB)
50,000	5.00%, 02/01/27 (c)	61,595
50,000	5.00%, 02/01/27	61,741
	California Municipal Finance Authority, LINXS APM Project, Series A (RB)
610,000	5.00%, 06/30/27	755,769
220,000	5.00%, 06/30/28	278,615
2,210,000	California Municipal Finance Authority, United Airlines, Inc. Los Angeles International Airport Project (RB) 4.00%, 07/15/29	2,548,342
1,000,000	California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) 7.00%, 07/01/22 (d) *	650,000
400,000	California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A-1 (RB) 3.38%, 07/01/25	447,442
1,000,000	California School Finance Authority, Grimmway Schools - Obligated Group, Series A (RB) 4.25%, 07/01/26 (c)	1,084,234

See Notes to Financial Statements

109

VANECK VECTORS SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$50,000	California Statewide Communities Development Authority, California Baptist University, Series A (RB) 3.00%, 11/01/22	$50,847
59,512	California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB) 5.75%, 06/01/21 (c)	56,536
170,269	California Statewide Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.50%, 06/01/21 (c)	161,756
200,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB) 5.00%, 07/01/24	206,160
350,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB) 5.00%, 06/01/26 (c)	414,049
250,000	California Statewide Communities Development Authority, NCCD-Hooper Street LLC-California College of the Arts Project (RB) 5.00%, 07/01/29	265,132
500,000	California Statewide Communities Development Authority, Southern California Edison Company, Series C (RB) 2.63%, 12/01/23 (p)	529,300
20,000	City of Modesto, Community Center Refinancing Project, Series A (CP) (AMBAC) 5.00%, 11/01/23	20,193
500,000	City of Oroville Hospital (RB) 5.00%, 04/01/29 (c)	587,276
1,000,000	Compton Public Finance Authority (RB) 4.50%, 09/01/24 (c)	1,073,995
250,000	County of Sacramento, Airport System, Series C (RB) 5.00%, 07/01/27	309,767
115,000	County of Sacramento, Airport System, Series E (RB) 5.00%, 07/01/28	147,565
580,000	El Centro Financing Authority, El Centro Regional Medical Center Project (RB) 4.50%, 07/01/26 (c)	610,362
145,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	153,570
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1 (RB)
110,000	5.00%, 06/01/23	120,373
110,000	5.00%, 06/01/25	129,101
250,000	5.00%, 06/01/26	301,840
Principal Amount		Value

California: (continued)
$110,000	Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/26	$135,820
230,000	Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/24	263,024
265,000	Long Beach Bond Finance Authority, Natural Gas Purchase, Series A (RB) 5.50%, 11/15/30	355,875
165,000	Los Angeles Unified School District, Series B (CP) 5.00%, 10/01/22 (c)	175,816
290,000	MSR Energy Authority, Series A (RB) 6.13%, 11/01/29	370,868
1,250,000	Northern California Energy Authority, Series A (RB) 4.00%, 07/01/24 (p)	1,386,161
380,000	Oakland Unified School District (GO) 5.00%, 08/01/26	463,645
	Palomar Health (RB)
250,000	5.00%, 11/01/25	291,099
90,000	5.00%, 11/01/26 (c)	106,697
250,000	Port of Oakland (RB) 5.00%, 11/01/23	277,445
110,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	126,975
110,000	Riverside County Public Financing Authority, Capital Facilities Project (RB) 5.00%, 11/01/23	123,037
	San Francisco Community College District (GO)
85,000	5.00%, 06/15/22	89,636
1,000,000	5.00%, 06/15/25	1,185,014
205,000	5.00%, 06/15/25 (c)	243,112
120,000	San Francisco Redevelopment Agency, Community Facilities District No. 6, Series A (ST) 5.00%, 08/01/22 (c)	127,067
370,000	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21 (d) *	251,600
100,000	Westlands Water District, Series A (RB) (AGM) 5.00%, 09/01/22 (c)	106,376
		19,952,933
Colorado: 2.3%
500,000	Arista Metropolitan District in the City and County of Broomfield, Series A (GO) 4.38%, 12/01/23 (c)	540,194
1,000,000	Aurora Adams County, Transport Metropolitan District No. 3, Series A (GO) 4.13%, 03/01/26 (c)	1,086,567
295,000	City and County of Denver, Airport System, Series A (RB) 5.00%, 12/01/28 (c)	374,243

See Notes to Financial Statements

110

Principal Amount		Value

Colorado: (continued)
$400,000	City and County of Denver, Airport System, Series D (RB) 5.00%, 11/15/22 (p)	$428,815
100,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	108,587
	Denver Convention Center Hotel Authority (RB)
120,000	5.00%, 12/01/22	127,929
600,000	5.00%, 12/01/26 (c)	717,880
1,345,000	Dominion Water and Sanitation District (RB) 5.25%, 12/01/21 (c)	1,404,130
645,000	Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA) 4.50%, 11/01/25 (c)	662,140
500,000	Painted Prairie Public Improvement Authority (RB) 4.00%, 12/01/24 (c)	541,017
140,000	Public Authority for Colorado Energy, Natural Gas Purchase (RB) 6.25%, 11/15/28	175,961
200,000	Southlands Metropolitan District No. 1, Series A-1 (GO) 3.50%, 12/01/27	215,522
500,000	STC Metropolitan District No. 2, Series A (GO) 4.00%, 12/01/24 (c)	541,565
		6,924,550
Connecticut: 1.3%
405,000	City of Hartford, Series A (GO) 5.00%, 04/01/23 (c)	440,775
250,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority, Series C (RB) 5.50%, 02/01/23	258,233
120,000	State of Connecticut, Health & Educational Facilities Authority, Series F (RB) 4.00%, 07/01/26 (c)	129,079
250,000	State of Connecticut, Series B (GO) 5.00%, 04/15/28	321,028
100,000	State of Connecticut, Series D (GO) 5.00%, 11/01/21 (c)	102,358
305,000	State of Connecticut, Special Tax Obligation, Series A (RB) 5.00%, 01/01/23 (c)	328,673
	State of Connecticut, Special Tax Obligation, Series B (RB)
900,000	5.00%, 08/01/24	1,037,328
250,000	5.00%, 09/01/26 (c)	306,469
500,000	Town of Hamden (RB) 5.00%, 01/01/26 (c)	548,137
380,000	University of Connecticut, Series A (RB) 5.00%, 03/15/25	445,581
		3,917,661
Principal Amount		Value

Delaware: 0.2%
$500,000	Delaware Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	$502,663
District of Columbia: 0.6%
1,250,000	District of Columbia, Ingleside at Rock Creek Project, Series A (RB) 4.13%, 07/01/24 (c)	1,307,110
500,000	District of Columbia, Latin American Montessori Bilingual Public Charter School Issue (RB) 4.00%, 06/01/30	562,940
		1,870,050
Florida: 5.8%
500,000	Capital Projects Finance Authority, Capital Projects Loan Program - Florida Universities, Series A-1 (RB) 5.00%, 10/01/30	620,784
500,000	Capital Trust Agency, Educational Growth Fund, LLC Chapter School Portfolio Project, Series A (RB) 3.38%, 07/01/31	519,664
500,000	Capital Trust Agency, Senior Living Facilities, Elim Senior Housing, Inc. (RB) 5.00%, 08/01/24 (c)	480,774
500,000	City of Orlando, Senior Tourist Development Tax, 6th Cent Contract Payments, Series A (RB) (AGM) 5.00%, 11/01/27	620,398
500,000	Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Series A (RB) (SAW) 5.00%, 02/15/30 (c)	642,491
470,000	Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series C (RB) 4.00%, 09/15/27 (c)	508,353
250,000	Florida Development Finance Corp., Southwest Charter Foundation Inc. Project, Series A (RB) 5.13%, 06/15/27	260,774
	Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
2,015,000	6.25%, 06/01/21 (c) (p)	2,023,547
2,730,000	6.38%, 06/01/21 (c) (p)	2,737,628
4,750,000	6.50%, 06/01/21 (c) (p)	4,755,931
500,000	Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 5.00%, 05/01/22 (c)	539,009
110,000	JEA Electric System, Series Three B (RB) 5.00%, 10/01/27 (c)	137,947
315,000	Miami-Dade County Industrial Development Authority, NCCD-Biscayne Properties LLC Project, Series A (RB) 5.00%, 06/01/25 (c)	318,456

See Notes to Financial Statements

111

VANECK VECTORS SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
$250,000	5.00%, 10/01/23	$276,258
250,000	5.00%, 10/01/24	286,145
125,000	Northern Palm Beach County Improvement District, Unit of Development No. 2C (SA) 4.50%, 08/01/24	131,063
500,000	Palm Beach County, Palm Beach Atlantic University Housing Project, Series A (RB) 5.00%, 04/01/29	561,327
120,000	School Board of Miami-Dade County, Series D (CP) 5.00%, 02/01/26 (c)	142,266
250,000	School District of St. Lucie County, Sales Tax (RB) (AGM) 5.00%, 10/01/25	296,612
415,000	Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series A (RB) 5.00%, 11/15/26 (c)	423,368
490,000	Village Community Development District No. 12 (SA) (SAW) 3.80%, 05/01/28	539,022
	Village Community Development District No. 13 (SA)
500,000	2.63%, 05/01/24	509,818
250,000	3.00%, 05/01/29	266,517
		17,598,152
Georgia: 1.3%
250,000	Atlanta Development Authorities Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB) 6.00%, 01/01/23	168,598
	Burke County Development Authority (RB)
250,000	2.25%, 05/25/23 (p)	259,498
250,000	2.93%, 03/12/24 (p)	267,334
1,000,000	Burke County Development Authority, Series E (RB) 3.25%, 02/03/25 (p)	1,090,580
250,000	Floyd County Development Authority, The Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/24 (c)	248,158
380,000	Georgia Local Government (CP) (NATL) 4.75%, 06/01/28	427,644
	Georgia State Road and Tollway Authority, Highway Grant Anticipation (RB)
300,000	5.00%, 06/01/25	355,715
250,000	5.00%, 06/01/28	322,183
	Main Street Natural Gas, Inc., Series A-1 (RB)
130,000	5.50%, 09/15/23	145,559
135,000	5.50%, 09/15/25	162,330
Principal Amount		Value

Georgia: (continued)
$250,000	Marietta Development Authority, University Facilities, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27	$274,914
250,000	White County Development Authority, Truett McConnell University Project, Series A (RB) 5.00%, 10/01/26 (c)	264,776
		3,987,289
Guam: 1.0%
250,000	Guam Government Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/28	310,235
	Guam Government, Business Privilege Tax, Series A (RB)
300,000	5.00%, 01/01/22 (c)	308,282
110,000	5.00%, 01/01/22 (c)	113,046
360,000	Guam Government, Business Privilege Tax, Series D (RB) 5.00%, 11/15/25 (c)	413,857
250,000	Guam Government, Department of Education, John F. Kennedy High School Refunding and Energy Efficiency Project, Series A (CP) 3.63%, 02/01/25	260,065
1,000,000	Guam Government, Series A (RB) 5.00%, 12/01/24	1,136,339
500,000	Guam Government, Waterworks Authority, Water and Wastewater System (RB) 5.50%, 07/01/23 (c)	555,662
		3,097,486
Hawaii: 0.1%
295,000	State of Hawaii Department of Transportation, United Airlines Inc. (RB) 5.63%, 06/01/21 (c)	296,061
Illinois: 17.2%
	Chicago Board of Education, Series A (GO)
250,000	0.00%, 12/01/22 ^	246,872
310,000	0.00%, 12/01/24 ^	297,336
310,000	0.00%, 12/01/26 ^	283,873
795,000	0.00%, 12/01/28 ^	683,856
500,000	4.00%, 12/01/22	525,295
200,000	5.00%, 12/01/28 (c)	251,096
250,000	5.00%, 12/01/28 (c)	306,315
900,000	5.00%, 12/01/30 (c)	1,123,442
230,000	5.50%, 12/01/26	283,099
200,000	7.00%, 12/01/25 (c)	250,736
	Chicago Board of Education, Series B (GO)
1,000,000	5.00%, 12/01/29 (c)	1,240,404
1,500,000	5.00%, 12/01/30 (c)	1,879,695
2,000,000	5.00%, 12/01/30	2,521,056
350,000	Chicago Board of Education, Series B-1 (GO) 0.00%, 12/01/23 ^	341,438

See Notes to Financial Statements

112

Principal Amount		Value

Illinois: (continued)
$500,000	Chicago Board of Education, Series C (GO) 5.00%, 12/01/27	$603,837
260,000	Chicago Midway International Airport, Series B (RB) 5.00%, 01/01/24 (c)	291,070
	Chicago O’Hare International Airport, Series B (RB)
300,000	4.00%, 01/01/22 (c)	306,129
190,000	5.00%, 01/01/25 (c)	220,201
105,000	5.00%, 01/01/25 (c)	122,313
575,000	Chicago School Reform Board of Trustees, Series A (GO) 0.00%, 12/01/29 ^	477,878
	Chicago School Reform Board of Trustees, Series B-1 (GO)
515,000	0.00%, 12/01/24 ^	493,961
560,000	0.00%, 12/01/25 ^	525,703
490,000	0.00%, 12/01/26 ^	448,703
1,515,000	0.00%, 12/01/28 ^	1,303,197
585,000	0.00%, 12/01/29 ^	486,189
190,000	0.00%, 12/01/30 ^	152,521
200,000	Chicago Transit Authority (RB) 5.25%, 12/01/21 (c)	205,943
	Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
115,000	5.00%, 06/01/24	130,701
1,000,000	5.00%, 06/01/25	1,175,066
100,000	City of Chicago, Motor Fuel Tax (RB) (AGM) 5.00%, 01/01/24 (c)	108,026
	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO)
280,000	5.00%, 01/01/25	319,679
350,000	5.25%, 01/01/25 (c)	395,492
	City of Chicago, Series A (GO)
715,000	5.00%, 01/01/24 (c)	783,499
500,000	5.00%, 01/01/30	627,107
270,000	5.25%, 01/01/24 (c)	296,672
180,000	5.25%, 01/01/24 (c)	197,133
	City of Chicago, Series C (GO)
300,000	5.00%, 01/01/22 (c)	307,633
455,000	5.00%, 01/01/23	486,131
400,000	5.00%, 01/01/24	442,973
1,090,000	5.00%, 01/01/25	1,244,463
	City of Chicago, Water Revenue, Second Lien (RB)
100,000	5.00%, 11/01/22 (c)	106,327
150,000	5.00%, 11/01/24 (c)	171,386
100,000	5.00%, 11/01/24 (c)	113,573
270,000	5.00%, 11/01/24 (c)	307,273
100,000	City of Chicago, Water Revenue, Second Lien, Series A-1 (RB) 5.00%, 11/01/26 (c)	122,267
240,000	Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	264,359
500,000	Cook County, Series A (GO) 5.25%, 11/15/21 (c)	513,491
Principal Amount		Value

Illinois: (continued)
$1,190,000	Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27	$866,476
250,000	Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB) 5.00%, 11/01/26 (c)	289,554
2,700,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 4.75%, 08/01/30 (p)	2,863,155
100,000	Illinois Finance Authority, Roosevelt University (RB) 5.40%, 06/01/21 (c)	100,231
250,000	Illinois Finance Authority, Three Crowns Park (RB) 4.00%, 02/15/24 (c)	245,557
	Illinois Sports Facilities Authority (RB) (AMBAC)
260,000	0.00%, 06/15/26 ^	236,056
395,000	5.00%, 06/15/28	476,982
545,000	5.00%, 06/15/29	664,822
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
215,000	0.00%, 12/15/22 ^	212,035
130,000	0.00%, 12/15/24 ^	124,521
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
115,000	0.00%, 06/15/28 ^	101,021
110,000	5.00%, 06/15/22 (c)	115,226
970,000	5.00%, 06/15/22 (c)	1,011,313
35,000	5.00%, 12/15/22	37,311
500,000	5.00%, 12/15/27 (c)	608,550
330,000	Northern Illinois Municipal Power Agency, Series A (RB) 5.00%, 12/01/26 (c)	405,311
	State of Illinois (GO)
620,000	3.50%, 06/01/26 (c)	668,202
100,000	3.75%, 06/15/21 (c)	100,288
290,000	4.00%, 03/01/22 (c)	297,738
185,000	4.00%, 08/01/22 (c)	192,533
430,000	4.00%, 06/15/26 (c)	484,124
300,000	4.13%, 03/01/22 (c)	308,262
100,000	4.13%, 11/01/26 (c)	111,836
445,000	5.00%, 01/01/22 (c)	457,926
655,000	5.00%, 05/01/22	684,823
180,000	5.00%, 06/15/22	187,927
750,000	5.00%, 08/01/22	792,394
195,000	5.00%, 08/01/22	206,217
920,000	5.00%, 08/01/22 (c)	970,583
285,000	5.00%, 06/15/23 (c)	309,661
525,000	5.00%, 06/15/23	567,096
190,000	5.00%, 06/15/23 (c)	206,902
700,000	5.00%, 08/01/23	769,299
150,000	5.00%, 02/01/24 (c)	167,266
500,000	5.00%, 02/01/24	559,059
120,000	5.00%, 02/01/24	134,174
100,000	5.00%, 05/01/24 (c)	111,778

See Notes to Financial Statements

113

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$705,000	5.00%, 11/01/24	$802,571
1,315,000	5.00%, 12/01/25	1,554,106
200,000	5.00%, 01/01/26	236,720
515,000	5.00%, 02/01/26	610,702
100,000	5.00%, 06/01/26	119,429
455,000	5.00%, 06/01/26 (c)	540,494
500,000	5.00%, 02/01/27	604,408
275,000	5.25%, 07/01/23 (c)	299,275
60,000	5.50%, 07/01/23 (c)	66,065
500,000	5.50%, 07/01/23 (c)	551,316
270,000	5.50%, 07/01/23 (c)	297,834
600,000	State of Illinois (GO) 5.00%, 02/01/27 (c)	713,459
	State of Illinois, Series A (GO)
100,000	4.00%, 01/01/22 (c)	102,143
100,000	4.00%, 01/01/22 (c)	102,104
50,000	4.00%, 01/01/22 (c)	51,155
170,000	4.00%, 01/01/22 (c)	173,757
500,000	5.00%, 03/01/29	624,973
500,000	5.00%, 03/01/30	634,374
	State of Illinois, Series B (GO)
500,000	4.00%, 10/01/30 (c)	585,401
600,000	5.00%, 09/01/27	733,265
315,000	State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	375,433
	State of Illinois, Series D (GO)
165,000	3.25%, 11/01/26	181,632
500,000	5.00%, 11/01/25	583,079
1,005,000	5.00%, 11/01/26	1,199,119
130,000	5.00%, 11/01/27	157,686
110,000	5.00%, 11/01/27 (c)	132,222
		52,664,340
Indiana: 1.1%
290,000	City of Anderson, Anderson University (RB) 4.75%, 10/01/22 (c)	292,690
1,000,000	Indiana Finance Authority, Environmental Improvement, Series A (RB) 4.13%, 12/01/26	1,088,951
	Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB)
1,000,000	3.00%, 11/01/30	1,050,457
1,000,000	3.00%, 11/01/30	1,050,457
		3,482,555
Iowa: 0.8%
270,000	City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	263,610
	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB)
330,000	3.13%, 05/21/21 (c)	336,654
500,000	5.25%, 12/01/23 (c)	548,113
400,000	Iowa Finance Authority, Northcrest, Inc. Project, Series B (RB) 5.00%, 03/01/24 (c)	440,263
880,000	Iowa Higher Education Loan Authority, Wartburg College Project (RB) 4.00%, 10/01/25	909,322
		2,497,962
Principal Amount		Value

Kansas: 0.2%
$400,000	City of Goddard, Olympic Park Star Bond Project (RB) 3.60%, 12/01/22 (c)	$404,336
295,000	Kansas Development Finance Authority, Village Shalom Project, Series B (RB) 4.00%, 11/15/25	300,137
		704,473
Kentucky: 0.7%
140,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series B (RB) 5.00%, 08/01/26	170,897
325,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 112, Series B (RB) 5.00%, 11/01/26 (c)	396,876
	Kentucky Asset Liability Commission Project, Federal Highway Trust, First Series A (RB)
600,000	5.00%, 09/01/23	665,380
250,000	5.25%, 09/01/23	278,627
250,000	5.25%, 09/01/23 (c)	278,379
100,000	Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB) 5.00%, 05/15/26	106,341
175,000	Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) 5.00%, 09/01/25 (c)	207,486
140,000	Kentucky State Property and Building Commission No. 108, Series A (RB) 5.00%, 08/01/25 (c)	164,755
		2,268,741
Louisiana: 2.0%
	Calcasieu Parish Memorial Hospital Service District (RB)
1,025,000	5.00%, 12/01/27	1,154,845
150,000	5.00%, 12/01/29	171,079
1,000,000	City of Alexandre Utilities, Series A (RB) 5.00%, 05/01/23 (c)	1,097,048
20,000	City of New Orleans, Sewerage Service (RB) 5.00%, 06/01/22	20,988
305,000	City of New Orleans, Water System (RB) 5.00%, 12/01/25 (c)	365,623
525,000	City of Shreveport, Water & Sewer Revenue, Series C (RB) 5.00%, 12/01/26	647,392
600,000	Louisiana Local Government Environmental Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 5.50%, 11/15/25	645,651
329,665	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d) *	3

See Notes to Financial Statements

114

Principal Amount		Value

Louisiana: (continued)
$521,317	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) *	$5
275,000	Louisiana State Citizens Property Insurance Corp. (RB) (AGM) 5.00%, 06/01/22	289,474
910,000	Parish of St. Charles, Gulf Opportunity Zone, Valero Project (RB) 4.00%, 06/01/22 (p)	945,079
500,000	Parish of St. James, NuStar Logistics, L.P. Project (RB) 6.10%, 06/01/30 (p)	636,006
		5,973,193
Maryland: 1.5%
200,000	City of Baltimore, East Baltimore Research Park Project, Series A (RB) 4.00%, 09/01/27	215,378
150,000	City of Baltimore, Harbor Point Project (RB) 4.25%, 06/01/26	163,933
200,000	County of Howard, Series A (TA) 4.00%, 02/15/26 (c)	213,843
350,000	Frederick County, Educational Facilities Project, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27	388,314
695,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 06/01/21 (c)	702,194
245,000	Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA) 3.75%, 01/01/27 (c)	265,366
500,000	Maryland Economic Development Corp., Port Covington Project (TA) 3.25%, 09/01/30	550,236
1,500,000	Maryland Economic Development Corp., Purple Line Light Rail Project, Series A (RB) 5.00%, 11/30/21 (c)	1,537,726
425,000	Maryland Economic Development Corp., Transportation Facilities, Series A (RB) 5.00%, 06/01/28	509,186
		4,546,176
Massachusetts: 0.7%
490,000	Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	554,232
310,000	Massachusetts Development Finance Agency, CareGroup Issue, Series I (RB) 5.00%, 07/01/26 (c)	375,568
130,000	Massachusetts Development Finance Agency, Emmanuel College, Series A (RB) 5.00%, 07/01/22 (c)	137,294
250,000	Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB) 4.00%, 10/01/22 (c)	272,298
Principal Amount		Value

Massachusetts: (continued)
$335,000	Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	$414,260
100,000	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB) 5.00%, 07/01/26 (c)	119,863
275,000	Massachusetts Educational Financing Authority (RB) 5.00%, 01/01/25 (c)	310,644
		2,184,159
Michigan: 0.8%
500,000	City of Detroit, Series A (GO) (SBG) 5.00%, 04/01/31 (c)	620,463
250,000	Grand Rapids Economic Development Corp., Beacon Hill at Eastgate, Series A (RB) 4.00%, 11/01/24 (c)	264,042
500,000	Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB) 5.00%, 07/01/26 (c)	612,049
580,000	Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB) 5.00%, 07/01/24 (c)	634,482
155,000	Michigan Strategic Fund, I-75 Improvement Project (RB) 5.00%, 12/31/28 (c)	195,519
		2,326,555
Minnesota: 0.7%
100,000	City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	103,787
660,000	City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.13%, 07/01/25	650,381
350,000	City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB) 5.25%, 07/01/25 (c)	378,138
640,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB) 5.00%, 01/01/25	746,290
250,000	Rice County, Educational Facilities, Shattuck-St. Mary’s School Project (RB) 5.00%, 08/01/22	256,260
120,000	Saint Paul Housing and Redevelopment Authority, Series A (RB) 5.00%, 09/01/26	134,008
		2,268,864
Missouri: 1.2%
170,000	City of St. Ann, Northwest Plaza Redevelopment, Series A (TA) 4.00%, 11/01/26	172,226
220,000	Industrial Development Authority of the City of St. Louis, Series A (RB) 3.88%, 11/15/26 (c)	221,640

See Notes to Financial Statements

115

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Missouri: (continued)
$2,000,000	Kansas City, Land Clearance Redevelopment Authority Project, Convention Center Hotel Project, Series B (AMBAC) (TA) 4.38%, 02/01/28 (c)	$2,151,460
430,000	Maryland Heights Industrial Development Authority, San Louis Community Ice Center Project, Series A (RB) 4.38%, 03/15/28 (c)	412,280
500,000	St. Louis County, Industrial Development Authority, Friendship Village St. Louis Obligated Group, Series A (RB) 5.00%, 09/01/25 (c)	576,055
		3,533,661
Montana: 0.1%
220,000	City of Forsyth, Rosebud County, Montana Pollution Control (RB) 2.00%, 08/01/23	225,670
Nebraska: 0.1%
	Central Plains Energy Project, Gas Project Crossover, Series A (RB)
100,000	5.00%, 09/01/28	125,481
125,000	5.00%, 09/01/30	161,040
100,000	Nebraska Public Power District (RB) 5.00%, 01/01/22	103,136
		389,657
Nevada: 1.3%
405,000	City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 06/01/21 (c)	379,243
	City of Sparks, Tourism Improvement District No. 1, Legends at Sparks Marina (RB)
450,000	2.50%, 06/15/24	455,260
1,000,000	2.75%, 06/15/28	1,030,160
	Clark County School District, Series B (GO) (AGM)
250,000	5.00%, 06/15/29 (c)	325,779
250,000	5.00%, 06/15/29	327,173
115,000	Clark County School District, Series C (GO) 5.00%, 12/15/25 (c)	135,914
100,000	County of Clark, Airport System, Series A-2 (RB) 5.00%, 07/01/24 (c)	114,630
500,000	State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27	506,176
500,000	State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB) 4.50%, 12/15/25 (c)	552,961
		3,827,296
New Hampshire: 0.2%
250,000	National Finance Authority, Covanta Project, Series A (RB) 4.00%, 07/01/23 (c)	261,262
Principal Amount		Value

New Hampshire: (continued)
$290,000	New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB) 5.25%, 07/01/24 (c) (d) *	$217,500
		478,762
New Jersey: 9.9%
240,000	Garden State Preservation Trust, Open Space and Farmland Preservation Bonds, Series B (RB) (AGM) 0.00%, 11/01/22 ^	237,908
575,000	Gloucester County, Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	603,109
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
345,000	4.25%, 06/15/22 (c)	354,686
165,000	5.00%, 06/15/22	172,679
150,000	5.00%, 06/15/22 (c)	156,857
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
175,000	5.13%, 08/20/22 (c)	185,667
2,000,000	5.25%, 08/20/22 (c)	2,122,949
300,000	5.75%, 09/15/22 (c)	312,099
55,000	New Jersey Economic Development Authority, Lions Gate Project (RB) 4.38%, 01/01/24	55,717
260,000	New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) 4.00%, 07/01/27 (c)	292,871
210,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	248,924
	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB)
500,000	4.00%, 11/01/25	573,369
115,000	5.00%, 11/01/25	136,954
110,000	New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	140,288
115,000	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	142,862
100,000	New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 12/15/26 (c)	122,793
225,000	New Jersey Economic Development Authority, School Facilities Construction, Series II (RB) 5.00%, 03/01/22 (c)	233,730
145,000	New Jersey Economic Development Authority, School Facilities Construction, Series N-1 (RB) 5.50%, 09/01/23	162,578

See Notes to Financial Statements

116

Principal Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
$655,000	5.00%, 03/01/23 (c)	$705,534
565,000	5.00%, 03/01/23 (c)	611,955
640,000	5.00%, 03/01/23 (c)	690,876
300,000	5.00%, 03/01/23 (c)	325,632
200,000	5.00%, 03/01/23 (c)	216,971
500,000	5.00%, 03/01/23 (c)	542,260
	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
325,000	5.00%, 06/15/24 (c)	366,340
340,000	5.00%, 06/15/24 (c)	386,921
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
440,000	4.25%, 06/15/25 (c)	502,735
130,000	4.38%, 06/15/25 (c)	148,286
345,000	5.00%, 06/15/25 (c)	404,658
750,000	New Jersey Economic Development Authority, State House Project, Series B (RB) 4.00%, 12/15/28 (c)	896,422
175,000	New Jersey Economic Development Authority, West Campus Housing, LLC - New Jersey City University Student Housing Project, Series A (RB) 4.13%, 07/01/25 (c)	176,290
	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
145,000	5.00%, 06/15/24 (c)	165,011
175,000	5.00%, 06/15/24 (c)	199,372
315,000	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 10/01/24	363,042
500,000	New Jersey State Turnpike Authority, Series A (RB) (AGM)
	5.25%, 01/01/26	608,047
	New Jersey Transportation Trust Fund Authority, Series A (RB)
120,000	0.00%, 12/15/25 ^	114,126
360,000	0.00%, 12/15/26 ^	334,172
330,000	5.00%, 06/15/21 (c)	331,780
500,000	5.00%, 12/15/24	580,287
500,000	5.00%, 12/15/25	597,670
500,000	5.00%, 06/15/26 (c)	591,718
1,050,000	5.00%, 12/15/26	1,287,757
170,000	5.50%, 12/15/22	184,365
	New Jersey Transportation Trust Fund Authority, Series A-1 (RB)
110,000	5.00%, 06/15/26 (c)	131,243
845,000	5.00%, 06/15/26 (c)	1,019,955
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
535,000	4.00%, 06/15/22 (c)	554,289
605,000	5.00%, 06/15/22 (c)	634,511
200,000	5.00%, 06/15/22	210,560
Principal Amount		Value

New Jersey: (continued)
$205,000	5.00%, 06/15/22 (c)	$215,700
285,000	5.00%, 06/15/23 (c)	312,670
275,000	5.00%, 06/15/25 (c)	322,554
500,000	5.00%, 12/15/28 (c)	627,774
100,000	5.25%, 06/15/25 (c)	117,841
365,000	5.25%, 06/15/25 (c)	426,098
100,000	New Jersey Transportation Trust Fund Authority, Series B (RB) 5.25%, 06/15/21 (c)	100,568
1,500,000	New Jersey Transportation Trust Fund Authority, Series BB-1 (RB) 5.00%, 12/15/28 (c)	1,883,321
	New Jersey Transportation Trust Fund Authority, Series C (RB) (AGM)
290,000	0.00%, 12/15/29 ^	252,931
805,000	0.00%, 12/15/30 ^	673,698
	New Jersey Transportation Trust Fund Authority, Series D (RB)
480,000	5.00%, 12/15/23	538,038
355,000	5.00%, 12/15/24 (c)	406,588
130,000	5.25%, 12/15/23	146,564
120,000	Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) 5.00%, 01/01/32	144,248
65,000	Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	68,738
	State of New Jersey, Various Purposes (GO)
2,000,000	2.00%, 12/01/29 (c)	2,079,524
80,000	3.00%, 06/01/26	89,145
110,000	4.00%, 06/01/23 (c)	117,571
100,000	5.00%, 06/01/27	124,734
	Tobacco Settlement Financing Corp., Series A (RB)
500,000	5.00%, 06/01/23	547,697
500,000	5.00%, 06/01/28 (c)	625,040
150,000	5.00%, 06/01/28 (c)	189,045
		30,148,912
New York: 8.5%
	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
1,600,000	5.00%, 07/15/23	1,751,949
1,750,000	5.00%, 07/15/24	1,985,702
100,000	5.00%, 07/15/26	120,714
1,800,000	5.00%, 01/15/27 (c)	2,155,797
100,000	5.00%, 01/15/27 (c)	121,171
100,000	5.00%, 01/15/27 (c)	121,911
740,000	Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB) 5.00%, 12/31/28	815,015
1,000,000	Huntington Local Development Corp., Gurwin Independent Housing, Inc., Series B (RB) 4.00%, 07/01/27	1,020,770
250,000	Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 05/15/26 (c)	296,279

See Notes to Financial Statements

117

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$250,000	Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 05/15/28 (c)	$312,348
500,000	Metropolitan Transportation Authority, Series D (RB) 5.00%, 11/15/26 (c)	599,159
	Metropolitan Transportation Authority, Series D-1 (RB)
250,000	5.00%, 11/15/25 (c)	292,250
250,000	5.00%, 11/15/25 (c)	294,330
500,000	Monroe County Industrial Development Agency, Rochester Regional Health Project, Series A (RB) 5.00%, 12/01/30 (c)	648,578
105,000	New York City Industrial Development Agency, Transportation Infrastructure Properties LLC, Series A (RB) 5.00%, 07/01/22	111,214
250,000	New York State Dormitory Authority, Supported Debt Montefiore, Series A (RB) 5.00%, 08/01/24	283,883
	New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
2,000,000	5.00%, 08/01/21 (c)	2,020,419
760,000	5.00%, 08/01/21 (c)	768,030
1,000,000	5.25%, 08/01/30 (c)	1,251,447
	New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
2,000,000	4.00%, 10/01/30	2,368,585
780,000	5.00%, 01/01/28 (c)	959,043
160,000	5.00%, 01/01/28 (c)	196,368
500,000	Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series B (RB) 3.50%, 07/01/23 (c)	520,718
500,000	Port Authority of New York and New Jersey, Consolidated Bonds (RB) 5.00%, 10/15/25 (c)	598,295
25,000	Suffolk County Economic Development Corp., Catholic Health Services of Long Island (RB) 5.00%, 07/01/21 (c)	25,187
1,000,000	Suffolk Tobacco Asset Securitization Corp., Series B (RB) 5.38%, 06/01/21 (c)	1,001,126
	Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB)
1,130,000	5.00%, 01/01/26 (c)	1,149,638
750,000	5.00%, 01/01/26 (c)	765,873
665,000	Town of Oyster Bay, Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26 (c)	736,756
	Town of Ramapo, Public Improvement, Series A (GO) (FGIC)
120,000	4.00%, 05/15/23 (c)	121,065
Principal Amount		Value

New York: (continued)
$100,000	4.13%, 05/15/23 (c)	$101,078
	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
1,500,000	5.00%, 06/01/23	1,542,493
70,000	5.00%, 06/01/27	87,280
70,000	5.00%, 06/01/27 (c)	86,649
445,000	Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
	4.00%, 09/15/24 (c)	435,908
200,000	Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB)
	4.00%, 10/15/29	219,839
		25,886,867
North Carolina: 0.8%
125,000	North Carolina Eastern Municipal Power Agency, Series B (RB) 6.00%, 01/01/25	150,092
265,000	North Carolina Medical Care Commission, Retirement Facilities (RB) 5.13%, 07/01/23	271,390
	North Carolina Turnpike Authority, Triangle Expressway System (RB)
750,000	5.00%, 02/01/24	845,340
350,000	5.00%, 01/01/25	407,294
500,000	5.00%, 01/01/29 (c)	637,417
		2,311,533
North Dakota: 0.3%
1,000,000	Grand Forks County, Solid Waste Disposal, Red River Biorefinery LLC (RB) 5.75%, 09/15/26 (c)	954,879
Ohio: 2.1%
500,000	American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/29	645,683
	County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
250,000	5.00%, 02/15/25	286,543
50,000	5.00%, 02/15/26	58,904
110,000	5.00%, 02/15/27 (c)	132,536
250,000	5.00%, 02/15/27	301,625
50,000	County of Muskingum, Genesis HealthCare System (RB) 4.00%, 02/15/23	52,351
260,000	Ohio Air Quality Development Authority, AK Steel Corp. Project, Series A (RB) 6.75%, 02/01/22 (c)	265,902
2,000,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	2,146,338
550,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series D (RB) 2.88%, 02/01/26	576,116

See Notes to Financial Statements

118

Principal Amount		Value

Ohio: (continued)
$2,000,000	Port of Greater Cincinnati Development Authority, Convention Center Hotel Acquisition and Demolition Project, Series A (RB) 3.00%, 05/01/22 (c)	$2,003,175
		6,469,173
Oklahoma: 0.6%
250,000	Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) 5.00%, 08/15/27	304,859
1,500,000	Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	1,677,037
		1,981,896
Oregon: 0.3%
500,000	Oregon State Business Development Commission, Red Rock Biofuels LLC Clean Energy Project (RB) 11.50%, 04/01/26 (c) (d) *	107,500
500,000	Port of Portland, International Airport Passenger Facility Charge, Series A (RB) 5.00%, 07/01/21 (c)	503,781
325,000	Yamhill County Hospital Authority, Friendsview Retirement Community Oregon, Series A (RB) 5.00%, 11/15/24 (c)	352,012
		963,293
Pennsylvania: 5.4%
500,000	Allegheny County Industrial Development Authority, United States Steel Corp. Project (RB) 4.88%, 11/01/24	545,419
	Allentown Neighborhood Improvement Zone Development Authority (RB)
550,000	5.00%, 05/01/22	571,179
555,000	5.00%, 05/01/23	596,905
1,250,000	5.00%, 05/01/27	1,492,079
250,000	5.00%, 05/01/28	303,256
1,000,000	5.00%, 05/01/28	1,201,352
	Berks County Industrial Development Authority, Tower Health Project (RB)
200,000	4.00%, 11/01/27 (c)	204,239
1,000,000	5.00%, 11/01/25	1,088,857
400,000	5.00%, 11/01/26	439,269
425,000	Berks County Municipal Authority, Tower Health Project, Series A (RB)
	5.00%, 02/01/31	473,158
1,500,000	Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 08/01/26 (c) (p)	1,549,695
500,000	Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 08/01/29 (c) (p)	521,543
80,000	City of Philadelphia, Gas Works, Series 13 (RB) 5.00%, 08/01/25	94,134
Principal Amount		Value

Pennsylvania: (continued)
$500,000	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	$548,100
	Dauphin County General Authority, The Harrisburg University of Science and Technology Project (RB)
245,000	4.00%, 10/15/22	248,720
500,000	4.25%, 10/15/26	525,025
250,000	5.00%, 10/15/27	271,922
500,000	5.00%, 10/15/28 (c)	527,304
250,000	Doylestown Hospital Authority, Series A (RB) (SBG) 5.00%, 07/01/23 (c)	267,651
650,000	Fulton County Industrial Development Authority, The Fulton County Medical Center Project (RB) 4.00%, 07/01/26 (c)	683,366
1,000,000	Geisinger Authority Health System, Series C (RB) 5.00%, 10/01/29 (c) (p)	1,296,598
415,000	Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network Issue, Series A (RB) (AMBAC) 4.00%, 01/15/25 (c)	453,410
912,969	Pennsylvania Economic Development Financing Authority, CarbonLite P, LLC Project (RB) 5.25%, 06/01/26	547,781
	Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
125,000	5.00%, 12/31/23	139,726
130,000	5.00%, 06/30/26	157,570
100,000	Pennsylvania Turnpike Commission, Series A-2 (RB) 5.00%, 06/01/26 (c)	120,107
550,000	Philadelphia Authority for Industrial Development, The Pavilion, Series A (RB) 3.00%, 12/01/21 (c)	380,080
100,000	Philadelphia Gas Works Co., Fourteenth Series (RB) 5.00%, 10/01/26	121,155
200,000	State Public School Building Authority, The School District of Philadelphia Project, Series A (RB) (SAW) 5.00%, 12/01/26 (c)	243,570
500,000	Susquehanna Area Regional Airport Authority, Series A (RB) 5.00%, 01/01/23 (c)	520,946
	The Hospitals and Higher Education, Facilities Authority of Philadelphia (RB)
115,000	5.00%, 07/01/26	134,572
275,000	5.00%, 07/01/27 (c)	324,665
		16,593,353

See Notes to Financial Statements

119

VANECK VECTORS SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Puerto Rico: 3.6%
	Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
$485,000	5.25%, 07/01/22 (c)	$513,306
780,000	6.13%, 07/01/24	859,435
185,000	Puerto Rico Convention Center District Authority, Series A (RB) (CIFG) 5.00%, 06/01/21 (c)	190,159
250,000	Puerto Rico Electric Power Authority, Series UU (RB) (AGM) 5.00%, 06/01/21 (c)	256,972
1,000,000	Puerto Rico Highway and Transportation Authority, Series CC (RB) (AGM) 5.25%, 07/01/32	1,206,702
100,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, AES Puerto Rico Project (RB) 6.63%, 06/01/21 (c)	103,500
200,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Ana G. Mendez University System Project (RB) 5.00%, 06/01/21 (c)	200,288
780,000	Puerto Rico Municipal Finance Agency (RB) (AGM) 5.00%, 06/01/21 (c)	801,753
	Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
1,605,013	0.00%, 07/01/24 ^	1,522,420
2,010,000	0.00%, 07/01/27 ^	1,793,369
3,751,000	0.00%, 07/01/28 (c) ^	2,932,106
808,000	0.00%, 07/01/28 (c) ^	680,679
		11,060,689
Rhode Island: 0.1%
155,000	Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	189,136
115,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	126,047
		315,183
South Carolina: 0.7%
109,791	Connector 2000 Association, Inc., Series A-1 (RB) 0.00%, 04/01/26 (c) ^	55,588
500,000	South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB) 5.00%, 12/15/26 (c)	556,986
375,000	South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB) 4.00%, 11/15/24 (c)	389,187
220,000	South Carolina Public Service Authority, Series C (RB) 5.00%, 12/01/24 (c)	252,674
Principal Amount		Value

South Carolina: (continued)
$755,000	South Carolina State Ports Authority (RB) 5.25%, 07/01/25 (c)	$902,401
		2,156,836
Tennessee: 0.2%
500,000	Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c)	446,448
25,000	Clarksville Natural Gas Acquisition Corp. (RB) 5.00%, 12/15/21	25,720
220,000	Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA) 4.75%, 07/01/27	219,730
		691,898
Texas: 6.7%
250,000	Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/26	283,249
500,000	Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB) 5.00%, 01/01/27 (c)	506,872
2,000,000	Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/26 (c)	2,377,678
120,000	Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	138,764
395,000	City of Austin, Airport System (RB) 5.00%, 11/15/24 (c)	453,308
180,000	City of Houston, Airport System, Series C (RB) 5.00%, 07/01/27	224,373
250,000	City of Houston, Airport System, United Airlines, Inc. Terminal E Project (RB) 5.00%, 07/01/24 (c)	273,389
200,000	City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	203,161
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
1,000,000	4.75%, 07/01/24	1,049,838
1,500,000	5.00%, 07/15/28	1,765,974
	Clifton Higher Education Finance Corp., Series A (RB)
95,000	4.63%, 08/15/25	102,740
200,000	5.13%, 08/15/25 (c)	229,229
1,065,000	6.00%, 03/01/24 (c)	1,166,627
500,000	Clifton Higher Education Finance Corp., Series D (RB) 5.25%, 08/15/25 (c)	584,237
335,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	343,123

See Notes to Financial Statements

120

Principal Amount		Value

Texas: (continued)
$315,000	Harris County, Houston Sports Authority, Junior Lien, Series H (RB) 0.00%, 11/15/29 ^	$247,766
105,000	Matagorda County District No. 1, Pollution Control, Series B (RB) (AMBAC) 4.55%, 05/01/30	128,304
2,000,000	Matagorda County Navigation District No. 1, Central Power and Light Company Project, Series A (RB) 2.60%, 11/01/29	2,151,707
895,000	Matagorda County Navigation District No. 1, Series A (RB) (AMBAC) 4.40%, 05/01/30	1,092,508
300,000	Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) 5.00%, 02/15/26 (c)	234,000
600,000	New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Island Campus, LLC, Series A (RB) 5.00%, 04/01/27 (c)	747,492
1,000,000	New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Series A (RB) 4.00%, 08/15/25 (c)	1,053,015
100,000	New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Series A (RB) 4.00%, 08/15/21 (c)	100,424
250,000	New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 02/15/23 (c)	273,077
	New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
100,000	5.00%, 07/01/23	86,500
100,000	5.00%, 07/01/24	86,500
405,000	North Texas Tollway Authority, First Tier, Series D (RB) 0.00%, 01/01/29 ^	365,389
185,000	North Texas Tollway Authority, Second Tier, Series B (RB) 5.00%, 01/01/26 (c)	221,715
	SA Energy Acquisition Public Facility Corp. (RB)
85,000	5.50%, 08/01/22	90,387
55,000	5.50%, 08/01/24	63,410
125,000	5.50%, 08/01/25	148,880
110,000	5.50%, 08/01/27	137,914
190,000	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc. Project, Series B-1 (RB) 4.50%, 06/01/21 (c) (d) *	85,975
230,000	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp. Edgemere Project, Series A (RB) 5.00%, 11/15/25 (c)	227,253
Principal Amount		Value

Texas: (continued)
$225,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB) 4.00%, 05/15/24 (c)	$240,365
	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Series A (RB)
500,000	6.00%, 05/15/27 (c)	559,105
250,000	6.25%, 11/15/27 (c)	281,188
	Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien, Series A (RB)
155,000	5.25%, 12/15/22	167,284
15,000	5.25%, 12/15/23	16,870
60,000	5.25%, 12/15/24	69,947
100,000	5.25%, 12/15/25	120,265
	Texas Municipal Gas Acquisition and Supply Corp. III (RB)
350,000	5.00%, 12/15/28	443,495
1,015,000	5.00%, 12/15/32	1,364,626
		20,507,923
Utah: 0.3%
700,000	Utah Transit Authority Sales Tax, Series A (RB) 5.00%, 06/15/25 (c)	833,146
Virgin Islands: 1.1%
	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB)
1,000,000	5.00%, 10/01/24 (c)	955,554
300,000	5.00%, 10/01/24	293,359
500,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A (RB) 5.00%, 06/01/21 (c)	501,173
215,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A-1 (RB) 5.00%, 06/01/21 (c)	215,504
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series B (RB)
140,000	5.00%, 06/01/21 (c)	137,913
25,000	5.00%, 06/01/21 (c)	25,059
515,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Subordinate Lien, Series C (RB) 5.00%, 06/01/21 (c)	513,180
	Virgin Islands Water and Power Authority, Series A (RB)
75,000	5.00%, 06/01/21 (c)	73,623
150,000	5.00%, 06/01/21 (c)	148,123
	Virgin Islands Water and Power Authority, Series B (RB)
620,000	5.00%, 06/01/21 (c)	598,300
55,000	5.00%, 06/01/21 (c)	53,667
		3,515,455

See Notes to Financial Statements

121

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Virginia: 1.2%
$140,000	Amherst Industrial Development Authority, Sweet Briar College (RB) 4.75%, 06/01/21 (c)	$134,611
500,000	Chesapeake Bay Bridge and Tunnel District, First Tier (RB) 5.00%, 11/01/23	556,473
55,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	55,546
325,000	Peninsula Town Center Community Development Authority (RB) 4.50%, 09/01/27 (c)	348,405
500,000	Roanoke County Economic Development Authority, Series A (RB) 4.75%, 09/01/26 (c)	511,357
1,525,000	Roanoke Economic Development Authority, Residential Care Facility (RB) 4.30%, 09/01/27 (c)	1,511,057
500,000	Virginia College Building Authority, Regent University Project (RB) 5.00%, 06/01/21 (c)	500,870
		3,618,319
Washington: 2.3%
155,000	King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB) 5.00%, 12/01/25	164,993
1,000,000	Klickitat County Public Hospital District No. 2 (RB) 4.00%, 12/01/27	1,009,978
480,000	Washington Health Care Facilities Authority, CommonSpirit Health, Series B-2 (RB) 5.00%, 02/01/25 (c) (p)	558,625
2,000,000	Washington State Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,280,255
1,150,000	Washington State Housing Finance Commission, Herons Key Senior Living, Series A (RB) 6.00%, 07/01/25	1,260,300
	Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
250,000	3.75%, 07/01/26	253,491
500,000	4.00%, 01/01/25 (c)	530,497
365,000	5.00%, 01/01/25 (c)	399,721
500,000	Washington State Housing Finance Commission, Transforming Age Projects, Series B (RB) 2.38%, 07/01/21 (c)	499,997
		6,957,857
West Virginia: 0.5%
100,000	Brooke County Commission, Bethany College, Series A (RB) 5.75%, 06/01/21 (c)	97,079
Principal Amount		Value

West Virginia: (continued)
$545,000	County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA) 3.00%, 06/01/22 (c)	$551,788
680,000	County of Ohio, West Virginia Tax Increment Refunding and Improvement, Highlands Project (TA) 4.75%, 06/01/22 (c)	694,004
150,000	West Virginia Hospital Finance Authority, West Virginia University Health System Obligated Group, Series A (RB) 5.00%, 06/01/26	181,911
		1,524,782
Wisconsin: 2.5%
1,275,000	Public Finance Authority, American Dream at Meadowlands Project, Series A (RB) 6.75%, 08/01/31	1,425,960
500,000	Public Finance Authority, Cedars Obligated Group (RB) 4.25%, 05/01/27 (c)	490,042
1,000,000	Public Finance Authority, Celanese Corp., Series C (RB) 4.30%, 05/01/26 (c)	1,113,778
	Public Finance Authority, Friends Homes (RB)
205,000	4.00%, 09/01/24	217,221
500,000	4.00%, 09/01/26 (c)	562,937
175,000	Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB) 4.10%, 06/15/26	177,736
580,000	Public Finance Authority, Penick Village (RB) 4.00%, 09/01/26 (c)	585,709
250,000	Public Finance Authority, Phoenix Academy Project, Series A (RB) 5.00%, 06/15/24 (c)	256,430
2,015,000	Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.00%, 12/01/27	2,233,250
240,000	Public Finance Authority, Senior Airport Facilities, Series B (RB) 5.00%, 07/01/22	246,912
	Wisconsin Health and Educational Facilities Authority, American Baptist Homes of the Midwest (RB)
125,000	3.50%, 08/01/22	125,595
250,000	5.00%, 08/01/24 (c)	270,101
		7,705,671
Total Municipal Bonds: 98.5% (Cost: $293,226,326)		301,175,300
Other assets less liabilities: 1.5%		4,536,888
NET ASSETS: 100.0%		$305,712,188

See Notes to Financial Statements

122

Definitions:
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CIFG	CDC Ixis Financial Guaranty
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
ST	Special Tax
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond
*	Non-income producing

Summary of Investments By Sector	% of Investments	Value
Education	7.3%	$21,984,067
Health Care	13.0	39,320,650
Housing	0.1	380,080
Industrial Revenue	22.8	68,572,817
Leasing	9.7	29,181,218
Local	9.3	28,183,728
Power	1.8	5,435,931
Special Tax	12.5	37,618,591
State	7.1	21,299,172
Tobacco	1.8	5,304,791
Transportation	12.6	37,988,460
Water & Sewer	2.0	5,905,795
	100.0%	$301,175,300

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Total Municipal Bonds*	$—	$301,175,300	$—	$301,175,300

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

123

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SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

MUNICIPAL BONDS: 98.4%
Alabama: 3.0%
$250,000	Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 09/01/22	$266,285
125,000	Alabama Federal Aid Highway Finance Authority, Series B (RB) 5.00%, 09/01/23	138,961
	Black Belt Energy Gas District, Series A (RB) (SAW)
470,000	4.00%, 09/01/23 (c) (p)	510,237
860,000	5.00%, 12/01/23	962,087
375,000	County of Jefferson (RB) 5.00%, 09/15/22	399,610
	County of Jefferson, Series A (GO)
290,000	5.00%, 04/01/24	329,063
340,000	5.00%, 04/01/25	399,704
1,000,000	Industrial Development Board of the City of Mobile, Alabama Power Co. Barry Plant Project, Series A (RB) 1.00%, 06/26/25 (p)	1,015,580
1,500,000	Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 09/01/25 (c) (p)	1,717,073
250,000	Southeast Alabama Gas Supply District, Series A (RB) 4.00%, 03/01/24 (c) (p)	275,316
	Tuscaloosa City Board of Education (RB)
1,055,000	5.00%, 08/01/26 (c)	1,302,152
825,000	5.00%, 08/01/26 (c)	1,018,271
450,000	UAB Medicine Finance Authority, Series B (RB) 5.00%, 09/01/23	499,702
		8,834,041
Alaska: 0.0%
125,000	Alaska Railroad Corp., Series B (RB) 5.00%, 08/01/23	137,473
Arizona: 1.3%
250,000	City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series D (RB) 5.00%, 07/01/23	275,659
125,000	City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System (RB) 5.00%, 07/01/23	137,973
200,000	City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series B (RB) 5.00%, 07/01/24	229,738
400,000	Gilbert Water Resource Municipal Property Corp. (RB) 5.00%, 07/01/25	475,988
700,000	Maricopa County Industrial Development Authority, Banner Health, Series A (RB) 5.00%, 01/01/26	843,944
250,000	Maricopa County Special Health Care District, Series C (GO) 5.00%, 07/01/24	285,471
Principal Amount		Value

Arizona: (continued)
$310,000	Pima County (GO) 4.00%, 07/01/23	$335,497
500,000	Salt River Project Agricultural Improvement and Power District, Series A (RB) 5.00%, 01/01/26	604,871
500,000	State of Arizona (RB) 5.00%, 07/01/23	552,120
		3,741,261
California: 13.4%
250,000	Anaheim Housing and Public Improvements Authority, Series B (RB) 5.00%, 04/01/23 (c)	272,728
400,000	Bay Area Toll Authority, Series B (RB) 2.85%, 10/01/24 (c) (p)	433,856
475,000	Bay Area Toll Authority, Series G (RB) 2.00%, 10/01/23 (c) (p)	493,307
250,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C (RB) 5.00%, 11/01/22 (p)	268,059
335,000	California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-3 (RB) 2.00%, 10/01/25 (c) (p)	356,313
1,105,000	California Health Facilities Financing Authority, Providence St. Joseph Health, Series C (RB) (SAW) 5.00%, 10/01/25 (p)	1,319,523
100,000	California Infrastructure and Economic Development Bank, Clean Water State (RB) 5.00%, 10/01/24	116,186
770,000	California State University Systemwide (RB) 5.00%, 11/01/24	897,370
100,000	California Statewide Communities Development Authority, Southern California Edison Company, Series D (RB) 2.63%, 12/01/23 (p)	105,860
405,000	Chino Basin Regional Financing Authority, Series B (RB) 4.00%, 08/01/25 (c)	465,947
	City and County of San Francisco, Series B (CP)
100,000	5.00%, 04/01/25	117,603
305,000	5.00%, 10/01/25 (c)	364,130
500,000	City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB) 5.00%, 05/15/26	612,541
240,000	County of Sacramento, Airport System, Series B (RB) 5.00%, 07/01/25	285,374
345,000	County of San Bernardino, Arrowhead Project, Series A (CP) 5.00%, 10/01/26	423,911

See Notes to Financial Statements

124

Principal Amount		Value

California: (continued)
$225,000	El Dorado Irrigation District, Series C (RB) 5.00%, 03/01/26 (c)	$274,169
500,000	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) 5.00%, 06/01/22	525,912
1,000,000	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1 (RB) 5.00%, 06/01/23	1,094,301
265,000	Grossmont-Cuyamaca Community College District (GO) 5.00%, 08/01/24	306,274
500,000	Los Angeles Community College District, Series J (GO) 3.00%, 08/01/23	532,147
250,000	Los Angeles Department of Water and Power, Series A (RB) 5.00%, 07/01/23	276,519
	Los Angeles Department of Water and Power, Series B (RB)
550,000	5.00%, 07/01/23	607,836
250,000	5.00%, 07/01/24	287,771
250,000	Los Angeles Department of Water and Power, Series C (RB) 5.00%, 07/01/24	287,771
	Los Angeles Unified School District, Series A (GO)
500,000	5.00%, 07/01/22	528,415
250,000	5.00%, 07/01/23	276,232
750,000	5.00%, 07/01/24	863,312
800,000	5.00%, 07/01/26	984,773
130,000	Los Angeles Unified School District, Series B (GO) 5.00%, 07/01/23	143,641
1,250,000	Los Angeles Unified School District, Series C (GO) 5.00%, 07/01/25	1,490,890
450,000	Metropolitan Water District of Southern California, Series B (RB) 5.00%, 07/01/23 (c)	497,114
125,000	Municipal Improvement Corp. of Los Angeles, Series A (RB) 5.00%, 11/01/23	139,781
250,000	Municipal Improvement Corp. of Los Angeles, Series B (RB) 5.00%, 11/01/23	279,563
	Northern California Energy Authority, Series A (RB)
1,000,000	4.00%, 07/01/24 (p)	1,108,929
275,000	5.00%, 07/01/24	315,608
430,000	Oakland Unified School District (GO) 5.00%, 08/01/23	474,434
350,000	Oakland Unified School District, Series A (GO) 5.00%, 08/01/23	386,167
205,000	Orange County Water District, Series A (CP) 2.00%, 02/15/23 (c)	211,517
Principal Amount		Value

California: (continued)
$930,000	Public Utilities Commission of the City and County of San Francisco, Wastewater Revenue, Series B (RB) 2.13%, 04/01/23 (c) (p)	$962,575
	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series A (RB)
265,000	5.00%, 11/01/22	284,391
630,000	5.00%, 11/01/24	732,775
200,000	Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series B (RB) 5.00%, 11/01/24 (c)	233,006
250,000	Riverside County Transportation Commission, Series B (RB) 5.00%, 06/01/25	296,095
300,000	Sacramento County, Airport System, Series B (RB) 5.00%, 07/01/23	331,272
485,000	Sacramento Municipal Utility District, Series B (RB) 5.00%, 04/18/25 (c) (p)	571,477
125,000	Sacramento Municipal Utility District, Series D (RB) 5.00%, 08/15/24	144,368
725,000	Southern California Public Power Authority, Windy Point/Windy Flats Project (RB) 5.00%, 01/01/24 (c)	817,404
325,000	State of California (GO) 5.00%, 08/01/24	375,391
500,000	State of California, Department of Water Resources, Central Valley Project, Series BB (RB) 5.00%, 12/01/26	625,253
1,215,000	State of California, Public Works Board, Department of Corrections and Rehabilitation, Series D (RB) 5.00%, 09/01/23	1,351,001
	State of California, Public Works Board, Various Capital Projects, Series B (RB)
450,000	5.00%, 10/01/22	480,891
275,000	5.00%, 10/01/26	340,208
320,000	State of California, State Public Works Board, Various Capital Projects, Series C (RB) 5.00%, 03/01/25	376,475
	State of California, Various Purpose (GO)
1,000,000	3.00%, 03/01/26	1,123,917
300,000	4.00%, 11/01/24	339,312
600,000	4.00%, 10/01/25	696,355
285,000	4.00%, 08/01/26	337,290
265,000	5.00%, 09/01/22	282,262
1,000,000	5.00%, 09/01/23	1,112,927
600,000	5.00%, 09/01/23	667,756
250,000	5.00%, 10/01/23	279,198
525,000	5.00%, 11/01/23	588,340
100,000	5.00%, 10/01/24	116,223
300,000	5.00%, 04/01/25	355,116

See Notes to Financial Statements

125

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$1,500,000	5.00%, 08/01/25	$1,796,274
300,000	5.00%, 09/01/25	360,278
835,000	5.00%, 10/01/25	1,005,609
500,000	5.00%, 11/01/25	603,849
460,000	5.00%, 12/01/25	557,083
295,000	5.00%, 08/01/26	364,388
935,000	5.00%, 09/01/26	1,157,799
915,000	5.00%, 11/01/26	1,138,605
480,000	Tobacco Securitization Authority of Southern California, Series A-1 (RB) (AGM) 5.00%, 06/01/23	527,361
		39,758,308
Colorado: 1.6%
125,000	Boulder Valley School District No. RE-2, Series B (GO) (SAW) 4.00%, 12/01/23	137,146
530,000	City and County of Denver, Airport System, Series A (RB) 5.00%, 11/15/25	637,193
250,000	City of Aurora, Water Revenue, First Lien (RB) 5.00%, 08/01/22	265,229
500,000	City of Colorado, Springs Utilities System Revenue, Series A (RB) 5.00%, 11/15/25	602,872
530,000	Colorado Health Facilities Authority Hospital, Adventist Health System, Series C (RB) 5.00%, 11/15/23 (p)	594,029
500,000	Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/25	597,673
1,000,000	Douglas County School District No. RE-1 (GO) (SAW) 5.00%, 12/15/24	1,169,000
250,000	Larimer County School District No. R-1 (GO) (SAW) 5.00%, 12/15/23	281,497
385,000	State of Colorado, Series K (CP) 5.00%, 03/15/26	466,112
		4,750,751
Connecticut: 2.9%
215,000	City of New Haven, Series A (GO) (AGM) 5.00%, 08/15/24	246,940
1,000,000	Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB) 5.00%, 07/01/25	1,173,229
390,000	Connecticut State Health and Educational Facilities Authority, Yale University Issue, Series C-2 (RB) 5.00%, 02/01/23 (p)	422,816
	State of Connecticut, Series A (GO)
375,000	5.00%, 04/15/23	410,350
265,000	5.00%, 04/15/23	289,981
	State of Connecticut, Series B (GO)
375,000	4.00%, 05/15/23	404,260
Principal Amount		Value

Connecticut: (continued)
$250,000	5.00%, 01/15/23	$270,544
275,000	5.00%, 06/01/26	337,509
300,000	State of Connecticut, Series C (GO) 5.00%, 06/15/26	367,767
	State of Connecticut, Series D (GO)
300,000	5.00%, 08/15/23	332,893
1,040,000	5.00%, 04/15/26	1,268,523
	State of Connecticut, Series E (GO)
350,000	5.00%, 10/15/22	374,636
270,000	5.00%, 09/15/25	323,635
	State of Connecticut, Special Tax Obligation, Series A (RB)
325,000	5.00%, 09/01/22	346,036
300,000	5.00%, 01/01/23	324,089
375,000	5.00%, 04/15/23	410,350
100,000	5.00%, 09/01/23	111,218
200,000	State of Connecticut, Special Tax Obligation, Series B (RB) 5.00%, 10/01/23	223,204
	University of Connecticut, Series A (RB)
575,000	5.00%, 04/15/24	653,420
285,000	5.00%, 03/15/26	344,739
		8,636,139
Delaware: 0.7%
1,000,000	Delaware Economic Development Authority, Delmarva Power and Light Co. Project, Series A (RB) (AGM) 1.05%, 07/01/25 (p)	1,021,621
500,000	Delaware Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	502,663
500,000	Delaware Transportation Authority (RB) 5.00%, 07/01/26	614,909
		2,139,193
District of Columbia: 1.3%
785,000	District of Columbia Income Tax, Series C (RB) 5.00%, 10/01/26	972,559
440,000	District of Columbia, Series A (GO) 5.00%, 06/01/22	463,257
120,000	District of Columbia, Series B (GO) 5.00%, 06/01/25	142,823
	District of Columbia, Series D (GO)
250,000	5.00%, 06/01/24	286,946
315,000	5.00%, 06/01/25	374,909
500,000	District of Columbia, Series E (GO) 5.00%, 06/01/25	595,094
	Washington Metropolitan Area Transit Authority, Series A-1 (RB)
225,000	5.00%, 07/01/24	257,688
100,000	5.00%, 07/01/25	118,587
	Washington Metropolitan Area Transit Authority, Series B (RB)
300,000	5.00%, 07/01/25	355,762
300,000	5.00%, 07/01/26	367,058
		3,934,683

See Notes to Financial Statements

126

Principal Amount		Value

Florida: 2.4%
$600,000	City of Gainesville, Utilities System, Series A (RB) 5.00%, 10/01/22	$641,011
	City of Jacksonville, Series B (RB)
265,000	5.00%, 10/01/24	305,740
1,020,000	5.00%, 10/01/25	1,216,546
280,000	County of Miami-Dade (RB) 5.00%, 10/01/25	331,937
350,000	County of Miami-Dade, Capital Asset Acquisition, Series B (RB) 5.00%, 04/01/25	411,908
375,000	Lee County School Board, Series A (CP) 5.00%, 08/01/24	430,381
710,000	Miami Beach Redevelopment Agency, City Center and Historical Convention Village, Series A (TA) 5.00%, 02/01/24	799,839
100,000	Orange County Health Facilities Authority, Orlando Health Obligated Group, Series B (RB) 5.00%, 10/01/22	106,615
340,000	School District of Broward County, Series C (CP) 5.00%, 07/01/24	388,933
	State of Florida, Board of Education, Lottery Revenue, Series A (RB)
450,000	5.00%, 07/01/23	497,217
650,000	5.00%, 07/01/24	747,759
130,000	State of Florida, Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/23	143,192
150,000	State of Florida, Board of Education, Public Education Capital Outlay, Series D (GO) 5.00%, 06/01/23	165,221
	State of Florida, Board of Education, Public Education Capital Outlay, Series E (GO)
225,000	5.00%, 06/01/23	247,831
100,000	5.00%, 06/01/24	114,679
180,000	State of Florida, Department of Management Services, Series A (RB) 5.00%, 09/01/23	199,881
275,000	State of Florida, Department of Transportation Financing Corp. (RB) 5.00%, 07/01/22	290,662
		7,039,352
Georgia: 3.2%
500,000	Burke County Development Authority, Series F (RB) 3.00%, 02/01/23 (p)	521,291
500,000	City of Atlanta, Water and Wastewater, Series A (RB) 5.00%, 11/01/24	582,327
280,000	County of Forsyth (GO) 5.00%, 09/01/25	335,859
500,000	Main Street Natural Gas, Inc., Series A (RB) 4.00%, 06/01/23 (c) (p)	539,803
Principal Amount		Value

Georgia: (continued)
$1,000,000	Main Street Natural Gas, Inc., Series B (RB) 4.00%, 09/01/24 (c) (p)	$1,118,109
500,000	Main Street Natural Gas, Inc., Series C (RB) 4.00%, 06/01/23	539,288
225,000	Municipal Gas Authority of Georgia, Gas Portfolio IV Project, Series A (RB) 5.00%, 10/01/23	250,700
360,000	Private Colleges and Universities Authority, Emory University, Series A (RB) 5.00%, 09/01/26	443,649
	State of Georgia, Series A (GO)
160,000	5.00%, 02/01/23	173,639
250,000	5.00%, 02/01/25	293,883
350,000	5.00%, 08/01/25	418,640
1,500,000	5.00%, 02/01/26 (c)	1,813,830
700,000	5.00%, 08/01/26	865,058
250,000	State of Georgia, Series C (GO) 5.00%, 07/01/24	287,771
1,000,000	State of Georgia, Series E (GO) 5.00%, 12/01/24	1,168,945
		9,352,792
Hawaii: 0.3%
700,000	State of Hawaii, Series FE (GO) 5.00%, 10/01/23	781,035
110,000	State of Hawaii, Series FN (GO) 5.00%, 10/01/24	127,520
100,000	State of Hawaii, Series FT (GO) 5.00%, 01/01/23	108,047
		1,016,602
Illinois: 5.0%
500,000	Chicago O’Hare International Airport, Series B (RB) (AGM) 5.00%, 01/01/26	599,752
	Chicago O’Hare International Airport, Series C (RB)
650,000	5.00%, 01/01/23	701,287
115,000	5.00%, 01/01/24	129,068
315,000	5.00%, 01/01/26	377,844
	Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
380,000	5.00%, 06/01/22	398,393
350,000	5.00%, 06/01/23	382,981
500,000	City of Chicago, Series A (GO) 5.00%, 01/01/27	596,401
200,000	Community College District No. 512, Counties of Cook, Kane, Lake, and McHenry, Series B (GO) 5.00%, 12/01/25	239,591
300,000	County of Cook, Series A (GO) 5.00%, 11/15/26	368,209
	Illinois Finance Authority, Clean Water Initiative (RB)
310,000	4.00%, 01/01/23	329,974
100,000	4.00%, 07/01/25	114,787
340,000	5.00%, 07/01/22	359,322

See Notes to Financial Statements

127

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SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$250,000	5.00%, 01/01/23	$270,249
155,000	5.00%, 01/01/24	174,667
500,000	5.00%, 07/01/24	574,516
600,000	5.00%, 01/01/25	701,317
250,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB) 5.00%, 07/15/23	276,568
220,000	Illinois State Toll Highway Authority Toll Highway , Series A (RB) 5.00%, 01/01/27	272,032
350,000	Illinois State Toll Highway Authority Toll Highway , Series C (RB) 5.00%, 01/01/27	432,779
285,000	Northern Illinois Municipal Power Agency, Series A (RB) 5.00%, 12/01/25	339,144
115,000	Railsplitter Tobacco Settlement Authority (RB) 5.00%, 06/01/22	120,653
495,000	Regional Transportation Authority of Illinois, Series A (RB) 5.00%, 07/01/24	561,887
370,000	Sales Tax Securitization Corp., Series A (RB) 5.00%, 01/01/23	397,076
	State of Illinois (GO)
400,000	5.00%, 06/01/22	419,672
350,000	5.00%, 02/01/23	377,339
250,000	5.50%, 05/01/24	285,625
335,000	5.50%, 05/01/25	396,444
	State of Illinois, Series B (GO)
130,000	5.00%, 12/01/24	149,403
400,000	5.00%, 09/01/25	470,154
395,000	State of Illinois, Series C (RB) 5.00%, 06/15/22	412,396
	State of Illinois, Series D (GO)
470,000	5.00%, 11/01/22	500,809
500,000	5.00%, 11/01/23	552,621
1,345,000	5.00%, 11/01/25	1,568,482
800,000	5.00%, 11/01/26	954,523
		14,805,965
Indiana: 0.9%
500,000	City of Indianapolis, Water System, Series A (RB) 5.00%, 10/01/25	597,552
	Indiana Finance Authority Highway, Series C (RB)
250,000	5.00%, 12/01/23	280,914
575,000	5.00%, 12/01/24	671,023
260,000	5.00%, 12/01/25	313,952
	Indiana Finance Authority, Series E (RB)
500,000	5.00%, 02/01/24	566,061
250,000	5.00%, 02/01/25	293,883
		2,723,385
Iowa: 0.8%
250,000	Iowa Finance Authority (RB) 5.00%, 08/01/23	277,083
1,500,000	PEFA, Inc. (RB) 5.00%, 06/01/26 (c) (p)	1,817,395
Principal Amount		Value

Iowa: (continued)
$250,000	State of Iowa, Prison Infrastructure Fund (RB) 5.00%, 06/15/23	$275,431
		2,369,909
Kansas: 0.1%
350,000	Johnson County Unified School District No. 233, Series B (GO) 5.00%, 09/01/22	372,654
Kentucky: 1.5%
	Kentucky Public Energy Authority, Gas Supply, Series A (RB)
500,000	4.00%, 01/02/24 (c) (p)	548,366
1,000,000	4.00%, 03/01/26 (c) (p)	1,155,377
	Kentucky Public Energy Authority, Gas Supply, Series B (RB)
200,000	4.00%, 07/01/23	215,412
1,085,000	4.00%, 10/01/24 (c) (p)	1,210,306
1,100,000	Kentucky Public Energy Authority, Gas Supply, Series C (RB) 4.00%, 03/01/25 (c) (p)	1,240,347
125,000	Kentucky Turnpike Authority, Economic Development Road, Series B (RB) 5.00%, 07/01/24	142,735
		4,512,543
Louisiana: 0.5%
250,000	East Baton Rouge Sewerage Commission, Series A (RB) 5.00%, 02/01/27	309,339
175,000	Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project (RB) 5.00%, 10/01/22	186,704
590,000	Louisiana State Citizens Property Insurance Corp. (RB) 5.00%, 06/01/23	643,025
335,000	State of Louisiana, Series A (GO) 5.00%, 03/01/26	407,419
		1,546,487
Maryland: 3.6%
	County of Baltimore, Maryland Certificates of Participation, Equipment Acquisition Program (CP)
295,000	5.00%, 03/01/25	347,432
1,125,000	5.00%, 03/01/26	1,367,597
210,000	County of Montgomery, Consolidated Public Improvement, Series D (GO) 4.00%, 11/01/24	237,283
425,000	County of Prince George’s, Consolidated Public Improvement, Series A (GO) 5.00%, 07/15/25	507,379
	Maryland Department of Consolidated Transportation (RB)
500,000	5.00%, 05/01/23	548,419
250,000	5.00%, 10/01/26	310,034
500,000	Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program (RB) 5.00%, 05/01/26 (c)	611,616

See Notes to Financial Statements

128

Principal Amount		Value

Maryland: (continued)
$320,000	Maryland State Stadium Authority, Baltimore City Public Schools (RB) 5.00%, 05/01/23	$349,709
165,000	State of Maryland, Department of Transportation (RB) 5.00%, 09/01/24	190,939
790,000	State of Maryland, State and Local Facilities Loan, First Series (GO) 5.00%, 06/01/22	831,756
2,730,000	State of Maryland, State and Local Facilities Loan, First Series A (GO) 5.00%, 03/15/24	3,105,880
250,000	State of Maryland, State and Local Facilities Loan, First Series C (GO) 5.00%, 08/01/24	288,586
145,000	State of Maryland, State and Local Facilities Loan, Second Series (GO) 5.00%, 08/01/22	153,852
500,000	State of Maryland, State and Local Facilities Loan, Second Series A (GO) 5.00%, 08/01/25	597,356
	State of Maryland, State and Local Facilities Loan, Second Series B (GO)
550,000	5.00%, 08/01/24	634,889
500,000	5.00%, 08/01/25	597,356
		10,680,083
Massachusetts: 3.0%
860,000	Commonwealth of Massachusetts, Federal Highway Grant Anticipation, Series A (RB) 5.00%, 06/15/23 (c)	946,767
	Commonwealth of Massachusetts, Series A (GO)
250,000	5.00%, 01/01/26	302,436
300,000	5.00%, 01/01/27	373,971
250,000	Commonwealth of Massachusetts, Series B (GO) 5.00%, 07/01/22	264,238
300,000	Commonwealth of Massachusetts, Series C (GO) 5.00%, 10/01/26	371,317
900,000	Commonwealth of Massachusetts, Series D (GO) 5.00%, 07/01/23	993,815
	Commonwealth of Massachusetts, Series E (GO)
750,000	3.00%, 12/01/25	837,726
250,000	5.00%, 09/01/26	308,682
275,000	Massachusetts Department of Transportation, Metropolitan Highway System Series A (RB) 5.00%, 01/01/23 (c) (p)	296,698
	Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB)
900,000	5.00%, 10/15/25	1,084,418
1,025,000	5.00%, 07/15/26	1,264,986
500,000	5.00%, 10/15/26	621,680
Principal Amount		Value

Massachusetts: (continued)
$250,000	Massachusetts Development Finance Agency, Partners Healthcare System, Series S-4 (RB) 5.00%, 01/25/24 (p)	$281,962
450,000	Massachusetts Development Finance Agency, The Broad Institute Issue (RB) 5.00%, 04/01/26	547,981
	Massachusetts Water Resources Authority, Series C (RB)
250,000	5.00%, 08/01/22	265,229
220,000	5.00%, 08/01/23	243,886
		9,005,792
Michigan: 1.0%
250,000	Michigan State Building Authority, Series I (RB) 5.00%, 04/15/26	304,933
500,000	Regents of University of Michigan, Series A (RB) 5.00%, 04/01/23	547,000
	State of Michigan, Grant Anticipation (RB)
650,000	5.00%, 03/15/24	737,892
1,065,000	5.00%, 03/15/26	1,295,659
145,000	Wayne County Airport Authority, Series C (RB) 5.00%, 12/01/23	162,611
		3,048,095
Minnesota: 1.7%
200,000	Duluth Independent School District No. 709, Series A (CP) (SD CRED PROG) 5.00%, 02/01/25	230,336
1,000,000	Metropolitan Council, Minneapolis-St. Paul Metropolitan Area, Series C (GO) 5.00%, 12/01/26	1,246,014
500,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB) 5.00%, 01/01/25	583,039
480,000	Regents of University of Minnesota, Series B (RB) 5.00%, 12/01/22	517,085
1,200,000	State of Minnesota, Various Purpose, Series A (GO) 5.00%, 08/01/24	1,385,635
	State of Minnesota, Various Purpose, Series D (GO)
510,000	5.00%, 08/01/22	541,134
400,000	5.00%, 08/01/26	493,851
		4,997,094
Mississippi: 0.3%
400,000	County of Warren, Mississippi Gulf Opportunity Zone, International Paper Company Project, Series A (RB) 1.38%, 06/16/25 (p)	411,101
400,000	County of Warren, Mississippi Gulf Opportunity Zone, International Paper Company Project, Series C (RB) 1.38%, 06/16/25 (c) (p)	411,101
		822,202

See Notes to Financial Statements

129

VANECK VECTORS SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Missouri: 0.9%
$1,000,000	City of St. Louis, St. Louis Lambert International Airport, Series A (RB) (AGM) 5.00%, 07/01/23	$1,102,635
150,000	Health and Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 06/01/25	176,990
260,000	Health and Educational Facilities Authority, Saint Luke’s Health System, Inc. (RB) 5.00%, 11/15/22	278,979
500,000	Missouri Highways and Transportation Commission, Third Lien, Series B (RB) 5.00%, 11/01/25	600,135
500,000	Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water, Series B (RB) 5.00%, 07/01/25 (c)	595,999
		2,754,738
Nebraska: 1.2%
	Central Plains Energy Project, Gas Project, Series A (RB)
500,000	5.00%, 10/01/23 (c) (p)	556,603
350,000	5.00%, 01/01/24	392,717
	Central Plains Energy Project, Gas Supply (RB)
825,000	2.50%, 05/01/25 (c) (p)	886,938
1,500,000	4.00%, 05/01/25 (c) (p)	1,706,610
		3,542,868
Nevada: 0.7%
100,000	Clark County Limited Tax Bond Bank, Series A (GO) 5.00%, 11/01/23	111,905
250,000	Clark County School District, Series A (GO) 5.00%, 06/15/23	274,871
250,000	Clark County Water Reclamation District (GO) 5.00%, 07/01/22	264,208
300,000	Clark County, McCarran International Airport, Series A (RB) 5.00%, 07/01/23	330,859
450,000	Clark County, Series B (GO) 5.00%, 11/01/23	503,572
300,000	Las Vegas Valley Water District, Series A (GO) 5.00%, 06/01/22	315,857
300,000	State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) 5.00%, 12/01/24	350,449
		2,151,721
New Jersey: 3.2%
300,000	City of Newark, Series A (GO) (AGM) (SAW) 5.00%, 10/01/26	362,762
435,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 5.00%, 11/01/23	485,256
Principal Amount		Value

New Jersey: (continued)
$100,000	5.00%, 11/01/24	$115,574
160,000	New Jersey Economic Development Authority, Princeton University, Series B (RB) 5.00%, 07/01/22	169,112
1,000,000	New Jersey Educational Facilities Authority, Princeton University, Series B (RB) 5.00%, 07/01/25	1,195,002
225,000	New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/25	268,875
300,000	New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp. Issue (RB) 5.00%, 07/01/23	327,990
500,000	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 10/01/26	609,933
300,000	New Jersey Health Care Facilities Financing Authority, Valley Health System Obligated Group (RB) 5.00%, 07/01/26	365,863
500,000	New Jersey Higher Education Student Assistance Authority, Series A (RB) (AGM) 5.00%, 12/01/23	559,764
890,000	New Jersey Sports and Exposition Authority, Series A (RB) 5.00%, 09/01/24	1,021,385
890,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.00%, 06/15/24	1,013,773
	State of New Jersey, Various Purposes (GO)
500,000	2.00%, 06/01/25	528,955
500,000	2.00%, 06/01/26	530,987
800,000	5.00%, 06/01/22	841,481
675,000	5.00%, 06/01/24	770,945
290,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	317,664
		9,485,321
New Mexico: 1.0%
325,000	New Mexico Finance Authority, Series D (RB) 5.00%, 06/01/22	342,178
1,165,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply (RB) (SBG) 5.00%, 02/01/25 (c) (p)	1,362,531
320,000	State of New Mexico, Series A (GO) 5.00%, 03/01/23	348,336
	State of New Mexico, Series B (RB)
505,000	4.00%, 07/01/23	546,536
340,000	5.00%, 03/01/23	370,107
		2,969,688

See Notes to Financial Statements

130

Principal Amount		Value

New York: 13.2%
$270,000	Build NYC Resource Corp., The Chapin School Ltd. Project (RB) 5.00%, 11/01/26	$335,154
	City of New York, Series A (GO)
250,000	4.00%, 08/01/23	271,138
670,000	5.00%, 08/01/22	710,727
100,000	5.00%, 08/01/23	110,690
965,000	5.00%, 08/01/24	1,109,201
500,000	City of New York, Series B-1 (GO) 5.00%, 10/01/22	534,323
	City of New York, Series C (GO)
750,000	5.00%, 08/01/24	862,073
850,000	5.00%, 08/01/25	1,009,971
	City of New York, Series C and D (GO)
320,000	5.00%, 08/01/23	354,208
325,000	5.00%, 08/01/26	398,794
100,000	City of New York, Series D-3 (GO) 5.00%, 08/01/23 (c) (p)	109,840
255,000	City of New York, Series E (GO) 5.00%, 08/01/24	293,105
100,000	City of Yonkers, Series C (GO) 5.00%, 10/01/23	111,397
200,000	County of Nassau, Series C (GO) 5.00%, 10/01/24	231,041
100,000	Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/23	108,265
500,000	Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/22	532,086
1,055,000	Metropolitan Transportation Authority, Series A (RB) 5.00%, 11/15/24	1,224,981
1,500,000	Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/24 (p)	1,722,838
750,000	Metropolitan Transportation Authority, Series A-2 (RB) (SD CRED PROG) 5.00%, 05/15/24 (p)	847,544
	Metropolitan Transportation Authority, Series B (RB)
290,000	5.00%, 11/15/23	324,022
250,000	5.00%, 11/15/23	279,329
390,000	5.00%, 11/15/24	452,837
	Metropolitan Transportation Authority, Series C-1 (RB)
500,000	5.00%, 11/15/23	558,659
875,000	5.00%, 11/15/25	1,048,970
235,000	Metropolitan Transportation Authority, Series F (RB) 5.00%, 11/15/25	281,723
250,000	Monroe County Industrial Development Agency, Rochester Schools Modernization Project (RB) (SAW) 5.00%, 05/01/23	273,262
750,000	New York City Industrial Development Agency Pilot, Queens Baseball Stadium Project, Series A (RB) (AGM) 5.00%, 01/01/27	926,914
Principal Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW)
$250,000	5.00%, 07/15/24	$287,715
315,000	5.00%, 07/15/26	386,840
1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series 1 (RB) 5.00%, 11/01/22	1,073,332
320,000	New York City Transitional Finance Authority, Future Tax, Series C-1 (RB) 5.00%, 05/01/23	350,920
350,000	New York City Transitional Finance Authority, Future Tax, Series D-1 (RB) 5.00%, 11/01/25	420,786
500,000	New York City Transitional Finance Authority, Series S-3 (RB) (SAW) 5.00%, 07/15/21 (c)	504,719
265,000	New York City Trust for Cultural Resources, Museum of Modern Art, Series E (RB) 4.00%, 04/01/25	300,620
430,000	New York City Water and Sewer System, Series BB-2 (RB) (AGM) 5.00%, 12/15/24 (c)	502,162
530,000	New York City Water and Sewer System, Series CC-2 (RB) 5.00%, 12/15/21 (c)	545,969
125,000	New York State Dormitory Authority, Columbia University (RB) 5.00%, 10/01/24	145,233
700,000	New York State Dormitory Authority, Cornell University, Series A (RB) 5.00%, 07/01/26	861,275
200,000	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center (RB) 5.00%, 07/01/26	245,734
300,000	New York State Dormitory Authority, New York City Issue, Series 1 (RB) (SAW) 5.00%, 01/15/23	323,531
110,000	New York State Dormitory Authority, New York University, Series A (RB) 5.00%, 07/01/24	126,318
	New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (SAW)
250,000	5.00%, 10/01/22	266,978
365,000	5.00%, 10/01/23	403,151
385,000	5.00%, 10/01/25	458,630
805,000	5.00%, 02/15/26	975,279
400,000	5.00%, 10/01/26	490,299
300,000	New York State Dormitory Authority, School Districts Bond Financing Program, Series B (RB) 5.00%, 10/01/24	346,452

See Notes to Financial Statements

131

VANECK VECTORS SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
$1,000,000	5.00%, 02/15/23	$1,086,583
455,000	5.00%, 02/15/25	534,002
430,000	5.00%, 03/15/26	522,309
435,000	New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 02/15/26	527,014
	New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
1,070,000	5.00%, 02/15/23	1,162,643
250,000	5.00%, 02/15/25	293,408
1,000,000	5.00%, 02/15/25	1,173,631
1,260,000	5.00%, 08/15/26 (c)	1,544,868
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
445,000	5.00%, 03/15/23	485,331
290,000	5.00%, 03/15/23	316,283
475,000	5.00%, 03/15/24	539,862
100,000	New York State Dormitory Authority, State Sales Tax, Series B (RB) 5.00%, 03/15/23	109,063
	New York State Dormitory Authority, State Sales Tax, Series C (RB)
155,000	5.00%, 03/15/24	176,166
775,000	5.00%, 03/15/25	912,829
495,000	New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 03/15/26	601,795
500,000	New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/25	587,962
250,000	New York State Housing Finance Agency, Series I (RB) (SAW) 1.75%, 02/01/22 (c)	252,668
165,000	New York State Thruway Authority, Series L (RB) 5.00%, 01/01/24	185,419
	New York State Urban Development Corp., State Personal Income, Series A (RB)
790,000	5.00%, 03/15/23	861,598
500,000	5.00%, 03/15/25	588,500
	Town of Oyster Bay, Public Improvement (GO)
500,000	4.00%, 03/01/24	550,740
250,000	4.00%, 03/01/26	290,053
530,000	Town of Oyster Bay, Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26	595,169
500,000	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/22	524,951
285,000	Utility Debt Securitization Authority (RB) 5.00%, 06/15/22 (c)	300,529
Principal Amount		Value

New York: (continued)
$320,000	Utility Debt Securitization Authority, Series B (RB) 5.00%, 12/15/22 (c)	$345,157
		39,107,568
North Carolina: 1.5%
115,000	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Series A (RB) 4.00%, 01/15/23	122,482
290,000	County of Durham (GO) 4.00%, 10/01/24	326,678
375,000	County of Wake (RB) 5.00%, 09/01/26	462,578
1,000,000	North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 02/01/24	1,127,120
	State of North Carolina, Department of State Treasurer, Series B (GO)
575,000	5.00%, 06/01/23	633,094
665,000	5.00%, 06/01/25	790,582
500,000	State of North Carolina, Grant Anticipation Revenue Vehicle (RB) 5.00%, 03/01/23	543,312
500,000	State of North Carolina, Series A (GO) 5.00%, 06/01/24	573,393
		4,579,239
Ohio: 2.9%
530,000	American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/23	575,292
260,000	City of Cleveland, Airport System Revenue, Series B (RB) (AGM) 5.00%, 01/01/23	279,702
	County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
100,000	5.00%, 08/01/25	118,866
410,000	5.00%, 08/01/26	502,618
	County of Hamilton, Ohio Sales Tax, Series A (RB)
155,000	5.00%, 12/01/23	173,187
500,000	5.00%, 12/01/25	595,734
300,000	Lancaster Port Authority, Gas Supply (RB) (SBG) 5.00%, 11/01/24 (c) (p)	347,427
250,000	Ohio Water Development Authority, Water Pollution Control Loan, Series B (RB) 5.00%, 06/01/26	306,544
1,325,000	State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB) 5.00%, 01/01/25	1,548,215
460,000	State of Ohio Turnpike, Series A (RB) 5.00%, 02/15/26	557,425
500,000	State of Ohio University, Multiyear Debt Issuance Program, Series A (RB) 5.00%, 12/01/22	538,630
100,000	State of Ohio, Common School, Series B (GO) 5.00%, 09/15/25	119,961

See Notes to Financial Statements

132

Principal Amount		Value

Ohio: (continued)
$560,000	State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 5.00%, 12/01/23	$627,706
200,000	State of Ohio, Highway Capital Improvement, Series S (GO) 5.00%, 05/01/22	209,773
675,000	State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 11/01/22	724,499
1,000,000	State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/23	1,097,048
115,000	State of Ohio, Miami University (RB) 5.00%, 09/01/25	137,449
		8,460,076
Oklahoma: 0.5%
	Oklahoma County Independent School District No. 89, Series A (GO)
500,000	0.05%, 07/01/22	499,653
450,000	1.25%, 07/01/24	463,876
350,000	Tulsa Public Facilities Authority (RB) 3.00%, 06/01/25	384,349
		1,347,878
Oregon: 0.8%
	City of Portland, Sewer System, Series A (RB) (AGM)
500,000	5.00%, 03/01/26	608,088
350,000	5.00%, 05/01/26	427,887
350,000	Greater Albany School District No. 8J Linn (GO) (SBG) 5.00%, 06/15/26	429,458
500,000	Multnomah County, School District No. 1, Portland Public School (GO) (SBG) 5.00%, 06/15/25	594,309
365,000	State of Oregon, Series A (GO) 5.00%, 05/01/22	382,798
		2,442,540
Pennsylvania: 3.7%
300,000	Allegheny County Hospital Development Authority, Series A (RB) 5.00%, 07/15/25	356,078
	City of Philadelphia, Series A (GO)
200,000	5.00%, 08/01/24	229,397
245,000	5.00%, 08/01/25	290,655
300,000	5.00%, 08/01/25	355,904
310,000	City of Philadelphia, Water and Wastewater Revenue (RB) 5.00%, 10/01/22	330,961
250,000	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	274,050
315,000	Commonwealth of Pennsylvania (GO) 5.00%, 01/01/27	391,279
	Commonwealth of Pennsylvania, First Series (GO)
100,000	5.00%, 09/15/23	111,372
400,000	5.00%, 01/01/26	483,074
415,000	5.00%, 02/01/26	502,512
Principal Amount			Value

Pennsylvania: (continued)
$		Commonwealth of Pennsylvania, Second Series (GO)
	590,000	5.00%, 09/15/22	$629,308
	370,000	5.00%, 01/15/23	400,538
		Delaware River Port Authority, Series B (RB)
	350,000	5.00%, 01/01/25	408,266
	1,170,000	5.00%, 01/01/26	1,407,598
	270,000	Lancaster County Hospital Authority, University of Pennsylvania Health System, Series B (RB) 5.00%, 08/15/22	286,962
	330,000	Lehigh County Industrial Development Authority, PPL Electric Utilities Corp. Project, Series B (RB) 1.80%, 08/15/22 (p)	336,193
	600,000	Lehigh County, Lehigh Valley Health Network, Series A (RB) (SBG) 5.00%, 07/01/26	735,830
	500,000	Montgomery County, Higher Education and Health Authority, Thomas Jefferson University, Series A (RB) 5.00%, 09/01/23	552,019
	150,000	Northampton County, General Purpose Authority (RB) 5.00%, 11/01/23	167,260
	310,000	Pennsylvania Economic Development Financing Authority, UPMC (RB) 5.00%, 03/15/24	351,345
		Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania, Series AT-1 (RB)
	175,000	5.00%, 06/15/23	192,410
	100,000	5.00%, 06/15/25	118,142
	350,000	Pennsylvania State University, Series B (RB) 5.00%, 09/01/22	372,751
	400,000	Philadelphia Authority for Industrial Development (RB) 5.00%, 10/01/24	457,687
	660,000	Philadelphia School District, Series F (GO) (SAW)
		5.00%, 09/01/25	772,736
		School District of Philadelphia, Series F (GO) (SAW)
	100,000	5.00%, 09/01/22	106,293
	120,000	5.00%, 09/01/24	136,633
	115,000	Southeastern Pennsylvania Transportation Authority (RB) 5.00%, 06/01/23	126,442
			10,883,695
Rhode Island: 0.5%
	235,000	Rhode Island Commerce Corp., Department of Transportation, Series A (RB) 5.00%, 06/15/22	247,653
	1,000,000	Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB) 5.00%, 05/15/23	1,085,066
			1,332,719

See Notes to Financial Statements

133

VANECK VECTORS SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

South Carolina: 1.3%
$510,000	County of Charleston, Series C (GO) (SAW) 5.00%, 11/01/24	$593,974
500,000	County of Richland, Transportation Sales and Use Tax, Series A (GO) (SAW) 5.00%, 03/01/26	609,692
1,765,000	Patriots Energy Group Financing Agency, Series A (RB) 4.00%, 11/01/23 (c) (p)	1,926,880
350,000	State of South Carolina, Series B (GO) (SAW) 5.00%, 04/01/24	398,897
330,000	York County, South Carolina Fort Mill School District No. 4, Series B (GO) 5.00%, 03/01/23	359,158
		3,888,601
Tennessee: 1.6%
	Metropolitan Government of Nashville and Davidson County (GO)
200,000	5.00%, 07/01/24	229,738
525,000	5.00%, 07/01/26	645,053
450,000	Shelby County, Tennessee Health, Educational and Housing Facility Board, Methodist Le Bonheur Healthcare, Series A (RB) 5.00%, 05/01/26	541,261
900,000	Tennergy Corp., Series A (RB) 5.00%, 07/01/24 (c) (p)	1,032,273
1,550,000	Tennessee Energy Acquisition Corp. (RB) 4.00%, 08/01/25 (c) (p)	1,765,859
560,000	Tennessee Energy Acquisition Corp., Series A (RB) 4.00%, 02/01/23 (c) (p)	597,893
		4,812,077
Texas: 7.9%
300,000	Aldine Independent School District, Series A (GO) 5.00%, 02/15/23	326,200
500,000	Austin Independent School District (GO) 5.00%, 08/01/26	615,855
	Bexar County Hospital District (GO)
725,000	5.00%, 02/15/24	819,684
350,000	5.00%, 02/15/26	423,574
275,000	Board of Regents of the University of Texas System, Series H (RB) 5.00%, 08/15/23	305,218
1,000,000	Brazosport Independent School District (GO) 5.00%, 02/15/23	1,086,771
750,000	City of Austin, Electric Utility System, Series A (RB) 5.00%, 11/15/30 (c)	963,413
	City of Austin, Water and Wastewater System (RB)
290,000	5.00%, 11/15/22	311,820
790,000	5.00%, 11/15/25	951,748
310,000	City of Denton, Utility System (RB) 5.00%, 12/01/26	383,034
Principal Amount		Value

Texas: (continued)
$105,000	City of Fort Worth (GO) 5.00%, 03/01/24	$118,984
	City of Houston, Airport System, Series D (RB)
500,000	5.00%, 07/01/23	551,318
250,000	5.00%, 07/01/24	286,746
250,000	City of Houston, Series A (GO) 5.00%, 03/01/23	272,234
630,000	City of San Antonio, Electric and Gas Systems (RB) 5.00%, 08/01/26 (c)	772,224
500,000	City of San Antonio, General Improvement (GO) 5.00%, 08/01/25	596,191
	Colorado River Municipal Water District (RB)
115,000	5.00%, 01/01/24	129,264
405,000	5.00%, 01/01/26	487,453
150,000	Conroe Independent School District (GO) 5.00%, 02/15/23	162,959
125,000	Cypress-Fairbanks Independent School District (GO) 5.00%, 02/15/24	141,549
375,000	Dallas County, Combination Tax and Parking Garage (GO) 5.00%, 08/15/23	415,934
200,000	Dallas Fort Worth International Airport, Series B (RB) 5.00%, 11/01/25	239,660
150,000	Fort Worth Independent School District (GO) 5.00%, 02/15/24	169,903
325,000	Grand Parkway Transportation Corp. (RB) 5.00%, 02/01/23	349,972
320,000	Harris County, Cultural Education Facilities Finance Corp., Baylor College of Medicine (RB) 5.00%, 11/15/23	354,789
500,000	Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 5.00%, 10/01/24	578,157
320,000	Harris County, Series A (GO) 5.00%, 10/01/22	342,297
500,000	Hays Consolidated Independent School District, Series A (GO) 3.00%, 02/15/26	559,484
	Houston Independent School District, Limited Tax School House (GO)
155,000	5.00%, 02/15/24	175,613
250,000	5.00%, 02/15/26	303,741
	Houston Independent School District, Limited Tax School House, Series A (GO)
650,000	5.00%, 02/15/23	706,523
165,000	5.00%, 02/15/24	186,943
455,000	Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/26	558,113

See Notes to Financial Statements

134

Principal Amount		Value

Texas: (continued)
$250,000	Judson Independent School District (GO) 5.00%, 02/01/25	$293,066
290,000	Metropolitan Transit Authority of Harris County, Series A (RB) 5.00%, 11/01/24	337,309
160,000	New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB) 5.00%, 08/15/23	176,922
150,000	North Texas Tollway Authority, First Tier, Series A (RB) 5.00%, 01/01/25	174,674
500,000	Northside Independent School District (GO) 0.70%, 06/01/25 (p)	502,602
	Port of Houston Authority of Harris County, Series A-2 (GO)
500,000	5.00%, 10/01/24	579,449
500,000	5.00%, 10/01/25	599,245
570,000	Round Rock Independent School District (GO) 5.00%, 08/01/26	701,742
300,000	San Antonio Water System, Junior Lien, Series A (RB) 2.00%, 05/15/25	318,976
430,000	State of Texas, Water Infrastructure Fund, Series B-2 (GO) 5.00%, 08/01/24 (c)	496,217
	State of Texas, Water Infrastructure Fund, Series B-3 (GO)
400,000	5.00%, 08/01/23	443,619
250,000	5.00%, 08/01/24	288,410
500,000	5.00%, 08/01/25	596,890
	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System, Series A (RB)
250,000	5.00%, 02/15/24	282,500
250,000	5.00%, 02/15/25	292,734
	Texas Water Development Board (RB)
350,000	5.00%, 08/01/23	388,167
225,000	5.00%, 08/01/25	269,125
340,000	Texas Water Development Board, Series A (RB) 5.00%, 04/15/23	372,401
345,000	Trinity River Authority, Regional Wastewater System (RB) 3.00%, 08/01/22	357,456
1,000,000	University of Houston, Series A (RB) 5.00%, 02/15/26	1,211,793
		23,330,665
Utah: 1.4%
955,000	Central Utah Water Conservancy District, Series B (RB) 5.00%, 10/01/25	1,145,948
	State of Utah (GO)
500,000	5.00%, 07/01/23	552,693
300,000	5.00%, 07/01/25	358,088
290,000	5.00%, 07/01/25	346,152
Principal Amount		Value

Utah: (continued)
$500,000	5.00%, 07/01/26	$615,771
100,000	University of Utah, Series A (RB) 5.00%, 08/01/23	110,881
1,000,000	Utah County, IHC Health Services, Inc., Series B-1 (RB) 5.00%, 02/01/24 (c) (p)	1,148,692
		4,278,225
Virginia: 2.5%
240,000	City of Alexandria, Series C (GO) (SAW) 5.00%, 07/01/23	265,183
500,000	City of Richmond, Public Improvement, Series B (GO) 5.00%, 07/15/22	529,494
125,000	City of Richmond, Public Utility Revenue, Series A (RB) 5.00%, 01/15/25	146,659
350,000	Commonwealth of Virginia, Series B (GO) 5.00%, 06/01/26	430,150
	County of Fairfax, Public Improvement, Series A (GO) (SAW)
275,000	4.00%, 10/01/23	300,649
285,000	4.00%, 10/01/24	321,045
500,000	4.00%, 10/01/25	578,631
700,000	4.00%, 10/01/25	809,418
300,000	County of Henrico, Water and Sewer (RB) 5.00%, 05/01/25	355,494
125,000	Fairfax County Industrial Development Authority, Inova Health System Project, Series A (RB) 5.00%, 05/15/24	142,615
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB)
235,000	5.00%, 02/01/24	265,633
350,000	5.00%, 02/01/27	437,315
250,000	5.00%, 02/01/27	312,368
250,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB) 5.00%, 02/01/23	271,265
	Virginia Commonwealth Transportation Board (RB)
150,000	5.00%, 09/15/22	160,015
400,000	5.00%, 09/15/23	445,487
325,000	5.00%, 09/15/24	376,388
	Virginia Public Building Authority, Series A (RB)
160,000	5.00%, 08/01/23	177,448
120,000	5.00%, 08/01/24	138,395
265,000	5.00%, 08/01/26	326,712
300,000	Virginia Public Building Authority, Series B (RB) 5.00%, 08/01/26	369,863
300,000	Virginia Public School Authority, Series B (RB) (SAW) 5.00%, 08/01/23	332,643
		7,492,870

See Notes to Financial Statements

135

VANECK VECTORS SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Washington: 3.0%
$400,000	City of Seattle, Washington Municipal Light and Power, Series B (RB) 5.00%, 02/01/26	$484,977
500,000	Clark County Public Utility District No. 1 (RB) 5.00%, 01/01/26	602,305
100,000	County of King (GO) 5.00%, 07/01/24	114,903
	County of King, Series B (RB)
575,000	5.00%, 07/01/25	684,233
200,000	5.00%, 07/01/26	245,734
	Energy Northwest, Colombia Generating Station Electric, Series A (RB)
465,000	5.00%, 07/01/22	491,538
100,000	5.00%, 07/01/23	110,447
455,000	5.00%, 07/01/24	523,120
	Energy Northwest, Project 3 Electric, Series C (RB)
450,000	5.00%, 07/01/24	517,372
1,375,000	5.00%, 07/01/25	1,636,210
200,000	State of Washington, Series D (GO) 5.00%, 02/01/24	226,306
750,000	State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/24	865,230
800,000	University of Washington, Series C (RB) (AGM) 5.00%, 04/01/26	977,670
1,000,000	Washington Health Care Facilities Authority, CommonSpirit Health, Series B-1 (RB) 5.00%, 02/01/24 (c) (p)	1,124,740
270,000	Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/25	314,109
		8,918,894
Principal
Amount		Value

West Virginia: 0.2%
$410,000	State of West Virginia, Commissioner of Highways, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/23	$455,589
Wisconsin: 1.9%
545,000	City of Madison, Series A (GO) 4.00%, 10/01/22	574,985
	City of Milwaukee, Series N2 (GO)
100,000	4.00%, 03/01/23	106,805
750,000	4.00%, 03/01/25	846,557
	City of Milwaukee, Series N4 (GO)
225,000	5.00%, 04/01/24	254,396
125,000	5.00%, 04/01/25	146,261
750,000	5.00%, 04/01/26	905,201
500,000	5.00%, 04/01/26	603,468
500,000	State of Wisconsin, Series 1 (GO) 5.00%, 11/01/22	536,666
	State of Wisconsin, Series 2 (GO)
380,000	5.00%, 11/01/25	457,417
355,000	5.00%, 11/01/25	427,324
425,000	State of Wisconsin, Series A (GO) 5.00%, 05/01/25	503,058
120,000	Wisconsin Department of Transportation, Series 2 (RB) 5.00%, 07/01/24	137,925
		5,500,063
Total Municipal Bonds: 98.4% (Cost: $287,181,734)		291,959,839
Other assets less liabilities: 1.6%		4,855,083
NET ASSETS: 100.0%		$296,814,922

Definitions:
AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond SAW State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
TA	Tax Allocation

Footnotes:
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor

See Notes to Financial Statements

136

Summary of Investments
By Sector	% of Investments	Value
Education	6.8%	$19,892,945
Health Care	6.3	18,329,173
Housing	0.1	252,668
Industrial Revenue	10.1	29,429,018
Leasing	6.1	17,780,008
Local	15.8	46,108,497
Power	4.9	14,333,607
Special Tax	9.8	28,572,997
State	21.4	62,431,132
Tobacco	1.1	3,384,892
Transportation	10.8	31,624,591
Water & Sewer	6.8	19,820,311
	100.0%	$291,959,839

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Total Municipal Bonds*	$—	$291,959,839	$—	$291,959,839

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

137

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2021

	CEF Municipal Income ETF	High Yield Muni ETF	Intermediate Muni ETF

Assets:
Investments, at value
Unaffiliated issuers (1)	$177,192,079	$3,408,838,514	$1,778,396,797
Affiliated issuers (2)	—	—	—
Cash	9	3,635,297	6,775,014
Receivables:
Investment securities sold	—	2,361,046	—
Shares of beneficial interest sold	—	6,273,881	—
Dividends and interest	475,421	49,428,248	18,917,701
Total assets	177,667,509	3,470,536,986	1,804,089,512

Liabilities:
Payables:
Investment securities purchased	904,436	8,139,988	2,369,767
Line of credit	120,332	—	—
Due to Adviser	60,318	1,071,450	369,781
Deferred Trustee fees	4,195	3,184	3,000
Accrued expenses	96	—	—
Total liabilities	1,089,377	9,214,622	2,742,548
NET ASSETS	$176,578,132	$3,461,322,364	$1,801,346,964
Shares outstanding	6,075,000	55,396,401	34,898,916
Net asset value, redemption and offering price per share	$29.07	$62.48	$51.62

Net Assets consist of:
Aggregate paid in capital	$171,887,824	$3,430,387,389	$1,709,742,983
Total distributable earnings (loss)	4,690,308	30,934,975	91,603,981
NET ASSETS	$176,578,132	$3,461,322,364	$1,801,346,964
(1) Cost of investments – Unaffiliated issuers	$167,029,305	$3,305,094,729	$1,689,816,657
(2) Cost of investments – Affiliated issuers	$—	$—	$—

See Notes to Financial Statements

138

Long Muni ETF	Muni Allocation ETF	Short High Yield Muni ETF	Short Muni ETF

$224,870,563	$—	$301,175,300	$291,959,839
—	4,985,185	—	—
886,404	4,211	804,677	3,769,320

—	—	—	—
—	—	—	1,804,344
2,518,840	—	3,826,987	3,480,074
228,275,807	4,989,396	305,806,964	301,013,577

573,417	—	—	4,141,837
—	—	—	—
47,157	329	94,776	55,185
1,517	—	—	1,600
—	—	—	33
622,091	329	94,776	4,198,655
$227,653,716	$4,989,067	$305,712,188	$296,814,922
10,500,000	200,000	12,200,000	16,450,000
$21.68	$24.95	$25.06	$18.04

$215,892,851	$5,416,478	$305,868,567	$291,867,122
11,760,865	(427,411)	(156,379)	4,947,800
$227,653,716	$4,989,067	$305,712,188	$296,814,922
$214,399,322	$—	$293,226,326	$287,181,734
$—	$4,695,763	$—	$—

See Notes to Financial Statements

139

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2021

	CEF Municipal Income ETF	High Yield Muni ETF	Intermediate Muni ETF

Income:
Interest	$48	$127,006,942	$36,452,022
Dividends – unaffiliated issuers	7,247,980	—	—
Dividends – affiliated issuers	—	—	—
Total income	7,248,028	127,006,942	36,452,022

Expenses:
Management fees	633,357	10,439,300	4,087,387
Interest	3,473	—	122
Total expenses	636,830	10,439,300	4,087,509
Net investment income	6,611,198	116,567,642	32,364,513

Net realized gain (loss) on:
Investments – unaffiliated issuers	(395,401)	(40,667,669)	3,609,000
Investments – affiliated issuers	—	—	—
In-kind redemptions – unaffiliated issuers	1,520,401	(45,979,456)	22,163,251
Capital gain distributions from investment companies – unaffiliated issuers	92,584	—	—
Capital gain distributions from investment companies – affiliated issuers	—	—	—
Net realized gain (loss)	1,217,584	(86,647,125)	25,772,251

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	25,470,232	390,659,103	60,943,861
Investments – affiliated issuers	—	—	—
Net change in unrealized appreciation (depreciation)	25,470,232	390,659,103	60,943,861
Net Increase in Net Assets Resulting from Operations	$33,299,014	$420,579,620	$119,080,625

See Notes to Financial Statements

140

Long Muni ETF	Muni Allocation ETF	Short High Yield Muni ETF	Short Muni ETF

$5,933,112	$9	$8,180,188	$3,394,902
—	—	—	—
—	128,148	—	—
5,933,112	128,157	8,180,188	3,394,902

529,294	3,920	860,132	465,944
1,052	—	1,594	694
530,346	3,920	861,726	466,638
5,402,766	124,237	7,318,462	2,928,264

1,427,746	—	(3,886,900)	1,167,630
—	138,684	—	—
1,419,597	—	(2,760,437)	3,652
—	—	—	—
—	5,310	—	—
2,847,343	143,994	(6,647,337)	1,171,282

12,170,970	—	26,083,232	4,643,506
—	263,796	—	—
12,170,970	263,796	26,083,232	4,643,506
$20,421,079	$532,027	$26,754,357	$8,743,052

See Notes to Financial Statements

141

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Municipal Income ETF		High Yield Muni ETF

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$6,611,198	$6,418,465	$116,567,642	$135,063,522
Net realized gain (loss)	1,217,584	(1,348,736)	(86,647,125)	(73,112,724)
Net change in unrealized appreciation (depreciation)	25,470,232	(12,581,766)	390,659,103	(329,370,475)
Net increase (decrease) in net assets resulting from operations	33,299,014	(7,512,037)	420,579,620	(267,419,677)

Distributions to shareholders:
From distributable earnings	(6,430,030)	(6,488,575)	(116,872,827)	(130,789,239)

Share transactions:**
Proceeds from sale of shares	31,098,244	55,048,993	1,105,042,152	1,221,086,378
Cost of shares redeemed	(23,775,486)	(42,631,985)	(517,793,142)	(908,446,635)
Increase (decrease) in net assets resulting from share transactions	7,322,758	12,417,008	587,249,010	312,639,743
Total increase (decrease) in net assets	34,191,742	(1,583,604)	890,955,803	(85,569,173)
Net Assets, beginning of year	142,386,390	143,969,994	2,570,366,561	2,655,935,734
Net Assets, end of year	$176,578,132	$142,386,390	$3,461,322,364	$2,570,366,561

** Shares of Common Stock Issued (no par value)
Shares sold	1,100,000	2,050,000	18,300,000	18,950,000
Shares redeemed	(875,000)	(1,700,000)	(8,700,000)	(15,450,000)
Net increase (decrease)	225,000	350,000	9,600,000	3,500,000

*	Commencement of operations

See Notes to Financial Statements

142

Intermediate Muni ETF		Long Muni ETF		Muni Allocation ETF
Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	For the Period May 15, 2019* through April 30, 2020

$32,364,513	$39,019,165	$5,402,766	$5,189,400	$124,237	$116,669
25,772,251	21,694,749	2,847,343	1,034,127	143,994	(833,509)
60,943,861	(15,398,761)	12,170,970	(5,040,336)	263,796	25,626

119,080,625	45,315,153	20,421,079	1,183,191	532,027	(691,214)

(34,896,906)	(41,718,531)	(5,817,215)	(5,352,305)	(135,120)	(95,420)

535,463,826	357,137,377	52,826,059	76,206,819	—	7,683,791
(399,980,004)	(499,235,628)	(39,574,236)	(25,241,268)	—	(2,304,997)

135,483,822	(142,098,251)	13,251,823	50,965,551	—	5,378,794
219,667,541	(138,501,629)	27,855,687	46,796,437	396,907	4,592,160
1,581,679,423	1,720,181,052	199,798,029	153,001,592	4,592,160	—
$1,801,346,964	$1,581,679,423	$227,653,716	$199,798,029	$4,989,067	$4,592,160

10,400,000	7,100,000	2,450,000	3,600,000	—	300,000
(7,800,000)	(9,950,000)	(1,850,000)	(1,200,000)	—	(100,000)
2,600,000	(2,850,000)	600,000	2,400,000	—	200,000

See Notes to Financial Statements

143

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

Short High Yield Muni ETF			Short Muni ETF
Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$7,318,462	$8,443,972	$2,928,264	$3,108,014
Net realized gain (loss)	(6,647,337)	(1,555,306)	1,171,282	824,500
Net change in unrealized appreciation (depreciation)	26,083,232	(20,189,964)	4,643,506	(757,914)
Net increase (decrease) in net assets resulting from operations	26,754,357	(13,301,298)	8,743,052	3,174,600

Distributions to shareholders:
From distributable earnings	(7,514,640)	(7,999,685)	(3,213,715)	(3,177,000)

Share transactions:**
Proceeds from sale of shares	69,894,109	97,158,157	89,493,269	9,788,193
Cost of shares redeemed	(46,687,411)	(15,135,972)	(1,805,548)	(7,062,607)
Increase in net assets resulting from share transactions	23,206,698	82,022,185	87,687,721	2,725,586
Total increase in net assets	42,446,415	60,721,202	93,217,058	2,723,186
Net Assets, beginning of year	263,265,773	202,544,571	203,597,864	200,874,678
Net Assets, end of year	$305,712,188	$263,265,773	$296,814,922	$203,597,864

** Shares of Common Stock Issued (no par value)
Shares sold	2,800,000	3,850,000	4,950,000	550,000
Shares redeemed	(2,000,000)	(650,000)	(100,000)	(400,000)
Net increase	800,000	3,200,000	4,850,000	150,000

See Notes to Financial Statements

144

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	CEF Municipal Income ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.34	$26.18	$24.97	$26.58	$28.50
Income from investment operations:
Net investment income	1.14 (a)	1.09 (a)	1.16 (a)	1.27 (a)	1.37
Net realized and unrealized gain (loss) on investments	4.71	(1.83)	1.21	(1.61)	(1.90)
Total from investment operations	5.85	(0.74)	2.37	(0.34)	(0.53)
Less distributions from:
Net investment income	(1.12)	(1.10)	(1.16)	(1.27)	(1.39)
Net asset value, end of year	$29.07	$24.34	$26.18	$24.97	$26.58
Total return (b)	24.38%	(3.17)%	9.83%	(1.45)%	(1.93)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$176,578	$142,386	$143,970	$94,876	$83,719
Ratio of gross expenses to average net assets (d)(e)	0.40%	0.45%	0.48%	0.50%	0.51%
Ratio of net expenses to average net assets (d)(e)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense (d)(e)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.17%	4.02%	4.67%	4.78%	4.98%
Portfolio turnover rate (c)	11%	10%	13%	9%	12%

	High Yield Muni ETF #
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$56.13	$62.79	$62.16	$61.52	$63.18
Income from investment operations:
Net investment income	2.36 (a)	2.69 (a)	2.67 (a)	2.72 (a)	2.68
Net realized and unrealized gain (loss) on investments	6.38	(6.73)	0.64	0.60	(1.64)
Total from investment operations	8.74	(4.04)	3.31	3.32	1.04
Less distributions from:
Net investment income	(2.39)	(2.62)	(2.68)	(2.68)	(2.70)
Net asset value, end of year	$62.48	$56.13	$62.79	$62.16	$61.52
Total return (b)	15.84%	(6.86)%	5.46%	5.48%	1.69%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,461,322	$2,570,367	$2,655,936	$2,436,743	$2,106,741
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.91%	4.26%	4.31%	4.37%	4.36%
Portfolio turnover rate (c)	9%	12%	10%	14%	10%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The ratios represented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
#	On October 26, 2018, The Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.
(e)	Periods after November 1, 2019 reflect a unitary management fee structure.

See Notes to Financial Statements

145

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Intermediate Muni ETF #
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$48.97	$48.94	$46.83	$47.40	$48.84
Income from investment operations:
Net investment income	0.98 (a)	1.09 (a)	1.12 (a)	1.08 (a)	1.06
Net realized and unrealized gain (loss) on investments	2.72	0.10	2.11	(0.59)	(1.44)
Total from investment operations	3.70	1.19	3.23	0.49	(0.38)
Less distributions from:
Net investment income	(0.98)	(1.10)	(1.12)	(1.06)	(1.06)
Net realized capital gains	(0.07)	(0.06)	—	—	—
Total dividends and distributions	(1.05)	(1.16)	(1.12)	(1.06)	(1.06)
Net asset value, end of year	$51.62	$48.97	$48.94	$46.83	$47.40
Total return (b)	7.59%	2.40%	6.98%	1.04%	(0.80)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,801,347	$1,581,679	$1,720,181	$1,697,602	$1,592,512
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	1.90%	2.17%	2.37%	2.24%	2.22%
Portfolio turnover rate (c)	6%	7%	7%	9%	7%

	Long Muni ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.18	$20.40	$19.63	$19.63	$20.43
Income from investment operations:
Net investment income	0.52 (a)	0.57 (a)	0.60 (a)	0.59 (a)	0.60
Net realized and unrealized gain (loss) on investments	1.54	(0.20)	0.77	0.01	(0.79)
Total from investment operations	2.06	0.37	1.37	0.60	(0.19)
Less distributions from:
Net investment income	(0.52)	(0.57)	(0.60)	(0.60)	(0.61)
Net realized capital gains	(0.04)	(0.02)	—	—	—
Total dividends and distributions	(0.56)	(0.59)	(0.60)	(0.60)	(0.61)
Net asset value, end of year	$21.68	$20.18	$20.40	$19.63	$19.63
Total return (b)	10.31%	1.75%	7.15%	3.02%	(0.99)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$227,654	$199,798	$153,002	$154,107	$161,965
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.45%	2.72%	3.06%	2.96%	2.99%
Portfolio turnover rate (c)	23%	22%	22%	33%	17%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On October 26, 2018, The Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.

See Notes to Financial Statements

146

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Muni Allocation ETF
	For the Year Ended April 30, 2021	For the Period May 15, 2019(a) through April 30, 2020
Net asset value, beginning of period	$22.96	$25.05
Income from investment operations:
Net investment income (b)	0.62	0.72
Net realized and unrealized gain (loss) on investments	2.05		(2.20)
Total from investment operations	2.67		(1.48)
Less distributions from:
Net investment income	(0.68)		(0.61)
Net asset value, end of period	$24.95	$22.96
Total return (c)	11.70%	(6.13	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,989	$4,592
Ratio of gross expenses to average net assets (g)(h)	0.08%	1.28	%(e)
Ratio of net expenses to average net assets (g)(h)	0.08%	0.08	%(e)
Ratio of net expenses to average net assets excluding interest expense (g)(h)	0.08%	0.08	%(e)
Ratio of net investment income to average net assets (g)	2.54%	3.02	%(e)
Portfolio turnover rate (f)	169%	162	%(d)

	Short High Yield Muni ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.09	$24.70	$24.24	$24.26	$25.15
Income from investment operations:
Net investment income	0.73 (b)	0.84 (b)	0.80 (b)	0.76 (b)	0.72
Net realized and unrealized gain (loss) on investments	1.99	(1.64)	0.43	(0.02)	(0.92)
Total from investment operations	2.72	(0.80)	1.23	0.74	(0.20)
Less distributions from:
Net investment income	(0.75)	(0.81)	(0.77)	(0.76)	(0.69)
Net asset value, end of year	$25.06	$23.09	$24.70	$24.24	$24.26
Total return (c)	11.89%	(3.44)%	5.16%	3.07%	(0.81)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$305,712	$263,266	$202,545	$134,537	$114,033
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.98%	3.37%	3.28%	3.11%	2.93%
Portfolio turnover rate (f)	14%	17%	22%	27%	20%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(g)	The ratios represented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(h)	Periods after November 1, 2019 reflect a unitary management fee structure.

See Notes to Financial Statements

147

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short Muni ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.55	$17.54	$17.18	$17.52	$17.68
Income from investment operations:
Net investment income	0.23 (a)	0.27 (a)	0.27 (a)	0.22 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.51	0.02	0.36	(0.34)	(0.17)
Total from investment operations	0.74	0.29	0.63	(0.12)	0.03
Less distributions from:
Net investment income	(0.25)	(0.28)	(0.27)	(0.22)	(0.19)
Net asset value, end of year	$18.04	$17.55	$17.54	$17.18	$17.52
Total return (b)	4.27%	1.66%	3.70%	(0.70)%	0.20%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$296,815	$203,598	$200,875	$219,867	$267,138
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets excluding interest expense	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.26%	1.54%	1.57%	1.26%	1.11%
Portfolio turnover rate (c)	30%	34%	33%	41%	12%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

148

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
CEF Municipal Income ETF (“CEF Municipal”)	Diversified
High Yield Muni ETF[1] (“High Yield”)	Diversified
Intermediate Muni ETF[2] (“Intermediate”)	Diversified
Long Muni ETF[3] (“Long”)	Diversified
Muni Allocation ETF[4] (“Muni Allocation”)	Non-Diversified
Short High Yield Muni ETF[5] (“Short High Yield”)	Diversified
Short Muni ETF[6] (“Short”)	Diversified

[1]	Formerly known as High-Yield Municipal Index ETF
[2]	Formerly known as AMT-Free Intermediate Municipal Index ETF
[3]	Formerly known as AMT-Free Long Municipal Index ETF
[4]	Formerly known as Municipal Allocation ETF
[5]	Formerly known as Short High-Yield Municipal Index ETF
[6]	Formerly known as AMT-Free Short Municipal Index ETF

Each Fund’s investment objective (except for Muni Allocation) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The investment objective of Muni Allocation is to maximize long-term after-tax return, consisting of capital appreciation and income exempt from federal income tax. The Funds (except CEF Municipal and Muni Allocation) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Municipal seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index. The Muni Allocation is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck Vectors ETFs that invest in publicly traded municipal bonds.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices.
149

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.
150

The Funds earn interest on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Funds utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Funds, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The management fee rates for the year ended April 30, 2021 are as follows:

Fund	Unitary Management Fee Rate
CEF Municipal	0.40%
High Yield	0.35
Intermediate	0.24
Long	0.24
Muni Allocation	0.08
Short High Yield	0.35
Short	0.20

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2021, the Adviser owned 13,600 shares of High Yield, 300,000 shares of Intermediate and 24,500 shares of Short High Yield.

Note 4—Capital Share Transactions—As of April 30, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

151

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Investments—For the year ended April 30, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
CEF Municipal	$18,946,258	$17,758,252	$31,104,894	$23,776,414
High Yield	745,833,701	259,464,976	615,159,885	501,495,911
Intermediate	202,071,698	98,602,400	455,262,940	405,219,498
Long	75,881,528	49,492,827	29,561,382	40,097,875
Muni Allocation	8,238,551	8,247,140	—	—
Short High Yield	82,205,730	33,854,899	23,414,564	47,389,381
Short	139,007,039	69,770,502	23,310,937	1,831,566

Note 6—Income Taxes—As of April 30, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Municipal	$167,004,113	$10,707,506	$(519,540)	$10,187,966
High Yield	3,302,203,936	181,636,535	(75,001,957)	106,634,578
Intermediate	1,689,713,692	91,751,634	(3,068,529)	88,683,105
Long	214,396,410	10,905,367	(431,214)	10,474,153
Muni Allocation	4,709,105	290,638	(14,558)	276,080
Short High Yield	293,267,955	11,792,663	(3,885,318)	7,907,345
Short	287,569,893	4,910,126	(520,180)	4,389,946

At April 30, 2021, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Realized Gains / Accumulated Capital (Losses)	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CEF Municipal	$505,674	$(5,996,190)	$(7,142)	$10,187,966	$4,690,308
High Yield	13,143,323	(88,660,025)	(182,901)	106,634,578	30,934,975
Intermediate	3,019,428	25,589	(124,141)	88,683,105	91,603,981
Long	471,962	830,177	(15,427)	10,474,153	11,760,865
Muni Allocation	10,442	(713,857)	(76)	276,080	(427,411)
Short High Yield	848,672	(8,905,741)	(6,655)	7,907,345	(156,379)
Short	339,052	252,182	(33,380)	4,389,946	4,947,800

The tax character of dividends paid to shareholders during the years ended April 30, 2021 and April 30, 2020 was as follows:

	April 30, 2021			April 30, 2020
Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
CEF Municipal	$6,346,474	$83,556	$—	$6,401,122	$87,453	$—
High Yield	116,187,078	685,749	—	128,217,138	2,572,101	—
Intermediate	32,472,877	21,496	2,402,533	39,297,148	157,745	2,263,638
Long	5,373,134	4,311	439,770	5,122,752	14,744	214,809
Muni Allocation	134,686	434	—	90,364	5,056	—
Short High Yield	7,454,678	59,962	—	7,783,491	216,194	—
Short	3,212,507	1,208	—	3,159,608	17,392	—
152

At April 30, 2021, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CEF Municipal	$(1,486,406)	$(4,509,784)	$(5,996,190)
High Yield	(30,927,276)	(57,732,749)	(88,660,025)
Muni Allocation	(713,857)	—	(713,857)
Short High Yield	(1,758,615)	(7,147,126)	(8,905,741)

During the year ended April 30, 2021, Muni Allocation and Short utilized $131,965 and $914,941, respectively, of their capital loss carryover available from prior years.

During the year ended April 30, 2021, as a result of permanent book to tax differences primarily due to the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Municipal	$(1,506,769)	$1,506,769
High Yield	45,979,458	(45,979,458)
Intermediate	(22,163,250)	22,163,250
Long	(1,419,597)	1,419,597
Short High Yield	2,760,437	(2,760,437)
Short	(3,653)	3,653

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2021, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Investments in municipal securities or in Funds holding municipal securities involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

High Yield and Short High Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market. High Yield and Short High Yield may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Municipal invests in closed-end funds and Muni Allocation invests in ETFs that may trade at a discount or premium to their net asset value. These Funds are dependent on the performance of underlying funds and are subject to the same risks of investing in municipal bonds. A closed-end fund may be leveraged as part of its investment strategy. As a result, CEF Municipal may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and

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NOTES TO FINANCIAL STATEMENTS

(continued)

customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee in which the Adviser is responsible for paying all the expenses of a Fund was adopted on September 1, 2010 for Intermediate, Long, Short, and High Yield Funds, and on November 1, 2019, for CEF Municipal and Muni Allocation Funds. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through these dates. Amounts accrued after these dates, including those from Short High Yield, are presented in “Due to Adviser”.

Note 9—Bank Line of Credit—The Funds participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CEF Municipal	245	$313,605	1.44%
Intermediate	1	313,867	1.43
Long	38	282,240	1.44
Short High Yield	34	408,105	1.40
Short	14	453,042	1.45

Outstanding loan balances as of April 30, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 10—Share Split—In 2018, the Board of Trustees approved a 1 for 2 reverse share split for Intermediate Muni ETF and High Yield Muni ETF. On October 26, 2018 shares began trading on a split adjusted basis. The Financial Highlights prior to October 26, 2018 have been adjusted to reflect the 1 for 2 reverse share split.

Note 11—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

154

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Muni Allocation ETF, VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High Yield Muni ETF, VanEck Vectors Intermediate Muni ETF, VanEck Vectors Long Muni ETF, VanEck Vectors Muni Allocation ETF, VanEck Vectors Short High Yield Muni ETF and VanEck Vectors Short Muni ETF (collectively referred to as the “Funds”) (seven of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of April 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the series constituting VanEck Vectors ETF Trust) at April 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors CEF Municipal Income ETF	For the year ended April 30, 2021	For each of the two years in the period ended April 30, 2021	For each of the five years in the period ended April 30, 2021

VanEck Vectors High Yield Muni ETF

VanEck Vectors Intermediate Muni ETF

VanEck Vectors Long Muni ETF

VanEck Vectors Short High Yield Muni ETF

VanEck Vectors Short Muni ETF

VanEck Vectors Muni Allocation ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and for the period from May 15, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and for the period from May 15, 2019 (commencement of operations) through April 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

June 23, 2021

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VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The per share amounts of taxable vs. tax-exempt income paid by the funds during the taxable year ended April 30, 2021 are listed in the table below. The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022.

Additionally, all of the taxable ordinary income represents Qualified Interest Income (QII) for non-resident alien shareholders.

Please consult your tax advisor for proper treatment of this information.

Fund Name	Ticker Symbol	Payable Date	Tax-Exempt Interest Per Share	Taxable Ordinary Income Per Share	Long-Term Capital Gains Per Share	Total Distribution Per Share
CEF Municipal	XMPT	05/07/2020	$0.073121	$0.000879	$—	$0.074000
		06/05/2020	0.092305	0.001295	—	0.093600
		07/08/2020	0.091911	0.001289	—	0.093200
		08/07/2020	0.090234	0.001266	—	0.091500
		09/08/2020	0.088854	0.001246	—	0.090100
		10/07/2020	0.089643	0.001257	—	0.090900
		11/06/2020	0.099406	0.001394	—	0.100800
		12/07/2020	0.092207	0.001293	—	0.093500
		01/05/2021	0.106802	0.001498	—	0.108300
		02/05/2021	0.090202	0.001198	—	0.091400
		03/05/2021	0.092275	0.001225	—	0.093500
		04/08/2021	0.094545	0.001255	—	0.095800
CEF Municipal Total			$1.101505	$0.015095	$—	$1.116600

High Yield	HYD	05/07/2020	$0.198284	$0.008716	$—	$0.207000
		06/05/2020	0.214676	0.004724	—	0.219400
		07/08/2020	0.187306	0.000894	—	0.188200
		08/07/2020	0.190989	0.000911	—	0.191900
		09/08/2020	0.212188	0.001012	—	0.213200
		10/07/2020	0.208406	0.000994	—	0.209400
		11/06/2020	0.196562	0.000938	—	0.197500
		12/07/2020	0.186411	0.000889	—	0.187300
		01/05/2021	0.206316	0.000984	—	0.207300
		02/05/2021	0.194125	0.001775	—	0.195900
		03/05/2021	0.179954	0.001646	—	0.181600
		04/08/2021	0.192638	0.001762	—	0.194400
High Yield Total			$2.367855	$0.025245	$—	$2.393100

Intermediate	ITM	05/07/2020	$0.090811	$0.000289	$—	$0.091100
		06/05/2020	0.094118	0.000082	—	0.094200
		07/08/2020	0.082037	0.000063	—	0.082100
		08/07/2020	0.088432	0.000068	—	0.088500
		09/08/2020	0.082837	0.000063	—	0.082900
		10/07/2020	0.078240	0.000060	—	0.078300
		11/06/2020	0.084635	0.000065	—	0.084700
		12/07/2020	0.076142	0.000058	—	0.076200
		01/05/2021	0.082437	0.000063	0.071400	0.153900
		02/05/2021	0.076052	0.000048	—	0.076100
		03/05/2021	0.067257	0.000043	—	0.067300
		04/08/2021	0.080249	0.000051	—	0.080300
Intermediate Total			$0.983247	$0.000953	$0.071400	$1.055600
157

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited) (continued)

Fund Name	Ticker Symbol	Payable Date	Tax-Exempt Interest Per Share	Taxable Ordinary Income Per Share	Long-Term Capital Gains Per Share	Total Distribution Per Share
Long	MLN	05/07/2020	$0.043720	$0.000080	$—	$0.043800
		06/05/2020	0.047051	0.000049	—	0.047100
		07/08/2020	0.043955	0.000045	—	0.044000
		08/07/2020	0.047751	0.000049	—	0.047800
		09/08/2020	0.045354	0.000046	—	0.045400
		10/07/2020	0.042657	0.000043	—	0.042700
		11/06/2020	0.045753	0.000047	—	0.045800
		12/07/2020	0.042157	0.000043	—	0.042200
		01/05/2021	0.044055	0.000045	0.041100	0.085200
		02/05/2021	0.040880	0.000020	—	0.040900
		03/05/2021	0.035782	0.000018	—	0.035800
		04/08/2021	0.044878	0.000022	—	0.044900
Long Total			$0.523993	$0.000507	$0.041100	$0.565600

Muni Allocation	MAAX	05/07/2020	$0.103808	$0.002392	$—	$0.106200
		06/05/2020	0.027950	0.001350	—	0.029300
		07/08/2020	0.043831	0.002169	—	0.046000
		08/07/2020	0.054884	0.002716	—	0.057600
		09/08/2020	0.057837	0.002863	—	0.060700
		10/07/2020	0.054979	0.002721	—	0.057700
		11/06/2020	0.052787	0.002613	—	0.055400
		12/07/2020	0.053550	0.002650	—	0.056200
		01/05/2021	0.049548	0.002452	—	0.052000
		02/05/2021	0.056300	—	—	0.056300
		03/05/2021	0.052800	—	—	0.052800
		04/08/2021	0.045400	—	—	0.045400
Muni Allocation Total			$0.653674	$0.021926	$—	$0.675600

Short	SMB	05/07/2020	$0.023553	$0.000047	$—	$0.023600
		06/05/2020	0.024498	0.000002	—	0.024500
		07/08/2020	0.021600	—	—	0.021600
		08/07/2020	0.024800	—	—	0.024800
		09/08/2020	0.022600	—	—	0.022600
		10/07/2020	0.020700	—	—	0.020700
		11/06/2020	0.023200	—	—	0.023200
		12/07/2020	0.019900	—	—	0.019900
		01/05/2021	0.022200	—	—	0.022200
		02/05/2021	0.017772	0.000028	—	0.017800
		03/05/2021	0.014777	0.000023	—	0.014800
		04/08/2021	0.018871	0.000029	—	0.018900
Short Total			$0.254471	$0.000129	$—	$0.254600

Short High Yield	SHYD	05/07/2020	$0.052489	$0.003211	$—	$0.055700
		06/05/2020	0.067615	0.002385	—	0.070000
		07/08/2020	0.055232	0.000668	—	0.055900
		08/07/2020	0.061061	0.000739	—	0.061800
		09/08/2020	0.063729	0.000771	—	0.064500
		10/07/2020	0.063037	0.000763	—	0.063800
		11/06/2020	0.063927	0.000773	—	0.064700
		12/07/2020	0.060765	0.000735	—	0.061500
		01/05/2021	0.064025	0.000775	—	0.064800
		02/05/2021	0.063121	0.000179	—	0.063300
		03/05/2021	0.063819	0.000181	—	0.064000
		04/08/2021	0.058434	0.000166	—	0.058600
Short High Yield Total			$0.737254	$0.011346	$—	$0.748600
158

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.
Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	58	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	69	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	69	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	69	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
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BOARD OF TRUSTEES AND OFFICERS

(continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
160

VANECK VECTORS ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for most funds redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2020 to December 31, 2020 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted significant market volatility occurring during a portion of the Review Period and the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

161

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT Filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT April 30, 2021

VANECK VECTORS®

BDC Income ETF	BIZDTM

ChinaAMC China Bond ETF	CBON®

Emerging Markets Aggregate Bond ETF	EMAG®

Emerging Markets High Yield Bond ETF	HYEM®

Fallen Angel High Yield Bond ETF	ANGL®

Green Bond ETF	GRNB®

International High Yield Bond ETF	IHY®

Investment Grade Floating Rate ETF	FLTR®

J.P. Morgan EM Local Currency Bond ETF	EMLC®

Moody’s Analytics® BBB Corporate Bond ETF	MBBB

Moody’s Analytics® IG Corporate Bond ETF	MIG

Mortgage REIT Income ETF	MORT®

Preferred Securities ex Financials ETF	PFXF®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2021.

VANECK VECTORS ETFs

PRESIDENT’S LETTER

April 30, 2021 (unaudited)

Dear Fellow Shareholders:

The way we think about the financial markets—since no one knows the future for sure—is to identify potential scenarios. Last year, we said that roaring global growth would push interest rates to 1.5%-2.0% during 2021. This already happened in the first quarter! Now what?

The mainstream, high-probability scenario (“Goldilocks”) is that the rate increases pause and stock markets continue to make new highs. To support this idea of strong-but-tapering growth, the first major country that went through the COVID-19 cycle is now leveling off after its boom. Following some temporary weakness in February, China’s manufacturing PMI (Purchasing Managers’ Index) rose more than expected in March and the services PMI soared, only confirming that the recovery is getting more balanced. For updates on this, please follow Natalia Gurushina’s daily emails or our monthly China updates.

Another scenario is the “Wage Inflation” scenario. I like to distinguish between commodity price inflation and wage inflation. Commodity prices have been rallying strongly since last summer with almost all commodity prices at multi-year highs. But wage inflation is more important for financial markets. Wage inflation is the driver of a longer-lasting inflation and can be hard to extinguish. The level of stimulus from the U.S. Federal Reserve we saw in 2020 was unprecedented, as is the spending planned by the new Biden administration. We may find that we are witnessing a paradigm change in the “environment” of the financial markets and a new “dynamic” compared with the last 10 years. And a burst of commodity price inflation isn’t the concern in this “Wage Inflation” scenario, rather the concern is that investment consequences could endure not only through 2021, but also well into 2022. This, then, is the risk that wage inflation takes off, triggered by super-heated growth and rising rates. After all, the U.S. economy hasn’t seen GDP growth rates like this since the 1950s. My investment colleagues are divided on whether wage inflation is possible in an over-stimulated yet deflationary world. We’ll see in 2022.

The final scenario remains that, with this tremendous stimulus, we expect to see interest rates rise unexpectedly further in the second half of 2021. In fact, I believe there is a chance that 10-year U.S. interest rates can exceed 2.5% by the end of 2021—“Rate Surprise”—and that investors should have this scenario on their radar screens. This could lead to turbulence in financial markets. By definition, bonds will fall further. But again, this may be okay for equities.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the funds for the twelve month period ended April 30, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

PS The investing outlook can change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

May 3, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

1

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

April 30, 2021 (unaudited)

MARKET REVIEW

Following the immediate market impact sparked by the COVID-19 pandemic, monetary and fiscal stimulus implemented in most major economies resulted in a strong and sustained recovery in financial markets that began in April 2020. Short-term U.S. interest rates remained anchored near zero, while long-term rates began to move meaningfully upwards following the U.S. election results in late-2020 and into 2021. The U.S. dollar’s strength faded through most of the year following a sharp rally in March 2020, but found support later in the year as yields increased. Risk appetite returned following a wave of credit deterioration early in the pandemic, with spreads tightening to below pre-pandemic levels by April 2021 as the search for yield continued.

CORPORATE BOND

Fallen Angel Bonds

VanEck Vectors Fallen Angel High Yield Bond ETF, which gained 25.95% during the period under review, was the first fallen angel ETF to be launched and is now the largest. Fallen angel high yield bonds provide a distinct value proposition that sets them apart from the broad high yield market. Contrarian sector exposures, price appreciation from buying oversold, undervalued bonds and a higher quality focus have provided long term outperformance. Since December 2003, fallen angel high yield bonds have outperformed the broader U.S. high yield market by over 240 basis points annually.1

While the energy sector (which is the ETF’s largest sector exposure) was by far the largest positive contributor to the performance of the fund during the period under review, all other sectors contributed positively to performance. The insurance sector contributed the least.

Investment Grade Floating Rate Notes

Floating rate notes are investment grade rated corporate (financial and non-financial) debt issues with coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark, resulting in almost no price sensitivity to changes in interest rates. In addition, as short term interest rates fall, portfolio securities reset to lower yields. This was seen over the last 12 months, as three month LIBOR rates dropped from 0.56% to under 0.20% by April 30, 2021. VanEck Vectors Investment Grade Floating Rate ETF gained 4.07% over this period.

All sectors provided positive returns, with the financial sector (the ETF’s largest sector exposure) contributing by far the most. The basic materials sector contributed the least.

Investment Grade Corporate Bonds

The U.S. investment grade corporate bond market is both large and diverse and, with the increase in corporate leverage over the past decade coinciding with lower overall spreads, investors may achieve better outcomes by being selective within this market, compared to a broad market exposure. In particular, focusing on bonds that are priced attractively relative to their risk has provided significant outperformance historically. VanEck Vectors Moody’s Analytics IG Corporate Bond ETF selects the most attractively valued bonds from the broad investment grade universe, while VanEck Vectors Moody’s Analytics BBB Corporate Bond ETF focuses on the BBB rated segment of the market. Both ETFs track indices which use proprietary credit metrics developed by Moody’s Analytics to identify attractively valued bonds, while also avoiding bonds with the highest probability of being downgraded to high yield.

The Moody’s Analytics BBB Corporate Bond ETF commenced on December 1, 2020 and had, therefore, not traded for a full 12 months by April 30, 2021. However, in the period in which it did trade before its fiscal year end, the fund was down 0.30%.

The Moody’s Analytics IG Corporate Bond ETF commenced on December 1, 2020 and had, therefore, not traded for a full 12 months by April 30, 2021. However, in the period in which it did trade before its fiscal year end, the fund was down 0.97%.

2

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. They are one of the few private credit investments available to retail investors. The VanEck Vectors BDC Income ETF returned 73.81% for the 12 month period, with the Fund benefiting from improving credit conditions and liquidity on the heels of a promising COVID-19 vaccine rollout and the prospects of a reopening U.S. economy.

While companies across the range of capitalizations contributed to fund returns, those in mid-range contributed the most and the very largest the least.

Mortgage REITs

Mortgage REITs generally borrow at short-term rates and lend at long-term rates, potentially profiting from the spread. As such, they can be affected by yield curve movements. Some focus on residential agency and non-agency mortgage backed securities, while others focus on commercial real estate introducing the potential for credit risk. Credit risk and liquidity were major concerns for mortgage REIT investors leading into the beginning of the 12 month period ending April 30, 2021. However, intervention from the U.S. Federal Reserve and improving credit conditions during the period led to a significant rebound by mortgage REITs from their lows of early-2021. The VanEck Vectors Mortgage REIT Income ETF returned 85.71% for the 12 month period.

While companies across the range of capitalizations contributed to fund returns, those with the smallest capitalization contributed the most.

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than either its common stock or its senior debt. By seeking to track the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, which excludes traditional financial companies, the fund offers diversification potential and has provided a yield pickup over financial preferred’s historically.

Over the 12 month period ending April 30, 2020, the fund registered a gain of 20.78%. Utilities, financial and basic materials preferred securities contributed most positively to the fund’s performance, while only government preferred securities detracted from performance and, then, only minimally.

INTERNATIONAL BOND

China Onshore Bonds

Once closed to foreign investors, China is home to the largest bond market among the emerging economies and is now the second largest market globally. The size of the market is now approximately $17.3 trillion.2 While it has increased in sheer size, a diverse array of bond categories spanning the yield curve has also evolved. Issuers include central and local governments, policy banks, state-owned enterprises and listed/non-listed corporations. Foreign interest in onshore bonds continues to increase, driven by their attractive yield and diversification potential, with inflows expected to continue as onshore bonds are gradually included in global bond indexes.

The VanEck Vectors ChinaAMC China Bond ETF, recorded a gain of 10.56% over the 12 month period ending April 30, 2021. All sectors contributed positively to performance, with the financial and industrial sectors contributing the most and the diversified and consumer non-cyclical sectors contributing the least.

Emerging Markets Local Currency Bonds

Emerging markets governments issue bonds denominated in their own currencies, which can provide yield enhancement and diversification opportunities for investors. These include bonds from countries in Africa, Latin America, Eastern Europe, the Middle East and Asia.

Following a significant decline toward the end of the last fiscal year, the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, recorded a gain of 11.42% over the 12 month period. Currency appreciation accounted for more than half of the total return over the period, adding to positive returns from local interest rates.

3

VANECK VECTORS ETFs

MANAGEMENT DISCUSSION

(unaudited) (continued)

While bonds denominated in South African rand, Mexican peso and Indonesian rupiah contributed most to the fund’s total return, bonds denominated in Peruvian new sol and Turkish lira were the only detractors from performance.

Emerging Markets Aggregate Bonds

The diverse universe of emerging markets bonds includes sovereign and corporate bonds denominated in U.S. dollars, euros, or local emerging markets currencies.

In terms of currency, bonds denominated in U.S. dollars, euro and South African rand were the greatest positive contributors to the performance of the VanEck Vectors Emerging Markets Aggregate Bond ETF, which gained 11.31% overall during the 12 month period. Only three currencies detracted from performance: Turkish lira, Peruvian new sol and Nigerian naira. While all sectors contributed positively to performance, government sector bonds contributed by far the most. Bonds of issuers in the industrial sector contributed the least.

Emerging Markets High Yield Bonds

Emerging markets high yield corporate bonds offer investors exposure to corporate, quasi sovereign and agency issuers from emerging markets countries. They may offer greater yield potential and higher average credit quality versus U.S. high yield bonds, while providing diversification benefits within a global high yield portfolio.

The VanEck Vectors Emerging Markets High Yield Bond ETF gained 21.53% over the 12 month period. Bonds from India, Mexico and Argentina were the greatest contributors to the fund’s total return in terms of country of risk, while issuers from Spain, Poland and the U.K. contributed the least. Energy bonds provided the greatest contribution to total return, while bonds issued by companies in the technology sector contributed the least.

International High Yield Bonds

Non U.S. high yield bonds have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in euros, sterling, and Canadian dollars, as well as U.S. dollars.

Over the period, the VanEck Vectors International High Yield Bond ETF had a positive return of 21.30%. Bonds from financial and energy issuers contributed the most to the fund’s total return, while those from the diversified and government sectors contributed the least. All currency groups contributed to performance, with bonds denominated in U.S. dollars contributing the most and those in Canadian dollars the least. U.K., Canadian and Italian issuers provided the greatest positive contribution to total return in terms of country of risk, while Chilean, Qatari and Polish issuers detracted the most from performance.

Green Bonds

Green bonds are issued to finance projects with a positive environmental impact and, in the vast majority of cases, are backed by the issuer’s full balance sheet (rather than the projects financed). Issuance has increased each year since 2011 and, in 2020, cumulative issuance reached $1 trillion. The green bond market has also become more diverse as new types of issuers have entered the market in multiple currencies, allowing targeted exposures within the market. VanEck Vectors Green Bond ETF focuses on the U.S. dollar denominated portion of the global green bond market, allowing investors to build a sustainable fixed income portfolio, without currency risk and without sacrificing yield potential.

The VanEck Vectors Green Bond ETF had a positive return of 3.07% for the 12 month period. From a country of risk perspective, issuers from India, Brazil and China contributed most to total return, while bonds from the U.S., supranational issuers and Germany detracted the most from performance. Financial-, energy- and basic materials-related bonds made the greatest positive contributions to returns, while mortgage securities-, consumer, not-cyclical- and communications-related bonds detracted the most from performance.

Returns based on funds’ net asset values (NAVs).

† All fund assets referenced are Total Net Assets as of April 30, 2021, unless otherwise stated.

All indices listed are unmanaged indices and include the reinvestment of dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund.

4

Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made.

[1]	Source: FactSet. Reflects the performance of fallen angel U.S. high yield bonds compared to the ICE BofAML US High Yield Index from 12/31/2003 to 4/30/2021. Fallen angel U.S. high yield bond data on and prior to February 28, 2020 reflects that of the ICE BofA US Fallen Angel High Yield Index (H0FA). From February 28, 2020 forward, the Fallen Angel U.S. High Yield index data reflects that of the fund’s new underlying index, the ICE US Fallen Angel High Yield 10% Constrained Index (H0CF). Fallen angel U.S. high yield bond data history which includes periods prior to February 28, 2020 links H0FA and H0CF and is not intended for third-party use.
[2]	The Bank for International Settlements: Debt securities statistics, 3rd Quarter 2020
5

VANECK VECTORS BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	MVBIZDTG[1]	SPTR[2]
One Year	73.56%	73.81%	73.61%	45.98%
Five Year	10.65%	10.61%	10.45%	17.42%
Life*	6.98%	6.96%	6.94%	15.43%

*	Commencement of Fund: 2/11/13; First Day of Secondary Market Trading: 2/12/13.
[1]	MVIS® US Business Development Companies Index (MVBIZDTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

6

VANECK VECTORS CHINAAMC CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	CHQU01TR1	LBUSTRUU[2]
One Year	10.52%	10.56%	9.51%	(0.27)%
Five Year	3.43%	3.20%	3.97%	3.19%
Life*	2.66%	2.61%	3.50%	3.22%

*	Commencement of Fund: 11/10/14; First Day of Secondary Market Trading: 11/11/14.
[1]	ChinaBond China High Quality Bond Index (CHQU01TR) is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.
As of October 31, 2018, index data for the ChinaBond China High Quality Bond Index (the “Index”) for all periods presented reflect the CHQU01TR stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	MVEMAG[1]	LBUSTRUU[2]
One Year	14.26%	11.31%	13.31%	(0.27)%
Five Year	4.31%	3.79%	5.00%	3.19%
Life*	2.80%	2.76%	4.01%	3.34%

*	Commencement of Fund: 5/11/11; First Day of Secondary Market Trading: 5/12/11.
[1]	MVIS® EM Aggregate Bond Index (MVEMAG) is comprised of emerging market sovereign bonds and corporate bonds denominated in U.S. dollars, euros or local emerging market currencies. MVEMAG includes both investment grade and below investment grade rated securities.

Effective December 10, 2013, Market Vectors® LatAm Aggregate Bond ETF (BONO) changed its name to VanEck Vectors Emerging Markets Aggregate Bond ETF (EMAG). The Fund’s investment objective changed to seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVEMAG, from seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the BofA Merrill Lynch Broad Latin America Bond Index (LATS). Performance data prior to December 9, 2013, reflects that of BONO and LATS. Performance data from December 10, 2013, and on, reflects that of EMAG and MVEMAG. All Index history reflects a blend of the performance of the aforementioned Indexes (MVEMAG and LATS). LATS is a trademark of Merrill Lynch, Pierce, Fenner & Smith Incorporation, which neither sponsors nor endorses EMAG and makes no warranty or representation as to the accuracy and/or completeness of this Index.

[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

8

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	EMLH[1]	LBUSTRUU[2]
One Year	23.03%	21.53%	22.98%	(0.27)%
Five Year	6.46%	6.27%	6.75%	3.19%
Life*	5.64%	5.57%	6.17%	2.91%

*	Commencement of Fund: 5/8/12; First Day of Secondary Market Trading: 5/9/12.
[1]	ICE BOFA Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with the Index Provider’s methodology) and that are issued in the major domestic and Eurobond markets.

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	H0CF1	LBUSTRUU[2]
One Year	24.33%	25.95%	27.19%	(0.27)%
Five Year	9.15%	9.22%	9.84%	3.19%
Life*	8.81%	8.81%	9.81%	2.96%

*	Commencement of Fund: 4/10/12; First Day of Secondary Market Trading: 4/11/12.
[1]	ICE US Fallen Angel High Yield 10% Constrained Index (H0CF) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating in accordance with the ICE Data’s methodology. The Index includes bonds issued by both U.S. and non-U.S. issuers.

Index data prior to February 28, 2020 reflects that of ICE BofAML US Fallen Angel High Yield Index. From February 28, 2020, forward, the index data reflects that of H0CF. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK VECTORS GREEN BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	SPGRUSST[1]	LBUSTRUU[2]
One Year	2.99%	3.07%	3.88%	(0.27)%
Life*	4.05%	3.95%	4.57%	3.98%

*	Commencement of Fund: 3/3/17; First Day of Secondary Market Trading: 3/6/17.
[1]	S&P Green Bond U.S. Dollar Select Index (SPGRUSST) is designed to measure the performance of U.S. dollar-denominated, green-labeled bonds. The Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”-labeled bonds issued globally. For a bond to be eligible for inclusion in the Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Index.

Index data prior to September 1, 2019 reflects that of the S&P Green Bond Select Index. From September 1, 2019, forward, the index data reflects that of the S&P Green Bond U.S. Dollar Select Index. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	HXUS[1]	LBUSTRUU[2]
One Year	23.96%	21.30%	23.55%	(0.27)%
Five Year	6.36%	6.19%	6.92%	3.19%
Life*	5.66%	5.63%	6.35%	3.03%

*	Commencement of Fund: 4/2/12; First Day of Secondary Market Trading: 4/3/12.
[1]	ICE BOFA Global ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	MVFLTR[1]	LBUSTRUU[2]
One Year	4.47%	4.07%	4.35%	(0.27)%
Five Year	2.63%	2.48%	2.78%	3.19%
Life*	1.59%	1.60%	1.98%	3.39%

*	Commencement of Fund: 4/25/11; First Day of Secondary Market Trading: 4/26/11.
[1]	MVIS® US Investment Grade Floating Rate Index (MVFLTR) is designed to track the performance of U.S. investment grade floating rate notes with outstanding issue sizes of greater than or equal to $500 million. The Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States. Index securities must have an investment grade rating (in accordance with the provider’s methodology).
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	GBIEMCOR[1]	LBUSTRUU[2]
One Year	13.07%	11.42%	11.94%	(0.27)%
Five Year	1.75%	1.77%	2.35%	3.19%
Ten Year	(0.46)%	(0.38)%	0.27%	3.39%

[1]	J.P. Morgan GBI-EM Global Core Index (GBIEMCOR) is designed to track the performance of bonds issued by emerging markets governments and denominated in the local currency of the issuer.
[2]	The Bloomberg Barclays US Aggregate Bond Index (LBUSTRUU) is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK VECTORS MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	MVMORTTG[1]	SPTR[2]
One Year	85.97%	85.71%	86.68%	45.98%
Five Year	8.24%	8.03%	8.33%	17.42%
Life*	7.30%	7.30%	7.76%	16.14%

*	Commencement of Fund: 8/16/11; First Day of Secondary Market Trading: 8/17/11.
[1]	MVIS® US Mortgage REITs Index (MVMORTTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues from mortgage-related activity.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2021 (unaudited)

Average Annual Total Returns
Total Return	Share Price	NAV	WHPSL[1]	SPTR[2]
One Year	21.29%	20.78%	21.18%	45.98%
Five Year	6.48%	6.45%	6.50%	17.42%
Life*	6.42%	6.38%	6.44%	16.02%

*	Commencement of Fund: 7/16/12; First Day of Secondary Market Trading: 7/17/12.
[1]	Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the Net Asset Value (NAV) of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

BDC Index, EM Aggregate Bond Index, Floating Rate Index and Mortgage REITs Index are published by MV Index Solutions GmbH (MVIS), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. ChinaBond Index is published by China Central Depository & Clearing Co., Ltd. (China Central Depository). Emerging Markets Core Index and EM Investment Grade Plus Index are published by JPMorgan Securities Inc. (J.P. Morgan). Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index are published by ICE Data Indices, LLC (acquired from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML Merrill Lynch”) on 10/23/2017). Green Bond Index is published by S&P Dow Jones Indices (S&P). Preferred Securities Index is published by Wells Fargo & Company, LLC (Wells Fargo).

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark published by Bloomberg Index Services Limited (Bloomberg). The S&P 500 Index is a broad-based benchmark published by S&P.

MVIS, China Central Depository, J.P. Morgan, ICE Data Indices, LLC, S&P, Wells Fargo, and Bloomberg do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

17

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2020 to April 30, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period* – November 1, 2020 April 30, 2021
BDC Income ETF
Actual	$1,000.00	$1,554.40	0.40%	$2.53
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
ChinaAMC China Bond ETF
Actual	$1,000.00	$1,055.00	0.50%	$2.55
Hypothetical**	$1,000.00	$1,022.32	0.50%	$2.51
Emerging Markets Aggregate Bond ETF
Actual	$1,000.00	$1,026.40	0.35%	$1.76
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$1,074.70	0.40%	$2.06
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$1,107.80	0.35%	$1.83
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Green Bond ETF
Actual	$1,000.00	$ 996.50	0.20%	$0.99
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00
International High Yield Bond ETF
Actual	$1,000.00	$1,082.60	0.40%	$2.07
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Investment Grade Floating Rate ETF
Actual	$1,000.00	$1,008.00	0.14%	$0.70
Hypothetical**	$1,000.00	$1,024.10	0.14%	$0.70
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$1,040.50	0.30%	$1.52
Hypothetical**	$1,000.00	$1,023.31	0.30%	$1.51
Moody’s Analytics BBB Corporate Bond ETF
Actual ***	$1,000.00	$ 997.00	0.25%	$1.03
Hypothetical**	$1,000.00	$1,023.55	0.25%	$1.25
Moody’s Analytics IG Corporate Bond ETF
Actual ***	$1,000.00	$ 990.30	0.20%	$0.82
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00
Mortgage REIT Income ETF
Actual	$1,000.00	$1,490.90	0.40%	$2.47
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Preferred Securities ex Financials ETF
Actual	$1,000.00	$1,113.40	0.40%	$2.10
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2021) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
***	Expenses are equal to the Fund’s annualized expense ratio (for the period from December 2, 2020 (commencement of operations) to April 30, 2021), multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
19

VANECK VECTORS BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Number of Shares		Value

COMMON STOCKS: 99.9%
Diversified Financials: 99.9%
1,164,763	Apollo Investment Corp. †	$16,924,006
1,986,883	Ares Capital Corp. †	38,247,498
814,166	Bain Capital Specialty Finance, Inc. †	13,002,231
925,021	Barings BDC, Inc.	9,601,718
1,120,731	BlackRock TCP Capital Corp.	16,385,087
362,314	Capital Southwest Corp. †	8,869,447
445,664	Fidus Investment Corp.	7,389,109
950,730	FS KKR Capital Corp. †	19,765,677
975,072	FS KKR Capital Corp. II †	19,959,724
630,314	Gladstone Capital Corp. †	6,952,363
644,205	Gladstone Investment Corp. †	9,167,037
1,014,862	Goldman Sachs BDC, Inc. †	19,870,998
1,314,644	Golub Capital BDC, Inc.	20,587,325
1,218,834	Hercules Capital, Inc. †	21,219,900
516,193	Main Street Capital Corp. †	21,984,660
1,352,739	New Mountain Finance Corp.	17,788,518
401,460	Newtek Business Services Corp. †	11,192,705
3,042,835	Oaktree Specialty Lending Corp.	20,265,281
1,441,906	Owl Rock Capital Corp.	20,835,542
714,584	PennantPark Floating Rate Capital Ltd. †	8,989,467
1,300,720	PennantPark Investment Corp. †	8,571,745
2,611,594	Prospect Capital Corp. †	21,023,332
778,940	Sixth Street Specialty Lending, Inc. †	17,354,783
655,920	Solar Capital Ltd.	12,114,842
1,067,980	TCG BDC, Inc. †	14,695,405
563,177	TriplePoint Venture Growth BDC Corp. †	9,022,095
Total Common Stocks (Cost: $363,391,579)		411,780,495
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.7% (Cost: $31,604,946)

Money Market Fund: 7.7%
31,604,946	State Street Navigator Securities Lending Government Money Market Portfolio	$31,604,946
Total Investments: 107.6% (Cost: $394,996,525)		443,385,441
Liabilities in excess of other assets: (7.6)%		(31,425,148)
NET ASSETS: 100.0%		$411,960,293

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $44,959,053.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financial	100.0%	$411,780,495

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$411,780,495	$—	$—	$411,780,495
Money Market Fund	31,604,946	—	—	31,604,946
Total	$443,385,441	$—	$—	$443,385,441

* See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

20

VANECK VECTORS CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount			Value

CORPORATE BONDS: 71.6%
Basic Materials: 6.1%
CNY	6,000,000	Aluminum Corp. of China Ltd. 3.50%, 09/05/22	$931,310
	15,000,000	Anshan Iron And Steel Group Co. Ltd. 4.28% (China Bond Government Security Yield Curve 3Y YTM+4.81%) (o)	2,293,081
	5,000,000	Beijing State-Owned Capital Operation & Management Center 3.85%, 01/14/24	780,669
	1,000,000	China Chengtong Holdings Group Ltd. 4.67%, 07/10/21	155,101
	3,000,000	China National Building Material Co. Ltd. 4.89%, 07/17/24	473,868
	10,000,000	Hesteel Co. Ltd. 4.08%, 11/26/24	1,518,573
	1,294,000	Jihua Group Corp. Ltd. 4.10%, 09/15/22	202,603
			6,355,205
Consumer Cyclicals: 5.4%
	14,600,000	Beijing Automotive Group Co. Ltd. 4.48%, 10/19/23	2,226,194
		Beijing Haidian State-Owned Assets Operation & Management Center
	10,000,000	3.70%, 10/24/24	1,480,732
	9,000,000	4.14%, 12/17/23	1,375,234
	3,501,000	Hangzhou Commerce Tourism Group Co. Ltd. 4.71%, 07/11/22	551,026
			5,633,186
Energy: 2.6%
	1,200,000	China Petroleum & Chemical Corp. 4.90%, 06/01/22	189,338
	1,500,000	PetroChina Co. Ltd. 3.50%, 01/19/26	231,473
	15,000,000	Yanzhou Coal Mining Co. Ltd.
		3.43%, 03/12/25	2,267,382
			2,688,193
Financials: 31.9%
	4,900,000	Beijing E-Town International Investment & Development Co. Ltd. 4.58%, 07/27/23	760,706
	3,500,000	Beijing Infrastructure Investment Co. Ltd. 4.20%, 08/20/23	543,498
	15,000,000	Beijing Public Housing Center 3.19%, 04/16/40	2,265,114
Principal Amount			Value

Financials: (continued)
CNY	500,000	Beijing State-Owned Assets Management Co. Ltd. 4.68%, 08/01/22	$78,871
		China Development Bank
	6,080,000	2.90%, 12/06/22	944,586
	8,361,000	2.92%, 11/27/22	1,300,371
	8,904,000	3.39%, 02/03/27	1,386,928
	20,267,000	3.87%, 08/01/23	3,211,275
	29,529,000	3.91%, 04/06/22	4,628,516
	15,125,000	4.59%, 08/01/38	2,597,064
	2,000,000	China Everbright Ltd. 3.80%, 11/23/23	311,955
		China Fortune Land Development Co. Ltd.
	1,000,000	5.50%, 10/20/22	61,904
	1,000,000	7.00%, 03/03/21 (d) # *	61,665
	1,000,000	China Merchants Securities Co. Ltd. 5.08%, 05/26/25	162,786
		Chongqing Longhu Development Co. Ltd.
	1,600,000	3.75%, 03/21/23	249,102
	8,000,000	4.44%, 01/25/24	1,263,537
	3,000,000	Cinda Investment Co. Ltd. 4.30%, 12/22/23	465,288
	3,000,000	CITIC Securities Co. Ltd. 3.78%, 09/10/24	468,265
	15,000,000	Guangzhou Asset Management Co. Ltd. 3.79%, 01/22/24	2,324,457
	5,000,000	Guangzhou City Construction & Development Co. Ltd. 3.60%, 09/27/24	778,272
	1,500,000	Nanchang Municipal Public Investment Holding Group Co. Ltd. 3.23%, 08/22/23	232,160
	10,000,000	Nanjing Yangzi State-Owned Investment Group Co. Ltd. 3.63%, 10/21/24	1,553,982
	1,001,000	Ping An Real Estate Co. Ltd. 3.28%, 08/05/23	154,791
	5,000,000	Qingdao Conson Development Group Co. Ltd. 3.55%, 01/09/25	775,763
	15,000,000	Shenwan Hongyuan Group Co. Ltd. 4.80%, 07/17/23	2,392,790
		Sichuan Development Holding Co. Ltd.
	5,000,000	4.30%, 03/26/24	788,833
	5,000,000	4.55%, 08/06/25	792,641
	5,000,000	State Development & Investment Corp. Ltd. 3.79%, 06/03/23	781,809
	10,000,000	Taiyuan Iron & Steel Group Co. Ltd. 3.88%, 08/13/24	1,550,497

See Notes to Financial Statements

21

VANECK VECTORS CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Financials: (continued)
CNY	800,000	Wuxi Guolian Development Group Co. Ltd. 4.88%, 05/09/23	$127,119
			33,014,545
Industrials: 10.0%
	10,000,000	Beijing Capital Co Ltd 4.24%, 11/27/23	1,578,876
	2,000,000	Beijing Capital Land Ltd. 4.89%, 09/14/23	311,232
	3,000,000	Beijing Urban Construction Investment & Development Co. Ltd. 4.40%, 07/20/22	470,477
	1,000,000	China Merchants Expressway Network & Technology Holdings Co. Ltd. 4.78%, 08/07/22	157,866
	5,000,000	China Railway Group Ltd. 3.99%, 07/16/24	784,095
		China State Railway Group Co. Ltd.
	3,008,000	4.46%, 06/07/23	477,151
	1,248,200	4.63%, 08/25/21	194,232
	500,000	Dalian Wanda Commercial Management Group Co. Ltd. 4.70%, 07/27/21	76,847
		Guangzhou Metro Group Co. Ltd.
	1,500,000	4.84%, 08/09/27	236,900
	1,800,000	6.05%, 06/03/24 #	290,337
	500,000	Hubei Provincial Communications Investment Group Co. Ltd. 6.68%, 03/27/24	83,879
	1,135,000	Jiangxi Ganyue Expressway Co. Ltd. 5.15%, 04/19/23	181,959
	759,600	Nanjing State Owned Assets Investment & Management Holding Group Co. Ltd. 5.60%, 03/06/23 #	121,148
	1,000,000	Power Construction Corp. of China Ltd. 5.20%, 10/29/22	159,348
	1,000,000	Seazen Holdings Co. Ltd. 5.90%, 03/20/24	154,879
	17,000,000	Shandong Hi-Speed Group Co. Ltd. 4.00%, 10/21/24	2,664,832
	540,000	Tianjin Infrastructure Construction & Investment Group Co. Ltd. 5.70%, 02/26/23 #	84,059
	13,000,000	Xiamen C&D Corp. Ltd. 4.14% (China Bond Government Security Yield Curve 3Y YTM+4.29%) (o)	2,018,004

Principal Amount			Value

Industrials: (continued)
CNY	2,000,000	Xiamen C&D, Inc. 3.50%, 10/15/21	$309,832
			10,355,953

Real Estate: 2.9%
	1,000,000	Financial Street Holdings Co. Ltd. 4.74%, 08/20/21	155,479
	10,000,000	Gemdale Corp. 3.95%, 10/12/25	1,554,113
	5,000,000	Hefei Xingtai Finance Holding Group Co. Ltd. 4.10%, 06/14/22	779,896
	3,000,000	Shanghai Shimao Co. Ltd. 4.65%, 01/15/22	463,815
			2,953,303
Technology: 1.8%
	7,000,000	Anhui Provincial Investment Group Holdings Co. Ltd. 3.70%, 07/23/24	1,088,860
	5,000,000	Overseas Chinese Town Enterprises Co. Ltd. 4.40%, 07/25/23	775,960
			1,864,820
Utilities: 10.9%
		China Datang Corp. Renewable Power Co. Ltd.
	3,000,000	3.58%, 09/26/22	466,836
	10,000,000	3.81% (China Bond Government Security Yield Curve 3Y YTM+3.91%) (o)	1,556,419
	15,000,000	China Huaneng Group Co. Ltd. 3.55% (China Bond Government Security Yield Curve 5Y YTM+3.56%) (o)	2,294,150
		China Southern Power Grid Co. Ltd.
	3,710,000	3.95%, 04/25/22	579,245
	900,000	5.90%, 03/19/24	148,768
	5,000,000	Guangdong Hengjian Investment Holding Co. Ltd. 3.84%, 08/07/24	778,404
	6,000,000	Huaneng Power International, Inc. 5.17% (China Bond Government Security Yield Curve 5Y YTM+5.02%) (o)	950,854
	10,000,000	Shandong Luxin Investment Holdings Group Co. Ltd. 3.85%, 01/07/26	1,551,983
	5,000,000	Shenzhen Energy Group Co. Ltd. 3.60%, 11/20/22	779,007
	6,750,000	State Grid Corp. of China 5.14%, 12/08/21	1,057,965

See Notes to Financial Statements

22

Principal Amount			Value

Utilities: (continued)
		State Power Investment Corp. Ltd.
CNY	2,000,000	3.57% (China Bond Government Security Yield Curve 3Y YTM+4.08%) (o)	$309,529
	4,995,000	4.20%, 11/20/23	787,895
			11,261,055
Total Corporate Bonds (Cost: $72,938,545)			74,126,260
GOVERNMENT OBLIGATIONS: 15.9%
		China Government Bonds
	846,000	2.90%, 05/05/26	130,187
	500,000	3.27%, 08/22/46	72,267
	32,966,000	3.27%, 08/22/46	4,764,726
	61,831,000	3.40%, 04/17/23	9,707,171
	4,000,000	3.52%, 04/25/46	603,063
	7,541,000	4.26%, 07/31/21	1,171,961
Total Government Obligations (Cost: $16,171,655)			16,449,375
Total Investments: 87.5% (Cost: $89,110,200)			90,575,635
Other assets less liabilities: 12.5%			12,927,717
NET ASSETS: 100.0%			$103,503,352

See Notes to Financial Statements

23

VANECK VECTORS CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

CNY	Chinese Yuan

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $557,209 which represents 0.5% of net assets.

Summary of Investments by Sector	% of Investments	Value
Basic Materials	7.0%	$6,355,205
Consumer Cyclicals	6.2	5,633,186
Energy	3.0	2,688,193
Financials	36.4	33,014,545
Government	18.2	16,449,375
Industrials	11.4	10,355,953
Real Estate	3.3	2,953,303
Technology	2.1	1,864,820
Utilities	12.4	11,261,055
	100.0%	$90,575,635

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$74,126,260	$—	$74,126,260
Government Obligations*	—	16,449,375	—	16,449,375
Total	$—	$90,575,635	$—	$90,575,635

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

24

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount			Value

CORPORATE BONDS: 36.2%
Argentina: 0.1%
USD	25,000	YPF SA Reg S 8.50%, 07/28/25	$18,176
Bermuda: 0.1%
	10,884	Digicel Group 0.5 Ltd. 144A 8.00% 04/01/25	9,139
Brazil: 3.4%
	50,000	Banco do Brasil SA Reg S 9.00% (US Treasury Yield Curve Rate T 10 Year+6.36%), 06/18/24 (o)	54,726
	50,000	Braskem Netherlands Finance BV Reg S 4.50%, 01/31/30	50,873
	25,000	Gerdau Trade, Inc. Reg S 4.88%, 10/24/27	27,976
	50,000	Itau Unibanco Holding SA Reg S 5.13%, 05/13/23	53,063
		Petrobras Global Finance BV
	50,000	6.00%, 01/27/28 †	56,561
	60,000	6.75%, 01/27/41	68,258
	100,000	Suzano Austria GmbH 6.00%, 01/15/29	117,075
	75,000	Vale Overseas Ltd. 6.88%, 11/21/36	102,010
			530,542
Chile: 1.7%
EUR	100,000	Corp. Nacional del Cobre de Chile Reg S 2.25%, 07/09/24	128,627
USD	100,000	Empresa de Transporte de Pasajeros Metro SA Reg S 4.70%, 05/07/50	114,015
	25,000	Empresa Nacional del Petroleo Reg S 5.25%, 11/06/29	28,006
			270,648
China / Hong Kong: 4.2%
	100,000	Alibaba Group Holding Ltd. 144A 3.60%, 11/28/24	108,556
	100,000	Bank of China Ltd. Reg S 5.00%, 11/13/24	111,769
	100,000	China Cinda Finance I Ltd. Reg S 4.25%, 04/23/25	106,687
	100,000	Export-Import Bank of China Reg S 3.63%, 07/31/24	109,450
	200,000	Huarong Finance II Co. Ltd. Reg S 5.50%, 01/16/25	157,000
	50,000	Tencent Holdings Ltd. Reg S 3.60%, 01/19/28	53,775
			647,237
Principal Amount			Value

Colombia: 0.9%
USD	100,000	Bancolombia SA 4.88% (US Treasury Yield Curve Rate T 5 Year+2.93%), 10/18/27 †	$101,885
	40,000	Ecopetrol SA 5.38%, 06/26/26	44,938
			146,823
Czech Republic: 0.5%
EUR	50,000	CEZ AS Reg S 4.88%, 04/16/25	71,645
India: 2.5%
USD	50,000	ICICI Bank Ltd. Reg S 4.00%, 03/18/26	53,803
	200,000	Reliance Industries Ltd. 144A 4.13%, 01/28/25	217,928
	100,000	State Bank of India 144A 4.88%, 04/17/24	110,189
			381,920
Indonesia: 1.9%
	70,000	Pertamina Persero PT 144A 4.30%, 05/20/23	74,550
	100,000	Perusahaan Gas Negara Tbk PT Reg S 5.13%, 05/16/24	110,303
	100,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara Reg S 4.13%, 05/15/27	107,439
			292,292
Israel: 1.0%
	10,000	Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	10,069
EUR	100,000	Teva Pharmaceutical Finance Netherlands II BV Reg S 1.13%, 10/15/24	113,753
		Teva Pharmaceutical Finance Netherlands III BV
USD	20,000	2.80%, 07/21/23	19,828
	20,000	3.15%, 10/01/26	18,805
			162,455
Kazakhstan: 0.4%
	50,000	KazMunayGas National Co. JSC 144A 5.75%, 04/19/47	60,245
Malaysia: 0.8%
	100,000	Petronas Capital Ltd. Reg S 4.55%, 04/21/50	118,970
Mexico: 4.2%
	125,000	America Movil SAB de CV 6.13%, 03/30/40	173,777
	50,000	Comision Federal de Electricidad Reg S 4.88%, 01/15/24	54,745

See Notes to Financial Statements

25

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Mexico: (continued)
		Petróleos Mexicanos
USD	75,000	6.50%, 03/13/27	$79,406
	50,000	6.50%, 06/02/41 †	44,973
	64,000	6.63%, 06/15/38	59,498
	50,000	6.75%, 09/21/47	44,273
	110,000	Petróleos Mexicanos Reg S 5.50%, 02/24/25	143,489
	35,000	Southern Copper Corp. 7.50%, 07/27/35	50,200
			650,361
Netherlands: 0.3%
	50,000	Lukoil Securities BV 144A 3.88%, 05/06/30	52,603
Peru: 0.8%
	125,000	Banco de Credito del Peru Reg S 4.25%, 04/01/23	131,250
Philippines: 0.8%
	100,000	Power Sector Assets & Liabilities Management Corp. Reg S 7.39%, 12/02/24	122,500
Qatar: 0.7%
	100,000	Ooredoo International Finance Ltd. Reg S 3.25%, 02/21/23	104,588
Russia: 2.3%
	60,000	Gaz Capital SA Reg S 8.63%, 04/28/34	89,493
	100,000	Gazprom PJSC Via Gaz Capital SA Reg S 7.29%, 08/16/37	139,270
EUR	100,000	Vnesheconombank Via VEB Finance Plc Reg S 4.03%, 02/21/23	126,920
			355,683
Saudi Arabia: 1.2%
USD	75,000	Saudi Arabian Oil Co. 144A 4.25%, 04/16/39	81,936
	100,000	Saudi Electricity Global Sukuk Co. 2 144A 3.47%, 04/08/23	105,038
			186,974
South Africa: 0.7%
		Anglo American Capital Plc Reg S
	50,000	3.63%, 09/11/24	54,110
	50,000	4.75%, 04/10/27	57,609
			111,719
Turkey: 1.0%
	50,000	Turkiye Garanti Bankasi AS Reg S 5.25%, 09/13/22	51,398
	100,000	Yapi ve Kredi Bankasi AS 144A 6.10%, 03/16/23	102,544
			153,942
Ukraine: 0.3%
	50,000	Metinvest BV 144A 7.75%, 04/23/23	52,750
Principal Amount			Value

United Arab Emirates: 3.4%
USD	100,000	DAE Funding LLC Reg S 5.00%, 08/01/24	$102,813
	100,000	DP World Ltd. Reg S 6.85%, 07/02/37	133,250
	100,000	Emirates Telecommunications Group Co. PJSC Reg S 2.75%, 06/18/26	136,380
	150,000	MDGH - GMTN BV 144A 3.70%, 11/07/49	156,167
			528,610
United Kingdom: 2.7%
	50,000	AngloGold Ashanti Holdings Plc 5.13%, 08/01/22 †	52,400
	150,000	CK Hutchison Capital Securities 17 Ltd. Reg S 4.00% (US Treasury Yield Curve Rate T 5 Year+2.07%), 05/12/22 (o)	152,962
	200,000	Swire Pacific MTN Financing Ltd. Reg S 4.50%, 10/09/23	216,861
			422,223
Zambia: 0.3%
	50,000	First Quantum Minerals Ltd. 144A 7.50%, 04/01/25	51,969
Total Corporate Bonds (Cost: $5,345,432)			5,635,264

GOVERNMENT OBLIGATIONS: 62.1%
Angola: 0.3%
	50,000	Angolan Government International Bonds 144A 8.25%, 05/09/28	51,500
Argentina: 0.3%
EUR	120,000	Provincia de Buenos Aires Reg S 4.00%, 05/15/35	52,726
Bahrain: 0.8%
		Bahrain Government International Bonds 144A
USD	64,000	6.13%, 08/01/23	69,219
	50,000	6.75%, 09/20/29	55,159
			124,378
Brazil: 4.6%
		Brazil Government International Bonds
	25,000	4.25%, 01/07/25	27,009
	25,000	5.00%, 01/27/45	24,725
	50,000	7.13%, 01/20/37	63,442
		Brazil Letras do Tesouro Nacional
BRL	250,000	0.00%, 07/01/22 ^	43,214
	440,000	0.00%, 07/01/23 ^	69,935
	900,000	0.00%, 01/01/24 ^	136,788
		Brazil Notas do Tesouro Nacional, Series F
	515,000	10.00%, 01/01/23	100,038
	470,000	10.00%, 01/01/25	92,328

See Notes to Financial Statements

26

Principal Amount			Value

Brazil: (continued)
BRL	420,000	10.00%, 01/01/27	$82,393
	285,000	10.00%, 01/01/29	55,701
	120,000	10.00%, 01/01/31	23,327
			718,900
Chile: 1.4%
		Bonos de la Tesoreria de la Republica de Chile
CLP	25,000,000	4.50%, 03/01/26	37,937
	25,000,000	5.00%, 03/01/35	37,683
	20,000,000	6.00%, 01/01/43	33,612
USD	100,000	Chile Government International Bonds 3.13%, 03/27/25	107,871
			217,103
China / Hong Kong: 0.1%
CNY	100,000	China Government Bonds 2.94%, 10/17/24	15,513
Colombia: 2.2%
		Colombia Government International Bonds
USD	25,000	4.00%, 02/26/24	26,689
	50,000	5.00%, 06/15/45	53,397
	25,000	6.13%, 01/18/41	30,050
		Colombian TES
COP	70,000,000	5.75%, 11/03/27	18,283
	132,200,000	6.00%, 04/28/28	34,685
	88,000,000	6.25%, 11/26/25	24,522
	103,000,000	7.00%, 06/30/32	27,089
	67,000,000	7.25%, 10/18/34	17,674
	158,100,000	7.50%, 08/26/26	45,832
	100,500,000	7.75%, 09/18/30	28,362
	139,400,000	10.00%, 07/24/24	43,472
			350,055
Croatia: 0.6%
USD	75,000	Croatia Government International Bonds 144A 6.00%, 01/26/24	85,802
Czech Republic: 1.3%
		Czech Republic Government Bonds
CZK	510,000	0.25%, 02/10/27	22,121
	470,000	1.25%, 02/14/25	21,898
	460,000	2.00%, 10/13/33	21,721
	430,000	2.75%, 07/23/29	21,747
		Czech Republic Government Bonds Reg S
	500,000	0.45%, 10/25/23	22,985
	530,000	0.95%, 05/15/30	23,104
	480,000	1.00%, 06/26/26	21,869
	440,000	2.40%, 09/17/25	21,441
	440,000	2.50%, 08/25/28	21,779
			198,665
Dominican Republic: 0.4%
		Dominican Republic International Bonds Reg S
USD	25,000	5.95%, 01/25/27	28,438
	25,000	6.85%, 01/27/45	28,500
			56,938

Principal Amount			Value

Ecuador: 0.4%
		Ecuador Government International Bonds 144A
USD	4,391	0.00%, 07/31/30 ^	$2,415
	24,450	0.50%, 07/31/30 (s)	20,538
	49,530	0.50%, 07/31/35 (s)	33,929
	17,150	0.50%, 07/31/40 (s)	10,290
			67,172
Egypt: 0.4%
	50,000	Egypt Government International Bond 144A 7.50%, 01/31/27	55,339
El Salvador: 0.2%
	30,000	El Salvador Government International Bonds Reg S 7.65%, 06/15/35	31,542
Hungary: 1.9%
		Hungary Government Bonds
HUF	7,400,000	1.75%, 10/26/22	25,190
	8,650,000	2.50%, 10/24/24	30,139
	9,000,000	3.00%, 06/26/24	31,790
	7,450,000	3.00%, 10/27/27	26,691
	6,520,000	5.50%, 06/24/25	25,302
	6,600,000	6.00%, 11/24/23	24,873
	6,100,000	7.00%, 06/24/22	21,893
USD	100,000	Hungary Government International Bonds 5.38%, 03/25/24	113,562
			299,440
Indonesia: 5.4%
		Indonesia Government International Bonds Reg S
USD	75,000	7.75%, 01/17/38	111,597
	100,000	8.50%, 10/12/35	157,979
		Indonesia Treasury Bonds
IDR	399,000,000	5.63%, 05/15/23	28,084
	487,000,000	6.13%, 05/15/28	33,563
	210,000,000	6.50%, 06/15/25	15,059
	598,000,000	6.63%, 05/15/33	41,184
	526,000,000	7.00%, 05/15/27	38,342
	560,000,000	7.00%, 09/15/30	40,098
	210,000,000	7.50%, 06/15/35	15,038
	499,000,000	8.13%, 05/15/24	37,417
	550,000,000	8.25%, 05/15/29	42,354
	345,000,000	8.25%, 06/15/32	26,311
	425,000,000	8.25%, 05/15/36	32,403
	610,000,000	8.38%, 03/15/24	45,819
	559,000,000	8.38%, 09/15/26	43,212
	628,000,000	8.38%, 03/15/34	48,229
	393,000,000	8.75%, 05/15/31	31,247
	480,000,000	9.00%, 03/15/29	38,461
	214,000,000	10.50%, 08/15/30	18,738
			845,135
Israel: 2.7%
		Israel Government Bonds
ILS	70,000	0.50%, 04/30/25	21,671
	70,000	1.00%, 03/31/30	21,352
	120,000	1.75%, 08/31/25	39,085

See Notes to Financial Statements

27

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Israel: (continued)
ILS	110,000	2.00%, 03/31/27	$36,539
	100,000	3.75%, 03/31/24	33,948
	65,000	3.75%, 03/31/47	25,928
	125,000	4.25%, 03/31/23	41,567
	90,000	5.50%, 01/31/42	44,459
	100,000	6.25%, 10/30/26	40,272
		Israel Government International Bonds
USD	50,000	4.00%, 06/30/22	52,192
	50,000	4.50%, 01/30/43	61,150
			418,163
Jamaica: 0.4%
	50,000	Jamaica Government International Bonds 6.75%, 04/28/28	59,415
Kazakhstan: 0.4%
	50,000	Kazakhstan Government International Bonds Reg S 5.13%, 07/21/25	58,358
Kuwait: 0.3%
	40,000	Kuwait International Government Bonds 144A 3.50%, 03/20/27	44,358
Malaysia: 3.8%
		Malaysia Government Bonds
MYR	45,000	3.42%, 08/15/22	11,184
	125,000	3.48%, 03/15/23	31,283
	50,000	3.50%, 05/31/27	12,598
	130,000	3.73%, 06/15/28	33,184
	70,000	3.80%, 09/30/22	17,516
	28,000	3.80%, 08/17/23	7,078
	90,000	3.83%, 07/05/34	21,920
	180,000	3.84%, 04/15/33	44,041
	64,000	3.89%, 08/15/29	16,385
	175,000	3.89%, 03/15/27	45,253
	92,000	3.90%, 11/16/27	23,785
	60,000	3.91%, 07/15/26	15,469
	147,000	3.96%, 09/15/25	37,879
	125,000	4.06%, 09/30/24	32,119
	123,000	4.18%, 07/15/24	31,663
	130,000	4.23%, 06/30/31	33,845
	125,000	4.39%, 04/15/26	33,053
	125,000	4.50%, 04/15/30	33,376
	60,000	4.64%, 11/07/33	15,775
	133,000	4.74%, 03/15/46	34,257
	130,000	4.76%, 04/07/37	34,172
	35,000	4.89%, 06/08/38	9,250
	88,000	Malaysia Government Investment Issue 4.47%, 09/15/39	22,099
			597,184
Mexico: 5.4%
		Mexican Bonos
MXN	1,247,000	5.75%, 03/05/26	61,313
	859,000	6.50%, 06/09/22	43,377
	1,190,100	7.50%, 06/03/27	62,679
Principal Amount			Value

Mexico: (continued)
MXN	697,000	7.75%, 05/29/31	$36,697
	477,000	7.75%, 11/23/34	24,779
	762,000	7.75%, 11/13/42	37,646
	906,000	8.00%, 12/07/23	47,971
	968,000	8.00%, 09/05/24	51,532
	756,000	8.00%, 11/07/47	38,010
	1,170,000	8.50%, 05/31/29	64,679
	735,000	8.50%, 11/18/38	39,575
	1,095,000	10.00%, 12/05/24	61,964
	430,000	10.00%, 11/20/36	26,503
		Mexico Government International Bonds
USD	77,000	4.00%, 10/02/23	83,653
	75,000	4.75%, 03/08/44	80,175
	60,000	6.05%, 01/11/40	73,517
			834,070
Nigeria: 1.0%
NGN	18,470,000	Nigeria Government Bonds 16.39%, 01/27/22	46,084
USD	100,000	Nigeria Government International Bonds 144A 6.50%, 11/28/27	105,940
			152,024
Oman: 0.8%
		Oman Government International Bonds 144A
	75,000	5.63%, 01/17/28	79,047
	50,000	6.75%, 01/17/48	50,013
			129,060
Panama: 0.6%
		Panama Government International Bonds
	20,000	3.88%, 03/17/28	22,047
	35,000	6.70%, 01/26/36	47,086
	19,400	7.13%, 01/29/26	24,140
			93,273
Peru: 2.0%
		Peru Government Bonds
PEN	52,000	5.35%, 08/12/40	12,177
	114,000	5.40%, 08/12/34	28,730
	45,000	5.70%, 08/12/24	13,325
	74,000	5.94%, 02/12/29	21,262
	70,000	6.15%, 08/12/32	19,307
	90,000	6.35%, 08/12/28	26,536
	60,000	6.85%, 02/12/42	16,575
	80,000	6.90%, 08/12/37	22,527
	65,000	6.95%, 08/12/31	19,222
	55,000	8.20%, 08/12/26	18,404
		Peru Government International Bonds
USD	62,000	7.35%, 07/21/25	76,253
	25,000	8.75%, 11/21/33	38,711
			313,029

See Notes to Financial Statements

28

Principal Amount			Value

Philippines: 1.1%
		Philippine Government International Bonds
USD	50,000	5.00%, 01/13/37	$62,776
	25,000	6.38%, 10/23/34	34,959
	25,000	9.50%, 02/02/30	39,283
	25,000	10.63%, 03/16/25	34,259
			171,277
Poland: 2.9%
		Republic of Poland Government Bonds
PLN	73,000	0.75%, 04/25/25	19,380
	74,000	1.25%, 10/25/30	18,756
	118,000	2.25%, 10/25/24	33,048
	154,000	2.50%, 01/25/23	42,338
	108,000	2.50%, 04/25/24	30,327
	175,000	2.50%, 07/25/26	49,935
	175,000	2.50%, 07/25/27	49,877
	130,000	2.75%, 04/25/28	37,559
	144,000	2.75%, 10/25/29	41,525
	130,000	3.25%, 07/25/25	37,932
	135,000	4.00%, 10/25/23	39,023
	120,000	5.75%, 09/23/22	34,185
	50,000	5.75%, 04/25/29	17,503
			451,388
Qatar: 1.2%
		Qatar Government International Bonds Reg S
USD	100,000	6.40%, 01/20/40	143,941
	30,000	9.75%, 06/15/30	47,886
			191,827
Romania: 2.3%
		Romania Government Bonds
RON	60,000	3.25%, 04/29/24	15,064
	75,000	3.65%, 07/28/25	19,184
	30,000	4.00%, 10/25/23	7,644
	70,000	4.40%, 09/25/23	17,971
	70,000	4.50%, 06/17/24	18,221
	80,000	4.75%, 02/24/25	21,183
	55,000	4.85%, 04/22/26	14,844
	55,000	5.00%, 02/12/29	15,391
	60,000	5.80%, 07/26/27	17,265
	70,000	5.85%, 04/26/23	18,305
		Romanian Government International Bonds Reg S
EUR	25,000	2.75%, 10/29/25	33,383
	50,000	3.63%, 04/24/24	66,682
	45,000	3.88%, 10/29/35	62,985
USD	25,000	4.88%, 01/22/24	27,785
			355,907
Russia: 3.1%
		Russian Federal Bonds
RUB	1,800,000	6.50%, 02/28/24	24,282
	2,190,000	6.90%, 05/23/29	29,255
	1,200,000	7.00%, 08/16/23	16,380
	2,000,000	7.05%, 01/19/28	27,145
	2,300,000	7.10%, 10/16/24	31,494
	1,800,000	7.15%, 11/12/25	24,723
	2,200,000	7.25%, 05/10/34	29,778
Principal Amount			Value

Russia: (continued)
RUB	1,300,000	7.40%, 12/07/22	$17,775
	2,110,000	7.40%, 07/17/24	29,099
	1,200,000	7.60%, 07/20/22	16,381
	1,900,000	7.70%, 03/23/33	26,632
	2,100,000	7.75%, 09/16/26	29,511
	1,800,000	7.95%, 10/07/26	25,518
	2,080,000	8.15%, 02/03/27	29,759
	1,700,000	8.50%, 09/17/31	25,169
		Russian Foreign Bonds Reg S
USD	22,500	7.50%, 03/31/30 (s)	26,021
	45,000	12.75%, 06/24/28	75,038
			483,960
Saudi Arabia: 1.7%
	50,000	Saudi Government International Bonds 144A 4.50%, 10/26/46	55,937
	200,000	Saudi Government International Bonds Reg S 3.25%, 10/26/26	215,369
			271,306
South Africa: 4.1%
		Republic of South Africa Government Bonds
ZAR	493,000	6.25%, 03/31/36	22,775
	700,000	7.00%, 02/28/31	40,082
	480,000	7.75%, 02/28/23	34,844
	930,000	8.00%, 01/31/30	59,296
	600,000	8.25%, 03/31/32	36,438
	700,000	8.50%, 01/31/37	39,182
	720,000	8.75%, 01/31/44	39,652
	1,175,000	8.75%, 02/28/48	64,534
	550,000	8.88%, 02/28/35	32,636
	547,000	9.00%, 01/31/40	31,234
	1,245,000	10.50%, 12/21/26	98,081
		Republic of South Africa Government International Bonds
USD	50,000	4.30%, 10/12/28	50,329
	75,000	5.88%, 09/16/25	83,725
			632,808
Sri Lanka: 0.4%
		Sri Lanka Government International Bonds 144A
	50,000	5.75%, 04/18/23	36,544
	40,000	6.85%, 11/03/25	26,919
			63,463
Thailand: 3.8%
		Thailand Government Bonds
THB	1,300,000	1.88%, 06/17/22	42,430
	1,300,000	2.00%, 12/17/22	42,782
	1,400,000	2.13%, 12/17/26	47,268
	730,000	2.40%, 12/17/23	24,535
	894,000	2.88%, 12/17/28	31,478
	1,350,000	3.40%, 06/17/36	49,767
	1,033,000	3.63%, 06/16/23	35,351
	1,300,000	3.65%, 06/20/31	48,984
	1,089,000	3.78%, 06/25/32	41,407

See Notes to Financial Statements

29

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Thailand: (continued)
THB	1,250,000	3.85%, 12/12/25	$45,346
	350,000	4.00%, 06/17/66	14,607
	1,000,000	4.68%, 06/29/44	43,164
	655,000	4.85%, 06/17/61	31,241
	1,400,000	4.88%, 06/22/29	56,203
	900,000	Thailand Government Bonds Reg S 4.26%, 12/12/37	34,814
			589,377
Turkey: 2.4%
		Turkey Government Bonds
TRY	100,000	7.10%, 03/08/23	10,160
	100,000	8.00%, 03/12/25	8,876
	145,000	9.00%, 07/24/24	13,902
	130,000	10.50%, 08/11/27	11,437
	118,000	10.60%, 02/11/26	10,950
	100,000	10.70%, 08/17/22	11,222
	62,000	12.20%, 01/18/23	6,972
	110,000	12.40%, 03/08/28	10,483
		Turkey Government International Bonds
USD	75,000	5.75%, 05/11/47	61,975
	50,000	6.00%, 03/25/27	49,915
	90,000	6.88%, 03/17/36	88,417
	80,000	7.38%, 02/05/25	85,147
			369,456
United Arab Emirates: 0.8%
		Abu Dhabi Government International Bonds 144A
	50,000	2.50%, 10/11/22	51,563
	65,000	3.13%, 10/11/27	70,729
			122,292
Principal Amount			Value

Uruguay: 0.6%
USD	77,000	Uruguay Government International Bonds 4.50%, 08/14/24	$83,645
		Uruguay Government International Bonds Reg S
UYU	370,000	8.50%, 03/15/28	8,805
	300,000	9.88%, 06/20/22	7,086
			99,536
Total Government Obligations (Cost: $9,823,103)			9,671,739
Total Investments Before Collateral for Securities Loaned: 98.3% (Cost: $15,168,535)			15,307,003

Number of Shares

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $55,227)
Money Market Fund: 0.3%
	55,227	State Street Navigator Securities Lending Government Money Market Portfolio	55,227
Total Investments: 98.6% (Cost: $15,223,762)			15,362,230
Other assets less liabilities: 1.4%			211,877
NET ASSETS: 100.0%			$15,574,107

See Notes to Financial Statements

30

Definitions:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $241,488.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,088,855, or 13.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	4.5%	$692,849
Energy	8.1	1,243,868
Financials	13.5	2,057,951
Government	63.2	9,671,739
Healthcare	1.1	162,455
Industrials	2.3	350,078
Real Estate	1.4	216,861
Technology	2.9	449,835
Utilities	3.0	461,367
	100.0%	$15,307,003

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$5,635,264	$—	$5,635,264
Government Obligations*	—	9,671,739	—	9,671,739
Money Market Fund	55,227	—	—	55,227
Total	$55,227	$15,307,003	$—	$15,362,230

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

31

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

CORPORATE BONDS: 97.5%
Argentina: 2.7%
$610,285	Aeropuertos Argentina 2000 SA 144A 9.38% 02/01/27	$496,256
975,000	Agua y Saneamientos Argentinos SA Reg S 6.63%, 02/01/23	485,063
1,100,000	Arcor SAIC 144A 6.00%, 07/06/23	1,067,594
650,000	Capex SA 144A 6.88%, 05/15/24	589,225
450,000	Generacion Mediterranea SA 144A 9.63%, 07/27/23	299,468
150,000	Generacion Mediterranea SA Reg S 9.63%, 07/27/23	99,823
700,000	IRSA Propiedades Comerciales SA 144A 8.75%, 03/23/23	622,563
50,000	IRSA Propiedades Comerciales SA Reg S 8.75%, 03/23/23	44,469
	MercadoLibre, Inc.
900,000	2.38%, 01/14/26	899,303
1,500,000	3.13%, 01/14/31 †	1,436,730
1,025,000	MSU Energy SA 144A 6.88%, 02/01/25	699,557
150,000	MSU Energy SA / UGEN SA / UENSA SA Reg S 6.88%, 02/01/25	102,374
	Pampa Energia SA 144A
850,000	7.38%, 07/21/23	797,164
1,375,000	7.50%, 01/24/27	1,128,263
650,000	9.13%, 04/15/29	550,875
	Telecom Argentina SA 144A
850,000	8.00%, 07/18/26	760,053
825,000	8.50%, 08/06/25	760,477
1,085,000	Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	942,615
850,000	YPF Energia Electrica SA 144A 10.00%, 07/25/26	692,963
	YPF SA 144A
600,000	1.50%, 09/30/33 (s)	276,240
1,550,000	2.50%, 06/30/29 (s)	852,516
1,600,000	4.00%, 02/12/26 (s)	1,294,456
2,100,000	6.95%, 07/21/27	1,297,107
850,000	7.00%, 12/15/47	483,446
3,050,000	8.50%, 07/28/25	2,217,502
912,000	8.50%, 06/27/29	580,597
2,450,000	8.75%, 04/04/24	2,000,045
		21,476,744
Armenia: 0.1%
600,000	Ardshinbank CJSC Via Dilijan Finance BV 144A 6.50%, 01/28/25	597,750
Azerbaijan: 1.3%
1,000,000	Petkim Petrokimya Holding AS 144A 5.88%, 01/26/23	1,025,372
3,825,000	Southern Gas Corridor CJSC 144A 6.88%, 03/24/26 †	4,601,972

Principal Amount		Value

Azerbaijan: (continued)
$400,000	Southern Gas Corridor CJSC Reg S 6.88%, 03/24/26	$481,252
	State Oil Co. of the Azerbaijan Republic Reg S
2,150,000	4.75%, 03/13/23	2,281,623
1,700,000	6.95%, 03/18/30	2,112,437
		10,502,656
Bahrain: 1.3%
1,100,000	BBK BSC Reg S 5.50%, 07/09/24	1,168,320
1,000,000	GFH Sukuk Ltd. Reg S 7.50%, 01/28/25	1,004,250
	Mumtalakat Sukuk Holding Co. Reg S
1,000,000	4.10%, 01/21/27	1,017,910
1,400,000	5.63%, 02/27/24	1,498,710
	Oil and Gas Holding Co. BSCC 144A
2,225,000	7.50%, 10/25/27	2,503,826
1,550,000	7.63%, 11/07/24	1,742,518
1,000,000	8.38%, 11/07/28	1,169,455
		10,104,989
Belarus: 0.1%
1,000,000	Development Bank of the Republic of Belarus JSC 144A 6.75%, 05/02/24	981,000
Bermuda: 0.8%
48,757	Digicel Group 0.5 Ltd. 10.00%, 04/01/24	47,751
663,931	Digicel Group 0.5 Ltd. 144A 8.00% 04/01/25	557,503
1,950,000	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd. 144A 8.75%, 05/25/24	2,045,062
500,000	Digicel International Finance Ltd. / Digicel international Holdings Ltd. 144A 13.00% 12/31/25	508,125
1,400,000	Digicel Ltd. 144A 6.75%, 03/01/23	1,323,259
200,000	Digicel Ltd. Reg S 6.75%, 03/01/23	189,037
1,600,000	Eurochem Finance DAC 144A 5.50%, 03/13/24	1,746,848
		6,417,585
Brazil: 9.9%
900,000	Adecoagro SA 144A 6.00%, 09/21/27	949,383
150,000	Adecoagro SA Reg S 6.00%, 09/21/27	158,231
300,000	Aegea Finance SARL 144A 5.75%, 10/10/24	313,716
800,000	Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	837,220
1,174,000	Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	1,240,290
400,000	Atento Luxco 1 SA 144A 8.00%, 02/10/26	435,698

See Notes to Financial Statements

32

Principal Amount		Value

Brazil: (continued)
$300,000	Azul Investments LLP 144A 5.88%, 10/26/24	$285,806
400,000	B2W Digital Lux Sarl 144A 4.38%, 12/20/30	395,200
	Banco Bradesco SA 144A
750,000	2.85%, 01/27/23 †	767,299
600,000	3.20%, 01/27/25	615,750
100,000	Banco Bradesco SA Reg S 2.85%, 01/27/23	102,307
	Banco BTG Pactual SA 144A
400,000	2.75%, 01/11/26	381,004
800,000	4.50%, 01/10/25	825,268
200,000	5.50%, 01/31/23	211,750
175,000	5.75%, 09/28/22	184,575
	Banco BTG Pactual SA Reg S
300,000	5.50%, 01/31/23	317,625
100,000	5.75%, 09/28/22	105,472
350,000	Banco Daycoval SA Reg S 4.25%, 12/13/24	357,000
1,650,000	Banco do Brasil SA 3.88%, 10/10/22	1,706,389
	Banco do Brasil SA 144A
1,050,000	4.63%, 01/15/25 †	1,121,956
650,000	4.75%, 03/20/24	691,792
650,000	4.88%, 04/19/23	692,094
650,000	5.88%, 01/19/23	694,086
	Banco Nacional de Desenvolvimento Economico e Social 144A
400,000	4.75%, 05/09/24	432,982
1,100,000	5.75%, 09/26/23	1,223,920
400,000	Banco Safra SA 144A 4.13%, 02/08/23	415,742
	Banco Votorantim SA 144A
400,000	4.00%, 09/24/22	413,320
500,000	4.38%, 07/29/25	523,270
300,000	4.50%, 09/24/24 †	315,482
300,000	8.25% (US Treasury Yield Curve Rate T 5 Year+6.11%), 12/07/22 (o)	311,945
700,000	Braskem America Finance Co. 144A 7.13%, 07/22/41 †	817,226
675,000	Braskem Finance Ltd. 6.45%, 02/03/24	751,710
2,000,000	Braskem Idesa SAPI 144A 7.45%, 11/15/29	2,028,580
	Braskem Netherlands Finance BV 144A
1,050,000	4.50%, 01/10/28	1,093,775
1,340,000	4.50%, 01/31/30	1,363,383
700,000	5.88%, 01/31/50 †	732,102
650,000	8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81 †	752,408
805,000	Brazil Minas SPE via State of Minas Gerais 144A 5.33%, 02/15/28	872,427
400,000	BRF GmbH 144A 4.35%, 09/29/26	414,024
	BRF SA 144A
600,000	4.88%, 01/24/30	616,908
800,000	5.75%, 09/21/50	785,928
Principal Amount		Value

Brazil: (continued)
$400,000	Caixa Economica Federal 144A 3.50%, 11/07/22	$413,278
1,335,000	Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24 †	1,541,878
	Centrais Eletricas Brasileiras SA 144A
400,000	3.63%, 02/04/25	406,388
800,000	4.63%, 02/04/30	809,760
400,000	Cielo USA, Inc. 144A 3.75%, 11/16/22	410,154
600,000	Cosan Ltd. 144A 5.50%, 09/20/29	640,116
600,000	Cosan Luxembourg SA 144A 7.00%, 01/20/27	639,867
1,050,000	CSN Islands XI Corp. 144A
	6.75%, 01/28/28	1,142,521
200,000	CSN Islands XI Corp. Reg S 6.75%, 01/28/28	217,623
	CSN Resources SA 144A
800,000	7.63%, 02/13/23	831,000
500,000	7.63%, 04/17/26 †	538,853
	Embraer Netherlands Finance BV
900,000	5.05%, 06/15/25	948,375
700,000	5.40%, 02/01/27	737,625
700,000	Embraer Netherlands Finance BV 144A 6.95%, 01/17/28	789,250
400,000	Embraer Overseas Ltd. 144A 5.70%, 09/16/23	425,040
300,000	Embraer SA 5.15%, 06/15/22	310,331
500,000	FS Luxembourg Sarl 144A 10.00%, 12/15/25	546,738
	Globo Comunicacao e Participacoes SA 144A
350,000	4.84%, 06/08/25	366,625
500,000	4.88%, 01/22/30	508,185
500,000	Gol Finance SA 144A 7.00%, 01/31/25	460,300
700,000	Guara Norte Sarl 144A 5.20%, 06/15/34	706,283
400,000	InterCement Financial Operations BV 144A 5.75%, 07/17/24	380,584
	Itau Unibanco Holding SA 144A
850,000	2.90%, 01/24/23	868,921
450,000	3.25%, 01/24/25 †	463,523
400,000	3.88% (US Treasury Yield Curve Rate T 5 Year+3.45%), 04/15/31	388,940
800,000	4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	809,688
625,000	4.63% (US Treasury Yield Curve Rate T 5 Year+3.22%), 02/27/25 (o) †	597,619
1,625,000	5.13%, 05/13/23	1,724,531
1,250,000	5.50%, 08/06/22	1,308,500
400,000	JSM Global SARL 144A 4.75%, 10/20/30	405,484
	Klabin Austria GmbH 144A
400,000	3.20%, 01/12/31	381,840
650,000	5.75%, 04/03/29	723,476
700,000	7.00%, 04/03/49	860,412

See Notes to Financial Statements

33

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Brazil: (continued)
$400,000	Klabin Finance SA 144A 4.88%, 09/19/27	$437,708
300,000	Light Servicos de Eletricidade SA / Light Energia SA 144A 7.25%, 05/03/23	311,178
1,200,000	MARB BondCo Plc 144A 3.95%, 01/29/31	1,141,902
400,000	Minerva Luxembourg SA 144A 5.88%, 01/19/28	425,678
1,040,952	MV24 Capital BV 144A 6.75%, 06/01/34	1,105,553
700,000	Natura Cosmeticos SA 144A 5.38%, 02/01/23 †	719,075
	NBM US Holdings, Inc. 144A
550,000	6.63%, 08/06/29 †	611,218
900,000	7.00%, 05/14/26	969,435
	Nexa Resources SA 144A
700,000	5.38%, 05/04/27	751,142
500,000	6.50%, 01/18/28	558,615
	Petrobras Global Finance BV
450,000	4.38%, 05/20/23 †	477,950
1,800,000	5.09%, 01/15/30	1,904,427
425,000	5.30%, 01/27/25	471,754
1,125,000	5.60%, 01/03/31	1,216,125
250,000	5.63%, 05/20/43	265,296
500,000	5.75%, 02/01/29	559,425
1,000,000	6.00%, 01/27/28 †	1,131,210
375,000	6.25%, 03/17/24 †	420,889
400,000	6.75%, 01/27/41	455,054
800,000	6.75%, 06/03/50 †	876,568
1,000,000	6.85%, 06/05/15	1,058,350
492,000	6.88%, 01/20/40	564,263
1,000,000	6.90%, 03/19/49	1,127,350
750,000	7.25%, 03/17/44	876,653
825,000	7.38%, 01/17/27	999,290
530,000	8.75%, 05/23/26	678,533
	Rede D’or Finance SARL 144A
950,000	4.50%, 01/22/30	934,325
500,000	4.95%, 01/17/28	517,420
765,510	Rio Oil Finance Trust 144A 9.25%, 07/06/24	851,630
483,293	Rio Oil Finance Trust Series 2014-3 144A 9.75%, 01/06/27	569,078
480,000	Rio Oil Finance Trust Series 2018-1 144A 8.20%, 04/06/28	549,605
	Rumo Luxembourg SARL 144A
400,000	5.25%, 01/10/28	425,796
500,000	5.88%, 01/18/25 †	527,875
500,000	Simpar Europe SA 144A 5.20%, 01/26/31	505,065
300,000	Tupy Overseas SA 144A 4.50%, 02/16/31	299,094
	Ultrapar International SA 144A
500,000	5.25%, 10/06/26	546,155
700,000	5.25%, 06/06/29	738,423
500,000	Unigel Luxembourg SA 144A 8.75%, 10/01/26	541,360
800,000	Usiminas International SARL 144A 5.88%, 07/18/26	861,408
		77,540,626
Principal Amount		Value

British Virgin Islands: 1.0%
$200,000	Bright Scholar Education Holdings Ltd. Reg S 7.45%, 07/31/22	$208,500
	Central China Real Estate Ltd. Reg S
200,000	6.88%, 08/08/22	199,500
200,000	7.25%, 04/24/23	197,000
200,000	7.25%, 08/13/24	183,735
200,000	7.65%, 08/27/23	195,500
300,000	7.75%, 05/24/24	284,979
	China Aoyuan Group Ltd. Reg S
400,000	6.20%, 03/24/26	378,024
400,000	6.35%, 02/08/24	399,500
	China SCE Group Holdings Ltd. Reg S
400,000	7.00%, 05/02/25	404,989
400,000	7.25%, 04/19/23	414,500
400,000	7.38%, 04/09/24	417,500
	Fantasia Holdings Group Co. Ltd. Reg S
200,000	9.25%, 07/28/23	187,500
200,000	9.88%, 10/19/23	187,326
400,000	10.88%, 01/09/23	399,000
400,000	11.88%, 06/01/23	401,000
200,000	12.25%, 10/18/22	204,000
200,000	Health & Happiness H&H International Holdings Ltd. Reg S 5.63%, 10/24/24	208,229
400,000	Hopson Development Holdings Ltd. Reg S 7.50%, 06/27/22	409,000
1,400,000	Metalloinvest Finance DAC 144A 4.85%, 05/02/24	1,500,237
400,000	Metalloinvest Finance DAC Reg S 4.85%, 05/02/24	428,639
200,000	New Metro Global Ltd. Reg S 4.50%, 05/02/26	195,708
400,000	Yingde Gases Investment Ltd. 144A 6.25%, 01/19/23	413,314
		7,817,680
Cambodia: 0.1%
800,000	NagaCorp Ltd. Reg S 7.95%, 07/06/24	833,996
Canada: 0.3%
1,075,000	Azure Power Energy Ltd. 144A 5.50%, 11/03/22	1,096,532
865,000	Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24 †	918,544
650,000	Sagicor Finance 2015 Ltd. 144A 8.88%, 08/11/22	667,124
		2,682,200
Cayman Islands: 0.8%
1,450,000	Arabian Centres Sukuk II Ltd. 144A 5.63%, 10/07/26	1,498,104
1,250,000	Nogaholding Sukuk Ltd. 144A 5.25%, 04/08/29	1,298,812
1,150,000	Oryx Funding Ltd 144A 5.80%, 02/03/31	1,220,708
700,000	Poinsettia Finance Ltd. Reg S 6.63%, 06/17/31	675,248

See Notes to Financial Statements

34

Principal Amount		Value

Cayman Islands: (continued)
	Ronshine China Holdings Ltd. Reg S
$400,000	7.35%, 12/15/23	$387,500
200,000	8.10%, 06/09/23	199,000
400,000	8.75%, 10/25/22	403,512
500,000	8.95%, 01/22/23	507,500
		6,190,384
Chile: 0.5%
1,000,000	Kenbourne Invest SA 144A 6.88%, 11/26/24	1,066,100
	VTR Comunicaciones SpA 144A
700,000	4.38%, 04/15/29	705,600
1,239,000	5.13%, 01/15/28	1,300,950
1,125,000	VTR Finance NV 144A 6.38%, 07/15/28 †	1,218,133
		4,290,783
China / Hong Kong: 11.8%
	Agile Group Holdings Ltd. Reg S
400,000	5.75%, 01/02/25	405,000
200,000	6.05%, 10/13/25	203,967
450,000	6.88% (US Treasury Yield Curve Rate T 5 Year+9.22%), 03/07/23 (o)	453,938
450,000	7.88% (US Treasury Yield Curve Rate T 5 Year+11.29%), 07/31/24 (o)	459,813
400,000	8.38% (US Treasury Yield Curve Rate T 5 Year+11.25%), 12/04/23 (o)	417,032
200,000	Anton Oilfield Services Group/ Hong Kong Reg S 7.50%, 12/02/22	190,000
2,000,000	Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/25 (o)	2,065,894
500,000	Bank of Communications Hong Kong Ltd. Reg S 3.73% (US Treasury Yield Curve Rate T 5 Year+2.52%), 03/03/25 (o)	510,775
	Bank of East Asia Ltd. Reg S
1,300,000	5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/25 (o)	1,390,402
1,600,000	5.88% (US Treasury Yield Curve Rate T 5 Year+4.26%), 09/19/24 (o)	1,702,360
200,000	CAR, Inc. Reg S 8.88%, 05/10/22	203,810
1,300,000	CAS Capital No 1 Ltd. Reg S 4.00% (US Treasury Yield Curve Rate T 5 Year+3.64%), 07/12/26 (o)	1,303,250
400,000	Central Plaza Development Ltd. Reg S 5.75% (US Treasury Yield Curve Rate T 5 Year+8.07%), 11/14/24 (o)	381,035
	CFLD Cayman Investment Ltd. Reg S
200,000	6.90%, 01/13/23	68,000
200,000	7.13%, 04/08/22	68,000
200,000	8.05%, 01/13/25	68,000
500,000	8.60%, 04/08/24	175,000
200,000	Chalieco Hong Kong Corp. Ltd. Reg S 5.00% (US Treasury Yield Curve Rate T 3 Year+6.38%), 05/21/23 (o)	201,750

Principal Amount		Value

China / Hong Kong: (continued)
$1,203,000	Champion Path Holdings Ltd. Reg S 4.50%, 01/27/26	$1,255,631
1,050,000	4.85%, 01/27/28	1,106,021
200,000	Changde Economic Construction Investment Group Co. Ltd. Reg S 6.60%, 08/15/22	201,200
400,000	Chengdu Airport Xingcheng Investment Group Co. Ltd. Reg S 6.50%, 07/18/22	411,000
400,000	China CITIC Bank International Ltd. Reg S 7.10% (US Treasury Yield Curve Rate T 5 Year+4.15%), 11/06/23 (o)	435,986
	China Evergrande Group Reg S
1,050,000	7.50%, 06/28/23	921,375
3,300,000	8.75%, 06/28/25	2,697,750
700,000	9.50%, 03/29/24	607,250
600,000	10.00%, 04/11/23	555,000
450,000	10.50%, 04/11/24	403,875
600,000	11.50%, 01/22/23	577,500
800,000	12.00%, 01/22/24	750,000
200,000	China Hongqiao Group Ltd. Reg S 7.13%, 07/22/22	204,250
400,000	China Oil & Gas Group Ltd. Reg S 5.50%, 01/25/23	412,500
300,000	China SCE Group Holdings Ltd. Reg S 6.00%, 02/04/26	288,750
	China South City Holdings Ltd. Reg S
200,000	10.75%, 04/11/23	176,750
200,000	10.88%, 06/26/22	187,750
900,000	Chong Hing Bank Ltd. Reg S 5.70% (US Treasury Yield Curve Rate T 5 Year+3.86%), 07/15/24 (o)	936,005
200,000	Chongqing Hechuan City Construction Investment Group Co. Ltd. Reg S 6.30%, 07/18/22	199,013
	CIFI Holdings Group Co. Ltd. Reg S
200,000	4.38%, 04/12/27	196,372
200,000	5.25%, 05/13/26	204,764
200,000	5.50%, 01/23/23	204,973
400,000	5.95%, 10/20/25	424,000
500,000	6.00%, 07/16/25	528,750
200,000	6.45%, 11/07/24	212,751
400,000	6.55%, 03/28/24	422,500
400,000	7.63%, 02/28/23	416,531
1,000,000	CMB Wing Lung Bank Ltd. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+3.95%), 01/24/24 (o)	1,077,130
600,000	DaFa Properties Group Ltd. Reg S 12.38%, 07/30/22	570,750
	Easy Tactic Ltd. Reg S
500,000	5.88%, 02/13/23	470,625
600,000	8.13%, 02/27/23	585,000
400,000	8.13%, 07/11/24	369,000
300,000	8.63%, 02/27/24	283,500
200,000	8.63%, 03/05/24	189,000
200,000	9.13%, 07/28/22	202,500
400,000	11.75%, 08/02/23	416,500
200,000	12.38%, 11/18/22	209,500

See Notes to Financial Statements

35

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

China / Hong Kong: (continued)
$200,000	eHi Car Services Ltd. Reg S 5.88%, 08/14/22	$198,750
200,000	Fantasia Holdings Group Co. Ltd. Reg S 7.95%, 07/05/22	195,750
	Fortune Star BVI Ltd. Reg S
300,000	5.05%, 01/27/27	298,417
200,000	5.95%, 01/29/23	205,750
700,000	5.95%, 10/19/25	729,178
450,000	6.75%, 07/02/23	471,933
400,000	6.85%, 07/02/24	425,500
200,000	Franshion Brilliant Ltd. Reg S 4.88% (US Treasury Yield Curve Rate T 5 Year+2.75%), 11/06/23	168,843
400,000	Gemstones International Ltd. Reg S 12.00%, 03/10/23	396,000
200,000	Golden Eagle Retail Group Ltd. 144A 4.63%, 05/21/23	204,050
	Greenland Global Investment Ltd. Reg S
300,000	5.60%, 11/13/22	280,800
550,000	5.88%, 07/03/24	467,463
200,000	5.90%, 02/12/23	180,750
200,000	6.13%, 04/22/23	178,750
400,000	6.25%, 12/16/22	391,500
300,000	6.75%, 06/25/22	287,625
400,000	6.75%, 09/26/23	353,500
300,000	6.75%, 03/03/24	260,625
	Greentown China Holdings Ltd. Reg S
200,000	4.70%, 04/29/25	200,400
200,000	5.65%, 07/13/25	207,000
200,000	Guangxi Liuzhou Dongcheng Investment Development Group Co. Ltd. Reg S 7.00%, 09/30/22	190,000
400,000	Haimen Zhongnan Investment Development International Co. Ltd. Reg S 10.88%, 06/18/22	410,500
	Hejun Shunze Investment Co. Ltd. Reg S
200,000	10.40%, 03/09/23	125,003
200,000	11.00%, 06/04/22	134,000
200,000	Hong Kong Red Star Macalline Universal Home Furnishings Ltd. Reg S 3.38%, 09/21/22	174,750
200,000	Huai An Traffic Holding Co. Ltd. Reg S 6.00%, 09/19/22	200,183
	Jiayuan International Group Ltd. Reg S
200,000	12.50%, 07/21/23	200,236
400,000	13.75%, 02/18/23	413,332
300,000	Jingrui Holdings Ltd. Reg S 14.50%, 02/19/23	298,125
400,000	Kaisa Group Holdings Ltd. 144A 11.95%, 10/22/22	422,850
	Kaisa Group Holdings Ltd. Reg S
800,000	8.50%, 06/30/22	820,400
2,150,000	9.38%, 06/30/24	2,139,250
300,000	9.75%, 09/28/23	309,000
350,000	9.95%, 07/23/25	338,625
400,000	10.50%, 01/15/25	399,000
Principal Amount		Value

China / Hong Kong: (continued)
$500,000	10.88%, 07/23/23	$523,750
600,000	11.25%, 04/16/25	610,500
600,000	11.50%, 01/30/23	625,050
350,000	11.95%, 11/12/23	371,875
400,000	Kunming Municipal Urban Construction Investment & Development Co. Ltd. Reg S 5.80%, 10/17/22	378,042
	KWG Group Holdings Ltd. Reg S
300,000	6.30%, 02/13/26	304,893
200,000	7.40%, 03/05/24	211,500
200,000	7.40%, 01/13/27	205,768
400,000	7.88%, 09/01/23	413,000
	KWG Property Holding Ltd. Reg S
500,000	5.88%, 11/10/24	511,250
500,000	6.00%, 09/15/22	508,125
700,000	Lai Fung Bonds 2018 Ltd. Reg S 5.65%, 01/18/23	677,250
200,000	Liang Shan International Development Ltd. Reg S 7.00%, 06/27/22	196,024
	Logan Group Co. Ltd. Reg S
200,000	4.50%, 01/13/28	193,426
300,000	4.85%, 12/14/26	299,920
200,000	5.25%, 10/19/25	203,466
200,000	5.75%, 01/14/25	207,004
200,000	7.50%, 08/25/22	204,900
	Logan Property Holdings Co. Ltd. Reg S
400,000	5.25%, 02/23/23	406,009
400,000	6.50%, 07/16/23	411,220
	Melco Resorts Finance Ltd. 144A
2,250,000	4.88%, 06/06/25	2,311,537
1,050,000	5.25%, 04/26/26	1,098,888
2,425,000	5.38%, 12/04/29	2,586,384
1,391,000	5.63%, 07/17/27	1,475,155
1,800,000	5.75%, 07/21/28	1,938,447
	Modern Land China Co. Ltd. Reg S
200,000	9.80%, 04/11/23	192,533
200,000	11.50%, 11/13/22	203,000
2,600,000	Nanyang Commercial Bank Ltd. Reg S 5.00% (US Treasury Yield Curve Rate T 5 Year+3.21%), 06/02/22 (o)	2,640,623
	New Metro Global Ltd. Reg S
200,000	4.80%, 12/15/24	200,228
400,000	6.50%, 05/20/22	409,000
300,000	6.80%, 08/05/23	312,750
200,000	Oriental Capital Co. Ltd. Reg S 7.00%, 10/17/22	193,500
	Powerlong Real Estate Holdings Ltd. Reg S
400,000	5.95%, 04/30/25	415,012
200,000	6.25%, 08/10/24	208,500
200,000	6.95%, 07/23/23	209,000
300,000	7.13%, 11/08/22	313,500
220,000	Prime Bloom Holdings Ltd. Reg S 6.95%, 07/05/22	41,800
	Redsun Properties Group Ltd. Reg S
200,000	7.30%, 01/13/25	193,754
400,000	9.70%, 04/16/23	418,500

See Notes to Financial Statements

36

Principal Amount		Value

China / Hong Kong: (continued)
$250,000	RKI Overseas Finance 2017 A Ltd. Reg S 7.00%, 06/23/22 (o)	$224,375
	RKPF Overseas 2019 A Ltd. Reg S
600,000	6.00%, 09/04/25	624,025
400,000	6.70%, 09/30/24	424,618
200,000	7.88%, 02/01/23	208,529
250,000	RKPF Overseas 2019 E Ltd. Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.00%), 11/18/24 (o)	243,875
200,000	RKPF Overseas 2020 A Ltd Reg S 5.20%, 01/12/26	201,463
	Scenery Journey Ltd. Reg S
1,400,000	11.50%, 10/24/22	1,333,500
1,200,000	12.00%, 10/24/23	1,116,000
600,000	13.00%, 11/06/22	583,500
500,000	13.75%, 11/06/23	476,875
	Seazen Group Ltd. Reg S
200,000	4.45%, 07/13/25	197,221
400,000	6.45%, 06/11/22	409,800
200,000	Shangrao City Construction Investment Development Group Co. Ltd. Reg S 4.38%, 10/21/23	200,744
850,000	Shimao Property Holdings Ltd. Reg S 4.75%, 07/03/22	862,994
550,000	Sino-Ocean Land Treasure III Ltd. Reg S 4.90% (US Treasury Yield Curve Rate T 5 Year+3.26%), 09/21/22 (o)	478,500
	Studio City Finance Ltd. 144A
1,600,000	5.00%, 01/15/29	1,638,000
1,025,000	6.00%, 07/15/25	1,083,938
1,075,000	6.50%, 01/15/28	1,163,827
	Sunac China Holdings Ltd. Reg S
700,000	5.95%, 04/26/24	709,136
400,000	6.50%, 07/09/23	412,513
400,000	6.50%, 01/10/25	409,750
200,000	6.50%, 01/26/26	201,463
600,000	6.65%, 08/03/24	619,500
600,000	7.00%, 07/09/25	618,000
400,000	7.25%, 06/14/22	413,800
400,000	7.50%, 02/01/24	421,000
600,000	7.95%, 08/08/22	619,200
400,000	7.95%, 10/11/23	422,800
500,000	8.35%, 04/19/23	523,500
	Times China Holdings Ltd. Reg S
200,000	5.75%, 01/14/27	191,117
400,000	6.20%, 03/22/26	395,423
400,000	6.75%, 07/16/23	408,500
400,000	6.75%, 07/08/25	408,942
200,000	Times Property Holdings Ltd. Reg S 6.60%, 03/02/23	203,300
200,000	Urumqi Gaoxin Investment and Development Group Co. Ltd. Reg S 4.75%, 10/23/23	191,994
500,000	Wanda Properties International Co. Ltd. Reg S 7.25%, 01/29/24	496,438
	Wanda Properties Overseas Ltd. Reg S
400,000	6.88%, 07/23/23	393,995
200,000	6.95%, 12/05/22	199,250
Principal Amount		Value

China / Hong Kong: (continued)
$300,000	Wealth Driven Ltd. Reg S 5.50%, 08/17/23	$302,625
200,000	Xinjiang Zhongtai Group Co. Ltd. Reg S 7.00%, 06/06/22	165,000
400,000	Yancoal International Resources Development Co. Ltd. Reg S 3.50%, 11/04/23	403,237
	Yango Justice International Ltd. Reg S
200,000	7.50%, 04/15/24	201,750
200,000	8.25%, 11/25/23	203,493
200,000	9.25%, 04/15/23	207,000
200,000	Yangzhou Economic & Technological Development Zone Development Corp. Reg S 5.50%, 06/27/22	204,250
200,000	Yankuang Group Cayman Ltd. Reg S 4.00%, 07/16/23	201,000
	Yuzhou Group Holdings Co. Ltd. Reg S
300,000	5.38% (US Treasury Yield Curve Rate T 5 Year+8.53%), 09/29/22	272,625
200,000	6.35%, 01/13/27	166,736
400,000	7.38%, 01/13/26	337,483
200,000	7.70%, 02/20/25	176,246
200,000	7.85%, 08/12/26	168,750
200,000	8.38%, 10/30/24	183,752
500,000	8.50%, 02/04/23	489,375
	Yuzhou Properties Co. Ltd. Reg S
500,000	6.00%, 10/25/23	456,875
400,000	8.30%, 05/27/25	357,010
400,000	8.50%, 02/26/24	375,500
400,000	Zhangzhou Transportation Development Group Co. Ltd. Reg S 6.50%, 06/26/22	413,500
	Zhenro Properties Group Ltd. Reg S
200,000	6.63%, 01/07/26	186,510
200,000	6.70%, 08/04/26	186,014
200,000	7.35%, 02/05/25	197,250
400,000	8.65%, 01/21/23	413,000
200,000	8.70%, 08/03/22	205,750
200,000	9.15%, 05/06/23	208,500
300,000	Zhongliang Holdings Group Co. Ltd. Reg S 9.50%, 07/29/22	297,837
400,000	Zoomlion HK SPV Co. Ltd. 144A 6.13%, 12/20/22	420,906
		92,216,078
Colombia: 2.9%
	Banco Davivienda SA 144A
1,050,000	5.88%, 07/09/22	1,101,702
1,100,000	6.65% (US Treasury Yield Curve Rate T 10 Year+5.10%), 04/22/31 (o) †	1,124,860
	Banco de Bogota SA 144A
1,025,000	5.38%, 02/19/23	1,088,714
2,383,000	6.25%, 05/12/26	2,663,598
	Bancolombia SA
1,200,000	4.63% (US Treasury Yield Curve Rate T 5 Year+2.94%), 12/18/29	1,212,606
1,500,000	5.13%, 09/11/22	1,571,985

See Notes to Financial Statements

37

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Colombia: (continued)
$1,300,000	Cable Onda SA 144A 4.50%, 01/30/30	$1,381,529
700,000	Canacol Energy Ltd. 144A 7.25%, 05/03/25	737,156
700,000	Frontera Energy Corp. 144A 9.70%, 06/25/23	695,058
1,000,000	Geopark Ltd. 144A 5.50%, 01/17/27 †	1,029,865
700,000	Gilex Holding SARL 144A 8.50%, 05/02/23	725,760
	Grupo Aval Ltd. 144A
2,200,000	4.38%, 02/04/30	2,211,638
2,125,000	4.75%, 09/26/22	2,212,656
500,000	Multibank, Inc. 144A 4.38%, 11/09/22	513,083
200,000	Multibank, Inc. Reg S 4.38%, 11/09/22	205,233
1,200,000	Orazul Energy Egenor SCA 144A 5.63%, 04/28/27	1,216,500
1,300,000	Telefónica Celular del Paraguay SA 144A 5.88%, 04/15/27	1,384,961
1,295,000	Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	1,405,703
		22,482,607
Costa Rica: 0.3%
1,000,000	Banco Nacional de Costa Rica 144A 6.25%, 11/01/23 †	1,062,440
1,100,000	Instituto Costarricense de Electricidad 144A 6.38%, 05/15/43	957,000
		2,019,440
Croatia: 0.2%
1,200,000	Hrvatska Elektroprivreda 144A 5.88%, 10/23/22	1,294,740
Cyprus: 0.8%
1,100,000	Credit Bank of Moscow Via CBOM Finance Plc 144A 4.70%, 01/29/25	1,114,782
800,000	Eurotorg LLC Via Bonitron DAC 144A 9.00%, 10/22/25	875,160
	MHP Lux SA 144A
800,000	6.25%, 09/19/29	778,576
1,150,000	6.95%, 04/03/26	1,180,946
1,125,000	MHP SE 144A 7.75%, 05/10/24 †	1,191,892
1,000,000	TMK OAO Via TMK Capital SA Reg S 4.30%, 02/12/27	1,009,230
		6,150,586
Dominican Republic: 0.1%
650,000	Banco de Reservas de la Republica Dominicana 144A 7.00%, 02/01/23	677,381
El Salvador: 0.1%
850,000	Grupo Unicomer Co. Ltd. 144A 7.88%, 04/01/24	882,139
Principal Amount		Value

France: 0.1%
$600,000	Aeropuertos Dominicanos Siglo XXI SA 144A 6.75%, 03/30/29	$636,000
Georgia: 0.4%
800,000	Bank of Georgia JSC 144A 6.00%, 07/26/23	854,736
200,000	Georgia Capital JSC 144A 6.13%, 03/09/24	203,040
1,100,000	Georgian Railway JSC 144A 7.75%, 07/11/22	1,166,000
900,000	TBC Bank JSC 144A 5.75%, 06/19/24	964,958
		3,188,734
Ghana: 0.5%
1,300,000	Kosmos Energy Ltd. 144A 7.13%, 04/04/26	1,270,542
	Tullow Oil Plc 144A
1,300,000	6.25%, 04/15/22 †	1,283,750
1,700,000	7.00%, 03/01/25	1,485,375
		4,039,667
Greece: 0.1%
1,000,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc. 144A 10.75%, 07/01/25	1,105,000
Guatamala: 0.3%
800,000	Banco Industrial SA/Guatemala 144A 4.88% (US Treasury Yield Curve
	Rate T 5 Year+4.44%), 01/29/31	825,236
1,441,000	Central American Bottling Corp. 144A 5.75%, 01/31/27	1,520,284
		2,345,520
India: 6.2%
	ABJA Investment Co. Pte Ltd. Reg S
600,000	4.45%, 07/24/23	618,750
2,225,000	5.45%, 01/24/28	2,308,728
2,200,000	5.95%, 07/31/24	2,394,590
1,100,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd. 144A 6.25%, 12/10/24	1,219,625
1,000,000	Axis Bank Ltd. 144A 3.00%, 08/08/22	1,019,730
650,000	Bank of Baroda Reg S 3.88%, 04/04/24	688,317
	Canara Bank Reg S
1,300,000	3.25%, 08/10/22	1,330,387
900,000	3.88%, 03/28/24	949,879
	Delhi International Airport Ltd. 144A
1,100,000	6.13%, 10/31/26	1,106,875
900,000	6.45%, 06/04/29 †	894,893
200,000	Delhi International Airport Ltd. Reg S 6.45%, 06/04/29	198,865
600,000	Future Retail Ltd. 144A 5.60%, 01/22/25	480,654

See Notes to Financial Statements

38

Principal Amount		Value

India: (continued)
	GMR Hyderabad International Airport Ltd. 144A
$700,000	4.25%, 10/27/27	$656,015
600,000	4.75%, 02/02/26	590,285
800,000	5.38%, 04/10/24	821,945
	HPCL-Mittal Energy Ltd. Reg S
800,000	5.25%, 04/28/27	826,750
600,000	5.45%, 10/22/26	627,750
900,000	IIFL Finance Ltd. Reg S 5.88%, 04/20/23	869,625
700,000	India Green Energy Holdings 144A 5.38%, 04/29/24	734,148
700,000	Indiabulls Housing Finance Ltd. Reg S 6.38%, 05/28/22	662,375
	JSW Steel Ltd. Reg S
800,000	5.38%, 04/04/25	847,977
1,000,000	5.95%, 04/18/24	1,074,785
600,000	Manappuram Finance Ltd. Reg S 5.90%, 01/13/23	617,205
	Muthoot Finance Ltd. 144A
1,250,000	4.40%, 09/02/23	1,265,437
1,000,000	6.13%, 10/31/22	1,036,350
2,200,000	Network i2i Ltd. 144A 5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 01/15/25 (o)	2,347,950
1,700,000	Periama Holdings LLC/DE Reg S 5.95%, 04/19/26	1,813,441
	ReNew Power Private Ltd. 144A
1,000,000	5.88%, 03/05/27	1,064,207
700,000	6.45%, 09/27/22	726,250
1,100,000	ReNew Power Synthetic 144A 6.67%, 03/12/24	1,154,857
1,200,000	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries 144A 4.50%, 07/14/28	1,195,233
	Shriram Transport Finance Co. Ltd. 144A
1,400,000	4.40%, 03/13/24 †	1,393,210
1,100,000	5.10%, 07/16/23	1,111,275
1,600,000	5.95%, 10/24/22	1,634,424
700,000	Tata Motors Ltd. Reg S 5.88%, 05/20/25	747,250
700,000	TML Holdings Pte Ltd. Reg S 5.50%, 06/03/24	723,975
1,000,000	UPL Corp. Ltd. Reg S 5.25% (US Treasury Yield Curve Rate T 5 Year+3.87%), 02/27/25 (o)	991,250
	Vedanta Resources Finance II Plc 144A
800,000	8.00%, 04/23/23	768,304
1,400,000	9.25%, 04/23/26	1,267,000
2,150,000	13.88%, 01/21/24	2,361,237
	Vedanta Resources Ltd. 144A
2,250,000	6.13%, 08/09/24	1,914,187
2,150,000	6.38%, 07/30/22	2,114,901
1,025,000	7.13%, 05/31/23	961,250
600,000	Yes Bank Ifsc Banking Unit Branch Reg S 3.75%, 02/06/23	591,000
		48,723,141
Principal Amount		Value

Indonesia: 2.3%
$700,000	ABM Investama Tbk PT 144A 7.13%, 08/01/22	$651,350
1,750,000	Adaro Indonesia PT 144A 4.25%, 10/31/24	1,800,750
600,000	APL Realty Holdings Pte Ltd. Reg S 5.95%, 06/02/24	426,102
111,000	Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	1,457
600,000	Bank Tabungan Negara Persero Tbk PT Reg S 4.20%, 01/23/25	611,928
900,000	Bayan Resources Tbk PT 144A 6.13%, 01/24/23	943,997
900,000	Bukit Makmur Mandiri Utama PT 144A 7.75%, 02/10/26	936,442
1,200,000	Cikarang Listrindo Tbk PT 144A 4.95%, 09/14/26	1,233,600
800,000	Global Prime Capital Pte Ltd. Reg S 5.95%, 01/23/25	835,904
1,200,000	Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	1,215,300
1,400,000	Indika Energy Capital IV Pte Ltd. 144A 8.25%, 10/22/25	1,496,950
590,000	Jababeka International BV 144A 6.50%, 10/05/23	567,994
1,250,000	Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	1,284,875
1,450,000	Medco Oak Tree Pte Ltd. 144A 7.38%, 05/14/26	1,578,905
1,050,000	Medco Platinum Road Pte Ltd. 144A 6.75%, 01/30/25	1,119,079
1,300,000	Saka Energi Indonesia PT 144A 4.45%, 05/05/24	1,097,571
600,000	SSMS Plantation Holdings Pte Ltd. Reg S 7.75%, 01/23/23	444,211
800,000	Theta Capital Pte Ltd. Reg S 6.75%, 10/31/26	810,934
1,000,000	8.13%, 01/22/25 †	1,063,750
		18,121,099
Ireland: 0.2%
1,000,000	Hacienda Investments Ltd Via DME Airport DAC 144A 5.35%, 02/08/28	1,038,410
600,000	SCF Capital Designated Activity Co. 144A 3.85%, 04/26/28	602,539
		1,640,949
Israel: 3.6%
	Leviathan Bond Ltd. Reg S 144A
1,050,000	5.75%, 06/30/23	1,105,939
1,300,000	6.13%, 06/30/25	1,426,750
1,350,000	6.50%, 06/30/27	1,503,319
1,150,000	6.75%, 06/30/30	1,294,026
1,425,000	Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	1,434,797
1,350,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36 †	1,439,795

See Notes to Financial Statements

39

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Israel: (continued)
	Teva Pharmaceutical Finance Netherlands III BV
$5,125,000	2.80%, 07/21/23	$5,080,822
6,050,000	3.15%, 10/01/26	5,688,512
3,450,000	4.10%, 10/01/46	2,945,886
2,142,000	6.00%, 04/15/24	2,262,487
2,150,000	6.75%, 03/01/28 †	2,346,187
1,700,000	7.13%, 01/31/25	1,856,306
		28,384,826
Jamaica: 0.0%
437,000	Digicel Group Two Ltd. 144A 8.25%, 09/30/22	10,925
Kazakhstan: 1.1%
2,000,000	Kazakhstan Temir Zholy Finance BV 144A 6.95%, 07/10/42	2,690,000
	KazMunayGas National Co. JSC 144A
2,100,000	4.75%, 04/19/27	2,397,194
2,700,000	5.75%, 04/19/47	3,253,216
		8,340,410
Kuwait: 0.4%
	Kuwait Projects Co. SPC Ltd. Reg S
1,000,000	4.23%, 10/29/26	985,000
1,100,000	4.50%, 02/23/27	1,083,583
1,100,000	5.00%, 03/15/23	1,136,962
		3,205,545
Luxembourg: 1.3%
1,625,000	AI Candelaria Spain SLU 144A 7.50%, 12/15/28	1,856,684
	Energean Israel Finance Ltd. Reg S 144A
1,335,000	4.50%, 03/30/24	1,371,526
1,335,000	4.88%, 03/30/26	1,380,811
1,350,000	5.38%, 03/30/28	1,399,059
1,335,000	5.88%, 03/30/31	1,380,951
400,000	Hidrovias International Finance SARL 144A 4.95%, 02/08/31	406,580
1,150,000	Kenbourne Invest SA 144A 4.70%, 01/22/28 †	1,181,958
1,000,000	Minerva Luxembourg SA 144A 4.38%, 03/18/31	975,390
400,000	Movida Europe SA 144A 5.25%, 02/08/31	393,200
		10,346,159
Macao: 0.1%
500,000	MGM China Holdings Ltd. 144A 4.75%, 02/01/27	518,750
Mauritius: 1.2%
900,000	Clean Renewable Power Mauritius Pte Ltd. 144A 4.25%, 03/25/27	907,200
1,000,000	Cliffton Ltd. 144A 6.25%, 10/25/25	999,250
	IHS Netherlands Holdco BV 144A
1,000,000	7.13%, 03/18/25	1,048,750
1,850,000	8.00%, 09/18/27	2,021,125
200,000	IHS Netherlands Holdco BV Reg S 8.00%, 09/18/27	218,500
Principal Amount		Value

Mauritius: (continued)
$950,000	India Green Power Holdings 144A 4.00%, 02/22/27	$951,900
600,000	India Toll Roads 144A 5.50%, 08/19/24	575,250
1,300,000	Liquid Telecommunications Financing Plc 144A 5.50%, 09/04/26	1,374,750
1,000,000	Network i2i Ltd. 144A 3.98% (US Treasury Yield Curve Rate T 5 Year+3.39%), 03/03/26 (o) †	1,006,025
		9,102,750
Mexico: 6.4%
	Alpha Holding SA de CV 144A
850,000	9.00%, 02/10/25	214,625
500,000	10.00%, 12/19/22	117,505
1,018,000	Axtel SAB de CV 144A 6.38%, 11/14/24	1,063,810
	Cemex SAB de CV 144A
3,900,000	3.88%, 07/11/31	3,865,231
2,150,000	5.20%, 09/17/30	2,342,436
2,150,000	5.45%, 11/19/29	2,361,055
2,150,000	7.38%, 06/05/27	2,441,497
	Credito Real SAB de CV SOFOM ER 144A
900,000	8.00%, 01/21/28 †	880,875
900,000	9.50%, 02/07/26 †	919,980
1,000,000	Cydsa SAB de CV 144A 6.25%, 10/04/27	1,046,305
1,200,000	Grupo Bimbo SAB de CV 144A 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 04/17/23 (o)	1,276,200
985,000	Grupo KUO SAB De CV 144A 5.75%, 07/07/27	1,036,481
800,000	Metalsa SA de CV 144A 4.90%, 04/24/23	845,916
650,000	Mexarrend SAPI de CV 144A 10.25%, 07/24/24	616,363
1,000,000	Nemak SAB de CV 144A 4.75%, 01/23/25	1,035,180
100,000	Nemak SAB de CV Reg S 4.75%, 01/23/25	103,518
1,000,000	Operadora de Servicios Mega SA de CV Sofom ER 144A 8.25%, 02/11/25	984,000
	Petróleos Mexicanos
475,000	3.50%, 01/30/23	484,975
325,000	4.25%, 01/15/25 †	329,404
575,000	4.50%, 01/23/26 †	579,313
375,000	4.63%, 09/21/23	389,563
425,000	4.88%, 01/18/24 †	442,383
1,000,000	5.35%, 02/12/28	983,650
350,000	5.50%, 06/27/44	285,201
375,000	5.63%, 01/23/46	304,759
1,525,000	5.95%, 01/28/31	1,474,446
1,175,000	6.35%, 02/12/48	1,002,939
650,000	6.38%, 01/23/45	561,581
950,000	6.49%, 01/23/27	1,005,813

See Notes to Financial Statements

40

Principal Amount		Value

Mexico: (continued)
$2,200,000	6.50%, 03/13/27	$2,329,250
825,000	6.50%, 01/23/29	840,675
650,000	6.50%, 06/02/41	584,652
1,100,000	6.63%, 06/15/35	1,064,663
200,000	6.63%, 06/15/38	185,931
2,425,000	6.75%, 09/21/47	2,147,240
1,800,000	6.84%, 01/23/30	1,851,750
1,175,000	6.88%, 08/04/26	1,278,694
1,525,000	6.95%, 01/28/60	1,351,691
3,275,000	7.69%, 01/23/50	3,157,919
625,000	Petróleos Mexicanos 144A 6.88%, 10/16/25	683,100
700,000	Sixsigma Networks Mexico SA de CV 144A 7.50%, 05/02/25	613,767
1,200,000	Total Play Telecomunicaciones SA de CV 144A 7.50%, 11/12/25	1,201,500
	Unifin Financiera SAB de CV 144A
950,000	7.00%, 01/15/25	909,829
800,000	7.25%, 09/27/23	785,560
500,000	7.38%, 02/12/26 †	472,500
900,000	8.38%, 01/27/28	849,159
950,000	9.88%, 01/28/29	939,607
100,000	Unifin Financiera SAB de CV Reg S 7.38%, 02/12/26	94,500
		50,336,991
Mongolia: 0.2%
1,100,000	Development Bank of Mongolia LLC 144A 7.25%, 10/23/23	1,186,326
800,000	Mongolian Mining Corp. / Energy Resources LLC 144A 9.25%, 04/15/24	748,400
		1,934,726
Morocco: 0.9%
	OCP SA 144A
2,250,000	4.50%, 10/22/25	2,407,536
2,650,000	5.63%, 04/25/24	2,892,721
1,250,000	6.88%, 04/25/44	1,511,569
200,000	OCP SA Reg S 4.50%, 10/22/25	214,003
		7,025,829
Netherlands: 0.4%
1,900,000	Greenko Dutch BV 144A 3.85%, 03/29/26	1,935,625
1,090,000	Tecpetrol SA 144A 4.88%, 12/12/22	1,072,031
		3,007,656
Nigeria: 0.6%
700,000	EBN Finance Co BV 144A 7.13%, 02/16/26	706,125
800,000	Fidelity Bank Plc 144A 10.50%, 10/16/22	853,520
800,000	First Bank of Nigeria Ltd Via FBN Finance Co. BV 144A 8.63%, 10/27/25	843,600
Principal Amount		Value

Nigeria: (continued)
$1,300,000	SEPLAT Petroleum Development Co. Plc 144A 7.75%, 04/01/26	$1,335,750
1,000,000	United Bank for Africa Plc 144A 7.75%, 06/08/22	1,035,370
		4,774,365
Oman: 1.5%
2,150,000	Bank Muscat SAOG Reg S 4.88%, 03/14/23	2,246,673
2,100,000	Lamar Funding Ltd. 144A 3.96%, 05/07/25	2,129,660
350,000	Lamar Funding Ltd. Reg S 3.96%, 05/07/25	354,943
1,150,000	Mazoon Assets Co. SAOC 144A 5.20%, 11/08/27	1,211,576
1,100,000	National Bank of Oman SAOG Reg S 5.63%, 09/25/23	1,159,293
950,000	OmGrid Funding Ltd. 144A 5.20%, 05/16/27	994,460
	Oztel Holdings SPC Ltd. 144A
1,300,000	5.63%, 10/24/23	1,391,702
1,800,000	6.63%, 04/24/28	2,012,107
		11,500,414
Panama: 0.7%
	Aeropuerto Internacional de Tocumen SA 144A
300,000	5.63%, 05/18/36	321,000
1,932,497	6.00%, 11/18/48	2,076,913
875,000	Aeropuerto Internacional de Tocumen SA Reg S 5.63%, 05/18/36	936,250
850,000	Global Bank Corp. 144A 5.25% (ICE LIBOR USD 3 Month+3.30%), 04/16/29	888,250
1,000,000	Industrial Senior Trust 144A 5.50%, 11/01/22	1,042,360
		5,264,773
Paraguay: 0.1%
600,000	Banco Continental SAECA 144A
	2.75%, 12/10/25	588,048
Peru: 1.3%
600,000	Auna SAA 144A 6.50%, 11/20/25	605,451
	Banco Internacional del Peru SAA Interbank 144A
700,000	4.00% (US Treasury Yield Curve Rate T 1 Year+3.71%), 07/08/30	680,383
575,000	6.63% (ICE LIBOR USD 3 Month+5.76%), 03/19/29	600,401
800,000	Camposol SA 144A 6.00%, 02/03/27 †	819,116
1,250,000	Hunt Oil Co. of Peru LLC 144A 6.38%, 06/01/28	1,276,562
1,300,000	InRetail Consumer 144A 3.25%, 03/22/28	1,245,270
950,000	Minsur SA 144A 6.25%, 02/07/24	1,014,738

See Notes to Financial Statements

41

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Peru: (continued)
$700,000	Patrimonio EN Fideicomiso DS 093-2002-EF-Inretail Shopping Malls 144A 5.75%, 04/03/28	$704,298
1,600,000	Peru LNG Srl 144A 5.38%, 03/22/30	1,344,696
300,000	Peru LNG Srl Reg S 5.38%, 03/22/30	252,131
600,000	San Miguel Industrias Pet SA 144A 4.50%, 09/18/22	606,813
1,100,000	Volcan Cia Minera SAA 144A 4.38%, 02/11/26	1,086,487
		10,236,346
Philippines: 0.1%
600,000	Rizal Commercial Banking Corp. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+6.24%), 08/27/25 (o)	619,319
Poland: 0.1%
900,000	CANPACK SA / Eastern PA Land Investment Holding LLC 144A 3.13%, 11/01/25 †	915,188
Qatar: 0.4%
	QNB Finansbank AS 144A
1,480,000	4.88%, 05/19/22	1,506,628
1,600,000	6.88%, 09/07/24 †	1,701,250
		3,207,878
Russia: 4.9%
700,000	Borets Finance DAC 144A 6.00%, 09/17/26	720,741
950,000	Celtic Resources Holdings DAC 144A 4.13%, 10/09/24	996,595
600,000	Chelyabinsk Pipe Plant Via Chelpipe Finance DAC 144A 4.50%, 09/19/24	620,676
	Evraz Plc 144A
1,650,000	5.25%, 04/02/24	1,785,473
1,600,000	5.38%, 03/20/23	1,704,448
3,000,000	Gazprom PJSC via Gaz Finance Plc 144A 4.60% (US Treasury Yield Curve Rate T 5 Year+4.26%), 10/26/25 (o)	3,063,000
600,000	Global Ports Finance Plc 144A 6.50%, 09/22/23	663,000
	Gtlk Europe Capital DAC Reg S
1,300,000	4.65%, 03/10/27	1,341,977
1,100,000	4.80%, 02/26/28	1,138,225
1,200,000	4.95%, 02/18/26	1,277,129
1,050,000	5.95%, 04/17/25	1,151,871
1,000,000	GTLK Europe DAC Reg S 5.13%, 05/31/24	1,063,020
900,000	Petropavlovsk 2016 Ltd. 144A 8.13%, 11/14/22	926,262
200,000	Petropavlovsk 2016 Ltd. Reg S 8.13%, 11/14/22	205,836
600,000	PJSC Koks via IMH Capital DAC 144A 5.90%, 09/23/25	641,112
	Polyus Finance Plc 144A
950,000	4.70%, 01/29/24	1,011,988
1,600,000	5.25%, 02/07/23	1,688,195
Principal Amount		Value

Russia: (continued)
$200,000	Polyus Finance Plc Reg S 4.70%, 01/29/24	$213,050
4,275,000	Sberbank of Russia Via SB Capital SA 144A 5.13%, 10/29/22	4,478,426
1,000,000	SCF Capital Designated Activity Co. 144A 5.38%, 06/16/23	1,068,762
600,000	Sovcombank Via SovCom Capital DAC 144A 3.40%, 01/26/25	602,508
	VEON Holdings BV 144A
2,700,000	3.38%, 11/25/27	2,722,869
2,295,000	4.00%, 04/09/25	2,414,971
1,100,000	4.95%, 06/16/24	1,180,536
1,100,000	5.95%, 02/13/23	1,172,363
1,525,000	7.25%, 04/26/23	1,655,011
3,050,000	VTB Bank SA 144A 6.95%, 10/17/22	3,230,877
		38,738,921
Saudi Arabia: 0.7%
700,000	ADES International Holding Plc 144A 8.63%, 04/24/24	722,085
1,000,000	Arabian Centres Sukuk Ltd. 144A 5.38%, 11/26/24	1,035,000
	Dar Al-Arkan Sukuk Co. Ltd. Reg S
1,300,000	6.75%, 02/15/25	1,351,213
1,050,000	6.88%, 03/21/23	1,109,719
1,000,000	6.88%, 02/26/27	1,009,235
		5,227,252
Singapore: 1.7%
1,300,000	Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	1,330,498
1,000,000	Greenko Investment Co. 144A 4.88%, 08/16/23	1,029,450
900,000	Greenko Mauritius Ltd. 144A 6.25%, 02/21/23	930,375
	Greenko Solar Mauritius Ltd. 144A
1,050,000	5.55%, 01/29/25	1,082,025
1,150,000	5.95%, 07/29/26	1,237,112
100,000	Greenko Solar Mauritius Ltd. Reg S 5.55%, 01/29/25	103,050
1,266,000	Inkia Energy Ltd. 144A 5.88%, 11/09/27	1,286,572
1,200,000	Mersin Uluslararasi Liman Isletmeciligi AS 144A 5.38%, 11/15/24	1,273,140
	Puma International Financing SA 144A
1,500,000	5.00%, 01/24/26	1,514,430
1,300,000	5.13%, 10/06/24	1,323,452
1,197,045	Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	1,359,161
	Yanlord Land HK Co. Ltd. Reg S
200,000	6.75%, 04/23/23	207,627
400,000	6.80%, 02/27/24	420,033
		13,096,925

See Notes to Financial Statements

42

Principal Amount		Value

South Africa: 3.7%
$800,000	Absa Group Ltd. Reg S 6.25% (US Treasury Yield Curve Rate T 5 Year+3.52%), 04/25/28 $	844,000
	Eskom Holdings SOC Ltd. 144A
2,175,000	6.35%, 08/10/28	2,369,162
2,180,000	6.75%, 08/06/23	2,279,737
2,700,000	7.13%, 02/11/25	2,833,852
1,100,000	8.45%, 08/10/28	1,219,547
1,050,000	FirstRand Bank Ltd. Reg S 6.25% (USD Swap Semi 30/360 5 Year+3.56%), 04/23/28	1,112,832
	Gold Fields Orogen Holdings BVI Ltd. 144A
1,050,000	5.13%, 05/15/24	1,149,860
1,150,000	6.13%, 05/15/29 †	1,359,875
1,000,000	Growthpoint Properties International Pty Ltd. 144A 5.87%, 05/02/23	1,071,500
	MTN Mauritius Investments Ltd. 144A
1,550,000	4.76%, 11/11/24	1,648,324
1,100,000	6.50%, 10/13/26	1,250,770
2,200,000	Sasol Financing International Ltd. 4.50%, 11/14/22	2,255,000
	Sasol Financing USA LLC
3,200,000	5.88%, 03/27/24	3,418,720
1,550,000	6.50%, 09/27/28	1,723,623
800,000	Standard Bank Group Ltd. Reg S 5.95% (USD ICE Swap Rate 11:00am NY 5 Year+3.75%), 05/31/29	852,672
	Stillwater Mining Co. 144A
800,000	6.13%, 06/27/22	805,540
800,000	7.13%, 06/27/25	835,072
2,200,000	Transnet SOC Ltd. 144A 4.00%, 07/26/22	2,249,707
		29,279,793
South Korea: 0.5%
1,200,000	SK Innovation Co. Ltd. Reg S 4.13%, 07/13/23	1,267,911
	Woori Bank 144A
1,250,000	4.25% (US Treasury Yield Curve Rate T 5 Year+2.66%), 10/04/24 (o)	1,302,937
1,050,000	5.25% (US Treasury Yield Curve Rate T 5 Year+3.35%), 05/16/22 (o)	1,083,807
		3,654,655
Spain: 0.8%
750,000	Banco Bilbao Vizcaya Argentaria Colombia SA 144A 4.88%, 04/21/25	801,851
100,000	Banco Bilbao Vizcaya Argentaria Colombia SA Reg S 4.88%, 04/21/25 †	106,914
3,325,000	BBVA Bancomer SA 144A 6.75%, 09/30/22	3,578,864
1,100,000	Colombia Telecomunicaciones SA ESP 144A 4.95%, 07/17/30 †	1,164,399
798,147	International Airport Finance SA 144A 12.00%, 03/15/33	806,950
		6,458,978
Principal Amount		Value

Switzerland: 0.3%
	Consolidated Energy Finance SA 144A
$700,000	6.50%, 05/15/26 †	$696,500
1,250,000	6.88%, 06/15/25	1,257,031
		1,953,531
Tanzania: 0.3%
	AngloGold Ashanti Holdings Plc
1,575,000	5.13%, 08/01/22 †	1,650,613
650,000	6.50%, 04/15/40	794,625
		2,445,238
Thailand: 0.6%
2,500,000	Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	2,548,250
200,000	Bangkok Bank PCL Reg S 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	203,810
1,800,000	Kasikornbank PCL Reg S 3.34% (US Treasury Yield Curve Rate T 5 Year+1.70%), 10/02/31	1,841,995
		4,594,055
Togo: 0.1%
800,000	Ecobank Transnational, Inc. 144A 9.50%, 04/18/24	861,698
200,000	Ecobank Transnational, Inc. Reg S 9.50%, 04/18/24	215,424
		1,077,122
Trinidad and Tobago: 0.5%
800,000	National Gas Co. of Trinidad & Tobago Ltd. 144A 6.05%, 01/15/36	844,496
100,000	National Gas Co. of Trinidad & Tobago Ltd. Reg S 6.05%, 01/15/36	105,562
700,000	Telecommunications Services of Trinidad & Tobago Ltd. 144A 8.88%, 10/18/29	736,194
1,200,000	Trinidad Generation Unlimited 144A 5.25%, 11/04/27	1,238,400
1,063,000	Trinidad Petroleum Holdings Ltd. 144A 9.75%, 06/15/26	1,196,438
100,000	Trinidad Petroleum Holdings Ltd. Reg S 9.75%, 06/15/26	112,553
		4,233,643
Turkey: 7.8%
	Akbank TAS 144A
750,000	5.00%, 10/24/22	764,128
1,000,000	5.13%, 03/31/25	997,993
900,000	6.80% (USD Swap Semi 30/360 5 Year+4.03%), 04/27/28	895,257
1,050,000	6.80%, 02/06/26	1,090,072
300,000	Akbank TAS Reg S 5.00%, 10/24/22	305,651
1,000,000	Anadolu Efes Biracilik Ve Malt Sanayii AS 144A 3.38%, 11/01/22	1,015,040
1,100,000	Arcelik AS 144A 5.00%, 04/03/23	1,141,459

See Notes to Financial Statements

43

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Turkey: (continued)
$1,000,000	Coca-Cola Icecek AS 144A 4.22%, 09/19/24	$1,048,950
	Fibabanka AS Reg S
650,000	6.00%, 01/25/23	652,470
700,000	7.75% (USD Swap Semi 30/360 5 Year+5.76%), 11/24/27	699,646
	KOC Holding AS 144A
1,325,000	5.25%, 03/15/23	1,366,645
1,575,000	6.50%, 03/11/25	1,688,872
400,000	KOC Holding AS Reg S 5.25%, 03/15/23	412,572
400,000	Odea Bank AS 144A 7.63% (USD ICE Swap Rate 11:00am NY 5 Year+5.72%), 08/01/27	309,264
650,000	Roenesans Gayrimenkul Yatirim AS 144A 7.25%, 04/26/23	621,751
	TC Ziraat Bankasi AS 144A
1,300,000	5.13%, 05/03/22	1,317,265
1,100,000	5.13%, 09/29/23	1,116,929
1,200,000	5.38%, 03/02/26	1,159,090
	Turk Telekomunikasyon AS 144A
1,000,000	4.88%, 06/19/24	1,038,162
1,060,000	6.88%, 02/28/25	1,160,965
	Turkcell Iletisim Hizmetleri AS 144A
1,100,000	5.75%, 10/15/25	1,177,299
1,000,000	5.80%, 04/11/28 †	1,050,251
	Turkiye Garanti Bankasi AS 144A
1,550,000	5.25%, 09/13/22	1,593,338
1,100,000	5.88%, 03/16/23	1,142,889
1,550,000	6.13% (USD Swap Semi 30/360 5 Year+4.22%), 05/24/27	1,544,877
	Turkiye Ihracat Kredi Bankasi AS 144A
1,000,000	4.25%, 09/18/22	1,003,145
1,150,000	5.38%, 10/24/23	1,158,889
1,050,000	6.13%, 05/03/24	1,069,394
1,165,000	8.25%, 01/24/24	1,242,339
	Turkiye Is Bankasi AS 144A
2,100,000	6.00%, 10/24/22	2,126,399
2,800,000	6.13%, 04/25/24	2,861,018
1,100,000	7.00% (USD Swap Semi 30/360 5 Year+5.12%), 06/29/28	1,106,129
955,000	7.85%, 12/10/23	999,140
1,600,000	Turkiye Is Bankasi AS Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.12%), 01/22/30	1,621,416
1,400,000	Turkiye Petrol Rafinerileri AS 144A 4.50%, 10/18/24	1,391,650
200,000	Turkiye Petrol Rafinerileri AS Reg S 4.50%, 10/18/24	198,807
	Turkiye Sinai Kalkinma Bankasi AS 144A
600,000	5.88%, 01/14/26 †	592,272
900,000	6.00%, 01/23/25	901,244
750,000	Turkiye Sinai Kalkinma Bankasi AS Reg S 5.50%, 01/16/23	758,438
1,600,000	Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26 †	1,770,643
	Turkiye Vakiflar Bankasi TAO 144A
1,600,000	5.25%, 02/05/25 †	1,567,456
1,050,000	5.63%, 05/30/22	1,070,139
Principal Amount		Value

Turkey: (continued)
$1,450,000	5.75%, 01/30/23 †	$1,471,750
1,500,000	6.00%, 11/01/22	1,519,858
1,650,000	6.50%, 01/08/26 †	1,656,112
1,250,000	8.13%, 03/28/24	1,332,887
1,500,000	Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25	1,621,956
	Yapi ve Kredi Bankasi AS 144A
2,125,000	5.50%, 12/06/22	2,139,535
1,025,000	5.85%, 06/21/24	1,040,375
1,030,000	6.10%, 03/16/23	1,056,203
1,100,000	7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31 †	1,115,876
1,225,000	8.25%, 10/15/24	1,318,406
		61,022,311
Ukraine: 1.2%
	Kernel Holding SA 144A
700,000	6.50%, 10/17/24	736,316
650,000	6.75%, 10/27/27 †	686,563
	Metinvest BV 144A
700,000	7.65%, 10/01/27	750,372
650,000	7.75%, 04/23/23	685,750
1,100,000	7.75%, 10/17/29	1,177,935
1,400,000	8.50%, 04/23/26	1,553,916
1,100,000	NAK Naftogaz Ukraine via Kondor Finance Plc 144A 7.63%, 11/08/26	1,102,595
600,000	NAK Naftogaz Ukraine via Kondor Finance Plc Reg S 7.38%, 07/19/22	609,750
1,250,000	Ukraine Railways Via Rail Capital Markets Plc Reg S 8.25%, 07/09/24	1,285,000
800,000	VF Ukraine PAT via VFU Funding Plc 144A 6.20%, 02/11/25	816,200
		9,404,397
United Arab Emirates: 2.3%
800,000	Alpha Star Holding V Ltd. Reg S 6.63%, 04/18/23	802,620
1,650,000	DIB Tier 1 Sukuk 3 Ltd. Reg S 6.25% (USD Swap Semi 30/360 6 Year+3.66%), 01/22/25 (o)	1,813,218
3,250,000	DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/01/25 (o)	3,570,125
	Emaar Sukuk Ltd. Reg S
1,600,000	3.64%, 09/15/26	1,650,856
1,100,000	3.88%, 09/17/29	1,119,816
2,150,000	Emirates NBD Bank PJSC Reg S 6.13% (USD Swap Semi 30/360 6 Year+3.66%), 03/20/25 (o)	2,317,431
900,000	Emirates REIT Sukuk Ltd. Reg S 5.13%, 12/12/22	573,417
2,000,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC 144A 7.13%, 07/31/26	2,112,210
	MAF Global Securities Ltd. Reg S
1,200,000	5.50% (USD Swap Semi 30/360 5 Year+3.48%), 09/07/22 (o) †	1,240,903

See Notes to Financial Statements

44

Principal Amount		Value

United Arab Emirates: (continued)
$800,000	6.38% (US Treasury Yield Curve Rate T 5 Year+3.54%), 03/20/26 (o)	$867,945
	Shelf Drilling Holdings Ltd. 144A
1,900,000	8.25%, 02/15/25	1,447,562
600,000	8.88%, 11/15/24	618,387
		18,134,490
United Kingdom: 0.3%
2,600,000	Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25	2,582,541
United States: 4.0%
550,000	AES Argentina Generacion SA 144A 7.75%, 02/02/24	450,313
650,000	AES El Salvador Trust II 144A 6.75%, 03/28/23	651,433
	AES Gener SA 144A
950,000	6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	1,013,826
1,200,000	7.13% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	1,271,538
857,660	Empresa Electrica Cochrane SpA 144A 5.50%, 05/14/27	886,673
1,100,000	Empresa Electrica Guacolda SA 144A 4.56%, 04/30/25	868,057
800,000	Energuate Trust 144A 5.88%, 05/03/27 †	845,320
1,600,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	1,592,376
1,500,000	Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	1,602,750
	JBS Investments II GmbH 144A
700,000	5.75%, 01/15/28	744,772
950,000	7.00%, 01/15/26	1,012,748
1,000,000	Kosmos Energy Ltd. 144A 7.50%, 03/01/28	955,000
1,200,000	Marble II Pte Ltd. 144A 5.30%, 06/20/22	1,204,500
	MGM China Holdings Ltd. 144A
400,000	5.25%, 06/18/25	418,000
600,000	5.38%, 05/15/24	618,063
500,000	5.88%, 05/15/26	526,170
1,450,000	Mong Duong Finance Holdings BV 144A 5.13%, 05/07/29	1,464,739
	Sasol Financing USA LLC
1,350,000	4.38%, 09/18/26 †	1,383,277
1,900,000	5.50%, 03/18/31	1,934,181
1,400,000	VistaJet Malta Finance Plc / XO Management Holding, Inc. 144A 10.50%, 06/01/24	1,510,250
	Wynn Macau Ltd. 144A
1,525,000	4.88%, 10/01/24	1,553,052
2,175,000	5.13%, 12/15/29	2,216,923
2,000,000	5.50%, 01/15/26	2,105,000
1,500,000	5.50%, 10/01/27	1,575,750
2,900,000	5.63%, 08/26/28	3,055,918
		31,460,629
Principal Amount		Value

Uzbekistan: 0.3%
$600,000	Ipoteka-Bank ATIB Reg S 5.50%, 11/19/25	$622,128
600,000	National Bank of Uzbekistan Reg S 4.85%, 10/21/25	623,119
500,000	Uzauto Motors AJ 144A 4.85%, 05/04/26	502,125
650,000	Uzbek Industrial and Construction Bank ATB Reg S 5.75%, 12/02/24	676,387
		2,423,759
Vietnam: 0.1%
600,000	Vietnam Prosperity JSC Bank Reg S 6.25%, 07/17/22	615,750
Zambia: 1.8%
	First Quantum Minerals Ltd. 144A
1,825,000	6.50%, 03/01/24	1,874,485
2,136,000	6.88%, 03/01/26	2,247,873
3,200,000	6.88%, 10/15/27	3,516,000
3,000,000	7.50%, 04/01/25	3,118,125
3,450,000	First Quantum Minerals Ltd. 144A 7.25%, 04/01/23	3,519,000
		14,275,483
Total Corporate Bonds (Cost: $754,812,522)		764,959,845
GOVERNMENT OBLIGATIONS: 0.8% Argentina: 0.7%
1,925,000	Ciudad Autonoma De Buenos Aires 144A 7.50%, 06/01/27	1,496,707
	Provincia de Cordoba 144A
932,201	3.00%, 06/01/27 (s)	554,669
956,927	3.00%, 02/01/29	552,625
152,078	Provincia de Cordoba Reg S 3.00%, 02/01/29 (s)	87,825
1,125,000	Provincia de Mendoza 144A 2.75%, 03/19/29 (s)	666,563
	Provincia de Neuquen 144A
725,000	2.50%, 04/27/30 (s)	391,507
635,355	5.17%, 05/12/30 (s)	555,942
75,000	Provincia de Neuquen Reg S 2.50%, 04/27/30 (s)	40,501
1,090,583	Provincia del Chubut 144A 7.24%, 07/26/30 (s)	774,314
		5,120,653
Turkey: 0.1%
1,200,000	Istanbul Metropolitan Municipality 144A 6.38%, 12/09/25	1,168,140
Total Government Obligations (Cost: $7,168,276)		6,288,793
Total Investments Before Collateral for Securities Loaned: 98.3% (Cost: $761,980,798)		771,248,638

See Notes to Financial Statements

45

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.9% (Cost: $14,533,630)
Money Market Fund: 1.9%
14,533,630	State Street Navigator Securities Lending Government Money Market Portfolio	$14,533,630
Total Investments: 100.2% (Cost: $776,514,428)		785,782,268
Liabilities in excess of other assets: (0.2)%		(1,375,218)
NET ASSETS: 100.0%		$784,407,050

Footnotes:
(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $32,047,729.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $517,047,094, or 65.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Academic & Educational Services	0.0%	$208,500
Basic Materials	11.3	87,005,927
Consumer Cyclicals	3.2	24,587,258
Consumer Non-Cyclicals	4.3	32,857,178
Energy	12.5	96,288,264
Financials	42.3	326,325,766
Government	0.8	6,288,793
Healthcare	3.3	25,320,217
Industrials	7.6	58,591,041
Real Estate	5.8	44,664,676
Technology	3.8	29,480,644
Utilities	5.1	39,630,374
	100.0%	$771,248,638

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$764,959,845	$—	$764,959,845
Government Obligations*	—	6,288,793	—	6,288,793
Money Market Fund	14,533,630	—	—	14,533,630
Total	$14,533,630	$771,248,638	$—	$785,782,268

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

46

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

CORPORATE BONDS: 98.7%
Australia: 1.1%
	Buckeye Partners LP
$13,057,000	3.95%, 12/01/26	$13,073,321
8,710,000	4.13%, 12/01/27	8,628,344
10,882,000	4.15%, 07/01/23	11,296,876
6,530,000	4.35%, 10/15/24	6,836,094
6,563,000	5.60%, 10/15/44	6,329,193
8,732,000	5.85%, 11/15/43	8,622,894
		54,786,722
Brazil: 0.2%
10,471,000	Avon Products, Inc. 6.50%, 03/15/23	11,249,781
Canada: 1.1%
5,461,000	Bombardier, Inc. 144A 7.45%, 05/01/34 †	5,638,483
	Methanex Corp.
6,527,000	4.25%, 12/01/24 †	6,894,144
15,276,000	5.25%, 12/15/29	16,154,370
6,518,000	5.65%, 12/01/44 †	6,646,893
	TransAlta Corp.
8,713,000	4.50%, 11/15/22	9,080,384
6,539,000	6.50%, 03/15/40	7,503,503
		51,917,777
Cayman Islands: 0.2%
11,339,000	Adani Abbot Point Terminal Pty Ltd. 144A 4.45%, 12/15/22 †	10,682,850
China / Hong Kong: 0.4%
	Ingram Micro, Inc.
6,577,000	5.00%, 08/10/22	6,803,135
10,914,000	5.45%, 12/15/24	12,484,845
		19,287,980
Finland: 0.3%
11,013,000	Nokia Oyj 6.63%, 05/15/39	14,154,789
France: 1.7%
	Electricite de France SA 144A
45,806,000	5.25% (USD Swap Semi 30/360 10 Year+3.71%), 01/29/23 (o)	47,998,733
32,785,000	5.63% (USD Swap Semi 30/360 10 Year+3.04%), 01/22/24 (o)	35,325,837
		83,324,570
Germany: 2.1%
	Deutsche Bank AG
32,681,000	4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/28	33,934,735
32,681,000	4.50%, 04/01/25	35,352,654
21,843,000	Dresdner Funding Trust I 144A 8.15%, 06/30/31	31,161,770
		100,449,159
Principal Amount		Value

Italy: 3.1%
$43,599,000	Intesa Sanpaolo SpA 144A 5.02%, 06/26/24	$47,383,317
	Telecom Italia Capital SA
21,824,000	6.00%, 09/30/34	24,598,922
21,805,000	6.38%, 11/15/33	25,694,467
21,821,000	7.20%, 07/18/36	27,103,100
21,815,000	7.72%, 06/04/38	28,632,187
		153,411,993
Luxembourg: 1.7%
	ArcelorMittal SA
16,331,000	3.60%, 07/16/24	17,405,108
10,924,000	4.25%, 07/16/29	11,885,163
16,333,000	4.55%, 03/11/26	18,146,091
9,455,000	7.00%, 03/01/41	13,145,969
14,958,000	7.25%, 10/15/39	21,120,785
		81,703,116
United Kingdom: 2.6%
	Lloyds Banking Group Plc 144A
8,204,000	6.41%, 10/01/35 (o) (s)	11,018,341
9,505,000	6.66%, 05/21/37 (o) (s)	13,062,674
6,469,000	Marks & Spencer Plc 144A 7.13%, 12/01/37 †	7,541,819
21,963,000	Rolls-Royce Plc 144A 3.63%, 10/14/25 †	22,206,130
16,300,000	Standard Chartered Plc 144A 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o) †	21,964,250
43,939,000	Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	53,600,360
		129,393,574
United States: 84.2%
	ADT Security Corp.
21,790,000	3.50%, 07/15/22	22,348,369
15,245,000	4.13%, 06/15/23	15,986,669
11,040,000	Allegheny Technologies, Inc. 7.88%, 08/15/23	12,048,559
	Apache Corp.
12,647,000	4.25%, 01/15/30 †	12,707,832
12,064,000	4.25%, 01/15/44	11,260,538
21,665,000	4.38%, 10/15/28	22,124,840
24,526,000	4.75%, 04/15/43 †	24,386,815
29,067,000	5.10%, 09/01/40	29,866,342
9,076,000	5.25%, 02/01/42	9,430,418
8,434,000	5.35%, 07/01/49	8,455,085
10,170,000	6.00%, 01/15/37 †	11,492,100
	Arconic, Inc.
13,596,000	5.90%, 02/01/27	15,703,380
13,651,000	5.95%, 02/01/37	16,418,058
6,542,000	6.75%, 01/15/28	7,850,400

See Notes to Financial Statements

47

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
	Bed Bath & Beyond, Inc.
$6,562,000	3.75%, 08/01/24 †	$6,746,556
14,727,000	5.17%, 08/01/44 †	13,585,657
87,425,000	Carnival Corp. 144A 11.50%, 04/01/23	100,578,091
6,974,000	Carpenter Technology Corp. 4.45%, 03/01/23	7,279,283
11,310,000	CDK Global, Inc. 5.00%, 10/15/24	12,461,923
	CenturyLink, Inc.
9,249,000	6.88%, 01/15/28 †	10,440,271
11,782,000	7.60%, 09/15/39	13,541,406
	CF Industries, Inc.
16,381,000	3.45%, 06/01/23	17,153,364
16,376,000	4.95%, 06/01/43	19,124,057
16,372,000	5.15%, 03/15/34	19,206,321
16,371,000	5.38%, 03/15/44	20,045,962
5,698,000	Cleveland-Cliffs, Inc. 6.25%, 10/01/40	5,777,744
21,787,000	Continental Resources, Inc. 3.80%, 06/01/24	22,849,116
15,248,000	Continental Resources, Inc. 4.90%, 06/01/44	16,024,123
7,980,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	9,724,109
	DCP Midstream Operating LP
10,925,000	3.88%, 03/15/23	11,441,479
8,735,000	5.60%, 04/01/44 †	8,997,050
6,565,000	8.13%, 08/16/30	8,557,871
	DCP Midstream Operating LP 144A
6,581,000	6.45%, 11/03/36	7,456,405
9,821,000	6.75%, 09/15/37	11,392,360
	Dell, Inc.
5,772,000	5.40%, 09/10/40 †	6,619,301
8,443,000	6.50%, 04/15/38	10,617,072
6,562,000	7.10%, 04/15/28	8,300,930
	Delta Air Lines, Inc.
19,623,000	2.90%, 10/28/24	19,806,027
13,074,000	3.75%, 10/28/29 †	13,034,989
10,906,000	3.80%, 04/19/23	11,225,162
10,897,000	4.38%, 04/19/28	11,586,304
	Diversified Healthcare Trust
5,438,000	4.75%, 05/01/24	5,628,330
10,891,000	4.75%, 02/15/28	10,914,688
9,087,000	DPL, Inc. 4.35%, 04/15/29	9,866,983
31,268,000	Embarq Corp. 8.00%, 06/01/36	36,456,768
21,807,000	EMC Corp. 3.38%, 06/01/23	22,634,140
	EnLink Midstream Partners LP
15,644,000	4.15%, 06/01/25	15,809,279
11,351,000	4.40%, 04/01/24	11,665,082
9,745,000	5.05%, 04/01/45	8,039,625
7,589,000	5.60%, 04/01/44	6,578,107
	EPR Properties
10,932,000	3.75%, 08/15/29	10,642,175
6,540,000	4.50%, 04/01/25	6,887,237
9,818,000	4.50%, 06/01/27	10,119,523

Principal Amount		Value

United States: (continued)
$9,804,000	4.75%, 12/15/26 †	$10,312,479
8,716,000	4.95%, 04/15/28	9,120,964
5,999,000	5.25%, 07/15/23 †	6,259,622
	EQM Midstream Partners LP
10,882,000	4.00%, 08/01/24	11,140,447
10,879,000	4.13%, 12/01/26	11,004,816
13,056,000	4.75%, 07/15/23	13,700,509
18,507,000	5.50%, 07/15/28	19,681,269
11,979,000	6.50%, 07/15/48	12,171,562
	EQT Corp.
12,379,000	3.00%, 10/01/22 †	12,626,580
27,262,000	3.90%, 10/01/27	28,457,166
21,756,000	7.63%, 02/01/25	25,073,790
16,362,000	8.50%, 02/01/30	20,943,360
	FirstEnergy Corp.
6,529,000	1.60%, 01/15/26	6,356,587
6,534,000	2.05%, 03/01/25	6,590,097
9,786,000	2.25%, 09/01/30	9,234,809
13,074,000	2.65%, 03/01/30	12,799,790
10,917,000	3.35%, 07/15/22	11,139,288
18,501,000	3.40%, 03/01/50	17,158,584
32,705,000	4.40%, 07/15/27	35,849,420
18,555,000	4.75%, 03/15/23	19,686,212
21,740,000	5.35%, 07/15/47	25,254,859
32,689,000	7.38%, 11/15/31	44,281,643
10,869,000	FirstEnergy Transmission LLC 144A 4.55%, 04/01/49	12,138,490
	Fluor Corp.
10,997,000	3.50%, 12/15/24 †	11,379,696
13,190,000	4.25%, 09/15/28 †	13,616,037
4,788,000	Ford Holdings LLC 9.30%, 03/01/30	6,394,374
	Ford Motor Co.
24,282,000	4.35%, 12/08/26	25,708,567
32,351,000	4.75%, 01/15/43	32,672,084
21,055,000	5.29%, 12/08/46	22,219,447
4,211,000	6.38%, 02/01/29	4,768,958
10,354,000	6.63%, 10/01/28	12,173,715
6,405,000	7.40%, 11/01/46	7,979,509
29,028,000	7.45%, 07/16/31	37,394,740
	Ford Motor Credit Co. LLC
14,577,000	2.98%, 08/03/22	14,829,547
24,276,000	3.09%, 01/09/23	24,766,511
16,198,000	3.10%, 05/04/23	16,582,387
20,239,000	3.35%, 11/01/22	20,740,624
9,728,000	3.55%, 10/07/22	9,959,040
12,162,000	3.66%, 09/08/24	12,686,608
12,166,000	3.81%, 01/09/24	12,637,432
12,161,000	3.82%, 11/02/27	12,482,902
24,276,000	4.06%, 11/01/24	25,589,574
22,663,000	4.13%, 08/04/25	23,909,465
14,572,000	4.14%, 02/15/23	15,138,632
16,187,000	4.25%, 09/20/22	16,748,527
14,584,000	4.27%, 01/09/27	15,342,149
16,203,000	4.38%, 08/06/23	17,139,371
19,429,000	4.39%, 01/08/26	20,776,790
12,146,000	4.54%, 08/01/26	13,056,950
9,735,000	4.69%, 06/09/25	10,477,294
24,057,000	5.11%, 05/03/29	26,319,801
24,276,000	5.58%, 03/18/24	26,502,837

See Notes to Financial Statements

48

Principal Amount		Value

United States: (continued)
	Freeport-McMoRan, Inc.
$21,728,000	3.88%, 03/15/23	$22,734,984
15,936,000	4.55%, 11/14/24	17,430,000
16,325,000	5.40%, 11/14/34	19,676,849
40,632,000	5.45%, 03/15/43	49,672,620
	Genworth Holdings, Inc.
8,368,000	4.80%, 02/15/24 †	8,190,180
8,251,000	4.90%, 08/15/23	8,158,589
6,547,000	6.50%, 06/15/34 †	6,541,468
5,599,000	Global Marine, Inc. 7.00%, 06/01/28	3,177,433
25,725,000	Goldman Sachs Capital I 6.35%, 02/15/34	35,398,816
6,855,000	HB Fuller Co. 4.00%, 02/15/27 †	7,105,379
6,753,000	HCA, Inc. 7.69%, 06/15/25	8,077,567
	Hexcel Corp.
8,715,000	4.20%, 02/15/27 †	9,254,475
6,530,000	4.95%, 08/15/25	7,130,551
8,539,000	Hillenbrand, Inc. 5.00%, 09/15/26	9,488,964
	Kraft Heinz Foods Co.
41,667,000	3.00%, 06/01/26	44,087,161
13,737,000	3.50%, 06/06/22 †	14,149,080
21,703,000	3.75%, 04/01/30	23,240,591
17,350,000	3.95%, 07/15/25 †	19,229,004
9,562,000	4.00%, 06/15/23	10,203,611
65,064,000	4.38%, 06/01/46	69,876,007
23,981,000	4.63%, 01/30/29	27,047,736
10,856,000	4.63%, 10/01/39	12,141,908
32,621,000	4.88%, 10/01/49	37,504,607
21,829,000	5.00%, 07/15/35	25,532,791
43,044,000	5.00%, 06/04/42	49,788,386
43,611,000	5.20%, 07/15/45	51,701,141
17,117,000	6.50%, 02/09/40	22,662,722
9,540,000	6.75%, 03/15/32	12,612,620
19,164,000	6.88%, 01/26/39	26,346,174
20,264,000	Kraft Heinz Foods Co. 144A 7.13%, 08/01/39	28,812,170
7,586,000	L Brands, Inc. 6.95%, 03/01/33	8,913,550
6,395,000	Mack-Cali Realty LP 3.15%, 05/15/23 †	6,523,361
	Macy’s Retail Holdings, Inc.
10,954,000	2.88%, 02/15/23	10,982,590
7,606,000	3.63%, 06/01/24 †	7,701,455
5,413,000	4.30%, 02/15/43	4,260,031
7,956,000	4.50%, 12/15/34 †	7,170,067
5,413,000	5.13%, 01/15/42	4,668,713
8,053,000	Magellan Health, Inc. 4.90%, 09/22/24	8,802,936
	Mattel, Inc.
5,460,000	3.15%, 03/15/23 †	5,617,658
6,537,000	5.45%, 11/01/41 †	7,474,929
5,458,000	6.20%, 10/01/40	6,645,115
9,939,000	Michael Kors USA, Inc. 144A 4.50%, 11/01/24	10,541,552
Principal Amount		Value

United States: (continued)
	Murphy Oil Corp.
$7,604,000	6.38%, 12/01/42 †	$7,147,760
5,432,000	7.05%, 05/01/29	5,811,860
13,404,000	Navient Corp. 5.63%, 08/01/33	12,567,925
	Newell Brands, Inc.
5,474,000	4.00%, 06/15/22	5,651,905
23,847,000	4.35%, 04/01/23	25,164,785
43,597,000	4.70%, 04/01/26	48,665,151
9,155,000	5.88%, 04/01/36	11,418,116
14,525,000	6.00%, 04/01/46	18,587,642
8,875,000	NortonLifeLock, Inc. 3.95%, 06/15/22	9,030,313
	Occidental Petroleum Corp.
47,080,000	0.00%, 10/10/36 ^	24,010,800
12,989,000	2.70%, 08/15/22	13,086,417
19,037,000	2.70%, 02/15/23	19,125,808
61,770,000	2.90%, 08/15/24	61,692,787
15,464,000	3.00%, 02/15/27	14,791,084
20,610,000	3.20%, 08/15/26	20,120,512
23,691,000	3.40%, 04/15/26	23,458,591
15,419,000	3.50%, 06/15/25	15,515,369
30,910,000	3.50%, 08/15/29	29,557,687
15,473,000	4.10%, 02/15/47	12,901,697
20,564,000	4.20%, 03/15/48	17,355,193
15,459,000	4.30%, 08/15/39	13,676,886
24,652,000	4.40%, 04/15/46	21,766,360
15,438,000	4.40%, 08/15/49	13,382,816
12,837,000	4.50%, 07/15/44 †	11,500,412
15,475,000	4.63%, 06/15/45	14,055,710
22,290,000	5.55%, 03/15/26	23,961,750
15,174,000	6.20%, 03/15/40	16,160,310
35,611,000	6.45%, 09/15/36	40,508,225
22,589,000	6.60%, 03/15/46	24,938,030
11,971,000	6.95%, 07/01/24	13,274,043
17,914,000	7.50%, 05/01/31	21,361,818
9,977,000	7.88%, 09/15/31 †	12,153,532
6,632,000	7.95%, 06/15/39	8,107,620
	Oceaneering International, Inc.
10,894,000	4.65%, 11/15/24	10,648,939
6,503,000	6.00%, 02/01/28	6,366,925
	Ovintiv, Inc.
16,283,000	6.50%, 08/15/34	20,800,740
10,609,000	6.50%, 02/01/38	13,434,679
10,079,000	6.63%, 08/15/37	12,750,297
7,629,000	7.20%, 11/01/31	9,947,034
10,882,000	7.38%, 11/01/31	14,393,065
6,534,000	8.13%, 09/15/30	8,799,024
6,224,000	Pactiv LLC 7.95%, 12/15/25	6,939,760
	Patterson-UTI Energy, Inc.
11,225,000	3.95%, 02/01/28	10,712,939
7,755,000	5.15%, 11/15/29 †	7,808,830
6,022,000	Pitney Bowes, Inc. 4.63%, 03/15/24	6,270,408
5,409,000	Qwest Corp. 7.25%, 09/15/25	6,396,143

See Notes to Financial Statements

49

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$5,433,000	Rite Aid Corp. 7.70%, 02/15/27	$5,351,614
	Rockies Express Pipeline LLC 144A
8,694,000	3.60%, 05/15/25	8,655,790
7,607,000	4.80%, 05/15/30	7,502,404
12,005,000	4.95%, 07/15/29	12,252,603
10,864,000	6.88%, 04/15/40	11,692,380
5,484,000	7.50%, 07/15/38	6,114,660
	Royal Caribbean Cruises Ltd.
10,919,000	3.70%, 03/15/28 †	10,385,443
6,564,000	7.50%, 10/15/27 †	7,759,928
	Royal Caribbean Cruises Ltd. 144A
21,798,000	10.88%, 06/01/23	25,051,351
50,565,000	11.50%, 06/01/25	58,639,725
5,980,000	Safeway, Inc. 7.25%, 02/01/31 †	6,958,089
	Seagate HDD Cayman
10,433,000	4.75%, 01/01/25	11,368,162
10,878,000	4.88%, 03/01/24	11,761,837
10,980,000	4.88%, 06/01/27	12,236,386
10,666,000	5.75%, 12/01/34	12,224,836
	Seagate HDD Cayman 144A
10,910,000	4.09%, 06/01/29	11,199,333
10,904,000	4.13%, 01/15/31	11,056,601
9,919,000	Sealed Air Corp. 144A 6.88%, 07/15/33	12,404,949
	Service Properties Trust
8,701,000	3.95%, 01/15/28	8,064,739
17,996,000	4.35%, 10/01/24	17,928,515
8,694,000	4.38%, 02/15/30 †	8,106,546
2,324,000	4.50%, 06/15/23	2,375,148
7,627,000	4.50%, 03/15/25	7,514,349
16,399,000	4.65%, 03/15/24	16,552,741
9,829,000	4.75%, 10/01/26	9,602,835
8,746,000	4.95%, 02/15/27	8,604,577
9,250,000	4.95%, 10/01/29	8,955,156
10,915,000	5.00%, 08/15/22	11,083,746
7,617,000	5.25%, 02/15/26	7,650,324
8,954,000	Southeast Supply Header LLC 144A 4.25%, 06/15/24 †	8,970,789
18,661,000	Southwestern Energy Co. 6.45%, 01/23/25	20,177,206
	Spirit AeroSystems, Inc.
6,519,000	3.85%, 06/15/26	6,751,239
6,525,000	3.95%, 06/15/23	6,480,141
15,284,000	4.60%, 06/15/28	14,975,340
	Sprint Capital Corp.
54,027,000	6.88%, 11/15/28	68,143,023
43,613,000	8.75%, 03/15/32	64,720,602
8,135,000	Tenet Healthcare Corp. 6.88%, 11/15/31	9,099,486
13,839,107	Topaz Solar Farms LLC 144A 5.75%, 09/30/39	16,095,206
	Transocean, Inc.
13,100,000	6.80%, 03/15/38	6,274,966
8,460,000	7.50%, 04/15/31	4,499,663
7,652,000	Travel + Leisure Co. 6.60%, 10/01/25	8,685,020
Principal Amount		Value

United States: (continued)
$8,945,000	Trinity Industries, Inc. 4.55%, 10/01/24	$9,470,519
13,419,000	Under Armour, Inc. 3.25%, 06/15/26	13,653,832
12,018,000	United States Cellular Corp. 6.70%, 12/15/33	15,057,653
8,046,000	United States Steel Corp. 6.65%, 06/01/37 †	8,256,121
16,209,000	Washington Prime Group LP 6.45%, 08/15/24	10,103,151
	Western Midstream Operating LP
10,874,000	3.95%, 06/01/25	11,363,330
12,704,000	4.00%, 07/01/22	13,029,540
21,828,000	4.35%, 02/01/25	23,110,395
8,703,000	4.50%, 03/01/28 †	9,290,453
10,869,000	4.65%, 07/01/26	11,657,002
8,711,000	4.75%, 08/15/28 †	9,386,102
26,181,000	5.30%, 02/01/30	28,602,742
15,209,000	5.30%, 03/01/48	15,644,814
13,034,000	5.45%, 04/01/44	13,750,870
7,617,000	5.50%, 08/15/48	7,807,425
21,717,000	6.50%, 02/01/50	24,600,149
	Wyndham Destinations, Inc.
8,705,000	3.90%, 03/01/23	9,004,234
6,523,000	5.65%, 04/01/24	7,117,539
8,708,000	6.00%, 04/01/27	9,764,629
	Xerox Corp.
6,561,000	3.80%, 05/15/24 †	6,847,125
21,801,000	4.38%, 03/15/23	22,874,699
5,475,000	4.80%, 03/01/35	5,443,765
7,666,000	6.75%, 12/15/39	8,509,260
6,790,000	XPO CNW, Inc. 6.70%, 05/01/34	8,124,405
	Yum! Brands, Inc.
7,070,000	3.88%, 11/01/23 †	7,440,433
6,001,000	5.35%, 11/01/43	6,241,040
7,087,000	6.88%, 11/15/37	8,641,144
		4,140,643,243
Total Corporate Bonds (Cost: $4,538,608,305)		4,851,005,554

Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.3% (Cost: $66,462,727)
Money Market Fund: 1.3%
66,462,727	State Street Navigator Securities Lending Government Money Market Portfolio	66,462,727
Total Investments: 100.0% (Cost: $4,605,071,032)		4,917,468,281
Liabilities in excess of other assets: (0.0)%		(2,052,047)
NET ASSETS: 100.0%		$4,915,416,234

See Notes to Financial Statements

50

Definitions:
USD	United States Dollar

Footnotes:
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule.
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $124,439,962.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $614,539,063, or 12.5% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	7.3%	$353,930,025
Consumer Cyclicals	19.8	958,755,983
Consumer Non-Cyclicals	10.3	498,495,193
Energy	27.6	1,340,766,953
Financials	5.6	271,130,862
Healthcare	0.5	25,979,989
Industrials	5.5	269,508,467
Real Estate	4.0	192,950,206
Technology	13.0	629,222,657
Utilities	6.4	310,265,219
	100.0%	$4,851,005,554

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$4,851,005,554	$—	$4,851,005,554
Money Market Fund	66,462,727	—	—	66,462,727
Total	$66,462,727	$4,851,005,554	$—	$4,917,468,281

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

51

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

CORPORATE BONDS: 93.1%
Australia: 0.4%
$325,000	National Australia Bank Ltd. 3.63%, 06/20/23 †	$347,139
Brazil: 2.9%
200,000	Banco BTG Pactual SA 144A 2.75%, 01/11/26	190,502
250,000	Banco Nacional de Desenvolvimento Economico e Social Reg S 4.75%, 05/09/24	270,614
325,000	Fibria Overseas Finance Ltd. 5.50%, 01/17/27	371,637
300,000	FS Luxembourg Sarl 144A 10.00%, 12/15/25	328,042
150,000	Klabin Austria GmbH 144A 7.00%, 04/03/49	184,374
465,000	Klabin Finance SA 144A 4.88%, 09/19/27	508,836
250,000	Rumo Luxembourg SARL 144A 5.25%, 01/10/28	266,123
250,000	Suzano Austria GmbH 144A 5.75%, 07/14/26	293,158
		2,413,286
British Virgin Islands: 0.2%
200,000	Beijing Capital Polaris Investment Co. Ltd. Reg S 2.80%, 03/18/23	202,060
Canada: 1.8%
400,000	Azure Power Energy Ltd. 144A 5.50%, 11/03/22	408,012
225,000	Bank of Nova Scotia 2.38%, 01/18/23	233,048
200,000	Brookfield Finance, Inc. 2.72%, 04/15/31	200,991
250,000	Canadian Imperial Bank of Commerce 0.95%, 10/23/25	249,608
300,000	Liberty Utilities Finance GP 1 144A 2.05%, 09/15/30	284,958
150,000	Tucson Electric Power Co. 1.50%, 08/01/30	140,385
		1,517,002
Cayman Islands: 0.2%
200,000	Saudi Electricity Global Sukuk Co. 4 Reg S 1.74%, 09/17/25	201,769
Chile: 0.3%
250,000	Inversiones CMPC SA 144A 4.38%, 04/04/27	277,961
China / Hong Kong: 12.1%
	Bank of China Ltd. Reg S
250,000	0.95%, 09/21/23	251,081
200,000	0.96% (United States Secured Overnight Financing Rate+.95%), 10/17/22	200,760
200,000	1.01% (ICE LIBOR USD 3 Month+.83%), 06/07/23	200,873
Principal Amount		Value

China / Hong Kong: (continued)
$300,000	1.06% (ICE LIBOR USD 3 Month+.88%), 11/22/22	$301,077
450,000	2.25%, 07/12/21	451,237
200,000	Capital Environment Holdings Ltd. Reg S 5.63%, 09/11/21	202,135
	China Construction Bank Corp. Reg S
400,000	0.84% (ICE LIBOR USD 3 Month+.66%), 10/22/22	400,852
200,000	1.00%, 08/04/23	200,318
400,000	1.25%, 08/04/25	396,499
200,000	China Development Bank Reg S 2.75%, 11/16/22	206,347
200,000	China Everbright Bank Co. Ltd. Reg S 1.04% (ICE LIBOR USD 3 Month+.85%), 09/19/21	200,063
400,000	China Merchants Bank Co. Ltd. Reg S 1.20%, 09/10/25	395,878
200,000	CIFI Holdings Group Co. Ltd. Reg S 5.95%, 10/20/25	212,000
200,000	ICBCIL Finance Co. Ltd. Reg S 1.23% (ICE LIBOR USD 3 Month+1.05%), 11/20/24	198,377
	Industrial & Commercial Bank of China Ltd. Reg S
400,000	0.86% (ICE LIBOR USD 3 Month+.67%), 09/16/22	400,602
275,000	0.90% (ICE LIBOR USD 3 Month+.72%), 04/25/22	275,194
600,000	0.97% (ICE LIBOR USD 3 Month+.78%), 09/16/24	602,067
500,000	1.01% (ICE LIBOR USD 3 Month+.83%), 04/25/24	502,247
400,000	1.01% (ICE LIBOR USD 3 Month+.83%), 06/14/23	401,562
200,000	2.25%, 09/16/22	203,912
300,000	2.88%, 10/12/22	308,224
	Industrial Bank Co. Ltd. Reg S
200,000	1.03% (ICE LIBOR USD 3 Month+.85%), 11/20/21	200,134
200,000	1.13%, 11/06/23	199,862
200,000	Jiangxi Provincial Water Conservancy Investment Group China Ltd. Reg S 3.40%, 12/05/22	203,000
200,000	Link Finance Cayman 2009 Ltd. Reg S 2.88%, 07/21/26	208,293
	Modern Land China Co. Ltd. Reg S
300,000	11.50%, 11/13/22	304,500
200,000	12.85%, 10/25/21	205,500
	MTR Corp. Ltd. Reg S
400,000	1.63%, 08/19/30	378,876
400,000	2.50%, 11/02/26	423,946
200,000	Rongshi International Finance Ltd. Reg S 3.25%, 05/21/24	211,424

See Notes to Financial Statements

52

Principal Amount		Value

China / Hong Kong: (continued)
$200,000	Shanghai Pudong Development Bank Co. Ltd. Reg S 0.88% (ICE LIBOR USD 3 Month+.70%), 10/29/22	$199,781
200,000	Wuhan Metro Group Co. Ltd. Reg S 2.96%, 09/24/24	206,817
200,000	Yango Justice International Ltd. Reg S 7.50%, 02/17/25	195,246
	Yuzhou Group Holdings Co. Ltd. Reg S
200,000	6.35%, 01/13/27	166,736
200,000	7.85%, 08/12/26	168,750
	Zhenro Properties Group Ltd. Reg S
200,000	6.63%, 01/07/26	186,510
200,000	7.35%, 02/05/25	197,250
		10,167,930
Colombia: 0.4%
300,000	Consorcio Transmantaro SA 144A 4.70%, 04/16/34	324,864
Dominican Republic: 0.1%
98,597	UEP Penonome II SA 144A 6.50%, 10/01/38	99,030
Finland: 0.2%
150,000	Municipality Finance Plc 144A 1.38%, 09/21/21	150,691
France: 0.8%
600,000	Electricite de France SA 144A 3.63%, 10/13/25	659,176
Germany: 3.9%
	Kreditanstalt fuer Wiederaufbau
850,000	0.75%, 09/30/30	784,125
1,500,000	1.75%, 09/14/29	1,524,415
300,000	2.00%, 11/30/21	303,240
300,000	2.00%, 09/29/22	307,778
350,000	Landesbank Baden-Wuerttemberg Reg S 2.38%, 05/31/22	357,966
		3,277,524
India: 2.8%
200,000	Adani Green Energy Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy Pvt. Ltd. Reg S 6.25%, 12/10/24	221,750
189,000	Adani Renewable Energy RJ Ltd/ Kodangal Solar Parks Pvt Ltd/ Wardha Solar Maharash 144A 4.63%, 10/15/39	192,232
250,000	India Green Energy Holdings 144A 5.38%, 04/29/24	262,196
200,000	Indian Railway Finance Corp. Ltd. Reg S 3.84%, 12/13/27	215,350
200,000	Power Finance Corp Ltd. Reg S 3.75%, 12/06/27	206,667
200,000	REC Ltd. Reg S 3.88%, 07/07/27	208,077
100,000	ReNew Power Private Ltd. 144A 5.88%, 03/05/27	106,421
Principal Amount		Value

India: (continued)
$500,000	ReNew Power Synthetic 144A 6.67%, 03/12/24	$524,935
200,000	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries 144A 4.50%, 07/14/28	199,205
200,000	State Bank of India Reg S 4.50%, 09/28/23	215,116
		2,351,949
Indonesia: 2.2%
	Perusahaan Penerbit SBSN Indonesia III 144A
300,000	2.30%, 06/23/25	310,128
450,000	3.75%, 03/01/23	474,658
450,000	3.90%, 08/20/24	490,772
550,000	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 144A 4.85%, 10/14/38	609,848
		1,885,406
Japan: 1.5%
200,000	Central Nippon Expressway Co. Ltd. Reg S 0.89%, 12/10/25	196,947
250,000	Mitsubishi UFJ Financial Group, Inc. 2.53%, 09/13/23	261,806
200,000	Sumitomo Mitsui Financial Group, Inc. 0.51%, 01/12/24	199,679
225,000	Sumitomo Mitsui Trust Bank Ltd. 144A 1.55%, 03/25/26	228,019
350,000	Toyota Motor Credit Corp. 2.15%, 02/13/30	352,089
		1,238,540
Mauritius: 0.2%
200,000	India Green Power Holdings 144A 4.00%, 02/22/27	200,400
Mexico: 0.3%
300,000	Coca-Cola Femsa SAB de CV 1.85%, 09/01/32	279,485
Netherlands: 4.6%
	Cooperatieve Rabobank UA 144A
450,000	1.00% (US Treasury Yield Curve Rate T 1 Year+.73%), 09/24/26	446,504
500,000	1.11% (US Treasury Yield Curve Rate T 1 Year+.55%), 02/24/27	493,389
250,000	Greenko Dutch BV 144A 3.85%, 03/29/26	254,688
	ING Groep NV 144A
450,000	1.40% (US Treasury Yield Curve Rate T 1 Year+1.10%), 07/01/26	451,927
550,000	4.63%, 01/06/26	629,066
200,000	Nederlandse Financierings- Maatschappij voor Ontwikkelingslanden NV Reg S 2.75%, 02/20/24	212,851
	Nederlandse Waterschapsbank NV 144A
200,000	1.00%, 05/28/30	187,103

See Notes to Financial Statements

53

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Netherlands: (continued)
$750,000	2.38%, 03/24/26	$800,905
350,000	3.13%, 12/05/22	366,058
		3,842,491
Norway: 0.6%
475,000	Kommunalbanken AS 144A 2.13%, 02/11/25	500,785
Philippines: 0.2%
200,000	Bank of the Philippine Islands Reg S 2.50%, 09/10/24	207,850
Portugal: 0.5%
400,000	EDP Finance BV 144A 1.71%, 01/24/28	390,075
Qatar: 0.2%
200,000	QNB Finance Ltd. Reg S 1.63%, 09/22/25	200,257
Saudi Arabia: 0.3%
300,000	Saudi Electricity Global Sukuk Co. 5 Reg S 2.41%, 09/17/30	301,147
Singapore: 1.6%
250,000	Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	255,865
200,000	DBS Group Holdings Ltd. 144A 0.80% (ICE LIBOR USD 3 Month+.62%), 07/25/22	201,044
200,000	Greenko Investment Co. 144A 4.88%, 08/16/23	205,890
400,000	Greenko Solar Mauritius Ltd. 144A 5.95%, 07/29/26	430,300
221,675	Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	251,696
		1,344,795
South Korea: 4.7%
200,000	Export-Import Bank of Korea Reg S 0.93% (ICE LIBOR USD 3 Month+.74%), 03/22/23	201,677
150,000	Hanwha Energy USA Holdings Corp. 144A 2.38%, 07/30/22	153,340
300,000	Hyundai Capital Services, Inc. 144A 1.25%, 02/08/26	294,632
300,000	Kia Corp. 144A 1.75%, 10/16/26	301,206
	Korea Development Bank
300,000	0.40%, 06/19/24	298,515
100,000	0.92% (ICE LIBOR USD 3 Month+.72%), 07/06/22	100,596
250,000	Korea Electric Power Corp. 144A 2.50%, 06/24/24	264,458
250,000	Korea Hydro & Nuclear Power Co. Ltd. 144A 3.75%, 07/25/23	267,510
200,000	Korea Midland Power Co. Ltd. Reg S 3.38%, 01/22/22	204,108

Principal Amount		Value

South Korea: (continued)
$200,000	Korea South-East Power Co. Ltd. Reg S 2.13%, 02/03/25	$206,369
200,000	Korea Southern Power Co. Ltd. 144A 0.75%, 01/27/26	194,626
200,000	Korea Water Resources Corp. Reg S 3.88%, 05/15/23	213,685
	LG Chem Ltd. 144A
250,000	3.25%, 10/15/24	270,012
250,000	3.63%, 04/15/29	272,132
200,000	LG Display Co. Ltd. Reg S 3.88%, 11/15/21	203,500
500,000	SK Hynix, Inc. 144A 2.38%, 01/19/31	480,879
		3,927,245
Spain: 1.3%
	Avangrid, Inc.
625,000	3.20%, 04/15/25	673,997
350,000	3.80%, 06/01/29 †	389,640
		1,063,637
Supranational: 10.4%
150,000	African Development Bank 3.00%, 12/06/21 †	152,550
	Asian Development Bank
275,000	1.75%, 08/14/26	286,319
300,000	2.13%, 03/19/25	317,190
300,000	2.38%, 08/10/27	320,774
400,000	3.13%, 09/26/28	446,670
200,000	Central American Bank for Economic Integration Reg S 1.04% (ICE LIBOR USD 3 Month+.85%), 11/15/24	202,188
	European Bank for Reconstruction &Development
500,000	1.50%, 02/13/25	516,608
500,000	1.63%, 09/27/24	518,513
225,000	1.88%, 07/15/21	225,767
	European Investment Bank
500,000	0.75%, 09/23/30	460,832
750,000	1.63%, 10/09/29	754,966
800,000	2.13%, 04/13/26 †	848,759
700,000	2.38%, 05/24/27	752,343
300,000	2.50%, 10/15/24 †	320,628
500,000	European Investment Bank 144A 2.88%, 06/13/25	545,428
	International Bank for Reconstruction & Development
430,000	2.13%, 03/03/25	454,416
375,000	3.13%, 11/20/25	412,752
	International Finance Corp.
270,000	2.00%, 10/24/22	277,283
770,000	2.13%, 04/07/26	816,789
100,000	Nordic Investment Bank 2.25%, 09/30/21	100,872
		8,731,647

See Notes to Financial Statements

54

Principal Amount		Value

Sweden: 1.1%
	Kommuninvest I Sverige AB 144A
$400,000	0.38%, 06/19/24	$399,075
500,000	1.63%, 04/24/23	513,500
		912,575
United Arab Emirates: 1.0%
200,000	First Abu Dhabi Bank PJSC Reg S 3.00%, 03/30/22	205,105
	MAF Sukuk Ltd. Reg S
200,000	3.93%, 02/28/30	215,490
400,000	4.64%, 05/14/29	449,352
		869,947
United Kingdom: 1.0%
300,000	Natwest Group Plc 2.36% (US Treasury Yield Curve Rate T 1 Year+2.15%), 05/22/24	309,852
300,000	Niagara Mohawk Power Corp. 144A 1.96%, 06/27/30	290,197
200,000	Swire Properties MTN Financing Ltd. Reg S 3.50%, 01/10/28	214,218
		814,267
United States: 35.3%
	AES Corp. 144A
450,000	1.38%, 01/15/26	442,890
400,000	2.45%, 01/15/31	386,860
200,000	AES Gener SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	213,437
200,000	Agricultural Bank of China Ltd./New York Reg S 1.25%, 01/19/26	198,320
	Alexandria Real Estate Equities, Inc.
250,000	2.00%, 05/18/32	237,714
300,000	3.80%, 04/15/26	333,009
	Apple, Inc.
100,000	2.85%, 02/23/23	104,331
1,050,000	3.00%, 06/20/27	1,153,311
	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 144A
300,000	3.25%, 09/01/28	296,250
475,000	4.00%, 09/01/29	473,523
150,000	Arizona Public Service Co. 2.65%, 09/15/50	137,452
1,025,000	Bank of America Corp. 3.50% (ICE LIBOR USD 3 Month+.63%), 05/17/22	1,026,174
	Boston Properties LP
350,000	2.55%, 04/01/32	338,797
350,000	3.40%, 06/21/29	374,797
550,000	4.50%, 12/01/28	633,034
750,000	Citigroup, Inc. 1.68% (United States Secured Overnight Financing Rate+1.67%), 05/15/24	767,213
	Clearway Energy Operating LLC 144A
400,000	3.75%, 02/15/31 †	394,776
425,000	4.75%, 03/15/28	445,997

Principal Amount		Value

United States: (continued)
$400,000	Deutsche Bank AG/New York NY 1.69%, 03/19/26	$401,743
	DTE Electric Co.
250,000	1.90%, 04/01/28	250,888
200,000	3.25%, 04/01/51	206,851
275,000	3.95%, 03/01/49	318,528
	Duke Energy Carolinas LLC
50,000	3.35%, 05/15/22	51,578
350,000	3.95%, 11/15/28	398,129
350,000	Duke Energy Florida LLC 2.50%, 12/01/29	361,283
350,000	Duke Energy Progress LLC 3.45%, 03/15/29	384,396
	Duke Realty LP
200,000	1.75%, 02/01/31	189,062
225,000	2.88%, 11/15/29	233,290
	Equinix, Inc.
425,000	1.00%, 09/15/25	419,531
200,000	1.55%, 03/15/28	193,007
200,000	ERP Operating LP 4.15%, 12/01/28	226,926
150,000	Evergy Kansas Central, Inc. 2.55%, 07/01/26	157,635
	Fannie Mae-ACES
37,200	2.44%, 10/25/29	39,489
464,000	2.52%, 08/25/29	494,669
198,196	2.64%, 07/25/24	208,710
335,591	2.89%, 02/25/27	364,762
10,000	2.94%, 04/25/29	10,973
415,000	3.00%, 01/25/28	454,834
275,000	3.06%, 09/25/27	301,595
450,000	3.15%, 03/25/28	497,322
225,000	3.15%, 03/25/28	247,549
388,000	3.19%, 02/25/30	432,238
15,000	3.20%, 11/25/27	16,002
200,000	3.44%, 06/25/28	224,687
1,165,000	3.67%, 09/25/28	1,327,250
15,000	3.82%, 09/25/30	17,388
200,000	Federal Realty Investment Trust 1.25%, 02/15/26	199,516
	Freddie Mac Multifamily Structured Pass Through Certificates
20,000	1.30%, 06/25/30	19,388
285,000	2.88%, 04/25/26	307,465
	HAT Holdings I LLC / HAT Holdings II LLC 144A
300,000	5.25%, 07/15/24	310,479
300,000	6.00%, 04/15/25	318,000
350,000	Host Hotels & Resorts LP 3.38%, 12/15/29	356,090
	Interstate Power & Light Co.
150,000	3.50%, 09/30/49	157,317
150,000	3.60%, 04/01/29	165,516
250,000	4.10%, 09/26/28	283,483
300,000	Johnson Controls International Plc / Tyco Fire & Security Finance SCA 1.75%, 09/15/30	284,091

See Notes to Financial Statements

55

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$450,000	JPMorgan Chase & Co. 0.65% (United States Secured Overnight Financing Rate+.60%), 09/16/24	$450,873
280,000	Kaiser Foundation Hospitals 3.15%, 05/01/27	308,171
350,000	Kilroy Realty LP 4.75%, 12/15/28	401,845
150,000	Massachusetts Institute of Technology 3.96%, 07/01/38	178,773
350,000	Metropolitan Life Global Funding I 144A 0.95%, 07/02/25	348,822
	MidAmerican Energy Co.
275,000	3.10%, 05/01/27	300,596
200,000	3.15%, 04/15/50	205,338
400,000	3.65%, 04/15/29	448,367
200,000	3.65%, 08/01/48	221,094
300,000	3.95%, 08/01/47	344,776
425,000	4.25%, 07/15/49	512,779
	Northern States Power Co.
100,000	2.60%, 06/01/51	92,305
250,000	2.90%, 03/01/50	244,382
200,000	3.20%, 04/01/52	206,096
200,000	NSTAR Electric Co. 3.25%, 05/15/29	217,074
225,000	Owens Corning 3.95%, 08/15/29	250,194
350,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc. 144A 4.50%, 08/15/28	355,250
150,000	Piedmont Operating Partnership LP 3.15%, 08/15/30	147,984
310,000	PNC Financial Services Group, Inc. 2.20%, 11/01/24	327,473
375,000	Prologis LP 1.25%, 10/15/30	345,762
	Public Service Co. of Colorado
250,000	3.20%, 03/01/50	256,052
550,000	3.70%, 06/15/28	611,301
360,000	4.10%, 06/15/48	420,792
125,000	Regency Centers LP 3.75%, 06/15/24	134,159
150,000	Seattle Children’s Hospital 2.72%, 10/01/50	139,055
	SK Battery America, Inc. Reg S
250,000	1.63%, 01/26/24	250,465
200,000	2.13%, 01/26/26	196,831
700,000	Southern Power Co. 4.15%, 12/01/25	784,072
100,000	Southwestern Public Service Co. 3.15%, 05/01/50	100,815
150,000	UDR, Inc. 1.90%, 03/15/33	137,940
275,000	Union Electric Co. 2.63%, 03/15/51	253,904
Principal Amount		Value

United States: (continued)
$200,000	Vena Energy Capital Pte Ltd. Reg S 3.13%, 02/26/25	$201,494
	Verizon Communications, Inc.
200,000	1.50%, 09/18/30	186,177
725,000	3.88%, 02/08/29	817,260
250,000	Visa, Inc. 0.75%, 08/15/27	242,445
250,000	Welltower, Inc. 2.70%, 02/15/27	264,264
		29,694,525
Total Corporate Bonds (Cost: $78,247,903)		78,395,455

GOVERNMENT OBLIGATIONS: 5.6%
Chile: 2.1%
	Chile Government International Bonds
650,000	2.55%, 01/27/32	665,931
1,050,000	3.50%, 01/25/50	1,090,110
		1,756,041
China / Hong Kong: 1.8%
	Hong Kong Government International Bond 144A
500,000	0.63%, 02/02/26	492,097
500,000	1.38%, 02/02/31	478,911
200,000	2.38%, 02/02/51	186,243
350,000	2.50%, 05/28/24	371,099
		1,528,350
Egypt: 0.5%
200,000	Egypt Government International Bond 144A 5.25%, 10/06/25	208,608
200,000	Egypt Government International Bond Reg S 5.25%, 10/06/25	208,608
		417,216
United States: 1.2%
	City of San Francisco Public Utilities Commission Water Revenue
100,000	2.83%, 11/01/41	101,970
100,000	3.30%, 11/01/39	106,771
250,000	3.47%, 11/01/43	264,908
100,000	Commonwealth of Massachusetts 3.28%, 06/01/46	109,585
20,000	District of Columbia Water & Sewer Authority 4.81%, 10/01/14	26,797
300,000	Metropolitan Transportation Authority 5.18%, 11/15/49	380,364
		990,395
Total Government Obligations (Cost: $4,715,405)		4,692,002

See Notes to Financial Statements

56

Number of Shares		Value

PREFERRED SECURITIES: 0.2% (Cost: $173,320)

Canada: 0.2%
7,000	Brookfield Finance, Inc. 4.63%, 10/16/80 †	$173,600
Total Investments Before Collateral for Securities Loaned: 98.9% (Cost: $83,136,628)		83,261,057
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $107,102)
Money Market Fund: 0.1%
107,102	State Street Navigator Securities Lending Government Money Market Portfolio	107,102
Total Investments: 99.0% (Cost: $83,243,730)		83,368,159
Other assets less liabilities: 1.0%		830,430
NET ASSETS: 100.0%		$84,198,589

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $1,815,563.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $23,410,073, or 27.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Academic & Educational Services	0.2%	$178,773
Basic Materials	3.6	2,947,883
Consumer Cyclicals	1.0	846,032
Consumer Non-Cyclicals	0.3	279,485
Energy	1.6	1,282,899
Financials	49.8	41,486,640
Government	5.6	4,692,002
Healthcare	0.6	447,226
Industrials	5.1	4,273,450
Real Estate	8.1	6,752,156
Technology	4.0	3,341,243
Utilities	20.1	16,733,268
	100.0%	$83,261,057

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$78,395,455	$—	$78,395,455
Government Obligations*	—	4,692,002	—	4,692,002
Preferred Securities*	173,600	—	—	173,600
Money Market Fund	107,102	—	—	107,102
Total	$280,702	$83,087,457	$—	$83,368,159

* See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

57

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount			Value

CORPORATE BONDS: 98.8%
Argentina: 0.7%
USD	50,000	Arcor SAIC 144A 6.00%, 07/06/23	$48,527
	100,000	MercadoLibre, Inc. 3.13%, 01/14/31 †	95,782
		Pampa Energia SA 144A
	50,000	7.38%, 07/21/23	46,892
	50,000	7.50%, 01/24/27	41,028
	75,000	Telecom Argentina SA 144A 8.00%, 07/18/26	67,064
	35,000	YPF Energia Electrica SA 144A 10.00%, 07/25/26	28,534
		YPF SA 144A
	75,000	2.50%, 06/30/29 (s)	41,251
	75,000	4.00%, 02/12/26 (s)	60,678
	100,000	6.95%, 07/21/27	61,767
	150,000	8.50%, 07/28/25	109,057
	75,000	8.75%, 04/04/24	61,226
			661,806
Australia: 0.4%
		FMG Resources August 2006 Pty Ltd. 144A
	150,000	4.38%, 04/01/31	156,016
	25,000	4.50%, 09/15/27	27,210
	75,000	5.13%, 05/15/24 †	81,989
	100,000	Mineral Resources Ltd. 144A 8.13%, 05/01/27	111,004
	50,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. 144A 5.75%, 04/30/26	51,507
			427,726
Austria: 0.3%
	100,000	ams AG 144A 7.00%, 07/31/25	106,769
EUR	50,000	Novomatic AG 1.63%, 09/20/23	57,761
	100,000	Wienerberger AG Reg S 2.75%, 06/04/25	129,702
			294,232
Azerbaijan: 0.3%
USD	200,000	State Oil Co. of the Azerbaijan Republic Reg S 6.95%, 03/18/30	248,522
Bahamas: 0.2%
EUR	175,000	Akelius Residential Property AB Reg S 3.88% (Euribor ICE Swap Rate 5 Year+3.49%), 10/05/78	223,568
Bahrain: 0.1%
GBP	100,000	Mclaren Finance Plc Reg S 5.00%, 08/01/22	137,421
Belgium: 0.4%
EUR	150,000	La Financiere Atalian SASU Reg S 4.00%, 05/15/24	177,182
	150,000	Solvay Finance SACA Reg S 5.43% (EUR Swap Annual 5 Year+3.70%), 11/12/23 (o)	199,476
			376,658
Principal Amount			Value

Bermuda: 0.2%
USD	52,923	Digicel Group 0.5 Ltd. 10.00%, 04/01/24	$51,831
	60,206	Digicel Group 0.5 Ltd. 144A 8.00% 04/01/25	50,555
	100,000	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd. 144A 8.75%, 05/25/24	104,875
			207,261
Brazil: 7.8%
	150,000	Adecoagro SA 144A 6.00%, 09/21/27	158,230
	105,000	Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	110,929
		Banco Bradesco SA 144A
	100,000	2.85%, 01/27/23 †	102,307
	100,000	3.20%, 01/27/25	102,625
	200,000	Banco BTG Pactual SA 144A 5.50%, 01/31/23	211,750
	200,000	Banco do Brasil SA 3.88%, 10/10/22	206,835
		Banco do Brasil SA 144A
	100,000	4.63%, 01/15/25	106,853
	150,000	5.88%, 01/19/23	160,174
	100,000	Banco Votorantim SA 144A 4.50%, 09/24/24 †	105,161
	50,000	Braskem America Finance Co. 144A 7.13%, 07/22/41 †	58,373
	75,000	Braskem Finance Ltd. 6.45%, 02/03/24	83,523
		Braskem Netherlands Finance BV 144A
	100,000	4.50%, 01/10/28	104,169
	125,000	4.50%, 01/31/30	127,181
	100,000	5.88%, 01/31/50 †	104,586
	50,000	8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81 †	57,878
	200,000	BRF SA 144A 4.75%, 05/22/24	211,400
	50,000	Caixa Economica Federal 144A 3.50%, 11/07/22	51,660
	200,000	Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24 †	230,993
	100,000	Centrais Eletricas Brasileiras SA 144A 4.63%, 02/04/30	101,220
	100,000	Cosan Ltd. 144A 5.50%, 09/20/29	106,686
	100,000	Cosan Luxembourg SA 144A 7.00%, 01/20/27	106,644
	200,000	CSN Islands XI Corp. 144A 6.75%, 01/28/28	217,623

See Notes to Financial Statements

58

Principal Amount			Value

Brazil: (continued)
USD	100,000	CSN Resources SA 144A 7.63%, 02/13/23	$103,875
		Embraer Netherlands Finance BV
	100,000	5.05%, 06/15/25	105,375
	125,000	5.40%, 02/01/27	131,719
	100,000	Embraer Overseas Ltd. 144A 5.70%, 09/16/23	106,260
	100,000	Globo Comunicacao e Participacoes SA 144A 4.88%, 01/22/30	101,637
	100,000	Guara Norte Sarl 144A 5.20%, 06/15/34	100,898
		Itau Unibanco Holding SA 144A
	125,000	2.90%, 01/24/23	127,782
	100,000	4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	101,211
	200,000	5.13%, 05/13/23	212,250
	100,000	5.50%, 08/06/22	104,680
	200,000	Klabin Austria GmbH 144A 5.75%, 04/03/29	222,608
	100,000	MARB BondCo Plc 144A 3.95%, 01/29/31	95,159
	75,000	Minerva Luxembourg SA 144A 5.88%, 01/19/28 †	79,815
	94,632	MV24 Capital BV 144A 6.75%, 06/01/34	100,505
		NBM US Holdings, Inc. 144A
	100,000	6.63%, 08/06/29 †	111,130
	100,000	7.00%, 05/14/26	107,715
	100,000	Nexa Resources SA 144A 6.50%, 01/18/28	111,723
		Petrobras Global Finance BV
EUR	100,000	4.25%, 10/02/23	130,607
USD	75,000	4.38%, 05/20/23	79,658
EUR	100,000	4.75%, 01/14/25	134,679
USD	250,000	5.09%, 01/15/30	264,504
	150,000	5.30%, 01/27/25	166,501
	100,000	5.75%, 02/01/29	111,885
	150,000	6.00%, 01/27/28 †	169,681
	100,000	6.25%, 03/17/24 †	112,237
	100,000	6.75%, 01/27/41	113,763
	125,000	6.75%, 06/03/50 †	136,964
	175,000	6.85%, 06/05/15 †	185,211
	100,000	6.88%, 01/20/40	114,687
	150,000	6.90%, 03/19/49	169,102
	100,000	7.25%, 03/17/44	116,887
	150,000	7.38%, 01/17/27	181,689
	100,000	8.75%, 05/23/26	128,025
	200,000	Rede D’or Finance SARL 144A 4.50%, 01/22/30	196,700
	185,910	Rio Oil Finance Trust 144A 9.25%, 07/06/24	206,824
	100,000	Ultrapar International SA 144A 5.25%, 10/06/26	109,231
	100,000	Usiminas International SARL 144A 5.88%, 07/18/26	107,676
			7,787,653
Principal Amount			Value

British Virgin Islands: 0.9%
USD	200,000	Central China Real Estate Ltd. Reg S 7.25%, 04/24/23	$197,000
	200,000	China Aoyuan Property Group Ltd. Reg S 5.38%, 09/13/22	198,750
	200,000	China SCE Group Holdings Ltd. Reg S 7.38%, 04/09/24	208,750
	200,000	Fantasia Holdings Group Co. Ltd. Reg S 10.88%, 01/09/23	199,500
	100,000	Metalloinvest Finance DAC 144A 4.85%, 05/02/24	107,160
			911,160
Bulgaria: 0.1%
EUR	100,000	Bulgarian Energy Holding EAD Reg S 3.50%, 06/28/25	129,876
Burkina Faso: 0.0%
USD	25,000	IAMGOLD Corp. 144A 5.75%, 10/15/28 †	26,032
Canada: 5.2%
	50,000	ATS Automation Tooling Systems, Inc. 144A 4.13%, 12/15/28	50,469
	50,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP 144A 8.75%, 07/15/26	53,274
	75,000	Baytex Energy Corp. 144A 5.63%, 06/01/24	70,266
		Bombardier, Inc. 144A
	125,000	6.00%, 10/15/22	125,187
	150,000	6.13%, 01/15/23	157,429
	100,000	7.50%, 12/01/24	101,625
	125,000	7.50%, 03/15/25	124,922
	150,000	7.88%, 04/15/27	149,812
	150,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 144A 6.25%, 09/15/27	159,427
	100,000	Cascades, Inc. / Cascades USA, Inc. 144A 5.38%, 01/15/28 †	104,353
	100,000	Emera, Inc. 6.75% (ICE LIBOR USD 3 Month+5.44%), 06/15/76	115,934
	25,000	Empire Communities Corp. 144A 7.00%, 12/15/25	26,818
	50,000	Ensign Drilling, Inc. 144A 9.25%, 04/15/24	40,406
	50,000	Fairstone Financial, Inc. 144A 7.88%, 07/15/24	52,526
		GFL Environmental, Inc. 144A
	150,000	3.50%, 09/01/28	144,769
	50,000	3.75%, 08/01/25 †	50,971
	75,000	5.13%, 12/15/26	78,656

See Notes to Financial Statements

59

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Canada: (continued)
		Gibson Energy, Inc.
CAD	25,000	2.85%, 07/14/27	$20,846
	75,000	3.60%, 09/17/29	64,146
USD	50,000	goeasy Ltd. 144A 5.38%, 12/01/24	51,875
	100,000	Hudbay Minerals, Inc. 144A 4.50%, 04/01/26 †	101,645
	40,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC 144A 6.00%, 09/15/28	41,383
CAD	65,000	Inter Pipeline Ltd. 6.88% (Canada Bankers’ Acceptances 3 Month+5.01%), 03/26/79	57,352
USD	25,000	Intertape Polymer Group, Inc. 144A 7.00%, 10/15/26	26,308
CAD	75,000	Keyera Corp. 6.88% (Canada Bankers’ Acceptances 3 Month+5.17%), 06/13/79	66,986
USD	256,000	Lightstream Resources Ltd. 144A 8.63%, 02/01/20 (d) # ∞ *	0
		Mattamy Group Corp. 144A
	50,000	4.63%, 03/01/30	50,605
	50,000	5.25%, 12/15/27	52,531
		MEG Energy Corp. 144A
	50,000	5.88%, 02/01/29	51,315
	150,000	7.13%, 02/01/27	160,354
		Methanex Corp.
	50,000	5.13%, 10/15/27	52,864
	75,000	5.25%, 12/15/29	79,313
	50,000	New Gold, Inc. 144A 7.50%, 07/15/27	54,318
		New Red Finance, Inc. 144A
	40,000	3.50%, 02/15/29	39,053
	50,000	3.88%, 01/15/28	50,736
	250,000	4.00%, 10/15/30	244,076
	93,000	4.25%, 05/15/24	94,332
	100,000	4.38%, 01/15/28	101,495
	25,000	5.75%, 04/15/25	26,552
	50,000	Norbord, Inc. 144A 5.75%, 07/15/27	54,610
	50,000	Northriver Midstream Finance LP 144A 5.63%, 02/15/26	51,625
		Open Text Corp. 144A
	100,000	3.88%, 02/15/28	101,378
	100,000	5.88%, 06/01/26	103,250
CAD	50,000	Parkland Corp. 6.00%, 06/23/28	43,860
	50,000	Parkland Fuel Corp. 5.63%, 05/09/25	41,937
USD	50,000	Parkland Fuel Corp. 144A 5.88%, 07/15/27	53,303
Principal Amount			Value

Canada: (continued)
CAD	50,000	Pembina Pipeline Corp. 4.80% (Generic Canadian 5 Year+4.17%), 01/25/81	$39,990
USD	100,000	Precision Drilling Corp. 144A 7.13%, 01/15/26	99,188
	100,000	Quebecor Media, Inc. 5.75%, 01/15/23	107,125
CAD	125,000	Quebecor Media, Inc. 144A 6.63%, 01/15/23	109,262
USD	50,000	Ritchie Bros Auctioneers, Inc. 144A 5.38%, 01/15/25	51,544
	50,000	Rockpoint Gas Storage Canada Ltd. 144A 7.00%, 03/31/23	50,719
	100,000	Seven Generations Energy Ltd. 144A 6.75%, 05/01/23	100,313
EUR	100,000	SIG Combibloc Purchase Co. SARL Reg S 2.13%, 06/18/25	127,138
CAD	50,000	SNC-Lavalin Group, Inc. 3.24%, 03/02/23	40,828
USD	100,000	Superior Plus LP / Superior General Partner, Inc. 144A 4.50%, 03/15/29	102,140
	25,000	Taseko Mines Ltd. 144A 7.00%, 02/15/26	26,037
	100,000	Teekay Offshore Partners LP / Teekay Offshore Finance Corp. 144A 8.50%, 07/15/23	91,309
	50,000	Terraform Global Operating LLC 144A 6.13%, 03/01/26	51,428
	50,000	Tervita Corp. 144A 11.00%, 12/01/25	56,759
		TransAlta Corp.
	25,000	4.50%, 11/15/22 †	26,054
	75,000	6.50%, 03/15/40	86,063
EUR	200,000	Trivium Packaging Finance BV Reg S 3.75%, 08/15/26	247,471
USD	25,000	Vermilion Energy, Inc. 144A 5.63%, 03/15/25	23,904
		Videotron Ltd.
CAD	75,000	4.50%, 01/15/30	64,998
	150,000	5.63%, 06/15/25	136,678
	50,000	Videotron Ltd. Reg S 5.75%, 01/15/26	42,066
			5,225,906
Cayman Islands: 0.4%
USD	100,000	Adani Abbot Point Terminal Pty Ltd. 144A 4.45%, 12/15/22 †	94,213
	200,000	Ronshine China Holdings Ltd. Reg S 8.75%, 10/25/22	201,756

See Notes to Financial Statements

60

Principal Amount			Value

Cayman Islands: (continued)
EUR	100,000	UPCB Finance VII Ltd. Reg S 3.63%, 06/15/29	$123,869
			419,838
Chile: 0.2%
USD	50,000	Kenbourne Invest SA 144A 6.88%, 11/26/24	53,305
	100,000	VTR Comunicaciones SpA 144A 5.13%, 01/15/28 †	105,000
			158,305
China / Hong Kong: 9.1%
		Agile Group Holdings Ltd. Reg S
	200,000	6.88%, 03/07/23 (o) (s)	201,750
	200,000	8.38%, 12/04/23 (o) (s)	208,516
	400,000	Bank of Communications Co. Ltd. Reg S 3.80%, 11/18/25 (o) (s)	413,179
	250,000	Bank of East Asia Ltd. Reg S 5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/25 (o)	267,385
	200,000	CFLD Cayman Investment Ltd. Reg S 8.60%, 04/08/24	70,000
		China Evergrande Group Reg S
	400,000	8.75%, 06/28/25	327,000
	300,000	9.50%, 03/29/24	260,250
		CIFI Holdings Group Co. Ltd. Reg S
	200,000	6.00%, 07/16/25	211,500
	200,000	6.55%, 03/28/24	211,250
	200,000	Easy Tactic Ltd. Reg S 5.88%, 02/13/23	188,250
	200,000	Fortune Star BVI Ltd. Reg S 6.75%, 07/02/23	209,748
	214,762	Global Aircraft Leasing Co. Ltd. 144A 7.25% 09/15/24	215,030
		Greenland Global Investment Ltd. Reg S
	200,000	5.88%, 07/03/24	169,987
	200,000	6.75%, 09/26/23	176,750
	200,000	Greentown China Holdings Ltd. Reg S 5.65%, 07/13/25	207,000
		Kaisa Group Holdings Ltd. Reg S
	200,000	8.50%, 06/30/22	205,100
	250,000	9.38%, 06/30/24	248,750
	200,000	10.50%, 01/15/25	199,500
	350,000	KWG Property Holding Ltd. Reg S 5.88%, 11/10/24	357,875
	200,000	Logan Property Holdings Co. Ltd. Reg S 5.25%, 02/23/23	203,005
Principal Amount			Value

China / Hong Kong: (continued)
		Melco Resorts Finance Ltd. 144A
USD	100,000	4.88%, 06/06/25	$102,735
	100,000	5.38%, 12/04/29 †	106,655
	100,000	5.75%, 07/21/28	107,691
	200,000	Nanyang Commercial Bank Ltd. Reg S 5.00% (US Treasury Yield Curve Rate T 5 Year+3.21%), 06/02/22 (o)	203,125
	200,000	New Metro Global Ltd. Reg S 6.80%, 08/05/23	208,500
	200,000	Powerlong Real Estate Holdings Ltd. Reg S 6.25%, 08/10/24	208,500
	250,000	RKI Overseas Finance 2017 A Ltd. Reg S 7.00%, 06/23/22 (o)	224,375
		Scenery Journey Ltd. Reg S
	200,000	13.00%, 11/06/22	194,500
	200,000	13.75%, 11/06/23	190,750
	200,000	Seazen Group Ltd. Reg S 6.00%, 08/12/24	208,000
	200,000	Shimao Property Holdings Ltd. Reg S 4.75%, 07/03/22	203,058
	200,000	Sino-Ocean Land Treasure III Ltd. Reg S 4.90% (US Treasury Yield Curve Rate T 5 Year+3.26%), 09/21/22 (o)	174,000
		Studio City Finance Ltd. 144A
	100,000	5.00%, 01/15/29	102,375
	100,000	6.50%, 01/15/28	108,263
		Sunac China Holdings Ltd. Reg S
	200,000	7.00%, 07/09/25	206,000
	400,000	7.95%, 08/08/22	412,800
	200,000	Times China Holdings Ltd. Reg S 6.75%, 07/16/23	204,250
EUR	100,000	Volvo Car AB Reg S 2.13%, 04/02/24	125,490
USD	200,000	Wanda Properties International Co. Ltd. Reg S 7.25%, 01/29/24	198,575
	200,000	Wealth Driven Ltd. Reg S 5.50%, 08/17/23	201,750
	200,000	Yango Justice International Ltd. Reg S 9.25%, 04/15/23	207,000
	200,000	Yuzhou Group Holdings Co. Ltd. Reg S 7.38%, 01/13/26	168,741
	300,000	Yuzhou Properties Co. Ltd. Reg S 6.00%, 10/25/23	274,125
	200,000	Zhenro Properties Group Ltd. Reg S 8.65%, 01/21/23	206,500
			9,099,583

See Notes to Financial Statements

61

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Colombia: 1.0%
		Banco de Bogota SA 144A
USD	100,000	5.38%, 02/19/23	$106,216
	100,000	6.25%, 05/12/26	111,775
	100,000	Bancolombia SA 5.13%, 09/11/22	104,799
	100,000	Cable Onda SA 144A 4.50%, 01/30/30	106,271
	50,000	Gran Tierra Energy International Holdings Ltd. 144A 6.25%, 02/15/25	42,665
		Grupo Aval Ltd. 144A
	100,000	4.38%, 02/04/30	100,529
	100,000	4.75%, 09/26/22	104,125
		Millicom International Cellular SA 144A
	54,000	5.13%, 01/15/28 †	57,066
	90,000	6.25%, 03/25/29	100,767
	100,000	Orazul Energy Egenor SCA 144A 5.63%, 04/28/27	101,375
	92,500	Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	100,407
			1,035,995
Curacao: 0.1%
	31,629	Nyrstar Holdings Plc Reg S 0.00%, 07/31/26 ^	20,855
	11,000	Trafigura Funding SA 144A 5.25%, 03/19/23	11,372
EUR	34,000	Trafigura Group Pte Ltd. Reg S 7.50% (EUR Swap Annual 5 Year+10.82%), 07/31/24 (o)	44,328
			76,555
Cyprus: 0.5%
USD	200,000	Credit Bank of Moscow Via CBOM Finance Plc 144A 4.70%, 01/29/25	202,688
	200,000	MHP Lux SA 144A 6.95%, 04/03/26	205,382
EUR	100,000	Vivion Investments SARL Reg S 3.00%, 08/08/24 †	117,992
			526,062
Czech Republic: 0.3%
	100,000	CPI Property Group SA Reg S 4.88% (EUR Swap Annual 5 Year+4.94%), 07/16/25 (o)	126,777
	100,000	Sazka Group AS Reg S 3.88%, 02/15/27	119,086
			245,863
Denmark: 0.2%
	175,000	DKT Finance ApS Reg S 7.00%, 06/17/23	215,444

Principal Amount			Value

Finland: 0.7%
		Nokia Oyj
USD	100,000	3.38%, 06/12/22	$102,845
	100,000	4.38%, 06/12/27	109,500
	100,000	6.63%, 05/15/39	128,528
EUR	100,000	Nokia Oyj Reg S 2.00%, 03/15/24	125,650
	175,000	Teollisuuden Voima Oyj Reg S 2.13%, 02/04/25	219,558
			686,081
France: 6.6%
		Accor SA Reg S
	100,000	2.63% (EUR Swap Annual 5 Year+3.25%), 01/30/25 (o)	116,630
	100,000	3.00%, 02/04/26	127,629
USD	200,000	Altice France SA 144A 5.13%, 07/15/29	200,500
		Altice France SA Reg S
EUR	100,000	2.50%, 01/15/25	118,965
	100,000	4.13%, 01/15/29	122,304
	100,000	5.88%, 02/01/27	128,503
USD	100,000	Banijay Entertainment SASU 144A 5.38%, 03/01/25	103,563
EUR	100,000	CAB SELAS Reg S 3.38%, 02/01/28	119,994
		Casino Guichard Perrachon SA Reg S
	100,000	4.05%, 08/05/26	117,635
	100,000	4.50%, 03/07/24	123,409
	100,000	CMA CGM SA Reg S 5.25%, 01/15/25	123,161
	100,000	eircom Finance DAC Reg S 3.50%, 05/15/26	123,328
USD	250,000	Electricite de France SA 144A 5.63% (USD Swap Semi 30/360 10 Year+3.04%), 01/22/24 (o)	269,375
		Electricite de France SA Reg S
EUR	200,000	3.00% (EUR Swap Annual 5 Year+3.20%), 09/03/27 (o)	253,344
	200,000	4.00% (EUR Swap Annual 6 Year+3.44%), 07/04/24 (o)	259,949
	100,000	5.00% (EUR Swap Annual 12 Year+3.04%), 01/22/26 (o)	136,908
	200,000	5.38% (EUR Swap Annual 12 Year+3.79%), 01/29/25 (o)	273,005
		Elis SA Reg S
	100,000	1.63%, 04/03/28	118,337
	100,000	1.88%, 02/15/23	122,850
		Faurecia SE Reg S
	100,000	2.63%, 06/15/25	122,298
	100,000	3.13%, 06/15/26	124,834
	100,000	3.75%, 06/15/28	127,810
	125,000	Fnac Darty SA Reg S 1.88%, 05/30/24	151,795

See Notes to Financial Statements

62

Principal Amount			Value

France: (continued)
EUR	100,000	Getlink SE Reg S 3.50%, 10/30/25	$125,376
	100,000	La Poste SA Reg S 3.13% (EUR Swap Annual 5 Year+2.44%), 10/29/25 (o)	127,241
		Loxam SAS Reg S
	100,000	2.88%, 04/15/26	118,488
	100,000	3.25%, 01/14/25	120,371
	100,000	Matterhorn Telecom SA Reg S 3.13%, 09/15/26	120,425
	150,000	New AREVA Holding SA 4.88%, 09/23/24	204,891
	100,000	New AREVA Holding SA Reg S 3.13%, 03/20/23	125,937
	100,000	Paprec Holding SA Reg S 4.00%, 03/31/25	122,538
	100,000	Quatrim SASU Reg S 5.88%, 01/15/24	125,797
	100,000	RCI Banque SA Reg S 2.63% (EUR Swap Annual 5 Year+2.85%), 02/18/30	120,830
		Renault SA Reg S
	100,000	1.00%, 04/18/24	119,788
	100,000	1.00%, 11/28/25	118,665
	100,000	1.25%, 06/24/25	118,612
	100,000	2.00%, 09/28/26	119,391
	100,000	Rexel SA Reg S 2.13%, 06/15/25	121,786
USD	100,000	SPCM SA 144A 4.88%, 09/15/25	102,658
EUR	100,000	SPIE SA Reg S 2.63%, 06/18/26	125,624
	100,000	Tereos Finance Groupe I SA Reg S 4.13%, 06/16/23	121,957
		Unibail-Rodamco-Westfield SE Reg S
	100,000	2.13% (EUR Swap Annual 5 Year+1.68%), 07/25/23 (o)	117,379
	100,000	2.88% (EUR Swap Annual 5 Year+2.11%), 01/25/26 (o)	118,701
		Valeo SA Reg S
	100,000	0.38%, 09/12/22	120,928
	100,000	1.63%, 03/18/26	124,845
	100,000	3.25%, 01/22/24	130,062
		Veolia Environnement SA Reg S
	100,000	2.25% (EUR Swap Annual 5 Year+2.71%), 01/20/26 (o)	123,448
	100,000	2.50% (EUR Swap Annual 5 Year+2.84%), 01/20/29 (o)	121,439
			6,603,303
Georgia: 0.1%
USD	100,000	Bank of Georgia JSC 144A 6.00%, 07/26/23	106,842
Germany: 5.5%
		ADLER Group SA Reg S
EUR	100,000	2.75%, 11/13/26	123,150
	100,000	3.25%, 08/05/25	125,731
Principal Amount			Value

Germany: (continued)
EUR	100,000	ADLER Real Estate AG Reg S 1.88%, 04/27/23	$121,928
	100,000	Bertelsmann SE & Co. KGaA Reg S 3.00% (EUR Swap Annual 5 Year+2.64%), 04/23/75	125,039
	100,000	Cheplapharm Arzneimittel GmbH Reg S 3.50%, 02/11/27	121,584
		Commerzbank AG Reg S
	75,000	4.00%, 03/23/26	100,906
	100,000	4.00%, 03/30/27	136,539
	100,000	Consus Real Estate AG Reg S 9.63%, 05/15/24	126,764
		Deutsche Bank AG
USD	140,000	3.73% (United States Secured Overnight Financing Rate+2.76%), 01/14/32	138,893
	150,000	4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/28	155,754
	250,000	4.50%, 04/01/25	270,437
	125,000	4.88% (USD ICE Swap Rate 11:00am NY 5 Year+2.55%), 12/01/32	135,202
	25,000	5.88% (United States Secured Overnight Financing Rate+5.44%), 07/08/31	28,740
EUR	75,000	Deutsche Bank AG Reg S 2.75%, 02/17/25	95,278
	150,000	Deutsche Lufthansa AG 0.25%, 09/06/24	173,697
	100,000	Deutsche Lufthansa AG Reg S 3.00%, 05/29/26	120,682
USD	150,000	Dresdner Funding Trust I 144A 8.15%, 06/30/31	213,994
	200,000	IHO Verwaltungs GmbH 144A 5.50% 09/15/26	205,632
EUR	100,000	IHO Verwaltungs GmbH Reg S 4.38% 05/15/25	122,812
	100,000	Infineon Technologies AG Reg S 3.63% (EUR Swap Annual 5 Year+4.00%), 01/01/28 (o)	131,929
	200,000	K+S AG Reg S 3.00%, 06/20/22	243,593
	100,000	KION Group AG Reg S 1.63%, 09/24/25	126,038
	100,000	LANXESS AG Reg S 4.50% (EUR Swap Annual 5 Year+4.51%), 12/06/76	129,103
USD	41,000	Mercer International, Inc. 5.50%, 01/15/26 †	42,108
	50,000	Mercer International, Inc. 144A 5.13%, 02/01/29	51,750
EUR	75,000	Metro Wholesale & Food Reg S 1.50%, 03/19/25	93,737

See Notes to Financial Statements

63

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Germany: (continued)
EUR	41,000	Phoenix PIB Dutch Finance BV Reg S 3.63%, 07/30/21	$49,791
	130,000	ProGroup AG Reg S 3.00%, 03/31/26	158,843
USD	100,000	RWE AG Reg S 6.63% (USD Swap Semi 30/360 10 Year+4.52%), 07/30/75	116,342
		Schaeffler AG Reg S
EUR	100,000	1.88%, 03/26/24	125,002
	50,000	2.88%, 03/26/27	64,303
	100,000	3.38%, 10/12/28	131,837
	100,000	Tele Columbus AG Reg S 3.88%, 05/02/25	123,030
		thyssenkrupp AG Reg S
	100,000	1.88%, 03/06/23	120,723
	100,000	2.50%, 02/25/25	123,328
	100,000	2.88%, 02/22/24	122,958
	100,000	TLG Finance SARL Reg S 3.38% (EUR Swap Annual 5 Year+3.98%), 09/23/24 (o)	126,862
	100,000	WEPA Hygieneprodukte GmbH Reg S 2.88%, 12/15/27	120,606
		ZF Europe Finance BV Reg S
	100,000	2.00%, 02/23/26	121,721
	100,000	3.00%, 10/23/29	126,580
	100,000	ZF Finance GmbH Reg S 3.75%, 09/21/28	131,657
USD	175,000	ZF North America Capital, Inc. 144A 4.75%, 04/29/25	188,988
EUR	100,000	ZF North America Capital, Inc. Reg S 2.75%, 04/27/23	125,681
			5,539,272
Ghana: 0.2%
USD	200,000	Tullow Oil Plc 144A 7.00%, 03/01/25	174,750
Greece: 0.6%
EUR	100,000	Crystal Almond SARL Reg S 4.25%, 10/15/24	123,170
	100,000	Ellaktor Value Plc Reg S 6.38%, 12/15/24	112,730
	200,000	Intralot Capital Luxembourg SA Reg S 5.25%, 09/15/24	148,559
	100,000	Mytilineos Financial Partners SA Reg S 2.50%, 12/01/24	124,408
	100,000	National Bank of Greece SA Reg S 2.75% (EUR Swap Annual 5 Year+3.30%), 10/08/26	125,131
			633,998
Principal Amount			Value

Guatamala: 0.1%
USD	100,000	Central American Bottling Corp. 144A 5.75%, 01/31/27	$105,502
Hungary: 0.1%
EUR	100,000	OTP Bank Nyrt Reg S 2.88% (Euribor ICE Swap Rate 5 Year+3.20%), 07/15/29	123,552
India: 2.2%
USD	250,000	ABJA Investment Co. Pte Ltd. Reg S 5.95%, 07/31/24	272,112
	200,000	Bank of Baroda Reg S 3.88%, 04/04/24	211,790
	200,000	Canara Bank Reg S 3.88%, 03/28/24	211,084
	100,000	Delhi International Airport Ltd. 144A 6.45%, 06/04/29 †	99,433
		Jaguar Land Rover Automotive Plc Reg S
EUR	100,000	2.20%, 01/15/24	118,512
GBP	125,000	3.88%, 03/01/23	175,180
USD	200,000	JSW Steel Ltd. Reg S 5.95%, 04/18/24	214,957
	100,000	Muthoot Finance Ltd. 144A 4.40%, 09/02/23	101,235
	100,000	Network i2i Ltd. 144A 5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 01/15/25 (o)	106,725
	100,000	ReNew Power Synthetic 144A 6.67%, 03/12/24	104,987
	200,000	Shriram Transport Finance Co. Ltd. 144A 4.40%, 03/13/24	199,030
	200,000	Tata Motors Ltd. Reg S 5.75%, 10/30/24	211,700
	100,000	Vedanta Resources Finance II Plc 144A 9.25%, 04/23/26	90,500
	150,000	Vedanta Resources Ltd. 144A 6.13%, 08/09/24	127,612
			2,244,857
Indonesia: 0.7%
	100,000	Adaro Indonesia PT 144A 4.25%, 10/31/24	102,900
	150,000	Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	1,969
	100,000	Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	101,275
	200,000	Medco Platinum Road Pte Ltd. 144A 6.75%, 01/30/25	213,158
	100,000	Saka Energi Indonesia PT 144A 4.45%, 05/05/24	84,429

See Notes to Financial Statements

64

Principal Amount			Value

Indonesia: (continued)
USD	200,000	Theta Capital Pte Ltd. Reg S 6.75%, 10/31/26	$202,734
			706,465
Ireland: 0.9%
	150,000	AerCap Global Aviation Trust 144A 6.50% (ICE LIBOR USD 3 Month+4.30%), 06/15/45	159,937
EUR	100,000	AIB Group Plc Reg S 1.88% (EUR Swap Annual 5 Year+2.15%), 11/19/29	123,590
GBP	100,000	Bank of Ireland Group Plc Reg S 3.13% (UK Govt Bonds 5 Year Note Generic Bid Yield+2.70%), 09/19/27	141,315
USD	200,000	C&W Senior Financing DAC 144A 6.88%, 09/15/27 †	212,501
	100,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC 144A 7.00%, 07/15/26	104,810
GBP	100,000	Virgin Media Vendor Financing Notes III DAC Reg S 4.88%, 07/15/28	142,436
			884,589
Israel: 1.9%
		Leviathan Bond Ltd. Reg S 144A
USD	50,000	5.75%, 06/30/23	52,664
	50,000	6.13%, 06/30/25	54,875
	50,000	6.50%, 06/30/27	55,679
	50,000	6.75%, 06/30/30	56,262
	100,000	Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	100,688
	100,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36 †	106,651
EUR	100,000	Teva Pharmaceutical Finance Netherlands II BV 6.00%, 01/31/25	131,395
		Teva Pharmaceutical Finance Netherlands II BV Reg S
	100,000	1.13%, 10/15/24	113,753
	100,000	1.25%, 03/31/23	117,798
		Teva Pharmaceutical Finance Netherlands III BV
USD	275,000	2.80%, 07/21/23	272,629
	325,000	3.15%, 10/01/26	305,581
	200,000	4.10%, 10/01/46 †	170,776
	150,000	6.00%, 04/15/24	158,437
	100,000	6.75%, 03/01/28 †	109,125
	100,000	7.13%, 01/31/25	109,194
			1,915,507

Principal Amount			Value

Italy: 8.4%
EUR	200,000	Abertis Infraestructuras Finance BV Reg S 3.25% (EUR Swap Annual 5 Year+3.69%), 11/24/25 (o)	$247,482
		Assicurazioni Generali SpA Reg S
	125,000	4.60% (Euribor 3 Month ACT/360+4.50%), 11/21/25 (o)	168,811
GBP	50,000	6.27% (ICE LIBOR GBP 3 Month+2.35%), 06/16/26 (o)	79,248
		Atlantia SpA Reg S
EUR	100,000	1.63%, 02/03/25	123,344
	100,000	1.88%, 07/13/27	124,154
		Autostrade per l’Italia SpA
	100,000	1.63%, 06/12/23	122,305
	100,000	5.88%, 06/09/24	138,821
GBP	50,000	6.25%, 06/09/22	72,530
		Autostrade per l’Italia SpA Reg S
EUR	100,000	1.75%, 06/26/26	123,644
	125,000	1.75%, 02/01/27	154,369
	100,000	1.88%, 09/26/29	122,743
	50,000	4.38%, 09/16/25	68,830
	100,000	Azzurra Aeroporti SpA Reg S 2.13%, 05/30/24	122,473
	100,000	Banca IFIS SpA Reg S 4.50% (EUR Swap Annual 5 Year+4.25%), 10/17/27	122,243
		Banca Monte dei Paschi di Siena SpA Reg S
	150,000	3.63%, 09/24/24	191,686
	100,000	5.38% (EUR Swap Annual 5 Year+5.00%), 01/18/28	108,553
	100,000	Banca Popolare di Sondrio SCPA Reg S 2.38%, 04/03/24	126,657
		Banco BPM SpA Reg S
	100,000	1.75%, 04/24/23	123,884
	100,000	2.50%, 06/21/24	127,548
	100,000	4.38% (EUR Swap Annual 5 Year+4.18%), 09/21/27	125,396
	100,000	BPER Banca Reg S 5.13% (EUR Swap Annual 5 Year+4.91%), 05/31/27	126,472
	100,000	Esselunga SpA Reg S 0.88%, 10/25/23	122,408
	100,000	Iccrea Banca SpA Reg S 1.50%, 10/11/22	122,282
	100,000	Infrastrutture Wireless Italiane SpA Reg S 1.88%, 07/08/26	126,402
	100,000	International Design Group SPA Reg S 6.50%, 11/15/25	125,925
		Intesa Sanpaolo SpA 144A
USD	200,000	5.02%, 06/26/24	217,360
	150,000	5.71%, 01/15/26	168,345
		Intesa Sanpaolo SpA Reg S
EUR	100,000	2.86%, 04/23/25	127,819
	100,000	3.93%, 09/15/26	136,061

See Notes to Financial Statements

65

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Italy: (continued)
EUR	150,000	4.45% (EUR Swap Annual 5 Year+4.24%), 09/15/27	$190,156
	100,000	5.88% (EUR Swap Annual 5 Year+5.75%), 03/04/29	135,993
	200,000	6.63%, 09/13/23	273,944
	100,000	Intesa Sanpaolo Vita SpA Reg S 4.75% (Euribor 6 Month ACT/360+4.82%), 12/17/24 (o)	133,291
	50,000	Leonardo Finmeccanica SpA 4.88%, 03/24/25	69,349
	100,000	Leonardo SpA Reg S 1.50%, 06/07/24	123,400
	100,000	SACE SPA Reg S 3.88% (EUR Swap Annual 10 Year+3.19%), 02/10/25 (o)	125,683
	150,000	Saipem Finance International BV Reg S 3.75%, 09/08/23	191,095
	100,000	Societa Cattolica Di Assicurazione SPA Reg S 4.25% (Euribor 3 Month ACT/360+4.46%), 12/14/47	129,975
	100,000	Sofima Holding SPA 144A 3.75%, 01/15/28	121,150
	100,000	Telecom Italia Finance SA 7.75%, 01/24/33	178,747
		Telecom Italia SpA
	100,000	5.25%, 03/17/55	149,260
GBP	100,000	5.88%, 05/19/23	151,058
USD	100,000	Telecom Italia SpA 144A 5.30%, 05/30/24	109,345
		Telecom Italia SpA Reg S
EUR	100,000	1.63%, 01/18/29	118,531
	100,000	2.38%, 10/12/27	126,020
	100,000	2.50%, 07/19/23	126,030
	200,000	2.88%, 01/28/26	256,880
	100,000	3.00%, 09/30/25	129,709
	150,000	3.63%, 05/25/26	200,864
	200,000	4.00%, 04/11/24	260,515
		UniCredit SpA Reg S
	200,000	2.00% (EUR Swap Annual 5 Year+2.40%), 09/23/29	242,082
	200,000	2.73% (EUR Swap Annual 5 Year+2.80%), 01/15/32	246,632
	200,000	6.95%, 10/31/22	264,773
	200,000	Unipol Gruppo SpA Reg S 3.00%, 03/18/25	257,649
	100,000	UnipolSai Assicurazioni SpA Reg S 5.75% (Euribor 3 Month ACT/360+5.18%), 06/18/24 (o)	132,042
	100,000	Webuild SpA Reg S 1.75%, 10/26/24	119,268
			8,431,236
Principal Amount			Value

Japan: 1.6%
		Rakuten Group, Inc. 144A
USD	150,000	5.13% (US Treasury Yield Curve Rate T 5 Year+4.58%), 04/22/26 (o)	$153,112
	150,000	6.25% (US Treasury Yield Curve Rate T 5 Year+4.96%), 04/22/31 (o)	153,937
		SoftBank Group Corp. Reg S
	200,000	4.75%, 09/19/24	214,498
	200,000	5.13%, 09/19/27	211,976
	250,000	6.00% (USD ICE Swap Rate 11:00am NY 5 Year+4.23%), 07/19/23 (o)	254,375
	350,000	6.25%, 04/15/28	394,573
	200,000	6.88% (USD ICE Swap Rate 11:00am NY 5 Year+4.85%), 07/19/27 (o)	208,325
			1,590,796
Jersey, Channel Islands: 0.6%
	200,000	EG Global Finance Plc 144A 6.75%, 02/07/25	206,199
EUR	100,000	EG Global Finance Plc Reg S 4.38%, 02/07/25	116,979
GBP	100,000	Shop Direct Funding Plc Reg S 7.75%, 11/15/22	140,630
EUR	100,000	Walnut Bidco Plc Reg S 6.75%, 08/01/24	126,174
			589,982
Kazakhstan: 0.4%
USD	100,000	Kazakhstan Temir Zholy Finance BV 144A 6.95%, 07/10/42	134,500
		KazMunayGas National Co. JSC 144A
	100,000	4.75%, 04/19/27	114,152
	125,000	5.75%, 04/19/47	150,612
			399,264
Kuwait: 0.2%
	200,000	Kuwait Projects Co. SPC Ltd. Reg S 4.23%, 10/29/26	197,000
Liechtenstein: 0.1%
EUR	100,000	Louis Dreyfus Co BV Reg S 2.38%, 11/27/25	126,626
Luxembourg: 5.4%
		Altice Financing SA 144A
USD	250,000	5.00%, 01/15/28	247,084
	200,000	7.50%, 05/15/26	208,040
EUR	100,000	Altice Finco SA Reg S 4.75%, 01/15/28	118,504
	100,000	Altice France Holding SA Reg S 8.00%, 05/15/27	131,190
		Altice France SA 144A
USD	100,000	5.50%, 01/15/28	103,149
	840,000	7.38%, 05/01/26	871,962
	300,000	8.13%, 02/01/27	329,250
EUR	100,000	Altice France SA Reg S 3.38%, 01/15/28	118,875

See Notes to Financial Statements

66

Principal Amount			Value

Luxembourg: (continued)
		ArcelorMittal SA
USD	50,000	3.60%, 07/16/24	$53,289
	50,000	4.55%, 03/11/26	55,550
	25,000	7.00%, 03/01/41	34,759
	50,000	7.25%, 10/15/39	70,600
		ArcelorMittal SA Reg S
EUR	100,000	0.95%, 01/17/23	121,840
	100,000	1.00%, 05/19/23	122,336
	100,000	1.75%, 11/19/25	126,254
	100,000	2.25%, 01/17/24	126,237
	200,000	ARD Finance SA Reg S 5.75% 06/30/27	246,731
		Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. 144A
USD	150,000	4.13%, 08/15/26	154,500
	125,000	5.25%, 08/15/27	127,917
	100,000	6.00%, 02/15/25	103,277
EUR	175,000	Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. Reg S 2.13%, 08/15/26	211,149
	100,000	Centurion Bidco SpA Reg S 5.88%, 09/30/26	126,279
		Energean Israel Finance Ltd. Reg S 144A
USD	60,000	4.50%, 03/30/24	61,642
	60,000	4.88%, 03/30/26	62,059
	60,000	5.38%, 03/30/28	62,180
	60,000	5.88%, 03/30/31	62,065
EUR	100,000	Eurofins Scientific SE Reg S 3.25% (Euribor 3 Month ACT/360+2.67%), 11/13/25 (o)	127,772
GBP	100,000	Galaxy Bidco Ltd. Reg S 6.50%, 07/31/26	146,935
USD	50,000	Kenbourne Invest SA 144A 4.70%, 01/22/28 †	51,390
	125,000	Minerva Luxembourg SA 144A 4.38%, 03/18/31	121,924
EUR	100,000	Nidda Healthcare Holding GmbH Reg S 3.50%, 09/30/24	121,133
	100,000	Rossini SARL Reg S 6.75%, 10/30/25	127,599
	100,000	SES SA Reg S 5.63% (EUR Swap Annual 5 Year+5.40%), 01/29/24 (o)	132,871
	68,750	Sisal Group SpA Reg S 7.00%, 07/31/23	84,102
	100,000	Summer BC Holdco B SARL Reg S 5.75%, 10/31/26	125,392
	100,000	TK Elevator Midco GmbH Reg S 4.38%, 07/15/27	126,701
USD	200,000	Vertical US Newco, Inc. 144A 5.25%, 07/15/27	209,626
			5,432,163

Principal Amount			Value

Mauritius: 0.2%
USD	200,000	IHS Netherlands Holdco BV 144A 8.00%, 09/18/27	$218,500
Mexico: 4.2%
	82,000	Axtel SAB de CV 144A 6.38%, 11/14/24	85,690
		Cemex SAB de CV 144A
	200,000	3.88%, 07/11/31	198,217
	100,000	5.20%, 09/17/30	108,950
	100,000	7.38%, 06/05/27	113,558
EUR	150,000	Cemex SAB de CV Reg S 2.75%, 12/05/24	183,269
USD	100,000	Credito Real SAB de CV SOFOM ER 144A 9.50%, 02/07/26	102,220
	50,000	Grupo Bimbo SAB de CV 144A 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 04/17/23 (o)	53,175
	100,000	Nemak SAB de CV 144A 4.75%, 01/23/25	103,518
		Petróleos Mexicanos
	75,000	3.50%, 01/30/23	76,575
	50,000	4.50%, 01/23/26 †	50,375
	125,000	5.35%, 02/12/28	122,956
	50,000	5.63%, 01/23/46	40,635
	175,000	5.95%, 01/28/31	169,199
	150,000	6.35%, 02/12/48	128,035
	75,000	6.38%, 01/23/45	64,798
	100,000	6.49%, 01/23/27	105,875
	250,000	6.50%, 03/13/27	264,687
	125,000	6.50%, 01/23/29	127,375
	100,000	6.50%, 06/02/41 †	89,947
	150,000	6.63%, 06/15/35	145,181
	275,000	6.75%, 09/21/47	243,501
	200,000	6.84%, 01/23/30	205,750
	125,000	6.88%, 08/04/26	136,031
	200,000	6.95%, 01/28/60	177,271
	350,000	7.69%, 01/23/50 †	337,487
	50,000	Petróleos Mexicanos 144A 6.88%, 10/16/25	54,648
		Petróleos Mexicanos Reg S
EUR	100,000	2.75%, 04/21/27	110,981
	100,000	3.75%, 02/21/24	123,028
	100,000	4.75%, 02/26/29	119,703
	100,000	4.88%, 02/21/28	122,014
	50,000	5.50%, 02/24/25	65,222
		Unifin Financiera SAB de CV 144A
USD	100,000	7.00%, 01/15/25	95,772
	100,000	7.25%, 09/27/23	98,195
			4,223,838
Morocco: 0.3%
		OCP SA 144A
	150,000	5.63%, 04/25/24	163,739
	100,000	6.88%, 04/25/44	120,925
			284,664

See Notes to Financial Statements

67

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Netherlands: 2.1%
EUR	100,000	ELM BV for Firmenich International SA Reg S 3.75% (EUR Swap Annual 5 Year+4.39%), 09/03/25 (o)	$129,935
USD	100,000	Greenko Dutch BV 144A 3.85%, 03/29/26	101,875
EUR	100,000	Intertrust Group BV Reg S 3.38%, 11/15/25	123,625
USD	125,000	Koninklijke KPN NV 144A 7.00% (USD Swap Semi 30/360 10 Year+5.21%), 03/28/73	133,906
EUR	150,000	Lincoln Financing SARL Reg S 3.63%, 04/01/24	183,242
	200,000	OCI NV Reg S 3.13%, 11/01/24	246,846
		PPF Telecom Group BV Reg S
	100,000	3.13%, 03/27/26	129,234
	100,000	3.50%, 05/20/24	128,520
USD	55,000	Tecpetrol SA 144A 4.88%, 12/12/22	54,093
EUR	175,000	TenneT Holding BV Reg S 3.00% (EUR Swap Annual 5 Year+2.53%), 03/01/24 (o)	222,196
	100,000	Wintershall Dea Finance 2 BV Reg S 3.00% (EUR Swap Annual 5 Year+3.32%), 07/20/28 (o)	117,808
	125,000	Ziggo Bond Co. BV Reg S 3.38%, 02/28/30	149,162
		Ziggo BV 144A
USD	100,000	4.88%, 01/15/30	102,899
	200,000	5.50%, 01/15/27	208,383
EUR	80,000	Ziggo BV Reg S 4.25%, 01/15/27	100,335
			2,132,059
Norway: 0.3%
	100,000	Adevinta ASA Reg S 2.63%, 11/15/25	123,991
	100,000	Heimstaden Bostad AB Reg S 3.25% (EUR Swap Annual 5 Year+3.67%), 11/19/24 (o)	125,368
			249,359
Oman: 0.5%
USD	225,000	Lamar Funding Ltd. Reg S 3.96%, 05/07/25	228,178
	200,000	Oztel Holdings SPC Ltd. 144A 5.63%, 10/24/23	214,108
			442,286
Panama: 0.1%
	99,102	Aeropuerto Internacional de Tocumen SA 144A 6.00%, 11/18/48	106,508
Peru: 0.3%
	75,000	Banco Internacional del Peru SAA Interbank 144A 6.63% (ICE LIBOR USD 3 Month+5.76%), 03/19/29	78,313
Principal Amount			Value

Peru: (continued)
USD	25,000	Hudbay Minerals, Inc. 144A 6.13%, 04/01/29	$26,614
	100,000	Peru LNG Srl 144A 5.38%, 03/22/30	84,044
	100,000	Volcan Cia Minera SAA 144A 4.38%, 02/11/26	98,772
			287,743
Poland: 0.1%
EUR	100,000	CANPACK SA / Eastern PA Land Investment Holding LLC Reg S 2.38%, 11/01/27	122,848
Portugal: 0.5%
	100,000	Banco Comercial Portugues SA Reg S 3.87% (EUR Swap Annual 5 Year+4.23%), 03/27/30	118,483
	100,000	Caixa Geral de Depositos SA Reg S 5.75% (EUR Swap Annual 5 Year+5.50%), 06/28/28	132,062
	200,000	EDP - Energias de Portugal SA Reg S 4.50% (EUR Swap Annual 5 Year+4.29%), 04/30/79	263,031
			513,576
Qatar: 0.2%
USD	200,000	QNB Finansbank AS 144A 4.88%, 05/19/22	203,598
Romania: 0.1%
EUR	100,000	RCS & RDS SA Reg S 2.50%, 02/05/25	120,618
Russia: 1.5%
USD	200,000	Evraz Plc 144A 5.38%, 03/20/23	213,056
	200,000	Gazprom PJSC via Gaz Finance Plc 144A 4.60% (US Treasury Yield Curve Rate T 5 Year+4.26%), 10/26/25 (o)	204,200
	200,000	GTLK Europe DAC Reg S 5.13%, 05/31/24	212,604
	100,000	Polyus Finance Plc 144A 5.25%, 02/07/23	105,512
	150,000	Sberbank of Russia Via SB Capital SA 144A 5.13%, 10/29/22	157,138
	100,000	SCF Capital Designated Activity Co. 144A 5.38%, 06/16/23	106,876
		VEON Holdings BV 144A
	100,000	4.00%, 04/09/25	105,227
	100,000	4.95%, 06/16/24	107,321
	100,000	7.25%, 04/26/23	108,525
	200,000	VTB Bank SA 144A 6.95%, 10/17/22	211,861
			1,532,320

See Notes to Financial Statements

68

Principal Amount			Value

Saudi Arabia: 0.2%
USD	200,000	Dar Al-Arkan Sukuk Co. Ltd. Reg S 6.88%, 03/21/23	$211,375
Singapore: 1.0%
	200,000	Greenko Investment Co. 144A 4.88%, 08/16/23	205,890
	100,000	Inkia Energy Ltd. 144A 5.88%, 11/09/27	101,625
	100,000	Mersin Uluslararasi Liman Isletmeciligi AS 144A 5.38%, 11/15/24	106,095
	250,000	Puma International Financing SA 144A 5.00%, 01/24/26	252,405
	88,670	Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	100,679
	200,000	Yanlord Land HK Co. Ltd. Reg S 6.80%, 02/27/24	210,017
			976,711
South Africa: 1.2%
		Eskom Holdings SOC Ltd. 144A
	100,000	6.75%, 08/06/23	104,575
	100,000	7.13%, 02/11/25	104,958
	100,000	Gold Fields Orogen Holdings BVI Ltd. 144A 5.13%, 05/15/24 †	109,510
	150,000	MTN Mauritius Investments Ltd. 144A 4.76%, 11/11/24	159,515
EUR	100,000	Sappi Papier Holding GmbH Reg S 3.13%, 04/15/26	121,554
	100,000	Sasol Financing International Ltd. 4.50%, 11/14/22	102,500
	300,000	Sasol Financing USA LLC 5.88%, 03/27/24	320,505
	136,215	South Africa Ltd. 144A 3.00% 12/31/22	463
	100,000	Stillwater Mining Co. 144A 7.13%, 06/27/25	104,384
	100,000	Transnet SOC Ltd. 144A 4.00%, 07/26/22	102,259
			1,230,223
South Korea: 0.1%
	100,000	Woori Bank 144A 4.25% (US Treasury Yield Curve Rate T 5 Year+2.66%), 10/04/24 (o)	104,235
Spain: 3.5%
	100,000	Abanca Corp. Bancaria SA Reg S 6.13% (EUR Swap Annual 5 Year+5.93%), 01/18/29	132,653
	100,000	Abengoa SA 0.00%, 03/31/27 (s)	603
	100,000	ACS Actividades de Construccion y Servicios SA Reg S 1.38%, 06/17/25	122,255
Principal Amount			Value

Spain: (continued)
		Banco de Sabadell SA Reg S
EUR	100,000	1.75%, 05/10/24	$124,799
	100,000	5.38% (EUR Swap Annual 5 Year+5.10%), 12/12/28	132,042
	100,000	5.63%, 05/06/26	140,769
USD	150,000	BBVA Bancomer SA 144A 6.75%, 09/30/22	161,452
EUR	100,000	Cellnex Telecom SA 1.88%, 06/26/29	122,476
		Cellnex Telecom SA Reg S
	100,000	1.75%, 10/23/30	118,948
	100,000	2.38%, 01/16/24	126,763
	200,000	Cellnex Telecom SAU Reg S 3.13%, 07/27/22	250,278
	100,000	El Corte Ingles SA Reg S 3.00%, 03/15/24	122,284
	100,000	Ferrovial Netherlands BV Reg S 2.12% (EUR Swap Annual 5 Year+2.13%), 02/14/23 (o)	119,944
	100,000	Gestamp Funding Luxembourg SA Reg S 3.50%, 05/15/23	120,533
		Grifols SA Reg S
	100,000	2.25%, 11/15/27	122,637
	100,000	3.20%, 05/01/25	121,442
	125,000	Grupo Antolin-Irausa SA Reg S 3.25%, 04/30/24	151,256
	100,000	Lorca Telecom Bondco SA Reg S 4.00%, 09/18/27	122,927
	100,000	Naturgy Finance BV Reg S 4.13% (EUR Swap Annual 8 Year+3.35%), 11/18/22 (o)	126,677
	225,000	Repsol International Finance BV Reg S 4.50% (EUR Swap Annual 10 Year+4.20%), 03/25/75	296,801
		Telefonica Europe BV Reg S
	100,000	2.63% (EUR Swap Annual 5 Year+2.33%), 03/07/23 (o)	122,914
	100,000	3.00% (EUR Swap Annual 5 Year+2.45%), 09/04/23 (o)	124,079
	100,000	3.88% (EUR Swap Annual 8 Year+2.97%), 06/22/26 (o)	129,851
	200,000	4.38% (EUR Swap Annual 6 Year+4.11%), 12/14/24 (o)	261,844
	100,000	5.88% (EUR Swap Annual 10 Year+4.30%), 03/31/24 (o)	134,524
			3,510,751
Sweden: 0.8%
	100,000	Dometic Group AB Reg S 3.00%, 05/08/26	127,422
	100,000	Heimstaden Bostad AB Reg S 3.38% (EUR Swap Annual 5 Year+3.91%), 01/15/26 (o)	125,673
	200,000	Intrum AB Reg S 3.13%, 07/15/24	242,691
	100,000	Norican A/S Reg S 4.50%, 05/15/23	116,521

See Notes to Financial Statements

69

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Sweden: (continued)
EUR	100,000	Samhallsbyggnadsbolaget i Norden AB Reg S 2.62% (EUR Swap Annual 5 Year+2.81%), 01/30/25 (o)	$121,640
USD	100,000	Stena AB 144A 7.00%, 02/01/24 †	101,615
			835,562
Switzerland: 0.6%
	75,000	Consolidated Energy Finance SA 144A 6.88%, 06/15/25	75,422
EUR	125,000	Dufry One BV Reg S 2.50%, 10/15/24	148,909
	100,000	Holcim Finance Luxembourg SA Reg S 3.00% (Euribor ICE Swap Rate 5 Year+3.07%), 07/05/24 (o)	126,491
	100,000	Peach Property Finance GmbH Reg S 4.38%, 11/15/25	126,373
	100,000	Techem Verwaltungsgesellschaft 675 mbH Reg S 2.00%, 07/15/25	119,372
			596,567
Tanzania: 0.1%
		AngloGold Ashanti Holdings Plc
USD	50,000	5.13%, 08/01/22 †	52,400
	50,000	6.50%, 04/15/40	61,125
			113,525
Thailand: 0.2%
	200,000	Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	203,860
Trinidad and Tobago: 0.2%
	100,000	Trinidad Generation Unlimited 144A 5.25%, 11/04/27	103,200
	75,000	Trinidad Petroleum Holdings Ltd. 144A 9.75%, 06/15/26	84,415
			187,615
Turkey: 2.2%
	150,000	Akbank TAS 144A 5.13%, 03/31/25	149,699
	200,000	KOC Holding AS 144A 5.25%, 03/15/23	206,286
	200,000	TC Ziraat Bankasi AS 144A 5.13%, 05/03/22	202,656
	100,000	Turk Telekomunikasyon AS 144A 4.88%, 06/19/24	103,816
	100,000	Turkcell Iletisim Hizmetleri AS 144A 5.80%, 04/11/28 †	105,025
	200,000	Turkiye Garanti Bankasi AS 144A 5.25%, 09/13/22	205,592
		Turkiye Ihracat Kredi Bankasi AS 144A
Principal Amount			Value

Turkey: (continued)
USD	100,000	6.13%, 05/03/24	$101,847
	100,000	8.25%, 01/24/24	106,638
		Turkiye Is Bankasi AS 144A
	100,000	6.00%, 10/24/22	101,257
	150,000	6.13%, 04/25/24	153,269
	100,000	7.85%, 12/10/23	104,622
	100,000	Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26 †	110,665
		Turkiye Vakiflar Bankasi TAO 144A
	100,000	5.25%, 02/05/25	97,966
	100,000	5.75%, 01/30/23	101,500
	100,000	6.00%, 11/01/22	101,324
		Yapi ve Kredi Bankasi AS 144A
	100,000	5.50%, 12/06/22	100,684
	50,000	5.85%, 06/21/24	50,750
	50,000	7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31 †	50,722
			2,154,318
Ukraine: 0.4%
		Metinvest BV 144A
	150,000	7.75%, 04/23/23	158,250
	100,000	8.50%, 04/23/26	110,994
EUR	100,000	NAK Naftogaz Ukraine via Kondor Finance Plc Reg S 7.13%, 07/19/24	121,975
USD	9,000	Ukraine Railways Via Shortline Plc Reg S 9.88%, 09/15/21	9,103
			400,322
United Arab Emirates: 1.0%
	200,000	DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/01/25 (o)	219,700
	200,000	Emaar Sukuk Ltd. Reg S 3.64%, 09/15/26	206,357
	200,000	Emirates NBD Bank PJSC Reg S 6.13% (USD Swap Semi 30/360 6 Year+3.66%), 03/20/25 (o)	215,575
	250,000	NOVA Chemicals Corp. 144A 5.25%, 08/01/23	253,125
	100,000	Shelf Drilling Holdings Ltd. 144A 8.25%, 02/15/25	76,188
			970,945
United Kingdom: 8.1%
GBP	100,000	Amigo Luxembourg SA Reg S 7.63%, 01/15/24	118,379
	100,000	Anglian Water Osprey Financing Plc Reg S 4.00%, 03/08/26	140,965

See Notes to Financial Statements

70

Principal Amount			Value

United Kingdom: (continued)
GBP	100,000	Arqiva Broadcast Finance Plc Reg S 6.75%, 09/30/23	$143,294
USD	50,000	Aston Martin Capital Holdings Ltd. 144A 10.50%, 11/30/25	54,370
GBP	200,000	Bellis Acquisition Co. Plc Reg S 3.25%, 02/16/26	278,260
	100,000	Centrica Plc Reg S 5.25% (GBP Swap 5 Year+3.61%), 04/10/75	150,639
USD	200,000	Connect Finco SARL / Connect US Finco LLC 144A 6.75%, 10/01/26	209,190
GBP	100,000	Co-Operative Group Ltd. Reg S 5.13%, 05/17/24	148,842
USD	100,000	Drax Finco Plc 144A 6.63%, 11/01/25	103,438
EUR	100,000	G4S International Finance Plc Reg S 1.88%, 05/24/25	120,500
	100,000	Garfunkelux Holdco 3 SA Reg S 6.75%, 11/01/25	125,245
GBP	100,000	GKN Holdings Ltd. Reg S 4.63%, 05/12/32	149,460
	150,000	Heathrow Finance Plc Reg S 6.25%, 03/03/25	230,268
	100,000	Iceland Bondco Plc Reg S 4.63%, 03/15/25	136,872
EUR	200,000	INEOS Group Holdings SA Reg S 5.38%, 08/01/24	243,672
	200,000	INEOS Styrolution Group GmbH Reg S 2.25%, 01/16/27	235,696
		International Consolidated Airlines Group SA Reg S
	100,000	0.50%, 07/04/23	116,362
	100,000	1.50%, 07/04/27	109,410
GBP	100,000	Jerrold Finco Plc Reg S 4.88%, 01/15/26	142,412
	100,000	Ladbrokes Group Finance Plc Reg S 5.13%, 09/16/22	145,222
		Lloyds Banking Group Plc 144A
USD	50,000	6.41% (ICE LIBOR USD 3 Month+1.50%), 10/01/35 (o)	67,152
	50,000	6.66% (ICE LIBOR USD 3 Month+1.27%), 05/21/37 (o)	68,715
EUR	100,000	Louvre Bidco SAS Reg S 4.25%, 09/30/24	121,075
GBP	150,000	Marks & Spencer Plc Reg S 6.00%, 06/12/25	234,343
USD	200,000	Motion Bondco DAC 144A 6.63%, 11/15/27 †	203,000
EUR	200,000	Nexi SpA Reg S 1.75%, 10/31/24	245,311
Principal Amount			Value

United Kingdom: (continued)
		NGG Finance Plc Reg S
EUR	100,000	2.13% (EUR Swap Annual 5 Year+2.53%), 09/05/82	$122,997
GBP	100,000	5.63% (GBP Swap 12 Year+3.48%), 06/18/73	155,680
	100,000	Pinewood Finance Co. Ltd. Reg S 3.25%, 09/30/25	141,138
EUR	100,000	Playtech Plc Reg S 3.75%, 10/12/23	122,507
		Rolls-Royce Plc Reg S
	100,000	0.88%, 05/09/24	116,846
	200,000	1.63%, 05/09/28	221,770
GBP	100,000	5.75%, 10/15/27	150,838
USD	100,000	Standard Chartered Plc 144A 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o) †	134,750
GBP	100,000	Stonegate Pub Co Financing 2019 PLC Reg S 8.00%, 07/13/25	144,762
EUR	104,875	Summer BidCo BV Reg S 9.75% 11/15/25	129,478
USD	200,000	Telenet Finance Luxembourg Notes SARL 144A 5.50%, 03/01/28	212,300
GBP	100,000	Travis Perkins Plc Reg S 4.50%, 09/07/23	148,241
EUR	100,000	United Group BV Reg S 4.88%, 07/01/24	122,354
USD	100,000	UPC Holding BV 144A 5.50%, 01/15/28	104,063
	200,000	Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25	198,657
	150,000	Virgin Media Finance Plc 144A 5.00%, 07/15/30	149,749
		Virgin Media Secured Finance Plc 144A
GBP	125,000	5.50%, 08/15/26 †	129,857
	100,000	5.50%, 05/15/29	107,050
	100,000	Virgin Media Secured Finance Plc Reg S 5.00%, 04/15/27	145,032
USD	200,000	Vmed O2 UK Financing I Plc 144A 4.25%, 01/31/31	193,750
GBP	100,000	Vmed O2 UK Financing I Plc Reg S 4.00%, 01/31/29	138,926
USD	175,000	Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	213,479
		Vodafone Group Plc Reg S
EUR	300,000	3.10% (EUR Swap Annual 5 Year+2.67%), 01/03/79	376,546
USD	200,000	6.25% (USD Swap Semi 30/360 5 Year+3.05%), 10/03/78	221,343

See Notes to Financial Statements

71

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

United Kingdom: (continued)
GBP	100,000	William Hill Plc Reg S 4.88%, 09/07/23	$148,882
			8,093,087
United States: 3.6%
USD	100,000	AES Gener SA 144A 7.13% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	105,961
GBP	44,545	Cabot Financial Luxembourg SA Reg S 7.50%, 10/01/23	63,047
EUR	150,000	Cirsa Finance International SARL 144A 6.25%, 12/20/23	183,457
	100,000	Constellium SE Reg S 4.25%, 02/15/26	123,020
USD	100,000	Cott Holdings, Inc. 144A 5.50%, 04/01/25	102,897
EUR	100,000	DEMIRE Deutsche Mittelstand Real Estate AG Reg S 1.88%, 10/15/24	118,080
USD	100,000	Empresa Electrica Guacolda SA 144A 4.56%, 04/30/25	78,914
	100,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	99,524
	25,000	Enstar Finance LLC 5.75% (US Treasury Yield Curve Rate T 5 Year+5.47%), 09/01/40	26,406
EUR	150,000	FCE Bank Plc Reg S 1.62%, 05/11/23	183,675
USD	100,000	Garda World Security Corp. 144A 4.63%, 02/15/27	100,125
EUR	100,000	IPD 3 BV Reg S 5.50%, 12/01/25	125,210
USD	50,000	James Hardie International Finance DAC 144A 5.00%, 01/15/28	53,158
		JBS Investments II GmbH 144A
	100,000	5.75%, 01/15/28	106,396
	100,000	7.00%, 01/15/26	106,605
	200,000	LCPR Senior Secured Financing DAC 144A 6.75%, 10/15/27	215,262
Principal Amount			Value

United States: (continued)
USD	200,000	MGM China Holdings Ltd. 144A 5.88%, 05/15/26	$210,468
	100,000	Mong Duong Finance Holdings BV 144A 5.13%, 05/07/29	101,017
EUR	100,000	Nouryon Holding BV Reg S 6.50%, 10/01/26	126,557
	100,000	Platin 1426 GmbH Reg S 5.38%, 06/15/23	121,663
	100,000	Q-Park Holding I BV Reg S 2.00%, 03/01/27	113,309
USD	25,000	Resolute Forest Products, Inc. 144A 4.88%, 03/01/26 †	25,531
EUR	100,000	Sigma Holdco BV Reg S 5.75%, 05/15/26	117,203
		Telesat Canada / Telesat LLC 144A
USD	50,000	4.88%, 06/01/27	48,875
	50,000	6.50%, 10/15/27	49,188
		Verisure Holding AB Reg S
EUR	150,000	3.50%, 05/15/23	182,534
	150,000	3.88%, 07/15/26	185,219
	100,000	Viridian Group FinanceCo Plc / Viridian Power & Energy Holdings DAC Reg S 4.00%, 09/15/25	121,927
		Wynn Macau Ltd. 144A
USD	100,000	5.13%, 12/15/29	101,928
	100,000	5.50%, 01/15/26	105,250
	200,000	5.50%, 10/01/27	210,100
			3,612,506
Zambia: 0.5%
		First Quantum Minerals Ltd. 144A
	100,000	6.88%, 03/01/26	105,237
	200,000	7.50%, 04/01/25	207,875
	200,000	First Quantum Minerals Ltd. 144A 7.25%, 04/01/23	204,000
			517,112
Total Corporate Bonds (Cost: $94,908,713)			99,083,882

See Notes to Financial Statements

72

Number of Shares		Value

COMMON STOCK: 0.0% (Cost: $5,626)
Canada: 0.0%
988	Tervita Corp. * †	$4,216
Total Investments Before Collateral for Securities Loaned: 98.8% (Cost: $94,914,339)		99,088,098
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.2% (Cost: $2,171,152)
Money Market Fund: 2.2%
2,171,152	State Street Navigator Securities Lending Government Money Market Portfolio	$2,171,152
Total Investments: 101.0% (Cost: $97,085,491)		101,259,250
Liabilities in excess of other assets: (1.0)%		(986,059)
NET ASSETS: 100.0%		$100,273,191

Definitions:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Footnotes:
(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
^	Zero Coupon Bond
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,162,767.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $34,246,944, or 34.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	8.5%	$8,400,151
Consumer Cyclicals	7.2	7,134,283
Consumer Non-Cyclicals	3.7	3,692,015
Energy	9.6	9,491,587
Financials	33.5	33,203,173
Healthcare	2.5	2,428,175
Industrials	11.7	11,632,165
Real Estate	7.0	6,961,051
Technology	11.6	11,522,776
Utilities	4.7	4,622,722
	100.0%	$99,088,098

See Notes to Financial Statements

73

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$661,806	$—	$661,806
Australia	—	427,726	—	427,726
Austria	—	294,232	—	294,232
Azerbaijan	—	248,522	—	248,522
Bahamas	—	223,568	—	223,568
Bahrain	—	137,421	—	137,421
Belgium	—	376,658	—	376,658
Bermuda	—	207,261	—	207,261
Brazil	—	7,787,653	—	7,787,653
British Virgin Islands	—	911,160	—	911,160
Bulgaria	—	129,876	—	129,876
Burkina Faso	—	26,032	—	26,032
Canada	—	5,225,906	0	5,225,906
Cayman Islands	—	419,838	—	419,838
Chile	—	158,305	—	158,305
China / Hong Kong	—	9,099,583	—	9,099,583
Colombia	—	1,035,995	—	1,035,995
Curacao	—	76,555	—	76,555
Cyprus	—	526,062	—	526,062
Czech Republic	—	245,863	—	245,863
Denmark	—	215,444	—	215,444
Finland	—	686,081	—	686,081
France	—	6,603,303	—	6,603,303
Georgia	—	106,842	—	106,842
Germany	—	5,539,272	—	5,539,272
Ghana	—	174,750	—	174,750
Greece	—	633,998	—	633,998
Guatamala	—	105,502	—	105,502
Hungary	—	123,552	—	123,552
India	—	2,244,857	—	2,244,857
Indonesia	—	706,465	—	706,465
Ireland	—	884,589	—	884,589
Israel	—	1,915,507	—	1,915,507
Italy	—	8,431,236	—	8,431,236
Japan	—	1,590,796	—	1,590,796
Jersey, Channel Islands	—	589,982	—	589,982
Kazakhstan	—	399,264	—	399,264
Kuwait	—	197,000	—	197,000
Liechtenstein	—	126,626	—	126,626
Luxembourg	—	5,432,163	—	5,432,163
Mauritius	—	218,500	—	218,500
Mexico	—	4,223,838	—	4,223,838
Morocco	—	284,664	—	284,664
Netherlands	—	2,132,059	—	2,132,059
Norway	—	249,359	—	249,359
Oman	—	442,286	—	442,286
Panama	—	106,508	—	106,508
Peru	—	287,743	—	287,743
Poland	—	122,848	—	122,848
Portugal	—	513,576	—	513,576
Qatar	—	203,598	—	203,598
Romania	—	120,618	—	120,618
Russia	—	1,532,320	—	1,532,320
Saudi Arabia	—	211,375	—	211,375
Singapore	—	976,711	—	976,711
South Africa	—	1,230,223	—	1,230,223
South Korea	—	104,235	—	104,235
Spain	—	3,510,751	—	3,510,751
Sweden	—	835,562	—	835,562

See Notes to Financial Statements

74

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Switzerland	$—	$596,567	$—	$596,567
Tanzania	—	113,525	—	113,525
Thailand	—	203,860	—	203,860
Trinidad and Tobago	—	187,615	—	187,615
Turkey	—	2,154,318	—	2,154,318
Ukraine	—	400,322	—	400,322
United Arab Emirates	—	970,945	—	970,945
United Kingdom	—	8,093,087	—	8,093,087
United States	—	3,612,506	—	3,612,506
Zambia	—	517,112	—	517,112
Common Stock*	4,216	—	—	4,216
Money Market Fund	2,171,152	—	—	2,171,152
Total	$2,175,368	$99,083,882	$0	$101,259,250

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

75

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

FLOATING RATE NOTES: 99.8%
Australia: 4.1%
$1,050,000	ASB Bank Ltd. 144A 1.15% (ICE LIBOR USD 3 Month+.97%), 06/14/23	$1,066,486
	Australia & New Zealand Banking Group Ltd. 144A
1,025,000	0.67% (ICE LIBOR USD 3 Month+.49%), 11/21/22	1,031,967
590,000	0.89% (ICE LIBOR USD 3 Month+.71%), 05/19/22	593,971
	Commonwealth Bank of Australia 144A
725,000	0.88% (ICE LIBOR USD 3 Month+.70%), 03/10/22	728,835
1,190,000	0.89% (ICE LIBOR USD 3 Month+.70%), 03/16/23	1,202,587
631,000	Macquarie Bank Ltd. 144A 0.63% (ICE LIBOR USD 3 Month+.45%), 11/24/21	632,249
	Macquarie Group Ltd. 144A
2,200,000	1.21% (ICE LIBOR USD 3 Month+1.02%), 11/28/23	2,221,868
2,725,000	1.54% (ICE LIBOR USD 3 Month+1.35%), 03/27/24	2,771,488
	National Australia Bank Ltd. 144A
1,950,000	0.59% (ICE LIBOR USD 3 Month+.41%), 12/13/22	1,959,454
1,100,000	0.79% (ICE LIBOR USD 3 Month+.60%), 04/12/23	1,110,752
650,000	0.89% (ICE LIBOR USD 3 Month+.71%), 11/04/21	652,256
625,000	0.90% (ICE LIBOR USD 3 Month+.72%), 05/22/22	629,326
575,000	1.08% (ICE LIBOR USD 3 Month+.89%), 01/10/22	578,507
	Westpac Banking Corp.
1,500,000	0.58% (ICE LIBOR USD 3 Month+.39%), 01/13/23	1,508,337
1,025,000	0.76% (ICE LIBOR USD 3 Month+.57%), 01/11/23	1,032,846
675,000	0.90% (ICE LIBOR USD 3 Month+.71%), 06/28/22	680,485
1,600,000	0.91% (ICE LIBOR USD 3 Month+.72%), 05/15/23	1,619,017
2,500,000	0.96% (ICE LIBOR USD 3 Month+.77%), 02/26/24	2,540,201
585,000	1.04% (ICE LIBOR USD 3 Month+.85%), 01/11/22	588,308
		23,148,940
Canada: 7.5%
	Bank of Montreal
2,000,000	0.36% (United States Secured Overnight Financing Rate+.35%), 12/08/23	2,001,885
2,800,000	0.69% (United States Secured Overnight Financing Rate+.68%), 03/10/23	2,826,505
698,000	0.77% (ICE LIBOR USD 3 Month+.57%), 03/26/22	701,205
Principal Amount		Value

Canada: (continued)
	Bank of Nova Scotia
$2,100,000	0.46% (United States Secured Overnight Financing Rate+.45%), 04/15/24	$2,101,460
5,250,000	0.56% (United States Secured Overnight Financing Rate+.55%), 09/15/23	5,277,547
700,000	0.82% (ICE LIBOR USD 3 Month+.64%), 03/07/22	703,662
	Canadian Imperial Bank of Commerce
2,000,000	0.41% (United States Secured Overnight Financing Rate+.40%), 12/14/23	2,001,049
2,425,000	0.81% (United States Secured Overnight Financing Rate+.80%), 03/17/23	2,446,690
2,500,000	0.84% (ICE LIBOR USD 3 Month+.66%), 09/13/23	2,536,045
700,000	0.91% (ICE LIBOR USD 3 Month+.72%), 06/16/22	705,165
	Enbridge, Inc.
950,000	0.41% (United States Secured Overnight Financing Rate+.40%), 02/17/23	951,461
1,000,000	0.69% (ICE LIBOR USD 3 Month+.50%), 02/18/22	1,002,973
1,025,000	Rogers Communications, Inc. 0.79% (ICE LIBOR USD 3 Month+.60%), 03/22/22	1,028,542
	Royal Bank of Canada
2,300,000	0.31% (United States Secured Overnight Financing Rate+.30%), 01/19/24	2,296,849
4,950,000	0.46% (United States Secured Overnight Financing Rate+.45%), 10/26/23	4,970,412
1,725,000	0.55% (ICE LIBOR USD 3 Month+.36%), 01/17/23	1,732,605
625,000	0.65% (ICE LIBOR USD 3 Month+.47%), 04/29/22	627,791
575,000	0.91% (ICE LIBOR USD 3 Month+.73%), 02/01/22	577,865
	Toronto-Dominion Bank
1,150,000	0.25% (United States Secured Overnight Financing Rate+.24%), 01/06/23	1,151,027
2,500,000	0.37% (United States Secured Overnight Financing Rate+.35%), 03/04/24	2,504,999
1,650,000	0.46% (United States Secured Overnight Financing Rate+.45%), 09/28/23	1,657,029
1,975,000	0.49% (United States Secured Overnight Financing Rate+.48%), 01/27/23	1,984,606
		41,787,372

See Notes to Financial Statements

76

Principal Amount		Value

Cayman Islands: 0.4%
$2,000,000	MassMutual Global Funding II 144A 0.37% (United States Secured Overnight Financing Rate+.36%), 04/12/24	$2,003,851
China / Hong Kong: 0.9%
	Tencent Holdings Ltd. 144A
1,100,000	0.79% (ICE LIBOR USD 3 Month+.60%), 01/19/23	1,104,136
3,700,000	1.10% (ICE LIBOR USD 3 Month+.91%), 04/11/24 †	3,715,355
		4,819,491
France: 1.2%
825,000	BPCE SA 1.07% (ICE LIBOR USD 3 Month+.88%), 05/31/22	832,124
	BPCE SA 144A
575,000	0.45% (United States Secured Overnight Financing Rate+.44%), 02/17/22	575,908
575,000	1.40% (ICE LIBOR USD 3 Month+1.22%), 05/22/22	580,998
2,500,000	1.42% (ICE LIBOR USD 3 Month+1.24%), 09/12/23	2,550,997
550,000	BPCE SA Reg S 0.45% (United States Secured Overnight Financing Rate+.44%), 02/17/22	550,869
1,825,000	Credit Agricole SA 144A 1.20% (ICE LIBOR USD 3 Month+1.02%), 04/24/23	1,851,396
		6,942,292
Germany: 2.4%
6,200,000	Bayer US Finance II LLC 144A 1.19% (ICE LIBOR USD 3 Month+1.01%), 12/15/23	6,284,135
1,050,000	BMW Finance NV 144A 0.99% (ICE LIBOR USD 3 Month+.79%), 08/12/22	1,058,677
	Daimler Finance North America LLC 144A
575,000	0.87% (ICE LIBOR USD 3 Month+.67%), 11/05/21	576,673
825,000	1.06% (ICE LIBOR USD 3 Month+.88%), 02/22/22	830,595
1,850,000	1.09% (ICE LIBOR USD 3 Month+.90%), 02/15/22	1,861,077
900,000	Deutsche Bank AG 1.38% (ICE LIBOR USD 3 Month+1.19%), 11/16/22	906,402
1,100,000	Siemens Financieringsmaatschappij NV 144A 0.80% (ICE LIBOR USD 3 Month+.61%), 03/16/22	1,105,885
910,000	Volkswagen Group of America Finance LLC 144A 1.14% (ICE LIBOR USD 3 Month+.94%), 11/12/21	913,993
		13,537,437
Principal Amount		Value

Japan: 7.5%
	American Honda Finance Corp.
$630,000	0.64% (ICE LIBOR USD 3 Month+.45%), 02/15/22	$632,005
675,000	0.73% (ICE LIBOR USD 3 Month+.54%), 06/27/22	678,835
	Mitsubishi UFJ Financial Group, Inc.
590,000	0.88% (ICE LIBOR USD 3 Month+.70%), 03/07/22	593,052
1,500,000	0.93% (ICE LIBOR USD 3 Month+.74%), 03/02/23	1,511,874
1,425,000	0.97% (ICE LIBOR USD 3 Month+.79%), 07/25/22	1,435,266
3,575,000	1.04% (ICE LIBOR USD 3 Month+.86%), 07/26/23	3,622,312
625,000	1.10% (ICE LIBOR USD 3 Month+.92%), 02/22/22	629,204
	Mizuho Financial Group, Inc.
5,975,000	0.82% (ICE LIBOR USD 3 Month+.63%), 05/25/24	6,002,841
1,700,000	0.98% (ICE LIBOR USD 3 Month+.79%), 03/05/23	1,718,641
1,050,000	1.02% (ICE LIBOR USD 3 Month+.84%), 07/16/23	1,057,054
2,475,000	1.03% (ICE LIBOR USD 3 Month+.85%), 09/13/23	2,494,265
2,275,000	1.06% (ICE LIBOR USD 3 Month+.88%), 09/11/22	2,297,015
1,550,000	1.13% (ICE LIBOR USD 3 Month+.94%), 02/28/22	1,560,474
3,550,000	1.18% (ICE LIBOR USD 3 Month+1.00%), 09/11/24	3,595,300
700,000	Nissan Motor Acceptance Corp. 144A 1.08% (ICE LIBOR USD 3 Month+.89%), 01/13/22	702,301
	Sumitomo Mitsui Financial Group, Inc.
1,025,000	0.93% (ICE LIBOR USD 3 Month+.74%), 10/18/22	1,032,418
1,050,000	0.93% (ICE LIBOR USD 3 Month+.74%), 01/17/23	1,058,134
675,000	0.97% (ICE LIBOR USD 3 Month+.78%), 07/12/22	679,913
4,200,000	0.98% (ICE LIBOR USD 3 Month+.80%), 10/16/23 †	4,254,528
1,100,000	1.05% (ICE LIBOR USD 3 Month+.86%), 07/19/23	1,113,056
	Toyota Motor Credit Corp.
2,350,000	0.24% (United States Secured Overnight Financing Rate+.23%), 12/13/21 †	2,351,382
875,000	0.31% (United States Secured Overnight Financing Rate+.30%), 06/13/22	876,334
925,000	0.35% (ICE LIBOR USD 3 Month+.15%), 02/14/22 †	925,853
1,325,000	0.66% (ICE LIBOR USD 3 Month+.48%), 09/08/22 †	1,332,643
		42,154,700

See Notes to Financial Statements

77

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Netherlands: 2.5%
	Cooperatieve Rabobank UA
$3,750,000	0.31% (United States Secured Overnight Financing Rate+.30%), 01/12/24	$3,754,057
625,000	1.02% (ICE LIBOR USD 3 Month+.83%), 01/10/22	628,641
	ING Groep NV
2,500,000	1.19% (ICE LIBOR USD 3 Month+1.00%), 10/02/23 †	2,539,412
1,190,000	1.34% (ICE LIBOR USD 3 Month+1.15%), 03/29/22	1,200,725
2,500,000	Shell International Finance BV 0.59% (ICE LIBOR USD 3 Month+.40%), 11/13/23	2,516,218
3,300,000	Siemens Financieringsmaatschappij NV 144A 0.44% (United States Secured Overnight Financing Rate+.43%), 03/11/24	3,321,453
		13,960,506
Norway: 0.2%
1,250,000	DNB Bank ASA 144A 0.81% (ICE LIBOR USD 3 Month+.62%), 12/02/22	1,260,622
Singapore: 0.1%
675,000	DBS Group Holdings Ltd. 144A 0.80% (ICE LIBOR USD 3 Month+.62%), 07/25/22	678,522
Spain: 0.5%
	Banco Santander SA
1,000,000	1.27% (ICE LIBOR USD 3 Month+1.09%), 02/23/23	1,013,059
1,000,000	1.31% (ICE LIBOR USD 3 Month+1.12%), 04/12/23	1,014,587
600,000	1.75% (ICE LIBOR USD 3 Month+1.56%), 04/11/22	607,131
		2,634,777
Sweden: 0.3%
1,075,000	Skandinaviska Enskilda Banken AB 144A 0.83% (ICE LIBOR USD 3 Month+.65%), 12/12/22	1,083,570
675,000	Swedbank AB 144A 0.88% (ICE LIBOR USD 3 Month+.70%), 03/14/22	678,465
		1,762,035
Switzerland: 4.1%
2,300,000	Credit Suisse AG 0.46% (United States Secured Overnight Financing Rate+.45%), 02/04/22	2,299,252
	Credit Suisse Group AG 144A
2,500,000	1.38% (ICE LIBOR USD 3 Month+1.20%), 12/14/23	2,525,769
4,100,000	1.42% (ICE LIBOR USD 3 Month+1.24%), 06/12/24	4,153,682
	UBS Group AG 144A
4,950,000	0.38% (United States Secured Overnight Financing Rate+.36%), 02/09/24	4,952,727
Principal Amount		Value

Switzerland: (continued)
$6,200,000	1.14% (ICE LIBOR USD 3 Month+.95%), 08/15/23	$6,260,217
2,200,000	1.40% (ICE LIBOR USD 3 Month+1.22%), 05/23/23	2,223,946
575,000	1.71% (ICE LIBOR USD 3 Month+1.53%), 02/01/22	581,510
		22,997,103
United Kingdom: 7.0%
	Barclays Plc
8,175,000	1.57% (ICE LIBOR USD 3 Month+1.38%), 05/16/24	8,306,783
1,500,000	1.62% (ICE LIBOR USD 3 Month+1.43%), 02/15/23	1,511,350
1,500,000	1.81% (ICE LIBOR USD 3 Month+1.62%), 01/10/23	1,512,648
1,600,000	BAT Capital Corp. 1.07% (ICE LIBOR USD 3 Month+.88%), 08/15/22	1,610,875
	HSBC Holdings Plc
10,275,000	1.19% (ICE LIBOR USD 3 Month+1.00%), 05/18/24	10,383,832
2,750,000	1.41% (ICE LIBOR USD 3 Month+1.23%), 03/11/25	2,800,197
3,800,000	1.56% (ICE LIBOR USD 3 Month+1.38%), 09/12/26	3,903,813
600,000	1.69% (ICE LIBOR USD 3 Month+1.50%), 01/05/22	605,353
1,550,000	Jackson National Life Global Funding 144A 0.61% (United States Secured Overnight Financing Rate+.60%), 01/06/23	1,556,911
1,000,000	Reckitt Benckiser Treasury Services Plc 144A 0.75% (ICE LIBOR USD 3 Month+.56%), 06/24/22	1,005,770
	Standard Chartered Plc 144A
1,650,000	1.26% (United States Secured Overnight Financing Rate+1.25%), 10/14/23	1,665,800
1,200,000	1.34% (ICE LIBOR USD 3 Month+1.15%), 01/20/23	1,207,268
2,900,000	1.38% (ICE LIBOR USD 3 Month+1.20%), 09/10/22 †	2,909,645
		38,980,245
United States: 61.1%
3,150,000	7-Eleven, Inc. 144A 0.65% (ICE LIBOR USD 3 Month+.45%), 08/10/22	3,152,048
	AbbVie, Inc.
875,000	0.64% (ICE LIBOR USD 3 Month+.46%), 11/19/21	876,293
1,500,000	0.83% (ICE LIBOR USD 3 Month+.65%), 11/21/22	1,509,701
3,000,000	American Electric Power Co., Inc. 0.66% (ICE LIBOR USD 3 Month+.48%), 11/01/23	3,003,840

See Notes to Financial Statements

78

Principal Amount		Value

United States: (continued)
	American Express Co.
$1,175,000	0.80% (ICE LIBOR USD 3 Month+.60%), 11/05/21	$1,177,651
1,085,000	0.80% (ICE LIBOR USD 3 Month+.62%), 05/20/22	1,090,362
2,500,000	0.93% (ICE LIBOR USD 3 Month+.75%), 08/03/23	2,530,690
1,100,000	American Honda Finance Corp. 0.33% (ICE LIBOR USD 3 Month+.15%), 02/22/23	1,099,415
	Apple, Inc.
895,000	0.55% (ICE LIBOR USD 3 Month+.35%), 05/11/22	898,134
1,200,000	0.69% (ICE LIBOR USD 3 Month+.50%), 02/09/22	1,204,675
	AT&T, Inc.
2,500,000	0.65% (United States Secured Overnight Financing Rate+.64%), 03/25/24	2,504,187
8,375,000	1.36% (ICE LIBOR USD 3 Month+1.18%), 06/12/24	8,558,161
725,000	Athene Global Funding 144A 1.42% (ICE LIBOR USD 3 Month+1.23%), 07/01/22	733,243
2,300,000	Atmos Energy Corp. 0.57% (ICE LIBOR USD 3 Month+.38%), 03/09/23	2,301,418
	Bank of America Corp.
3,000,000	0.70% (United States Secured Overnight Financing Rate+.69%), 04/22/25	3,009,689
2,500,000	0.74% (United States Secured Overnight Financing Rate+.73%), 10/24/24	2,513,050
1,150,000	0.85% (ICE LIBOR USD 3 Month+.65%), 06/25/22	1,151,033
7,350,000	0.97% (ICE LIBOR USD 3 Month+.77%), 02/05/26	7,403,703
7,425,000	0.98% (ICE LIBOR USD 3 Month+.79%), 03/05/24	7,491,572
2,750,000	1.13% (ICE LIBOR USD 3 Month+.96%), 07/23/24 †	2,786,590
3,025,000	1.18% (ICE LIBOR USD 3 Month+1.00%), 04/24/23	3,048,668
1,525,000	1.35% (ICE LIBOR USD 3 Month+1.16%), 01/20/23	1,536,414
1,050,000	1.37% (ICE LIBOR USD 3 Month+1.18%), 10/21/22	1,055,157
2,500,000	Bank of New York Mellon Corp. 1.24% (ICE LIBOR USD 3 Month+1.05%), 10/30/23	2,534,180
675,000	Becton Dickinson and Co. 1.21% (ICE LIBOR USD 3 Month+1.03%), 06/06/22	681,015
2,500,000	BMW US Capital LLC 144A 0.54% (United States Secured Overnight Financing Rate+.53%), 04/01/24	2,514,791
Principal Amount		Value

United States: (continued)
	Caterpillar Financial Services Corp.
$905,000	0.40% (ICE LIBOR USD 3 Month+.20%), 11/12/21	$906,227
717,000	0.41% (ICE LIBOR USD 3 Month+.22%), 01/06/22	717,806
2,050,000	CenterPoint Energy Resources Corp 0.68% (ICE LIBOR USD 3 Month+.50%), 03/02/23	2,050,559
4,300,000	Charles Schwab Corp. 0.51% (United States Secured Overnight Financing Rate+.50%), 03/18/24	4,329,083
2,500,000	Chevron USA, Inc. 0.40% (ICE LIBOR USD 3 Month+.20%), 08/11/23	2,506,672
1,500,000	Cigna Corp. 1.07% (ICE LIBOR USD 3 Month+.89%), 07/15/23	1,518,883
1,850,000	Citibank NA 0.78% (ICE LIBOR USD 3 Month+.60%), 05/20/22	1,859,223
	Citigroup, Inc.
2,725,000	0.74% (ICE LIBOR USD 3 Month+.55%), 08/25/36	2,334,243
950,000	0.88% (United States Secured Overnight Financing Rate+.87%), 11/04/22	953,453
1,600,000	1.13% (ICE LIBOR USD 3 Month+.95%), 07/24/23	1,613,004
1,475,000	1.14% (ICE LIBOR USD 3 Month+.96%), 04/25/22	1,486,217
5,469,000	1.21% (ICE LIBOR USD 3 Month+1.02%), 06/01/24	5,536,370
925,000	1.25% (ICE LIBOR USD 3 Month+1.07%), 12/08/21	929,971
8,150,000	1.29% (ICE LIBOR USD 3 Month+1.10%), 05/17/24	8,263,986
3,275,000	1.45% (ICE LIBOR USD 3 Month+1.25%), 07/01/26	3,359,573
9,900,000	1.62% (ICE LIBOR USD 3 Month+1.43%), 09/01/23	10,052,623
2,475,000	Comcast Corp. 0.81% (ICE LIBOR USD 3 Month+.63%), 04/15/24	2,504,273
700,000	ConocoPhillips Co. 1.10% (ICE LIBOR USD 3 Month+.90%), 05/15/22	705,899
3,300,000	Credit Suisse AG 0.40% (United States Secured Overnight Financing Rate+.39%), 02/02/24	3,288,958
4,975,000	Dominion Energy, Inc. 0.71% (ICE LIBOR USD 3 Month+.53%), 09/15/23	4,979,881
925,000	Duke Energy Progress LLC 0.37% (ICE LIBOR USD 3 Month+.18%), 02/18/22	924,927

See Notes to Financial Statements

79

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$1,250,000	Equitable Financial Life Global Funding 144A 0.40% (United States Secured Overnight Financing Rate+.39%), 04/06/23	$1,250,689
	Exxon Mobil Corp.
1,525,000	0.52% (ICE LIBOR USD 3 Month+.33%), 08/16/22 †	1,531,018
600,000	0.55% (ICE LIBOR USD 3 Month+.37%), 03/06/22 †	602,193
6,300,000	Florida Power & Light Co. 0.56% (ICE LIBOR USD 3 Month+.38%), 07/28/23	6,300,273
4,650,000	General Electric Capital Corp. 0.58% (ICE LIBOR USD 3 Month+.38%), 05/05/26	4,530,623
	General Motors Financial Co., Inc.
2,500,000	1.22% (United States Secured Overnight Financing Rate+1.20%), 11/17/23	2,537,975
650,000	1.51% (ICE LIBOR USD 3 Month+1.31%), 06/30/22	657,098
625,000	1.74% (ICE LIBOR USD 3 Month+1.55%), 01/14/22	630,326
2,525,000	Gilead Sciences, Inc. 0.71% (ICE LIBOR USD 3 Month+.52%), 09/29/23	2,527,770
	Goldman Sachs Group, Inc.
1,400,000	0.42% (United States Secured Overnight Financing Rate+.41%), 01/27/23	1,399,864
1,650,000	0.56% (United States Secured Overnight Financing Rate+.54%), 11/17/23	1,651,183
2,300,000	0.59% (United States Secured Overnight Financing Rate+.58%), 03/08/24	2,302,964
5,175,000	0.93% (ICE LIBOR USD 3 Month+.75%), 02/23/23	5,216,451
2,425,000	0.97% (ICE LIBOR USD 3 Month+.78%), 10/31/22	2,431,777
1,700,000	1.18% (ICE LIBOR USD 3 Month+1.00%), 07/24/23	1,713,765
1,600,000	1.24% (ICE LIBOR USD 3 Month+1.05%), 06/05/23	1,612,409
7,500,000	1.36% (ICE LIBOR USD 3 Month+1.17%), 05/15/26	7,628,267
8,900,000	1.79% (ICE LIBOR USD 3 Month+1.60%), 11/29/23	9,171,138
5,000,000	1.93% (ICE LIBOR USD 3 Month+1.75%), 10/28/27	5,231,669
2,450,000	Hartford Financial Services Group, Inc. 144A 2.32% (ICE LIBOR USD 3 Month+2.12%), 02/12/47	2,358,195
	Honeywell International, Inc.
1,100,000	0.41% (ICE LIBOR USD 3 Month+.23%), 08/19/22	1,100,777
Principal Amount		Value

United States: (continued)
$1,350,000	0.56% (ICE LIBOR USD 3 Month+.37%), 08/08/22 †	$1,355,421
1,400,000	Hyatt Hotels Corp. 3.19% (ICE LIBOR USD 3 Month+3.00%), 09/01/22	1,408,982
1,050,000	Intel Corp. 0.55% (ICE LIBOR USD 3 Month+.35%), 05/11/22	1,052,816
1,300,000	International Business Machines Corp. 0.77% (ICE LIBOR USD 3 Month+.58%), 11/06/21 †	1,303,667
	JPMorgan Chase & Co.
4,300,000	0.59% (United States Secured Overnight Financing Rate+.58%), 03/16/24	4,314,939
2,500,000	0.90% (United States Secured Overnight Financing Rate+.89%), 04/22/27	2,512,962
2,500,000	0.90% (ICE LIBOR USD 3 Month+.73%), 04/23/24	2,518,658
2,745,000	1.04% (ICE LIBOR USD 3 Month+.85%), 01/10/25	2,782,702
5,200,000	1.06% (ICE LIBOR USD 3 Month+.89%), 07/23/24	5,268,509
3,800,000	1.08% (ICE LIBOR USD 3 Month+.90%), 04/25/23	3,826,003
1,025,000	1.18% (ICE LIBOR USD 3 Month+1.00%), 01/15/23	1,031,162
3,100,000	1.19% (ICE LIBOR USD 3 Month+1.00%), 05/15/47	2,707,695
9,900,000	1.41% (ICE LIBOR USD 3 Month+1.23%), 10/24/23 †	10,043,243
3,250,000	LYB International Finance III LLC 1.20% (ICE LIBOR USD 3 Month+1.00%), 10/01/23	3,257,667
725,000	MassMutual Global Funding II 144A 0.35% (ICE LIBOR USD 3 Month+.15%), 01/07/22	725,536
1,100,000	Met Tower Global Funding 144A 0.56% (United States Secured Overnight Financing Rate+.55%), 01/17/23	1,105,833
3,100,000	Metropolitan Life Global Funding I 144A 0.33% (United States Secured Overnight Financing Rate+.32%), 01/07/24	3,107,956
1,975,000	0.58% (United States Secured Overnight Financing Rate+.57%), 01/13/23	1,986,340
	Morgan Stanley
4,650,000	0.71% (United States Secured Overnight Financing Rate+.70%), 01/20/23	4,662,684
825,000	0.84% (United States Secured Overnight Financing Rate+.83%), 06/10/22	825,541
2,650,000	1.11% (ICE LIBOR USD 3 Month+.93%), 07/22/22	2,654,220

See Notes to Financial Statements

80

Principal Amount		Value

United States: (continued)
$9,545,000	1.41% (ICE LIBOR USD 3 Month+1.22%), 05/08/24	$9,705,300
11,023,000	1.58% (ICE LIBOR USD 3 Month+1.40%), 10/24/23	11,203,543
2,000,000	MPLX LP 1.29% (ICE LIBOR USD 3 Month+1.10%), 09/09/22	2,001,059
	New York Life Global Funding 144A
1,600,000	0.23% (United States Secured Overnight Financing Rate+.22%), 02/02/23	1,599,591
915,000	0.47% (ICE LIBOR USD 3 Month+.28%), 01/21/22	916,611
1,096,000	0.47% (ICE LIBOR USD 3 Month+.28%), 01/10/23	1,100,222
	NextEra Energy Capital Holdings, Inc.
3,250,000	0.45% (ICE LIBOR USD 3 Month+.27%), 02/22/23	3,250,495
950,000	0.55% (United States Secured Overnight Financing Rate+.54%), 03/01/23	953,081
1,870,000	ONE Gas, Inc. 0.79% (ICE LIBOR USD 3 Month+.61%), 03/11/23	1,870,566
1,050,000	Otis Worldwide Corp. 0.64% (ICE LIBOR USD 3 Month+.45%), 04/05/23	1,049,706
1,700,000	Pacific Gas and Electric Co. 1.57% (ICE LIBOR USD 3 Month+1.38%), 11/15/21	1,705,746
700,000	1.67% (ICE LIBOR USD 3 Month+1.48%), 06/16/22	700,560
	PNC Bank NA
2,000,000	0.50% (ICE LIBOR USD 3 Month+.33%), 02/24/23	2,004,119
1,525,000	0.62% (ICE LIBOR USD 3 Month+.43%), 12/09/22	1,528,500
1,100,000	0.63% (ICE LIBOR USD 3 Month+.45%), 07/22/22	1,101,056
1,100,000	0.68% (ICE LIBOR USD 3 Month+.50%), 07/27/22	1,106,190
2,300,000	Public Storage 0.48% (United States Secured Overnight Financing Rate+.47%), 04/23/24	2,302,524
1,050,000	QUALCOMM, Inc. 0.92% (ICE LIBOR USD 3 Month+.73%), 01/30/23	1,061,201
1,200,000	Southern California Edison Co. 0.45% (ICE LIBOR USD 3 Month+.27%), 12/03/21	1,200,036
750,000	TD Ameritrade Holding Corp. 0.61% (ICE LIBOR USD 3 Month+.43%), 11/01/21	751,470
	Toyota Motor Credit Corp.
1,400,000	0.23% (United States Secured Overnight Financing Rate+.22%), 03/28/22	1,401,071
Principal Amount		Value

United States: (continued)
$1,400,000	0.33% (United States Secured Overnight Financing Rate+.32%), 04/06/23	$1,402,041
2,500,000	0.34% (United States Secured Overnight Financing Rate+.33%), 01/11/24	2,505,834
1,150,000	0.35% (United States Secured Overnight Financing Rate+.34%), 10/14/22	1,152,932
	Truist Bank
950,000	0.74% (United States Secured Overnight Financing Rate+.73%), 03/09/23	958,645
875,000	0.78% (ICE LIBOR USD 3 Month+.59%), 05/17/22	879,470
620,000	TWDC Enterprises 18 Corp. 0.57% (ICE LIBOR USD 3 Month+.39%), 03/04/22	621,956
1,100,000	United Parcel Service, Inc. 0.65% (ICE LIBOR USD 3 Month+.45%), 04/01/23	1,106,673
	US Bank NA
1,625,000	0.37% (ICE LIBOR USD 3 Month+.18%), 01/21/22	1,626,471
1,290,000	0.59% (ICE LIBOR USD 3 Month+.40%), 12/09/22	1,296,183
900,000	0.62% (ICE LIBOR USD 3 Month+.44%), 05/23/22	903,733
2,875,000	Valero Energy Corp. 1.33% (ICE LIBOR USD 3 Month+1.15%), 09/15/23	2,882,240
	Verizon Communications, Inc.
2,500,000	0.51% (United States Secured Overnight Financing Rate+.50%), 03/22/24	2,511,652
1,900,000	0.80% (United States Secured Overnight Financing Rate+.79%), 03/20/26	1,932,552
1,400,000	1.19% (ICE LIBOR USD 3 Month+1.00%), 03/16/22	1,410,914
8,800,000	1.30% (ICE LIBOR USD 3 Month+1.10%), 05/15/25	9,018,372
1,130,000	Walt Disney Co. 0.58% (ICE LIBOR USD 3 Month+.39%), 09/01/22	1,135,506
	Wells Fargo & Co.
1,175,000	1.29% (ICE LIBOR USD 3 Month+1.11%), 01/24/23	1,183,412
9,850,000	1.42% (ICE LIBOR USD 3 Month+1.23%), 10/31/23	10,001,546
	Wells Fargo Bank NA
1,200,000	0.81% (ICE LIBOR USD 3 Month+.62%), 05/27/22	1,200,482
2,000,000	0.85% (ICE LIBOR USD 3 Month+.66%), 09/09/22 †	2,004,853
		342,274,585
Total Floating Rate Notes (Cost: $556,196,160)		558,942,478

See Notes to Financial Statements

81

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.4% (Cost: $2,107,752)
Money Market Fund: 0.4%
2,107,752	State Street Navigator Securities Lending Government Money Market Portfolio	$2,107,752
Total Investments: 100.2% (Cost: $558,303,912)		561,050,230
Liabilities in excess of other assets: (0.2)%		(1,241,567)
NET ASSETS: 100.0%		$559,808,663

Definitions:
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $6,772,080.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $97,512,655, or 17.4% of net assets.

Summary of Investments by Sector	% of
Excluding Collateral for Securities Loaned	Investments	Value
Consumer Cyclicals	2.9%	$16,037,456
Consumer Non-Cyclicals	2.9	16,177,082
Energy	2.6	14,699,733
Financials	75.6	422,733,383
Healthcare	2.4	13,397,797
Industrials	1.5	8,077,299
Real Estate	0.4	2,302,524
Technology	6.5	36,275,822
Utilities	5.2	29,241,382
	100.0%	$558,942,478

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Floating Rate Notes*	$—	$558,942,478	$—	$558,942,478
Money Market Fund	2,107,752	—	—	2,107,752
Total	$2,107,752	$558,942,478	$—	$561,050,230

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

82

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount			Value

CORPORATE BONDS: 5.9%
Colombia: 0.1%
COP	3,596,000,000	Empresas Públicas de Medellín ESP Reg S 7.63%, 09/10/24	$994,698
	12,300,000,000	Financiera de Desarrollo Territorial SA Findeter Reg S 7.88%, 08/12/24	3,524,343
			4,519,041
Germany: 0.0%
ZAR	8,300,000	Kreditanstalt fuer Wiederaufbau 7.75%, 06/06/23	599,980
Indonesia: 0.6%
		Perusahaan Penerbit SBSN
IDR	41,960,000,000	6.50%, 05/15/23	3,008,633
	29,440,000,000	6.63%, 10/15/24	2,125,996
	54,489,000,000	8.25%, 09/15/23	4,041,670
	37,420,000,000	8.75%, 08/15/23	2,801,320
	118,130,000,000	8.88%, 11/15/31	9,470,369
			21,447,988
Mexico: 0.1%
		Petróleos Mexicanos Reg S
MXN	28,330,000	7.19%, 09/12/24	1,326,572
	50,200,000	7.65%, 11/24/21	2,492,174
			3,818,746
Russia: 0.1%
RUB	134,900,000	RusHydro Via RusHydro Capital Markets DAC Reg S 8.13%, 09/28/22	1,858,850
South Africa: 0.4%
		Eskom Holdings Ltd.
ZAR	82,330,000	0.00%, 08/18/27 ^	2,366,547
	11,000,000	7.50%, 09/15/33	554,707
	25,350,000	7.85%, 04/02/26	1,715,592
		Transnet Ltd.
	21,000,000	9.50%, 08/19/25	1,507,293
	85,800,000	10.80%, 11/06/23	6,468,617
	5,000,000	13.50%, 04/18/28	415,619
			13,028,375
Supranational: 4.5%
		European Bank for Reconstruction & Development
PLN	7,400,000	0.20%, 12/23/22	1,950,574
	8,500,000	0.25%, 11/20/23	2,230,710
IDR	67,170,000,000	6.25%, 07/25/22	4,714,664
	5,600,000,000	6.45%, 12/13/22	396,691
	37,220,000,000	7.50%, 05/15/22	2,630,896
RUB	62,000,000	European Bank for Reconstruction & Development Reg S 6.00%, 07/24/23	833,672
		European Investment Bank
PLN	41,000,000	4.25%, 10/25/22	11,459,419
ZAR	5,200,000	7.25%, 02/28/23	372,972
MXN	44,420,000	7.63%, 01/12/22	2,249,128
Principal Amount			Value

Supranational: (continued)
MXN	17,210,000	7.75%, 01/30/25	$908,625
ZAR	214,265,000	8.13%, 12/21/26	15,646,551
IDR	51,750,000,000	European Investment Bank 144A 5.75%, 01/24/25	3,662,034
		European Investment Bank Reg S
PLN	36,458,000	2.75%, 08/25/26	10,422,963
	47,602,000	3.00%, 05/24/24	13,502,475
IDR	63,500,000,000	5.20%, 03/01/22	4,395,106
ZAR	17,500,000	8.00%, 05/05/27	1,266,043
	7,600,000	8.50%, 09/17/24	562,183
		Inter-American Development Bank
MXN	129,870,000	7.50%, 12/05/24	6,728,946
IDR	53,740,000,000	7.88%, 03/14/23	3,912,250
MXN	52,500,000	Inter-American Development Bank Reg S 7.70%, 02/12/24	2,723,302
		International Bank for Reconstruction & Development
RUB	160,000,000	5.00%, 01/28/25	2,128,503
	467,400,000	6.00%, 07/31/24	6,294,776
	198,500,000	6.14%, 06/27/22	2,686,741
	484,700,000	6.75%, 11/14/22	6,565,211
IDR	32,100,000,000	7.25%, 03/15/24	2,348,926
		International Finance Corp.
RUB	540,000,000	5.50%, 03/20/23	7,168,592
	37,300,000	6.38%, 04/11/22	500,335
	537,100,000	6.50%, 02/04/26	7,379,771
BRL	1,800,000	7.00%, 02/14/24	336,394
MXN	175,100,000	7.00%, 07/20/27	8,848,519
	2,500,000	7.25%, 02/02/24	128,999
	104,600,000	7.50%, 01/18/28	5,411,337
	122,880,000	7.75%, 01/18/30	6,399,237
IDR	17,500,000,000	8.00%, 10/09/23	1,289,694
ZAR	3,000,000	8.00%, 07/27/27	211,108
MXN	50,500,000	International Finance Corp. Reg S 8.38%, 05/31/29	2,717,931
			150,985,278
United Kingdom: 0.1%
		European Bank for Reconstruction & Development
RUB	34,200,000	5.00%, 11/05/24	446,545
TRY	810,000	8.00%, 10/17/22	85,661
	8,100,000	12.50%, 02/09/23	872,713
	5,400,000	European Bank for Reconstruction & Development Reg S 10.00%, 09/28/22	589,363
			1,994,282
United States: 0.0%
	1,000,000	International Finance Corp. 8.80%, 10/11/22	109,902
Total Corporate Bonds (Cost: $215,794,927)			198,362,442

See Notes to Financial Statements

83

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

GOVERNMENT OBLIGATIONS: 91.9%
Brazil: 8.6%
		Brazil Government International Bonds
BRL	6,490,000	8.50%, 01/05/24	$1,253,798
	9,540,000	10.25%, 01/10/28	1,891,066
		Brazil Letras do Tesouro Nacional
	148,010,000	0.00%, 07/01/22 ^	25,584,421
	240,810,000	0.00%, 07/01/23 ^	38,275,143
	492,880,000	0.00%, 01/01/24 ^	74,911,123
	61,110,000	0.00%, 07/01/24 ^	8,886,426
		Brazil Notas do Tesouro Nacional, Series F
	226,223,000	10.00%, 01/01/23	43,943,624
	185,445,000	10.00%, 01/01/25	36,394,231
	165,960,000	10.00%, 01/01/27	32,530,734
	96,680,000	10.00%, 01/01/29	18,880,581
	38,680,000	10.00%, 01/01/31	7,516,105
			290,067,252
Chile: 3.0%
		Bonos de la Tesoreria de la Republica de Chile
CLP	16,510,000,000	2.50%, 03/01/25	23,274,706
	10,710,000,000	4.50%, 03/01/26	16,254,980
	12,165,000,000	5.00%, 03/01/35	18,339,819
	9,590,000,000	6.00%, 01/01/43	16,123,727
		Bonos de la Tesoreria de la Republica de Chile Reg S 144A
	3,030,000,000	2.30%, 10/01/28	3,907,878
	5,425,000,000	4.00%, 03/01/23	7,994,021
	9,830,000,000	4.70%, 09/01/30	14,770,826
			100,665,957
China / Hong Kong: 9.9%
		China Government Bonds
CNY	142,990,000	1.99%, 04/09/25	21,299,577
	114,300,000	2.36%, 07/02/23	17,519,754
	177,960,000	2.68%, 05/21/30	26,354,937
	177,680,000	2.85%, 06/04/27	27,063,720
	104,940,000	2.88%, 11/05/23	16,268,847
	95,450,000	2.94%, 10/17/24	14,799,576
	146,080,000	3.02%, 10/22/25	22,637,829
	21,290,000	3.03%, 03/11/26	3,300,307
	109,700,000	3.12%, 12/05/26	17,059,235
	103,730,000	3.13%, 11/21/29	15,935,775
	133,710,000	3.19%, 04/11/24	20,898,264
	92,090,000	3.22%, 12/06/25	14,399,792
	136,750,000	3.25%, 06/06/26	21,406,265
	80,450,000	3.25%, 11/22/28	12,522,608
	110,880,000	3.27%, 11/19/30	17,283,132
	87,380,000	3.28%, 12/03/27	13,626,365
	94,680,000	3.29%, 10/18/23	14,853,355
	120,970,000	3.29%, 05/23/29	18,813,808
	123,140,000	3.81%, 09/14/50	19,477,774
			335,520,920
Colombia: 4.0%
		Colombia Government International Bonds
COP	2,825,000,000	4.38%, 03/21/23	772,818
	4,334,000,000	9.85%, 06/28/27	1,437,262
Principal Amount			Value

Colombia: (continued)
		Colombian TES
COP	35,955,000,000	5.75%, 11/03/27	$9,390,731
	68,473,100,000	6.00%, 04/28/28	17,964,930
	42,966,000,000	6.25%, 11/26/25	11,973,016
	51,131,900,000	7.00%, 05/04/22	14,325,244
	55,306,700,000	7.00%, 06/30/32	14,545,914
	59,625,000,000	7.25%, 10/18/34	15,728,173
	19,564,000,000	7.25%, 10/26/50	4,745,087
	62,536,700,000	7.50%, 08/26/26	18,128,855
	45,847,100,000	7.75%, 09/18/30	12,938,245
	41,833,800,000	10.00%, 07/24/24	13,045,923
			134,996,198
Czech Republic: 4.0%
		Czech Republic Government Bonds
CZK	109,100,000	0.05%, 11/29/29	4,441,034
	265,200,000	0.25%, 02/10/27	11,502,973
	216,680,000	1.20%, 03/13/31	9,568,449
	258,520,000	2.00%, 10/13/33	12,207,306
	233,950,000	2.75%, 07/23/29	11,831,881
		Czech Republic Government Bonds Reg S
	225,820,000	0.45%, 10/25/23	10,381,022
	278,570,000	0.95%, 05/15/30	12,143,300
	307,750,000	1.00%, 06/26/26	14,020,982
	232,950,000	2.40%, 09/17/25	11,351,649
	252,290,000	2.50%, 08/25/28	12,487,914
	131,500,000	4.20%, 12/04/36	7,885,655
	175,420,000	4.70%, 09/12/22	8,623,720
	160,110,000	5.70%, 05/25/24	8,510,327
			134,956,212
Dominican Republic: 1.4%
DOP	1,337,450,000	Dominican Republic International Bonds 144A 9.75%, 06/05/26	26,012,498
		Dominican Republic International Bonds Reg S
	926,050,000	8.90%, 02/15/23	16,982,192
	241,700,000	9.75%, 06/05/26	4,700,902
			47,695,592
Hungary: 3.8%
		Hungary Government Bonds
HUF	3,072,150,000	1.00%, 11/26/25	10,024,769
	1,713,520,000	1.50%, 08/23/23	5,806,485
	2,866,560,000	1.50%, 04/22/26	9,522,875
	1,706,080,000	1.75%, 10/26/22	5,807,493
	951,700,000	2.00%, 05/23/29	3,171,072
	1,375,870,000	2.25%, 04/20/33	4,378,955
	2,590,460,000	2.50%, 10/24/24	9,025,821
	2,325,170,000	2.75%, 12/22/26	8,186,838
	2,109,660,000	3.00%, 06/26/24	7,451,754
	2,836,000,000	3.00%, 10/27/27	10,160,583
	2,491,380,000	3.00%, 08/21/30	8,811,382
	1,346,170,000	3.00%, 10/27/38	4,392,478
	3,115,110,000	3.25%, 10/22/31	11,155,241
	2,757,750,000	5.50%, 06/24/25	10,702,060
	2,334,710,000	6.00%, 11/24/23	8,798,739
	1,527,870,000	6.75%, 10/22/28	6,798,305
	1,358,320,000	7.00%, 06/24/22	4,875,018
			129,069,868

See Notes to Financial Statements

84

Principal Amount			Value

Indonesia: 8.5%
		Indonesia Treasury Bonds
IDR	67,040,000,000	5.50%, 04/15/26	$4,613,670
	107,270,000,000	5.63%, 05/15/23	7,550,412
	190,061,000,000	6.13%, 05/15/28	13,098,486
	35,560,000,000	6.25%, 06/15/36	2,422,363
	260,820,000,000	6.50%, 06/15/25	18,702,843
	113,940,000,000	6.50%, 02/15/31	7,909,936
	147,863,000,000	6.63%, 05/15/33	10,183,354
	13,730,000,000	7.00%, 05/15/22	981,954
	201,528,000,000	7.00%, 05/15/27	14,689,989
	251,410,000,000	7.00%, 09/15/30	18,001,965
	94,850,000,000	7.50%, 08/15/32	6,882,912
	184,020,000,000	7.50%, 06/15/35	13,177,845
	133,130,000,000	7.50%, 05/15/38	9,461,585
	187,310,000,000	7.50%, 04/15/40	13,316,580
	156,280,000,000	8.13%, 05/15/24	11,718,458
	186,360,000,000	8.25%, 05/15/29	14,350,946
	126,114,000,000	8.25%, 06/15/32	9,618,069
	191,855,000,000	8.25%, 05/15/36	14,627,333
	200,093,000,000	8.38%, 03/15/24	15,029,485
	286,127,000,000	8.38%, 09/15/26	22,118,439
	243,014,000,000	8.38%, 03/15/34	18,663,038
	108,640,000,000	8.38%, 04/15/39	8,358,398
	110,307,000,000	8.75%, 05/15/31	8,770,266
	156,492,000,000	9.00%, 03/15/29	12,539,294
	45,431,000,000	9.50%, 07/15/31	3,758,790
	39,502,000,000	10.50%, 08/15/30	3,458,889
	56,712,000,000	11.00%, 09/15/25	4,713,633
			288,718,932
Malaysia: 5.6%
		Malaysia Government Bonds
MYR	17,110,000	2.63%, 04/15/31	3,986,311
	14,140,000	3.48%, 06/14/24	3,565,861
	34,935,000	3.48%, 03/15/23	8,742,884
	30,397,000	3.50%, 05/31/27	7,659,087
	29,575,000	3.73%, 06/15/28	7,549,426
	18,418,000	3.76%, 04/20/23	4,635,933
	33,242,000	3.76%, 05/22/40	7,697,691
	19,351,000	3.80%, 08/17/23	4,891,686
	35,738,000	3.83%, 07/05/34	8,704,212
	39,557,000	3.89%, 08/15/29	10,127,032
	25,625,000	3.90%, 11/16/27	6,624,938
	18,434,000	3.90%, 11/30/26	4,796,906
	21,994,000	3.91%, 07/15/26	5,670,368
	49,176,000	3.96%, 09/15/25	12,671,826
	20,824,000	4.06%, 09/30/24	5,350,734
	25,033,000	4.07%, 06/15/50	5,834,453
	21,725,000	4.18%, 07/15/24	5,592,455
	24,390,000	4.76%, 04/07/37	6,411,125
		Malaysia Government Investment Issue
	13,329,000	3.15%, 05/15/23	3,317,537
	31,404,000	3.42%, 09/30/27	7,821,916
	35,654,000	3.47%, 10/15/30	8,683,552
	20,990,000	3.66%, 10/15/24	5,332,099
	30,472,000	3.73%, 03/31/26	7,801,128
	13,675,000	3.73%, 03/31/22	3,395,331
	4,973,000	3.95%, 04/14/22	1,237,857
	24,507,000	4.09%, 11/30/23	6,256,658
	26,225,000	4.13%, 08/15/25	6,808,094
	23,325,000	4.13%, 07/09/29	6,025,077
Principal Amount			Value

Malaysia: (continued)
MYR	24,690,000	4.26%, 07/26/27	$6,459,953
	24,193,000	4.37%, 10/31/28	6,354,886
			190,007,016
Mexico: 7.6%
		Mexican Bonos
MXN	543,571,400	5.75%, 03/05/26	26,726,593
	489,217,000	6.50%, 06/09/22	24,704,242
	394,664,600	6.75%, 03/09/23	20,183,889
	335,811,500	7.50%, 06/03/27	17,686,150
	267,357,700	7.75%, 05/29/31	14,076,545
	148,191,100	7.75%, 11/23/34	7,698,101
	337,677,400	7.75%, 11/13/42	16,682,739
	439,235,900	8.00%, 12/07/23	23,256,893
	366,411,500	8.00%, 09/05/24	19,506,228
	339,267,700	8.00%, 11/07/47	17,057,474
	395,544,700	8.50%, 05/31/29	21,866,289
	361,732,400	8.50%, 11/18/38	19,477,091
	357,565,900	10.00%, 12/05/24	20,234,035
	128,190,100	10.00%, 11/20/36	7,900,898
			257,057,167
Peru: 3.0%
		Peru Government Bonds
PEN	25,605,000	5.35%, 08/12/40	5,996,194
	34,775,000	5.40%, 08/12/34	8,764,056
	20,870,000	5.70%, 08/12/24	6,179,966
	48,345,000	5.94%, 02/12/29	13,890,977
	44,330,000	6.15%, 08/12/32	12,227,074
	45,295,000	6.35%, 08/12/28	13,354,953
	45,655,000	6.90%, 08/12/37	12,855,625
	45,762,000	6.95%, 08/12/31	13,533,196
	38,865,000	8.20%, 08/12/26	13,004,689
			99,806,730
Philippines: 1.4%
TRY	9,400,000	Asian Development Bank 12.00%, 05/13/22	1,046,447
		Philippine Government International Bonds
PHP	684,200,000	3.90%, 11/26/22	14,405,026
	1,289,500,000	6.25%, 01/14/36	32,754,490
			48,205,963
Poland: 5.1%
		Republic of Poland Government Bonds
PLN	53,910,000	0.75%, 04/25/25	14,312,087
	52,045,000	1.25%, 10/25/30	13,191,015
	71,353,000	2.25%, 04/25/22	19,260,725
	51,711,000	2.25%, 10/25/24	14,482,693
	56,757,000	2.50%, 01/25/23	15,603,850
	11,046,000	2.50%, 04/25/24	3,101,806
	42,612,000	2.50%, 07/25/26	12,158,933
	62,005,000	2.50%, 07/25/27	17,672,279
	56,774,000	2.75%, 04/25/28	16,403,023
	60,752,000	2.75%, 10/25/29	17,519,059
	53,467,000	3.25%, 07/25/25	15,601,039
	42,723,000	4.00%, 10/25/23	12,349,592
	2,883,000	5.75%, 09/23/22	821,292
			172,477,393

See Notes to Financial Statements

85

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Romania: 3.3%
		Romania Government Bonds
RON	30,100,000	3.25%, 04/29/24	$7,557,181
	26,590,000	3.40%, 03/08/22	6,572,346
	26,370,000	3.50%, 12/19/22	6,588,909
	29,475,000	3.65%, 07/28/25	7,539,326
	26,585,000	3.65%, 09/24/31	6,729,668
	20,295,000	3.70%, 11/25/24	5,185,520
	25,690,000	4.00%, 10/25/23	6,545,943
	20,315,000	4.15%, 01/26/28	5,372,458
	31,060,000	4.25%, 06/28/23	7,907,027
	23,915,000	4.40%, 09/25/23	6,139,647
	27,915,000	4.50%, 06/17/24	7,266,238
	27,880,000	4.75%, 02/24/25	7,382,281
	26,935,000	4.85%, 04/22/26	7,269,447
	26,105,000	5.00%, 02/12/29	7,304,994
	29,100,000	5.80%, 07/26/27	8,373,434
	27,620,000	5.85%, 04/26/23	7,222,605
			110,957,024
Russia: 4.9%
		Russian Federal Bonds
RUB	556,227,000	4.50%, 07/16/25	6,891,711
	725,611,000	5.70%, 05/17/28	9,121,364
	845,075,000	6.00%, 10/06/27	10,851,115
	671,623,000	6.10%, 07/18/35	8,151,127
	498,242,000	6.50%, 02/28/24	6,721,393
	725,570,000	6.90%, 05/23/29	9,692,516
	374,113,000	7.00%, 08/16/23	5,106,688
	774,345,000	7.05%, 01/19/28	10,509,876
	530,140,000	7.10%, 10/16/24	7,259,306
	440,677,000	7.15%, 11/12/25	6,052,791
	700,023,000	7.25%, 05/10/34	9,475,212
	110,026,000	7.40%, 12/07/22	1,504,385
	606,574,000	7.40%, 07/17/24	8,365,331
	73,433,000	7.60%, 07/20/22	1,002,423
	866,991,000	7.65%, 04/10/30	12,119,772
	672,003,000	7.70%, 03/23/33	9,419,253
	604,855,000	7.70%, 03/16/39	8,544,286
	698,438,000	7.75%, 09/16/26	9,814,902
	613,808,000	7.95%, 10/07/26	8,701,863
	706,784,000	8.15%, 02/03/27	10,112,211
	482,476,000	8.50%, 09/17/31	7,143,161
			166,560,686
South Africa: 6.6%
		Republic of South Africa Government Bonds
ZAR	184,819,000	6.25%, 03/31/36	8,538,217
	159,299,779	6.50%, 02/28/41	6,954,507
	238,386,000	7.00%, 02/28/31	13,649,991
	122,499,722	7.75%, 02/28/23	8,892,429
	481,678,040	8.00%, 01/31/30	30,711,234
	353,301,388	8.25%, 03/31/32	21,456,165
	367,029,700	8.50%, 01/31/37	20,544,348
	328,458,364	8.75%, 01/31/44	18,088,938
	563,913,223	8.75%, 02/28/48	30,971,600
	322,574,441	8.88%, 02/28/35	19,140,691
	255,247,900	9.00%, 01/31/40	14,574,863
	379,192,789	10.50%, 12/21/26	29,872,786
			223,395,769
Supranational: 0.0%
PHP	55,000,000	International Bank for Reconstruction & Development 2.00%, 07/23/25	1,053,715
Principal Amount			Value

Thailand: 6.9%
		Thailand Government Bonds
THB	228,741,000	0.75%, 06/17/24	$7,357,652
	326,005,000	0.95%, 06/17/25	10,491,327
	494,778,000	1.45%, 12/17/24	16,266,838
	161,464,000	1.59%, 12/17/35	4,852,048
	387,167,000	1.60%, 12/17/29	12,393,580
	189,703,000	1.60%, 06/17/35	5,704,111
	274,118,000	1.88%, 06/17/22	8,946,876
	342,948,000	2.00%, 12/17/22	11,286,100
	430,315,000	2.13%, 12/17/26	14,528,704
	369,991,000	2.40%, 12/17/23	12,435,056
	350,904,000	2.88%, 12/17/28	12,355,413
	331,263,000	2.88%, 06/17/46	10,964,887
	479,773,000	3.30%, 06/17/38	17,448,003
	355,583,000	3.40%, 06/17/36	13,108,281
	367,578,000	3.63%, 06/16/23	12,579,236
	368,377,000	3.65%, 06/20/31	13,880,559
	457,668,000	3.78%, 06/25/32	17,401,890
	403,283,000	3.85%, 12/12/25	14,629,782
	824,000	4.75%, 12/20/24	30,209
	414,157,000	4.88%, 06/22/29	16,626,229
			233,286,781
Turkey: 2.9%
		Turkey Government International Bonds
TRY	64,303,000	7.10%, 03/08/23	6,533,439
	61,931,000	8.00%, 03/12/25	5,497,011
	36,887,000	8.50%, 09/14/22	4,008,103
	79,038,000	9.00%, 07/24/24	7,577,811
	28,471,000	10.40%, 03/20/24	2,891,049
	72,603,000	10.50%, 08/11/27	6,387,348
	100,253,000	10.60%, 02/11/26	9,303,507
	56,380,000	10.70%, 08/17/22	6,326,772
	55,655,000	11.00%, 03/02/22	6,409,856
	58,381,000	11.00%, 02/24/27	5,312,164
	107,071,000	11.70%, 11/13/30	9,380,979
	69,042,000	12.20%, 01/18/23	7,764,311
	41,117,000	12.40%, 03/08/28	3,918,313
	78,249,000	12.60%, 10/01/25	7,969,281
	57,454,000	16.20%, 06/14/23	6,792,002
			96,071,946
Uruguay: 1.4%
		Uruguay Government International Bonds 144A
UYU	243,127,000	8.50%, 03/15/28	5,785,968
	129,198,000	9.88%, 06/20/22	3,051,654
		Uruguay Government International Bonds Reg S
	693,058,000	8.50%, 03/15/28	16,493,484
	915,197,000	9.88%, 06/20/22	21,616,936
			46,948,042
Total Government Obligations (Cost: $3,209,645,187)			3,107,519,163
Total Investments: 97.8% (Cost: $3,425,440,114)			3,305,881,605
Other assets less liabilities: 2.2%			73,989,045
NET ASSETS: 100.0%			$3,379,870,650

See Notes to Financial Statements

86

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

^	Zero Coupon Bond
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $65,184,879, or 1.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	0.1%	$3,818,746
Financials	5.5	180,520,623
Government	94.0	3,107,519,163
Industrials	0.2	8,391,529
Utilities	0.2	5,631,544
	100.0%	$3,305,881,605

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$198,362,442	$—	$198,362,442
Government Obligations*	—	3,107,519,163	—	3,107,519,163
Total	$—	$3,305,881,605	$—	$3,305,881,605

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

87

VANECK VECTORS MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

CORPORATE BONDS: 98.9%
Canada: 5.4%
$75,000	Alimentation Couche-Tard, Inc. 144A 3.55%, 07/26/27	$82,131
50,000	Bank of Nova Scotia 4.90% (US Treasury Yield Curve Rate T 5 Year+4.55%), 06/04/25 (o)	53,810
50,000	Canadian Natural Resources Ltd. 6.25%, 03/15/38	66,013
	Enbridge, Inc.
75,000	3.13%, 11/15/29	78,754
50,000	5.50% (ICE LIBOR USD 3 Month+3.42%), 07/15/77	52,210
50,000	Spectra Energy Partners LP 4.75%, 03/15/24	55,233
50,000	Suncor Energy, Inc. 6.50%, 06/15/38	68,195
50,000	TransCanada PipeLines Ltd. 7.63%, 01/15/39	75,169
		531,515
China / Hong Kong: 1.1%
100,000	Bank of China Hong Kong Ltd. 144A 5.90% (US Treasury Yield Curve Rate T 5 Year+3.04%), 09/14/23 (o)	108,025
Denmark: 1.5%
150,000	Danske Bank A/S 144A 1.17% (US Treasury Yield Curve Rate T 1 Year+1.03%), 12/08/23	150,787
France: 5.0%
100,000	BNP Paribas SA 144A 7.20% (ICE LIBOR USD 3 Month+1.29%), 06/25/37 (o) †	106,125
100,000	Credit Agricole SA 144A 4.38%, 03/17/25	110,132
	Societe Generale SA 144A
50,000	3.00%, 01/22/30	51,000
100,000	4.75%, 09/14/28	115,094
100,000	5.00%, 01/17/24	109,256
		491,607
Germany: 1.4%
100,000	Deutsche Bank AG 3.30%, 11/16/22	103,786
25,000	E.ON International Finance BV 144A 6.65%, 04/30/38	35,560
		139,346
India: 0.5%
50,000	Bharti Airtel Ltd. 144A 4.38%, 06/10/25	53,977
Italy: 2.9%
	Enel Finance International NV 144A
200,000	3.63%, 05/25/27	218,142
50,000	6.00%, 10/07/39	67,593
		285,735
Luxembourg: 1.9%
50,000	DH Europe Finance II SARL 3.25%, 11/15/39	51,793
100,000	Gazprom OAO 144A 7.29%, 08/16/37	139,270
		191,063
Principal Amount		Value

Mexico: 1.2%
$50,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa 144A 4.38%, 04/11/27	$53,554
50,000	Southern Copper Corp. 6.75%, 04/16/40	69,875
		123,429
Netherlands: 2.0%
25,000	Koninklijke Philips NV 6.88%, 03/11/38	37,483
50,000	Lukoil Securities BV 144A 3.88%, 05/06/30	52,603
100,000	Prosus NV 144A 3.68%, 01/21/30	104,690
		194,776
Saudi Arabia: 0.6%
50,000	Motiva Enterprises LLC 144A 6.85%, 01/15/40	61,401
Spain: 1.9%
50,000	Banco Santander SA 2.75%, 12/03/30	48,616
	Santander Holdings USA, Inc.
50,000	4.40%, 07/13/27	55,710
75,000	4.50%, 07/17/25	83,406
		187,732
Switzerland: 1.4%
125,000	Credit Suisse Group AG 144A 4.19% (United States Secured Overnight Financing Rate+3.73%), 04/01/31	138,323
United Kingdom: 5.4%
	Barclays Plc
200,000	2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	199,045
100,000	5.20%, 05/12/26	113,719
200,000	Standard Chartered Plc 144A 4.30%, 02/19/27	218,370
		531,134
United States: 66.7%
50,000	Ally Financial, Inc. 8.00%, 11/01/31	70,385
	Altria Group, Inc.
100,000	4.25%, 08/09/42	101,549
125,000	4.80%, 02/14/29	142,323
	Ares Capital Corp.
50,000	3.50%, 02/10/23	52,153
50,000	3.88%, 01/15/26	53,393
	AT&T, Inc.
75,000	4.13%, 02/17/26	84,493
100,000	4.30%, 02/15/30	112,899
100,000	4.35%, 03/01/29	113,581
50,000	4.45%, 04/01/24	55,036
100,000	5.25%, 03/01/37	121,929
50,000	Bank of America Corp. 7.75%, 05/14/38	77,392
75,000	Becton Dickinson and Co. 3.36%, 06/06/24	80,817

See Notes to Financial Statements

88

Principal Amount		Value

United States: (continued)
$50,000	Brighthouse Financial, Inc. 4.70%, 06/22/47	$52,136
	Charter Communications Operating LLC / Charter Communications Operating Capital
100,000	4.46%, 07/23/22	104,059
125,000	4.91%, 07/23/25	142,247
125,000	5.05%, 03/30/29	144,967
75,000	5.38%, 05/01/47	88,146
50,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/25	57,273
50,000	Discover Financial Services 4.10%, 02/09/27	55,887
50,000	Dow Chemical Co. 9.40%, 05/15/39	85,527
50,000	DuPont de Nemours, Inc. 2.17%, 05/01/23	50,198
50,000	Enterprise Products Operating LLC 5.95%, 02/01/41	66,202
100,000	Exelon Corp. 4.05%, 04/15/30	112,535
50,000	Exelon Generation Co. LLC 3.25%, 06/01/25	53,798
35,000	Fifth Third Bancorp 8.25%, 03/01/38	57,904
25,000	FS KKR Capital Corp. 3.40%, 01/15/26	25,588
200,000	GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	230,352
	General Electric Co.
75,000	3.45%, 05/01/27	82,010
50,000	4.35%, 05/01/50	55,765
50,000	5.88%, 01/14/38	65,516
50,000	6.75%, 03/15/32	67,627
50,000	GLP Capital LP / GLP Financing II, Inc. 5.38%, 04/15/26	56,660
	HCA, Inc.
75,000	4.13%, 06/15/29	83,443
100,000	5.00%, 03/15/24	111,444
50,000	5.13%, 06/15/39	60,753
50,000	5.25%, 06/15/26	58,066
50,000	5.50%, 06/15/47	62,830
75,000	Kinder Morgan Energy Partners LP 6.95%, 01/15/38	102,380
25,000	Lowe’s Cos, Inc. 4.00%, 04/15/25	27,761
	McDonald’s Corp.
50,000	3.60%, 07/01/30	55,191
50,000	4.45%, 03/01/47	58,861
50,000	4.88%, 12/09/45	61,938
50,000	6.30%, 03/01/38	70,298
50,000	Midwest Connector Capital Co. LLC 144A 3.90%, 04/01/24	52,039
25,000	Mondelez International, Inc. 1.50%, 05/04/25	25,543
50,000	NOV, Inc. 3.95%, 12/01/42	46,823
Principal Amount		Value

United States: (continued)
	Oracle Corp.
$125,000	2.50%, 04/01/25	$131,505
75,000	2.88%, 03/25/31	76,311
75,000	3.60%, 04/01/40	76,884
50,000	3.80%, 11/15/37	53,137
50,000	4.00%, 07/15/46	52,313
75,000	6.50%, 04/15/38	103,800
50,000	Owl Rock Capital Corp. 3.40%, 07/15/26	51,889
75,000	Phillips 66 5.88%, 05/01/42	99,164
50,000	Prudential Financial, Inc. 5.70% (ICE LIBOR USD 3 Month+2.67%), 09/15/48	57,929
50,000	Sherwin Williams Co. 3.45%, 06/01/27	55,038
50,000	Stellantis NV 5.25%, 04/15/23	54,262
	Synchrony Financial
50,000	3.95%, 12/01/27	54,427
50,000	4.25%, 08/15/24	54,634
	Sysco Corp.
75,000	3.30%, 07/15/26	81,488
75,000	5.95%, 04/01/30	94,653
	Thermo Fisher Scientific, Inc.
50,000	2.95%, 09/19/26	54,010
50,000	4.10%, 08/15/47	57,823
75,000	4.50%, 03/25/30	87,964
100,000	Time Warner Cable LLC 7.30%, 07/01/38	142,202
	Time Warner Entertainment Co. LP
75,000	8.38%, 03/15/23	85,649
50,000	8.38%, 07/15/33	73,969
	T-Mobile USA, Inc. 144A
150,000	3.50%, 04/15/25	162,844
155,000	3.75%, 04/15/27	170,929
35,000	3.88%, 04/15/30	38,169
50,000	Tyson Foods, Inc. 4.50%, 06/15/22	51,792
50,000	Valero Energy Corp. 6.63%, 06/15/37	65,398
	Verizon Communications, Inc.
50,000	3.38%, 02/15/25	54,575
50,000	3.50%, 11/01/24	54,356
50,000	4.02%, 12/03/29	56,587
100,000	4.13%, 03/16/27	114,139
100,000	4.33%, 09/21/28	115,361
100,000	5.15%, 09/15/23	110,781
	ViacomCBS, Inc.
20,000	6.88%, 04/30/36	27,782
25,000	7.88%, 07/30/30	35,014
50,000	Vistra Operations Co. LLC 144A 3.70%, 01/30/27	51,869
50,000	Volkswagen Group of America Finance LLC 144A 2.70%, 09/26/22	51,560
	Wells Fargo & Co.
50,000	4.65%, 11/04/44	58,587
100,000	5.38%, 11/02/43	127,345

See Notes to Financial Statements

89

VANECK VECTORS MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$50,000	Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/28	$57,576
		6,601,432
Total Corporate Bonds (Cost: $9,893,763)		9,790,282
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.1% (Cost: $106,163)
Money Market Fund: 1.1%
106,163	State Street Navigator Securities Lending Government Money Market Portfolio	$106,163
Total Investments: 100.0% (Cost: $9,999,926)		9,896,445
Liabilities in excess of other assets: (0.0)%		(3,513)
NET ASSETS: 100.0%		$9,892,932

Definitions:

USD	United States Dollar

Footnotes:

(o)	Perpetual Maturity — the date shown is the next call date
†	Security fully or partially on loan. Total market value of securities on loan is $100,819.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,503,443, or 25.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.7%	$260,638
Consumer Cyclicals	9.4	922,086
Consumer Non-Cyclicals	8.2	798,605
Energy	9.1	889,545
Financials	33.0	3,235,614
Healthcare	7.1	694,633
Industrials	2.8	270,473
Real Estate	0.6	56,660
Technology	22.2	2,177,914
Utilities	4.9	484,114
	100.0%	$9,790,282

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$9,790,282	$—	$9,790,282
Money Market Fund	106,163	—	—	106,163
Total	$106,163	$9,790,282	$—	$9,896,445

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

90

VANECK VECTORS MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Principal Amount		Value

CORPORATE BONDS: 99.0%
Australia: 0.4%
$50,000	Westpac Banking Corp. 4.11% (US Treasury Yield Curve Rate T 5 Year+2.00%), 07/24/34	$53,955
Canada: 7.3%
100,000	Alimentation Couche-Tard, Inc. 144A 2.95%, 01/25/30	102,864
	Bank of Nova Scotia
50,000	3.40%, 02/11/24	53,861
100,000	4.90% (US Treasury Yield Curve Rate T 5 Year+4.55%), 06/04/25 (o)	107,620
100,000	Brookfield Finance, Inc. 4.35%, 04/15/30	113,961
100,000	Canadian Imperial Bank of Commerce 3.10%, 04/02/24	106,867
50,000	Canadian Natural Resources Ltd. 6.25%, 03/15/38	66,013
	Enbridge, Inc.
100,000	3.13%, 11/15/29	105,005
100,000	5.50% (ICE LIBOR USD 3 Month+3.42%), 07/15/77	104,421
75,000	Suncor Energy, Inc. 6.80%, 05/15/38	103,992
75,000	Toronto-Dominion Bank 3.25%, 03/11/24	80,732
100,000	TransCanada PipeLines Ltd. 6.20%, 10/15/37	132,256
		1,077,592
China / Hong Kong: 1.5%
100,000	Bank of China Hong Kong Ltd. 144A 5.90% (US Treasury Yield Curve Rate T 5 Year+3.04%), 09/14/23 (o)	108,025
100,000	Tencent Holdings Ltd. 144A 3.28%, 04/11/24	106,442
		214,467
Denmark: 1.4%
200,000	Danske Bank A/S 144A 1.17% (US Treasury Yield Curve Rate T 1 Year+1.03%), 12/08/23	201,050
France: 4.5%
	BNP Paribas SA 144A
50,000	2.59% (US Treasury Yield Curve Rate T 5 Year+2.05%), 08/12/35	47,895
100,000	7.20% (ICE LIBOR USD 3 Month+1.29%), 06/25/37 (o) †	106,125
100,000	Credit Agricole SA 144A 3.25%, 01/14/30	103,817
	Societe Generale SA 144A
100,000	3.00%, 01/22/30	102,000
200,000	4.25%, 04/14/25	217,114
75,000	Total Capital International SA 3.70%, 01/15/24	81,511
		658,462
Principal Amount		Value

Germany: 1.5%
	Deutsche Bank AG
$100,000	3.30%, 11/16/22	$103,786
50,000	3.70%, 05/30/24	53,677
50,000	E.ON International Finance BV 144A 6.65%, 04/30/38	71,121
		228,584
Italy: 3.6%
	Enel Finance International NV 144A
100,000	3.50%, 04/06/28	107,943
150,000	4.25%, 09/14/23	162,104
100,000	6.80%, 09/15/37	143,001
100,000	Eni SpA 144A 4.75%, 09/12/28	115,781
		528,829
Japan: 0.6%
75,000	Aviation Capital Group LLC 144A 5.50%, 12/15/24	84,330
Luxembourg: 0.7%
100,000	Gazprom PJSC Via Gaz Capital SA 144A 4.95%, 02/06/28	110,750
Mexico: 1.4%
100,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa 144A 4.38%, 04/11/27	107,108
75,000	Southern Copper Corp. 6.75%, 04/16/40	104,812
		211,920
Saudi Arabia: 3.3%
50,000	Motiva Enterprises LLC 144A 6.85%, 01/15/40	61,401
	Saudi Arabian Oil Co. 144A
100,000	2.88%, 04/16/24	105,696
200,000	3.50%, 04/16/29	214,808
100,000	4.25%, 04/16/39	109,248
		491,153
South Africa: 0.8%
100,000	Prosus NV 144A 4.85%, 07/06/27	112,829
Spain: 1.1%
	Santander Holdings USA, Inc.
50,000	4.40%, 07/13/27	55,710
100,000	4.50%, 07/17/25	111,208
		166,918
Switzerland: 1.5%
200,000	Credit Suisse Group AG 144A 4.19% (United States Secured Overnight Financing Rate+3.73%), 04/01/31	221,317
United Kingdom: 9.5%
	Barclays Plc
200,000	2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	199,045
200,000	5.20%, 05/12/26	227,439
100,000	Credit Agricole SA 144A 4.13%, 01/10/27	112,291

See Notes to Financial Statements

91

VANECK VECTORS MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United Kingdom: (continued)
$50,000	HSBC Holdings Plc 6.10%, 01/14/42	$70,711
200,000	Lloyds Banking Group Plc 4.55%, 08/16/28	230,971
100,000	Natwest Group Plc 5.08% (ICE LIBOR USD 3 Month+1.91%), 01/27/30	116,712
50,000	Sky Ltd. 144A 3.13%, 11/26/22	52,126
	Standard Chartered Plc 144A
250,000	5.20%, 01/26/24	274,632
100,000	5.30%, 01/09/43	118,869
		1,402,796
United States: 59.9%
50,000	Air Lease Corp. 3.75%, 06/01/26	54,221
50,000	Ally Financial, Inc. 8.00%, 11/01/31	70,385
	Altria Group, Inc.
100,000	4.25%, 08/09/42	101,549
100,000	4.80%, 02/14/29	113,858
100,000	5.38%, 01/31/44	115,591
	Apple, Inc.
75,000	2.85%, 05/11/24	80,014
50,000	3.00%, 02/09/24	53,397
100,000	3.20%, 05/11/27	110,121
100,000	3.25%, 02/23/26	110,004
75,000	3.35%, 02/09/27	83,060
25,000	4.65%, 02/23/46	31,983
100,000	Ares Capital Corp. 4.20%, 06/10/24	107,931
	AT&T, Inc.
50,000	3.40%, 05/15/25	54,468
100,000	3.80%, 02/15/27	111,340
150,000	4.30%, 02/15/30	169,349
100,000	5.25%, 03/01/37	121,929
	Bank of America Corp.
125,000	4.08% (ICE LIBOR USD 3 Month+3.15%), 03/20/51	140,588
100,000	4.44% (ICE LIBOR USD 3 Month+1.99%), 01/20/48	117,593
50,000	BBVA Bancomer SA 144A 4.38%, 04/10/24	54,532
50,000	Becton Dickinson and Co. 3.36%, 06/06/24	53,878
	Berkshire Hathaway Energy Co.
100,000	3.70%, 07/15/30	112,475
50,000	4.25%, 10/15/50	59,175
75,000	6.13%, 04/01/36	102,918
110,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/48	129,740
100,000	Berkshire Hathaway, Inc. 3.13%, 03/15/26	109,588
50,000	Booking Holdings, Inc. 4.63%, 04/13/30	58,645
50,000	Brighthouse Financial, Inc. 4.70%, 06/22/47	52,136
75,000	Capital One Financial Corp. 3.75%, 07/28/26	82,316
Principal Amount		Value

United States: (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$100,000	4.46%, 07/23/22	$104,059
100,000	4.91%, 07/23/25	113,798
100,000	5.05%, 03/30/29	115,973
75,000	5.38%, 04/01/38	89,427
50,000	Chevron Corp. 2.90%, 03/03/24	53,247
50,000	Chevron USA, Inc. 6.00%, 03/01/41	70,596
75,000	DH Europe Finance II Sarl 2.60%, 11/15/29	77,321
50,000	Discover Financial Services 4.10%, 02/09/27	55,887
50,000	Dow Chemical Co. 9.40%, 05/15/39	85,527
50,000	DuPont de Nemours, Inc. 5.32%, 11/15/38	63,431
40,000	Enterprise Products Operating LLC 5.95%, 02/01/41	52,962
	Exelon Generation Co. LLC
75,000	3.25%, 06/01/25	80,697
50,000	6.25%, 10/01/39	59,509
	Exxon Mobil Corp.
100,000	1.57%, 04/15/23	102,538
150,000	2.99%, 03/19/25	161,582
50,000	3.48%, 03/19/30	54,778
50,000	GE Capital Funding LLC 144A 4.40%, 05/15/30	56,918
	General Electric Co.
150,000	4.50%, 03/11/44	170,973
125,000	6.88%, 01/10/39	179,963
75,000	GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/25	84,828
	HCA, Inc.
75,000	4.13%, 06/15/29	83,443
100,000	5.00%, 03/15/24	111,444
75,000	5.25%, 04/15/25	86,274
125,000	5.50%, 06/15/47	157,075
50,000	Home Depot, Inc. 3.75%, 02/15/24	54,332
75,000	Kinder Morgan Energy Partners LP 6.95%, 01/15/38	102,380
50,000	KKR Group Finance Co III LLC 144A 5.13%, 06/01/44	62,514
50,000	Marathon Petroleum Corp. 6.50%, 03/01/41	66,442
	McDonald’s Corp.
50,000	4.70%, 12/09/35	60,242
50,000	6.30%, 10/15/37	70,434
	Microsoft Corp.
110,000	2.70%, 02/12/25	118,141
50,000	2.88%, 02/06/24	53,245
100,000	3.30%, 02/06/27	111,013
50,000	Midwest Connector Capital Co. LLC 144A 3.90%, 04/01/24	52,039
25,000	Mondelez International, Inc. 2.75%, 04/13/30	25,851

See Notes to Financial Statements

92

Principal Amount		Value

United States: (continued)
$50,000	ONEOK, Inc. 5.20%, 07/15/48	$57,289
	Oracle Corp.
50,000	2.95%, 04/01/30	51,801
75,000	3.85%, 07/15/36	80,565
100,000	4.13%, 05/15/45	106,539
50,000	4.30%, 07/08/34	56,729
75,000	5.38%, 07/15/40	93,628
50,000	6.50%, 04/15/38	69,200
100,000	PepsiCo, Inc. 2.75%, 04/30/25	107,572
75,000	Phillips 66 4.65%, 11/15/34	87,711
100,000	Prudential Financial, Inc. 5.38% (ICE LIBOR USD 3 Month+3.03%), 05/15/45	110,262
	Synchrony Financial
50,000	4.25%, 08/15/24	54,634
75,000	4.50%, 07/23/25	83,743
	Sysco Corp.
50,000	3.30%, 07/15/26	54,325
100,000	6.60%, 04/01/40	142,039
	Thermo Fisher Scientific, Inc.
50,000	2.95%, 09/19/26	54,010
100,000	4.50%, 03/25/30	117,286
	Time Warner Cable LLC
100,000	6.55%, 05/01/37	132,968
75,000	6.75%, 06/15/39	102,392
75,000	Time Warner Entertainment Co. LP 8.38%, 03/15/23	85,649
	T-Mobile USA, Inc. 144A
50,000	3.50%, 04/15/25	54,282
150,000	3.75%, 04/15/27	165,415
200,000	3.88%, 04/15/30	218,110
75,000	Valero Energy Corp. 7.50%, 04/15/32	101,852
	Verizon Communications, Inc.
50,000	3.38%, 02/15/25	54,575
Principal Amount		Value

United States: (continued)
$150,000	4.02%, 12/03/29	$169,761
125,000	4.13%, 03/16/27	142,673
100,000	5.15%, 09/15/23	110,781
	ViacomCBS, Inc.
25,000	6.88%, 04/30/36	34,727
25,000	7.88%, 07/30/30	35,014
	Walmart, Inc.
50,000	2.85%, 07/08/24	53,721
50,000	3.30%, 04/22/24	53,959
100,000	Wells Fargo & Co 4.90%, 11/17/45	122,425
150,000	Wells Fargo & Co. 5.01% (United States Secured Overnight Financing Rate+4.50%), 04/04/51	195,094
50,000	Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/28	57,576
		8,829,974
Total Corporate Bonds (Cost: $14,843,453)		14,594,926

Number of Shares

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.7% (Cost: $106,163)
Money Market Fund: 0.7%
106,163	State Street Navigator Securities Lending Government Money Market Portfolio	106,163
Total Investments: 99.7% (Cost: $14,949,616)		14,701,089
Other assets less liabilities: 0.3%		47,036
NET ASSETS: 100.0%		$14,748,125

See Notes to Financial Statements

93

VANECK VECTORS MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

USD	United States Dollar

Footnotes:

(o)	Perpetual Maturity — the date shown is the next call date
†	Security fully or partially on loan. Total market value of securities on loan is $100,819.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,044,497, or 27.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	1.7%	$253,770
Consumer Cyclicals	5.4	788,777
Consumer Non-Cyclicals	12.3	1,793,079
Energy	14.5	2,111,509
Financials	38.1	5,560,026
Healthcare	4.5	663,410
Industrials	1.7	241,157
Real Estate	0.6	84,828
Technology	19.8	2,887,043
Utilities	1.4	211,327
	100.0%	$14,594,926

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$14,594,926	$—	$14,594,926
Money Market Fund	106,163	—	—	106,163
Total	$106,163	$14,594,926	$—	$14,701,089

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

94

VANECK VECTORS MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Number of Shares		Value

COMMON STOCKS: 100.0%
Real Estate Investment Trusts: 100.0%
1,924,853	AGNC Investment Corp.	$34,512,614
5,004,489	Annaly Capital Management, Inc.	45,440,760
776,300	Apollo Commercial Real Estate Finance, Inc.	11,807,523
810,631	Arbor Realty Trust, Inc.	14,331,956
288,911	Ares Commercial Real Estate Corp.	4,264,326
412,611	ARMOUR Residential REIT, Inc. †	5,128,755
519,912	Blackstone Mortgage Trust, Inc. †	16,891,941
781,120	Broadmark Realty Capital, Inc.	8,420,474
1,063,465	Chimera Investment Corp.	13,973,930
588,296	Colony Credit Real Estate, Inc.	5,112,292
209,975	Dynex Capital, Inc.	4,241,495
287,900	Ellington Financial, Inc.	5,164,926
254,801	Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	13,351,572
1,517,837	Invesco Mortgage Capital, Inc. †	5,919,564
147,247	KKR Real Estate Finance Trust, Inc.	3,106,912
855,641	Ladder Capital Corp.	10,173,572
2,547,980	MFA Financial, Inc.	11,211,112
1,684,542	New Residential Investment Corp.	18,058,290
2,495,253	New York Mortgage Trust, Inc.	11,453,211
741,063	Orchid Island Capital, Inc. †	4,075,847
560,179	PennyMac Mortgage Investment Trust	11,231,589
389,135	Ready Capital Corp.	5,646,349
536,059	Redwood Trust, Inc.	5,955,616
1,045,793	Starwood Property Trust, Inc. †	27,002,375
1,763,934	Two Harbors Investment Corp.	13,758,685
Total Common Stocks (Cost: $271,001,745)		310,235,686
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.9% (Cost: $5,860,627)
Money Market Fund: 1.9%
5,860,627	State Street Navigator Securities Lending Government Money Market Portfolio	$5,860,627
Total Investments: 101.9% (Cost: $276,862,372)		316,096,313
Liabilities in excess of other assets: (1.9)%		(5,812,139)
NET ASSETS: 100.0%		$310,284,174

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $50,187,067.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$310,235,686

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$310,235,686	$—	$—	$310,235,686
Money Market Fund	5,860,627	—	—	5,860,627
Total	$316,096,313	$—	$—	$316,096,313

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

95

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2021

Number of Shares		Value

PREFERRED SECURITIES: 100.5%
Basic Materials: 3.2%
437,679	ArcelorMittal SA 5.50%, 05/18/23	$30,121,069
Consumer Cyclicals: 7.0%
125,425	Aptiv Plc 5.50%, 06/15/23	20,481,902
	Ford Motor Co.
349,010	6.00%, 12/01/59	9,213,864
327,196	6.20%, 06/01/59	8,696,870
136,334	Qurate Retail, Inc. 8.00%, 03/15/31	14,260,536
218,240	QVC, Inc. 6.25%, 11/26/68	5,567,302
109,065	ViacomCBS, Inc. 5.75%, 04/01/24	7,911,575
		66,132,049
Consumer Non-Cyclicals: 3.9%
	CHS, Inc.
214,859	6.75% (ICE LIBOR USD 3 Month+4.16%), 09/30/24	5,919,365
183,230	7.10% (ICE LIBOR USD 3 Month+4.30%), 03/31/24 †	5,046,154
225,766	7.50%, 01/21/25	6,438,846
226,470	7.88%, 09/26/23 †	6,440,807
133,845	8.00%, 07/18/23 †	3,987,243
179,958	International Flavors & Fragrances, Inc. 6.00%, 09/15/21	8,916,919
		36,749,334
Energy: 3.9%
328,807	Blueknight Energy Partners LP 11.00%, Perpetual Maturity †	2,630,456
261,757	Enbridge, Inc. 6.38% (ICE LIBOR USD 3 Month+3.59%), 04/15/78 †	6,936,560
	Energy Transfer LP
193,551	7.38% (ICE LIBOR USD 3 Month+4.53%), 05/15/23	4,651,031
349,010	7.60% (ICE LIBOR USD 3 Month+5.16%), 05/15/24 †	8,473,963
187,802	7.63% (ICE LIBOR USD 3 Month+4.74%), 08/15/23	4,556,077
137,266	NGL Energy Partners LP 9.00% (ICE LIBOR USD 3 Month+7.21%), 07/01/22	1,978,003
167,961	NuStar Energy LP 7.63% (ICE LIBOR USD 3 Month+5.64%), 06/15/22	3,493,589
175,595	NuStar Logistics LP 6.92% (ICE LIBOR USD 3 Month+6.73%), 01/15/43	4,245,887
		36,965,566
Financials: 6.9%
	Aspen Insurance Holdings Ltd.
109,065	5.63%, 10/01/24	2,836,781
109,065	5.63%, 01/01/27 †	2,884,769
119,972	5.95% (ICE LIBOR USD 3 Month+4.06%), 07/01/23 †	3,245,243
239,944	Axis Capital Holdings Ltd.
	5.50%, 11/07/21	6,106,575
Number of Shares		Value

Financials: (continued)
777,173	Crestwood Equity Partners LP 9.25%, Perpetual Maturity	$7,025,644
109,065	National Rural Utilities Cooperative Finance Corp. 5.50%, 05/15/64 †	2,894,585
131,115	PartnerRe Ltd. 7.25%, 05/03/21	3,317,210
	Qwest Corp.
426,446	6.50%, 09/01/56 †	10,882,902
287,933	6.75%, 06/15/57 †	7,529,448
	Reinsurance Group of America, Inc.
174,505	5.75% (ICE LIBOR USD 3 Month+4.04%), 06/15/56 †	4,915,806
174,505	6.20% (ICE LIBOR USD 3 Month+4.37%), 09/15/42 †	4,624,382
	RenaissanceRe Holdings Ltd.
119,972	5.38%, 05/31/21 †	3,048,489
109,065	5.75%, 06/30/23 †	3,025,463
141,785	SCE Trust IV 5.38% (ICE LIBOR USD 3 Month+3.13%), 09/15/25 †	3,558,803
		65,896,100
Healthcare: 6.2%
225,766	Avantor, Inc. 6.25%, 05/15/22	22,314,711
327,196	Becton Dickinson and Co. 6.00%, 06/01/23 †	18,071,035
109,747	Boston Scientific Corp. 5.50%, 06/01/23	12,904,052
119,972	Elanco Animal Health, Inc. 5.00%, 02/01/23 †	5,707,068
		58,996,866
Industrials: 3.1%
162,508	GFL Environmental, Inc. 6.00%, 03/15/23	12,443,238
81,799	Stanley Black & Decker, Inc. 5.25%, 11/15/22 †	9,980,296
235,707	WESCO International, Inc. 10.63% (US Treasury Yield Curve Rate T 5 Year+10.32%), 06/22/25	7,481,340
		29,904,874
Real Estate: 17.1%
	AGNC Investment Corp.
250,851	6.13% (ICE LIBOR USD 3 Month+4.70%), 04/15/25	6,025,441
175,595	6.50% (ICE LIBOR USD 3 Month+4.99%), 10/15/24	4,395,143
141,785	7.00% (ICE LIBOR USD 3 Month+5.11%), 10/15/22	3,648,128
117,245	American Homes 4 Rent 6.50%, 06/01/21	2,961,609
	Annaly Capital Management, Inc.
185,411	6.50% (ICE LIBOR USD 3 Month+4.17%), 03/31/23 †	4,648,254
193,046	6.75% (ICE LIBOR USD 3 Month+4.99%), 06/30/24	4,996,030
314,109	6.95% (ICE LIBOR USD 3 Month+4.99%), 09/30/22	7,953,240

See Notes to Financial Statements

96

Number of Shares		Value

Real Estate: (continued)
109,065	Brookfield Property REIT, Inc. 6.38%, 06/01/21	$2,735,350
112,654	Capstead Mortgage Corp. 7.50%, 06/01/21 †	2,838,881
	Chimera Investment Corp.
113,428	7.75% (ICE LIBOR USD 3 Month+4.74%), 09/30/25	2,734,749
141,785	8.00% (ICE LIBOR USD 3 Month+5.79%), 03/30/24	3,516,268
	Colony Capital, Inc.
137,423	7.13%, 09/22/22	3,428,704
125,425	7.13%, 06/01/21	3,114,303
150,510	7.15%, 06/05/22 †	3,783,821
150,510	Digital Realty Trust, Inc. 5.20%, 10/10/24	4,101,397
	Diversified Healthcare Trust
152,692	5.63%, 08/01/42 †	3,481,378
109,065	6.25%, 02/01/46 †	2,662,277
125,425	Invesco Mortgage Capital, Inc. 7.50% (ICE LIBOR USD 3 Month+5.29%), 09/27/27	3,013,963
115,391	Kimco Realty Corp. 5.25%, 12/20/22	3,074,016
119,972	MFA Financial, Inc. 6.50% (ICE LIBOR USD 3 Month+5.34%), 03/31/25	2,742,560
221,403	Monmouth Real Estate Investment Corp. 6.13%, 09/15/21	5,656,847
150,510	National Retail Properties, Inc. 5.20%, 10/11/21	3,883,158
	New Residential Investment Corp.
175,595	6.38% (ICE LIBOR USD 3 Month+4.97%), 02/15/25 †	3,998,298
123,244	7.13% (ICE LIBOR USD 3 Month+5.64%), 08/15/24	2,998,527
135,241	Office Properties Income Trust 5.88%, 05/01/46 †	3,401,311
141,785	PS Business Parks, Inc. 4.88%, 11/04/24 †	3,829,613
	Public Storage
123,244	3.88%, 10/06/25 †	3,118,073
246,488	4.63%, 06/17/25	6,603,414
112,883	4.70%, 11/15/24 †	3,091,865
137,968	4.88%, 09/12/24 †	3,802,398
152,692	4.90%, 10/14/21	3,939,454
141,785	4.95%, 07/20/21	3,597,085
130,879	5.05%, 08/09/22 †	3,466,985
122,153	5.15%, 06/02/22 †	3,256,599
124,335	5.60%, 03/11/24 †	3,521,167
140,471	RLJ Lodging Trust 1.95%, Perpetual Maturity	3,916,331
	Two Harbors Investment Corp.
128,697	7.25% (ICE LIBOR USD 3 Month+5.01%), 01/27/25	3,138,920
125,425	7.63% (ICE LIBOR USD 3 Month+5.35%), 07/27/27	3,118,066
162,194	VEREIT, Inc. 6.70%, 06/01/21	4,118,106
Number of Shares		Value

Real Estate: (continued)
	Vornado Realty Trust
139,386	5.25%, 12/13/22	$3,675,609
130,879	5.25%, 11/24/25 †	3,480,073
130,879	5.40%, 06/01/21	3,370,134
130,879	5.70%, 06/01/21	3,353,120
		162,190,665
Technology: 10.5%
	AT&T, Inc.
763,458	4.75%, 02/18/25 †	19,414,737
523,514	5.00%, 12/12/24 †	13,752,713
576,956	5.35%, 11/01/66 †	15,225,869
359,916	5.63%, 08/01/67	9,717,732
185,411	Pitney Bowes, Inc. 6.70%, 03/07/43 †	4,626,004
36,428	Sabre Corp. 6.50%, 09/01/23	6,897,642
	Telephone & Data Systems, Inc.
183,230	6.63%, 03/31/26	5,047,986
130,879	7.00%, 03/15/60 †	3,303,386
	United States Cellular Corp.
218,131	5.50%, 03/01/70	5,579,791
218,131	6.25%, 09/01/69	5,780,471
149,202	6.95%, 05/15/60 †	3,819,571
119,972	7.25%, 12/01/63 †	3,037,691
130,879	7.25%, 12/01/64 †	3,351,811
		99,555,404
Utilities: 38.7%
113,761	AES Corp. 6.88%, 02/15/24	12,398,811
109,065	Alabama Power Co. 5.00%, 10/01/22 †	2,898,948
	Algonquin Power & Utilities Corp.
152,692	6.20% (ICE LIBOR USD 3 Month+4.01%), 07/01/79	4,232,622
125,425	6.88% (ICE LIBOR USD 3 Month+3.68%), 10/17/78	3,461,730
	American Electric Power Co., Inc.
175,595	6.13%, 03/15/22	8,813,113
185,411	6.13%, 08/15/23	9,528,271
152,692	Brookfield BRP Holdings Canada, Inc. 4.63%, 04/30/26	3,756,223
213,223	CenterPoint Energy, Inc. 7.00%, 09/01/21 †	9,490,556
	CMS Energy Corp.
122,153	5.88%, 10/15/78 †	3,335,998
274,845	5.88%, 03/01/79 †	7,566,483
	Dominion Energy, Inc.
349,010	5.25%, 07/30/76	8,833,443
175,595	7.25%, 06/01/22	18,112,624
	DTE Energy Co.
174,505	5.25%, 12/01/77	4,563,306
130,879	5.38%, 06/01/76 †	3,311,239
122,153	6.00%, 12/15/76	3,197,966
283,570	6.25%, 11/01/22	14,388,342
	Duke Energy Corp.
218,131	5.13%, 01/15/73 †	5,669,225
218,131	5.63%, 09/15/78 †	5,869,905
436,262	5.75%, 06/15/24 †	12,210,973

See Notes to Financial Statements

97

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Utilities: (continued)
178,867	Entergy Arkansas, LLC 4.88%, 09/01/66	$4,557,531
117,791	Entergy Louisiana, LLC 4.88%, 09/01/66 †	3,002,493
113,428	Entergy Mississippi, LLC 4.90%, 10/01/66 †	2,926,442
84,102	Essential Utilities, Inc. 6.00%, 04/30/22	4,971,269
117,791	Georgia Power Co. 5.00%, 10/01/77 †	3,094,370
	NextEra Energy Capital Holdings, Inc.
248,669	5.25%, 06/01/76	6,298,786
299,930	5.65%, 03/01/79 †	8,479,021
	NextEra Energy, Inc.
327,196	4.87%, 09/01/22	19,088,615
545,327	5.28%, 03/01/23	27,468,121
436,262	6.22%, 09/01/23	22,018,143
	NiSource, Inc.
218,131	6.50% (US Treasury Yield Curve Rate T 5 Year+3.63%), 03/15/24	5,998,602
81,799	7.75%, 03/01/24	8,759,855
174,505	PG&E Corp. 5.50%, 08/16/23	19,263,607
196,318	PPL Capital Funding, Inc. 5.90%, 04/30/73 †	5,006,109
119,972	SCE Trust III 5.75% (ICE LIBOR USD 3 Month+2.99%), 03/15/24 †	3,047,289
130,879	SCE Trust V 5.45% (ICE LIBOR USD 3 Month+3.79%), 03/15/26	3,338,723
207,224	SCE Trust VI 5.00%, 06/26/22 †	5,108,072
Number of Shares		Value

Utilities: (continued)
330,468	Sempra Energy 5.75%, 07/01/79	$9,048,214
73,074	South Jersey Industries, Inc. 8.75%, 04/01/24	3,872,191
	Southern Co.
327,196	4.20%, 10/15/60 †	8,232,251
436,262	4.95%, 01/30/80 †	11,587,119
349,010	5.25%, 10/01/76	8,924,186
196,318	5.25%, 12/01/77 †	5,243,654
376,276	6.75%, 08/01/22	19,716,862
109,065	Spire, Inc. 5.90%, 08/15/24 †	3,022,191
111,887	Tennessee Valley Authority 2.13% (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year+0.94%), 06/01/28	2,896,754
		366,610,248
Total Preferred Securities (Cost: $886,380,735)		953,122,175
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.6% (Cost: $14,817,293)
Money Market Fund: 1.6%
14,817,293	State Street Navigator Securities Lending Government Money Market Portfolio	14,817,293
Total Investments: 102.1% (Cost: $901,198,028)		967,939,468
Liabilities in excess of other assets: (2.1)%		(20,044,276)
NET ASSETS: 100.0%		$947,895,192

See Notes to Financial Statements

98

Definitions:

USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $43,212,661.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	3.2%	$30,121,069
Consumer Cyclicals	6.9	66,132,049
Consumer Non-Cyclicals	3.9	36,749,334
Energy	3.9	36,965,566
Financials	6.9	65,896,100
Healthcare	6.2	58,996,866
Industrials	3.1	29,904,874
Real Estate	17.0	162,190,665
Technology	10.4	99,555,404
Utilities	38.5	366,610,248
	100.0%	$953,122,175

The summary of inputs used to value the Fund’s investments as of April 30, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities*	$953,122,175	$—	$—	$953,122,175
Money Market Fund	14,817,293	—	—	14,817,293
Total	$967,939,468	$—	$—	$967,939,468

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

99

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2021

	BDC Income ETF	ChinaAMC China Bond ETF		Emerging Markets Aggregate Bond ETF	Emerging Markets High Yield Bond ETF
Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$411,780,495	$90,575,635		$15,307,003	$771,248,638
Short-term investments held as collateral for securities loaned (3)	31,604,946	—		55,227	14,533,630
Cash	38	—		32,827	10,875,360
Cash denominated in foreign currency, at value (4)	—	11,468,475	(a)	91,260	—
Receivables:
Investment securities sold	—	—		—	16,231,788
Shares of beneficial interest sold	13,833,571	5,320		—	—
Due from Adviser	—	—		7,996	—
Due from custodian	—	79,000		—	—
Dividends and interest	775,393	1,526,078		226,626	10,868,645
Prepaid expenses	—	312		—	—
Total assets	457,994,443	103,654,820		15,720,939	823,758,061
Liabilities:
Payables:
Investment securities purchased	13,834,025	—		—	24,456,589
Collateral for securities loaned	31,604,946	—		55,227	14,533,630
Line of credit	403,824	—		—	—
Shares of beneficial interest redeemed	—	—		—	—
Due to Adviser	114,366	25,476		—	219,502
Due to custodian	—	55,169		—	—
Deferred Trustee fees	9,396	808		1,999	40,196
Accrued expenses	67,593	70,015		89,606	101,094
Total liabilities	46,034,150	151,468		146,832	39,351,011
NET ASSETS	$411,960,293	$103,503,352		$15,574,107	$784,407,050
Shares outstanding	24,575,000	4,300,000		750,000	33,200,000
Net asset value, redemption and offering price per share	$16.76	$24.07		$20.77	$23.63
Net Assets consist of:
Aggregate paid in capital	$423,660,689	$101,839,884		$17,438,095	$830,379,244
Total distributable earnings (loss)	(11,700,396)	1,663,468		(1,863,988)	(45,972,194)
NET ASSETS	$411,960,293	$103,503,352		$15,574,107	$784,407,050
(1) Value of securities on loan	$44,959,053	$—		$241,488	$32,047,729
(2) Cost of investments – Unaffiliated issuers	$363,391,579	$89,110,200		$15,168,535	$761,980,798
(3) Cost of short-term investments held as collateral for securities loaned	$31,604,946	$—		$55,227	$14,533,630
(4) Cost of cash denominated in foreign currency	$—	$11,444,572		$93,033	$—

(a)	Includes $93,838 of foreign investor minimum settlement reserve funds (See Note 2G)

See Notes to Financial Statements

100

Fallen Angel High Yield Bond ETF	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF

$4,851,005,554	$83,261,057	$99,088,098	$558,942,478	$3,305,881,605	$9,790,282	$14,594,926
66,462,727	107,102	2,171,152	2,107,752	—	106,163	106,163
24,275,117	954,345	400,913	588,000	1,320,314	24,645	107,495
—	—	546,111	—	2,051,764	—	—

63,314,522	2,465,109	2,104,885	92,057,415	84,108,605	1,061,847	1,407,845
46,681,048	—	—	—	—	—	—
—	3,107	—	—	—	—	—
—	—	—	—	—	—	—
58,992,311	540,006	1,380,551	682,917	63,065,916	99,886	128,722
—	—	—	—	20,895	—	—
5,110,731,279	87,330,726	105,691,710	654,378,562	3,456,449,099	11,082,823	16,345,151

98,478,889	2,951,989	3,108,873	92,319,867	73,364,757	1,081,741	1,488,495
66,462,727	107,102	2,171,152	2,107,752	—	106,163	106,163
—	—	—	—	—	—	—
28,980,747	—	—	—	—	—	—
1,107,674	—	20,873	39,795	855,731	1,987	2,368
—	—	—	—	—	—	—
67,963	1,073	33,385	21,618	243,575	—	—
217,045	71,973	84,236	80,867	2,114,386	—	—
195,315,045	3,132,137	5,418,519	94,569,899	76,578,449	1,189,891	1,597,026
$4,915,416,234	$84,198,589	$100,273,191	$559,808,663	$3,379,870,650	$9,892,932	$14,748,125
152,650,000	3,100,000	3,900,000	22,100,000	108,522,682	400,000	600,000

$32.20	$27.16	$25.71	$25.33	$31.14	$24.73	$24.58

$4,739,186,310	$84,162,816	$107,214,778	$558,120,392	$3,795,613,139	$10,000,000	$15,000,000
176,229,924	35,773	(6,941,587)	1,688,271	(415,742,489)	(107,068)	(251,875)
$4,915,416,234	$84,198,589	$100,273,191	$559,808,663	$3,379,870,650	$9,892,932	$14,748,125
$124,439,962	$1,815,563	$4,162,767	$6,772,080	$—	$100,819	$100,819
$4,538,608,305	$83,136,628	$94,914,339	$556,196,160	$3,425,440,114	$9,893,763	$14,843,453
$66,462,727	$107,102	$2,171,152	$2,107,752	$—	$106,163	$106,163
$—	$—	$542,351	$—	$2,047,580	$—	$—

See Notes to Financial Statements

101

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

(continued)

	Mortgage REIT Income ETF	Preferred Securities ex Financials ETF

Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$310,235,686	$953,122,175
Short-term investments held as collateral for securities loaned (3)	5,860,627	14,817,293
Cash	14	36,793
Receivables:
Investment securities sold	—	18,073,226
Shares of beneficial interest sold	—	1,056,019
Dividends and interest	410,280	2,281,166
Total assets	316,506,607	989,386,672

Liabilities:
Payables:
Investment securities purchased	—	18,623,559
Collateral for securities loaned	5,860,627	14,817,293
Line of credit	202,954	7,664,737
Due to Adviser	65,722	267,350
Deferred Trustee fees	16,359	36,282
Accrued expenses	76,771	82,259
Total liabilities	6,222,433	41,491,480
NET ASSETS	$310,284,174	$947,895,192
Shares outstanding	15,950,000	45,200,000
Net asset value, redemption and offering price per share	$19.45	$20.97
Net Assets consist of:
Aggregate paid in capital	$346,875,055	$933,324,975
Total distributable earnings (loss)	(36,590,881)	14,570,217
NET ASSETS	$310,284,174	$947,895,192
(1) Value of securities on loan	$50,187,067	$43,212,661
(2) Cost of investments – Unaffiliated issuers	$271,001,745	$886,380,735
(3) Cost of short-term investments held as collateral for securities loaned	$5,860,627	$14,817,293

See Notes to Financial Statements

102

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VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2021

	BDC Income ETF	ChinaAMC China Bond ETF	Emerging Markets Aggregate Bond ETF	Emerging Markets High Yield Bond ETF

Income:
Interest	$311	$1,449,833	$728,345	$29,414,168
Dividends	27,442,860	—	—	—
Securities lending income	1,025,466	—	446	50,661
Foreign taxes withheld	—	(1,066)	(5,223)	(5,169)
Total income	28,468,637	1,448,767	723,568	29,459,660

Expenses:
Management fees	1,035,972	160,811	55,096	1,965,965
Professional fees	68,256	60,726	70,203	74,065
Custody and accounting fees	18,039	23,653	43,685	75,120
Reports to shareholders	23,947	2,541	901	31,926
IOPV fees	523	13,849	13,849	8,470
Trustees’ fees and expenses	9,796	1,774	1,211	16,136
Registration fees	7,029	7,009	7,020	7,080
Insurance	7,910	1,697	2,130	12,323
Interest	13,197	1,153	136	274
Other	4,699	1,676	1,457	7,308
Total expenses	1,189,368	274,889	195,688	2,198,667
Waiver of management fees	(138,962)	(71,206)	(55,096)	(227,753)
Expenses assumed by the Adviser	—	—	(85,362)	—
Net expenses	1,050,406	203,683	55,230	1,970,914
Net investment income	27,418,231	1,245,084	668,338	27,488,746

Net realized gain (loss) on:
Investments	(20,019,047)	74,173	(107,248) (b)	(10,418,604)
In-kind redemptions	7,955,801	—	—	1,068,155
Capital gain distributions received	362,781	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	184,758	4,067	—
Net realized gain (loss)	(11,700,465)	258,931	(103,181)	(9,350,449)

Net change in unrealized appreciation (depreciation) on:
Investments	129,739,736	1,639,318	1,074,477 (c)	56,587,045
Foreign currency transactions and foreign denominated assets and liabilities	—	37,404	7,674	—
Net change in unrealized appreciation (depreciation)	129,739,736	1,676,722	1,082,151	56,587,045
Net Increase (Decrease) in Net Assets Resulting from Operations	$145,457,502	$3,180,737	$1,647,308	$74,725,342

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Net of foreign taxes of $1,141
(c)	Net of foreign taxes of $3,918
(d)	Net of foreign taxes of $534,214
(e)	Net of foreign taxes of $1,413,277

See Notes to Financial Statements

104

Fallen Angel High Yield Bond ETF	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF		Moody’s Analytics BBB Corporate Bond ETF(a)	Moody’s Analytics IG Corporate Bond ETF(a)

$174,231,610	$1,114,375	$4,925,944	$5,037,087	$175,309,235		$97,718	$140,362
—	—	—	—	—		—	—
637,888	2,118	17,243	11,237	—		—	—
—	(317)	(48)	—	(2,219,124)		—	—
174,869,498	1,116,176	4,943,139	5,048,324	173,090,111		97,718	140,362

13,474,169	176,324	400,413	1,648,059	8,952,123		10,228	12,227
97,053	93,371	71,852	75,199	120,465		—	—
38,546	26,031	48,520	32,076	688,771		—	—
574,543	9,296	9,909	12,289	221,668		—	—
13,849	8,469	8,470	13,849	13,849		—	—
90,530	1,597	2,993	13,832	126,379		—	—
34,345	7,051	7,057	7,850	26,752		—	—
31,737	2,262	5,027	14,761	51,973		—	—
3,115	102	1,258	3,806	61,651		—	—
39,911	2,014	2,716	8,734	79,433		—	—
14,397,798	326,517	558,215	1,830,455	10,343,064		10,228	12,227
(2,573,466)	(176,324)	(156,488)	(1,167,598)	(340,005)		—	—
—	(49,026)	—	—	—		—	—
11,824,332	101,167	401,727	662,857	10,003,059		10,228	12,227
163,045,166	1,015,009	4,541,412	4,385,467	163,087,052		87,490	128,135

(32,293,574)	(63,236)	(1,747,161)	244,199	(158,390,128	)(d)	(15,478)	(25,943)
129,581,326	—	580,085	546,152	9,068,916		—	—
—	—	—	—	—		—	—

—	—	81,460	—	(1,230,424)		—	—
97,287,752	(63,236)	(1,085,616)	790,351	(150,551,636)		(15,478)	(25,943)

387,013,556	(435,542)	15,160,147	13,202,820	324,035,650	(e)	(103,480)	(248,527)

—	—	10,281	—	4,970,712		—	—
387,013,556	(435,542)	15,170,428	13,202,820	329,006,362		(103,480)	(248,527)
$647,346,474	$516,231	$18,626,224	$18,378,638	$341,541,778		$(31,468)	$(146,335)

See Notes to Financial Statements

105

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

(continued)

	Mortgage REIT Income ETF	Preferred Securities ex Financials ETF

Income:
Interest	$157	$783
Dividends	12,389,441	41,798,161
Securities lending income	141,339	454,039
Foreign taxes withheld	—	(22,985)
Total income	12,530,937	42,229,998

Expenses:
Management fees	840,540	3,142,918
Professional fees	71,232	80,850
Custody and accounting fees	18,255	27,743
Reports to shareholders	53,334	65,912
IOPV fees	3,387	523
Trustees’ fees and expenses	8,360	21,722
Registration fees	7,206	8,814
Insurance	7,527	20,060
Interest	17,094	35,593
Other	4,193	13,592
Total expenses	1,031,128	3,417,727
Waiver of management fees	(172,617)	(237,827)
Net expenses	858,511	3,179,900
Net investment income	11,672,426	39,050,098

Net realized loss on:
Investments	(28,405,183)	(7,969,874)
In-kind redemptions	10,456,006	2,076,491
Capital gain distributions received	—	273,378
Net realized loss	(17,949,177)	(5,620,005)

Net change in unrealized appreciation (depreciation) on:
Investments	130,769,388	113,139,493
Net Increase in Net Assets Resulting from Operations	$124,492,637	$146,569,586

See Notes to Financial Statements

106

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VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		ChinaAMC China Bond ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
Operations:
Net investment income	$27,418,231	$21,567,462	$1,245,084	$174,642
Net realized gain (loss)	(11,700,465)	(15,333,020)	258,931	(78,353)
Net change in unrealized appreciation (depreciation)	129,739,736	(74,503,250)	1,676,722	(19,846)
Net increase (decrease) in net assets resulting from operations	145,457,502	(68,268,808)	3,180,737	76,443
Distributions to shareholders:
From distributable earnings	(28,249,128)	(21,186,560)	(1,233,560)	(156,654)
Return of capital	(102,755)	—	—	(18,386)
Total distributions	(28,351,883)	(21,186,560)	(1,233,560)	(175,040)
Share transactions**:
Proceeds from sale of shares	167,364,489	101,879,369	97,077,772 (a)	—
Cost of shares redeemed	(42,308,818)	(49,439,986)	—	—
Increase in net assets resulting from share transactions	125,055,671	52,439,383	97,077,772	—
Total increase (decrease) in net assets	242,161,290	(37,015,985)	99,024,949	(98,597)
Net Assets, beginning of year	169,799,003	206,814,988	4,478,403	4,577,000
Net Assets, end of year	$411,960,293	$169,799,003	$103,503,352	$4,478,403
** Shares of Common Stock Issued (no par value)
Shares sold	11,800,000	6,750,000	4,100,000	—
Shares redeemed	(3,025,000)	(3,450,000)	—	—
Net increase	8,775,000	3,300,000	4,100,000	—

(a)	Includes $79,000 for a reimbursement by the Adviser (See Note 3)

See Notes to Financial Statements

108

Emerging Markets Aggregate Bond ETF		Emerging Markets High Yield Bond ETF		Fallen Angel High Yield Bond ETF
Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

$668,338	$705,316	$27,488,746	$19,644,282	$163,045,166	$70,986,954
(103,181)	(212,326)	(9,350,449)	(8,789,257)	97,287,752	(101,499,902)
1,082,151	(695,902)	56,587,045	(38,751,872)	387,013,556	(55,587,496)

1,647,308	(202,912)	74,725,342	(27,896,847)	647,346,474	(86,100,444)

(573,293)	(604,973)	(25,900,330)	(19,713,460)	(155,216,155)	(69,209,400)
(93,307)	(105,837)	—	—	—	—
(666,600)	(710,810)	(25,900,330)	(19,713,460)	(155,216,155)	(69,209,400)

—	949,367	446,230,645	122,700,933	3,595,864,787	1,381,802,023
—	—	(18,741,366)	(28,453,692)	(855,370,459)	(519,616,958)

—	949,367	427,489,279	94,247,241	2,740,494,328	862,185,065
980,708	35,645	476,314,291	46,636,934	3,232,624,647	706,875,221
14,593,399	14,557,754	308,092,759	261,455,825	1,682,791,587	975,916,366
$15,574,107	$14,593,399	$784,407,050	$308,092,759	$4,915,416,234	$1,682,791,587

—	50,000	19,000,000	5,200,000	117,100,000	47,150,000
—	—	(800,000)	(1,400,000)	(27,150,000)	(18,100,000)
—	50,000	18,200,000	3,800,000	89,950,000	29,050,000

See Notes to Financial Statements

109

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Green Bond ETF		International High Yield Bond ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$1,015,009	$604,222	$4,541,412	$5,673,344
Net realized gain (loss)	(63,236)	411,300	(1,085,616)	(3,161,281)
Net change in unrealized appreciation (depreciation)	(435,542)	576,621	15,170,428	(7,595,399)
Net increase (decrease) in net assets resulting from operations	516,231	1,592,143	18,626,224	(5,083,336)

Distributions to shareholders:
From distributable earnings	(902,645)	(518,700)	(4,423,249)	(5,231,217)
Return of capital	—	(119,670)	(264,741)	(396,663)
Total distributions	(902,645)	(638,370)	(4,687,990)	(5,627,880)

Share transactions**:
Proceeds from sale of shares	52,359,723	8,084,836	10,278,340	9,904,641
Cost of shares redeemed	—	(2,683,565)	(12,776,583)	(23,238,685)
Increase (decrease) in net assets resulting from share transactions	52,359,723	5,401,271	(2,498,243)	(13,334,044)
Total increase (decrease) in net assets	51,973,309	6,355,044	11,439,991	(24,045,260)
Net Assets, beginning of period	32,225,280	25,870,236	88,833,200	112,878,460
Net Assets, end of period	$84,198,589	$32,225,280	$100,273,191	$88,833,200

** Shares of Common Stock Issued (no par value)
Shares sold	1,900,000	300,000	400,000	400,000
Shares redeemed	—	(100,000)	(500,000)	(1,000,000)
Net increase (decrease)	1,900,000	200,000	(100,000)	(600,000)

*	Commencement of operations

See Notes to Financial Statements

110

Investment Grade Floating Rate ETF		J.P. Morgan EM Local Currency Bond ETF		Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF
Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020	For the Period December 2, 2020* through April 30, 2021	For the Period December 2, 2020* through April 30, 2021

$4,385,467	$13,664,047	$163,087,052	$282,892,930	$ 87,490	$ 128,135
790,351	(3,594,118)	(150,551,636)	(429,422,888)	(15,478)	(25,943)
13,202,820	(9,868,517)	329,006,362	(57,775,966)	(103,480)	(248,527)

18,378,638	201,412	341,541,778	(204,305,924)	(31,468)	(146,335)

(5,073,095)	(14,425,000)	(524,709)	(70,848,577)	(75,600)	(105,540)
—	—	(161,805,238)	(210,852,975)	—	—
(5,073,095)	(14,425,000)	(162,329,947)	(281,701,552)	(75,600)	(105,540)

125,423,479	44,286,437	690,250,396	512,534,822	10,000,000	15,000,000
(40,336,816)	(110,153,612)	(828,095,691)	(2,019,935,636)	—	—

85,086,663	(65,867,175)	(137,845,295)	(1,507,400,814)	10,000,000	15,000,000
98,392,206	(80,090,763)	41,366,536	(1,993,408,290)	9,892,932	14,748,125
461,416,457	541,507,220	3,338,504,114	5,331,912,404	—	—
$559,808,663	$461,416,457	$3,379,870,650	$3,338,504,114	$ 9,892,932	$14,748,125

4,950,000	1,750,000	21,600,000	15,300,000	400,000	600,000
(1,600,000)	(4,450,000)	(26,800,000)	(62,600,000)	—	—
3,350,000	(2,700,000)	(5,200,000)	(47,300,000)	400,000	600,000

See Notes to Financial Statements

111

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Mortgage REIT Income ETF		Preferred Securities ex Financials ETF
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$11,672,426	$12,365,684	$39,050,098	$37,582,809
Net realized loss	(17,949,177)	(10,033,682)	(5,620,005)	(12,134,058)
Net change in unrealized appreciation (depreciation)	130,769,388	(97,091,800)	113,139,493	(43,552,343)
Net increase (decrease) in net assets resulting from operations	124,492,637	(94,759,798)	146,569,586	(18,103,592)

Distributions to shareholders:
From distributable earnings	(11,675,560)	(12,368,685)	(38,058,255)	(38,840,821)
Return of capital	(6,729,745)	(2,747,765)	—	—
Total distributions	(18,405,305)	(15,116,450)	(38,058,255)	(38,840,821)

Share transactions**:
Proceeds from sale of shares	118,718,711	83,580,336	183,940,174	211,329,479
Cost of shares redeemed	(33,825,342)	(29,272,023)	(33,585,352)	(49,472,034)
Increase in net assets resulting from share transactions	84,893,369	54,308,313	150,354,822	161,857,445
Total increase (decrease) in net assets	190,980,701	(55,567,935)	258,866,153	104,913,032
Net Assets, beginning of year	119,303,473	174,871,408	689,029,039	584,116,007
Net Assets, end of year	$310,284,174	$119,303,473	$947,895,192	$689,029,039

** Shares of Common Stock Issued (no par value)
Shares sold	7,700,000	4,500,000	9,150,000	10,600,000
Shares redeemed	(2,200,000)	(1,450,000)	(1,750,000)	(2,950,000)
Net increase	5,500,000	3,050,000	7,400,000	7,650,000

*	Commencement of operations

See Notes to Financial Statements

112

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	BDC Income ETF
	For the Year Ended April 30,
	2021		2020	2019	2018	2017
Net asset value, beginning of year	$10.75		$16.55	$16.10	$19.17	$16.43
Income from investment operations:
Net investment income	1.43	(a)	1.54 (a)	1.59 (a)	1.52 (a)	1.54
Net realized and unrealized gain (loss) on investments	6.02		(5.86)	0.41	(3.04)	2.67
Total from investment operations	7.45		(4.32)	2.00	(1.52)	4.21
Less distributions from:
Net investment income	(1.44)		(1.48)	(1.55)	(1.55)	(1.47)
Return of capital	(0.00	)(d)	—	—	—	—
Total distributions	(1.44)		(1.48)	(1.55)	(1.55)	(1.47)
Net asset value, end of year	$16.76		$10.75	$16.55	$16.10	$19.17
Total return (b)	73.81%		(27.77)%	13.27%	(8.08)%	26.67%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$411,960		$169,799	$206,815	$177,926	$183,067
Ratio of gross expenses to average net assets	0.46%		0.48%	0.47%	0.49%	0.52%
Ratio of net expenses to average net assets	0.41%		0.41%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets excluding interest expense	0.40%		0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	10.57%		9.95%	9.73%	8.85%	9.12%
Portfolio turnover rate (c)	26%		22%	13%	19%	23%

	ChinaAMC China Bond ETF
	For the Year Ended April 30,
	2021		2020	2019	2018	2017
Net asset value, beginning of year	$22.39		$22.89	$24.14	$22.16	$24.28
Income from investment operations:
Net investment income	0.73	(a)	0.87 (a)	0.75 (a)	0.74 (a)	0.21
Net realized and unrealized gain (loss) on investments	1.60		(0.49)	(1.24)	2.07	(1.64)
Total from investment operations	2.33		0.38	(0.49)	2.81	(1.43)
Less distributions from:
Net investment income	(0.65)		(0.79)	(0.38)	—	—
Return of capital	—		(0.09)	(0.38)	(0.83)	(0.69)
Total distributions	(0.65)		(0.88)	(0.76)	(0.83)	(0.69)
Net asset value, end of year	$24.07		$22.39	$22.89	$24.14	$22.16
Total return (b)	10.56%		1.76%	(1.98)%	12.94%	(6.00)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$103,503		$4,478	$4,577	$4,828	$6,649
Ratio of gross expenses to average net assets	0.68%		3.53%	2.25%	2.59%	1.90%
Ratio of net expenses to average net assets	0.50%		0.50%	0.50%	0.50%	0.50%
Ratio of net expenses to average net assets excluding interest expense	0.50%		0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.07%		3.93%	3.29%	3.21%	3.04%
Portfolio turnover rate (c)	17%		21%	22%	39%	9%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

113

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Emerging Markets Aggregate Bond ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$19.46	$20.80	$21.42	$21.64	$21.68
Income from investment operations:
Net investment income	0.89 (a)	1.00 (a)	1.00 (a)	0.96 (a)	0.98
Net realized and unrealized gain (loss) on investments	1.31	(1.33)	(0.63)	(0.15)	(0.08)
Total from investment operations	2.20	(0.33)	0.37	0.81	0.90
Less distributions from:
Net investment income	(0.77)	(0.86)	(0.48)	(0.71)	(0.62)
Return of capital	(0.12)	(0.15)	(0.51)	(0.32)	(0.32)
Total distributions	(0.89)	(1.01)	(0.99)	(1.03)	(0.94)
Net asset value, end of year	$20.77	$19.46	$20.80	$21.42	$21.64
Total return (b)	11.31%	(1.83)%	1.91%	3.78%	4.27%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$15,574	$14,593	$14,558	$14,993	$15,150
Ratio of gross expenses to average net assets	1.24%	1.49%	0.92%	1.12%	1.26%
Ratio of net expenses to average net assets	0.35%	0.35%	0.36%	0.49%	0.49%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.36%	0.49%	0.49%
Ratio of net investment income to average net assets	4.25%	4.75%	4.85%	4.38%	4.60%
Portfolio turnover rate (c)	17%	12%	25%	20%	11%

	Emerging Markets High Yield Bond ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.54	$23.34	$23.83	$24.86	$23.37
Income from investment operations:
Net investment income	1.29 (a)	1.42 (a)	1.33 (a)	1.33 (a)	1.46
Net realized and unrealized gain (loss) on investments	3.06	(2.77)	(0.46)	(1.01)	1.50
Total from investment operations	4.35	(1.35)	0.87	0.32	2.96
Less distributions from:
Net investment income	(1.26)	(1.45)	(1.36)	(1.35)	(1.47)
Net asset value, end of year	$23.63	$20.54	$23.34	$23.83	$24.86
Total return (b)	21.53%	(6.27)%	3.93%	1.28%	13.04%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$784,407	$308,093	$261,456	$371,678	$372,926
Ratio of gross expenses to average net assets	0.45%	0.47%	0.46%	0.45%	0.47%
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.58%	6.19%	5.81%	5.43%	6.13%
Portfolio turnover rate (c)	31%	28%	27%	40%	39%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

114

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Fallen Angel High Yield Bond ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$26.84	$29.00	$29.19	$29.65	$27.14
Income from investment operations:
Net investment income	1.49 (a)	1.54 (a)	1.64 (a)	1.54 (a)	1.56
Net realized and unrealized gain (loss) on investments	5.35	(2.16)	(0.24)	(0.40)	2.62
Total from investment operations	6.84	(0.62)	1.40	1.14	4.18
Less distributions from:
Net investment income	(1.48)	(1.54)	(1.59)	(1.51)		(1.58)
Net realized capital gains	—	—	—	(0.09)		(0.09)
Total distributions	(1.48)	(1.54)	(1.59)	(1.60)		(1.67)
Net asset value, end of year	$32.20	$26.84	$29.00	$29.19	$29.65
Total return (b)	25.95%	(2.38)%	5.04%	3.86%		15.86%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,915,416	$1,682,792	$975,916	$1,223,107	$855,380
Ratio of gross expenses to average net assets	0.43%	0.43%	0.45%	0.44%		0.46%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%		0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%		0.35%
Ratio of net investment income to average net assets	4.83%	5.35%	5.76%	5.16%		5.61%
Portfolio turnover rate (c)	27%	68%	29%	20%		32%

	Green Bond ETF
					For the Period
					March 3,
					2017 (d) through
	For the Year Ended April 30,				April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.85	$25.87	$26.54	$25.44	$24.75
Income from investment operations:
Net investment income	0.55 (a)	0.58 (a)	0.34 (a)	0.29 (a)	0.04
Net realized and unrealized gain (loss) on investments	0.28 (h)	1.00	(0.68)	1.16	0.67
Total from investment operations	0.83	1.58	(0.34)	1.45	0.71
Less distributions from:
Net investment income	(0.52)	(0.50)	(0.29)	(0.35)		(0.02)
Net realized capital gains	—	—	—	0.00 (g)	—
Return of capital	—	(0.10)	(0.04)	—	—
Total distributions	(0.52)	(0.60)	(0.33)	(0.35)		(0.02)
Net asset value, end of period	$27.16	$26.85	$25.87	$26.54	$25.44
Total return (b)	3.07%	6.17%	(1.25)%	5.72%	2.86	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$84,199	$32,225	$25,870	$17,254	$5,088
Ratio of gross expenses to average net assets	0.65%	0.83%	1.02%	1.56%	5.49	%(f)
Ratio of net expenses to average net assets	0.20%	0.23%	0.33%	0.40%	0.40	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.20%	0.23%	0.33%	0.40%	0.40	%(f)
Ratio of net investment income to average net assets	2.01%	2.17%	1.32%	1.10%	1.03	%(f)
Portfolio turnover rate (c)	25%	83%	28%	26%	0	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized
(g)	Amount represents less than $0.005 per share.
(h)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements

115

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	International High Yield Bond ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.21	$24.54	$25.20	$24.90	$24.20
Income from investment operations:
Net investment income	1.13 (a)	1.26 (a)	1.13 (a)	1.07 (a)	1.24
Net realized and unrealized gain (loss) on investments	3.54	(2.33)	(0.65)	0.39	0.65
Total from investment operations	4.67	(1.07)	0.48	1.46	1.89
Less distributions from:
Net investment income	(1.10)	(1.17)	(1.08)	(1.02)	(0.83)
Return of capital	(0.07)	(0.09)	(0.06)	(0.14)	(0.36)
Total distributions	(1.17)	(1.26)	(1.14)	(1.16)	(1.19)
Net asset value, end of year	$25.71	$22.21	$24.54	$25.20	$24.90
Total return (b)	21.30%	(4.67)%	2.08%	5.91%	8.04%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$100,273	$88,833	$112,878	$171,358	$129,478
Ratio of gross expenses to average net assets	0.56%	0.62%	0.54%	0.52%	0.54%
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.54%	5.17%	4.66%	4.19%	4.95%
Portfolio turnover rate (c)	33%	37%	32%	41%	34%

	Investment Grade Floating Rate ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.61	$25.25	$25.32	$25.14	$24.77
Income from investment operations:
Net investment income	0.23 (a)	0.68 (a)	0.77 (a)	0.52 (a)	0.33
Net realized and unrealized gain (loss) on investments	0.76	(0.61)	(0.10)	0.13	0.36
Total from investment operations	0.99	0.07	0.67	0.65	0.69
Less distributions from:
Net investment income	(0.27)	(0.71)	(0.74)	(0.47)	(0.32)
Net asset value, end of year	$25.33	$24.61	$25.25	$25.32	$25.14
Total return (b)	4.07%	0.26%	2.71%	2.59%	2.80%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$559,809	$461,416	$541,507	$377,199	$148,322
Ratio of gross expenses to average net assets	0.39%	0.40%	0.40%	0.41%	0.46%
Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of net expenses to average net assets excluding interest expense	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets	0.93%	2.70%	3.05%	2.06%	1.40%
Portfolio turnover rate (c)	72%	40%	30%	28%	46%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

116

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	J.P. Morgan EM Local Currency Bond ETF #
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$29.36	$33.11	$37.56	$37.24	$37.90
Income from investment operations:
Net investment income	1.55 (a)	2.00 (a)	2.14 (a)	2.18 (a)	2.56
Net realized and unrealized gain (loss) on investments	1.78	(3.75)	(4.45)	0.40	(1.34)
Total from investment operations	3.33	(1.75)	(2.31)	2.58	1.22
Less distributions from:
Net investment income	(0.01)	(0.48)	(1.36)	(1.98)	(0.60)
Return of capital	(1.54)	(1.52)	(0.78)	(0.28)	(1.28)
Total distributions	(1.55)	(2.00)	(2.14)	(2.26)	(1.88)
Net asset value, end of year	$31.14	$29.36	$33.11	$37.56	$37.24
Total return (b)	11.40%	(5.79)%	(6.05)%	7.05%	3.41%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,379,871	$3,338,504	$5,331,912	$5,645,038	$3,354,751
Ratio of gross expenses to average net assets	0.31%	0.36%	0.41%	0.46%	0.48%
Ratio of net expenses to average net assets	0.30%	0.30%	0.31%	0.44%	0.47%
Ratio of net expenses to average net assets excluding interest expense	0.30%	0.30%	0.31%	0.44%	0.47%
Ratio of net investment income to average net assets	4.92%	6.05%	6.35%	5.69%	5.60%
Portfolio turnover rate (c)	40%	39%	36%	28%	37%

	Moody’s Analytics BBB Corporate Bond ETF
	For the Period December 2, 2020 (d) through April 30, 2021
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income (a)	0.22
Net realized and unrealized gain (loss) on investments	(0.30)
Total from investment operations	(0.08)
Less distributions from:
Net investment income	(0.19)
Net asset value, end of period	$24.73
Total return (b)	(0.32	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,893
Ratio of expenses to average net assets	0.25	%(f)
Ratio of expenses to average net assets excluding interest expense	0.25	%(f)
Ratio of net investment income to average net assets	2.14	%(f)
Portfolio turnover rate (c)	35	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized
#	On October 26, 2018, the Fund effected a 1 for 2 reverse share split (See Note 10). Per share data has been adjusted to reflect the reverse share split.

See Notes to Financial Statements

117

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Moody’s Analytics IG Corporate Bond ETF
	For the Period December 2, 2020 (a) through April 30, 2021
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income (b)	0.21
Net realized and unrealized gain (loss) on investments	(0.45)
Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.18)
Net asset value, end of period	$24.58
Total return (c)	(0.97	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,748
Ratio of expenses to average net assets	0.20	%(e)
Ratio of expenses to average net assets excluding interest expense	0.20	%(e)
Ratio of net investment income to average net assets	2.10	%(e)
Portfolio turnover rate (f)	28	%(d)

	Mortgage REIT Income ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.42	$23.63	$22.71	$24.49	$20.03
Income from investment operations:
Net investment income	0.86 (b)	1.45 (b)	1.68 (b)	1.70 (b)	1.81
Net realized and unrealized gain (loss) on investments	8.49	(11.90)	0.94	(1.59)	4.38
Total from investment operations	9.35	(10.45)	2.62	0.11	6.19
Less distributions from:
Net investment income	(0.83)	(1.45)	(1.67)	(1.81)	(1.73)
Return of capital	(0.49)	(0.31)	(0.03)	(0.08)	—
Total distributions	(1.32)	(1.76)	(1.70)	(1.89)	(1.73)
Net asset value, end of year	$19.45	$11.42	$23.63	$22.71	$24.49
Total return (c)	85.71%	(46.63)%	12.00%	0.32%	32.15%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$310,284	$119,303	$174,871	$131,732	$148,143
Ratio of gross expenses to average net assets	0.49%	0.50%	0.49%	0.49%	0.54%
Ratio of net expenses to average net assets	0.41%	0.41%	0.42%	0.41%	0.41%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.55%	6.70%	7.19%	7.13%	8.25%
Portfolio turnover rate (f)	31%	16%	35%	21%	24%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

118

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Preferred Securities ex Financials ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.23	$19.37	$19.09	$20.12	$20.34
Income from investment operations:
Net investment income	0.98 (a)	1.06 (a)	1.13 (a)	1.10 (a)	1.15
Net realized and unrealized gain (loss) on investments	2.72	(1.12)	0.32	(0.98)	(0.19)
Total from investment operations	3.70	(0.06)	1.45	0.12	0.96
Less distributions from:
Net investment income	(0.96)	(1.08)	(1.17)	(1.14)	(1.18)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.96)	(1.08)	(1.17)	(1.15)	(1.18)
Net asset value, end of year	$20.97	$18.23	$19.37	$19.09	$20.12
Total return (b)	20.78%	(0.54)%	7.90%	0.57%	4.88%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$947,895	$689,029	$584,116	$498,248	$437,716
Ratio of gross expenses to average net assets	0.43%	0.44%	0.46%	0.45%	0.46%
Ratio of net expenses to average net assets	0.40%	0.41%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.97%	5.41%	5.92%	5.57%	5.70%
Portfolio turnover rate (c)	36%	45%	31%	47%	31%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

119

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2021

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
BDC Income ETF (“BDC Income”)	Diversified
ChinaAMC China Bond ETF (“ChinaAMC China Bond”)	Non-Diversified
Emerging Markets Aggregate Bond ETF (“Emerging Markets Aggregate”)	Non-Diversified
Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”)	Diversified
Fallen Angel High Yield Bond ETF (“Fallen Angel”)	Diversified
Green Bond ETF (“Green Bond”)	Non-Diversified
International High Yield Bond ETF (“International High Yield”)	Diversified
Investment Grade Floating Rate ETF (“Floating Rate”)	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”)	Non-Diversified
Moody’s Analytics BBB Corporate Bond ETF (“Moody’s Analytics BBB”)	Non-Diversified
Moody’s Analytics IG Corporate Bond ETF (“Moody’s Analytics IG”)	Non-Diversified
Mortgage REIT Income ETF (“Mortgage REIT”)	Non-Diversified
Preferred Securities ex Financials ETF (“Preferred Securities”)	Non-Diversified

Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except BDC Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC China Bond. ChinaAMC China Bond seeks to achieve its investment objective by primarily investing in bonds issued in the People’s Republic of China (“PRC”) via the Sub-Adviser. BDC Income, Mortgage REIT and Preferred Securities each seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices.
120

To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT, which are declared and paid quarterly). Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations
121

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NOTES TO FINANCIAL STATEMENTS

(continued)

on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at April 30, 2021 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

ChinaAMC China Bond is required to hold foreign investor minimum settlement reserve funds by the China Securities Depository and Clearing Corporation Limited. Refer to cash denominated in foreign currency, at value on the Statement of Assets and Liabilities for the amount held at April 30, 2021.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least September 1, 2021, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

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The expense limitations and management fee rates for the year ended April 30, 2021, are as follows:

Fund	Expense Limitations	Management Fees
BDC Income	0.40%	0.40%
ChinaAMC China Bond	0.50	0.40
Emerging Markets Aggregate	0.35	0.35
Emerging Markets High Yield	0.40	0.40
Fallen Angel	0.35	0.40
Floating Rate	0.14	0.35
Green Bond	0.20	0.35
International High Yield	0.40	0.40
J.P. Morgan EM	0.30	0.27
Mortgage REIT	0.40	0.40
Preferred Securities	0.40	0.40

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

Moody’s Analytics BBB and Moody’s Analytics IG utilize a unitary management fee structure where the Adviser is responsible for all Fund expenses, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses. The unitary management fee rate for Moody’s Analytics BB and Moody’s Analytics IG is 0.25% and 0.20%, respectively.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

During the year ended April 30, 2021, the Adviser voluntarily reimbursed the ChinaAMC China Bond ETF $79,000 for capital share transaction losses. This amount is reflected in Proceeds from sale of shares in the Statements of Changes in Net Assets.

At April 30, 2021, the Adviser owned approximately 48%, 47%, 45%, and 2% of Moody’s Analytics IG, Moody’s Analytics BBB, Emerging Markets Aggregate and Floating Rate, respectively.

Note 4—Capital Share Transactions—As of April 30, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

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VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Investments—For the year ended April 30, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
BDC Income	$69,347,281	$68,021,531	$160,449,253	$35,515,652
ChinaAMC China Bond	90,375,127	6,206,900	—	—
Emerging Markets Aggregate	2,645,797	2,624,924	—	—
Emerging Markets High Yield	219,965,528	155,025,742	378,645,937	18,842,519
Fallen Angel	1,220,956,562	886,157,794	3,169,841,189	803,691,829
Floating Rate	375,970,371	336,493,293	74,181,710	39,136,370
Green Bond	27,181,837	12,827,934	37,304,478	—
International High Yield	37,719,409	32,284,670	5,226,316	12,444,131
J.P. Morgan EM	1,294,501,257	1,307,672,739	405,358,548	537,042,417
Moody’s Analytics BBB	13,420,920	3,440,242	—	—
Moody’s Analytics IG	19,082,575	4,115,692	—	—
Mortgage REIT	65,826,022	64,377,005	116,255,324	31,141,461
Preferred Securities	293,189,278	281,058,862	175,343,981	28,536,396

Note 6—Income Taxes—As of April 30, 2021, for Federal income tax purposes, the identified tax cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BDC Income	$399,330,845	$57,778,171	$(13,723,575)	$44,054,596
ChinaAMC China Bond	89,111,730	1,785,670	(321,765)	1,463,905
Emerging Markets Aggregate	15,230,254	992,992	(861,016)	131,976
Emerging Markets High Yield	777,462,252	21,459,064	(13,139,048)	8,320,016
Fallen Angel	4,612,867,055	329,225,383	(24,624,157)	304,601,226
Floating Rate	558,672,812	2,783,522	(406,104)	2,377,418
Green Bond	83,290,972	1,076,306	(999,119)	77,187
International High Yield	97,291,642	5,651,541	(1,683,933)	3,967,608
J.P. Morgan EM	3,507,067,496	89,775,545	(290,961,436)	(201,185,891)
Moody’s Analytics BBB	10,005,500	31,794	(140,849)	(109,055)
Moody’s Analytics IG	14,957,723	68,289	(324,923)	(256,634)
Mortgage REIT	279,322,768	56,013,346	(19,239,801)	36,773,545
Preferred Securities	908,366,062	73,208,751	(13,635,345)	59,573,406

At April 30, 2021, the components of total distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
BDC Income	$—	$(55,745,598)	$—	$(9,396)	$44,054,596	$(11,700,398)
ChinaAMC China Bond	351,077	(186,348)	—	(807)	1,499,546	1,663,468
Emerging Markets Aggregate	—	(1,983,300)	(4,171)	(1,998)	125,481	(1,863,988)
Emerging Markets High Yield	3,752,244	(58,004,257)	—	(40,195)	8,320,014	(45,972,194)
Fallen Angel	17,144,114	(145,447,452)	—	(67,964)	304,601,226	176,229,924
Floating Rate	351,529	(1,019,059)	—	(21,617)	2,377,418	1,688,271
Green Bond	136,157	(176,498)	—	(1,073)	77,187	35,773
International High Yield	—	(10,889,649)	—	(33,385)	3,981,447	(6,941,587)
J.P. Morgan EM	—	(168,565,493)	(44,048,376)	(243,576)	(202,885,045)	(415,742,490)
Moody’s Analytics BBB	18,235	(16,133)	—	(115)	(109,055)	(107,068)
Moody’s Analytics IG	28,474	(23,543)	—	(172)	(256,634)	(251,875)
Mortgage REIT	—	(73,348,067)	—	(16,359)	36,773,545	(36,590,881)
Preferred Securities	2,695,549	(45,365,532)	—	(2,333,206)	59,573,406	14,570,217

*	Post-October losses represent certain ordinary specified and/or capital losses incurred after October 31, 2020. These losses are deemed to arise on the first day of the Funds’ next taxable year.
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The tax character of distributions paid to shareholders was as follows:

	April 30, 2021		April 30, 2020
Fund	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
BDC Income	$28,249,128	$102,755	$21,186,560	$—
ChinaAMC China Bond	1,233,560	—	156,654	18,386
Emerging Markets Aggregate	573,293	93,307	604,973	105,837
Emerging Markets High Yield	25,900,330	—	19,713,460	—
Fallen Angel	155,216,155	—	69,209,400	—
Floating Rate	5,073,095	—	14,425,000	—
Green Bond	902,645	—	518,700	119,670
International High Yield	4,423,249	264,741	5,231,217	396,663
J.P. Morgan EM	524,709	161,805,238	70,848,577	210,852,975
Moody’s Analytics BBB	75,600	—	—	—
Moody’s Analytics IG	105,540	—	—	—
Mortgage REIT	11,675,560	6,729,745	12,368,685	2,747,765
Preferred Securities	38,058,255	—	38,840,820	—

At April 30, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
BDC Income	$(15,292,216)	$(40,453,382)	$(55,745,598)
ChinaAMC China Bond	(166,013)	(20,335)	(186,348)
Emerging Markets Aggregate	(1,603,018)	(380,282)	(1,983,300)
Emerging Markets High Yield	(10,986,853)	(47,017,404)	(58,004,257)
Fallen Angel	(59,502,467)	(85,944,985)	(145,447,452)
Floating Rate	(652,541)	(366,518)	(1,019,059)
Green Bond	(176,498)	—	(176,498)
International High Yield	(521,673)	(10,367,976)	(10,889,649)
J.P. Morgan EM	(57,138,194)	(111,427,299)	(168,565,493)
Moody’s Analytics BBB	(16,133)	—	(16,133)
Moody’s Analytics IG	(23,543)	—	(23,543)
Mortgage REIT	(19,518,810)	(53,829,257)	(73,348,067)
Preferred Securities	(12,267,153)	(33,098,379)	(45,365,532)

During the year ended April 30, 2021, Floating Rate utilized $172,580 of it’s capital loss carryforwards available from prior years.

During the year ended April 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment of in-kind redemptions, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
BDC Income	$(7,619,012)	$7,619,012
ChinaAMC China Bond	114	(114)
Emerging Markets High Yield	(1,036,353)	1,036,353
Fallen Angel	(127,201,593)	127,201,593
Floating Rate	(540,943)	540,943
International High Yield	(580,085)	580,085
J.P. Morgan EM	100,693,298	(100,693,298)
Mortgage REIT	(10,421,302)	10,421,302
Preferred Securities	842,734	(842,734)
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VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2021, the Funds did not incur any interest or penalties.

Prior to November 2018, there were uncertainties in the Chinese tax rules governing the taxation of interest income on corporate bonds due to the lack of formal guidance from the PRC’s tax authorities. China generally imposes withholding tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest income derived by nonresidents in the Chinese corporate bond market, including Qualified Foreign Institutional Investors (“QFII”),Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) and investors in the China Bond Connect Program.

On November 7, 2018, the PRC issued guidance (Circular 108) clarifying that nonresidents (including QFIIs, and RQFIIs) are exempted from withholding income tax and value added tax with respect to bond interest income derived in the Chinese domestic bond market from November 7, 2018 to November 6, 2021. It is unclear whether this exemption will be renewed.

Additionally, under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. However, capital gains derived by a nonresident pursuant to an RQFII license and investments through the China Bond Connect Program from the transfer of bonds issued by PRC entities are considered to be non PRC-sourced and therefore not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) and investment through the China Bond Connect Program are evolving and future tax guidance issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance may apply retroactively regarding the tax treatment of capital gains derived from the transfer of Chinese bonds by nonresidents, even if such rules are adverse to ChinaAMC China Bond and J.P. Morgan EM and their shareholders. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bonds to RQFIIs, which is the Sub-Adviser in this case, and begin collecting capital gains tax, ChinaAMC China Bond could be subject to a tax liability via the Sub-Adviser. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bond investments made through the Bond Connect Program, and begin collecting capital gains tax, ChinaAMC China Bond and J.P. Morgan EM could be subject to a tax liability. The impact of any such tax liability on the return for ChinaAMC China Bond and J.P. Morgan EM could be substantial.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Investments in bonds or in Funds holding bonds involve risks including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except BDC Income, ChinaAMC China Bond, Floating Rate, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

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Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

ChinaAMC China Bond, Emerging Markets Aggregate, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, J.P. Morgan EM, Moody’s Analytics BBB, and Moody’s Analytics IG invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Green Bond may invest in bonds whose proceeds are used principally for climate mitigation, climate adaption or other environmentally beneficial projects. Some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies.

Moody’s Analytics BBB invests in BBB-rated bonds, which are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or a substantial period of rising interest rates. Any downgrade of such bonds would relegate them from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk. Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. For tax purposes, this may require the Fund to account for the distribution that has been deferred or suspended, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

The Funds (except for BDC Income, ChinaAMC China Bond, Emerging Markets Aggregate, J.P. Morgan EM, and Mortgage REIT) invest in certain financial instruments that may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate (“LIBOR”). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Funds invest cannot yet be determined.

Should the Chinese government impose restrictions on the ability of ChinaAMC China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution

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NOTES TO FINANCIAL STATEMENTS

(continued)

requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The liabilities and expenses associated with the Plan (except for Moody’s Analytics BBB and Moody’s Analytics IG) are included in “Deferred Trustee fees” in the Statements of Assets and Liabilities, and “Trustees’ fees and expenses” in the Statements of Operations, respectively.

The Adviser is responsible for paying expenses associated with the Plan for Moody’s Analytics BBB and Moody’s Analytics IG.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at April 30, 2021 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.The following is a summary of the Funds’ securities on loan and related collateral as of April 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
BDC Income	$44,959,053	$31,604,946	$15,102,330	$46,707,276
Emerging Markets Aggregate	241,488	55,227	193,759	248,986
Emerging Markets High Yield	32,047,729	14,533,630	18,552,612	33,086,242
Fallen Angel	124,439,962	66,462,727	63,272,432	129,735,159
Floating Rate	6,772,080	2,107,752	4,833,653	6,941,405
Green Bond	1,815,563	107,102	1,757,255	1,864,357
International High Yield	4,162,767	2,171,152	2,148,219	4,319,371
Moody’s Analytics BBB	100,819	106,163	—	106,163
Moody’s Analytics IG	100,819	106,163	—	106,163
Mortgage REIT	50,187,067	5,860,627	45,523,388	51,384,015
Preferred Securities	43,212,661	14,817,293	30,181,165	44,998,458
128

The following table presents money market fund investments held as collateral by type of security on loan as of April 30, 2021:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities
BDC Income	$—	$31,604,946
Emerging Markets Aggregate	55,227	—
Emerging Markets High Yield	14,533,630	—
Fallen Angel	66,462,727	—
Floating Rate	2,107,752	—
Green Bond	107,102	—
International High Yield	2,171,152	—
Moody’s Analytics BBB	106,163	—
Moody’s Analytics IG	106,163	—
Mortgage REIT	—	5,860,627
Preferred Securities	—	14,817,293

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
BDC Income	260	$1,158,723	1.43%
ChinaAMC China Bond	60	339,618	1.44
Emerging Markets Aggregate	1	230,564	1.45
Emerging Markets High Yield	9	444,484	1.44
Fallen Angel	29	2,351,438	1.44
Floating Rate	7	1,470,408	1.45
Green Bond	11	194,471	1.45
International High Yield	15	276,977	1.43
J.P. Morgan EM	73	5,437,331	1.43
Mortgage REIT	133	2,022,315	1.43
Preferred Securities	182	2,099,342	1.44

Outstanding loan balances as of April 30, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Share Split—In 2018, the Board of Trustees approved a 1 for 2 reverse share split for J.P Morgan EM Local Currency Bond ETF. On October 26, 2018 shares began trading on a split-adjusted basis. The Financial Highlights prior to October 26, 2018 have been adjusted to reflect the 1 for 2 reverse share split.

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective May 1, 2021, the Funds listed in the table below converted to a unitary management fee structure, pursuant to which the Adviser has agreed to pay all of the expenses of each Fund (excluding the fee payment under the

129

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NOTES TO FINANCIAL STATEMENTS

(continued)

investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses).

Fund	Unitary Management Fee Rate
BDC Income	0.40%
Emerging Markets Aggregate	0.35
Emerging Markets High Yield	0.40
Fallen Angel	0.35
Floating Rate	0.14
Green Bond	0.20
International High Yield	0.40
Mortgage REIT	0.40
Preferred Securities	0.40

Effective June 1, 2021, the Board of Trustees approved changing the VanEck Vectors Preferred Securities ex Financials ETF benchmark index from the Wells Fargo® Hybrid and Preferred Securities ex Financials Index to the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index. As a result of this change, they also approved changing the Fund’s investment objective and its principal investment strategy. The Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index.

130

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Vectors BDC Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Moody’s Analytics BBB Corporate Bond ETF , VanEck Vectors Moody’s Analytics IG Corporate Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors BDC Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Moody’s Analytics BBB Corporate Bond ETF, VanEck Vectors Moody’s Analytics IG Corporate Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF (collectively referred to as the “Funds”) (thirteen of the series constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of April 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirteen of the series constituting VanEck Vectors ETF Trust) at April 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors BDC Income ETF	For the year ended April 30, 2021	For each of the two years in the period ended April 30, 2021	For each of the five years in the period ended April 30, 2021

VanEck Vectors ChinaAMC China Bond ETF

VanEck Vectors Emerging Markets Aggregate Bond ETF

VanEck Vectors Emerging Markets High Yield Bond ETF

VanEck Vectors Fallen Angel High Yield Bond ETF

VanEck Vectors International High Yield Bond ETF

VanEck Vectors Investment Grade Floating Rate ETF

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF

VanEck Vectors Mortgage REIT Income ETF

VanEck Vectors Preferred Securities ex Financials ETF
131

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Green Bond ETF	For the year ended April 30, 2021	For each of the two years in the period ended April 30, 2021	For each of the four years in the period ended April 30, 2021 and the period from March 3, 2017 (commencement of operations) through April 30, 2017
VanEck Vectors Moody’s Analytics BBB Corporate Bond ETF	For the period December 2, 2020 (commencement of operations) through	For the period December 2, 2020 (commencement of operations) through April 30, 2021	For the period December 2, 2020 (commencement of operations) through April 30, 2021
VanEck Vectors Moody’s Analytics IG Corporate Bond ETF	April 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

June 23, 2021

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TAX INFORMATION

(unaudited)

RETURN OF CAPITAL, FOREIGN SOURCE INCOME & FOREIGN TAX CREDITS

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022. Please consult your tax advisor regarding the appropriate treatment of these distributions.

The Funds listed below paid distributions during the taxable year ended April 30, 2021 that were considered to be a return of capital.

A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held at each of the respective record dates.

Additionally, the Funds below have qualified to “pass-through” the foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. These deductions or credits may be subject to limitations under the tax law. The information below is provided to assist you in computing your foreign tax credit.

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (a)	Return of Capital (Non Dividend) Distribution
Emerging Markets Aggregate	EMAG	06/05/2020	$0.080300	$0.069547	$0.000633	$0.070180	100.00%	$0.010753
		07/08/2020	0.068000	0.058894	0.000536	0.059430	100.00%	0.009106
		08/07/2020	0.077400	0.067035	0.000610	0.067645	100.00%	0.010365
		09/08/2020	0.073600	0.063744	0.000580	0.064324	100.00%	0.009856
		10/07/2020	0.075300	0.065216	0.000593	0.065809	100.00%	0.010084
		11/06/2020	0.071500	0.061925	0.000563	0.062488	100.00%	0.009575
		12/07/2020	0.072700	0.062964	0.000573	0.063537	100.00%	0.009736
		01/05/2021	0.078600	0.068074	0.000619	0.068693	100.00%	0.010526
		02/05/2021	0.073000	0.061875	0.000946	0.062821	100.00%	0.011125
		03/05/2021	0.066600	0.056450	0.000863	0.057313	100.00%	0.010150
		04/08/2021	0.077800	0.065943	0.001008	0.066951	100.00%	0.011857
		04/30/2021	0.074000	0.062722	0.000959	0.063681	100.00%	0.011278
Emerging Markets Aggregate Total			$0.888800	$0.764389	$0.008483	$0.772872	100.00%	$0.124411

International High Yield	IHY	06/05/2020	$0.108200	$0.102776	$—	$0.102776	100.00%	$0.005424
		07/08/2020	0.089300	0.084824	—	0.084824	100.00%	0.004476
		08/07/2020	0.103800	0.098597	—	0.098597	100.00%	0.005203
		09/08/2020	0.094000	0.089288	—	0.089288	100.00%	0.004712
		10/07/2020	0.096300	0.091473	—	0.091473	100.00%	0.004827
		11/06/2020	0.101600	0.096507	—	0.096507	100.00%	0.005093
		12/07/2020	0.102000	0.096887	—	0.096887	100.00%	0.005113
		01/05/2021	0.098800	0.093847	0.000026	0.093873	100.00%	0.004953
		02/05/2021	0.097100	0.090348	—	0.090348	100.00%	0.006752
		03/05/2021	0.085200	0.079275	—	0.079275	100.00%	0.005925
		04/08/2021	0.098500	0.091651	—	0.091651	100.00%	0.006849
		04/30/2021	0.095500	0.088859	—	0.088859	100.00%	0.006641
International High Yield Total			$1.170300	$1.104332	$0.000026	$1.104358	100.00%	$0.065968

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TAX INFORMATION

(unaudited) (continued)

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (a)	Return of Capital (Non Dividend) Distribution
J.P. Morgan EM	EMLC	06/05/2020	$0.132800	$0.000639	$0.001955	$0.002594	100.00%	$0.132161
		07/08/2020	0.147300	0.000710	0.002168	0.002878	100.00%	0.146590
		08/07/2020	0.153200	0.000738	0.002255	0.002993	100.00%	0.152462
		09/08/2020	0.124500	0.000599	0.001833	0.002432	100.00%	0.123901
		10/07/2020	0.109800	0.000529	0.001616	0.002145	100.00%	0.109271
		11/06/2020	0.131100	0.000631	0.001930	0.002561	100.00%	0.130469
		12/07/2020	0.121300	0.000584	0.001786	0.002370	100.00%	0.120716
		01/05/2021	0.129200	0.000622	0.001902	0.002524	100.00%	0.128578
		02/05/2021	0.125300	—	0.002698	0.002698	100.00%	0.125300
		03/05/2021	0.118000	—	0.002541	0.002541	100.00%	0.118000
		04/08/2021	0.136100	—	0.002931	0.002931	100.00%	0.136100
		04/30/2021	0.120500	—	0.002595	0.002595	100.00%	0.120500
J.P. Morgan EM Total			$1.549100	$0.005052	$0.026210	$0.031262	100.00%	$1.544048

(a)	To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.
134

FOREIGN SOURCE INCOME & FOREIGN TAX CREDITS

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022. Please consult your tax advisor regarding the appropriate treatment of these distributions.

The Funds below have qualified to “pass-through” the foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. These deductions or credits may be subject to limitations under the tax law. The information below is provided to assist you in computing your foreign tax credit.

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (a)
ChinaAMC China Bond	CBON	06/05/2020	$0.049700	$0.049700	$—	$0.049700	61.05%
		07/08/2020	0.056600	0.056600	—	0.056600	61.05%
		08/07/2020	0.061200	0.061200	—	0.061200	61.05%
		09/08/2020	0.056000	0.056000	—	0.056000	61.05%
		10/07/2020	0.044600	0.044600	—	0.044600	61.05%
		11/06/2020	0.041600	0.041600	—	0.041600	61.05%
		12/07/2020	0.055900	0.055900	—	0.055900	61.05%
		01/05/2021	0.056100	0.056100	0.000068	0.056168	61.05%
		02/05/2021	0.066300	0.066300	—	0.066300	87.14%
		03/05/2021	0.046800	0.046800	—	0.046800	87.14%
		04/08/2021	0.063800	0.063800	—	0.063800	87.14%
		04/30/2021	0.053200	0.053200	0.000220	0.053420	87.14%
ChinaAMC China Bond Total			$0.651800	$0.651800	$0.000288	$0.652088	70.27%

Emerging Markets High Yield	HYEM	05/07/2020	$0.109400	$0.109400	$—	$0.109400	96.64%
		06/05/2020	0.122700	0.122700	—	0.122700	96.64%
		07/08/2020	0.079000	0.079000	—	0.079000	96.64%
		08/07/2020	0.110600	0.110600	—	0.110600	96.64%
		09/08/2020	0.109400	0.109400	—	0.109400	96.64%
		10/07/2020	0.108000	0.108000	—	0.108000	96.64%
		11/06/2020	0.116300	0.116300	—	0.116300	96.64%
		12/07/2020	0.106700	0.106700	—	0.106700	96.64%
		01/05/2021	0.113900	0.113900	0.000085	0.113985	96.64%
		02/05/2021	0.076500	0.076500	—	0.076500	96.08%
		03/05/2021	0.097000	0.097000	—	0.097000	96.08%
		04/08/2021	0.108600	0.108600	0.000110	0.108710	96.08%
Emerging Markets High Yield Total			$1.258100	$1.258100	$0.000195	$1.258295	96.51%

Green Bond	GRNB	06/05/2020	$0.058500	$0.058500	$—	$0.058500	64.22%
		07/08/2020	0.056500	0.056500	—	0.056500	64.22%
		08/07/2020	0.052100	0.052100	—	0.052100	64.22%
		09/08/2020	0.050300	0.050300	—	0.050300	64.22%
		10/07/2020	0.045800	0.045800	—	0.045800	64.22%
		11/06/2020	0.052200	0.052200	—	0.052200	64.22%
		12/07/2020	0.041900	0.041900	—	0.041900	64.22%
		01/05/2021	0.045500	0.045500	0.000024	0.045524	64.22%
		02/05/2021	0.037900	0.037900	—	0.037900	55.17%
		03/05/2021	0.035800	0.035800	—	0.035800	55.17%
		04/08/2021	0.041600	0.041600	0.000091	0.041691	55.17%
Green Bond Total			$0.518100	$0.518100	$0.000115	$0.518215	62.20%

(a)	To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.
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TAX INFORMATION

(unaudited) (continued)

SECTION 163(j) INTEREST RELATED DIVIDENDS

The Funds listed below paid distributions during the taxable year ended April 30, 2021 that were considered to be Section 163(j) Interest Dividends and are thus eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. Please consult your tax advisor regarding the treatment of these distributions.

To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

To determine your share of interest dividends, multiply the total ordinary income amounts per share shown below times the number of shares you held on the record date of each distribution times the percentage indicated.

Fund Name	Ticker Symbol	Payable Date	Total Ordinary Income Distribution	Section 163(j)- Interest Dividends	Section 163(j)- Interest Dividends as a % of Taxable Income
ChinaAMC China Bond	CBON	Monthly	$0.652088	0.458976	70.39%
Emerging Markets Aggregate	EMAG	Monthly	0.772872	0.772361	99.93%
Emerging Markets High Yield	HYEM	Monthly	1.258295	1.252413	99.53%
Fallen Angel	ANGL	Monthly	1.475300	1.468090	99.51%
Floating Rate	FLTR	Monthly	0.272800	0.272231	99.79%
Green Bond	GRNB	Monthly	0.518100	0.517151	99.82%
International High Yield	IHY	Monthly	1.104357	1.098909	99.51%
J.P. Morgan EM	EMLC	Monthly	0.031262	0.031262	100.00%
Moody’s Analytics BBB	MBBB	Monthly	0.189000	0.189000	100.00%
Moody’s Analytics IG	MIG	Monthly	0.175900	0.175900	100.00%
136

QUALIFIED INTEREST INCOME FOR NON-U.S. SHAREHOLDERS

The Funds listed below paid distributions during the taxable year ended April 30, 2021 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation. Please consult your tax advisor for additional information regarding the treatment of these distributions.

Fund Name	Ticker Symbol	Payable Date	Total Ordinary Income Distribution Per Share	Qualified Interest Income Per Share (QII)	Qualified Interest Income (QII) as a Percentage of the Total Ordinary Income Distribution
Fallen Angel	ANGL	05/07/2020	$0.107700	$0.080258	74.52%
		06/05/2020	0.131800	0.110973	84.20%
		07/08/2020	0.136900	0.115774	84.57%
		08/07/2020	0.134000	0.113322	84.57%
		09/08/2020	0.114200	0.096577	84.57%
		10/07/2020	0.127400	0.107740	84.57%
		11/06/2020	0.136300	0.115267	84.57%
		12/07/2020	0.118500	0.100214	84.57%
		01/05/2021	0.126700	0.107148	84.57%
		02/05/2021	0.117700	0.094177	80.01%
		03/05/2021	0.107100	0.085696	80.01%
		04/08/2021	0.117000	0.093617	80.01%
Fallen Angel Total			$1.475300	$1.220763	82.75%

Floating Rate	FLTR	05/07/2020	$0.042000	$0.025890	61.64%
		06/05/2020	0.035800	0.021270	59.41%
		07/08/2020	0.027400	0.016249	59.30%
		08/07/2020	0.024800	0.014707	59.30%
		09/08/2020	0.019800	0.011742	59.30%
		10/07/2020	0.018600	0.011030	59.30%
		11/06/2020	0.019800	0.011742	59.30%
		12/07/2020	0.017700	0.010497	59.30%
		01/05/2021	0.017500	0.010378	59.30%
		02/05/2021	0.018000	0.010144	56.36%
		03/05/2021	0.015400	0.008679	56.36%
		04/08/2021	0.016000	0.009017	56.36%
Floating Rate Total			$0.272800	$0.161345	59.14%
Green Bond	GRNB	06/05/2020	$0.058500	$0.021863	37.37%
		07/08/2020	0.056500	0.021115	37.37%
		08/07/2020	0.052100	0.019471	37.37%
		09/08/2020	0.050300	0.018798	37.37%
		10/07/2020	0.045800	0.017116	37.37%
		11/06/2020	0.052200	0.019508	37.37%
		12/07/2020	0.041900	0.015659	37.37%
		01/05/2021	0.045500	0.016995	37.35%
		02/05/2021	0.037900	0.014162	37.37%
		03/05/2021	0.035800	0.013378	37.37%
		04/08/2021	0.041600	0.015509	37.28%
Green Bond Total			$0.518100	$0.193574	37.36%
Moody’s Analytics BBB	MBBB	01/05/2021	$0.047000	$0.032690	69.55%
		02/05/2021	0.050000	0.034398	68.80%
		03/05/2021	0.045100	0.031027	68.80%
		04/08/2021	0.046900	0.032265	68.80%
Moody’s Analytics BBB Total			$0.189000	$0.130380	68.98%

Moody’s Analytics IG	MIG	01/05/2021	$0.044500	$0.027728	62.31%
		02/05/2021	0.047600	0.029400	61.76%
		03/05/2021	0.039100	0.024150	61.76%
		04/08/2021	0.044700	0.027608	61.76%
Moody’s Analytics IG Total			$0.175900	$0.108886	61.90%
137

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited) (continued)

RETURN OF CAPITAL, QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION & SECTION 199A

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2021 income tax purposes will be sent to them in early 2022. Please consult your tax advisor for additional information regarding the treatment of these distributions.

A portion of the distributions paid by BIZD and MORT are considered a return of capital. A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead, should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held on each of the respective record dates.

All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. The table below provides a summary of the per share QDI amounts for the taxable year ended April 30, 2021. This data is being provided for informational purposes only. If a fund pays more than one distribution during the year, the amount that will be reported in Box 1b of a shareholder’s 2021 Form 1099-DIV will be based on the QDI percentage specific to each distribution. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. The table below provides a summary of the percentage of total ordinary income qualifying for the dividends received deduction or DRD for the taxable year ended April 30, 2021. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the per share amounts shown below times DRD percentage indicated times the number of shares you held on the record date of each distribution.

The Section 199A amount represents the percentage of each Fund’s ordinary income distributions, that represent Qualfied Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, allows a deduction of up to 20% on QBI for non-corporate taxpayers. Tax regulations issued January 18, 2020 enable a regulated investment company to flow-through QBI received from pass through entities such as real estate investment trusts, to its shareholders.

To treat a dividend as qualifying for the QBI or DRD, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution.

Fund Name	Ticker Symbol	Payable Date	Total Distribution Per Share	Return of Capital (Non Dividend) Distribution	Ordinary Income Dividends	Percent of Ordinary Income Dividends that are QDI Eligible		Percent of Ordinary Income Dividends that are DRD Eligible	Section 199A QBI as a Percent of Ordinary Income Dividends
BDC Income	BIZD	07/08/2020	$0.384700	$—	$0.384700	1.43%		—	—
		10/07/2020	0.360300	—	0.360300	0.91%		—	—
		01/05/2021	0.324900	—	0.324900	0.91%		—	—
		04/08/2021	0.370800	0.004382	0.366418	2.16	%(b)	—	—
BDC Income Total			$1.440700	$0.004382	$1.436318	1.37	%(b)	—	—
138

Fund Name	Ticker Symbol	Payable Date	Total Distribution Per Share	Return of Capital (Non Dividend) Distribution	Ordinary Income Dividends	Percent of Ordinary Income Dividends that are QDI Eligible		Percent of Ordinary Income Dividends that are DRD Eligible		Section 199A QBI as a Percent of Ordinary Income Dividends
Mortgage REIT	MORT	07/08/2020	$0.299700	$0.129488	$0.170212	4.82%		—		68.13%
		10/07/2020	0.337300	0.145734	0.191566	4.82%		—		68.13%
		01/05/2021	0.353600	0.152776	0.200824	4.82%		—		68.13%
		04/08/2021	0.327400	0.063345	0.264055	1.12	%(b)	—		50.98	%(b)
Mortgage REIT Total			$1.318000	$0.491343	$0.826657	3.64	%(b)	—		62.65	%(b)

Preferred Securities	PFXF	06/05/2020	$0.088100	$—	$0.088100	17.79%		14.94%		10.64%
		07/08/2020	0.095200	—	0.095200	17.79%		14.94%		10.64%
		08/07/2020	0.077500	—	0.077500	17.79%		14.94%		10.64%
		09/08/2020	0.109100	—	0.109100	17.79%		14.94%		10.64%
		10/07/2020	0.088300	—	0.088300	17.79%		14.94%		10.64%
		11/06/2020	0.064800	—	0.064800	17.79%		14.94%		10.64%
		12/07/2020	0.114800	—	0.114800	17.79%		14.94%		10.64%
		01/05/2021	0.127100	—	0.127100	17.79%		14.94%		10.64%
		02/05/2021	0.042500	—	0.042500	21.15	%(b)	17.04	%(b)	10.03	%(b)
		03/05/2021	0.082100	—	0.082100	21.15	%(b)	17.04	%(b)	10.03	%(b)
		04/08/2021	0.045300	—	0.045300	21.15	%(b)	17.04	%(b)	10.03	%(b)
		04/30/2021	0.024100	—	0.024100	21.15	%(b)	17.04	%(b)	10.03	%(b)
Preferred Securities Total			$0.958900	$—	$0.934800	18.40	%(b)	15.32	%(b)	10.53	%(b)

(b)	Amounts are estimated and subject to change. Shareholders should utilize the information on their 2021 Form 1099s received in 2022.
139

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Independent Trustees
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	58	Trustee, First Eagle Senior Loan Fund. Formerly, Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	69	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	69	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee
Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	69	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
140

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
141

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

April 30, 2021 (unaudited)

At a meeting held on June 11, 2020 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors BDC Income ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, Mortgage REIT Income ETF and Preferred Securities ex Financials ETF (each, a “Fund” and together, the “Funds”).

Subsequent to the approval of the Investment Management Agreement at the Renewal Meeting, at a meeting held on February 24, 2021 (the “February Meeting”), the Board of the Trust, including all of the Independent Trustees, approved an amended and restated Investment Management Agreement (the “Amended and Restated Investment Management Agreement”) between the Trust and the Adviser to convert the Funds to a unitary fee structure, pursuant to which the Adviser will pay all of the direct expenses of the Funds (excluding fees under the Amended and Restated Investment Management Agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) in exchange for an annual unitary management fee rate equal to or lower than the existing management fee rate for each Fund.

The Board’s approval of the Amended and Restated Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. In approving the Amended and Restated Investment Agreement, the Trustees also considered the information about the expenses of each Fund they received at the Renewal Meeting to approve the Investment Management Agreement, as well as additional information obtained at other meetings of the Board. A discussion regarding the factors the Board considered in the renewal of the Investment Management Agreement with respect to each Fund is available in the Trust’s semi-annual report for the period ended October 31, 2020. Some of the additional factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Among other things, the Trustees considered the terms and scope of services that the Adviser would provide under the Amended and Restated Investment Management Agreement and representations from the Adviser that the services to be provided by the Adviser to the Funds would not decrease in scope or quality under the unitary fee structure. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure and the potential expense stability that may inure to the benefit of shareholders of the Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the February Meeting as part of their consideration of the Amended and Restated Investment Management Agreement.

In voting to approve the adoption of the Amended and Restated Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Amended and Restated Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Amended and Restated Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

142

VANECK VECTORS ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for most funds redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2020 to December 31, 2020 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted significant market volatility occurring during a portion of the Review Period and the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

143

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is April 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2021 and April 30, 2020, were $523,890 and $632,320, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended April 30, 2021 and April 30, 2020, were $171,096 and $276,634, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date July 8, 2021

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 8, 2021